Exhibit 99.2

ESTIMATED

RESERVES & FUTURE INCOME

ATTRIBUTABLE TO

ZAZA ENERGY, LLC

VARIOUS PROPERTIES

TOTAL RESERVES

AS OF JAN. 1, 2012

Rex D. Morris . 600 Leopard . Suite 1310 . Corpus Christi, Texas 78473 . (361) 698-6079 . Fax (361) 698-6066

Rex D. Morris
Consultant Reservoir Engineer
600 Leopard, Suite 1310
Corpus Christi, Texas 78401-0439
Office: 1(361) 698-6079
Fax: 1(361) 698-6066

March 14, 2012

ZAZA Energy Corporation, LLC.

1301 McKinney Street, Suite 2850

Houston, Texas 77010

Attention: Gaston Kearby

As requested, the following reserve report of total proved producing reserves and forecasts of economics attributable to working interests of ZAZA Energy, LLC. in certain producing properties in the Eagle Ford Trend in South Texas is being submitted. The results of this evaluation are presented in the accompanying tabulations with a composite summary presented below:

		Proved	Proved	Proved	Total
		Producing	Shut-in	Undeveloped	Proved
Net Reserves
Cond.	(MBO):	162.812	279.865	501.752	944.429
Gas	(MMcf):	529.167	904.409	2,696.372	4,129.948

Revenue	(M$):	18,534.917	31,571.679	60,825.514	110,933.110
Op. Expenses	(M$):	3,700.967	5,182.613	10,207.128	19,090.708
Investments	(M$):	0.000	440.000	7,496.249	7,936.249
Operating Income	(M$):	14,833.951	25,949.067	43,123.137	83,906.155
Discounted @ 10.0%	(M$):	9,371.672	17,039.095	23,963.532	50,374.298

In addition, ZAZA Energy, LLC, has asked that the following probable reserves in which they have a high degree of certainty for success be evaluated. These probable reserves are tabulated below:

		Probable
		Undeveloped
Net Reserves
Cond.	(MBO):	2,860.771
Gas	(MMcf):	7,221.383

Revenue	(M$):	312,497.804
Op. Expenses	(M$):	51,428.103
Investments	(M$):	20,094.998
Operating Income	(M$):	240,976.696
Discounted @ 10.0%	(M$):	111,887.292

Presentation

This report is divided into three sections: The Grand Total category section, which is a summary of all reserves. This section is further divided into four reserve category sections: Proved Developed Producing Reserves (PDP), Proved Shut-in Reserves (PDSI), Proved Undeveloped Reserves (PUD), and Probable Undeveloped Reserves (PRB). After the Grand Total category section is a one line report, which presents reserves, revenue, expenses, investments, net income, and discounted cash flow for the individual properties that make up each reserve category. This is followed by a one line report that is divided by prospect area. Following the one line reports are the detailed reports and production graph for each property.

Hydrocarbon Pricing

Oil and gas prices used in this report were based on a 12 month averaged NYMEX Spot price from January 2011 to December 2011. The first trading day of each month was averaged and held flat to life. Oil and gas prices were scheduled as follows:

YEAR	$/BO	$/MMBTU
FLAT	96.04	4.148

Oil and Gas prices were adjusted by differentials to sales price. The differentials used were 97% of NYMEX gas and WTI oil plus $7.00. Also gas prices were adjusted individually for btu, processing, treatment, crude quality, gravity corrections, and transportation. Gas shrinkage was taken into account separately as corrections to net gas sales.

Expenses and Taxes

Lease operating expenses were forecast as furnished by ZAZA Energy, LLC. The oil and gas severance tax values were determined by applying normal state severance tax rates. Ad valorem taxes were applied as provided by ZAZA Energy, LLC.

Reserve Definitions

The proved reserve classifications used conform to the criteria of the Securities and Exchange Commission (SEC) in SX Reg. 210.4-10 dated November 18, 1981, as amended September 19, 1989. These definitions are further clarified by various Commission Staff Accounting Bulletins and to the definitions endorsed by the Society of Petroleum Engineers (SPE), the Society of Evaluation Engineers (SPEE), and the World Petroleum Congress (WPC) to be consistent with the Petroleum Resource Management System (PRMS). Definitions of these reserves are included immediately following this letter.

Estimate of Reserves

Estimates of reserves were prepared by the use of geological and engineering methods generally accepted by the petroleum industry. The method or combination of methods utilized in the analysis of each reservoir was tempered by experience in the area, stage of development, quality and completeness of basic data, and production history.

Initial production rates were based on the current rates for those reservoirs now on production, except in the Briggs Ranch and Talbutt areas where production was curtailed while facilities were being built. If no production decline was established, a decline profile analogous to similar wells was used. If a decline trend was established, this trend was used as a basis for estimating future rates.

General

The reserves and economics are predicted on regulatory agency classifications, rules, policies, laws, taxes and royalties in effect as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions have not been considered. All reserve estimates represent a best judgment based on data available at the time of preparation, and assumptions as to future economic and regulatory conditions. It should be realized that the reserves actually recovered, the revenue derived there from and the actual cost incurred could be more or less than the estimated amounts.

The reserve estimates were based on interpretations of factual data furnished by ZAZA Energy, LLC Oil and gas prices, pricing differentials, expense data, capital investments, plug and abandonment costs, tax values were supplied by ZAZA Energy, LLC. Ownership interests were supplied by ZAZA Energy, LLC. and were accepted as furnished. To some extent, information from public records has been used to check and/or supplement this data.

This report was prepared for the exclusive use of ZAZA Energy, LLC. Other third parties should not rely on it without the written consent of ZAZA Energy, LLC.

Yours truly,

/s/ Rex D. Morris

Rex D. Morris
Reservoir Engineer

Rex D. Morris. 600 Leopard. Suite 1310. Corpus Christi, Texas 78401-0439. (361) 698-6079. Fax (361) 698-6066

PETROLEUM RESERVE DEFINITIONS

SOCIETY OF PETROLEUM ENGINEERS (SPE)

AND

WORLD PETROLEUM CONGRESS (WPC)

RESERVES

Reserves are those quantities of petroleum* which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of the Society of Petroleum Engineers (SPE) and the World Petroleum Congress (WPC) in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such items. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, water flooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

*PETROLEUM: For the purpose of these definitions, the term petroleum refers to naturally occurring liquids and gases which are predominately comprised of hydrocarbon compounds. Petroleum may also contain non-hydrocarbon compounds in which sulfur, oxygen, and/or nitrogen atoms are combined with carbon and hydrogen. Common examples of non-hydrocarbons found in petroleum are nitrogen, carbon dioxide, and hydrogen sulfide.

PROVED RESERVES

Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probalistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include revalent historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undrilled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geologic and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the response provides support for the analysis on which the project is based and (2) it is reasonable certain the project will proceed.

UNPROVED RESERVES

Unproved reserves are based on geologic and/or engineering data similar to that used in estimates of proved reserves; but technical, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

PROBABLE RESERVES

Probable reserves are those improved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable. In this context, when probabilistic methods are used, there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal step out drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future work over, treatment, retreatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

POSSIBLE RESERVES

Possible reserves are those unproved reserves which analysis of geological and engineering data suggests are less likely to be recoverable than probable reserves. In this context, when probabilistic methods are used, there should be at least a 10% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable plus possible reserves.

In general, possible reserves may include (1) reserves which, based on geological interpretations, could possibly exist beyond areas classified as probable, (2) reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates, (3) incremental reserves attributed to infill drilling that are subject to technical uncertainty, (4) reserves attributed to improved recovery methods when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics are such that a reasonable doubt exists that the project will be commercial, and (5) reserves in an area of the formation that appears to be separated by faulting and geological interpretation indicates that the subject area is structurally lower.

RESERVE STATUS CATEGORIES

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: Developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be subcategorized as producing or non-producing.

Producing: Reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation

Non-producing: Reserves subcategorized as non-producing include shut-in and behind pipe reserves.

Shut-in reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons.

Behind pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future recompletion prior to the start of production.

Undeveloped Reserves: Undeveloped reserves are expected to be recovered: (1) from new wells on undrilled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the Board of Directors, Society of Petroleum Engineers (SPE), Inc. March 7, 1997 and revised to align with the 2007 SPE/WPC/AAPG/SPEE Petroleum Resources Management System document.

GRAND SUMMARIES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAND TOTAL RESERVES TABLE 1 ZAZA ENERGY, LLC VARIOUS FIELDS RESERVE TYPE VARIOUS CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 162261.594 FINAL 15.0000 126255.172 20.0000 102222.188 25.0000 85269.109 30.0000 72796.273 35.0000 63310.832 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 43. 2380.667 0.000 6597. 150.086 0.000 459. 103.35 4.92 12-13 78. 3196.254 0.000 8508. 219.252 0.000 594. 102.74 4.94 12-14 116. 3815.582 0.000 13875. 263.360 0.000 985. 102.80 4.83 12-15 145. 3915.917 0.000 15725. 271.516 0.000 1126. 102.84 4.79 12-16 171. 4130.213 0.000 13794. 287.483 0.000 985. 102.39 4.82 12-17 194. 4238.407 0.000 12667. 291.081 0.000 901. 101.90 4.85 12-18 210. 3870.091 0.000 11512. 270.602 0.000 822. 102.55 4.87 12-19 223. 3629.857 0.000 10538. 255.051 0.000 754. 102.81 4.87 12-20 225. 2902.626 0.000 8344. 203.547 0.000 597. 102.78 4.86 12-21 225. 2469.675 0.000 7018. 173.028 0.000 502. 102.77 4.85 12-22 225. 2169.110 0.000 6087. 151.928 0.000 436. 102.76 4.84 12-23 225. 1933.828 0.000 5352. 135.452 0.000 384. 102.75 4.83 12-24 225. 1739.229 0.000 4742. 121.843 0.000 340. 102.74 4.82 12-25 225. 1572.939 0.000 4222. 110.223 0.000 303. 102.73 4.82 12-26 225. 1427.092 0.000 3770. 100.032 0.000 271. 102.71 4.82 Sub-T 184. 43391.484 0.000 132751. 3004.485 0.000 9460. 102.66 4.85 After 139. 11369.595 0.000 26255. 800.715 0.000 1891. 102.59 4.79 Total 156. 54761.078 0.000 159006. 3805.200 0.000 11351. 102.65 4.84 Cumulative 664.646 0.000 1409. Ultimate 55425.727 0.000 160415. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 15511476. 0. 2255489. 1. 17766966. 882690. 540297. 16343979. 12-13 22525778. 0. 2934599. -1. 25460376. 1256280. 774531. 23429562. 12-14 27073700. 0. 4762891. 1. 31836592. 1602607. 967488. 29266494. 12-15 27922244. 0. 5398949. 1. 33321194. 1689344. 1012219. 30619628. 12-16 29434058. 0. 4751042. 0. 34185100. 1710295. 1039194. 31435612. 12-17 29662356. 0. 4372669. -1. 34035024. 1692418. 1034964. 31307642. 12-18 27750220. 0. 4001868. 4. 31752092. 1576650. 965614. 29209826. 12-19 26221982. 0. 3674656. 0. 29896638. 1481810. 909275. 27505558. 12-20 20920406. 0. 2900115. -1. 23820520. 1179847. 724502. 21916170. 12-21 17781568. 0. 2434354. 0. 20215922. 1000528. 614893. 18600500. 12-22 15612204. 0. 2108860. -2. 17721062. 876326. 539032. 16305708. 12-23 13917919. 0. 1852848. 1. 15770768. 779188. 479731. 14511850. 12-24 12518288. 0. 1640652. 0. 14158940. 698890. 430722. 13029328. 12-25 11322919. 0. 1459966. 0. 12782884. 630352. 388881. 11763652. 12-26 10274643. 0. 1303236. 0. 11577880. 570376. 352240. 10655263. Sub-T 308449792. 0. 45852192. 3. 354301984. 17627602. 10773581. 325900800. After 82148560. 0. 9066841. -1. 91215392. 4458847. 2776210. 83980360. Total 390598336. 0. 54919032. 2. 445517376. 22086448. 13549791. 409881152. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 345483. 4372500. 0. 0. 4717983. 11625997. 11625997. 11004977. 12-13 686821. 2853750. 0. 0. 3540571. 19888992. 31514988. 17273608. 12-14 1043180. 8447500. 0. 0. 9490680. 19775816. 51290804. 15569580. 12-15 1313345. 5870000. 0. 0. 7183344. 23436286. 74727088. 16783668. 12-16 1553553. 1891250. 0. 0. 3444803. 27990808. 102717896. 18229508. 12-17 1759564. 1846250. 0. 0. 3605814. 27701830. 130419728. 16432820. 12-18 1916004. 1850000. 0. 0. 3766004. 25443824. 155863552. 13722927. 12-19 2048004. 900000. 0. 0. 2948004. 24557552. 180421104. 12035098. 12-20 2066404. 0. 0. 0. 2066404. 19849768. 200270880. 8847184. 12-21 2066404. 0. 0. 0. 2066404. 16534096. 216804976. 6696720. 12-22 2066404. 0. 0. 0. 2066404. 14239302. 231044272. 5242136. 12-23 2066404. 0. 0. 0. 2066404. 12445445. 243489712. 4164878. 12-24 2066404. 0. 0. 0. 2066404. 10962924. 254452640. 3335078. 12-25 2066404. 0. 0. 0. 2066404. 9697248. 264149888. 2681800. 12-26 2066404. 0. 0. 0. 2066404. 8588859. 272738752. 2159339. Sub-T 25130784. 28031250. 0. 0. 53162032. 272738752. 272738752. 154179328. After 31836236. 0. 0. 0. 31836236. 52144108. 324882880. 8082264. Total 56967020. 28031250. 0. 0. 84998272. 324882848. 324882880. 162261600. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 2 ZAZA ENERGY, LLC VARIOUS FIELDS RESERVE TYPE VARIOUS CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 50374.301 FINAL 15.0000 42230.305 20.0000 36519.480 25.0000 32295.451 30.0000 29042.133 35.0000 26456.635 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 36. 1848.225 0.000 5470. 114.070 0.000 382. 103.20 4.91 12-13 51. 1727.166 0.000 5461. 117.860 0.000 382. 102.24 4.93 12-14 64. 1550.101 0.000 7541. 106.094 0.000 538. 102.52 4.81 12-15 65. 1095.392 0.000 5461. 74.756 0.000 391. 102.68 4.80 12-16 65. 877.741 0.000 4095. 59.735 0.000 293. 102.73 4.80 12-17 65. 746.729 0.000 3372. 50.734 0.000 241. 102.77 4.80 12-18 65. 655.584 0.000 2898. 44.492 0.000 207. 102.79 4.80 12-19 65. 586.612 0.000 2554. 39.779 0.000 183. 102.81 4.80 12-20 65. 530.427 0.000 2285. 35.948 0.000 163. 102.81 4.80 12-21 65. 482.145 0.000 2064. 32.660 0.000 148. 102.81 4.79 12-22 65. 439.056 0.000 1869. 29.728 0.000 134. 102.80 4.79 12-23 65. 400.075 0.000 1696. 27.077 0.000 121. 102.79 4.79 12-24 65. 364.689 0.000 1539. 24.672 0.000 110. 102.78 4.79 12-25 65. 332.539 0.000 1398. 22.488 0.000 100. 102.78 4.78 12-26 65. 303.311 0.000 1272. 20.504 0.000 91. 102.77 4.78 Sub-T 62. 11939.791 0.000 48976. 800.598 0.000 3484. 102.72 4.83 After 40. 2131.373 0.000 8993. 143.830 0.000 646. 102.57 4.77 Total 49. 14071.164 0.000 57969. 944.429 0.000 4130. 102.70 4.82 Cumulative 664.646 0.000 1409. Ultimate 14735.808 0.000 59378. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 11771885. 0. 1873898. 1. 13645784. 682049. 414840. 12548894. 12-13 12050456. 0. 1886390. 0. 13936846. 695800. 423714. 12817332. 12-14 10876925. 0. 2587770. 0. 13464696. 694421. 408649. 12361625. 12-15 7676243. 0. 1875555. 0. 9551798. 493774. 289857. 8768167. 12-16 6136800. 0. 1406046. -1. 7542845. 387746. 228963. 6926136. 12-17 5213819. 0. 1157624. 0. 6371443. 326657. 193433. 5851354. 12-18 4573289. 0. 994683. -1. 5567971. 284972. 169056. 5113942. 12-19 4089498. 0. 876450. -1. 4965947. 253851. 150787. 4561310. 12-20 3695951. 0. 784173. 0. 4480124. 228827. 136042. 4115256. 12-21 3357878. 0. 707962. 0. 4065840. 207560. 123465. 3734816. 12-22 3056166. 0. 641292. 0. 3697458. 188681. 112281. 3396496. 12-23 2783360. 0. 581555. 0. 3364914. 171651. 102184. 3091079. 12-24 2535904. 0. 527864. 0. 3063767. 156241. 93041. 2814485. 12-25 2311236. 0. 479537. 0. 2790773. 142282. 84752. 2563739. 12-26 2107140. 0. 435982. 0. 2543122. 129627. 77232. 2336263. Sub-T 82236552. 0. 16816782. 0. 99053328. 5044139. 3008294. 91000896. After 14753116. 0. 3080488. 0. 17833600. 909680. 541566. 16382354. Total 96989664. 0. 19897270. 0. 116886928. 5953819. 3549860. 107383256. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 283577. 2748750. 0. 0. 3032327. 9516568. 9516568. 9039761. 12-13 445057. 1883750. 0. 0. 2328807. 10488526. 20005094. 9149596. 12-14 561777. 3303750. 0. 0. 3865527. 8496098. 28501192. 6703062. 12-15 572897. 0. 0. 0. 572897. 8195270. 36696464. 5887326. 12-16 572897. 0. 0. 0. 572897. 6353239. 43049704. 4145788. 12-17 572897. 0. 0. 0. 572897. 5278456. 48328160. 3130204. 12-18 572897. 0. 0. 0. 572897. 4541045. 52869204. 2447591. 12-19 572897. 0. 0. 0. 572897. 3988412. 56857616. 1954062. 12-20 572897. 0. 0. 0. 572897. 3542358. 60399976. 1577654. 12-21 572897. 0. 0. 0. 572897. 3161918. 63561896. 1280175. 12-22 572897. 0. 0. 0. 572897. 2823599. 66385496. 1039279. 12-23 572897. 0. 0. 0. 572897. 2518182. 68903680. 842615. 12-24 572897. 0. 0. 0. 572897. 2241588. 71145264. 681887. 12-25 572897. 0. 0. 0. 572897. 1990842. 73136104. 550566. 12-26 572897. 0. 0. 0. 572897. 1763365. 74899472. 443335. Sub-T 8165177. 7936250. 0. 0. 16101425. 74899472. 74899472. 48872900. After 7375671. 0. 0. 0. 7375671. 9006686. 83906160. 1501399. Total 15540848. 7936250. 0. 0. 23477096. 83906160. 83906160. 50374300. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 3 ZAZA ENERGY, LLC VARIOUS FIELDS RESERVE TYPE VARIOUS CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 111887.328 FINAL 15.0000 84024.891 20.0000 65702.727 25.0000 52973.668 30.0000 43754.137 35.0000 36854.195 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 7. 532.442 0.000 1127. 36.016 0.000 77. 103.83 4.94 12-13 26. 1469.089 0.000 3048. 101.392 0.000 212. 103.32 4.95 12-14 52. 2265.481 0.000 6334. 157.265 0.000 447. 102.99 4.86 12-15 80. 2820.524 0.000 10264. 196.760 0.000 735. 102.90 4.79 12-16 106. 3252.472 0.000 9698. 227.747 0.000 693. 102.29 4.83 12-17 129. 3491.677 0.000 9294. 240.347 0.000 660. 101.72 4.87 12-18 144. 3214.508 0.000 8614. 226.111 0.000 615. 102.50 4.89 12-19 158. 3043.247 0.000 7984. 215.272 0.000 571. 102.81 4.90 12-20 160. 2372.200 0.000 6059. 167.599 0.000 434. 102.77 4.88 12-21 160. 1987.531 0.000 4954. 140.368 0.000 355. 102.76 4.87 12-22 160. 1730.054 0.000 4217. 122.201 0.000 302. 102.75 4.86 12-23 160. 1533.753 0.000 3657. 108.375 0.000 262. 102.74 4.85 12-24 160. 1374.541 0.000 3203. 97.171 0.000 230. 102.73 4.84 12-25 160. 1240.400 0.000 2824. 87.734 0.000 203. 102.72 4.84 12-26 160. 1123.781 0.000 2499. 79.528 0.000 179. 102.70 4.83 Sub-T 122. 31451.697 0.000 83775. 2203.886 0.000 5976. 102.64 4.86 After 105. 9238.223 0.000 17262. 656.885 0.000 1245. 102.60 4.81 Total 112. 40689.922 0.000 101037. 2860.771 0.000 7221. 102.63 4.85 Cumulative 0.000 0.000 0. Ultimate 40689.926 0.000 101037. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 3739591. 0. 381590. 0. 4121181. 200640. 125457. 3795084. 12-13 10475319. 0. 1048209. 0. 11523528. 560480. 350818. 10612231. 12-14 16196777. 0. 2175120. -7. 18371890. 908185. 558839. 16904868. 12-15 20246000. 0. 3523393. 9. 23769402. 1195571. 722362. 21851468. 12-16 23297260. 0. 3344996. -2. 26642254. 1322548. 810231. 24509474. 12-17 24448542. 0. 3215044. -2. 27663584. 1365761. 841530. 25456296. 12-18 23176942. 0. 3007185. -1. 26184126. 1291678. 796558. 24095890. 12-19 22132484. 0. 2798206. 8. 24930698. 1227960. 758488. 22944238. 12-20 17224460. 0. 2115942. -8. 19340394. 951020. 588460. 17800918. 12-21 14423691. 0. 1726392. -4. 16150079. 792969. 491428. 14865681. 12-22 12556037. 0. 1467568. 4. 14023609. 687645. 426751. 12909209. 12-23 11134563. 0. 1271294. -3. 12405854. 607537. 377546. 11420771. 12-24 9982384. 0. 1112789. 3. 11095176. 542649. 337681. 10214848. 12-25 9011682. 0. 980429. 1. 9992112. 488069. 304129. 9199913. 12-26 8167503. 0. 867255. 1. 9034759. 440749. 275008. 8319000. Sub-T 226213232. 0. 29035414. -2. 255248656. 12583462. 7765286. 234899872. After 67395432. 0. 5986355. 1. 73381784. 3549167. 2234644. 67597992. Total 293608672. 0. 35021768. -1. 328630432. 16132629. 9999930. 302497856. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 61906. 1623750. 0. 0. 1685656. 2109428. 2109428. 1965215. 12-13 241764. 970000. 0. 0. 1211764. 9400468. 11509896. 8124014. 12-14 481403. 5143750. 0. 0. 5625152. 11279718. 22789614. 8866520. 12-15 740448. 5870000. 0. 0. 6610448. 15241016. 38030632. 10896342. 12-16 980656. 1891250. 0. 0. 2871906. 21637572. 59668204. 14083720. 12-17 1186667. 1846250. 0. 0. 3032917. 22423376. 82091584. 13302614. 12-18 1343107. 1850000. 0. 0. 3193107. 20902776. 102994360. 11275337. 12-19 1475107. 900000. 0. 0. 2375107. 20569138. 123563496. 10081035. 12-20 1493507. 0. 0. 0. 1493507. 16307410. 139870912. 7269530. 12-21 1493507. 0. 0. 0. 1493507. 13372181. 153243088. 5416544. 12-22 1493507. 0. 0. 0. 1493507. 11415704. 164658784. 4202857. 12-23 1493507. 0. 0. 0. 1493507. 9927263. 174586048. 3322262. 12-24 1493507. 0. 0. 0. 1493507. 8721334. 183307376. 2653192. 12-25 1493507. 0. 0. 0. 1493507. 7706403. 191013776. 2131234. 12-26 1493507. 0. 0. 0. 1493507. 6825494. 197839264. 1716004. Sub-T 16965606. 20094998. 0. 0. 37060604. 197839264. 197839264. 105306416. After 24460560. 0. 0. 0. 24460560. 43137432. 240976688. 6580866. Total 41426168. 20094998. 0. 0. 61521164. 240976704. 240976688. 111887280. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENTRAL REGION RESERVES TABLE 4 ZAZA ENERGY, LLC VARIOUS FIELDS RESERVE TYPE VARIOUS CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 35873.047 FINAL 15.0000 28168.936 20.0000 22831.467 25.0000 18982.066 30.0000 16115.300 35.0000 13923.480 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 14. 540.395 0.000 1724. 29.691 0.000 119. 103.83 4.65 12-13 22. 776.042 0.000 1831. 49.174 0.000 127. 103.83 4.67 12-14 35. 1037.704 0.000 6415. 68.310 0.000 463. 103.83 4.64 12-15 49. 1218.875 0.000 8903. 81.553 0.000 647. 103.83 4.63 12-16 59. 1303.730 0.000 6960. 88.228 0.000 505. 103.83 4.64 12-17 65. 1188.420 0.000 5535. 79.672 0.000 400. 103.83 4.64 12-18 65. 845.131 0.000 4465. 56.442 0.000 323. 103.83 4.64 12-19 65. 677.076 0.000 3835. 45.049 0.000 278. 103.83 4.64 12-20 65. 567.038 0.000 3394. 37.621 0.000 246. 103.83 4.64 12-21 65. 483.375 0.000 3055. 31.990 0.000 222. 103.83 4.64 12-22 65. 414.157 0.000 2773. 27.339 0.000 201. 103.83 4.64 12-23 65. 355.158 0.000 2522. 23.382 0.000 183. 103.83 4.63 12-24 65. 304.727 0.000 2296. 20.005 0.000 167. 103.83 4.63 12-25 65. 261.598 0.000 2092. 17.121 0.000 152. 103.83 4.63 12-26 65. 224.700 0.000 1907. 14.658 0.000 139. 103.83 4.63 Sub-T 55. 10198.126 0.000 57707. 670.234 0.000 4173. 103.83 4.64 After 33. 990.921 0.000 14415. 62.903 0.000 1054. 103.83 4.62 Total 43. 11189.047 0.000 72122. 733.137 0.000 5228. 103.83 4.64 Cumulative 341.175 0.000 551. Ultimate 11530.220 0.000 72673. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 3082802. 0. 555949. 0. 3638752. 183505. 110568. 3344678. 12-13 5105718. 0. 593462. -1. 5699180. 279373. 173434. 5246374. 12-14 7092632. 0. 2148486. 0. 9241119. 487397. 280119. 8473601. 12-15 8467599. 0. 2998978. 0. 11466576. 614433. 347269. 10504875. 12-16 9160674. 0. 2343069. 2. 11503745. 597121. 349012. 10557610. 12-17 8272360. 0. 1856469. 0. 10128829. 519764. 307490. 9301576. 12-18 5860357. 0. 1499691. 1. 7360049. 382053. 223296. 6754700. 12-19 4677486. 0. 1288740. 0. 5966226. 311820. 180941. 5473466. 12-20 3906192. 0. 1141160. 1. 5047352. 265272. 153027. 4629053. 12-21 3321484. 0. 1027833. 1. 4349318. 229876. 131822. 3987620. 12-22 2838658. 0. 933332. 0. 3771991. 200578. 114285. 3457127. 12-23 2427775. 0. 849483. 1. 3277258. 175389. 99260. 3002609. 12-24 2077084. 0. 773778. 0. 2850862. 153579. 86313. 2610970. 12-25 1777661. 0. 705319. 0. 2482980. 134671. 75146. 2273163. 12-26 1521934. 0. 643342. 0. 2165276. 118260. 65505. 1981512. Sub-T 69590416. 0. 19359090. 4. 88949520. 4653090. 2697486. 81598944. After 6531215. 0. 4875615. 0. 11406830. 666107. 343703. 10397019. Total 76121632. 0. 24234704. 4. 100356352. 5319198. 3041188. 91995960. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 88883. 100000. 0. 0. 188883. 3155796. 3155796. 2985715. 12-13 162581. 1640000. 0. 0. 1802581. 3443793. 6599589. 3026691. 12-14 284460. 7380000. 0. 0. 7664460. 809141. 7408730. 626198. 12-15 410545. 4100000. 0. 0. 4510545. 5994330. 13403060. 4248873. 12-16 501833. 0. 0. 0. 501833. 10055776. 23458836. 6551948. 12-17 555044. 0. 0. 0. 555044. 8746532. 32205368. 5195518. 12-18 558244. 0. 0. 0. 558244. 6196456. 38401824. 3343246. 12-19 558244. 0. 0. 0. 558244. 4915222. 43317044. 2409656. 12-20 558244. 0. 0. 0. 558244. 4070809. 47387852. 1813889. 12-21 558244. 0. 0. 0. 558244. 3429375. 50817228. 1389064. 12-22 558244. 0. 0. 0. 558244. 2898883. 53716112. 1067452. 12-23 558244. 0. 0. 0. 558244. 2444365. 56160476. 818283. 12-24 558244. 0. 0. 0. 558244. 2052726. 58213200. 624728. 12-25 558244. 0. 0. 0. 558244. 1714918. 59928120. 474494. 12-26 558244. 0. 0. 0. 558244. 1423268. 61351388. 358020. Sub-T 7027548. 13219999. 0. 0. 20247542. 61351388. 61351388. 34933776. After 5124916. 0. 0. 0. 5124916. 5272105. 66623488. 939269. Total 12152464. 13219999. 0. 0. 25372458. 66623492. 66623488. 35873044. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 COTULLA REGION RESERVES TABLE 5 ZAZA ENERGY, LLC VARIOUS FIELDS RESERVE TYPE VARIOUS CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 126388.547 FINAL 15.0000 98086.234 20.0000 79390.719 25.0000 66287.047 30.0000 56680.973 35.0000 49387.352 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 29. 1840.271 0.000 4873. 120.395 0.000 339. 103.23 5.01 12-13 56. 2420.212 0.000 6677. 170.078 0.000 467. 102.42 5.01 12-14 81. 2777.878 0.000 7460. 195.050 0.000 522. 102.44 5.01 12-15 96. 2697.042 0.000 6822. 189.963 0.000 479. 102.41 5.01 12-16 112. 2826.484 0.000 6834. 199.255 0.000 480. 101.75 5.01 12-17 129. 3049.987 0.000 7131. 211.409 0.000 502. 101.18 5.01 12-18 144. 3024.960 0.000 7048. 214.161 0.000 499. 102.21 5.01 12-19 158. 2952.781 0.000 6703. 210.001 0.000 476. 102.59 5.01 12-20 160. 2335.588 0.000 4950. 165.926 0.000 351. 102.54 5.01 12-21 160. 1986.299 0.000 3963. 141.039 0.000 281. 102.53 5.01 12-22 160. 1754.953 0.000 3314. 124.589 0.000 235. 102.53 5.01 12-23 160. 1578.669 0.000 2830. 112.070 0.000 200. 102.53 5.01 12-24 160. 1434.503 0.000 2446. 101.839 0.000 173. 102.53 5.01 12-25 160. 1311.341 0.000 2130. 93.102 0.000 151. 102.52 5.01 12-26 160. 1202.392 0.000 1863. 85.374 0.000 132. 102.52 5.01 Sub-T 128. 33193.359 0.000 75044. 2334.250 0.000 5287. 102.33 5.01 After 115. 10378.673 0.000 11840. 737.812 0.000 837. 102.49 5.01 Total 120. 43572.031 0.000 86884. 3072.063 0.000 6124. 102.37 5.01 Cumulative 323.471 0.000 858. Ultimate 43895.512 0.000 87742. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 12428674. 0. 1699540. 0. 14128214. 699184. 429729. 12999300. 12-13 17420060. 0. 2341137. -1. 19761196. 976908. 601097. 18183188. 12-14 19981068. 0. 2614405. 1. 22595474. 1115209. 687368. 20792894. 12-15 19454646. 0. 2399972. 0. 21854618. 1074912. 664951. 20114754. 12-16 20273384. 0. 2407973. -1. 22681356. 1113174. 690182. 20878002. 12-17 21389996. 0. 2516200. 0. 23906196. 1172655. 727473. 22006066. 12-18 21889864. 0. 2502178. 0. 24392042. 1194597. 742318. 22455126. 12-19 21544496. 0. 2385916. 0. 23930412. 1169990. 728334. 22032090. 12-20 17014214. 0. 1758955. -1. 18773168. 914575. 571475. 17287116. 12-21 14460084. 0. 1406520. 0. 15866604. 770653. 483070. 14612880. 12-22 12773546. 0. 1175527. -1. 13949072. 675748. 424746. 12848580. 12-23 11490144. 0. 1003365. 1. 12493510. 603799. 380471. 11509241. 12-24 10441204. 0. 866874. -1. 11308077. 545311. 344408. 10418358. 12-25 9545258. 0. 754647. -1. 10299904. 495680. 313735. 9490489. 12-26 8752709. 0. 659894. 1. 9412604. 452117. 286736. 8673750. Sub-T 238859328. 0. 26493102. -3. 265352448. 12974511. 8076094. 244301824. After 75617360. 0. 4191226. -1. 79808560. 3792740. 2432507. 73583336. Total 314476672. 0. 30684328. -4. 345161024. 16767251. 10508601. 317885152. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 256600. 4272500. 0. 0. 4529100. 8470201. 8470201. 8019262. 12-13 524240. 1213750. 0. 0. 1737990. 16445199. 24915400. 14246918. 12-14 758720. 1067500. 0. 0. 1826220. 18966674. 43882072. 14943382. 12-15 902800. 1770000. 0. 0. 2672800. 17441956. 61324028. 12534795. 12-16 1051720. 1891250. 0. 0. 2942970. 17935032. 79259056. 11677560. 12-17 1204520. 1846250. 0. 0. 3050770. 18955298. 98214352. 11237302. 12-18 1357760. 1850000. 0. 0. 3207760. 19247368. 117461720. 10379681. 12-19 1489760. 900000. 0. 0. 2389760. 19642330. 137104048. 9625442. 12-20 1508160. 0. 0. 0. 1508160. 15778958. 152883008. 7033296. 12-21 1508160. 0. 0. 0. 1508160. 13104721. 165987728. 5307656. 12-22 1508160. 0. 0. 0. 1508160. 11340419. 177328144. 4174684. 12-23 1508160. 0. 0. 0. 1508160. 10001080. 187329216. 3346595. 12-24 1508160. 0. 0. 0. 1508160. 8910198. 196239408. 2710350. 12-25 1508160. 0. 0. 0. 1508160. 7982330. 204221744. 2207305. 12-26 1508160. 0. 0. 0. 1508160. 7165591. 211387328. 1801320. Sub-T 18103240. 14811250. 0. 0. 32914490. 211387328. 211387328. 119245544. After 26711320. 0. 0. 0. 26711320. 46872004. 258259344. 7142995. Total 44814560. 14811250. 0. 0. 59625808. 258259328. 258259344. 126388536. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ONE LINE SUMMARIES

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Reserve Category MBO MMCF MBO MMCF M$ M$ M$ M$ M$ PROVED RESERVES PROVED PRODUCING RESERVES 2,871.975 7,832.266 162.812 529.167 18,534.917 3,700.967 0.000 14,833.951 9,371.672 PROVED SHUT-IN RESERVES 4,063.781 12,694.085 279.865 904.409 31,571.679 5,182.613 440.000 25,949.067 17,039.095 PROVED UNDEVELOPED RESERVES 7,135.411 37,442.696 501.752 2,696.372 60,826.514 10,207.128 7,496.249 43,123.137 23,963.532 TOTAL PROVED RESERVES 14,071.166 57,969.047 944.429 4,129.948 110,933.110 19,090.708 7,936.249 83,906.155 50,374.298 PROBABLE RESERVES PROBABLE UNDEVELOPED RESERVES 40,689.917 101,037.049 2,860.771 7,221.383 312,497.804 51,426.103 20,094.998 240,976.696 111,887.292 TOTAL PROBABLE RESERVES 40,689.917 101,037.049 2,860.771 7,221.383 312,497.804 51,426.103 20,094.998 240,976.696 111,887.292 GRAND TOTAL RESERVES 54,761.083 159,006.096 3,805.200 11,351.331 423,430.914 70,516.812 28,031.248 324,882.851 162,261.591

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Region MBO MMCF MBO MMCF M$ M$ M$ M$ M$ CENTRAL REGION PROVED RESERVES PROVED PRODUCING RESERVES 920.535 2,086.639 29.294 129.346 3,457.638 769.934 0.000 2,687.705 1,831.439 PROVED SHUT-IN RESERVES 128.467 5,140.274 9.412 376.628 2,541.046 555.713 100.000 1,885.332 1,239.868 PROVED UNDEVELOPED RESERVES 641.127 20,706.967 47.553 1,532.449 11,258.366 2,102.668 4,920.000 4,235.699 1,356.048 TOTAL PROVED RESERVES 1,690.130 27,933.880 86.259 2,038.423 17,257.050 3,428.315 5,020.000 8,808.736 4,427.355 PROBABLE RESERVES PROBABLE UNDEVELOPED RESERVES 9,498.917 44,187.890 646.879 3,189.376 77,780.098 11,765.338 8,199.999 57,814.758 31,445.690 TOTAL PROBABLE RESERVES 9,498.917 44,187.890 646.879 3,189.376 77,780.098 11,765.338 8,199.999 57,814.758 31,445.690 TOTAL CENTRAL REGION RESERVES 11,189.046 72,121.770 733.137 5,227.799 95,037.148 15,193.652 13,219.999 66,623.493 35,873.045 COTULLA REGION PROVED RESERVES PROVED PRODUCING RESERVES 1,951.439 5,745.626 133.518 399.821 15,077.279 2,931.033 0.000 12,146.246 7,540.233 PROVED SHUT-IN RESERVES 3,935.313 7,553.811 270.453 527.781 29,030.633 4,626.900 340.000 24,063.735 15,799.227 PROVED UNDEVELOPED RESERVES 6,494.284 16,735.729 454.199 1,163.923 49,568.148 8,104.460 2,576.250 38,887.438 22,607.485 TOTAL PROVED RESERVES 12,381.036 30,035.166 858.170 2,091.526 93,676.060 15,662.393 2,916.250 75,097.419 45,946.944 PROBABLE RESERVES PROBABLE UNDEVELOPED RESERVES 31,191.000 56,849.160 2,213.893 4,032.007 234,717.706 39,660.766 11,894.999 183,161.938 80,441.602 TOTAL PROBABLE RESERVES 31,191.000 56,849.160 2,213.893 4,032.007 234,717.706 39,660.766 11,894.999 183,161.938 80,441.602 TOTAL CENTRAL REGION RESERVES 43,572.037 86,884.326 3,072.063 6,123.532 328,393.766 55,323.159 14,811.249 258,259.358 126,388.546 GRAND TOTAL RESERVES 54,761.083 159,006.096 3,805.200 11,351.331 423,430.914 70,516.812 28,031.248 324,882.851 162,261.591

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ CENTRAL REGION HACKBERRY PROSPECT AREA PROVED PRODUCING RESERVES CONNIFF A 1-H 0.100000 0.072000 2.964 131.108 0.213 9.440 61.458 27.567 0.000 33.891 32.146 GRAHMANN UNIT A #1H-T 0.100000 0.075000 14.541 1,249.685 1.091 93.726 508.374 177.068 0.000 331.306 245.249 SABLE HUNTER #1H 0.015805 0.011978 157.888 100.362 1.891 1.202 192.893 43.977 0.000 148.916 106.454 Subtotal: 175.392 1,481.156 3.195 104.368 762.725 248.612 0.000 514.114 383.848 PROVED SHUT-IN RESERVES CONNIFF A 1-H-LWR LAT 0.100000 0.072000 74.331 2,964.285 5.352 213.428 1,441.766 297.337 65.000 1,079.430 687.681 GRAHMANN UNIT A #1H-C 0.100000 0.075000 54.136 2,175.989 4.060 163.199 1,099.279 258.377 35.000 805.902 552.187 Subtotal: 128.467 5,140.274 9.412 376.628 2,541.046 555.713 100.000 1,885.332 1,239.868 PROVED UNDEVELOPED RESERVES CONNIFF A 2-H 0.100000 0.072000 91.141 3,428.989 6.562 246.887 1,704.574 320.946 820.000 563.628 85.034 CONNIFF A 3-H 0.100000 0.072000 86.133 3,428.989 6.202 246.887 1,668.860 319.803 820.000 529.056 65.279 GRAHMANN UNIT A #2H 0.100000 0.075000 81.812 3,433.211 6.136 257.491 1,707.646 322.645 820.000 565.001 86.880 GRAHMANN UNIT A #2H-EWD 0.100000 0.075000 46.901 3,365.846 3.518 252.438 1,426.707 290.455 820.000 316.252 -12.843 GRAHMANN UNIT A #3H 0.100000 0.075000 81.812 3,433.211 6.136 257.491 1,707.645 322.645 820.000 565.001 80.887 GRAHMANN UNIT A #3H-EWD 0.100000 0.075000 31.113 3,363.272 2.334 252.245 1,308.597 285.875 820.000 202.722 -75.791 Subtotal: 418.913 20,453.517 30.887 1,513.440 9,524.028 1,862.369 4,920.000 2,741.660 229.446 TOTAL PROVED RESERVES: 722.773 27,074.946 43.494 1,994.436 12,827.799 2,666.694 5,020.000 5,141.106 1,853.162 PROBABLE UNDEVELOPED RESERVES CONNIFF A 4-H 0.100000 0.072000 86.133 3,428.989 6.202 246.887 1,668.860 319.803 820.000 529.056 65.279 CONNIFF A 5-H 0.100000 0.072000 86.133 3,428.988 6.202 246.887 1,668.860 319.804 820.000 529.056 63.741 CONNIFF A 6-H 0.100000 0.072000 86.133 3,428.988 6.202 246.887 1,668.859 319.804 820.000 529.056 60.775 CONNIFF A 7-H 0.100000 0.072000 86.133 3,428.989 6.202 246.887 1,668.860 319.803 820.000 529.056 59.344 CONNIFF A 8-H 0.100000 0.072000 86.133 3,428.988 6.202 246.887 1,668.860 319.804 820.000 529.056 57.947 GRAHMANN UNIT A #4H 0.100000 0.075000 81.812 3,433.211 6.136 257.491 1,707.645 322.645 820.000 565.001 82.837 GRAHMANN UNIT B #1H 0.100000 0.075000 81.812 3,433.211 6.136 257.491 1,707.646 322.645 820.000 565.001 78.982 GRAHMANN UNIT B #2H 0.100000 0.075000 81.812 3,433.212 6.136 257.491 1,707.645 322.645 820.000 565.001 77.122 GRAHMANN UNIT B #3H 0.100000 0.075000 81.812 3,433.211 6.136 257.491 1,707.645 322.645 820.000 565.001 75.306 GRAHMANN UNIT B #4H 0.100000 0.075000 81.812 3,433.211 6.136 257.491 1,707.645 322.645 820.000 565.001 73.533 Subtotal: 839.728 34,310.997 61.688 2,521.890 16,882.525 3,212.241 8,199.999 5,470.285 694.867 TOTAL PROBABLE RESERVES: 839.728 34,310.997 61.688 2,521.890 16,882.525 3,212.241 8,199.999 5,470.285 694.867 TOTAL HCKBERRY RESERVES: 1,562.501 61,385.943 105.181 4,516.326 29,710.324 5,878.934 13,219.999 10,611.391 2,548.029

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ MOULTON PROSPECT AREA PROVED PRODUCING RESERVES CRABB RANCH A 1-H 0.100000 0.074000 222.107 222.830 14.476 16.489 1,506.371 229.804 0.000 1,276.567 917.456 Subtotal: 222.107 222.830 14.476 16.489 1,506.371 229.804 0.000 1,276.567 917.456 PROVED UNDEVELOPED RESERVES CRABB RANCH A 2-H 0.100000 0.075000 222.214 253.451 16.666 19.009 1,734.338 240.299 0.000 1,494.039 1,126.602 Subtotal: 222.214 253.451 16.666 19.009 1,734.338 240.299 0.000 1,494.039 1,126.602 TOTAL PROVED RESERVES: 444.321 476.281 31.142 35.498 3,240.709 470.103 0.000 2,770.606 2,044.058 PROBABLE UNDEVELOPED RESERVES BERGER UNIT A 1H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.535 235.601 0.000 1,426.934 1,052.774 BERGER UNIT A 2H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 964.699 BERGER UNIT A 3H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 876.999 BERGER UNIT A 4H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 778.499 BERGER UNIT A 5H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 724.792 BERGER UNIT A 6H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 691.062 BERGER UNIT A 7H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 658.902 BERGER UNIT B 1H 0.075275 0.056456 222.214 253.451 12.545 14.309 1,305.527 180.885 0.000 1,124.641 828.084 BERGER UNIT B 2H 0.075275 0.056456 222.214 253.451 12.545 14.309 1,305.526 180.885 0.000 1,124.641 758.806 BERGER UNIT B 3H 0.075275 0.056456 222.214 253.451 12.545 14.309 1,305.526 180.885 0.000 1,124.641 689.824 BERGER UNIT B 4H 0.075275 0.056456 222.214 253.451 12.545 14.309 1,305.526 180.885 0.000 1,124.641 612.347 CRABB RANCH A 3-H 0.100000 0.075000 222.214 253.451 16.666 19.009 1,734.338 240.299 0.000 1,494.039 794.323 KLOZIK UNIT A 1H 0.085573 0.064180 222.214 253.451 14.262 16.266 1,484.127 205.631 0.000 1,278.496 926.533 KLOZIK UNIT A 2H 0.085573 0.064180 222.214 253.451 14.262 16.266 1,484.127 205.631 0.000 1,278.496 803.104 KLOZIK UNIT A 3H 0.085573 0.064180 222.214 253.451 14.262 16.266 1,484.127 205.631 0.000 1,278.496 679.727 KLOZIK UNIT B 1H 0.097230 0.072922 222.214 253.451 16.204 18.482 1,686.294 233.642 0.000 1,452.651 1,003.752 KLOZIK UNIT B 2H 0.097230 0.072922 222.214 253.451 16.204 18.482 1,686.294 233.642 0.000 1,452.651 912.502 KLOZIK UNIT B 3H 0.097230 0.072922 222.214 253.451 16.204 18.482 1,686.294 233.642 0.000 1,452.651 870.037 KLOZIK UNIT B 4H 0.097230 0.072922 222.214 253.451 16.204 18.482 1,686.293 233.642 0.000 1,452.651 810.015 PAT UNIT A 1H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 1,036.182 PAT UNIT A 2H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 941.984 PAT UNIT A 3H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 856.349 PAT UNIT A 4H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.934 742.270 PAT UNIT A 5H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 707.727 PAT UNIT B 1H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 658.902 PAT UNIT B 2H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 941.984 PAT UNIT B 3H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.934 816.497

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ PAT UNIT B 4H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.934 742.270 PAT UNIT B 5H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 707.727 PAT UNIT C 1H 0.071126 0.053344 222.214 253.451 11.854 13.520 1,233.558 170.914 0.000 1,062.644 751.971 PAT UNIT C 2H 0.071126 0.053344 222.214 253.451 11.854 13.520 1,233.558 170.914 0.000 1,062.644 683.610 PAT UNIT C 3H 0.071126 0.053344 222.214 253.451 11.854 13.520 1,233.558 170.914 0.000 1,062.644 606.831 PAT UNIT C 4H 0.071126 0.053344 222.214 253.451 11.854 13.520 1,233.558 170.914 0.000 1,062.644 501.513 PAT UNIT C 5H 0.071126 0.053344 222.214 253.451 11.854 13.520 1,233.558 170.914 0.000 1,062.644 513.607 PAT UNIT D 1H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.934 987.961 PAT UNIT D 2H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 919.804 PAT UNIT D 3H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 797.272 PAT UNIT D 4H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.935 724.792 PAT UNIT D 5H 0.100000 0.072000 221.889 253.101 15.976 18.223 1,662.536 235.601 0.000 1,426.934 674.791 Subtotal: 8,659.189 9,876.893 585.191 667.486 60,897.573 8,553.097 0.000 52,344.473 30,750.823 TOTAL PROBABLE RESERVES: 8,659.189 9,876.893 585.191 667.486 60,897.573 8,553.097 0.000 52,344.473 30,750.823 TOTAL MOULTON AREA RESERVES: 9,103.509 10,353.173 616.333 702.984 64,138.282 9,023.200 0.000 55,115.079 32,794.881 PILGRAM AREA PROVED PRODUCING RESERVES KOENNING UNIT #1H 0.024375 0.025512 83.577 94.325 2.132 2.406 221.772 65.402 0.000 156.370 94.746 MAALI #1H 0.032500 0.029746 196.554 119.163 5.847 3.545 594.714 121.731 0.000 472.983 265.197 OTTO 1H 0.020000 0.015000 80.711 52.074 1.211 0.781 123.352 42.987 0.000 80.365 54.593 PERKINS #1H 0.020000 0.015000 162.194 117.092 2.433 1.756 248.704 61.399 0.000 187.306 115.598 Subtotal: 523.036 382.654 11.623 8.489 1,188.542 291.518 0.000 897.024 530.134 TOTAL PROVED RESERVES: 523.036 382.654 11.623 8.489 1,188.542 291.518 0.000 897.024 530.134 TOTAL PILGRAM RESERVES: 523.036 382.654 11.623 8.489 1,188.542 291.518 0.000 897.024 530.134 TOTAL CENTRAL REGION RESERVES: 11,189.046 72,121.770 733.137 5,227.799 95,037.148 15,193.652 13,219.999 66,623.493 35,873.045 COTULLA REGION ALEXANDER RANCH AREA PROVED PRODUCING RESERVES BRIDWELL LIMITED UNIT #2H 0.095000 0.068400 344.993 774.415 23.598 52.970 2,582.762 363.848 0.000 2,218.913 1,390.943 BRIDWELL LIMITED UNIT #3H 0.095000 0.068400 227.307 432.038 15.548 29.551 1,676.938 293.062 0.000 1,383.876 920.261 Subtotal: 572.300 1,206.452 39.145 82.521 4,259.700 656.910 0.000 3,602.789 2,311.204

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ PROVED SHUT-IN RESERVES JLH LIC A-1H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 1,213.652 JLH LIC A-2H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 1,204.051 RATHJAN A UNIT A-1H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 1,204.051 RATHJAN B UNIT A-1H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 1,194.526 Subtotal: 1,128.775 2,573.791 77.208 176.047 8,463.152 1,274.021 95.000 7,094.133 4,816.280 PROVED UNDEVELOPED RESERVES BRIDWELL LIMITED UNIT #4H 0.095000 0.068400 281.303 598.151 19.241 40.914 2,095.399 311.773 712.500 1,071.127 524.206 BRIDWELL LIMITED UNIT #5H 0.095000 0.068400 281.303 598.151 19.241 40.914 2,095.399 311.773 0.000 1,783.626 1,214.426 JLH LIC B-3H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.789 318.505 23.750 1,773.533 1,068.819 RATHJAN A UNIT A-2H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 1,019.079 RATHJAN B UNIT A-2H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.789 318.505 23.750 1,773.533 1,148.018 RATHJAN D UNIT A-1H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 1,019.079 RATHJAN D UNIT A-2H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 995.084 Subtotal: 1,973.574 4,413.541 134.992 301.886 14,769.740 2,216.072 831.250 11,722.418 6,988.711 TOTAL PROVED RESERVES: 3,674.650 8,193.784 251.346 560.455 27,492.592 4,147.003 926.250 22,419.341 14,116.195 PROBABLE UNDEVELOPED RESERVES BRIDWELL LIMITED UNIT #6H 0.095000 0.068400 281.303 598.151 19.241 40.914 2,095.399 311.773 0.000 1,783.626 1,214.426 BRIDWELL LIMITED UNIT #7H 0.095000 0.068400 281.303 598.151 19.241 40.914 2,095.399 311.773 0.000 1,783.627 1,130.646 JLH LIC B-4H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.789 318.505 23.750 1,773.533 1,043.652 JLH LIC C-5H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 1,019.079 JLH LIC C-6H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 995.084 JLH LIC C-7H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.789 318.505 23.750 1,773.533 971.653 JLH LIC D-8H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.788 318.505 23.750 1,773.533 926.435 JLH LIC E-10H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.789 318.505 23.750 1,773.533 883.321 JLH LIC E-9H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.789 318.505 23.750 1,773.533 862.522 RATHJAN C UNIT A-1H 0.095000 0.068400 282.194 643.448 19.302 44.012 2,115.789 318.505 23.750 1,773.533 1,175.701 Subtotal: 2,820.156 6,343.884 192.899 433.922 21,117.106 3,171.587 190.000 17,755.517 10,222.519 TOTAL PROBABLE RESERVES: 2,820.156 6,343.884 192.899 433.922 21,117.106 3,171.587 190.000 17,755.517 10,222.519 TOTL ALEXANDER RANCH RESERVES: 6,494.805 14,537.668 444.245 994.376 48,609.698 7,318.590 1,116.250 40,174.858 24,338.714

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ BRIGGS RANCH AREA PROVED PRODUCING RESERVES BRIGGS RANCH #1H 0.095000 0.068400 96.422 656.135 6.595 44.880 861.149 205.397 0.000 655.752 472.397 BRIGGS RANCH B #2H 0.095000 0.068400 107.216 969.833 7.334 66.337 1,033.663 277.797 0.000 755.866 489.151 BRIGGS RANCH B #3H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.202 0.000 878.374 566.047 Subtotal: 327.594 2,644.711 22.407 180.898 3,057.389 767.396 0.000 2,289.992 1,527.594 PROVED UNDEVELOPED RESERVES BRIGGS RANCH B #8H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.202 0.000 878.374 506.478 BRIGGS RANCH B #9H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.202 0.000 878.374 518.691 BRIGGS RANCH D #5H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.202 0.000 878.375 482.908 BRIGGS RANCH E #10H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.202 0.000 878.374 471.537 BRIGGS RANCH E #11H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.202 0.000 878.374 471.537 Subtotal: 619.780 5,093.715 42.393 348.410 5,812.884 1,421.012 0.000 4,391.872 2,451.152 TOTAL PROVED RESERVES: 947.374 7,738.426 64.800 529.308 8,870.272 2,188.409 0.000 6,681.864 3,978.746 PROBABLE UNDEVELOPED RESERVES BRIGGS RANCH C #4H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.202 0.000 878.374 557.126 BRIGGS RANCH D #6H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.203 0.000 878.374 494.553 BRIGGS RANCH D #7H 0.095000 0.068400 123.956 1,018.743 8.479 69.682 1,162.577 284.202 0.000 878.375 482.908 Subtotal: 371.868 3,056.229 25.436 209.046 3,487.731 852.607 0.000 2,635.123 1,534.587 TOTAL PROBABLE RESERVES: 371.868 3,056.229 25.436 209.046 3,487.731 852.607 0.000 2,635.123 1,534.587 TOTAL BRIGGS RANCH RESERVES: 1,319.242 10,794.655 90.236 738.354 12,358.003 3,041.016 0.000 9,316.987 5,513.333 CENIZO RANCH REA PROVED PRODUCING RESERVES CENIZO RANCH A #1H 0.100000 0.072000 292.918 662.929 19.745 47.731 2,176.891 389.660 0.000 1,787.230 1,067.075 CENIZO RANCH A #2H 0.100000 0.072000 214.876 381.016 15.471 27.433 1,659.528 349.105 0.000 1,310.423 825.486 CENIZO RANCH B #3H 0.100000 0.072000 239.676 375.040 16.171 27.003 1,726.837 363.259 0.000 1,363.579 792.381 CENIZO RANCH B #4H 0.100000 0.072000 304.076 475.478 20.578 34.234 2,196.934 404.702 0.000 1,792.232 1,016.493 Subtotal: 1,051.546 1,894.463 71.965 136.401 7,760.190 1,506.726 0.000 6,253.465 3,701.435 PROVED UNDEVELOPED RESERVES CENIZO RANCH C #5H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.572 1,076.471 CENIZO RANCH E #10H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.572 1,076.471 Subtotal: 608.153 1,004.540 43.787 72.327 4,672.258 823.112 0.000 3,849.145 2,152.941

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ TOTAL PROVED RESERVES: 1,659.698 2,899.003 115.752 208.728 12,432.448 2,329.838 0.000 10,102.609 5,854.376 PROBABLE UNDEVELOPED RESERVES CENIZO RANCH C #6H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.128 411.556 750.000 1,174.572 375.881 CENIZO RANCH D #7H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.573 1,026.374 CENIZO RANCH D #8H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.128 411.556 0.000 1,924.573 1,002.207 CENIZO RANCH D #9H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.572 978.610 CENIZO RANCH E #11H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.573 933.067 CENIZO RANCH E #12H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.572 889.645 CENIZO RANCH F #13H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.573 848.243 CENIZO RANCH F #14H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.572 808.768 CENIZO RANCH G #15H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 0.000 1,924.573 789.725 CENIZO RANCH G #16H 0.100000 0.072000 304.076 502.270 21.893 36.163 2,336.129 411.556 800.000 1,124.572 233.331 Subtotal: 3,040.763 5,022.698 218.935 361.634 23,361.287 4,115.561 1,550.000 17,695.726 7,885.852 TOTAL PROBABLE RESERVES: 3,040.763 5,022.698 218.935 361.634 23,361.287 4,115.561 1,550.000 17,695.726 7,885.852 TOTL CENIZO RANCH RESERVES: 4,700.462 7,921.701 334.687 570.362 35,793.735 6,445.399 1,550.000 27,798.335 13,740.227 EAST DILLY AREA PROVED SHUT-IN RESERVES AVANT, RB A-1H 0.100000 0.072000 282.534 589.529 20.342 42.446 2,211.588 382.771 25.000 1,803.817 1,132.770 AVANT, RB A-2H 0.100000 0.072000 282.080 414.100 18.690 29.815 1,989.416 370.061 25.000 1,594.355 949.936 Subtotal: 564.614 1,003.629 39.032 72.261 4,201.004 752.832 50.000 3,398.172 2,082.706 PROVED UNDEVELOPED RESERVES AVANT, RB B-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 1,006.954 AVANT, RB D-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 983.244 Subtotal: 564.161 931.772 40.620 67.088 4,334.249 756.296 50.000 3,527.953 1,990.198 TOTAL PROVED RESERVES: 1,128.775 1,935.401 79.652 139.349 8,535.253 1,509.128 100.000 6,926.125 4,072.905 PROBABLE UNDEVELOPED RESERVES AVANT, RB B-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.977 1,056.102 AVANT, RB B-3H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 750.000 1,038.976 366.889 AVANT, RB C-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 983.244 AVANT, RB C-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.977 960.093 AVANT, RB D-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 750.000 1,038.977 325.682 AVANT, RB D-3H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 893.859 AVANT, RB E-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.977 872.812

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ AVANT, RB E-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 832.193 AVANT, RB E-3H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 812.599 AVANT, RB F-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.977 793.465 AVANT, RB F-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 750.000 1,038.976 275.649 AVANT, RB G-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 756.540 AVANT, RB G-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 738.726 AVANT, RB H-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.977 721.332 AVANT, RB H-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.976 704.348 AVANT, RB I-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 687.763 AVANT, RB I-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 750.000 1,038.977 238.928 AVANT, RB J-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.977 655.756 AVANT, RB J-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.977 655.756 AVANT, RB J-3H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.976 640.316 AVANT, RB K-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.976 640.316 AVANT, RB K-2H 0.100000 0.072000 282.081 340.907 16.154 24.545 1,713.764 354.040 25.000 1,334.724 434.998 AVANT, RB L-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 625.239 AVANT, RB L-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 610.517 AVANT, RB L-3H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 610.517 AVANT, RB L-4H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 750.000 1,038.977 212.093 AVANT, RB M-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.977 596.142 AVANT, RB M-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.976 582.106 AVANT, RB N-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.976 582.106 AVANT, RB N-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 568.399 AVANT, RB N-3H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 568.399 AVANT, RB O-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 568.399 AVANT, RB O-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.124 378.148 25.000 1,763.976 568.399 AVANT, RB P-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 750.000 1,038.977 197.461 AVANT, RB P-2H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 555.016 AVANT, RB Q-1H 0.100000 0.072000 282.081 465.886 20.310 33.544 2,167.125 378.148 25.000 1,763.977 555.016 Subtotal: 10,154.900 16,646.910 726.997 1,198.577 77,563.117 13,589.219 5,250.000 58,723.899 22,447.176 TOTAL PROBABLE RESERVES: 10,154.900 16,646.910 726.997 1,198.577 77,563.117 13,589.219 5,250.000 58,723.899 22,447.176 TOTAL EAST DILLY AREA RESERVES: 11,283.675 18,582.311 806.649 1,337.926 86,098.370 15,098.347 5,350.000 65,650.024 26,520.080 TALBUTT AREA PROVED SHUT-IN RESERVES TALBUTT TRUST A #1H 0.100000 0.072000 261.958 498.760 18.125 35.911 1,961.673 235.574 25.000 1,701.099 1,119.266 TALBUTT TRUST A #2H 0.100000 0.072000 261.958 556.020 18.125 40.033 1,980.769 236.185 25.000 1,719.584 1,137.627 Subtotal: 523.916 1,054.780 36.250 75.944 3,942.442 471.758 50.000 3,420.684 2,256.893

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ PROVED UNDEVELOPED RESERVES TALBUTT TRUST B #3H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.960 1,205.377 TALBUTT TRUST B #4H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 750.000 1,072.961 457.875 TALBUTT TRUST B #7H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.961 1,069.996 TALBUTT TRUST C #5H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 750.000 1,072.961 480.223 TALBUTT TRUST C #6H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.960 1,044.802 Subtotal: 1,309.789 2,913.437 94.305 209.767 10,312.811 1,198.010 1,575.000 7,539.802 4,258.273 TOTAL PROVED RESERVES: 1,833.705 3,968.216 130.555 285.712 14,255.253 1,669.768 1,625.000 10,960.486 6,515.166 PROBABLE UNDEVELOPED RESERVES TALBUTT TRUST D #7H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.960 1,149.282 TALBUTT TRUST D #8H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.961 1,069.996 TALBUTT TRUST D #9H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.960 1,020.201 TALBUTT TRUST E #10H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.960 996.179 TALBUTT TRUST E #11H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.960 949.820 TALBUTT TRUST F #12H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.960 927.456 TALBUTT TRUST F #13H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.960 905.618 TALBUTT TRUST F #14H 0.100000 0.072000 261.958 582.687 18.861 41.953 2,062.562 239.602 25.000 1,797.961 884.294 Subtotal: 2,095.662 4,661.499 150.888 335.628 16,500.498 1,916.816 200.000 14,383.683 7,902.846 TOTAL PROBABLE RESERVES: 2,095.662 4,661.499 150.888 335.628 16,500.498 1,916.816 200.000 14,383.683 7,902.846 TOTAL TALBUTT RESERVES: 3,929.367 8,629.715 281.442 621.339 30,755.751 3,586.584 1,825.000 25,344.169 14,418.011 WEST DILLY AREA PROVED SHUT-IN RESERVES HARDEN UNIT A-1H 0.100000 0.072000 293.355 594.711 21.122 42.819 2,290.495 389.296 25.000 1,876.199 1,171.971 HARDEN UNIT A-2H 0.100000 0.072000 293.014 430.383 19.436 30.988 2,068.767 377.401 25.000 1,666.367 986.822 Subtotal: 586.370 1,025.094 40.558 73.807 4,359.262 766.696 50.000 3,542.566 2,158.793 PROVED UNDEVELOPED RESERVES HARDEN UNIT B-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 1,044.091 Subtotal: 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 1,044.091 TOTAL PROVED RESERVES: 879.384 1,508.554 61.655 108.616 6,610.226 1,152.327 75.000 5,382.899 3,202.883 PROBABLE UNDEVELOPED RESERVES HARDEN UNIT B-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.965 385.631 25.000 1,840.333 1,095.051 HARDEN UNIT C-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 1,069.268

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ HARDEN UNIT C-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 1,019.507 HARDEN UNIT D-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 750.000 1,115.333 368.110 HARDEN UNIT E-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 926.824 HARDEN UNIT E-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.965 385.631 25.000 1,840.333 905.001 HARDEN UNIT E-3H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 842.567 HARDEN UNIT F-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.965 385.631 25.000 1,840.333 822.728 HARDEN UNIT F-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 750.000 1,115.333 304.223 HARDEN UNIT F-3H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 784.441 HARDEN UNIT G-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 765.970 HARDEN UNIT G-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.965 385.631 25.000 1,840.333 747.935 HARDEN UNIT H-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 750.000 1,115.333 276.566 HARDEN UNIT H-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 713.128 HARDEN UNIT H-3H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 696.337 HARDEN UNIT H-3H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 696.337 HARDEN UNIT I-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.965 385.631 25.000 1,840.333 679.941 HARDEN UNIT I-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.965 385.631 25.000 1,840.333 679.941 HARDEN UNIT J-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 750.000 1,115.333 251.424 HARDEN UNIT J-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 663.931 HARDEN UNIT K-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 648.298 HARDEN UNIT L-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 648.298 HARDEN UNIT L-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 633.033 HARDEN UNIT M-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 633.033 HARDEN UNIT M-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.965 385.631 25.000 1,840.333 618.128 HARDEN UNIT N-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.965 385.631 25.000 1,840.333 618.128 HARDEN UNIT O-1H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 750.000 1,115.333 228.567 HARDEN UNIT O-2H 0.100000 0.072000 293.014 483.460 21.097 34.809 2,250.964 385.631 25.000 1,840.333 603.574 Subtotal: 8,204.403 13,536.879 590.717 974.655 63,026.997 10,797.664 4,325.000 47,904.332 18,940.289 TOTAL PROBABLE RESERVES: 8,204.403 13,536.879 590.717 974.655 63,026.997 10,797.664 4,325.000 47,904.332 18,940.289 TOTL WEST DILLY AREA RESERVES: 9,083.787 15,045.434 652.372 1,083.271 69,637.223 11,949.991 4,400.000 53,287.231 22,143.173 WRIGHT RANCH AREA PROVED SHUT-IN RESERVES WRIGHT RANCH A #1H 0.095000 0.068400 283.395 474.233 19.384 32.438 2,070.321 345.170 23.750 1,701.401 1,151.877 WRIGHT RANCH A #2H 0.095000 0.068400 283.395 474.233 19.384 32.438 2,070.321 345.170 23.750 1,701.401 1,151.877 WRIGHT RANCH B #3H 0.095000 0.068400 283.395 474.233 19.384 32.438 2,070.321 345.170 23.750 1,701.401 1,151.877 WRIGHT RANCH B #4H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 1,028.923 Subtotal: 1,131.639 1,896.517 77.404 129.722 8,064.773 1,361.593 95.000 6,608.181 4,484.555

ZAZA ENERGY, LLC PREPARED FOR TEXAS CHAMPION BANK EAGLE FORD TREND VARIOUS CO'S, TEXAS Reserve & Economic Summary as of Jan. 1, 2012 BFIT BFIT Gross Gross Net Net Revenue Oper. Total Net Disc. @ 10% Oil Gas Oil Gas to Int. Expense Invest. Income Net Income Lease Name WI NRI MBO MMCF MBO MMCF M$ M$ M$ M$ M$ PROVED UNDEVELOPED RESERVES WRIGHT RANCH A #17H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 957.940 WRIGHT RANCH C #5H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 935.384 WRIGHT RANCH C #6H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 870.855 WRIGHT RANCH D #7H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 957.940 Subtotal: 1,125.812 1,895.265 77.006 129.636 7,415.243 1,304.328 95.000 6,015.915 3,722.119 TOTAL PROVED RESERVES: 2,257.451 3,791.782 154.410 259.358 15,480.015 2,665.920 190.000 12,624.096 8,206.674 PROBABLE UNDEVELOPED RESERVES WRIGHT RANCH D #18H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 913.360 WRIGHT RANCH D #8H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 870.855 WRIGHT RANCH E #10H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 830.327 WRIGHT RANCH E #9H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 791.686 WRIGHT RANCH F #11H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 773.045 WRIGHT RANCH F #12H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 719.714 WRIGHT RANCH F #19H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 702.768 WRIGHT RANCH G #13H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 686.221 WRIGHT RANCH G #14H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 670.063 WRIGHT RANCH G #20H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 670.063 WRIGHT RANCH G #21H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 670.063 WRIGHT RANCH H #15H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 654.286 WRIGHT RANCH H #16H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 654.286 WRIGHT RANCH H #22H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 638.880 WRIGHT RANCH H #23H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 638.880 WRIGHT RANCH I #24H 0.095000 0.068400 281.453 473.816 19.251 32.409 1,853.811 326.082 23.750 1,503.979 623.837 Subtotal: 4,503.248 7,581.060 308.022 518.545 29,660.971 5,217.311 380.000 24,063.659 11,508.334 TOTAL PROBABLE RESERVES: 4,503.248 7,581.060 308.022 518.545 29,660.971 5,217.311 380.000 24,063.659 11,508.334 TOTAL WRIGHT RANCH RESERVES: 6,760.699 11,372.842 462.432 777.902 45,140.986 7,883.232 570.000 36,687.755 19,715.008 TOTAL CENTRAL AREA RESERVES: 43,572.037 86,884.326 3,072.063 6,123.532 328,393.766 55,323.159 14,811.249 258,259.358 126,388.546 GRAND TOTAL RESERVES: 54,761.083 159,006.096 3,805.200 11,351.331 423,430.914 70,516.812 28,031.248 324,882.851 162,261.591

CENTRAL REGION RESERVES

TOTAL HACKBERRY RESERVES LAVACA CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 6 ZAZA ENERGY, LLC HACKBERRY PROSPECT AREA RESERVE TYPE LAVACA CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 2548.030 FINAL 15.0000 1026.710 20.0000 147.270 25.0000 -372.343 30.0000 -679.590 35.0000 -856.685 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 5. 76.141 0.000 1226. 3.076 0.000 89. 103.83 4.62 12-13 5. 46.813 0.000 997. 2.281 0.000 73. 103.83 4.62 12-14 11. 176.452 0.000 5431. 12.156 0.000 399. 103.83 4.62 12-15 18. 239.732 0.000 7784. 17.020 0.000 573. 103.83 4.62 12-16 20. 167.323 0.000 5661. 11.807 0.000 417. 103.83 4.62 12-17 20. 121.767 0.000 4320. 8.522 0.000 318. 103.83 4.62 12-18 20. 97.445 0.000 3620. 6.784 0.000 267. 103.83 4.62 12-19 20. 81.491 0.000 3167. 5.650 0.000 233. 103.83 4.62 12-20 20. 69.959 0.000 2840. 4.833 0.000 209. 103.83 4.62 12-21 20. 61.095 0.000 2588. 4.207 0.000 191. 103.83 4.62 12-22 20. 53.840 0.000 2377. 3.696 0.000 175. 103.83 4.62 12-23 20. 47.574 0.000 2186. 3.256 0.000 161. 103.83 4.62 12-24 20. 42.069 0.000 2012. 2.870 0.000 148. 103.83 4.62 12-25 20. 37.226 0.000 1851. 2.532 0.000 136. 103.83 4.62 12-26 20. 32.959 0.000 1703. 2.234 0.000 125. 103.83 4.62 Sub-T 17. 1351.886 0.000 47762. 90.924 0.000 3514. 103.83 4.62 After 17. 210.615 0.000 13624. 14.257 0.000 1003. 103.83 4.62 Total 17. 1562.501 0.000 61386. 105.181 0.000 4516. 103.83 4.62 Cumulative 49.638 0.000 307. Ultimate 1612.139 0.000 61693. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 319402. 0. 410229. 0. 729632. 45460. 21894. 662278. 12-13 236808. 0. 336715. 0. 573523. 36147. 17196. 520180. 12-14 1262162. 0. 1841439. 0. 3103601. 196167. 93038. 2814396. 12-15 1767230. 0. 2646458. 0. 4413688. 279777. 132285. 4001625. 12-16 1225953. 0. 1925844. 0. 3151796. 200832. 94431. 2856534. 12-17 884853. 0. 1468986. 0. 2353839. 150877. 70495. 2132467. 12-18 704363. 0. 1230945. 0. 1935308. 124722. 57939. 1752647. 12-19 586615. 0. 1076674. 0. 1663289. 107735. 49778. 1505777. 12-20 501816. 0. 965575. 0. 1467391. 95502. 43900. 1327989. 12-21 436797. 0. 879783. 0. 1316579. 86076. 39376. 1191127. 12-22 383738. 0. 807958. 0. 1191695. 78249. 35630. 1077816. 12-23 338044. 0. 743290. 0. 1081334. 71297. 32321. 977716. 12-24 298009. 0. 683828. 0. 981837. 64996. 29339. 887503. 12-25 262868. 0. 629123. 0. 891991. 59276. 26647. 806068. 12-26 231986. 0. 578795. 0. 810781. 54081. 24214. 732485. Sub-T 9440643. 0. 16225641. 1. 25666286. 1651193. 768483. 23246610. After 1480346. 0. 4630251. 0. 6110598. 415365. 182247. 5512986. Total 10920989. 0. 20855892. 1. 31776884. 2066557. 950730. 28759596. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 35917. 100000. 0. 0. 135917. 526361. 526361. 499628. 12-13 41517. 1640000. 0. 0. 1681517. -1161337. -634976. -953991. 12-14 99117. 7380000. 0. 0. 7479116. -4664721. -5299696. -3690704. 12-15 166317. 4100000. 0. 0. 4266317. -264691. -5564388. -227112. 12-16 183917. 0. 0. 0. 183917. 2672616. -2891772. 1746657. 12-17 183917. 0. 0. 0. 183917. 1948550. -943222. 1156290. 12-18 183917. 0. 0. 0. 183917. 1568730. 625508. 845873. 12-19 183917. 0. 0. 0. 183917. 1321860. 1947368. 647791. 12-20 183917. 0. 0. 0. 183917. 1144072. 3091439. 509611. 12-21 183917. 0. 0. 0. 183917. 1007210. 4098648. 407820. 12-22 183917. 0. 0. 0. 183917. 893899. 4992548. 329028. 12-23 183917. 0. 0. 0. 183917. 793799. 5786347. 265624. 12-24 183917. 0. 0. 0. 183917. 703586. 6489932. 214037. 12-25 183917. 0. 0. 0. 183917. 622151. 7112083. 172061. 12-26 183917. 0. 0. 0. 183917. 548568. 7660651. 137923. Sub-T 2365958. 13219999. 0. 0. 15585955. 7660651. 7660651. 2060535. After 2562246. 0. 0. 0. 2562246. 2950740. 10611392. 487494. Total 4928204. 13219999. 0. 0. 18148200. 10611391. 10611392. 2548029. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 7 ZAZA ENERGY, LLC HACKBERRY PROSPECT AREA RESERVE TYPE LAVACA CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 1853.162 FINAL 15.0000 1169.111 20.0000 744.645 25.0000 471.402 30.0000 291.166 35.0000 170.575 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 5. 76.141 0.000 1226. 3.076 0.000 89. 103.83 4.62 12-13 5. 46.813 0.000 997. 2.281 0.000 73. 103.83 4.62 12-14 9. 120.338 0.000 3651. 8.062 0.000 269. 103.83 4.62 12-15 10. 86.646 0.000 2847. 5.774 0.000 210. 103.83 4.62 12-16 10. 59.547 0.000 2060. 3.878 0.000 152. 103.83 4.62 12-17 10. 46.285 0.000 1692. 2.972 0.000 125. 103.83 4.62 12-18 10. 37.944 0.000 1465. 2.410 0.000 108. 103.83 4.62 12-19 10. 32.102 0.000 1305. 2.020 0.000 96. 103.83 4.62 12-20 10. 27.720 0.000 1184. 1.729 0.000 87. 103.83 4.62 12-21 10. 24.262 0.000 1085. 1.500 0.000 80. 103.83 4.62 12-22 10. 21.360 0.000 998. 1.309 0.000 74. 103.83 4.62 12-23 10. 18.847 0.000 918. 1.145 0.000 68. 103.83 4.62 12-24 10. 16.661 0.000 845. 1.003 0.000 62. 103.83 4.62 12-25 10. 14.752 0.000 777. 0.880 0.000 57. 103.83 4.62 12-26 10. 13.081 0.000 715. 0.774 0.000 53. 103.83 4.62 Sub-T 9. 642.498 0.000 21766. 38.812 0.000 1603. 103.83 4.62 After 8. 80.275 0.000 5309. 4.682 0.000 391. 103.83 4.62 Total 8. 722.773 0.000 27075. 43.494 0.000 1994. 103.83 4.62 Cumulative 49.638 0.000 307. Ultimate 772.411 0.000 27382. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 319402. 0. 410229. 0. 729632. 45460. 21894. 662278. 12-13 236808. 0. 336715. 0. 573523. 36147. 17196. 520180. 12-14 837031. 0. 1241508. 0. 2078539. 131616. 62302. 1884621. 12-15 599518. 0. 971108. 0. 1570625. 100411. 47047. 1423168. 12-16 402645. 0. 702048. 0. 1104692. 71175. 33073. 1000444. 12-17 308578. 0. 576604. 0. 885182. 57440. 26488. 801254. 12-18 250208. 0. 498969. 0. 749177. 48932. 22408. 677837. 12-19 209691. 0. 444555. 0. 654246. 42987. 19560. 591699. 12-20 179494. 0. 403189. 0. 582683. 38496. 17414. 526773. 12-21 155751. 0. 369648. 0. 525399. 34888. 15696. 474814. 12-22 135916. 0. 340031. 0. 475947. 31754. 14214. 429978. 12-23 118873. 0. 312830. 0. 431703. 28930. 12889. 389884. 12-24 104160. 0. 287805. 0. 391965. 26377. 11699. 353889. 12-25 91415. 0. 264782. 0. 356197. 24064. 10628. 321505. 12-26 80341. 0. 243601. 0. 323942. 21966. 9663. 292313. Sub-T 4029832. 0. 7403620. 0. 11433451. 740644. 342170. 10350637. After 486133. 0. 1806726. 0. 2292858. 157867. 68320. 2066672. Total 4515964. 0. 9210345. 0. 13726310. 898510. 410490. 12417309. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 35917. 100000. 0. 0. 135917. 526361. 526361. 499628. 12-13 41517. 1640000. 0. 0. 1681517. -1161337. -634976. -953991. 12-14 78317. 3280000. 0. 0. 3358317. -1473696. -2108672. -1185620. 12-15 87917. 0. 0. 0. 87917. 1335250. -773421. 960678. 12-16 87917. 0. 0. 0. 87917. 912527. 139106. 595831. 12-17 87917. 0. 0. 0. 87917. 713337. 852443. 423176. 12-18 87917. 0. 0. 0. 87917. 589919. 1442362. 318045. 12-19 87917. 0. 0. 0. 87917. 503782. 1946144. 246865. 12-20 87917. 0. 0. 0. 87917. 438856. 2385000. 195476. 12-21 87917. 0. 0. 0. 87917. 386897. 2771897. 156657. 12-22 87917. 0. 0. 0. 87917. 342061. 3113958. 125912. 12-23 87917. 0. 0. 0. 87917. 301967. 3415924. 101050. 12-24 87917. 0. 0. 0. 87917. 265972. 3681896. 80915. 12-25 87917. 0. 0. 0. 87917. 233587. 3915484. 64604. 12-26 87917. 0. 0. 0. 87917. 204396. 4119880. 51393. Sub-T 1210758. 5020000. 0. 0. 6230756. 4119880. 4119880. 1680619. After 1045446. 0. 0. 0. 1045446. 1021226. 5141106. 172543. Total 2256204. 5020000. 0. 0. 7276202. 5141106. 5141106. 1853162. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 8 ZAZA ENERGY, LLC HACKBERRY PROSPECT AREA RESERVE TYPE LAVACA CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 694.867 FINAL 15.0000 -142.401 20.0000 -597.375 25.0000 -843.745 30.0000 -970.755 35.0000 -1027.260 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 2. 56.114 0.000 1780. 4.094 0.000 130. 103.83 4.62 12-15 8. 153.086 0.000 4937. 11.246 0.000 363. 103.83 4.62 12-16 10. 107.777 0.000 3601. 7.929 0.000 265. 103.83 4.62 12-17 10. 75.482 0.000 2627. 5.550 0.000 193. 103.83 4.62 12-18 10. 59.501 0.000 2156. 4.374 0.000 159. 103.83 4.62 12-19 10. 49.389 0.000 1862. 3.630 0.000 137. 103.83 4.62 12-20 10. 42.239 0.000 1656. 3.104 0.000 122. 103.83 4.62 12-21 10. 36.833 0.000 1503. 2.707 0.000 110. 103.83 4.62 12-22 10. 32.481 0.000 1378. 2.387 0.000 101. 103.83 4.62 12-23 10. 28.727 0.000 1268. 2.111 0.000 93. 103.83 4.62 12-24 10. 25.409 0.000 1167. 1.867 0.000 86. 103.83 4.62 12-25 10. 22.474 0.000 1073. 1.651 0.000 79. 103.83 4.62 12-26 10. 19.878 0.000 987. 1.461 0.000 73. 103.83 4.62 Sub-T 8. 709.388 0.000 25995. 52.112 0.000 1910. 103.83 4.62 After 10. 130.340 0.000 8316. 9.575 0.000 611. 103.83 4.62 Total 9. 839.728 0.000 34311. 61.688 0.000 2522. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 839.728 0.000 34311. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 425131. 0. 599931. 0. 1025062. 64551. 30736. 929775. 12-15 1167712. 0. 1675350. 0. 2843062. 179366. 85238. 2578458. 12-16 823308. 0. 1223796. 0. 2047104. 129657. 61358. 1856089. 12-17 576275. 0. 892382. 0. 1468658. 93437. 44007. 1331213. 12-18 454155. 0. 731976. 0. 1186131. 75789. 35531. 1074811. 12-19 376924. 0. 632119. 0. 1009043. 64747. 30217. 914078. 12-20 322323. 0. 562385. 0. 884708. 57006. 26486. 801216. 12-21 281045. 0. 510135. 0. 791180. 51188. 23680. 716312. 12-22 247821. 0. 467927. 0. 715748. 46494. 21416. 647838. 12-23 219171. 0. 430460. 0. 649632. 42366. 19432. 587833. 12-24 193849. 0. 396023. 0. 589872. 38619. 17640. 533613. 12-25 171453. 0. 364341. 0. 535794. 35212. 16019. 484563. 12-26 151645. 0. 335194. 0. 486839. 32115. 14551. 440172. Sub-T 5410812. 0. 8822020. 1. 14232833. 910549. 426313. 12895971. After 994213. 0. 2823526. 0. 3817739. 257498. 113928. 3446313. Total 6405026. 0. 11645546. 1. 18050572. 1168047. 540241. 16342283. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 20800. 4100000. 0. 0. 4120800. -3191025. -3191025. -2505084. 12-15 78400. 4100000. 0. 0. 4178400. -1599942. -4790966. -1187790. 12-16 96000. 0. 0. 0. 96000. 1760089. -3030878. 1150826. 12-17 96000. 0. 0. 0. 96000. 1235213. -1795664. 733114. 12-18 96000. 0. 0. 0. 96000. 978810. -816854. 527828. 12-19 96000. 0. 0. 0. 96000. 818078. 1224. 400926. 12-20 96000. 0. 0. 0. 96000. 705216. 706440. 314134. 12-21 96000. 0. 0. 0. 96000. 620312. 1326752. 251163. 12-22 96000. 0. 0. 0. 96000. 551838. 1878590. 203116. 12-23 96000. 0. 0. 0. 96000. 491833. 2370422. 164574. 12-24 96000. 0. 0. 0. 96000. 437613. 2808036. 133122. 12-25 96000. 0. 0. 0. 96000. 388563. 3196599. 107457. 12-26 96000. 0. 0. 0. 96000. 344172. 3540772. 86530. Sub-T 1155200. 8200000. 0. 0. 9355199. 3540772. 3540772. 379916. After 1516800. 0. 0. 0. 1516800. 1929513. 5470284. 314951. Total 2672000. 8200000. 0. 0. 10871999. 5470285. 5470284. 694867. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED PRODUCING RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED PRODUCING RESERVES TABLE 9 ZAZA ENERGY, LLC HACKBERRY PROSPECT AREA RESERVE TYPE LAVACA CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 383.848 FINAL 15.0000 345.640 20.0000 316.719 25.0000 294.022 30.0000 275.691 35.0000 260.535 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 3. 47.772 0.000 319. 0.992 0.000 22. 103.83 4.62 12-13 3. 22.328 0.000 190. 0.477 0.000 13. 103.83 4.62 12-14 3. 15.091 0.000 139. 0.310 0.000 10. 103.83 4.62 12-15 2. 11.379 0.000 102. 0.217 0.000 7. 103.83 4.62 12-16 2. 9.277 0.000 90. 0.171 0.000 6. 103.83 4.62 12-17 2. 7.847 0.000 81. 0.140 0.000 6. 103.83 4.62 12-18 2. 6.809 0.000 74. 0.117 0.000 5. 103.83 4.62 12-19 2. 6.017 0.000 68. 0.100 0.000 5. 103.83 4.62 12-20 2. 5.393 0.000 63. 0.086 0.000 4. 103.83 4.62 12-21 2. 4.889 0.000 58. 0.075 0.000 4. 103.83 4.62 12-22 2. 4.459 0.000 53. 0.066 0.000 4. 103.83 4.62 12-23 2. 4.073 0.000 49. 0.059 0.000 4. 103.83 4.62 12-24 2. 3.724 0.000 45. 0.052 0.000 3. 103.83 4.62 12-25 2. 3.409 0.000 41. 0.047 0.000 3. 103.83 4.62 12-26 2. 3.122 0.000 38. 0.042 0.000 3. 103.83 4.62 Sub-T 2. 155.588 0.000 1411. 2.952 0.000 100. 103.83 4.62 After 1. 19.804 0.000 71. 0.243 0.000 4. 103.83 4.63 Total 2. 175.392 0.000 1481. 3.195 0.000 104. 103.83 4.62 Cumulative 49.603 0.000 306. Ultimate 224.995 0.000 1788. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 103050. 0. 102466. 0. 205517. 12425. 6179. 186912. 12-13 49515. 0. 61945. 0. 111460. 6924. 3345. 101191. 12-14 32153. 0. 45466. 0. 77619. 4889. 2327. 70403. 12-15 22509. 0. 33695. 0. 56204. 3563. 1685. 50957. 12-16 17770. 0. 29704. 0. 47474. 3045. 1422. 43007. 12-17 14518. 0. 26804. 0. 41322. 2678. 1237. 37407. 12-18 12156. 0. 24554. 0. 36709. 2401. 1098. 33211. 12-19 10352. 0. 22585. 0. 32938. 2170. 985. 29783. 12-20 8940. 0. 20777. 0. 29717. 1970. 888. 26859. 12-21 7817. 0. 19116. 0. 26933. 1793. 804. 24336. 12-22 6898. 0. 17588. 0. 24486. 1636. 731. 22118. 12-23 6117. 0. 16183. 0. 22300. 1495. 666. 20139. 12-24 5450. 0. 14890. 0. 20340. 1367. 607. 18366. 12-25 4876. 0. 13700. 0. 18576. 1252. 554. 16770. 12-26 4379. 0. 12605. 0. 16984. 1147. 507. 15330. Sub-T 306501. 0. 462077. 0. 768579. 48755. 23034. 696789. After 25247. 0. 20341. 0. 45588. 2687. 1373. 41529. Total 331749. 0. 482419. 0. 814167. 51442. 24407. 738318. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 20717. 0. 0. 0. 20717. 166195. 166195. 159828. 12-13 20717. 0. 0. 0. 20717. 80474. 246669. 70051. 12-14 17517. 0. 0. 0. 17517. 52885. 299554. 41802. 12-15 11117. 0. 0. 0. 11117. 39840. 339394. 28604. 12-16 11117. 0. 0. 0. 11117. 31890. 371284. 20809. 12-17 11117. 0. 0. 0. 11117. 26290. 397574. 15592. 12-18 11117. 0. 0. 0. 11117. 22094. 419668. 11911. 12-19 11117. 0. 0. 0. 11117. 18666. 438334. 9148. 12-20 11117. 0. 0. 0. 11117. 15742. 454076. 7014. 12-21 11117. 0. 0. 0. 11117. 13218. 467294. 5354. 12-22 11117. 0. 0. 0. 11117. 11001. 478295. 4052. 12-23 11117. 0. 0. 0. 11117. 9022. 487317. 3021. 12-24 11117. 0. 0. 0. 11117. 7248. 494565. 2207. 12-25 11117. 0. 0. 0. 11117. 5653. 500218. 1565. 12-26 11117. 0. 0. 0. 11117. 4213. 504431. 1061. Sub-T 192359. 0. 0. 0. 192359. 504431. 504431. 382021. After 31846. 0. 0. 0. 31846. 9683. 514114. 1827. Total 224204. 0. 0. 0. 224204. 514114. 514114. 383848. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 1-H TABLE 10 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 32.146 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 31.389 20.0000 30.696 REMARKS PERFS: - CENTRAL 25.0000 30.058 30.0000 29.470 35.0000 28.924 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 1.979 0.000 78. 0.142 0.000 6. 103.83 4.62 12-13 1. 0.704 0.000 36. 0.051 0.000 3. 103.83 4.62 12-14 1. 0.281 0.000 17. 0.020 0.000 1. 103.83 4.62 12-15 12-16 12-17 12-18 12-19 12-20 12-21 12-22 12-23 12-24 12-25 12-26 Sub-T 1. 2.964 0.000 131. 0.213 0.000 9. 103.83 4.62 After 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 Total 1. 2.964 0.000 131. 0.213 0.000 9. 103.83 4.62 Cumulative 0.369 0.000 15. Ultimate 3.333 0.000 146. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 14792. 0. 25958. 0. 40750. 2627. 1220. 36902. 12-13 5261. 0. 11843. 0. 17104. 1130. 511. 15463. 12-14 2102. 0. 5790. 0. 7893. 531. 236. 7126. 12-15 12-16 12-17 12-18 12-19 12-20 12-21 12-22 12-23 12-24 12-25 12-26 Sub-T 22156. 0. 43591. 0. 65747. 4288. 1967. 59491. After 0. 0. 0. 0. 0. 0. 0. 0. Total 22156. 0. 43591. 0. 65747. 4288. 1967. 59491. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9600. 0. 0. 0. 9600. 27302. 27302. 26418. 12-13 9600. 0. 0. 0. 9600. 5863. 33165. 5138. 12-14 6400. 0. 0. 0. 6400. 726. 33891. 589. 12-15 12-16 12-17 12-18 12-19 12-20 12-21 12-22 12-23 12-24 12-25 12-26 Sub-T 25600. 0. 0. 0. 25600. 33891. 33891. 32146. After 0. 0. 0. 0. 0. 0. 33891. 0. Total 25600. 0. 0. 0. 25600. 33891. 33891. 32146. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT A #1H-T TABLE 11 FIELD: EAGLEVILLE RESERVOIR: EDWARDS LIME COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 245.249 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 219.080 20.0000 199.092 REMARKS PERFS: - CENTRAL 25.0000 183.345 30.0000 170.620 35.0000 160.114 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 4.784 0.000 217. 0.359 0.000 16. 103.83 4.62 12-13 1. 2.653 0.000 143. 0.199 0.000 11. 103.83 4.62 12-14 1. 1.778 0.000 113. 0.133 0.000 8. 103.83 4.62 12-15 1. 1.277 0.000 96. 0.096 0.000 7. 103.83 4.62 12-16 1. 0.953 0.000 85. 0.071 0.000 6. 103.83 4.62 12-17 1. 0.727 0.000 77. 0.055 0.000 6. 103.83 4.62 12-18 1. 0.564 0.000 70. 0.042 0.000 5. 103.83 4.62 12-19 1. 0.439 0.000 65. 0.033 0.000 5. 103.83 4.62 12-20 1. 0.341 0.000 59. 0.026 0.000 4. 103.83 4.62 12-21 1. 0.266 0.000 55. 0.020 0.000 4. 103.83 4.62 12-22 1. 0.207 0.000 50. 0.015 0.000 4. 103.83 4.62 12-23 1. 0.161 0.000 46. 0.012 0.000 3. 103.83 4.62 12-24 1. 0.125 0.000 43. 0.009 0.000 3. 103.83 4.62 12-25 1. 0.097 0.000 39. 0.007 0.000 3. 103.83 4.62 12-26 1. 0.076 0.000 36. 0.006 0.000 3. 103.83 4.62 Sub-T 1. 14.447 0.000 1193. 1.083 0.000 90. 103.83 4.62 After 1. 0.094 0.000 56. 0.007 0.000 4. 103.83 4.62 Total 1. 14.541 0.000 1250. 1.091 0.000 94. 103.83 4.62 Cumulative 7.249 0.000 267. Ultimate 21.790 0.000 1516. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 37256. 0. 75036. 0. 112292. 7341. 3358. 101592. 12-13 20661. 0. 49413. 0. 70073. 4656. 2093. 63324. 12-14 13844. 0. 39198. 0. 53041. 3577. 1583. 47882. 12-15 9947. 0. 33321. 0. 43267. 2957. 1290. 39021. 12-16 7418. 0. 29392. 0. 36811. 2546. 1096. 33168. 12-17 5663. 0. 26535. 0. 32198. 2251. 958. 28989. 12-18 4389. 0. 24315. 0. 28704. 2026. 854. 25825. 12-19 3415. 0. 22370. 0. 25785. 1835. 766. 23183. 12-20 2657. 0. 20580. 0. 23237. 1666. 690. 20881. 12-21 2068. 0. 18934. 0. 21001. 1515. 624. 18863. 12-22 1609. 0. 17419. 0. 19028. 1380. 565. 17083. 12-23 1252. 0. 16026. 0. 17278. 1260. 513. 15505. 12-24 974. 0. 14744. 0. 15718. 1151. 466. 14101. 12-25 758. 0. 13564. 0. 14322. 1052. 425. 12845. 12-26 590. 0. 12479. 0. 13069. 963. 387. 11718. Sub-T 112500. 0. 413324. 0. 525824. 36174. 15669. 473981. After 735. 0. 19484. 0. 20219. 1495. 599. 18125. Total 113235. 0. 432808. 0. 546043. 37669. 16268. 492106. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9600. 0. 0. 0. 9600. 91992. 91992. 88246. 12-13 9600. 0. 0. 0. 9600. 53724. 145716. 46729. 12-14 9600. 0. 0. 0. 9600. 38282. 183998. 30246. 12-15 9600. 0. 0. 0. 9600. 29421. 213418. 21123. 12-16 9600. 0. 0. 0. 9600. 23568. 236987. 15379. 12-17 9600. 0. 0. 0. 9600. 19389. 256376. 11500. 12-18 9600. 0. 0. 0. 9600. 16225. 272600. 8748. 12-19 9600. 0. 0. 0. 9600. 13583. 286184. 6658. 12-20 9600. 0. 0. 0. 9600. 11281. 297465. 5027. 12-21 9600. 0. 0. 0. 9600. 9263. 306728. 3753. 12-22 9600. 0. 0. 0. 9600. 7483. 314211. 2757. 12-23 9600. 0. 0. 0. 9600. 5905. 320116. 1978. 12-24 9600. 0. 0. 0. 9600. 4501. 324617. 1371. 12-25 9600. 0. 0. 0. 9600. 3245. 327862. 899. 12-26 9600. 0. 0. 0. 9600. 2118. 329981. 534. Sub-T 144000. 0. 0. 0. 144000. 329981. 329981. 244948. After 16800. 0. 0. 0. 16800. 1325. 331306. 301. Total 160800. 0. 0. 0. 160800. 331306. 331306. 245249. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 SABLE HUNTER #1H TABLE 12 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: SHARON HUNTER RESOURCE PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0158045 0.0119778 0.0119778 0.0119778 103.83 0.00 5.01 10.0000 106.454 FINAL 0.0158045 0.0119778 0.0119778 0.0119778 103.83 0.00 5.01 15.0000 95.171 20.0000 86.931 REMARKS PERFS: 11266 - 15575 CENTRAL 25.0000 80.618 30.0000 75.601 35.0000 71.496 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 41.010 0.000 25. 0.491 0.000 0. 103.83 5.01 12-13 1. 18.971 0.000 11. 0.227 0.000 0. 103.83 5.01 12-14 1. 13.032 0.000 8. 0.156 0.000 0. 103.83 5.01 12-15 1. 10.101 0.000 6. 0.121 0.000 0. 103.83 5.01 12-16 1. 8.324 0.000 5. 0.100 0.000 0. 103.83 5.01 12-17 1. 7.120 0.000 4. 0.085 0.000 0. 103.83 5.01 12-18 1. 6.245 0.000 4. 0.075 0.000 0. 103.83 5.01 12-19 1. 5.578 0.000 4. 0.067 0.000 0. 103.83 5.01 12-20 1. 5.052 0.000 3. 0.061 0.000 0. 103.83 5.01 12-21 1. 4.623 0.000 3. 0.055 0.000 0. 103.83 5.01 12-22 1. 4.252 0.000 3. 0.051 0.000 0. 103.83 5.01 12-23 1. 3.912 0.000 3. 0.047 0.000 0. 103.83 5.01 12-24 1. 3.599 0.000 2. 0.043 0.000 0. 103.83 5.01 12-25 1. 3.311 0.000 2. 0.040 0.000 0. 103.83 5.01 12-26 1. 3.046 0.000 2. 0.036 0.000 0. 103.83 5.01 Sub-T 1. 138.178 0.000 86. 1.655 0.000 1. 103.83 5.01 After 1. 19.710 0.000 14. 0.236 0.000 0. 103.83 5.01 Total 1. 157.888 0.000 100. 1.891 0.000 1. 103.83 5.01 Cumulative 41.985 0.000 25. Ultimate 199.873 0.000 125. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 51002. 0. 1473. 0. 52475. 2457. 1601. 48418. 12-13 23594. 0. 689. 0. 24282. 1137. 741. 22405. 12-14 16207. 0. 478. 0. 16685. 781. 509. 15395. 12-15 12562. 0. 374. 0. 12937. 606. 395. 11936. 12-16 10352. 0. 312. 0. 10664. 500. 325. 9839. 12-17 8855. 0. 269. 0. 9124. 428. 278. 8418. 12-18 7767. 0. 239. 0. 8006. 375. 244. 7386. 12-19 6938. 0. 215. 0. 7153. 335. 218. 6599. 12-20 6282. 0. 197. 0. 6479. 304. 198. 5978. 12-21 5750. 0. 182. 0. 5932. 278. 181. 5473. 12-22 5289. 0. 169. 0. 5458. 256. 166. 5035. 12-23 4866. 0. 157. 0. 5023. 236. 153. 4634. 12-24 4476. 0. 146. 0. 4622. 217. 141. 4265. 12-25 4118. 0. 136. 0. 4254. 200. 130. 3925. 12-26 3789. 0. 126. 0. 3915. 184. 119. 3612. Sub-T 171846. 0. 5162. 0. 177008. 8292. 5399. 163317. After 24512. 0. 857. 0. 25369. 1192. 774. 23404. Total 196358. 0. 6019. 0. 202377. 9484. 6173. 186721. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 1517. 0. 0. 0. 1517. 46901. 46901. 45164. 12-13 1517. 0. 0. 0. 1517. 20888. 67788. 18183. 12-14 1517. 0. 0. 0. 1517. 13877. 81665. 10968. 12-15 1517. 0. 0. 0. 1517. 10419. 92084. 7481. 12-16 1517. 0. 0. 0. 1517. 8322. 100406. 5430. 12-17 1517. 0. 0. 0. 1517. 6901. 107307. 4093. 12-18 1517. 0. 0. 0. 1517. 5869. 113176. 3164. 12-19 1517. 0. 0. 0. 1517. 5082. 118258. 2490. 12-20 1517. 0. 0. 0. 1517. 4461. 122719. 1987. 12-21 1517. 0. 0. 0. 1517. 3956. 126675. 1602. 12-22 1517. 0. 0. 0. 1517. 3518. 130193. 1295. 12-23 1517. 0. 0. 0. 1517. 3117. 133309. 1043. 12-24 1517. 0. 0. 0. 1517. 2747. 136057. 836. 12-25 1517. 0. 0. 0. 1517. 2407. 138464. 666. 12-26 1517. 0. 0. 0. 1517. 2095. 140559. 527. Sub-T 22759. 0. 0. 0. 22759. 140559. 140559. 104928. After 15046. 0. 0. 0. 15046. 8358. 148916. 1526. Total 37804. 0. 0. 0. 37804. 148916. 148916. 106454. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED SHUT-IN RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED SHUT-IN RESERVES TABLE 13 ZAZA ENERGY, LLC HACKBERRY PROSPECT AREA RESERVE TYPE LAVACA CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 1239.869 FINAL 15.0000 1071.281 20.0000 949.517 25.0000 857.243 30.0000 784.663 35.0000 725.881 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 28.369 0.000 907. 2.084 0.000 67. 103.83 4.62 12-13 2. 18.069 0.000 597. 1.323 0.000 44. 103.83 4.62 12-14 2. 12.373 0.000 425. 0.906 0.000 31. 103.83 4.62 12-15 2. 9.610 0.000 343. 0.704 0.000 25. 103.83 4.62 12-16 2. 7.899 0.000 294. 0.578 0.000 22. 103.83 4.62 12-17 2. 6.708 0.000 259. 0.491 0.000 19. 103.83 4.62 12-18 2. 5.820 0.000 234. 0.426 0.000 17. 103.83 4.62 12-19 2. 5.123 0.000 214. 0.375 0.000 16. 103.83 4.62 12-20 2. 4.534 0.000 197. 0.332 0.000 14. 103.83 4.62 12-21 2. 4.012 0.000 181. 0.294 0.000 13. 103.83 4.62 12-22 2. 3.550 0.000 167. 0.260 0.000 12. 103.83 4.62 12-23 2. 3.142 0.000 153. 0.230 0.000 11. 103.83 4.62 12-24 2. 2.781 0.000 141. 0.204 0.000 10. 103.83 4.62 12-25 2. 2.461 0.000 130. 0.180 0.000 10. 103.83 4.62 12-26 2. 2.178 0.000 119. 0.159 0.000 9. 103.83 4.62 Sub-T 2. 116.627 0.000 4361. 8.546 0.000 320. 103.83 4.62 After 2. 11.840 0.000 780. 0.866 0.000 57. 103.83 4.62 Total 2. 128.467 0.000 5140. 9.412 0.000 377. 103.83 4.62 Cumulative 0.035 0.000 1. Ultimate 128.502 0.000 5141. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 216352. 0. 307763. 0. 524115. 33034. 15715. 475366. 12-13 137331. 0. 201803. 0. 339133. 21452. 10166. 307515. 12-14 94067. 0. 143836. 0. 237904. 15115. 7129. 215660. 12-15 73066. 0. 116184. 0. 189251. 12075. 5670. 171506. 12-16 60059. 0. 99296. 0. 159354. 10210. 4773. 144372. 12-17 51005. 0. 87673. 0. 138678. 8922. 4152. 125604. 12-18 44251. 0. 79078. 0. 123329. 7966. 3692. 111671. 12-19 38956. 0. 72372. 0. 111328. 7220. 3331. 100777. 12-20 34471. 0. 66575. 0. 101046. 6579. 3023. 91444. 12-21 30506. 0. 61249. 0. 91755. 5997. 2744. 83014. 12-22 26996. 0. 56349. 0. 83346. 5468. 2492. 75386. 12-23 23891. 0. 51841. 0. 75732. 4987. 2264. 68481. 12-24 21143. 0. 47694. 0. 68837. 4550. 2057. 62230. 12-25 18710. 0. 43879. 0. 62589. 4152. 1870. 56567. 12-26 16558. 0. 40368. 0. 56926. 3789. 1700. 51437. Sub-T 887363. 0. 1475961. 0. 2363324. 151516. 70778. 2141030. After 89890. 0. 263225. 0. 353114. 23877. 10536. 318702. Total 977252. 0. 1739186. 0. 2716438. 175393. 81313. 2459732. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 15200. 100000. 0. 0. 115200. 360166. 360166. 339800. 12-13 19200. 0. 0. 0. 19200. 288315. 648481. 250971. 12-14 19200. 0. 0. 0. 19200. 196460. 844941. 155227. 12-15 19200. 0. 0. 0. 19200. 152306. 997247. 109334. 12-16 19200. 0. 0. 0. 19200. 125172. 1122419. 81659. 12-17 19200. 0. 0. 0. 19200. 106404. 1228823. 63092. 12-18 19200. 0. 0. 0. 19200. 92471. 1321294. 49839. 12-19 19200. 0. 0. 0. 19200. 81577. 1402871. 39967. 12-20 19200. 0. 0. 0. 19200. 72244. 1475116. 32177. 12-21 19200. 0. 0. 0. 19200. 63814. 1538929. 25839. 12-22 19200. 0. 0. 0. 19200. 56186. 1595115. 20683. 12-23 19200. 0. 0. 0. 19200. 49281. 1644396. 16492. 12-24 19200. 0. 0. 0. 19200. 43030. 1687426. 13092. 12-25 19200. 0. 0. 0. 19200. 37367. 1724793. 10336. 12-26 19200. 0. 0. 0. 19200. 32237. 1757030. 8107. Sub-T 284000. 100000. 0. 0. 384000. 1757030. 1757030. 1216614. After 190400. 0. 0. 0. 190400. 128302. 1885332. 23254. Total 474400. 100000. 0. 0. 574400. 1885332. 1885332. 1239868. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 1-H-LWR LAT TABLE 14 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED NON-PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 687.681 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 587.415 20.0000 515.531 REMARKS PERFS: - CENTRAL 25.0000 461.345 30.0000 418.898 35.0000 384.630 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 14.644 0.000 460. 1.054 0.000 33. 103.83 4.62 12-13 1. 10.847 0.000 352. 0.781 0.000 25. 103.83 4.62 12-14 1. 7.326 0.000 248. 0.527 0.000 18. 103.83 4.62 12-15 1. 5.670 0.000 199. 0.408 0.000 14. 103.83 4.62 12-16 1. 4.656 0.000 170. 0.335 0.000 12. 103.83 4.62 12-17 1. 3.954 0.000 150. 0.285 0.000 11. 103.83 4.62 12-18 1. 3.432 0.000 136. 0.247 0.000 10. 103.83 4.62 12-19 1. 3.022 0.000 124. 0.218 0.000 9. 103.83 4.62 12-20 1. 2.673 0.000 114. 0.192 0.000 8. 103.83 4.62 12-21 1. 2.365 0.000 105. 0.170 0.000 8. 103.83 4.62 12-22 1. 2.092 0.000 97. 0.151 0.000 7. 103.83 4.62 12-23 1. 1.851 0.000 89. 0.133 0.000 6. 103.83 4.62 12-24 1. 1.638 0.000 82. 0.118 0.000 6. 103.83 4.62 12-25 1. 1.449 0.000 75. 0.104 0.000 5. 103.83 4.62 12-26 1. 1.282 0.000 69. 0.092 0.000 5. 103.83 4.62 Sub-T 1. 66.901 0.000 2472. 4.817 0.000 178. 103.83 4.62 After 1. 7.429 0.000 492. 0.535 0.000 35. 103.83 4.62 Total 1. 74.331 0.000 2964. 5.352 0.000 213. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 74.331 0.000 2964. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 109473. 0. 153006. 0. 262479. 16511. 7871. 238097. 12-13 81090. 0. 117156. 0. 198246. 12517. 5943. 179786. 12-14 54769. 0. 82343. 0. 137111. 8695. 4109. 124307. 12-15 42390. 0. 66294. 0. 108684. 6922. 3256. 98506. 12-16 34810. 0. 56620. 0. 91430. 5848. 2739. 82844. 12-17 29561. 0. 50007. 0. 79567. 5110. 2383. 72075. 12-18 25655. 0. 45134. 0. 70788. 4565. 2119. 64104. 12-19 22592. 0. 41333. 0. 63925. 4139. 1913. 57873. 12-20 19985. 0. 38025. 0. 58010. 3771. 1736. 52503. 12-21 17681. 0. 34983. 0. 52664. 3437. 1575. 47651. 12-22 15642. 0. 32184. 0. 47826. 3133. 1430. 43262. 12-23 13838. 0. 29610. 0. 43447. 2857. 1299. 39291. 12-24 12242. 0. 27241. 0. 39483. 2606. 1180. 35697. 12-25 10830. 0. 25062. 0. 35892. 2378. 1072. 32442. 12-26 9581. 0. 23057. 0. 32638. 2170. 975. 29493. Sub-T 500138. 0. 822053. 0. 1322191. 84660. 39601. 1197930. After 55540. 0. 163514. 0. 219054. 14818. 6536. 197700. Total 555678. 0. 985567. 0. 1541245. 99479. 46137. 1395630. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 6400. 65000. 0. 0. 71400. 166696. 166696. 155645. 12-13 9600. 0. 0. 0. 9600. 170186. 336882. 148169. 12-14 9600. 0. 0. 0. 9600. 114707. 451589. 90634. 12-15 9600. 0. 0. 0. 9600. 88906. 540495. 63821. 12-16 9600. 0. 0. 0. 9600. 73244. 613739. 47781. 12-17 9600. 0. 0. 0. 9600. 62474. 676213. 37043. 12-18 9600. 0. 0. 0. 9600. 54504. 730718. 29375. 12-19 9600. 0. 0. 0. 9600. 48273. 778990. 23649. 12-20 9600. 0. 0. 0. 9600. 42903. 821894. 19108. 12-21 9600. 0. 0. 0. 9600. 38051. 859945. 15407. 12-22 9600. 0. 0. 0. 9600. 33662. 893608. 12391. 12-23 9600. 0. 0. 0. 9600. 29691. 923299. 9936. 12-24 9600. 0. 0. 0. 9600. 26097. 949395. 7939. 12-25 9600. 0. 0. 0. 9600. 22842. 972237. 6318. 12-26 9600. 0. 0. 0. 9600. 19893. 992130. 5002. Sub-T 140800. 65000. 0. 0. 205800. 992130. 992130. 672219. After 110400. 0. 0. 0. 110400. 87300. 1079430. 15462. Total 251200. 65000. 0. 0. 316200. 1079430. 1079430. 687681. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT A #1H-C TABLE 15 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED NON-PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 552.188 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 483.866 20.0000 433.986 REMARKS PERFS: - CENTRAL 25.0000 395.897 30.0000 365.765 35.0000 341.250 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 13.725 0.000 447. 1.029 0.000 34. 103.83 4.62 12-13 1. 7.222 0.000 244. 0.542 0.000 18. 103.83 4.62 12-14 1. 5.047 0.000 178. 0.378 0.000 13. 103.83 4.62 12-15 1. 3.939 0.000 144. 0.295 0.000 11. 103.83 4.62 12-16 1. 3.242 0.000 123. 0.243 0.000 9. 103.83 4.62 12-17 1. 2.754 0.000 109. 0.207 0.000 8. 103.83 4.62 12-18 1. 2.388 0.000 98. 0.179 0.000 7. 103.83 4.62 12-19 1. 2.101 0.000 90. 0.158 0.000 7. 103.83 4.62 12-20 1. 1.860 0.000 82. 0.140 0.000 6. 103.83 4.62 12-21 1. 1.647 0.000 76. 0.124 0.000 6. 103.83 4.62 12-22 1. 1.458 0.000 70. 0.109 0.000 5. 103.83 4.62 12-23 1. 1.291 0.000 64. 0.097 0.000 5. 103.83 4.62 12-24 1. 1.143 0.000 59. 0.086 0.000 4. 103.83 4.62 12-25 1. 1.012 0.000 54. 0.076 0.000 4. 103.83 4.62 12-26 1. 0.896 0.000 50. 0.067 0.000 4. 103.83 4.62 Sub-T 1. 49.725 0.000 1888. 3.729 0.000 142. 103.83 4.62 After 1. 4.411 0.000 288. 0.331 0.000 22. 103.83 4.62 Total 1. 54.136 0.000 2176. 4.060 0.000 163. 103.83 4.62 Cumulative 0.035 0.000 1. Ultimate 54.171 0.000 2177. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 106879. 0. 154757. 0. 261636. 16523. 7844. 237269. 12-13 56241. 0. 84647. 0. 140888. 8936. 4222. 127730. 12-14 39299. 0. 61494. 0. 100792. 6420. 3020. 91353. 12-15 30676. 0. 49890. 0. 80566. 5153. 2413. 73000. 12-16 25249. 0. 42675. 0. 67924. 4362. 2034. 61528. 12-17 21445. 0. 37666. 0. 59111. 3811. 1770. 53530. 12-18 18597. 0. 33944. 0. 52541. 3401. 1572. 47567. 12-19 16364. 0. 31039. 0. 47403. 3081. 1418. 42904. 12-20 14486. 0. 28550. 0. 43036. 2808. 1287. 38941. 12-21 12825. 0. 26266. 0. 39091. 2560. 1169. 35362. 12-22 11355. 0. 24165. 0. 35520. 2335. 1062. 32123. 12-23 10053. 0. 22232. 0. 32285. 2130. 965. 29190. 12-24 8901. 0. 20453. 0. 29354. 1943. 877. 26533. 12-25 7880. 0. 18817. 0. 26697. 1774. 798. 24126. 12-26 6977. 0. 17312. 0. 24289. 1619. 725. 21944. Sub-T 387225. 0. 653908. 0. 1041133. 66855. 31177. 943101. After 34349. 0. 99711. 0. 134060. 9058. 4000. 121002. Total 421574. 0. 753619. 0. 1175193. 75914. 35177. 1064102. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 8800. 35000. 0. 0. 43800. 193469. 193469. 184155. 12-13 9600. 0. 0. 0. 9600. 118130. 311599. 102802. 12-14 9600. 0. 0. 0. 9600. 81753. 393352. 64593. 12-15 9600. 0. 0. 0. 9600. 63400. 456752. 45513. 12-16 9600. 0. 0. 0. 9600. 51928. 508680. 33878. 12-17 9600. 0. 0. 0. 9600. 43930. 552610. 26049. 12-18 9600. 0. 0. 0. 9600. 37967. 590577. 20464. 12-19 9600. 0. 0. 0. 9600. 33304. 623881. 16317. 12-20 9600. 0. 0. 0. 9600. 29341. 653222. 13069. 12-21 9600. 0. 0. 0. 9600. 25762. 678984. 10432. 12-22 9600. 0. 0. 0. 9600. 22523. 701508. 8292. 12-23 9600. 0. 0. 0. 9600. 19590. 721098. 6556. 12-24 9600. 0. 0. 0. 9600. 16933. 738031. 5152. 12-25 9600. 0. 0. 0. 9600. 14526. 752557. 4018. 12-26 9600. 0. 0. 0. 9600. 12344. 764901. 3105. Sub-T 143200. 35000. 0. 0. 178200. 764901. 764901. 544395. After 80000. 0. 0. 0. 80000. 41002. 805902. 7792. Total 223200. 35000. 0. 0. 258200. 805902. 805902. 552188. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 16 ZAZA ENERGY, LLC HACKBERRY PROSPECT AREA RESERVE TYPE LAVACA CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 229.446 FINAL 15.0000 -247.810 20.0000 -521.591 25.0000 -679.864 30.0000 -769.188 35.0000 -815.840 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 6.416 0.000 211. 0.481 0.000 16. 103.83 4.62 12-14 4. 92.875 0.000 3087. 6.846 0.000 228. 103.83 4.62 12-15 6. 65.658 0.000 2401. 4.854 0.000 178. 103.83 4.62 12-16 6. 42.371 0.000 1676. 3.128 0.000 124. 103.83 4.62 12-17 6. 31.730 0.000 1352. 2.341 0.000 100. 103.83 4.62 12-18 6. 25.316 0.000 1157. 1.867 0.000 86. 103.83 4.62 12-19 6. 20.961 0.000 1023. 1.545 0.000 76. 103.83 4.62 12-20 6. 17.794 0.000 924. 1.311 0.000 68. 103.83 4.62 12-21 6. 15.361 0.000 846. 1.131 0.000 63. 103.83 4.62 12-22 6. 13.350 0.000 779. 0.983 0.000 58. 103.83 4.62 12-23 6. 11.632 0.000 716. 0.856 0.000 53. 103.83 4.62 12-24 6. 10.156 0.000 659. 0.747 0.000 49. 103.83 4.62 12-25 6. 8.883 0.000 606. 0.653 0.000 45. 103.83 4.62 12-26 6. 7.781 0.000 558. 0.572 0.000 41. 103.83 4.62 Sub-T 5. 370.283 0.000 15995. 27.314 0.000 1184. 103.83 4.62 After 6. 48.630 0.000 4458. 3.573 0.000 330. 103.83 4.62 Total 5. 418.913 0.000 20454. 30.887 0.000 1513. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 418.913 0.000 20454. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 49962. 0. 72968. 0. 122930. 7771. 3685. 111474. 12-14 710810. 0. 1052206. 0. 1763016. 111613. 52845. 1598558. 12-15 503942. 0. 821228. 0. 1325170. 84773. 39693. 1200704. 12-16 324816. 0. 573048. 0. 897864. 57920. 26878. 813065. 12-17 243055. 0. 462127. 0. 705182. 45840. 21099. 638243. 12-18 193801. 0. 395337. 0. 589138. 38565. 17618. 532954. 12-19 160383. 0. 349598. 0. 509981. 33597. 15244. 461139. 12-20 136083. 0. 315837. 0. 451920. 29948. 13503. 408469. 12-21 117428. 0. 289282. 0. 406711. 27098. 12148. 367465. 12-22 102022. 0. 266093. 0. 368115. 24650. 10991. 332474. 12-23 88865. 0. 244806. 0. 333671. 22448. 9959. 301263. 12-24 77567. 0. 225221. 0. 302788. 20460. 9035. 273294. 12-25 67828. 0. 207204. 0. 275032. 18660. 8204. 248167. 12-26 59405. 0. 190627. 0. 250032. 17030. 7456. 225546. Sub-T 2835968. 0. 5465580. 0. 8301548. 540373. 248358. 7512818. After 370996. 0. 1523159. 0. 1894156. 131303. 56411. 1706442. Total 3206964. 0. 6988740. 0. 10195704. 671676. 304769. 9219260. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 1600. 1640000. 0. 0. 1641600. -1530126. -1530126. -1275014. 12-14 41600. 3280000. 0. 0. 3321600. -1723041. -3253167. -1382649. 12-15 57600. 0. 0. 0. 57600. 1143104. -2110063. 822740. 12-16 57600. 0. 0. 0. 57600. 755465. -1354597. 493363. 12-17 57600. 0. 0. 0. 57600. 580643. -773954. 344491. 12-18 57600. 0. 0. 0. 57600. 475354. -298600. 256295. 12-19 57600. 0. 0. 0. 57600. 403539. 104939. 197750. 12-20 57600. 0. 0. 0. 57600. 350869. 455808. 156285. 12-21 57600. 0. 0. 0. 57600. 309865. 765674. 125463. 12-22 57600. 0. 0. 0. 57600. 274874. 1040548. 101178. 12-23 57600. 0. 0. 0. 57600. 243663. 1284211. 81536. 12-24 57600. 0. 0. 0. 57600. 215694. 1499905. 65616. 12-25 57600. 0. 0. 0. 57600. 190567. 1690473. 52703. 12-26 57600. 0. 0. 0. 57600. 167946. 1858419. 42226. Sub-T 734400. 4920000. 0. 0. 5654400. 1858419. 1858419. 81984. After 823200. 0. 0. 0. 823200. 883242. 2741660. 147462. Total 1557600. 4920000. 0. 0. 6477600. 2741660. 2741660. 229446. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 2-H TABLE 17 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 85.034 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 -7.598 20.0000 -61.913 REMARKS PERFS: - CENTRAL 25.0000 -94.379 30.0000 -113.704 35.0000 -124.809 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 20.596 0.000 608. 1.483 0.000 44. 103.83 4.62 12-15 1. 12.171 0.000 373. 0.876 0.000 27. 103.83 4.62 12-16 1. 8.507 0.000 271. 0.612 0.000 20. 103.83 4.62 12-17 1. 6.669 0.000 221. 0.480 0.000 16. 103.83 4.62 12-18 1. 5.514 0.000 190. 0.397 0.000 14. 103.83 4.62 12-19 1. 4.702 0.000 169. 0.339 0.000 12. 103.83 4.62 12-20 1. 4.093 0.000 153. 0.295 0.000 11. 103.83 4.62 12-21 1. 3.610 0.000 140. 0.260 0.000 10. 103.83 4.62 12-22 1. 3.193 0.000 129. 0.230 0.000 9. 103.83 4.62 12-23 1. 2.825 0.000 119. 0.203 0.000 9. 103.83 4.62 12-24 1. 2.499 0.000 109. 0.180 0.000 8. 103.83 4.62 12-25 1. 2.211 0.000 100. 0.159 0.000 7. 103.83 4.62 12-26 1. 1.956 0.000 92. 0.141 0.000 7. 103.83 4.62 Sub-T 1. 78.547 0.000 2674. 5.655 0.000 193. 103.83 4.62 After 1. 12.594 0.000 755. 0.907 0.000 54. 103.83 4.62 Total 1. 91.141 0.000 3429. 6.562 0.000 247. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 91.141 0.000 3429. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 153973. 0. 202106. 0. 356079. 22241. 10683. 323155. 12-15 90987. 0. 123980. 0. 214966. 13484. 6447. 195035. 12-16 63593. 0. 90163. 0. 153756. 9687. 4610. 139458. 12-17 49857. 0. 73526. 0. 123383. 7808. 3698. 111876. 12-18 41221. 0. 63226. 0. 104447. 6638. 3130. 94679. 12-19 35154. 0. 56078. 0. 91232. 5823. 2733. 82676. 12-20 30597. 0. 50760. 0. 81357. 5214. 2437. 73706. 12-21 26986. 0. 46557. 0. 73543. 4733. 2202. 66608. 12-22 23874. 0. 42833. 0. 66706. 4311. 1997. 60399. 12-23 21121. 0. 39406. 0. 60527. 3927. 1811. 54788. 12-24 18685. 0. 36254. 0. 54939. 3579. 1644. 49716. 12-25 16530. 0. 33353. 0. 49883. 3262. 1492. 45130. 12-26 14624. 0. 30685. 0. 45309. 2974. 1355. 40980. Sub-T 587201. 0. 888926. 0. 1476127. 93681. 44238. 1338208. After 94148. 0. 251146. 0. 345294. 23167. 10308. 311819. Total 681349. 0. 1140072. 0. 1821422. 116847. 54546. 1650027. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 8000. 820000. 0. 0. 828000. -504844. -504844. -418783. 12-15 9600. 0. 0. 0. 9600. 185435. -319410. 133361. 12-16 9600. 0. 0. 0. 9600. 129858. -189551. 84784. 12-17 9600. 0. 0. 0. 9600. 102276. -87275. 60671. 12-18 9600. 0. 0. 0. 9600. 85079. -2196. 45867. 12-19 9600. 0. 0. 0. 9600. 73076. 70880. 35807. 12-20 9600. 0. 0. 0. 9600. 64106. 134986. 28553. 12-21 9600. 0. 0. 0. 9600. 57008. 191995. 23081. 12-22 9600. 0. 0. 0. 9600. 50799. 242794. 18698. 12-23 9600. 0. 0. 0. 9600. 45188. 287982. 15121. 12-24 9600. 0. 0. 0. 9600. 40116. 328099. 12204. 12-25 9600. 0. 0. 0. 9600. 35530. 363628. 9826. 12-26 9600. 0. 0. 0. 9600. 31380. 395008. 7890. Sub-T 123200. 820000. 0. 0. 943200. 395008. 395008. 57080. After 143200. 0. 0. 0. 143200. 168619. 563628. 27954. Total 266400. 820000. 0. 0. 1086400. 563628. 563628. 85034. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 3-H TABLE 18 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 65.279 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 -23.544 20.0000 -75.127 REMARKS PERFS: - CENTRAL 25.0000 -105.545 30.0000 -123.283 35.0000 -133.126 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 19.305 0.000 608. 1.390 0.000 44. 103.83 4.62 12-15 1. 11.425 0.000 373. 0.823 0.000 27. 103.83 4.62 12-16 1. 7.997 0.000 271. 0.576 0.000 20. 103.83 4.62 12-17 1. 6.279 0.000 221. 0.452 0.000 16. 103.83 4.62 12-18 1. 5.200 0.000 190. 0.374 0.000 14. 103.83 4.62 12-19 1. 4.441 0.000 169. 0.320 0.000 12. 103.83 4.62 12-20 1. 3.871 0.000 153. 0.279 0.000 11. 103.83 4.62 12-21 1. 3.420 0.000 140. 0.246 0.000 10. 103.83 4.62 12-22 1. 3.030 0.000 129. 0.218 0.000 9. 103.83 4.62 12-23 1. 2.684 0.000 119. 0.193 0.000 9. 103.83 4.62 12-24 1. 2.378 0.000 109. 0.171 0.000 8. 103.83 4.62 12-25 1. 2.107 0.000 100. 0.152 0.000 7. 103.83 4.62 12-26 1. 1.867 0.000 92. 0.134 0.000 7. 103.83 4.62 Sub-T 1. 74.006 0.000 2674. 5.328 0.000 193. 103.83 4.62 After 1. 12.128 0.000 755. 0.873 0.000 54. 103.83 4.62 Total 1. 86.133 0.000 3429. 6.202 0.000 247. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 86.133 0.000 3429. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 144322. 0. 202106. 0. 346428. 21797. 10388. 314243. 12-15 85408. 0. 123980. 0. 209387. 13227. 6277. 189883. 12-16 59786. 0. 90163. 0. 149948. 9512. 4494. 135942. 12-17 46943. 0. 73526. 0. 120469. 7674. 3609. 109186. 12-18 38871. 0. 63226. 0. 102097. 6530. 3058. 92509. 12-19 33201. 0. 56078. 0. 89278. 5733. 2673. 80872. 12-20 28941. 0. 50760. 0. 79701. 5138. 2386. 72177. 12-21 25564. 0. 46557. 0. 72121. 4668. 2159. 65295. 12-22 22650. 0. 42833. 0. 65483. 4254. 1959. 59269. 12-23 20068. 0. 39406. 0. 59475. 3879. 1779. 53817. 12-24 17781. 0. 36254. 0. 54035. 3537. 1616. 48882. 12-25 15754. 0. 33353. 0. 49108. 3226. 1468. 44413. 12-26 13959. 0. 30685. 0. 44644. 2943. 1334. 40366. Sub-T 553248. 0. 888926. 0. 1442175. 92119. 43202. 1306854. After 90664. 0. 251146. 0. 341810. 23006. 10202. 308602. Total 643913. 0. 1140072. 0. 1783985. 115125. 53404. 1615456. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 8000. 820000. 0. 0. 828000. -513756. -513756. -425802. 12-15 9600. 0. 0. 0. 9600. 180283. -333474. 129655. 12-16 9600. 0. 0. 0. 9600. 126342. -207132. 82488. 12-17 9600. 0. 0. 0. 9600. 99586. -107546. 59075. 12-18 9600. 0. 0. 0. 9600. 82909. -24637. 44697. 12-19 9600. 0. 0. 0. 9600. 71272. 46635. 34923. 12-20 9600. 0. 0. 0. 9600. 62577. 109212. 27871. 12-21 9600. 0. 0. 0. 9600. 55695. 164907. 22550. 12-22 9600. 0. 0. 0. 9600. 49669. 214576. 18282. 12-23 9600. 0. 0. 0. 9600. 44217. 258793. 14796. 12-24 9600. 0. 0. 0. 9600. 39282. 298075. 11950. 12-25 9600. 0. 0. 0. 9600. 34813. 332888. 9628. 12-26 9600. 0. 0. 0. 9600. 30766. 363654. 7735. Sub-T 123200. 820000. 0. 0. 943200. 363654. 363654. 37846. After 143200. 0. 0. 0. 143200. 165402. 529056. 27432. Total 266400. 820000. 0. 0. 1086400. 529056. 529056. 65279. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT A #2H TABLE 19 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 86.880 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -8.187 20.0000 -65.142 REMARKS PERFS: - CENTRAL 25.0000 -100.125 30.0000 -121.723 35.0000 -134.820 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 3.277 0.000 105. 0.246 0.000 8. 103.83 4.62 12-14 1. 18.665 0.000 612. 1.400 0.000 46. 103.83 4.62 12-15 1. 9.884 0.000 338. 0.741 0.000 25. 103.83 4.62 12-16 1. 7.175 0.000 256. 0.538 0.000 19. 103.83 4.62 12-17 1. 5.708 0.000 212. 0.428 0.000 16. 103.83 4.62 12-18 1. 4.753 0.000 184. 0.356 0.000 14. 103.83 4.62 12-19 1. 4.069 0.000 164. 0.305 0.000 12. 103.83 4.62 12-20 1. 3.549 0.000 149. 0.266 0.000 11. 103.83 4.62 12-21 1. 3.129 0.000 137. 0.235 0.000 10. 103.83 4.62 12-22 1. 2.763 0.000 126. 0.207 0.000 9. 103.83 4.62 12-23 1. 2.439 0.000 116. 0.183 0.000 9. 103.83 4.62 12-24 1. 2.154 0.000 107. 0.162 0.000 8. 103.83 4.62 12-25 1. 1.902 0.000 98. 0.143 0.000 7. 103.83 4.62 12-26 1. 1.679 0.000 90. 0.126 0.000 7. 103.83 4.62 Sub-T 1. 71.146 0.000 2696. 5.336 0.000 202. 103.83 4.62 After 1. 10.666 0.000 738. 0.800 0.000 55. 103.83 4.62 Total 1. 81.812 0.000 3433. 6.136 0.000 257. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 81.812 0.000 3433. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 25516. 0. 36484. 0. 62000. 3910. 1859. 56231. 12-14 145347. 0. 211804. 0. 357151. 22571. 10707. 323873. 12-15 76968. 0. 117107. 0. 194076. 12324. 5816. 175936. 12-16 55873. 0. 88620. 0. 144494. 9217. 4329. 130948. 12-17 44448. 0. 73474. 0. 117923. 7555. 3532. 106836. 12-18 37015. 0. 63763. 0. 100778. 6485. 3017. 91275. 12-19 31689. 0. 56885. 0. 88574. 5724. 2651. 80199. 12-20 27639. 0. 51699. 0. 79338. 5149. 2374. 71815. 12-21 24368. 0. 47497. 0. 71865. 4683. 2150. 65032. 12-22 21515. 0. 43697. 0. 65212. 4267. 1950. 58995. 12-23 18997. 0. 40201. 0. 59198. 3889. 1770. 53539. 12-24 16773. 0. 36985. 0. 53758. 3545. 1607. 48606. 12-25 14809. 0. 34026. 0. 48835. 3233. 1459. 44143. 12-26 13075. 0. 31304. 0. 44380. 2949. 1326. 40105. Sub-T 554033. 0. 933548. 0. 1487581. 95502. 44547. 1347533. After 83059. 0. 255489. 0. 338549. 22982. 10098. 305468. Total 637092. 0. 1189038. 0. 1826130. 118484. 54645. 1653001. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 800. 820000. 0. 0. 820800. -764569. -764569. -637097. 12-14 9600. 0. 0. 0. 9600. 314273. -450296. 249686. 12-15 9600. 0. 0. 0. 9600. 166336. -283960. 119565. 12-16 9600. 0. 0. 0. 9600. 121348. -162612. 79213. 12-17 9600. 0. 0. 0. 9600. 97236. -65376. 57675. 12-18 9600. 0. 0. 0. 9600. 81675. 16300. 44029. 12-19 9600. 0. 0. 0. 9600. 70599. 86898. 34592. 12-20 9600. 0. 0. 0. 9600. 62215. 149113. 27709. 12-21 9600. 0. 0. 0. 9600. 55432. 204545. 22443. 12-22 9600. 0. 0. 0. 9600. 49395. 253941. 18181. 12-23 9600. 0. 0. 0. 9600. 43939. 297880. 14703. 12-24 9600. 0. 0. 0. 9600. 39006. 336885. 11866. 12-25 9600. 0. 0. 0. 9600. 34543. 371428. 9553. 12-26 9600. 0. 0. 0. 9600. 30505. 401933. 7669. Sub-T 125600. 820000. 0. 0. 945600. 401933. 401933. 59789. After 142400. 0. 0. 0. 142400. 163068. 565001. 27092. Total 268000. 820000. 0. 0. 1088000. 565001. 565001. 86880. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT A #2H-EWD TABLE 20 FIELD: EAGLEVILLE RESERVOIR: EDWARDS LIME COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 -12.843 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -79.235 20.0000 -118.378 REMARKS PERFS: - CENTRAL 25.0000 -141.541 30.0000 -154.885 35.0000 -161.982 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 3.139 0.000 105. 0.235 0.000 8. 103.83 4.62 12-14 1. 16.847 0.000 612. 1.264 0.000 46. 103.83 4.62 12-15 1. 7.774 0.000 338. 0.583 0.000 25. 103.83 4.62 12-16 1. 4.942 0.000 256. 0.371 0.000 19. 103.83 4.62 12-17 1. 3.446 0.000 212. 0.258 0.000 16. 103.83 4.62 12-18 1. 2.516 0.000 184. 0.189 0.000 14. 103.83 4.62 12-19 1. 1.888 0.000 164. 0.142 0.000 12. 103.83 4.62 12-20 1. 1.444 0.000 149. 0.108 0.000 11. 103.83 4.62 12-21 1. 1.117 0.000 137. 0.084 0.000 10. 103.83 4.62 12-22 1. 0.865 0.000 126. 0.065 0.000 9. 103.83 4.62 12-23 1. 0.670 0.000 116. 0.050 0.000 9. 103.83 4.62 12-24 1. 0.519 0.000 107. 0.039 0.000 8. 103.83 4.62 12-25 1. 0.402 0.000 98. 0.030 0.000 7. 103.83 4.62 12-26 1. 0.311 0.000 90. 0.023 0.000 7. 103.83 4.62 Sub-T 1. 45.878 0.000 2696. 3.441 0.000 202. 103.83 4.62 After 1. 1.022 0.000 670. 0.077 0.000 50. 103.83 4.62 Total 1. 46.901 0.000 3366. 3.518 0.000 252. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 46.901 0.000 3366. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 24446. 0. 36484. 0. 60930. 3861. 1826. 55243. 12-14 131191. 0. 211804. 0. 342995. 21920. 10274. 310801. 12-15 60535. 0. 117107. 0. 177642. 11568. 5314. 160760. 12-16 38485. 0. 88620. 0. 127106. 8417. 3798. 114891. 12-17 26834. 0. 73474. 0. 100308. 6745. 2994. 90569. 12-18 19591. 0. 63763. 0. 83354. 5683. 2485. 75185. 12-19 14706. 0. 56885. 0. 71591. 4943. 2133. 64515. 12-20 11247. 0. 51699. 0. 62947. 4395. 1874. 56678. 12-21 8697. 0. 47497. 0. 56193. 3962. 1671. 50560. 12-22 6734. 0. 43697. 0. 50431. 3587. 1499. 45345. 12-23 5215. 0. 40201. 0. 45416. 3255. 1349. 40812. 12-24 4038. 0. 36985. 0. 41023. 2960. 1218. 36845. 12-25 3127. 0. 34026. 0. 37153. 2696. 1103. 33355. 12-26 2421. 0. 31304. 0. 33726. 2459. 1001. 30266. Sub-T 357267. 0. 933548. 0. 1290815. 86450. 38540. 1165825. After 7962. 0. 232159. 0. 240121. 17778. 7115. 215228. Total 365229. 0. 1165706. 0. 1530936. 104229. 45655. 1381052. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 800. 820000. 0. 0. 820800. -765557. -765557. -637917. 12-14 9600. 0. 0. 0. 9600. 301201. -464356. 239398. 12-15 9600. 0. 0. 0. 9600. 151160. -313196. 108698. 12-16 9600. 0. 0. 0. 9600. 105291. -207905. 68755. 12-17 9600. 0. 0. 0. 9600. 80969. -126936. 48041. 12-18 9600. 0. 0. 0. 9600. 65585. -61351. 35365. 12-19 9600. 0. 0. 0. 9600. 54915. -6436. 26914. 12-20 9600. 0. 0. 0. 9600. 47078. 40642. 20972. 12-21 9600. 0. 0. 0. 9600. 40960. 81602. 16587. 12-22 9600. 0. 0. 0. 9600. 35745. 117347. 13159. 12-23 9600. 0. 0. 0. 9600. 31212. 148559. 10446. 12-24 9600. 0. 0. 0. 9600. 27245. 175804. 8289. 12-25 9600. 0. 0. 0. 9600. 23755. 199559. 6570. 12-26 9600. 0. 0. 0. 9600. 20666. 220225. 5196. Sub-T 125600. 820000. 0. 0. 945600. 220225. 220225. -29527. After 119200. 0. 0. 0. 119200. 96028. 316252. 16684. Total 244800. 820000. 0. 0. 1064800. 316252. 316252. -12843. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT A #3H TABLE 21 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 80.887 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -7.372 20.0000 -56.817 REMARKS PERFS: - CENTRAL 25.0000 -84.695 30.0000 -99.980 35.0000 -107.647 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 10.032 0.000 324. 0.752 0.000 24. 103.83 4.62 12-15 1. 14.772 0.000 489. 1.108 0.000 37. 103.83 4.62 12-16 1. 8.999 0.000 311. 0.675 0.000 23. 103.83 4.62 12-17 1. 6.736 0.000 243. 0.505 0.000 18. 103.83 4.62 12-18 1. 5.434 0.000 204. 0.408 0.000 15. 103.83 4.62 12-19 1. 4.562 0.000 179. 0.342 0.000 13. 103.83 4.62 12-20 1. 3.927 0.000 160. 0.295 0.000 12. 103.83 4.62 12-21 1. 3.437 0.000 146. 0.258 0.000 11. 103.83 4.62 12-22 1. 3.033 0.000 134. 0.228 0.000 10. 103.83 4.62 12-23 1. 2.678 0.000 124. 0.201 0.000 9. 103.83 4.62 12-24 1. 2.365 0.000 114. 0.177 0.000 9. 103.83 4.62 12-25 1. 2.088 0.000 105. 0.157 0.000 8. 103.83 4.62 12-26 1. 1.843 0.000 96. 0.138 0.000 7. 103.83 4.62 Sub-T 1. 69.907 0.000 2628. 5.243 0.000 197. 103.83 4.62 After 1. 11.906 0.000 805. 0.893 0.000 60. 103.83 4.62 Total 1. 81.812 0.000 3433. 6.136 0.000 257. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 81.812 0.000 3433. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 78121. 0. 112192. 0. 190313. 12008. 5706. 172599. 12-15 115030. 0. 169527. 0. 284557. 18006. 8530. 258021. 12-16 70077. 0. 107741. 0. 177817. 11304. 5328. 161185. 12-17 52454. 0. 84063. 0. 136518. 8718. 4090. 123710. 12-18 42319. 0. 70680. 0. 112999. 7248. 3384. 102367. 12-19 35529. 0. 61837. 0. 97365. 6272. 2915. 88178. 12-20 30578. 0. 55459. 0. 86037. 5566. 2575. 77896. 12-21 26767. 0. 50587. 0. 77354. 5025. 2315. 70014. 12-22 23621. 0. 46517. 0. 70138. 4575. 2098. 63465. 12-23 20856. 0. 42796. 0. 63652. 4169. 1903. 57579. 12-24 18414. 0. 39372. 0. 57786. 3800. 1728. 52259. 12-25 16259. 0. 36222. 0. 52481. 3465. 1569. 47448. 12-26 14355. 0. 33324. 0. 47680. 3160. 1425. 43095. Sub-T 544380. 0. 910316. 0. 1454697. 93315. 43564. 1317817. After 92712. 0. 278721. 0. 371433. 25169. 11080. 335184. Total 637092. 0. 1189038. 0. 1826130. 118484. 54645. 1653001. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 3200. 820000. 0. 0. 823200. -650601. -650601. -506422. 12-15 9600. 0. 0. 0. 9600. 248421. -402179. 179003. 12-16 9600. 0. 0. 0. 9600. 151585. -250594. 99020. 12-17 9600. 0. 0. 0. 9600. 114110. -136484. 67707. 12-18 9600. 0. 0. 0. 9600. 92767. -43717. 50018. 12-19 9600. 0. 0. 0. 9600. 78578. 34861. 38507. 12-20 9600. 0. 0. 0. 9600. 68296. 103157. 30421. 12-21 9600. 0. 0. 0. 9600. 60414. 163572. 24461. 12-22 9600. 0. 0. 0. 9600. 53865. 217436. 19826. 12-23 9600. 0. 0. 0. 9600. 47979. 265416. 16055. 12-24 9600. 0. 0. 0. 9600. 42659. 308074. 12977. 12-25 9600. 0. 0. 0. 9600. 37848. 345922. 10467. 12-26 9600. 0. 0. 0. 9600. 33495. 379417. 8421. Sub-T 118400. 820000. 0. 0. 938400. 379417. 379417. 50459. After 149600. 0. 0. 0. 149600. 185584. 565001. 30427. Total 268000. 820000. 0. 0. 1088000. 565001. 565001. 80887. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT A #3H-EWD TABLE 22 FIELD: EAGLEVILLE RESERVOIR: EDWARDS LIME COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 -75.791 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -121.874 20.0000 -144.214 REMARKS PERFS: - CENTRAL 25.0000 -153.576 30.0000 -155.613 35.0000 -153.456 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 7.430 0.000 324. 0.557 0.000 24. 103.83 4.62 12-15 1. 9.633 0.000 489. 0.722 0.000 37. 103.83 4.62 12-16 1. 4.752 0.000 311. 0.356 0.000 23. 103.83 4.62 12-17 1. 2.892 0.000 243. 0.217 0.000 18. 103.83 4.62 12-18 1. 1.898 0.000 204. 0.142 0.000 15. 103.83 4.62 12-19 1. 1.297 0.000 179. 0.097 0.000 13. 103.83 4.62 12-20 1. 0.909 0.000 160. 0.068 0.000 12. 103.83 4.62 12-21 1. 0.648 0.000 146. 0.049 0.000 11. 103.83 4.62 12-22 1. 0.466 0.000 134. 0.035 0.000 10. 103.83 4.62 12-23 1. 0.335 0.000 124. 0.025 0.000 9. 103.83 4.62 12-24 1. 0.241 0.000 114. 0.018 0.000 9. 103.83 4.62 12-25 1. 0.173 0.000 105. 0.013 0.000 8. 103.83 4.62 12-26 1. 0.125 0.000 96. 0.009 0.000 7. 103.83 4.62 Sub-T 1. 30.799 0.000 2628. 2.310 0.000 197. 103.83 4.62 After 1. 0.315 0.000 735. 0.024 0.000 55. 103.83 4.62 Total 1. 31.113 0.000 3363. 2.334 0.000 252. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 31.113 0.000 3363. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 57857. 0. 112192. 0. 170049. 11076. 5087. 153886. 12-15 75015. 0. 169527. 0. 244542. 16165. 7308. 221069. 12-16 37001. 0. 107741. 0. 144742. 9783. 4319. 130641. 12-17 22518. 0. 84063. 0. 106582. 7341. 3176. 96065. 12-18 14784. 0. 70680. 0. 85464. 5981. 2543. 76939. 12-19 10104. 0. 61837. 0. 71940. 5103. 2139. 64699. 12-20 7080. 0. 55459. 0. 62539. 4485. 1858. 56196. 12-21 5047. 0. 50587. 0. 55634. 4026. 1651. 49956. 12-22 3627. 0. 46517. 0. 50144. 3656. 1488. 45001. 12-23 2608. 0. 42796. 0. 45404. 3330. 1346. 40728. 12-24 1876. 0. 39372. 0. 41248. 3039. 1223. 36986. 12-25 1349. 0. 36222. 0. 37571. 2779. 1113. 33679. 12-26 970. 0. 33324. 0. 34294. 2544. 1016. 30734. Sub-T 239838. 0. 910316. 0. 1150154. 79306. 34267. 1036581. After 2450. 0. 254499. 0. 256949. 19200. 7608. 230141. Total 242288. 0. 1164815. 0. 1407103. 98506. 41875. 1266722. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 3200. 820000. 0. 0. 823200. -669314. -669314. -520725. 12-15 9600. 0. 0. 0. 9600. 211469. -457845. 152457. 12-16 9600. 0. 0. 0. 9600. 121041. -336804. 79103. 12-17 9600. 0. 0. 0. 9600. 86465. -250339. 51323. 12-18 9600. 0. 0. 0. 9600. 67339. -182999. 36319. 12-19 9600. 0. 0. 0. 9600. 55099. -127900. 27008. 12-20 9600. 0. 0. 0. 9600. 46596. -81304. 20759. 12-21 9600. 0. 0. 0. 9600. 40356. -40948. 16342. 12-22 9600. 0. 0. 0. 9600. 35401. -5547. 13032. 12-23 9600. 0. 0. 0. 9600. 31128. 25581. 10417. 12-24 9600. 0. 0. 0. 9600. 27386. 52967. 8331. 12-25 9600. 0. 0. 0. 9600. 24079. 77046. 6660. 12-26 9600. 0. 0. 0. 9600. 21134. 98181. 5314. Sub-T 118400. 820000. 0. 0. 938400. 98181. 98181. -93663. After 125600. 0. 0. 0. 125600. 104541. 202722. 17872. Total 244000. 820000. 0. 0. 1064000. 202722. 202722. -75791. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROBABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 23 ZAZA ENERGY, LLC HACKBERRY PROSPECT AREA RESERVE TYPE LAVACA CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 694.867 FINAL 15.0000 -142.401 20.0000 -597.375 25.0000 -843.745 30.0000 -970.755 35.0000 -1027.260 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 2. 56.114 0.000 1780. 4.094 0.000 130. 103.83 4.62 12-15 8. 153.086 0.000 4937. 11.246 0.000 363. 103.83 4.62 12-16 10. 107.777 0.000 3601. 7.929 0.000 265. 103.83 4.62 12-17 10. 75.482 0.000 2627. 5.550 0.000 193. 103.83 4.62 12-18 10. 59.501 0.000 2156. 4.374 0.000 159. 103.83 4.62 12-19 10. 49.389 0.000 1862. 3.630 0.000 137. 103.83 4.62 12-20 10. 42.239 0.000 1656. 3.104 0.000 122. 103.83 4.62 12-21 10. 36.833 0.000 1503. 2.707 0.000 110. 103.83 4.62 12-22 10. 32.481 0.000 1378. 2.387 0.000 101. 103.83 4.62 12-23 10. 28.727 0.000 1268. 2.111 0.000 93. 103.83 4.62 12-24 10. 25.409 0.000 1167. 1.867 0.000 86. 103.83 4.62 12-25 10. 22.474 0.000 1073. 1.651 0.000 79. 103.83 4.62 12-26 10. 19.878 0.000 987. 1.461 0.000 73. 103.83 4.62 Sub-T 8. 709.388 0.000 25995. 52.112 0.000 1910. 103.83 4.62 After 10. 130.340 0.000 8316. 9.575 0.000 611. 103.83 4.62 Total 9. 839.728 0.000 34311. 61.688 0.000 2522. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 839.728 0.000 34311. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 425131. 0. 599931. 0. 1025062. 64551. 30736. 929775. 12-15 1167712. 0. 1675350. 0. 2843062. 179366. 85238. 2578458. 12-16 823308. 0. 1223796. 0. 2047104. 129657. 61358. 1856089. 12-17 576275. 0. 892382. 0. 1468658. 93437. 44007. 1331213. 12-18 454155. 0. 731976. 0. 1186131. 75789. 35531. 1074811. 12-19 376924. 0. 632119. 0. 1009043. 64747. 30217. 914078. 12-20 322323. 0. 562385. 0. 884708. 57006. 26486. 801216. 12-21 281045. 0. 510135. 0. 791180. 51188. 23680. 716312. 12-22 247821. 0. 467927. 0. 715748. 46494. 21416. 647838. 12-23 219171. 0. 430460. 0. 649632. 42366. 19432. 587833. 12-24 193849. 0. 396023. 0. 589872. 38619. 17640. 533613. 12-25 171453. 0. 364341. 0. 535794. 35212. 16019. 484563. 12-26 151645. 0. 335194. 0. 486839. 32115. 14551. 440172. Sub-T 5410812. 0. 8822020. 1. 14232833. 910549. 426313. 12895971. After 994213. 0. 2823526. 0. 3817739. 257498. 113928. 3446313. Total 6405026. 0. 11645546. 1. 18050572. 1168047. 540241. 16342283. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 20800. 4100000. 0. 0. 4120800. -3191025. -3191025. -2505084. 12-15 78400. 4100000. 0. 0. 4178400. -1599942. -4790966. -1187790. 12-16 96000. 0. 0. 0. 96000. 1760089. -3030878. 1150826. 12-17 96000. 0. 0. 0. 96000. 1235213. -1795664. 733114. 12-18 96000. 0. 0. 0. 96000. 978810. -816854. 527828. 12-19 96000. 0. 0. 0. 96000. 818078. 1224. 400926. 12-20 96000. 0. 0. 0. 96000. 705216. 706440. 314134. 12-21 96000. 0. 0. 0. 96000. 620312. 1326752. 251163. 12-22 96000. 0. 0. 0. 96000. 551838. 1878590. 203116. 12-23 96000. 0. 0. 0. 96000. 491833. 2370422. 164574. 12-24 96000. 0. 0. 0. 96000. 437613. 2808036. 133122. 12-25 96000. 0. 0. 0. 96000. 388563. 3196599. 107457. 12-26 96000. 0. 0. 0. 96000. 344172. 3540772. 86530. Sub-T 1155200. 8200000. 0. 0. 9355199. 3540772. 3540772. 379916. After 1516800. 0. 0. 0. 1516800. 1929513. 5470284. 314951. Total 2672000. 8200000. 0. 0. 10871999. 5470285. 5470284. 694867. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 4-H TABLE 24 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 65.279 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 -23.544 20.0000 -75.127 REMARKS PERFS: - CENTRAL 25.0000 -105.545 30.0000 -123.283 35.0000 -133.126 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 19.305 0.000 608. 1.390 0.000 44. 103.83 4.62 12-15 1. 11.425 0.000 373. 0.823 0.000 27. 103.83 4.62 12-16 1. 7.997 0.000 271. 0.576 0.000 20. 103.83 4.62 12-17 1. 6.279 0.000 221. 0.452 0.000 16. 103.83 4.62 12-18 1. 5.200 0.000 190. 0.374 0.000 14. 103.83 4.62 12-19 1. 4.441 0.000 169. 0.320 0.000 12. 103.83 4.62 12-20 1. 3.871 0.000 153. 0.279 0.000 11. 103.83 4.62 12-21 1. 3.420 0.000 140. 0.246 0.000 10. 103.83 4.62 12-22 1. 3.030 0.000 129. 0.218 0.000 9. 103.83 4.62 12-23 1. 2.684 0.000 119. 0.193 0.000 9. 103.83 4.62 12-24 1. 2.378 0.000 109. 0.171 0.000 8. 103.83 4.62 12-25 1. 2.107 0.000 100. 0.152 0.000 7. 103.83 4.62 12-26 1. 1.867 0.000 92. 0.134 0.000 7. 103.83 4.62 Sub-T 1. 74.006 0.000 2674. 5.328 0.000 193. 103.83 4.62 After 1. 12.128 0.000 755. 0.873 0.000 54. 103.83 4.62 Total 1. 86.133 0.000 3429. 6.202 0.000 247. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 86.133 0.000 3429. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 144322. 0. 202106. 0. 346428. 21797. 10388. 314243. 12-15 85408. 0. 123980. 0. 209387. 13227. 6277. 189883. 12-16 59786. 0. 90163. 0. 149948. 9512. 4494. 135942. 12-17 46943. 0. 73526. 0. 120469. 7674. 3609. 109186. 12-18 38871. 0. 63226. 0. 102097. 6530. 3058. 92509. 12-19 33201. 0. 56078. 0. 89278. 5733. 2673. 80872. 12-20 28941. 0. 50760. 0. 79701. 5138. 2386. 72177. 12-21 25564. 0. 46557. 0. 72121. 4668. 2159. 65295. 12-22 22650. 0. 42833. 0. 65483. 4254. 1959. 59269. 12-23 20068. 0. 39406. 0. 59475. 3879. 1779. 53817. 12-24 17781. 0. 36254. 0. 54035. 3537. 1616. 48882. 12-25 15754. 0. 33353. 0. 49108. 3226. 1468. 44413. 12-26 13959. 0. 30685. 0. 44644. 2943. 1334. 40366. Sub-T 553248. 0. 888926. 0. 1442175. 92119. 43202. 1306854. After 90664. 0. 251146. 0. 341810. 23006. 10202. 308602. Total 643913. 0. 1140072. 0. 1783985. 115125. 53404. 1615456. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 8000. 820000. 0. 0. 828000. -513756. -513756. -425802. 12-15 9600. 0. 0. 0. 9600. 180283. -333474. 129655. 12-16 9600. 0. 0. 0. 9600. 126342. -207132. 82488. 12-17 9600. 0. 0. 0. 9600. 99586. -107546. 59075. 12-18 9600. 0. 0. 0. 9600. 82909. -24637. 44697. 12-19 9600. 0. 0. 0. 9600. 71272. 46635. 34923. 12-20 9600. 0. 0. 0. 9600. 62577. 109212. 27871. 12-21 9600. 0. 0. 0. 9600. 55695. 164907. 22550. 12-22 9600. 0. 0. 0. 9600. 49669. 214576. 18282. 12-23 9600. 0. 0. 0. 9600. 44217. 258793. 14796. 12-24 9600. 0. 0. 0. 9600. 39282. 298075. 11950. 12-25 9600. 0. 0. 0. 9600. 34813. 332888. 9628. 12-26 9600. 0. 0. 0. 9600. 30766. 363654. 7735. Sub-T 123200. 820000. 0. 0. 943200. 363654. 363654. 37846. After 143200. 0. 0. 0. 143200. 165402. 529056. 27432. Total 266400. 820000. 0. 0. 1086400. 529056. 529056. 65279. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 5-H TABLE 25 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 63.741 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 -22.736 20.0000 -71.780 REMARKS PERFS: - CENTRAL 25.0000 -99.818 30.0000 -115.456 35.0000 -123.504 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 15.322 0.000 481. 1.103 0.000 35. 103.83 4.62 12-15 1. 12.993 0.000 420. 0.935 0.000 30. 103.83 4.62 12-16 1. 8.612 0.000 289. 0.620 0.000 21. 103.83 4.62 12-17 1. 6.629 0.000 231. 0.477 0.000 17. 103.83 4.62 12-18 1. 5.432 0.000 197. 0.391 0.000 14. 103.83 4.62 12-19 1. 4.609 0.000 173. 0.332 0.000 12. 103.83 4.62 12-20 1. 4.000 0.000 156. 0.288 0.000 11. 103.83 4.62 12-21 1. 3.525 0.000 143. 0.254 0.000 10. 103.83 4.62 12-22 1. 3.123 0.000 132. 0.225 0.000 9. 103.83 4.62 12-23 1. 2.767 0.000 121. 0.199 0.000 9. 103.83 4.62 12-24 1. 2.452 0.000 111. 0.177 0.000 8. 103.83 4.62 12-25 1. 2.172 0.000 102. 0.156 0.000 7. 103.83 4.62 12-26 1. 1.925 0.000 94. 0.139 0.000 7. 103.83 4.62 Sub-T 1. 73.560 0.000 2651. 5.296 0.000 191. 103.83 4.62 After 1. 12.574 0.000 778. 0.905 0.000 56. 103.83 4.62 Total 1. 86.133 0.000 3429. 6.202 0.000 247. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 86.133 0.000 3429. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 114541. 0. 159828. 0. 274369. 17256. 8228. 248885. 12-15 97131. 0. 139637. 0. 236767. 14941. 7098. 214728. 12-16 64381. 0. 96176. 0. 160557. 10175. 4812. 145570. 12-17 49555. 0. 76887. 0. 126442. 8046. 3789. 114608. 12-18 40607. 0. 65429. 0. 106036. 6775. 3176. 96084. 12-19 34459. 0. 57657. 0. 92116. 5909. 2759. 83448. 12-20 29906. 0. 51960. 0. 81866. 5273. 2451. 74143. 12-21 26352. 0. 47543. 0. 73895. 4778. 2212. 66905. 12-22 23346. 0. 43735. 0. 67081. 4354. 2007. 60719. 12-23 20685. 0. 40236. 0. 60921. 3969. 1822. 55129. 12-24 18327. 0. 37017. 0. 55344. 3619. 1655. 50070. 12-25 16238. 0. 34056. 0. 50294. 3301. 1504. 45489. 12-26 14387. 0. 31331. 0. 45719. 3012. 1367. 41341. Sub-T 549916. 0. 881493. 0. 1431409. 91408. 42880. 1297121. After 93997. 0. 258579. 0. 352576. 23717. 10523. 318335. Total 643913. 0. 1140072. 0. 1783985. 115125. 53404. 1615456. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 5600. 820000. 0. 0. 825600. -576714. -576714. -462534. 12-15 9600. 0. 0. 0. 9600. 205128. -371586. 147632. 12-16 9600. 0. 0. 0. 9600. 135970. -235616. 88794. 12-17 9600. 0. 0. 0. 9600. 105008. -130608. 62298. 12-18 9600. 0. 0. 0. 9600. 86484. -44124. 46627. 12-19 9600. 0. 0. 0. 9600. 73848. 29724. 36187. 12-20 9600. 0. 0. 0. 9600. 64543. 94267. 28748. 12-21 9600. 0. 0. 0. 9600. 57305. 151572. 23201. 12-22 9600. 0. 0. 0. 9600. 51119. 202692. 18816. 12-23 9600. 0. 0. 0. 9600. 45529. 248221. 15235. 12-24 9600. 0. 0. 0. 9600. 40470. 288691. 12311. 12-25 9600. 0. 0. 0. 9600. 35889. 324580. 9925. 12-26 9600. 0. 0. 0. 9600. 31741. 356321. 7980. Sub-T 120800. 820000. 0. 0. 940800. 356321. 356321. 35220. After 145600. 0. 0. 0. 145600. 172735. 529056. 28521. Total 266400. 820000. 0. 0. 1086400. 529056. 529056. 63741. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 6-H TABLE 26 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 60.775 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 -21.201 20.0000 -65.526 REMARKS PERFS: - CENTRAL 25.0000 -89.280 30.0000 -101.262 35.0000 -106.295 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 3.384 0.000 105. 0.244 0.000 8. 103.83 4.62 12-15 1. 19.305 0.000 612. 1.390 0.000 44. 103.83 4.62 12-16 1. 10.261 0.000 338. 0.739 0.000 24. 103.83 4.62 12-17 1. 7.475 0.000 256. 0.538 0.000 18. 103.83 4.62 12-18 1. 5.967 0.000 212. 0.430 0.000 15. 103.83 4.62 12-19 1. 4.987 0.000 184. 0.359 0.000 13. 103.83 4.62 12-20 1. 4.284 0.000 164. 0.308 0.000 12. 103.83 4.62 12-21 1. 3.750 0.000 149. 0.270 0.000 11. 103.83 4.62 12-22 1. 3.318 0.000 137. 0.239 0.000 10. 103.83 4.62 12-23 1. 2.940 0.000 126. 0.212 0.000 9. 103.83 4.62 12-24 1. 2.604 0.000 116. 0.188 0.000 8. 103.83 4.62 12-25 1. 2.308 0.000 107. 0.166 0.000 8. 103.83 4.62 12-26 1. 2.045 0.000 98. 0.147 0.000 7. 103.83 4.62 Sub-T 1. 72.627 0.000 2605. 5.229 0.000 188. 103.83 4.62 After 1. 13.507 0.000 824. 0.972 0.000 59. 103.83 4.62 Total 1. 86.133 0.000 3429. 6.202 0.000 247. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 86.133 0.000 3429. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 25296. 0. 35025. 0. 60320. 3790. 1809. 54721. 12-15 144322. 0. 203332. 0. 347654. 21889. 10424. 315341. 12-16 76706. 0. 112423. 0. 189129. 11960. 5669. 171500. 12-17 55880. 0. 85076. 0. 140956. 8951. 4224. 127781. 12-18 44610. 0. 70535. 0. 115146. 7342. 3450. 104354. 12-19 37280. 0. 61212. 0. 98493. 6306. 2950. 89237. 12-20 32028. 0. 54609. 0. 86638. 5569. 2594. 78475. 12-21 28032. 0. 49631. 0. 77664. 5012. 2325. 70327. 12-22 24802. 0. 45597. 0. 70399. 4561. 2107. 63731. 12-23 21975. 0. 41949. 0. 63924. 4157. 1913. 57855. 12-24 19470. 0. 38593. 0. 58064. 3790. 1737. 52537. 12-25 17251. 0. 35506. 0. 52757. 3456. 1578. 47723. 12-26 15285. 0. 32665. 0. 47950. 3153. 1434. 43364. Sub-T 542939. 0. 866154. 0. 1409093. 89937. 42213. 1276944. After 100974. 0. 273918. 0. 374892. 25189. 11190. 338512. Total 643913. 0. 1140072. 0. 1783985. 115125. 53404. 1615456. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 800. 820000. 0. 0. 820800. -766079. -766079. -580318. 12-15 9600. 0. 0. 0. 9600. 305741. -460338. 220824. 12-16 9600. 0. 0. 0. 9600. 161900. -298438. 105796. 12-17 9600. 0. 0. 0. 9600. 118181. -180258. 70132. 12-18 9600. 0. 0. 0. 9600. 94754. -85504. 51093. 12-19 9600. 0. 0. 0. 9600. 79637. -5867. 39027. 12-20 9600. 0. 0. 0. 9600. 68875. 63007. 30679. 12-21 9600. 0. 0. 0. 9600. 60727. 123735. 24588. 12-22 9600. 0. 0. 0. 9600. 54131. 177866. 19924. 12-23 9600. 0. 0. 0. 9600. 48255. 226121. 16147. 12-24 9600. 0. 0. 0. 9600. 42937. 269057. 13061. 12-25 9600. 0. 0. 0. 9600. 38123. 307180. 10543. 12-26 9600. 0. 0. 0. 9600. 33764. 340944. 8489. Sub-T 116000. 820000. 0. 0. 936000. 340944. 340944. 29985. After 150400. 0. 0. 0. 150400. 188112. 529056. 30790. Total 266400. 820000. 0. 0. 1086400. 529056. 529056. 60775. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 7-H TABLE 27 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 59.344 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 -20.473 20.0000 -62.606 REMARKS PERFS: - CENTRAL 25.0000 -84.436 30.0000 -94.833 35.0000 -98.612 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 19.305 0.000 608. 1.390 0.000 44. 103.83 4.62 12-16 1. 11.425 0.000 373. 0.823 0.000 27. 103.83 4.62 12-17 1. 7.997 0.000 271. 0.576 0.000 20. 103.83 4.62 12-18 1. 6.279 0.000 221. 0.452 0.000 16. 103.83 4.62 12-19 1. 5.200 0.000 190. 0.374 0.000 14. 103.83 4.62 12-20 1. 4.441 0.000 169. 0.320 0.000 12. 103.83 4.62 12-21 1. 3.871 0.000 153. 0.279 0.000 11. 103.83 4.62 12-22 1. 3.420 0.000 140. 0.246 0.000 10. 103.83 4.62 12-23 1. 3.030 0.000 129. 0.218 0.000 9. 103.83 4.62 12-24 1. 2.684 0.000 119. 0.193 0.000 9. 103.83 4.62 12-25 1. 2.378 0.000 109. 0.171 0.000 8. 103.83 4.62 12-26 1. 2.107 0.000 100. 0.152 0.000 7. 103.83 4.62 Sub-T 1. 72.138 0.000 2581. 5.194 0.000 186. 103.83 4.62 After 1. 13.995 0.000 848. 1.008 0.000 61. 103.83 4.62 Total 1. 86.133 0.000 3429. 6.202 0.000 247. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 86.133 0.000 3429. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 144322. 0. 202106. 0. 346428. 21797. 10388. 314243. 12-16 85408. 0. 123980. 0. 209387. 13227. 6277. 189883. 12-17 59786. 0. 90163. 0. 149948. 9512. 4494. 135942. 12-18 46943. 0. 73526. 0. 120469. 7674. 3609. 109186. 12-19 38871. 0. 63226. 0. 102097. 6530. 3058. 92509. 12-20 33201. 0. 56078. 0. 89278. 5733. 2673. 80872. 12-21 28941. 0. 50760. 0. 79701. 5138. 2386. 72177. 12-22 25564. 0. 46557. 0. 72121. 4668. 2159. 65295. 12-23 22650. 0. 42833. 0. 65483. 4254. 1959. 59269. 12-24 20068. 0. 39406. 0. 59475. 3879. 1779. 53817. 12-25 17781. 0. 36254. 0. 54035. 3537. 1616. 48882. 12-26 15754. 0. 33353. 0. 49108. 3226. 1468. 44413. Sub-T 539290. 0. 858241. 0. 1397531. 89175. 41867. 1266488. After 104623. 0. 281831. 0. 386454. 25950. 11536. 348968. Total 643913. 0. 1140072. 0. 1783985. 115125. 53404. 1615456. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 8000. 820000. 0. 0. 828000. -513756. -513756. -387093. 12-16 9600. 0. 0. 0. 9600. 180283. -333474. 117868. 12-17 9600. 0. 0. 0. 9600. 126342. -207132. 74989. 12-18 9600. 0. 0. 0. 9600. 99586. -107546. 53704. 12-19 9600. 0. 0. 0. 9600. 82909. -24637. 40633. 12-20 9600. 0. 0. 0. 9600. 71272. 46635. 31748. 12-21 9600. 0. 0. 0. 9600. 62577. 109212. 25337. 12-22 9600. 0. 0. 0. 9600. 55695. 164907. 20500. 12-23 9600. 0. 0. 0. 9600. 49669. 214576. 16620. 12-24 9600. 0. 0. 0. 9600. 44217. 258793. 13451. 12-25 9600. 0. 0. 0. 9600. 39282. 298075. 10863. 12-26 9600. 0. 0. 0. 9600. 34813. 332888. 8753. Sub-T 113600. 820000. 0. 0. 933600. 332888. 332888. 27374. After 152800. 0. 0. 0. 152800. 196168. 529056. 31970. Total 266400. 820000. 0. 0. 1086400. 529056. 529056. 59344. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CONNIFF A 8-H TABLE 28 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 10.0000 57.947 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.62 15.0000 -19.770 20.0000 -59.816 REMARKS PERFS: - CENTRAL 25.0000 -79.854 30.0000 -88.813 35.0000 -91.484 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 15.322 0.000 481. 1.103 0.000 35. 103.83 4.62 12-16 1. 12.993 0.000 420. 0.935 0.000 30. 103.83 4.62 12-17 1. 8.612 0.000 289. 0.620 0.000 21. 103.83 4.62 12-18 1. 6.629 0.000 231. 0.477 0.000 17. 103.83 4.62 12-19 1. 5.432 0.000 197. 0.391 0.000 14. 103.83 4.62 12-20 1. 4.609 0.000 173. 0.332 0.000 12. 103.83 4.62 12-21 1. 4.000 0.000 156. 0.288 0.000 11. 103.83 4.62 12-22 1. 3.525 0.000 143. 0.254 0.000 10. 103.83 4.62 12-23 1. 3.123 0.000 132. 0.225 0.000 9. 103.83 4.62 12-24 1. 2.767 0.000 121. 0.199 0.000 9. 103.83 4.62 12-25 1. 2.452 0.000 111. 0.177 0.000 8. 103.83 4.62 12-26 1. 2.172 0.000 102. 0.156 0.000 7. 103.83 4.62 Sub-T 1. 71.635 0.000 2557. 5.158 0.000 184. 103.83 4.62 After 1. 14.498 0.000 872. 1.044 0.000 63. 103.83 4.62 Total 1. 86.133 0.000 3429. 6.202 0.000 247. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 86.133 0.000 3429. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 114541. 0. 159828. 0. 274369. 17256. 8228. 248885. 12-16 97131. 0. 139637. 0. 236767. 14941. 7098. 214728. 12-17 64381. 0. 96176. 0. 160557. 10175. 4812. 145570. 12-18 49555. 0. 76887. 0. 126442. 8046. 3789. 114608. 12-19 40607. 0. 65429. 0. 106036. 6775. 3176. 96084. 12-20 34459. 0. 57657. 0. 92116. 5909. 2759. 83448. 12-21 29906. 0. 51960. 0. 81866. 5273. 2451. 74143. 12-22 26352. 0. 47543. 0. 73895. 4778. 2212. 66905. 12-23 23346. 0. 43735. 0. 67081. 4354. 2007. 60719. 12-24 20685. 0. 40236. 0. 60921. 3969. 1822. 55129. 12-25 18327. 0. 37017. 0. 55344. 3619. 1655. 50070. 12-26 16238. 0. 34056. 0. 50294. 3301. 1504. 45489. Sub-T 535528. 0. 850162. 0. 1385690. 88396. 41513. 1255780. After 108385. 0. 289910. 0. 398295. 26729. 11890. 359676. Total 643913. 0. 1140072. 0. 1783985. 115125. 53404. 1615456. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 5600. 820000. 0. 0. 825600. -576714. -576714. -420485. 12-16 9600. 0. 0. 0. 9600. 205128. -371586. 134211. 12-17 9600. 0. 0. 0. 9600. 135970. -235616. 80722. 12-18 9600. 0. 0. 0. 9600. 105008. -130608. 56634. 12-19 9600. 0. 0. 0. 9600. 86484. -44124. 42388. 12-20 9600. 0. 0. 0. 9600. 73848. 29724. 32897. 12-21 9600. 0. 0. 0. 9600. 64543. 94267. 26134. 12-22 9600. 0. 0. 0. 9600. 57305. 151572. 21092. 12-23 9600. 0. 0. 0. 9600. 51119. 202692. 17105. 12-24 9600. 0. 0. 0. 9600. 45529. 248221. 13850. 12-25 9600. 0. 0. 0. 9600. 40470. 288691. 11192. 12-26 9600. 0. 0. 0. 9600. 35889. 324580. 9023. Sub-T 111200. 820000. 0. 0. 931200. 324580. 324580. 24764. After 155200. 0. 0. 0. 155200. 204476. 529056. 33183. Total 266400. 820000. 0. 0. 1086400. 529056. 529056. 57947. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT A #4H TABLE 29 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 82.837 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -7.634 20.0000 -59.466 REMARKS PERFS: - CENTRAL 25.0000 -89.554 30.0000 -106.758 35.0000 -116.034 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 14.826 0.000 481. 1.112 0.000 36. 103.83 4.62 12-15 1. 12.538 0.000 420. 0.940 0.000 31. 103.83 4.62 12-16 1. 8.281 0.000 289. 0.621 0.000 22. 103.83 4.62 12-17 1. 6.352 0.000 231. 0.476 0.000 17. 103.83 4.62 12-18 1. 5.187 0.000 197. 0.389 0.000 15. 103.83 4.62 12-19 1. 4.386 0.000 173. 0.329 0.000 13. 103.83 4.62 12-20 1. 3.793 0.000 156. 0.284 0.000 12. 103.83 4.62 12-21 1. 3.331 0.000 143. 0.250 0.000 11. 103.83 4.62 12-22 1. 2.940 0.000 132. 0.221 0.000 10. 103.83 4.62 12-23 1. 2.596 0.000 121. 0.195 0.000 9. 103.83 4.62 12-24 1. 2.292 0.000 111. 0.172 0.000 8. 103.83 4.62 12-25 1. 2.024 0.000 102. 0.152 0.000 8. 103.83 4.62 12-26 1. 1.787 0.000 94. 0.134 0.000 7. 103.83 4.62 Sub-T 1. 70.333 0.000 2651. 5.275 0.000 199. 103.83 4.62 After 1. 11.479 0.000 782. 0.861 0.000 59. 103.83 4.62 Total 1. 81.812 0.000 3433. 6.136 0.000 257. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 81.812 0.000 3433. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 115457. 0. 166488. 0. 281944. 17798. 8453. 255694. 12-15 97637. 0. 145455. 0. 243092. 15400. 7286. 220405. 12-16 64487. 0. 100183. 0. 164670. 10480. 4934. 149256. 12-17 49462. 0. 80091. 0. 129553. 8282. 3881. 117390. 12-18 40389. 0. 68155. 0. 108544. 6970. 3250. 98324. 12-19 34154. 0. 60060. 0. 94214. 6076. 2820. 85318. 12-20 29537. 0. 54125. 0. 83663. 5418. 2504. 75741. 12-21 25936. 0. 49524. 0. 75460. 4907. 2258. 68295. 12-22 22897. 0. 45557. 0. 68455. 4470. 2048. 61937. 12-23 20217. 0. 41913. 0. 62130. 4073. 1858. 56198. 12-24 17850. 0. 38560. 0. 56410. 3713. 1686. 51010. 12-25 15760. 0. 35475. 0. 51235. 3386. 1531. 46318. 12-26 13915. 0. 32637. 0. 46552. 3088. 1391. 42073. Sub-T 547699. 0. 918222. 0. 1465921. 94061. 43900. 1327960. After 89394. 0. 270815. 0. 360209. 24423. 10745. 325040. Total 637092. 0. 1189038. 0. 1826130. 118484. 54645. 1653001. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 5600. 820000. 0. 0. 825600. -569906. -569906. -457251. 12-15 9600. 0. 0. 0. 9600. 210805. -359100. 151719. 12-16 9600. 0. 0. 0. 9600. 139656. -219445. 91201. 12-17 9600. 0. 0. 0. 9600. 107790. -111655. 63948. 12-18 9600. 0. 0. 0. 9600. 88724. -22931. 47835. 12-19 9600. 0. 0. 0. 9600. 75718. 52787. 37103. 12-20 9600. 0. 0. 0. 9600. 66141. 118928. 29460. 12-21 9600. 0. 0. 0. 9600. 58695. 177623. 23764. 12-22 9600. 0. 0. 0. 9600. 52337. 229960. 19264. 12-23 9600. 0. 0. 0. 9600. 46598. 276558. 15593. 12-24 9600. 0. 0. 0. 9600. 41410. 317969. 12597. 12-25 9600. 0. 0. 0. 9600. 36718. 354687. 10155. 12-26 9600. 0. 0. 0. 9600. 32473. 387160. 8164. Sub-T 120800. 820000. 0. 0. 940800. 387160. 387160. 53552. After 147200. 0. 0. 0. 147200. 177840. 565001. 29285. Total 268000. 820000. 0. 0. 1088000. 565001. 565001. 82837. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT B #1H TABLE 30 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 78.982 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -7.119 20.0000 -54.285 REMARKS PERFS: - CENTRAL 25.0000 -80.100 30.0000 -93.633 35.0000 -99.866 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 3.277 0.000 105. 0.246 0.000 8. 103.83 4.62 12-15 1. 18.665 0.000 612. 1.400 0.000 46. 103.83 4.62 12-16 1. 9.884 0.000 338. 0.741 0.000 25. 103.83 4.62 12-17 1. 7.175 0.000 256. 0.538 0.000 19. 103.83 4.62 12-18 1. 5.708 0.000 212. 0.428 0.000 16. 103.83 4.62 12-19 1. 4.753 0.000 184. 0.356 0.000 14. 103.83 4.62 12-20 1. 4.069 0.000 164. 0.305 0.000 12. 103.83 4.62 12-21 1. 3.549 0.000 149. 0.266 0.000 11. 103.83 4.62 12-22 1. 3.129 0.000 137. 0.235 0.000 10. 103.83 4.62 12-23 1. 2.763 0.000 126. 0.207 0.000 9. 103.83 4.62 12-24 1. 2.439 0.000 116. 0.183 0.000 9. 103.83 4.62 12-25 1. 2.154 0.000 107. 0.162 0.000 8. 103.83 4.62 12-26 1. 1.902 0.000 98. 0.143 0.000 7. 103.83 4.62 Sub-T 1. 69.467 0.000 2605. 5.210 0.000 195. 103.83 4.62 After 1. 12.345 0.000 828. 0.926 0.000 62. 103.83 4.62 Total 1. 81.812 0.000 3433. 6.136 0.000 257. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 81.812 0.000 3433. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 25516. 0. 36484. 0. 62000. 3910. 1859. 56231. 12-15 145347. 0. 211804. 0. 357151. 22571. 10707. 323873. 12-16 76968. 0. 117107. 0. 194076. 12324. 5816. 175936. 12-17 55873. 0. 88620. 0. 144494. 9217. 4329. 130948. 12-18 44448. 0. 73474. 0. 117923. 7555. 3532. 106836. 12-19 37015. 0. 63763. 0. 100778. 6485. 3017. 91275. 12-20 31689. 0. 56885. 0. 88574. 5724. 2651. 80199. 12-21 27639. 0. 51699. 0. 79338. 5149. 2374. 71815. 12-22 24368. 0. 47497. 0. 71865. 4683. 2150. 65032. 12-23 21515. 0. 43697. 0. 65212. 4267. 1950. 58995. 12-24 18997. 0. 40201. 0. 59198. 3889. 1770. 53539. 12-25 16773. 0. 36985. 0. 53758. 3545. 1607. 48606. 12-26 14809. 0. 34026. 0. 48835. 3233. 1459. 44143. Sub-T 540958. 0. 902244. 0. 1443201. 92552. 43221. 1307428. After 96135. 0. 286794. 0. 382928. 25932. 11424. 345573. Total 637092. 0. 1189038. 0. 1826130. 118484. 54645. 1653001. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 800. 820000. 0. 0. 820800. -764569. -764569. -579179. 12-15 9600. 0. 0. 0. 9600. 314273. -450296. 226987. 12-16 9600. 0. 0. 0. 9600. 166336. -283960. 108696. 12-17 9600. 0. 0. 0. 9600. 121348. -162612. 72012. 12-18 9600. 0. 0. 0. 9600. 97236. -65376. 52432. 12-19 9600. 0. 0. 0. 9600. 81675. 16300. 40027. 12-20 9600. 0. 0. 0. 9600. 70599. 86898. 31447. 12-21 9600. 0. 0. 0. 9600. 62215. 149113. 25190. 12-22 9600. 0. 0. 0. 9600. 55432. 204545. 20403. 12-23 9600. 0. 0. 0. 9600. 49395. 253941. 16528. 12-24 9600. 0. 0. 0. 9600. 43939. 297880. 13366. 12-25 9600. 0. 0. 0. 9600. 39006. 336885. 10787. 12-26 9600. 0. 0. 0. 9600. 34543. 371428. 8685. Sub-T 116000. 820000. 0. 0. 936000. 371428. 371428. 47381. After 152000. 0. 0. 0. 152000. 193573. 565001. 31601. Total 268000. 820000. 0. 0. 1088000. 565001. 565001. 78982. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT B #2H TABLE 31 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 77.122 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -6.875 20.0000 -51.866 REMARKS PERFS: - CENTRAL 25.0000 -75.754 30.0000 -87.688 35.0000 -92.648 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 18.675 0.000 608. 1.401 0.000 46. 103.83 4.62 12-16 1. 11.015 0.000 373. 0.826 0.000 28. 103.83 4.62 12-17 1. 7.683 0.000 271. 0.576 0.000 20. 103.83 4.62 12-18 1. 6.012 0.000 221. 0.451 0.000 17. 103.83 4.62 12-19 1. 4.960 0.000 190. 0.372 0.000 14. 103.83 4.62 12-20 1. 4.222 0.000 169. 0.317 0.000 13. 103.83 4.62 12-21 1. 3.667 0.000 153. 0.275 0.000 11. 103.83 4.62 12-22 1. 3.228 0.000 140. 0.242 0.000 11. 103.83 4.62 12-23 1. 2.850 0.000 129. 0.214 0.000 10. 103.83 4.62 12-24 1. 2.517 0.000 119. 0.189 0.000 9. 103.83 4.62 12-25 1. 2.222 0.000 109. 0.167 0.000 8. 103.83 4.62 12-26 1. 1.962 0.000 100. 0.147 0.000 8. 103.83 4.62 Sub-T 1. 69.014 0.000 2581. 5.176 0.000 194. 103.83 4.62 After 1. 12.799 0.000 852. 0.960 0.000 64. 103.83 4.62 Total 1. 81.812 0.000 3433. 6.136 0.000 257. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 81.812 0.000 3433. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 145428. 0. 210527. 0. 355956. 22479. 10671. 322805. 12-16 85775. 0. 129145. 0. 214921. 13632. 6441. 194848. 12-17 59831. 0. 93920. 0. 153750. 9796. 4607. 139348. 12-18 46814. 0. 76590. 0. 123403. 7898. 3696. 111810. 12-19 38628. 0. 65860. 0. 104489. 6716. 3129. 94644. 12-20 32878. 0. 58414. 0. 91292. 5893. 2733. 82666. 12-21 28560. 0. 52875. 0. 81435. 5279. 2437. 73718. 12-22 25139. 0. 48497. 0. 73636. 4794. 2203. 66639. 12-23 22196. 0. 44617. 0. 66813. 4367. 1998. 60448. 12-24 19597. 0. 41048. 0. 60645. 3980. 1813. 54852. 12-25 17303. 0. 37764. 0. 55067. 3628. 1646. 49793. 12-26 15277. 0. 34743. 0. 50020. 3308. 1495. 45217. Sub-T 537426. 0. 894001. 0. 1431428. 91772. 42869. 1296787. After 99666. 0. 295036. 0. 394702. 26712. 11776. 356214. Total 637092. 0. 1189038. 0. 1826130. 118484. 54645. 1653001. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 8000. 820000. 0. 0. 828000. -505195. -505195. -380962. 12-16 9600. 0. 0. 0. 9600. 185248. -319947. 121115. 12-17 9600. 0. 0. 0. 9600. 129748. -190199. 77011. 12-18 9600. 0. 0. 0. 9600. 102210. -87990. 55119. 12-19 9600. 0. 0. 0. 9600. 85044. -2946. 41680. 12-20 9600. 0. 0. 0. 9600. 73066. 70120. 32548. 12-21 9600. 0. 0. 0. 9600. 64118. 134238. 25962. 12-22 9600. 0. 0. 0. 9600. 57039. 191277. 20995. 12-23 9600. 0. 0. 0. 9600. 50848. 242125. 17014. 12-24 9600. 0. 0. 0. 9600. 45252. 287377. 13766. 12-25 9600. 0. 0. 0. 9600. 40193. 327570. 11115. 12-26 9600. 0. 0. 0. 9600. 35617. 363187. 8955. Sub-T 113600. 820000. 0. 0. 933600. 363187. 363187. 44316. After 154400. 0. 0. 0. 154400. 201814. 565001. 32807. Total 268000. 820000. 0. 0. 1088000. 565001. 565001. 77122. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT B #3H TABLE 32 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 75.306 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -6.639 20.0000 -49.555 REMARKS PERFS: - CENTRAL 25.0000 -71.643 30.0000 -82.121 35.0000 -85.951 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 14.826 0.000 481. 1.112 0.000 36. 103.83 4.62 12-16 1. 12.538 0.000 420. 0.940 0.000 31. 103.83 4.62 12-17 1. 8.281 0.000 289. 0.621 0.000 22. 103.83 4.62 12-18 1. 6.352 0.000 231. 0.476 0.000 17. 103.83 4.62 12-19 1. 5.187 0.000 197. 0.389 0.000 15. 103.83 4.62 12-20 1. 4.386 0.000 173. 0.329 0.000 13. 103.83 4.62 12-21 1. 3.793 0.000 156. 0.284 0.000 12. 103.83 4.62 12-22 1. 3.331 0.000 143. 0.250 0.000 11. 103.83 4.62 12-23 1. 2.940 0.000 132. 0.221 0.000 10. 103.83 4.62 12-24 1. 2.596 0.000 121. 0.195 0.000 9. 103.83 4.62 12-25 1. 2.292 0.000 111. 0.172 0.000 8. 103.83 4.62 12-26 1. 2.024 0.000 102. 0.152 0.000 8. 103.83 4.62 Sub-T 1. 68.546 0.000 2557. 5.141 0.000 192. 103.83 4.62 After 1. 13.266 0.000 876. 0.995 0.000 66. 103.83 4.62 Total 1. 81.812 0.000 3433. 6.136 0.000 257. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 81.812 0.000 3433. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 115457. 0. 166488. 0. 281944. 17798. 8453. 255694. 12-16 97637. 0. 145455. 0. 243092. 15400. 7286. 220405. 12-17 64487. 0. 100183. 0. 164670. 10480. 4934. 149256. 12-18 49462. 0. 80091. 0. 129553. 8282. 3881. 117390. 12-19 40389. 0. 68155. 0. 108544. 6970. 3250. 98324. 12-20 34154. 0. 60060. 0. 94214. 6076. 2820. 85318. 12-21 29537. 0. 54125. 0. 83663. 5418. 2504. 75741. 12-22 25936. 0. 49524. 0. 75460. 4907. 2258. 68295. 12-23 22897. 0. 45557. 0. 68455. 4470. 2048. 61937. 12-24 20217. 0. 41913. 0. 62130. 4073. 1858. 56198. 12-25 17850. 0. 38560. 0. 56410. 3713. 1686. 51010. 12-26 15760. 0. 35475. 0. 51235. 3386. 1531. 46318. Sub-T 533783. 0. 885585. 0. 1419369. 90973. 42509. 1285887. After 103309. 0. 303452. 0. 406761. 27511. 12136. 367114. Total 637092. 0. 1189038. 0. 1826130. 118484. 54645. 1653001. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 5600. 820000. 0. 0. 825600. -569906. -569906. -415682. 12-16 9600. 0. 0. 0. 9600. 210805. -359100. 137926. 12-17 9600. 0. 0. 0. 9600. 139656. -219445. 82910. 12-18 9600. 0. 0. 0. 9600. 107790. -111655. 58135. 12-19 9600. 0. 0. 0. 9600. 88724. -22931. 43486. 12-20 9600. 0. 0. 0. 9600. 75718. 52787. 33730. 12-21 9600. 0. 0. 0. 9600. 66141. 118928. 26781. 12-22 9600. 0. 0. 0. 9600. 58695. 177623. 21604. 12-23 9600. 0. 0. 0. 9600. 52337. 229960. 17513. 12-24 9600. 0. 0. 0. 9600. 46598. 276558. 14175. 12-25 9600. 0. 0. 0. 9600. 41410. 317969. 11452. 12-26 9600. 0. 0. 0. 9600. 36718. 354687. 9231. Sub-T 111200. 820000. 0. 0. 931200. 354687. 354687. 41261. After 156800. 0. 0. 0. 156800. 210314. 565001. 34045. Total 268000. 820000. 0. 0. 1088000. 565001. 565001. 75306. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 GRAHMANN UNIT B #4H TABLE 33 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LAVACA STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 10.0000 73.533 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.62 15.0000 -6.411 20.0000 -47.347 REMARKS PERFS: - CENTRAL 25.0000 -67.756 30.0000 -76.908 35.0000 -79.739 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 10.032 0.000 324. 0.752 0.000 24. 103.83 4.62 12-16 1. 14.772 0.000 489. 1.108 0.000 37. 103.83 4.62 12-17 1. 8.999 0.000 311. 0.675 0.000 23. 103.83 4.62 12-18 1. 6.736 0.000 243. 0.505 0.000 18. 103.83 4.62 12-19 1. 5.434 0.000 204. 0.408 0.000 15. 103.83 4.62 12-20 1. 4.562 0.000 179. 0.342 0.000 13. 103.83 4.62 12-21 1. 3.927 0.000 160. 0.295 0.000 12. 103.83 4.62 12-22 1. 3.437 0.000 146. 0.258 0.000 11. 103.83 4.62 12-23 1. 3.033 0.000 134. 0.228 0.000 10. 103.83 4.62 12-24 1. 2.678 0.000 124. 0.201 0.000 9. 103.83 4.62 12-25 1. 2.365 0.000 114. 0.177 0.000 9. 103.83 4.62 12-26 1. 2.088 0.000 105. 0.157 0.000 8. 103.83 4.62 Sub-T 1. 68.063 0.000 2532. 5.105 0.000 190. 103.83 4.62 After 1. 13.749 0.000 901. 1.031 0.000 68. 103.83 4.62 Total 1. 81.812 0.000 3433. 6.136 0.000 257. 103.83 4.62 Cumulative 0.000 0.000 0. Ultimate 81.812 0.000 3433. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 78121. 0. 112192. 0. 190313. 12008. 5706. 172599. 12-16 115030. 0. 169527. 0. 284557. 18006. 8530. 258021. 12-17 70077. 0. 107741. 0. 177817. 11304. 5328. 161185. 12-18 52454. 0. 84063. 0. 136518. 8718. 4090. 123710. 12-19 42319. 0. 70680. 0. 112999. 7248. 3384. 102367. 12-20 35529. 0. 61837. 0. 97365. 6272. 2915. 88178. 12-21 30578. 0. 55459. 0. 86037. 5566. 2575. 77896. 12-22 26767. 0. 50587. 0. 77354. 5025. 2315. 70014. 12-23 23621. 0. 46517. 0. 70138. 4575. 2098. 63465. 12-24 20856. 0. 42796. 0. 63652. 4169. 1903. 57579. 12-25 18414. 0. 39372. 0. 57786. 3800. 1728. 52259. 12-26 16259. 0. 36222. 0. 52481. 3465. 1569. 47448. Sub-T 530025. 0. 876992. 0. 1407017. 90156. 42140. 1274722. After 107067. 0. 312046. 0. 419113. 28328. 12505. 378279. Total 637092. 0. 1189038. 0. 1826130. 118484. 54645. 1653001. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 3200. 820000. 0. 0. 823200. -650601. -650601. -460384. 12-16 9600. 0. 0. 0. 9600. 248421. -402179. 162730. 12-17 9600. 0. 0. 0. 9600. 151585. -250594. 90018. 12-18 9600. 0. 0. 0. 9600. 114110. -136484. 61552. 12-19 9600. 0. 0. 0. 9600. 92767. -43717. 45471. 12-20 9600. 0. 0. 0. 9600. 78578. 34861. 35006. 12-21 9600. 0. 0. 0. 9600. 68296. 103157. 27655. 12-22 9600. 0. 0. 0. 9600. 60414. 163572. 22237. 12-23 9600. 0. 0. 0. 9600. 53865. 217436. 18024. 12-24 9600. 0. 0. 0. 9600. 47979. 265416. 14595. 12-25 9600. 0. 0. 0. 9600. 42659. 308074. 11797. 12-26 9600. 0. 0. 0. 9600. 37848. 345922. 9515. Sub-T 108800. 820000. 0. 0. 928800. 345922. 345922. 38216. After 159200. 0. 0. 0. 159200. 219079. 565001. 35317. Total 268000. 820000. 0. 0. 1088000. 565001. 565001. 73533. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

TOTAL MOULTON AREA RESERVES GONZALES & FAYETTE CO’S, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 34 ZAZA ENERGY, LLC MOULTON PROSPECT AREA RESERVE TYPE GONZALES & FAYETTE CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 32794.883 FINAL 15.0000 26697.584 20.0000 22298.408 25.0000 19011.523 30.0000 16484.670 35.0000 14495.675 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 5. 398.833 0.000 431. 25.232 0.000 29. 103.83 4.75 12-13 13. 680.006 0.000 786. 45.830 0.000 53. 103.83 4.75 12-14 20. 820.463 0.000 948. 55.263 0.000 64. 103.83 4.75 12-15 27. 943.721 0.000 1089. 63.752 0.000 74. 103.83 4.75 12-16 35. 1104.774 0.000 1273. 75.719 0.000 87. 103.83 4.75 12-17 41. 1037.947 0.000 1194. 70.511 0.000 81. 103.83 4.75 12-18 41. 721.429 0.000 826. 49.072 0.000 56. 103.83 4.75 12-19 41. 571.452 0.000 651. 38.861 0.000 44. 103.83 4.75 12-20 41. 474.876 0.000 539. 32.292 0.000 37. 103.83 4.75 12-21 41. 401.854 0.000 454. 27.327 0.000 31. 103.83 4.75 12-22 41. 341.524 0.000 384. 23.224 0.000 26. 103.83 4.75 12-23 41. 290.296 0.000 326. 19.741 0.000 22. 103.83 4.75 12-24 41. 246.751 0.000 276. 16.780 0.000 19. 103.83 4.75 12-25 41. 209.739 0.000 233. 14.263 0.000 16. 103.83 4.75 12-26 41. 178.278 0.000 198. 12.123 0.000 13. 103.83 4.75 Sub-T 34. 8421.944 0.000 9607. 569.989 0.000 652. 103.83 4.75 After 30. 681.566 0.000 746. 46.344 0.000 51. 103.83 4.75 Total 32. 9103.510 0.000 10353. 616.333 0.000 703. 103.83 4.75 Cumulative 8.005 0.000 9. Ultimate 9111.516 0.000 10362. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 2619799. 0. 138770. 0. 2758569. 130919. 84085. 2543566. 12-13 4758561. 0. 251733. -1. 5010293. 237774. 152721. 4619799. 12-14 5737920. 0. 303101. 0. 6041020. 286677. 184139. 5570204. 12-15 6619324. 0. 349274. 0. 6968598. 330684. 212413. 6425501. 12-16 7861893. 0. 414481. 1. 8276375. 392733. 252277. 7631364. 12-17 7321138. 0. 385124. 0. 7706262. 365657. 234899. 7105706. 12-18 5095172. 0. 266702. 1. 5361874. 254381. 163440. 4944055. 12-19 4034951. 0. 210284. 0. 4245235. 201379. 129403. 3914453. 12-20 3352929. 0. 174026. 0. 3526956. 167287. 107509. 3252160. 12-21 2837356. 0. 146683. 0. 2984040. 141520. 90961. 2751560. 12-22 2411376. 0. 124172. 0. 2535548. 120236. 77290. 2338022. 12-23 2049669. 0. 105132. 1. 2154802. 102170. 65684. 1986948. 12-24 1742219. 0. 89011. 0. 1831230. 86818. 55821. 1688591. 12-25 1480886. 0. 75363. 0. 1556249. 73773. 47439. 1435037. 12-26 1258754. 0. 63807. 0. 1322560. 62688. 40316. 1219556. Sub-T 59181944. 0. 3097663. 3. 62279616. 2954694. 1898398. 57426520. After 4811930. 0. 240839. 0. 5052769. 239412. 154027. 4659330. Total 63993876. 0. 3338502. 3. 67332384. 3194106. 2052425. 62085848. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 43666. 0. 0. 0. 43666. 2499900. 2499900. 2362182. 12-13 111764. 0. 0. 0. 111764. 4508036. 7007936. 3896339. 12-14 176043. 0. 0. 0. 176043. 5394161. 12402097. 4253990. 12-15 234928. 0. 0. 0. 234928. 6190572. 18592668. 4426882. 12-16 308616. 0. 0. 0. 308616. 7322748. 25915416. 4765898. 12-17 361827. 0. 0. 0. 361827. 6743880. 32659296. 4007159. 12-18 365027. 0. 0. 0. 365027. 4579028. 37238324. 2471132. 12-19 365027. 0. 0. 0. 365027. 3549425. 40787748. 1740342. 12-20 365027. 0. 0. 0. 365027. 2887132. 43674880. 1286641. 12-21 365027. 0. 0. 0. 365027. 2386532. 46061412. 966817. 12-22 365027. 0. 0. 0. 365027. 1972995. 48034408. 726650. 12-23 365027. 0. 0. 0. 365027. 1621920. 49656328. 543074. 12-24 365027. 0. 0. 0. 365027. 1323564. 50979892. 402912. 12-25 365027. 0. 0. 0. 365027. 1070010. 52049900. 296139. 12-26 365027. 0. 0. 0. 365027. 854529. 52904428. 215026. Sub-T 4522090. 0. 0. 0. 4522090. 52904428. 52904428. 32361188. After 2448685. 0. 0. 0. 2448685. 2210646. 55115072. 433695. Total 6970775. 0. 0. 0. 6970775. 55115072. 55115072. 32794884. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 35 ZAZA ENERGY, LLC MOULTON PROSPECT AREA RESERVE TYPE GONZALES & FAYETTE CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 2044.058 FINAL 15.0000 1826.850 20.0000 1661.709 25.0000 1531.908 30.0000 1427.076 35.0000 1340.496 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 134.767 0.000 125. 8.081 0.000 9. 103.83 4.75 12-13 2. 61.689 0.000 71. 4.596 0.000 5. 103.83 4.75 12-14 2. 42.977 0.000 49. 3.202 0.000 4. 103.83 4.75 12-15 2. 33.725 0.000 39. 2.513 0.000 3. 103.83 4.75 12-16 2. 28.059 0.000 32. 2.090 0.000 2. 103.83 4.75 12-17 2. 23.833 0.000 27. 1.776 0.000 2. 103.83 4.75 12-18 2. 20.258 0.000 23. 1.509 0.000 2. 103.83 4.75 12-19 2. 17.220 0.000 19. 1.283 0.000 1. 103.83 4.75 12-20 2. 14.637 0.000 16. 1.090 0.000 1. 103.83 4.75 12-21 2. 12.441 0.000 14. 0.927 0.000 1. 103.83 4.75 12-22 2. 10.575 0.000 12. 0.788 0.000 1. 103.83 4.75 12-23 2. 8.989 0.000 10. 0.670 0.000 1. 103.83 4.75 12-24 2. 7.640 0.000 8. 0.569 0.000 1. 103.83 4.75 12-25 2. 6.494 0.000 7. 0.484 0.000 1. 103.83 4.75 12-26 2. 5.520 0.000 6. 0.411 0.000 0. 103.83 4.75 Sub-T 2. 428.825 0.000 459. 29.988 0.000 34. 103.83 4.75 After 2. 15.496 0.000 17. 1.154 0.000 1. 103.83 4.75 Total 2. 444.321 0.000 476. 31.142 0.000 35. 103.83 4.75 Cumulative 8.005 0.000 9. Ultimate 452.326 0.000 485. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 839005. 0. 44427. 0. 883432. 41926. 26928. 814577. 12-13 477183. 0. 25171. 0. 502355. 23838. 15313. 463204. 12-14 332445. 0. 17466. 0. 349911. 16602. 10666. 322643. 12-15 260874. 0. 13652. 0. 274526. 13024. 8368. 253133. 12-16 217043. 0. 11313. 0. 228356. 10832. 6961. 210563. 12-17 184360. 0. 9572. 0. 193931. 9198. 5911. 178821. 12-18 156706. 0. 8104. 0. 164809. 7816. 5024. 151969. 12-19 133200. 0. 6861. 0. 140061. 6642. 4269. 129150. 12-20 113220. 0. 5809. 0. 119029. 5644. 3628. 109757. 12-21 96237. 0. 4918. 0. 101155. 4796. 3083. 93276. 12-22 81801. 0. 4164. 0. 85965. 4075. 2620. 79270. 12-23 69531. 0. 3525. 0. 73056. 3463. 2227. 67367. 12-24 59101. 0. 2985. 0. 62086. 2943. 1893. 57251. 12-25 50236. 0. 2527. 0. 52763. 2500. 1608. 48654. 12-26 42701. 0. 2139. 0. 44840. 2125. 1367. 41349. Sub-T 3113643. 0. 162633. 0. 3276276. 155425. 99867. 3020984. After 119869. 0. 5950. 0. 125818. 5960. 3835. 116023. Total 3233512. 0. 168583. 0. 3402094. 161385. 103703. 3137006. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 16800. 0. 0. 0. 16800. 797777. 797777. 763497. 12-13 19200. 0. 0. 0. 19200. 444004. 1241781. 386439. 12-14 19200. 0. 0. 0. 19200. 303443. 1545224. 239767. 12-15 19200. 0. 0. 0. 19200. 233933. 1779158. 167937. 12-16 19200. 0. 0. 0. 19200. 191363. 1970520. 124847. 12-17 19200. 0. 0. 0. 19200. 159621. 2130142. 94671. 12-18 19200. 0. 0. 0. 19200. 132769. 2262911. 71589. 12-19 19200. 0. 0. 0. 19200. 109950. 2372861. 53897. 12-20 19200. 0. 0. 0. 19200. 90557. 2463418. 40357. 12-21 19200. 0. 0. 0. 19200. 74076. 2537493. 30013. 12-22 19200. 0. 0. 0. 19200. 60070. 2597563. 22127. 12-23 19200. 0. 0. 0. 19200. 48167. 2645730. 16131. 12-24 19200. 0. 0. 0. 19200. 38051. 2683780. 11587. 12-25 19200. 0. 0. 0. 19200. 29454. 2713235. 8155. 12-26 19200. 0. 0. 0. 19200. 22149. 2735384. 5576. Sub-T 285600. 0. 0. 0. 285600. 2735384. 2735384. 2036592. After 80800. 0. 0. 0. 80800. 35223. 2770606. 7466. Total 366400. 0. 0. 0. 366400. 2770606. 2770606. 2044058. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 36 ZAZA ENERGY, LLC MOULTON PROSPECT AREA RESERVE TYPE GONZALES & FAYETTE CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 30750.824 FINAL 15.0000 24870.734 20.0000 20636.697 25.0000 17479.615 30.0000 15057.594 35.0000 13155.179 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 3. 264.066 0.000 306. 17.151 0.000 20. 103.83 4.75 12-13 11. 618.318 0.000 715. 41.234 0.000 48. 103.83 4.75 12-14 18. 777.485 0.000 898. 52.061 0.000 60. 103.83 4.75 12-15 25. 909.996 0.000 1050. 61.239 0.000 71. 103.83 4.75 12-16 33. 1076.715 0.000 1241. 73.629 0.000 85. 103.83 4.75 12-17 39. 1014.114 0.000 1167. 68.735 0.000 79. 103.83 4.75 12-18 39. 701.170 0.000 803. 47.563 0.000 54. 103.83 4.75 12-19 39. 554.232 0.000 632. 37.578 0.000 43. 103.83 4.75 12-20 39. 460.240 0.000 522. 31.202 0.000 35. 103.83 4.75 12-21 39. 389.413 0.000 440. 26.400 0.000 30. 103.83 4.75 12-22 39. 330.949 0.000 373. 22.436 0.000 25. 103.83 4.75 12-23 39. 281.307 0.000 316. 19.071 0.000 21. 103.83 4.75 12-24 39. 239.111 0.000 267. 16.210 0.000 18. 103.83 4.75 12-25 39. 203.244 0.000 226. 13.779 0.000 15. 103.83 4.75 12-26 39. 172.758 0.000 192. 11.712 0.000 13. 103.83 4.75 Sub-T 32. 7993.119 0.000 9148. 540.001 0.000 618. 103.83 4.75 After 29. 666.070 0.000 729. 45.190 0.000 49. 103.83 4.75 Total 31. 8659.189 0.000 9877. 585.191 0.000 667. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 8659.191 0.000 9877. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1780794. 0. 94344. 0. 1875138. 88992. 57157. 1728989. 12-13 4281378. 0. 226561. 0. 4507938. 213935. 137408. 4156595. 12-14 5405474. 0. 285635. 0. 5691109. 270074. 173473. 5247561. 12-15 6358450. 0. 335623. 0. 6694072. 317660. 204045. 6172368. 12-16 7644850. 0. 403168. 2. 8048019. 381901. 245316. 7420801. 12-17 7136778. 0. 375552. 0. 7512331. 356458. 228988. 6926885. 12-18 4938466. 0. 258598. 1. 5197065. 246564. 158416. 4792086. 12-19 3901751. 0. 203423. 0. 4105174. 194737. 125134. 3785304. 12-20 3239709. 0. 168218. 0. 3407927. 161643. 103881. 3142403. 12-21 2741120. 0. 141765. 0. 2882885. 136724. 87877. 2658284. 12-22 2329575. 0. 120008. 0. 2449583. 116161. 74670. 2258752. 12-23 1980138. 0. 101606. 1. 2081745. 98707. 63457. 1919581. 12-24 1683118. 0. 86027. 0. 1769144. 83875. 53929. 1631340. 12-25 1430650. 0. 72836. 0. 1503486. 71273. 45831. 1386382. 12-26 1216053. 0. 61667. 0. 1277720. 60563. 38949. 1178208. Sub-T 56068308. 0. 2935030. 3. 59003336. 2799269. 1798530. 54405536. After 4692062. 0. 234889. 0. 4926951. 233452. 150192. 4543308. Total 60760372. 0. 3169919. 3. 63930288. 3032721. 1948722. 58948844. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 26866. 0. 0. 0. 26866. 1702123. 1702123. 1598685. 12-13 92564. 0. 0. 0. 92564. 4064032. 5766154. 3509900. 12-14 156843. 0. 0. 0. 156843. 5090718. 10856872. 4014223. 12-15 215728. 0. 0. 0. 215728. 5956638. 16813510. 4258945. 12-16 289416. 0. 0. 0. 289416. 7131385. 23944896. 4641052. 12-17 342627. 0. 0. 0. 342627. 6584258. 30529154. 3912488. 12-18 345827. 0. 0. 0. 345827. 4446258. 34975412. 2399544. 12-19 345827. 0. 0. 0. 345827. 3439476. 38414888. 1686445. 12-20 345827. 0. 0. 0. 345827. 2796576. 41211464. 1246284. 12-21 345827. 0. 0. 0. 345827. 2312457. 43523920. 936804. 12-22 345827. 0. 0. 0. 345827. 1912925. 45436844. 704523. 12-23 345827. 0. 0. 0. 345827. 1573754. 47010596. 526942. 12-24 345827. 0. 0. 0. 345827. 1285513. 48296108. 391325. 12-25 345827. 0. 0. 0. 345827. 1040555. 49336664. 287984. 12-26 345827. 0. 0. 0. 345827. 832380. 50169044. 209449. Sub-T 4236490. 0. 0. 0. 4236490. 50169044. 50169044. 30324594. After 2367885. 0. 0. 0. 2367885. 2175423. 52344464. 426229. Total 6604375. 0. 0. 0. 6604375. 52344468. 52344464. 30750822. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED PRODUCING RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED PRODUCING RESERVES TABLE 37 ZAZA ENERGY, LLC MOULTON PROSPECT AREA RESERVE TYPE GONZALES & FAYETTE CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 917.456 FINAL 15.0000 810.207 20.0000 728.742 25.0000 664.779 30.0000 613.178 35.0000 570.614 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 67.384 0.000 47. 3.027 0.000 4. 103.83 4.75 12-13 1. 30.844 0.000 36. 2.282 0.000 3. 103.83 4.75 12-14 1. 21.489 0.000 25. 1.590 0.000 2. 103.83 4.75 12-15 1. 16.862 0.000 19. 1.248 0.000 1. 103.83 4.75 12-16 1. 14.029 0.000 16. 1.038 0.000 1. 103.83 4.75 12-17 1. 11.917 0.000 14. 0.882 0.000 1. 103.83 4.75 12-18 1. 10.129 0.000 11. 0.750 0.000 1. 103.83 4.75 12-19 1. 8.610 0.000 10. 0.637 0.000 1. 103.83 4.75 12-20 1. 7.318 0.000 8. 0.542 0.000 1. 103.83 4.75 12-21 1. 6.221 0.000 7. 0.460 0.000 1. 103.83 4.75 12-22 1. 5.288 0.000 6. 0.391 0.000 0. 103.83 4.75 12-23 1. 4.494 0.000 5. 0.333 0.000 0. 103.83 4.75 12-24 1. 3.820 0.000 4. 0.283 0.000 0. 103.83 4.75 12-25 1. 3.247 0.000 4. 0.240 0.000 0. 103.83 4.75 12-26 1. 2.760 0.000 3. 0.204 0.000 0. 103.83 4.75 Sub-T 1. 214.413 0.000 214. 13.907 0.000 16. 103.83 4.75 After 1. 7.694 0.000 8. 0.569 0.000 1. 103.83 4.75 Total 1. 222.107 0.000 223. 14.476 0.000 16. 103.83 4.75 Cumulative 8.005 0.000 9. Ultimate 230.112 0.000 232. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 314272. 0. 16644. 0. 330916. 15705. 10087. 305124. 12-13 236990. 0. 12507. 0. 249498. 11840. 7605. 230053. 12-14 165107. 0. 8678. 0. 173785. 8246. 5297. 160242. 12-15 129562. 0. 6783. 0. 136345. 6469. 4156. 125720. 12-16 107793. 0. 5621. 0. 113414. 5380. 3457. 104577. 12-17 91561. 0. 4756. 0. 96317. 4568. 2936. 88812. 12-18 77827. 0. 4026. 0. 81853. 3882. 2495. 75476. 12-19 66153. 0. 3409. 0. 69562. 3299. 2120. 64143. 12-20 56230. 0. 2886. 0. 59116. 2803. 1802. 54511. 12-21 47795. 0. 2443. 0. 50239. 2382. 1531. 46326. 12-22 40626. 0. 2069. 0. 42695. 2024. 1301. 39369. 12-23 34532. 0. 1751. 0. 36284. 1720. 1106. 33458. 12-24 29352. 0. 1483. 0. 30835. 1461. 940. 28434. 12-25 24950. 0. 1255. 0. 26205. 1242. 799. 24164. 12-26 21207. 0. 1063. 0. 22270. 1055. 679. 20536. Sub-T 1443958. 0. 75374. 0. 1519332. 72075. 46312. 1400944. After 59119. 0. 2935. 0. 62054. 2940. 1892. 57223. Total 1503077. 0. 78309. 0. 1581385. 75015. 48204. 1458167. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7200. 0. 0. 0. 7200. 297924. 297924. 281965. 12-13 9600. 0. 0. 0. 9600. 220453. 518377. 191872. 12-14 9600. 0. 0. 0. 9600. 150642. 669020. 119031. 12-15 9600. 0. 0. 0. 9600. 116120. 785139. 83360. 12-16 9600. 0. 0. 0. 9600. 94977. 880116. 61964. 12-17 9600. 0. 0. 0. 9600. 79212. 959329. 46981. 12-18 9600. 0. 0. 0. 9600. 65876. 1025205. 35520. 12-19 9600. 0. 0. 0. 9600. 54543. 1079747. 26737. 12-20 9600. 0. 0. 0. 9600. 44911. 1124658. 20015. 12-21 9600. 0. 0. 0. 9600. 36726. 1161384. 14880. 12-22 9600. 0. 0. 0. 9600. 29769. 1191153. 10966. 12-23 9600. 0. 0. 0. 9600. 23858. 1215011. 7990. 12-24 9600. 0. 0. 0. 9600. 18834. 1233844. 5735. 12-25 9600. 0. 0. 0. 9600. 14564. 1248409. 4032. 12-26 9600. 0. 0. 0. 9600. 10936. 1259344. 2753. Sub-T 141600. 0. 0. 0. 141600. 1259344. 1259344. 913802. After 40000. 0. 0. 0. 40000. 17223. 1276567. 3655. Total 181600. 0. 0. 0. 181600. 1276567. 1276567. 917456. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CRABB RANCH A 1-H TABLE 38 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0443007 0.0443007 0.0740000 96.83 0.00 4.75 10.0000 917.456 FINAL 0.1000000 0.0740000 0.0740000 0.0740000 103.83 0.00 4.75 15.0000 810.207 20.0000 728.742 REMARKS PERFS: - CENTRAL 25.0000 664.778 30.0000 613.178 35.0000 570.614 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 67.384 0.000 47. 3.027 0.000 4. 103.83 4.75 12-13 1. 30.844 0.000 36. 2.282 0.000 3. 103.83 4.75 12-14 1. 21.489 0.000 25. 1.590 0.000 2. 103.83 4.75 12-15 1. 16.862 0.000 19. 1.248 0.000 1. 103.83 4.75 12-16 1. 14.029 0.000 16. 1.038 0.000 1. 103.83 4.75 12-17 1. 11.917 0.000 14. 0.882 0.000 1. 103.83 4.75 12-18 1. 10.129 0.000 11. 0.750 0.000 1. 103.83 4.75 12-19 1. 8.610 0.000 10. 0.637 0.000 1. 103.83 4.75 12-20 1. 7.318 0.000 8. 0.542 0.000 1. 103.83 4.75 12-21 1. 6.221 0.000 7. 0.460 0.000 1. 103.83 4.75 12-22 1. 5.288 0.000 6. 0.391 0.000 0. 103.83 4.75 12-23 1. 4.494 0.000 5. 0.333 0.000 0. 103.83 4.75 12-24 1. 3.820 0.000 4. 0.283 0.000 0. 103.83 4.75 12-25 1. 3.247 0.000 4. 0.240 0.000 0. 103.83 4.75 12-26 1. 2.760 0.000 3. 0.204 0.000 0. 103.83 4.75 Sub-T 1. 214.413 0.000 214. 13.907 0.000 16. 103.83 4.75 After 1. 7.694 0.000 8. 0.569 0.000 1. 103.83 4.75 Total 1. 222.107 0.000 223. 14.476 0.000 16. 103.83 4.75 Cumulative 8.005 0.000 9. Ultimate 230.112 0.000 232. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 314272. 0. 16644. 0. 330916. 15705. 10087. 305124. 12-13 236990. 0. 12507. 0. 249498. 11840. 7605. 230053. 12-14 165107. 0. 8678. 0. 173785. 8246. 5297. 160242. 12-15 129562. 0. 6783. 0. 136345. 6469. 4156. 125720. 12-16 107793. 0. 5621. 0. 113414. 5380. 3457. 104577. 12-17 91561. 0. 4756. 0. 96317. 4568. 2936. 88812. 12-18 77827. 0. 4026. 0. 81853. 3882. 2495. 75476. 12-19 66153. 0. 3409. 0. 69562. 3299. 2120. 64143. 12-20 56230. 0. 2886. 0. 59116. 2803. 1802. 54511. 12-21 47795. 0. 2443. 0. 50239. 2382. 1531. 46326. 12-22 40626. 0. 2069. 0. 42695. 2024. 1301. 39369. 12-23 34532. 0. 1751. 0. 36284. 1720. 1106. 33458. 12-24 29352. 0. 1483. 0. 30835. 1461. 940. 28434. 12-25 24950. 0. 1255. 0. 26205. 1242. 799. 24164. 12-26 21207. 0. 1063. 0. 22270. 1055. 679. 20536. Sub-T 1443958. 0. 75374. 0. 1519332. 72075. 46312. 1400944. After 59119. 0. 2935. 0. 62054. 2940. 1892. 57223. Total 1503077. 0. 78309. 0. 1581385. 75015. 48204. 1458167. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7200. 0. 0. 0. 7200. 297924. 297924. 281965. 12-13 9600. 0. 0. 0. 9600. 220453. 518377. 191872. 12-14 9600. 0. 0. 0. 9600. 150642. 669020. 119031. 12-15 9600. 0. 0. 0. 9600. 116120. 785139. 83360. 12-16 9600. 0. 0. 0. 9600. 94977. 880116. 61964. 12-17 9600. 0. 0. 0. 9600. 79212. 959329. 46981. 12-18 9600. 0. 0. 0. 9600. 65876. 1025205. 35520. 12-19 9600. 0. 0. 0. 9600. 54543. 1079747. 26737. 12-20 9600. 0. 0. 0. 9600. 44911. 1124658. 20015. 12-21 9600. 0. 0. 0. 9600. 36726. 1161384. 14880. 12-22 9600. 0. 0. 0. 9600. 29769. 1191153. 10966. 12-23 9600. 0. 0. 0. 9600. 23858. 1215011. 7990. 12-24 9600. 0. 0. 0. 9600. 18834. 1233844. 5735. 12-25 9600. 0. 0. 0. 9600. 14564. 1248409. 4032. 12-26 9600. 0. 0. 0. 9600. 10936. 1259344. 2753. Sub-T 141600. 0. 0. 0. 141600. 1259344. 1259344. 913802. After 40000. 0. 0. 0. 40000. 17223. 1276567. 3655. Total 181600. 0. 0. 0. 181600. 1276567. 1276567. 917456. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 39 ZAZA ENERGY, LLC MOULTON PROSPECT AREA RESERVE TYPE GONZALES & FAYETTE CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 1126.602 FINAL 15.0000 1016.643 20.0000 932.967 25.0000 867.130 30.0000 813.897 35.0000 769.882 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 67.384 0.000 78. 5.054 0.000 6. 103.83 4.75 12-13 1. 30.844 0.000 36. 2.313 0.000 3. 103.83 4.75 12-14 1. 21.489 0.000 25. 1.612 0.000 2. 103.83 4.75 12-15 1. 16.862 0.000 19. 1.265 0.000 1. 103.83 4.75 12-16 1. 14.029 0.000 16. 1.052 0.000 1. 103.83 4.75 12-17 1. 11.917 0.000 14. 0.894 0.000 1. 103.83 4.75 12-18 1. 10.129 0.000 11. 0.760 0.000 1. 103.83 4.75 12-19 1. 8.610 0.000 10. 0.646 0.000 1. 103.83 4.75 12-20 1. 7.318 0.000 8. 0.549 0.000 1. 103.83 4.75 12-21 1. 6.221 0.000 7. 0.467 0.000 1. 103.83 4.75 12-22 1. 5.288 0.000 6. 0.397 0.000 0. 103.83 4.75 12-23 1. 4.494 0.000 5. 0.337 0.000 0. 103.83 4.75 12-24 1. 3.820 0.000 4. 0.287 0.000 0. 103.83 4.75 12-25 1. 3.247 0.000 4. 0.244 0.000 0. 103.83 4.75 12-26 1. 2.760 0.000 3. 0.207 0.000 0. 103.83 4.75 Sub-T 1. 214.413 0.000 245. 16.081 0.000 18. 103.83 4.75 After 1. 7.801 0.000 8. 0.585 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 16.666 0.000 19. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 524733. 0. 27783. 0. 552516. 26221. 16841. 509453. 12-13 240193. 0. 12664. 0. 252857. 11999. 7707. 233151. 12-14 167338. 0. 8788. 0. 176126. 8357. 5369. 162401. 12-15 131312. 0. 6869. 0. 138181. 6556. 4212. 127414. 12-16 109250. 0. 5692. 0. 114942. 5452. 3504. 105986. 12-17 92798. 0. 4816. 0. 97614. 4630. 2976. 90009. 12-18 78879. 0. 4078. 0. 82956. 3934. 2529. 76493. 12-19 67047. 0. 3452. 0. 70499. 3343. 2149. 65007. 12-20 56990. 0. 2923. 0. 59913. 2841. 1826. 55246. 12-21 48441. 0. 2475. 0. 50916. 2414. 1552. 46950. 12-22 41175. 0. 2095. 0. 43270. 2051. 1319. 39900. 12-23 34999. 0. 1774. 0. 36773. 1743. 1121. 33909. 12-24 29749. 0. 1502. 0. 31251. 1481. 953. 28817. 12-25 25287. 0. 1272. 0. 26558. 1259. 810. 24490. 12-26 21494. 0. 1077. 0. 22570. 1069. 688. 20813. Sub-T 1669685. 0. 87259. 0. 1756944. 83350. 53555. 1620039. After 60750. 0. 3015. 0. 63765. 3021. 1944. 58800. Total 1730435. 0. 90274. 0. 1820708. 86371. 55499. 1678839. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9600. 0. 0. 0. 9600. 499853. 499853. 481532. 12-13 9600. 0. 0. 0. 9600. 223551. 723404. 194568. 12-14 9600. 0. 0. 0. 9600. 152801. 876204. 120736. 12-15 9600. 0. 0. 0. 9600. 117814. 994018. 84576. 12-16 9600. 0. 0. 0. 9600. 96386. 1090404. 62883. 12-17 9600. 0. 0. 0. 9600. 80409. 1170813. 47690. 12-18 9600. 0. 0. 0. 9600. 66893. 1237706. 36069. 12-19 9600. 0. 0. 0. 9600. 55407. 1293113. 27160. 12-20 9600. 0. 0. 0. 9600. 45646. 1338759. 20342. 12-21 9600. 0. 0. 0. 9600. 37350. 1376109. 15133. 12-22 9600. 0. 0. 0. 9600. 30300. 1406410. 11161. 12-23 9600. 0. 0. 0. 9600. 24309. 1430718. 8141. 12-24 9600. 0. 0. 0. 9600. 19217. 1449936. 5852. 12-25 9600. 0. 0. 0. 9600. 14890. 1464826. 4123. 12-26 9600. 0. 0. 0. 9600. 11213. 1476039. 2823. Sub-T 144000. 0. 0. 0. 144000. 1476039. 1476039. 1122790. After 40800. 0. 0. 0. 40800. 18000. 1494039. 3812. Total 184800. 0. 0. 0. 184800. 1494039. 1494039. 1126602. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CRABB RANCH A 2-H TABLE 40 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.75 10.0000 1126.602 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.75 15.0000 1016.643 20.0000 932.967 REMARKS PERFS: - CENTRAL 25.0000 867.129 30.0000 813.897 35.0000 769.882 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 67.384 0.000 78. 5.054 0.000 6. 103.83 4.75 12-13 1. 30.844 0.000 36. 2.313 0.000 3. 103.83 4.75 12-14 1. 21.489 0.000 25. 1.612 0.000 2. 103.83 4.75 12-15 1. 16.862 0.000 19. 1.265 0.000 1. 103.83 4.75 12-16 1. 14.029 0.000 16. 1.052 0.000 1. 103.83 4.75 12-17 1. 11.917 0.000 14. 0.894 0.000 1. 103.83 4.75 12-18 1. 10.129 0.000 11. 0.760 0.000 1. 103.83 4.75 12-19 1. 8.610 0.000 10. 0.646 0.000 1. 103.83 4.75 12-20 1. 7.318 0.000 8. 0.549 0.000 1. 103.83 4.75 12-21 1. 6.221 0.000 7. 0.467 0.000 1. 103.83 4.75 12-22 1. 5.288 0.000 6. 0.397 0.000 0. 103.83 4.75 12-23 1. 4.494 0.000 5. 0.337 0.000 0. 103.83 4.75 12-24 1. 3.820 0.000 4. 0.287 0.000 0. 103.83 4.75 12-25 1. 3.247 0.000 4. 0.244 0.000 0. 103.83 4.75 12-26 1. 2.760 0.000 3. 0.207 0.000 0. 103.83 4.75 Sub-T 1. 214.413 0.000 245. 16.081 0.000 18. 103.83 4.75 After 1. 7.801 0.000 8. 0.585 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 16.666 0.000 19. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 524733. 0. 27783. 0. 552516. 26221. 16841. 509453. 12-13 240193. 0. 12664. 0. 252857. 11999. 7707. 233151. 12-14 167338. 0. 8788. 0. 176126. 8357. 5369. 162401. 12-15 131312. 0. 6869. 0. 138181. 6556. 4212. 127414. 12-16 109250. 0. 5692. 0. 114942. 5452. 3504. 105986. 12-17 92798. 0. 4816. 0. 97614. 4630. 2976. 90009. 12-18 78879. 0. 4078. 0. 82956. 3934. 2529. 76493. 12-19 67047. 0. 3452. 0. 70499. 3343. 2149. 65007. 12-20 56990. 0. 2923. 0. 59913. 2841. 1826. 55246. 12-21 48441. 0. 2475. 0. 50916. 2414. 1552. 46950. 12-22 41175. 0. 2095. 0. 43270. 2051. 1319. 39900. 12-23 34999. 0. 1774. 0. 36773. 1743. 1121. 33909. 12-24 29749. 0. 1502. 0. 31251. 1481. 953. 28817. 12-25 25287. 0. 1272. 0. 26558. 1259. 810. 24490. 12-26 21494. 0. 1077. 0. 22570. 1069. 688. 20813. Sub-T 1669685. 0. 87259. 0. 1756944. 83350. 53555. 1620039. After 60750. 0. 3015. 0. 63765. 3021. 1944. 58800. Total 1730435. 0. 90274. 0. 1820708. 86371. 55499. 1678839. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9600. 0. 0. 0. 9600. 499853. 499853. 481532. 12-13 9600. 0. 0. 0. 9600. 223551. 723404. 194568. 12-14 9600. 0. 0. 0. 9600. 152801. 876204. 120736. 12-15 9600. 0. 0. 0. 9600. 117814. 994018. 84576. 12-16 9600. 0. 0. 0. 9600. 96386. 1090404. 62883. 12-17 9600. 0. 0. 0. 9600. 80409. 1170813. 47690. 12-18 9600. 0. 0. 0. 9600. 66893. 1237706. 36069. 12-19 9600. 0. 0. 0. 9600. 55407. 1293113. 27160. 12-20 9600. 0. 0. 0. 9600. 45646. 1338759. 20342. 12-21 9600. 0. 0. 0. 9600. 37350. 1376109. 15133. 12-22 9600. 0. 0. 0. 9600. 30300. 1406410. 11161. 12-23 9600. 0. 0. 0. 9600. 24309. 1430718. 8141. 12-24 9600. 0. 0. 0. 9600. 19217. 1449936. 5852. 12-25 9600. 0. 0. 0. 9600. 14890. 1464826. 4123. 12-26 9600. 0. 0. 0. 9600. 11213. 1476039. 2823. Sub-T 144000. 0. 0. 0. 144000. 1476039. 1476039. 1122790. After 40800. 0. 0. 0. 40800. 18000. 1494039. 3812. Total 184800. 0. 0. 0. 184800. 1494039. 1494039. 1126602. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROBABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 41 ZAZA ENERGY, LLC MOULTON PROSPECT AREA RESERVE TYPE GONZALES & FAYETTE CO'S, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 30750.824 FINAL 15.0000 24870.734 20.0000 20636.697 25.0000 17479.615 30.0000 15057.594 35.0000 13155.179 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 3. 264.066 0.000 306. 17.151 0.000 20. 103.83 4.75 12-13 11. 618.318 0.000 715. 41.234 0.000 48. 103.83 4.75 12-14 18. 777.485 0.000 898. 52.061 0.000 60. 103.83 4.75 12-15 25. 909.996 0.000 1050. 61.239 0.000 71. 103.83 4.75 12-16 33. 1076.715 0.000 1241. 73.629 0.000 85. 103.83 4.75 12-17 39. 1014.114 0.000 1167. 68.735 0.000 79. 103.83 4.75 12-18 39. 701.170 0.000 803. 47.563 0.000 54. 103.83 4.75 12-19 39. 554.232 0.000 632. 37.578 0.000 43. 103.83 4.75 12-20 39. 460.240 0.000 522. 31.202 0.000 35. 103.83 4.75 12-21 39. 389.413 0.000 440. 26.400 0.000 30. 103.83 4.75 12-22 39. 330.949 0.000 373. 22.436 0.000 25. 103.83 4.75 12-23 39. 281.307 0.000 316. 19.071 0.000 21. 103.83 4.75 12-24 39. 239.111 0.000 267. 16.210 0.000 18. 103.83 4.75 12-25 39. 203.244 0.000 226. 13.779 0.000 15. 103.83 4.75 12-26 39. 172.758 0.000 192. 11.712 0.000 13. 103.83 4.75 Sub-T 32. 7993.119 0.000 9148. 540.001 0.000 618. 103.83 4.75 After 29. 666.070 0.000 729. 45.190 0.000 49. 103.83 4.75 Total 31. 8659.189 0.000 9877. 585.191 0.000 667. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 8659.191 0.000 9877. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1780794. 0. 94344. 0. 1875138. 88992. 57157. 1728989. 12-13 4281378. 0. 226561. 0. 4507938. 213935. 137408. 4156595. 12-14 5405474. 0. 285635. 0. 5691109. 270074. 173473. 5247561. 12-15 6358450. 0. 335623. 0. 6694072. 317660. 204045. 6172368. 12-16 7644850. 0. 403168. 2. 8048019. 381901. 245316. 7420801. 12-17 7136778. 0. 375552. 0. 7512331. 356458. 228988. 6926885. 12-18 4938466. 0. 258598. 1. 5197065. 246564. 158416. 4792086. 12-19 3901751. 0. 203423. 0. 4105174. 194737. 125134. 3785304. 12-20 3239709. 0. 168218. 0. 3407927. 161643. 103881. 3142403. 12-21 2741120. 0. 141765. 0. 2882885. 136724. 87877. 2658284. 12-22 2329575. 0. 120008. 0. 2449583. 116161. 74670. 2258752. 12-23 1980138. 0. 101606. 1. 2081745. 98707. 63457. 1919581. 12-24 1683118. 0. 86027. 0. 1769144. 83875. 53929. 1631340. 12-25 1430650. 0. 72836. 0. 1503486. 71273. 45831. 1386382. 12-26 1216053. 0. 61667. 0. 1277720. 60563. 38949. 1178208. Sub-T 56068308. 0. 2935030. 3. 59003336. 2799269. 1798530. 54405536. After 4692062. 0. 234889. 0. 4926951. 233452. 150192. 4543308. Total 60760372. 0. 3169919. 3. 63930288. 3032721. 1948722. 58948844. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 26866. 0. 0. 0. 26866. 1702123. 1702123. 1598685. 12-13 92564. 0. 0. 0. 92564. 4064032. 5766154. 3509900. 12-14 156843. 0. 0. 0. 156843. 5090718. 10856872. 4014223. 12-15 215728. 0. 0. 0. 215728. 5956638. 16813510. 4258945. 12-16 289416. 0. 0. 0. 289416. 7131385. 23944896. 4641052. 12-17 342627. 0. 0. 0. 342627. 6584258. 30529154. 3912488. 12-18 345827. 0. 0. 0. 345827. 4446258. 34975412. 2399544. 12-19 345827. 0. 0. 0. 345827. 3439476. 38414888. 1686445. 12-20 345827. 0. 0. 0. 345827. 2796576. 41211464. 1246284. 12-21 345827. 0. 0. 0. 345827. 2312457. 43523920. 936804. 12-22 345827. 0. 0. 0. 345827. 1912925. 45436844. 704523. 12-23 345827. 0. 0. 0. 345827. 1573754. 47010596. 526942. 12-24 345827. 0. 0. 0. 345827. 1285513. 48296108. 391325. 12-25 345827. 0. 0. 0. 345827. 1040555. 49336664. 287984. 12-26 345827. 0. 0. 0. 345827. 832380. 50169044. 209449. Sub-T 4236490. 0. 0. 0. 4236490. 50169044. 50169044. 30324594. After 2367885. 0. 0. 0. 2367885. 2175423. 52344464. 426229. Total 6604375. 0. 0. 0. 6604375. 52344468. 52344464. 30750822. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT A 1H TABLE 42 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 1052.774 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 939.995 20.0000 853.790 REMARKS PERFS: - CENTRAL 25.0000 785.672 30.0000 730.375 35.0000 684.482 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 56.684 0.000 66. 4.081 0.000 5. 103.83 4.75 12-13 1. 35.033 0.000 40. 2.522 0.000 3. 103.83 4.75 12-14 1. 23.167 0.000 27. 1.668 0.000 2. 103.83 4.75 12-15 1. 17.793 0.000 20. 1.281 0.000 1. 103.83 4.75 12-16 1. 14.638 0.000 17. 1.054 0.000 1. 103.83 4.75 12-17 1. 12.411 0.000 14. 0.894 0.000 1. 103.83 4.75 12-18 1. 10.549 0.000 12. 0.760 0.000 1. 103.83 4.75 12-19 1. 8.967 0.000 10. 0.646 0.000 1. 103.83 4.75 12-20 1. 7.622 0.000 9. 0.549 0.000 1. 103.83 4.75 12-21 1. 6.479 0.000 7. 0.466 0.000 1. 103.83 4.75 12-22 1. 5.507 0.000 6. 0.396 0.000 0. 103.83 4.75 12-23 1. 4.681 0.000 5. 0.337 0.000 0. 103.83 4.75 12-24 1. 3.979 0.000 4. 0.286 0.000 0. 103.83 4.75 12-25 1. 3.382 0.000 4. 0.243 0.000 0. 103.83 4.75 12-26 1. 2.875 0.000 3. 0.207 0.000 0. 103.83 4.75 Sub-T 1. 213.764 0.000 244. 15.391 0.000 18. 103.83 4.75 After 1. 8.125 0.000 9. 0.585 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 423759. 0. 22444. 0. 446204. 21176. 13601. 411427. 12-13 261896. 0. 13822. 0. 275718. 13084. 8404. 254230. 12-14 173190. 0. 9104. 0. 182295. 8650. 5557. 168088. 12-15 133013. 0. 6965. 0. 139977. 6641. 4267. 129070. 12-16 109428. 0. 5707. 0. 115135. 5462. 3510. 106163. 12-17 92781. 0. 4820. 0. 97600. 4629. 2975. 89996. 12-18 78864. 0. 4081. 0. 82944. 3934. 2528. 76482. 12-19 67034. 0. 3455. 0. 70489. 3343. 2149. 64998. 12-20 56979. 0. 2925. 0. 59904. 2840. 1826. 55238. 12-21 48432. 0. 2477. 0. 50909. 2414. 1552. 46943. 12-22 41167. 0. 2097. 0. 43264. 2051. 1319. 39894. 12-23 34992. 0. 1775. 0. 36768. 1743. 1121. 33904. 12-24 29743. 0. 1503. 0. 31247. 1481. 952. 28813. 12-25 25282. 0. 1273. 0. 26555. 1258. 809. 24487. 12-26 21490. 0. 1078. 0. 22567. 1069. 688. 20810. Sub-T 1598049. 0. 83526. 0. 1681575. 79775. 51258. 1550543. After 60738. 0. 3017. 0. 63755. 3020. 1944. 58792. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7200. 0. 0. 0. 7200. 404227. 404227. 383409. 12-13 9600. 0. 0. 0. 9600. 244630. 648857. 213053. 12-14 9600. 0. 0. 0. 9600. 158488. 807345. 125260. 12-15 9600. 0. 0. 0. 9600. 119470. 926815. 85776. 12-16 9600. 0. 0. 0. 9600. 96563. 1023378. 63002. 12-17 9600. 0. 0. 0. 9600. 80396. 1103774. 47683. 12-18 9600. 0. 0. 0. 9600. 66882. 1170656. 36063. 12-19 9600. 0. 0. 0. 9600. 55398. 1226054. 27156. 12-20 9600. 0. 0. 0. 9600. 45638. 1271692. 20339. 12-21 9600. 0. 0. 0. 9600. 37343. 1309035. 15130. 12-22 9600. 0. 0. 0. 9600. 30294. 1339329. 11159. 12-23 9600. 0. 0. 0. 9600. 24304. 1363633. 8140. 12-24 9600. 0. 0. 0. 9600. 19213. 1382846. 5850. 12-25 9600. 0. 0. 0. 9600. 14887. 1397733. 4122. 12-26 9600. 0. 0. 0. 9600. 11210. 1408943. 2822. Sub-T 141600. 0. 0. 0. 141600. 1408943. 1408943. 1048964. After 40800. 0. 0. 0. 40800. 17992. 1426934. 3810. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 1052774. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT A 2H TABLE 43 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 964.699 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 826.962 20.0000 722.384 REMARKS PERFS: - CENTRAL 25.0000 640.335 30.0000 574.246 35.0000 519.863 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 60.463 0.000 70. 4.353 0.000 5. 103.83 4.75 12-14 1. 33.491 0.000 39. 2.411 0.000 3. 103.83 4.75 12-15 1. 22.574 0.000 26. 1.625 0.000 2. 103.83 4.75 12-16 1. 17.469 0.000 20. 1.258 0.000 1. 103.83 4.75 12-17 1. 14.429 0.000 16. 1.039 0.000 1. 103.83 4.75 12-18 1. 12.244 0.000 14. 0.882 0.000 1. 103.83 4.75 12-19 1. 10.407 0.000 12. 0.749 0.000 1. 103.83 4.75 12-20 1. 8.846 0.000 10. 0.637 0.000 1. 103.83 4.75 12-21 1. 7.519 0.000 8. 0.541 0.000 1. 103.83 4.75 12-22 1. 6.391 0.000 7. 0.460 0.000 1. 103.83 4.75 12-23 1. 5.433 0.000 6. 0.391 0.000 0. 103.83 4.75 12-24 1. 4.618 0.000 5. 0.332 0.000 0. 103.83 4.75 12-25 1. 3.925 0.000 4. 0.283 0.000 0. 103.83 4.75 12-26 1. 3.336 0.000 4. 0.240 0.000 0. 103.83 4.75 Sub-T 1. 211.147 0.000 241. 15.203 0.000 17. 103.83 4.75 After 1. 10.741 0.000 12. 0.773 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 452006. 0. 23938. 0. 475944. 22588. 14507. 438849. 12-14 250372. 0. 13210. 0. 263582. 12508. 8034. 243040. 12-15 168760. 0. 8868. 0. 177628. 8428. 5414. 163785. 12-16 130598. 0. 6836. 0. 137434. 6520. 4189. 126724. 12-17 107871. 0. 5624. 0. 113495. 5384. 3460. 104652. 12-18 91533. 0. 4753. 0. 96286. 4567. 2935. 88784. 12-19 77803. 0. 4025. 0. 81827. 3881. 2494. 75452. 12-20 66132. 0. 3407. 0. 69540. 3298. 2120. 64122. 12-21 56212. 0. 2885. 0. 59097. 2802. 1801. 54494. 12-22 47781. 0. 2443. 0. 50223. 2381. 1531. 46311. 12-23 40613. 0. 2068. 0. 42682. 2023. 1301. 39357. 12-24 34521. 0. 1751. 0. 36272. 1719. 1106. 33447. 12-25 29343. 0. 1482. 0. 30826. 1461. 940. 28425. 12-26 24942. 0. 1255. 0. 26197. 1241. 799. 24157. Sub-T 1578486. 0. 82545. 0. 1661032. 78801. 50631. 1531600. After 80301. 0. 3998. 0. 84298. 3994. 2570. 77735. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 8000. 0. 0. 0. 8000. 430849. 430849. 373422. 12-14 9600. 0. 0. 0. 9600. 233440. 664288. 184780. 12-15 9600. 0. 0. 0. 9600. 154185. 818474. 110772. 12-16 9600. 0. 0. 0. 9600. 117124. 935598. 76444. 12-17 9600. 0. 0. 0. 9600. 95052. 1030650. 56377. 12-18 9600. 0. 0. 0. 9600. 79184. 1109834. 42695. 12-19 9600. 0. 0. 0. 9600. 65852. 1175686. 32279. 12-20 9600. 0. 0. 0. 9600. 54522. 1230208. 24297. 12-21 9600. 0. 0. 0. 9600. 44894. 1275102. 18188. 12-22 9600. 0. 0. 0. 9600. 36711. 1311813. 13522. 12-23 9600. 0. 0. 0. 9600. 29757. 1341570. 9965. 12-24 9600. 0. 0. 0. 9600. 23847. 1365417. 7261. 12-25 9600. 0. 0. 0. 9600. 18825. 1384242. 5211. 12-26 9600. 0. 0. 0. 9600. 14557. 1398799. 3664. Sub-T 132800. 0. 0. 0. 132800. 1398799. 1398799. 958878. After 49600. 0. 0. 0. 49600. 28135. 1426934. 5821. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 964699. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT A 3H TABLE 44 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 876.999 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 719.098 20.0000 601.987 REMARKS PERFS: - CENTRAL 25.0000 512.268 30.0000 441.728 35.0000 385.084 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 60.463 0.000 70. 4.353 0.000 5. 103.83 4.75 12-15 1. 33.491 0.000 39. 2.411 0.000 3. 103.83 4.75 12-16 1. 22.574 0.000 26. 1.625 0.000 2. 103.83 4.75 12-17 1. 17.469 0.000 20. 1.258 0.000 1. 103.83 4.75 12-18 1. 14.429 0.000 16. 1.039 0.000 1. 103.83 4.75 12-19 1. 12.244 0.000 14. 0.882 0.000 1. 103.83 4.75 12-20 1. 10.407 0.000 12. 0.749 0.000 1. 103.83 4.75 12-21 1. 8.846 0.000 10. 0.637 0.000 1. 103.83 4.75 12-22 1. 7.519 0.000 8. 0.541 0.000 1. 103.83 4.75 12-23 1. 6.391 0.000 7. 0.460 0.000 1. 103.83 4.75 12-24 1. 5.433 0.000 6. 0.391 0.000 0. 103.83 4.75 12-25 1. 4.618 0.000 5. 0.332 0.000 0. 103.83 4.75 12-26 1. 3.925 0.000 4. 0.283 0.000 0. 103.83 4.75 Sub-T 1. 207.811 0.000 238. 14.962 0.000 17. 103.83 4.75 After 1. 14.078 0.000 15. 1.014 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 452006. 0. 23938. 0. 475944. 22588. 14507. 438849. 12-15 250372. 0. 13210. 0. 263582. 12508. 8034. 243040. 12-16 168760. 0. 8868. 0. 177628. 8428. 5414. 163785. 12-17 130598. 0. 6836. 0. 137434. 6520. 4189. 126724. 12-18 107871. 0. 5624. 0. 113495. 5384. 3460. 104652. 12-19 91533. 0. 4753. 0. 96286. 4567. 2935. 88784. 12-20 77803. 0. 4025. 0. 81827. 3881. 2494. 75452. 12-21 66132. 0. 3407. 0. 69540. 3298. 2120. 64122. 12-22 56212. 0. 2885. 0. 59097. 2802. 1801. 54494. 12-23 47781. 0. 2443. 0. 50223. 2381. 1531. 46311. 12-24 40613. 0. 2068. 0. 42682. 2023. 1301. 39357. 12-25 34521. 0. 1751. 0. 36272. 1719. 1106. 33447. 12-26 29343. 0. 1482. 0. 30826. 1461. 940. 28425. Sub-T 1553545. 0. 81290. 0. 1634835. 77560. 49833. 1507442. After 105242. 0. 5253. 0. 110495. 5235. 3368. 101892. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 8000. 0. 0. 0. 8000. 430849. 430849. 339474. 12-15 9600. 0. 0. 0. 9600. 233440. 664288. 167982. 12-16 9600. 0. 0. 0. 9600. 154185. 818474. 100702. 12-17 9600. 0. 0. 0. 9600. 117124. 935598. 69494. 12-18 9600. 0. 0. 0. 9600. 95052. 1030650. 51252. 12-19 9600. 0. 0. 0. 9600. 79184. 1109834. 38813. 12-20 9600. 0. 0. 0. 9600. 65852. 1175686. 29345. 12-21 9600. 0. 0. 0. 9600. 54522. 1230208. 22088. 12-22 9600. 0. 0. 0. 9600. 44894. 1275102. 16535. 12-23 9600. 0. 0. 0. 9600. 36711. 1311813. 12293. 12-24 9600. 0. 0. 0. 9600. 29757. 1341570. 9059. 12-25 9600. 0. 0. 0. 9600. 23847. 1365417. 6601. 12-26 9600. 0. 0. 0. 9600. 18825. 1384242. 4737. Sub-T 123200. 0. 0. 0. 123200. 1384242. 1384242. 868376. After 59200. 0. 0. 0. 59200. 42692. 1426934. 8623. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 876999. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT A 4H TABLE 45 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 778.499 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 603.831 20.0000 479.303 REMARKS PERFS: - CENTRAL 25.0000 387.578 30.0000 318.219 35.0000 264.629 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 48.316 0.000 56. 3.479 0.000 4. 103.83 4.75 12-16 1. 38.702 0.000 45. 2.787 0.000 3. 103.83 4.75 12-17 1. 24.470 0.000 28. 1.762 0.000 2. 103.83 4.75 12-18 1. 18.482 0.000 21. 1.331 0.000 2. 103.83 4.75 12-19 1. 15.073 0.000 17. 1.085 0.000 1. 103.83 4.75 12-20 1. 12.752 0.000 14. 0.918 0.000 1. 103.83 4.75 12-21 1. 10.839 0.000 12. 0.780 0.000 1. 103.83 4.75 12-22 1. 9.213 0.000 10. 0.663 0.000 1. 103.83 4.75 12-23 1. 7.831 0.000 9. 0.564 0.000 1. 103.83 4.75 12-24 1. 6.656 0.000 7. 0.479 0.000 1. 103.83 4.75 12-25 1. 5.658 0.000 6. 0.407 0.000 0. 103.83 4.75 12-26 1. 4.809 0.000 5. 0.346 0.000 0. 103.83 4.75 Sub-T 1. 202.801 0.000 232. 14.602 0.000 17. 103.83 4.75 After 1. 19.088 0.000 21. 1.374 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 361197. 0. 19136. 0. 380332. 18050. 11593. 350689. 12-16 289324. 0. 15280. 0. 304604. 14455. 9285. 280864. 12-17 182929. 0. 9623. 0. 192552. 9136. 5869. 177546. 12-18 138170. 0. 7239. 0. 145409. 6899. 4432. 134078. 12-19 112683. 0. 5881. 0. 118564. 5624. 3614. 109325. 12-20 95328. 0. 4955. 0. 100283. 4757. 3057. 92470. 12-21 81029. 0. 4196. 0. 85224. 4042. 2598. 78585. 12-22 68875. 0. 3552. 0. 72427. 3435. 2208. 66784. 12-23 58543. 0. 3008. 0. 61551. 2919. 1876. 56756. 12-24 49762. 0. 2546. 0. 52308. 2480. 1595. 48234. 12-25 42298. 0. 2156. 0. 44454. 2107. 1355. 40991. 12-26 35953. 0. 1825. 0. 37778. 1791. 1152. 34836. Sub-T 1516090. 0. 79397. 0. 1595487. 75695. 48633. 1471158. After 142697. 0. 7146. 0. 149844. 7100. 4568. 138176. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 5600. 0. 0. 0. 5600. 345089. 345089. 243443. 12-16 9600. 0. 0. 0. 9600. 271264. 616354. 177602. 12-17 9600. 0. 0. 0. 9600. 167946. 784299. 99744. 12-18 9600. 0. 0. 0. 9600. 124478. 908778. 67153. 12-19 9600. 0. 0. 0. 9600. 99725. 1008503. 48887. 12-20 9600. 0. 0. 0. 9600. 82870. 1091373. 36927. 12-21 9600. 0. 0. 0. 9600. 68985. 1160358. 27946. 12-22 9600. 0. 0. 0. 9600. 57184. 1217542. 21060. 12-23 9600. 0. 0. 0. 9600. 47156. 1264698. 15789. 12-24 9600. 0. 0. 0. 9600. 38634. 1303332. 11760. 12-25 9600. 0. 0. 0. 9600. 31391. 1334723. 8687. 12-26 9600. 0. 0. 0. 9600. 25236. 1359959. 6350. Sub-T 111200. 0. 0. 0. 111200. 1359959. 1359959. 765348. After 71200. 0. 0. 0. 71200. 66976. 1426934. 13151. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 778499. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT A 5H TABLE 46 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 724.792 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 543.741 20.0000 418.046 REMARKS PERFS: - CENTRAL 25.0000 327.851 30.0000 261.377 35.0000 211.294 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 60.463 0.000 70. 4.353 0.000 5. 103.83 4.75 12-17 1. 33.491 0.000 39. 2.411 0.000 3. 103.83 4.75 12-18 1. 22.574 0.000 26. 1.625 0.000 2. 103.83 4.75 12-19 1. 17.469 0.000 20. 1.258 0.000 1. 103.83 4.75 12-20 1. 14.429 0.000 16. 1.039 0.000 1. 103.83 4.75 12-21 1. 12.244 0.000 14. 0.882 0.000 1. 103.83 4.75 12-22 1. 10.407 0.000 12. 0.749 0.000 1. 103.83 4.75 12-23 1. 8.846 0.000 10. 0.637 0.000 1. 103.83 4.75 12-24 1. 7.519 0.000 8. 0.541 0.000 1. 103.83 4.75 12-25 1. 6.391 0.000 7. 0.460 0.000 1. 103.83 4.75 12-26 1. 5.433 0.000 6. 0.391 0.000 0. 103.83 4.75 Sub-T 1. 199.268 0.000 228. 14.347 0.000 16. 103.83 4.75 After 1. 22.621 0.000 25. 1.629 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 452006. 0. 23938. 0. 475944. 22588. 14507. 438849. 12-17 250372. 0. 13210. 0. 263582. 12508. 8034. 243040. 12-18 168760. 0. 8868. 0. 177628. 8428. 5414. 163785. 12-19 130598. 0. 6836. 0. 137434. 6520. 4189. 126724. 12-20 107871. 0. 5624. 0. 113495. 5384. 3460. 104652. 12-21 91533. 0. 4753. 0. 96286. 4567. 2935. 88784. 12-22 77803. 0. 4025. 0. 81827. 3881. 2494. 75452. 12-23 66132. 0. 3407. 0. 69540. 3298. 2120. 64122. 12-24 56212. 0. 2885. 0. 59097. 2802. 1801. 54494. 12-25 47781. 0. 2443. 0. 50223. 2381. 1531. 46311. 12-26 40613. 0. 2068. 0. 42682. 2023. 1301. 39357. Sub-T 1489680. 0. 78057. 0. 1567737. 74380. 47787. 1445570. After 169107. 0. 8486. 0. 177593. 8415. 5414. 163764. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 8000. 0. 0. 0. 8000. 430849. 430849. 280557. 12-17 9600. 0. 0. 0. 9600. 233440. 664288. 138828. 12-18 9600. 0. 0. 0. 9600. 154185. 818474. 83225. 12-19 9600. 0. 0. 0. 9600. 117124. 935598. 57433. 12-20 9600. 0. 0. 0. 9600. 95052. 1030650. 42357. 12-21 9600. 0. 0. 0. 9600. 79184. 1109834. 32077. 12-22 9600. 0. 0. 0. 9600. 65852. 1175686. 24252. 12-23 9600. 0. 0. 0. 9600. 54522. 1230208. 18255. 12-24 9600. 0. 0. 0. 9600. 44894. 1275102. 13665. 12-25 9600. 0. 0. 0. 9600. 36711. 1311813. 10159. 12-26 9600. 0. 0. 0. 9600. 29757. 1341570. 7487. Sub-T 104000. 0. 0. 0. 104000. 1341570. 1341570. 708296. After 78400. 0. 0. 0. 78400. 85364. 1426934. 16497. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 724792. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT A 6H TABLE 47 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 691.062 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 507.041 20.0000 381.622 REMARKS PERFS: - CENTRAL 25.0000 293.239 30.0000 229.243 35.0000 181.853 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 32.836 0.000 38. 2.364 0.000 3. 103.83 4.75 12-17 1. 46.468 0.000 54. 3.346 0.000 4. 103.83 4.75 12-18 1. 26.786 0.000 31. 1.929 0.000 2. 103.83 4.75 12-19 1. 19.644 0.000 23. 1.414 0.000 2. 103.83 4.75 12-20 1. 15.784 0.000 18. 1.136 0.000 1. 103.83 4.75 12-21 1. 13.281 0.000 15. 0.956 0.000 1. 103.83 4.75 12-22 1. 11.288 0.000 13. 0.813 0.000 1. 103.83 4.75 12-23 1. 9.595 0.000 11. 0.691 0.000 1. 103.83 4.75 12-24 1. 8.156 0.000 9. 0.587 0.000 1. 103.83 4.75 12-25 1. 6.932 0.000 8. 0.499 0.000 1. 103.83 4.75 12-26 1. 5.893 0.000 7. 0.424 0.000 0. 103.83 4.75 Sub-T 1. 196.662 0.000 225. 14.160 0.000 16. 103.83 4.75 After 1. 25.227 0.000 28. 1.816 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 245472. 0. 13010. 0. 258482. 12267. 7879. 238335. 12-17 347382. 0. 18366. 0. 365748. 17357. 11149. 337243. 12-18 200249. 0. 10544. 0. 210794. 10002. 6425. 194366. 12-19 146850. 0. 7702. 0. 154552. 7333. 4711. 142508. 12-20 117994. 0. 6164. 0. 124158. 5890. 3785. 114484. 12-21 99283. 0. 5166. 0. 104449. 4954. 3184. 96310. 12-22 84389. 0. 4374. 0. 88763. 4210. 2706. 81847. 12-23 71730. 0. 3703. 0. 75434. 3577. 2299. 69557. 12-24 60971. 0. 3135. 0. 64106. 3040. 1954. 59112. 12-25 51825. 0. 2655. 0. 54480. 2583. 1661. 50236. 12-26 44051. 0. 2248. 0. 46299. 2195. 1411. 42693. Sub-T 1470198. 0. 77066. 0. 1547264. 73409. 47163. 1426692. After 188589. 0. 9477. 0. 198067. 9386. 6038. 182643. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609335. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 3200. 0. 0. 0. 3200. 235135. 235135. 148600. 12-17 9600. 0. 0. 0. 9600. 327643. 562778. 195264. 12-18 9600. 0. 0. 0. 9600. 184766. 747544. 99791. 12-19 9600. 0. 0. 0. 9600. 132908. 880452. 65192. 12-20 9600. 0. 0. 0. 9600. 104884. 985336. 46746. 12-21 9600. 0. 0. 0. 9600. 86710. 1072046. 35125. 12-22 9600. 0. 0. 0. 9600. 72247. 1144293. 26607. 12-23 9600. 0. 0. 0. 9600. 59957. 1204250. 20074. 12-24 9600. 0. 0. 0. 9600. 49512. 1253763. 15071. 12-25 9600. 0. 0. 0. 9600. 40636. 1294399. 11245. 12-26 9600. 0. 0. 0. 9600. 33093. 1327492. 8326. Sub-T 99200. 0. 0. 0. 99200. 1327492. 1327492. 672041. After 83200. 0. 0. 0. 83200. 99443. 1426934. 19021. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 691062. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT A 7H TABLE 48 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 658.902 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 472.818 20.0000 348.372 REMARKS PERFS: - CENTRAL 25.0000 262.281 30.0000 201.060 35.0000 156.514 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 60.463 0.000 70. 4.353 0.000 5. 103.83 4.75 12-18 1. 33.491 0.000 39. 2.411 0.000 3. 103.83 4.75 12-19 1. 22.574 0.000 26. 1.625 0.000 2. 103.83 4.75 12-20 1. 17.469 0.000 20. 1.258 0.000 1. 103.83 4.75 12-21 1. 14.429 0.000 16. 1.039 0.000 1. 103.83 4.75 12-22 1. 12.244 0.000 14. 0.882 0.000 1. 103.83 4.75 12-23 1. 10.407 0.000 12. 0.749 0.000 1. 103.83 4.75 12-24 1. 8.846 0.000 10. 0.637 0.000 1. 103.83 4.75 12-25 1. 7.519 0.000 8. 0.541 0.000 1. 103.83 4.75 12-26 1. 6.391 0.000 7. 0.460 0.000 1. 103.83 4.75 Sub-T 1. 193.835 0.000 222. 13.956 0.000 16. 103.83 4.75 After 1. 28.053 0.000 31. 2.020 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 452006. 0. 23938. 0. 475944. 22588. 14507. 438849. 12-18 250372. 0. 13210. 0. 263582. 12508. 8034. 243040. 12-19 168760. 0. 8868. 0. 177628. 8428. 5414. 163785. 12-20 130598. 0. 6836. 0. 137434. 6520. 4189. 126724. 12-21 107871. 0. 5624. 0. 113495. 5384. 3460. 104652. 12-22 91533. 0. 4753. 0. 96286. 4567. 2935. 88784. 12-23 77803. 0. 4025. 0. 81827. 3881. 2494. 75452. 12-24 66132. 0. 3407. 0. 69540. 3298. 2120. 64122. 12-25 56212. 0. 2885. 0. 59097. 2802. 1801. 54494. 12-26 47781. 0. 2443. 0. 50223. 2381. 1531. 46311. Sub-T 1449066. 0. 75989. 0. 1525055. 72356. 46486. 1406213. After 209721. 0. 10554. 0. 220275. 10439. 6715. 203122. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 8000. 0. 0. 0. 8000. 430849. 430849. 255052. 12-18 9600. 0. 0. 0. 9600. 233440. 664288. 126207. 12-19 9600. 0. 0. 0. 9600. 154185. 818474. 75659. 12-20 9600. 0. 0. 0. 9600. 117124. 935598. 52212. 12-21 9600. 0. 0. 0. 9600. 95052. 1030650. 38506. 12-22 9600. 0. 0. 0. 9600. 79184. 1109834. 29161. 12-23 9600. 0. 0. 0. 9600. 65852. 1175686. 22047. 12-24 9600. 0. 0. 0. 9600. 54522. 1230208. 16595. 12-25 9600. 0. 0. 0. 9600. 44894. 1275102. 12423. 12-26 9600. 0. 0. 0. 9600. 36711. 1311813. 9236. Sub-T 94400. 0. 0. 0. 94400. 1311813. 1311813. 637099. After 88000. 0. 0. 0. 88000. 115122. 1426934. 21803. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 658902. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT B 1H TABLE 49 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0752752 0.0564564 0.0564564 0.0564564 103.83 0.00 4.75 10.0000 828.084 FINAL 0.0752752 0.0564564 0.0564564 0.0564564 103.83 0.00 4.75 15.0000 739.002 20.0000 671.000 REMARKS PERFS: - CENTRAL 25.0000 617.317 30.0000 573.767 35.0000 537.641 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 56.684 0.000 66. 3.200 0.000 4. 103.83 4.75 12-13 1. 35.033 0.000 40. 1.978 0.000 2. 103.83 4.75 12-14 1. 23.167 0.000 27. 1.308 0.000 2. 103.83 4.75 12-15 1. 17.793 0.000 20. 1.005 0.000 1. 103.83 4.75 12-16 1. 14.638 0.000 17. 0.826 0.000 1. 103.83 4.75 12-17 1. 12.411 0.000 14. 0.701 0.000 1. 103.83 4.75 12-18 1. 10.549 0.000 12. 0.596 0.000 1. 103.83 4.75 12-19 1. 8.967 0.000 10. 0.506 0.000 1. 103.83 4.75 12-20 1. 7.622 0.000 9. 0.430 0.000 0. 103.83 4.75 12-21 1. 6.479 0.000 7. 0.366 0.000 0. 103.83 4.75 12-22 1. 5.507 0.000 6. 0.311 0.000 0. 103.83 4.75 12-23 1. 4.681 0.000 5. 0.264 0.000 0. 103.83 4.75 12-24 1. 3.979 0.000 4. 0.225 0.000 0. 103.83 4.75 12-25 1. 3.382 0.000 4. 0.191 0.000 0. 103.83 4.75 12-26 1. 2.875 0.000 3. 0.162 0.000 0. 103.83 4.75 Sub-T 1. 213.764 0.000 244. 12.068 0.000 14. 103.83 4.75 After 1. 8.450 0.000 9. 0.477 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 12.545 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 332277. 0. 17599. 0. 349876. 16605. 10665. 322607. 12-13 205357. 0. 10838. 0. 216195. 10259. 6590. 199346. 12-14 135801. 0. 7139. 0. 142940. 6782. 4357. 131801. 12-15 104298. 0. 5461. 0. 109759. 5207. 3346. 101206. 12-16 85804. 0. 4475. 0. 90279. 4283. 2752. 83244. 12-17 72751. 0. 3779. 0. 76530. 3630. 2333. 70567. 12-18 61838. 0. 3200. 0. 65038. 3085. 1983. 59971. 12-19 52562. 0. 2709. 0. 55272. 2621. 1685. 50966. 12-20 44678. 0. 2294. 0. 46972. 2227. 1432. 43313. 12-21 37976. 0. 1942. 0. 39918. 1893. 1217. 36809. 12-22 32280. 0. 1644. 0. 33924. 1608. 1034. 31282. 12-23 27438. 0. 1392. 0. 28830. 1367. 879. 26585. 12-24 23322. 0. 1179. 0. 24501. 1161. 747. 22593. 12-25 19824. 0. 998. 0. 20822. 987. 635. 19200. 12-26 16850. 0. 845. 0. 17695. 838. 539. 16317. Sub-T 1253057. 0. 65494. 0. 1318551. 62553. 40192. 1215807. After 49531. 0. 2459. 0. 51991. 2463. 1585. 47943. Total 1302588. 0. 67954. 0. 1370542. 65016. 41777. 1263750. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5420. 0. 0. 0. 5420. 317187. 317187. 300850. 12-13 7226. 0. 0. 0. 7226. 192119. 509306. 167320. 12-14 7226. 0. 0. 0. 7226. 124574. 633881. 98456. 12-15 7226. 0. 0. 0. 7226. 93979. 727860. 67474. 12-16 7226. 0. 0. 0. 7226. 76018. 803878. 49597. 12-17 7226. 0. 0. 0. 7226. 63341. 867219. 37567. 12-18 7226. 0. 0. 0. 7226. 52745. 919963. 28439. 12-19 7226. 0. 0. 0. 7226. 43739. 963703. 21441. 12-20 7226. 0. 0. 0. 7226. 36086. 999789. 16082. 12-21 7226. 0. 0. 0. 7226. 29583. 1029372. 11986. 12-22 7226. 0. 0. 0. 7226. 24055. 1053427. 8861. 12-23 7226. 0. 0. 0. 7226. 19358. 1072786. 6483. 12-24 7226. 0. 0. 0. 7226. 15366. 1088152. 4679. 12-25 7226. 0. 0. 0. 7226. 11974. 1100126. 3315. 12-26 7226. 0. 0. 0. 7226. 9091. 1109217. 2289. Sub-T 106590. 0. 0. 0. 106590. 1109217. 1109217. 824838. After 32519. 0. 0. 0. 32519. 15424. 1124641. 3245. Total 139109. 0. 0. 0. 139109. 1124641. 1124641. 828084. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT B 2H TABLE 50 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0752752 0.0564564 0.0564564 0.0564564 103.83 0.00 4.75 10.0000 758.806 FINAL 0.0752752 0.0564564 0.0564564 0.0564564 103.83 0.00 4.75 15.0000 650.139 20.0000 567.727 REMARKS PERFS: - CENTRAL 25.0000 503.123 30.0000 451.115 35.0000 408.338 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 60.463 0.000 70. 3.414 0.000 4. 103.83 4.75 12-14 1. 33.491 0.000 39. 1.891 0.000 2. 103.83 4.75 12-15 1. 22.574 0.000 26. 1.274 0.000 1. 103.83 4.75 12-16 1. 17.469 0.000 20. 0.986 0.000 1. 103.83 4.75 12-17 1. 14.429 0.000 16. 0.815 0.000 1. 103.83 4.75 12-18 1. 12.244 0.000 14. 0.691 0.000 1. 103.83 4.75 12-19 1. 10.407 0.000 12. 0.588 0.000 1. 103.83 4.75 12-20 1. 8.846 0.000 10. 0.499 0.000 1. 103.83 4.75 12-21 1. 7.519 0.000 8. 0.425 0.000 0. 103.83 4.75 12-22 1. 6.391 0.000 7. 0.361 0.000 0. 103.83 4.75 12-23 1. 5.433 0.000 6. 0.307 0.000 0. 103.83 4.75 12-24 1. 4.618 0.000 5. 0.261 0.000 0. 103.83 4.75 12-25 1. 3.925 0.000 4. 0.222 0.000 0. 103.83 4.75 12-26 1. 3.336 0.000 4. 0.188 0.000 0. 103.83 4.75 Sub-T 1. 211.147 0.000 241. 11.921 0.000 14. 103.83 4.75 After 1. 11.067 0.000 12. 0.625 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 12.545 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 354425. 0. 18770. 0. 373195. 17711. 11375. 344109. 12-14 196321. 0. 10358. 0. 206679. 9808. 6300. 190571. 12-15 132327. 0. 6954. 0. 139281. 6609. 4246. 128427. 12-16 102404. 0. 5360. 0. 107764. 5113. 3285. 99366. 12-17 84584. 0. 4410. 0. 88993. 4222. 2713. 82059. 12-18 71772. 0. 3727. 0. 75499. 3581. 2301. 69617. 12-19 61006. 0. 3156. 0. 64162. 3043. 1956. 59163. 12-20 51855. 0. 2672. 0. 54527. 2586. 1662. 50279. 12-21 44077. 0. 2262. 0. 46339. 2197. 1413. 42729. 12-22 37466. 0. 1915. 0. 39381. 1867. 1200. 36313. 12-23 31846. 0. 1622. 0. 33467. 1587. 1020. 30861. 12-24 27069. 0. 1373. 0. 28442. 1348. 867. 26227. 12-25 23009. 0. 1162. 0. 24171. 1146. 737. 22289. 12-26 19557. 0. 984. 0. 20541. 973. 626. 18942. Sub-T 1237718. 0. 64725. 0. 1302443. 61789. 39701. 1200952. After 64871. 0. 3228. 0. 68099. 3226. 2076. 62797. Total 1302588. 0. 67954. 0. 1370542. 65016. 41777. 1263749. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 6022. 0. 0. 0. 6022. 338086. 338086. 293022. 12-14 7226. 0. 0. 0. 7226. 183345. 521431. 145127. 12-15 7226. 0. 0. 0. 7226. 121200. 642632. 87074. 12-16 7226. 0. 0. 0. 7226. 92140. 734772. 60137. 12-17 7226. 0. 0. 0. 7226. 74833. 809605. 44384. 12-18 7226. 0. 0. 0. 7226. 62391. 871995. 33640. 12-19 7226. 0. 0. 0. 7226. 51937. 923932. 25458. 12-20 7226. 0. 0. 0. 7226. 43053. 966985. 19186. 12-21 7226. 0. 0. 0. 7226. 35503. 1002488. 14384. 12-22 7226. 0. 0. 0. 7226. 29087. 1031575. 10714. 12-23 7226. 0. 0. 0. 7226. 23634. 1055209. 7914. 12-24 7226. 0. 0. 0. 7226. 19000. 1074209. 5785. 12-25 7226. 0. 0. 0. 7226. 15062. 1089272. 4169. 12-26 7226. 0. 0. 0. 7226. 11715. 1100987. 2949. Sub-T 99965. 0. 0. 0. 99965. 1100987. 1100987. 753942. After 39143. 0. 0. 0. 39143. 23654. 1124640. 4864. Total 139109. 0. 0. 0. 139109. 1124641. 1124640. 758806. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT B 3H TABLE 51 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0752752 0.0564564 0.0564564 0.0564564 103.83 0.00 4.75 10.0000 689.824 FINAL 0.0752752 0.0564564 0.0564564 0.0564564 103.83 0.00 4.75 15.0000 565.338 20.0000 473.106 REMARKS PERFS: - CENTRAL 25.0000 402.498 30.0000 347.012 35.0000 302.473 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 60.463 0.000 70. 3.414 0.000 4. 103.83 4.75 12-15 1. 33.491 0.000 39. 1.891 0.000 2. 103.83 4.75 12-16 1. 22.574 0.000 26. 1.274 0.000 1. 103.83 4.75 12-17 1. 17.469 0.000 20. 0.986 0.000 1. 103.83 4.75 12-18 1. 14.429 0.000 16. 0.815 0.000 1. 103.83 4.75 12-19 1. 12.244 0.000 14. 0.691 0.000 1. 103.83 4.75 12-20 1. 10.407 0.000 12. 0.588 0.000 1. 103.83 4.75 12-21 1. 8.846 0.000 10. 0.499 0.000 1. 103.83 4.75 12-22 1. 7.519 0.000 8. 0.425 0.000 0. 103.83 4.75 12-23 1. 6.391 0.000 7. 0.361 0.000 0. 103.83 4.75 12-24 1. 5.433 0.000 6. 0.307 0.000 0. 103.83 4.75 12-25 1. 4.618 0.000 5. 0.261 0.000 0. 103.83 4.75 12-26 1. 3.925 0.000 4. 0.222 0.000 0. 103.83 4.75 Sub-T 1. 207.811 0.000 238. 11.732 0.000 13. 103.83 4.75 After 1. 14.403 0.000 16. 0.813 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 12.545 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 354425. 0. 18770. 0. 373195. 17711. 11375. 344109. 12-15 196321. 0. 10358. 0. 206679. 9808. 6300. 190571. 12-16 132327. 0. 6954. 0. 139281. 6609. 4246. 128427. 12-17 102404. 0. 5360. 0. 107764. 5113. 3285. 99366. 12-18 84584. 0. 4410. 0. 88993. 4222. 2713. 82059. 12-19 71772. 0. 3727. 0. 75499. 3581. 2301. 69617. 12-20 61006. 0. 3156. 0. 64162. 3043. 1956. 59163. 12-21 51855. 0. 2672. 0. 54527. 2586. 1662. 50279. 12-22 44077. 0. 2262. 0. 46339. 2197. 1413. 42729. 12-23 37466. 0. 1915. 0. 39381. 1867. 1200. 36313. 12-24 31846. 0. 1622. 0. 33467. 1587. 1020. 30861. 12-25 27069. 0. 1373. 0. 28442. 1348. 867. 26227. 12-26 23009. 0. 1162. 0. 24171. 1146. 737. 22289. Sub-T 1218160. 0. 63741. 0. 1281902. 60816. 39075. 1182011. After 84428. 0. 4213. 0. 88641. 4200. 2702. 81739. Total 1302588. 0. 67954. 0. 1370542. 65016. 41777. 1263749. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 6022. 0. 0. 0. 6022. 338086. 338086. 266384. 12-15 7226. 0. 0. 0. 7226. 183345. 521431. 131933. 12-16 7226. 0. 0. 0. 7226. 121200. 642632. 79158. 12-17 7226. 0. 0. 0. 7226. 92140. 734772. 54670. 12-18 7226. 0. 0. 0. 7226. 74833. 809605. 40350. 12-19 7226. 0. 0. 0. 7226. 62391. 871995. 30581. 12-20 7226. 0. 0. 0. 7226. 51937. 923932. 23144. 12-21 7226. 0. 0. 0. 7226. 43053. 966985. 17442. 12-22 7226. 0. 0. 0. 7226. 35503. 1002488. 13076. 12-23 7226. 0. 0. 0. 7226. 29087. 1031575. 9740. 12-24 7226. 0. 0. 0. 7226. 23634. 1055209. 7195. 12-25 7226. 0. 0. 0. 7226. 19000. 1074209. 5259. 12-26 7226. 0. 0. 0. 7226. 15062. 1089272. 3790. Sub-T 92739. 0. 0. 0. 92739. 1089272. 1089272. 682722. After 46370. 0. 0. 0. 46370. 35369. 1124640. 7102. Total 139109. 0. 0. 0. 139109. 1124641. 1124640. 689824. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BERGER UNIT B 4H TABLE 52 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0752752 0.0564564 0.0564564 0.0564564 103.83 0.00 4.75 10.0000 612.347 FINAL 0.0752752 0.0564564 0.0564564 0.0564564 103.83 0.00 4.75 15.0000 474.718 20.0000 376.688 REMARKS PERFS: - CENTRAL 25.0000 304.527 30.0000 249.986 35.0000 207.859 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 48.316 0.000 56. 2.728 0.000 3. 103.83 4.75 12-16 1. 38.702 0.000 45. 2.185 0.000 3. 103.83 4.75 12-17 1. 24.470 0.000 28. 1.381 0.000 2. 103.83 4.75 12-18 1. 18.482 0.000 21. 1.043 0.000 1. 103.83 4.75 12-19 1. 15.073 0.000 17. 0.851 0.000 1. 103.83 4.75 12-20 1. 12.752 0.000 14. 0.720 0.000 1. 103.83 4.75 12-21 1. 10.839 0.000 12. 0.612 0.000 1. 103.83 4.75 12-22 1. 9.213 0.000 10. 0.520 0.000 1. 103.83 4.75 12-23 1. 7.831 0.000 9. 0.442 0.000 0. 103.83 4.75 12-24 1. 6.656 0.000 7. 0.376 0.000 0. 103.83 4.75 12-25 1. 5.658 0.000 6. 0.319 0.000 0. 103.83 4.75 12-26 1. 4.809 0.000 5. 0.272 0.000 0. 103.83 4.75 Sub-T 1. 202.801 0.000 232. 11.449 0.000 13. 103.83 4.75 After 1. 19.413 0.000 21. 1.096 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 12.545 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 283221. 0. 15004. 0. 298225. 14153. 9090. 274981. 12-16 226863. 0. 11982. 0. 238845. 11334. 7280. 220230. 12-17 143438. 0. 7545. 0. 150983. 7164. 4602. 139217. 12-18 108342. 0. 5676. 0. 114018. 5409. 3475. 105133. 12-19 88357. 0. 4611. 0. 92968. 4410. 2834. 85724. 12-20 74748. 0. 3886. 0. 78634. 3730. 2397. 72507. 12-21 63536. 0. 3290. 0. 66826. 3169. 2037. 61619. 12-22 54006. 0. 2785. 0. 56791. 2693. 1731. 52367. 12-23 45905. 0. 2358. 0. 48263. 2288. 1471. 44503. 12-24 39019. 0. 1997. 0. 41016. 1945. 1250. 37821. 12-25 33166. 0. 1691. 0. 34857. 1652. 1063. 32142. 12-26 28191. 0. 1431. 0. 29623. 1404. 903. 27315. Sub-T 1188791. 0. 62257. 0. 1251048. 59354. 38134. 1153560. After 113797. 0. 5697. 0. 119494. 5662. 3643. 110190. Total 1302588. 0. 67954. 0. 1370542. 65016. 41777. 1263749. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 4215. 0. 0. 0. 4215. 270766. 270766. 191011. 12-16 7226. 0. 0. 0. 7226. 213004. 483770. 139457. 12-17 7226. 0. 0. 0. 7226. 131990. 615760. 78389. 12-18 7226. 0. 0. 0. 7226. 97907. 713667. 52818. 12-19 7226. 0. 0. 0. 7226. 78497. 792164. 38480. 12-20 7226. 0. 0. 0. 7226. 65281. 857445. 29089. 12-21 7226. 0. 0. 0. 7226. 54393. 911838. 22035. 12-22 7226. 0. 0. 0. 7226. 45140. 956978. 16625. 12-23 7226. 0. 0. 0. 7226. 37277. 994255. 12481. 12-24 7226. 0. 0. 0. 7226. 30594. 1024850. 9313. 12-25 7226. 0. 0. 0. 7226. 24915. 1049765. 6895. 12-26 7226. 0. 0. 0. 7226. 20089. 1069854. 5055. Sub-T 83706. 0. 0. 0. 83706. 1069854. 1069854. 601647. After 55403. 0. 0. 0. 55403. 54787. 1124641. 10700. Total 139109. 0. 0. 0. 139109. 1124641. 1124641. 612347. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CRABB RANCH A 3-H TABLE 53 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.75 10.0000 794.323 FINAL 0.1000000 0.0750000 0.0750000 0.0750000 103.83 0.00 4.75 15.0000 608.989 20.0000 478.118 REMARKS PERFS: - CENTRAL 25.0000 382.602 30.0000 311.012 35.0000 256.173 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 32.836 0.000 38. 2.463 0.000 3. 103.83 4.75 12-16 1. 46.468 0.000 54. 3.485 0.000 4. 103.83 4.75 12-17 1. 26.786 0.000 31. 2.009 0.000 2. 103.83 4.75 12-18 1. 19.644 0.000 23. 1.473 0.000 2. 103.83 4.75 12-19 1. 15.784 0.000 18. 1.184 0.000 1. 103.83 4.75 12-20 1. 13.281 0.000 15. 0.996 0.000 1. 103.83 4.75 12-21 1. 11.288 0.000 13. 0.847 0.000 1. 103.83 4.75 12-22 1. 9.595 0.000 11. 0.720 0.000 1. 103.83 4.75 12-23 1. 8.156 0.000 9. 0.612 0.000 1. 103.83 4.75 12-24 1. 6.932 0.000 8. 0.520 0.000 1. 103.83 4.75 12-25 1. 5.893 0.000 7. 0.442 0.000 0. 103.83 4.75 12-26 1. 5.009 0.000 6. 0.376 0.000 0. 103.83 4.75 Sub-T 1. 201.671 0.000 231. 15.125 0.000 17. 103.83 4.75 After 1. 20.543 0.000 23. 1.541 0.000 2. 103.83 4.75 Total 1. 222.214 0.000 253. 16.666 0.000 19. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 255700. 0. 13552. 0. 269252. 12779. 8207. 248266. 12-16 361857. 0. 19131. 0. 380988. 18080. 11613. 351294. 12-17 208593. 0. 10983. 0. 219577. 10419. 6693. 202465. 12-18 152969. 0. 8023. 0. 160992. 7638. 4907. 148446. 12-19 122911. 0. 6421. 0. 129332. 6135. 3942. 119254. 12-20 103419. 0. 5381. 0. 108801. 5161. 3316. 100323. 12-21 87905. 0. 4556. 0. 92461. 4385. 2818. 85257. 12-22 74719. 0. 3857. 0. 78577. 3726. 2395. 72455. 12-23 63511. 0. 3266. 0. 66777. 3166. 2036. 61575. 12-24 53985. 0. 2765. 0. 56750. 2691. 1730. 52329. 12-25 45887. 0. 2341. 0. 48228. 2286. 1470. 44472. 12-26 39004. 0. 1982. 0. 40986. 1943. 1249. 37794. Sub-T 1570460. 0. 82259. 0. 1652719. 78411. 50378. 1523931. After 159975. 0. 8015. 0. 167989. 7960. 5121. 154908. Total 1730435. 0. 90274. 0. 1820708. 86371. 55499. 1678839. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 3200. 0. 0. 0. 3200. 245066. 245066. 170364. 12-16 9600. 0. 0. 0. 9600. 341694. 586760. 224001. 12-17 9600. 0. 0. 0. 9600. 192865. 779625. 114581. 12-18 9600. 0. 0. 0. 9600. 138846. 918471. 74915. 12-19 9600. 0. 0. 0. 9600. 109654. 1028125. 53758. 12-20 9600. 0. 0. 0. 9600. 90723. 1118848. 40426. 12-21 9600. 0. 0. 0. 9600. 75657. 1194505. 30649. 12-22 9600. 0. 0. 0. 9600. 62855. 1257360. 23148. 12-23 9600. 0. 0. 0. 9600. 51975. 1309336. 17402. 12-24 9600. 0. 0. 0. 9600. 42729. 1352065. 13007. 12-25 9600. 0. 0. 0. 9600. 34872. 1386937. 9650. 12-26 9600. 0. 0. 0. 9600. 28194. 1415131. 7094. Sub-T 108800. 0. 0. 0. 108800. 1415131. 1415131. 778994. After 76000. 0. 0. 0. 76000. 78908. 1494039. 15329. Total 184800. 0. 0. 0. 184800. 1494039. 1494039. 794323. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 KLOZIK UNIT A 1H TABLE 54 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0855731 0.0641798 0.0641798 0.0641798 103.83 0.00 4.75 10.0000 926.533 FINAL 0.0855731 0.0641798 0.0641798 0.0641798 103.83 0.00 4.75 15.0000 820.757 20.0000 739.965 REMARKS PERFS: - CENTRAL 25.0000 676.148 30.0000 624.354 35.0000 581.374 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 48.316 0.000 56. 3.101 0.000 4. 103.83 4.75 12-13 1. 38.702 0.000 45. 2.484 0.000 3. 103.83 4.75 12-14 1. 24.470 0.000 28. 1.570 0.000 2. 103.83 4.75 12-15 1. 18.482 0.000 21. 1.186 0.000 1. 103.83 4.75 12-16 1. 15.073 0.000 17. 0.967 0.000 1. 103.83 4.75 12-17 1. 12.752 0.000 14. 0.818 0.000 1. 103.83 4.75 12-18 1. 10.839 0.000 12. 0.696 0.000 1. 103.83 4.75 12-19 1. 9.213 0.000 10. 0.591 0.000 1. 103.83 4.75 12-20 1. 7.831 0.000 9. 0.503 0.000 1. 103.83 4.75 12-21 1. 6.656 0.000 7. 0.427 0.000 0. 103.83 4.75 12-22 1. 5.658 0.000 6. 0.363 0.000 0. 103.83 4.75 12-23 1. 4.809 0.000 5. 0.309 0.000 0. 103.83 4.75 12-24 1. 4.088 0.000 5. 0.262 0.000 0. 103.83 4.75 12-25 1. 3.475 0.000 4. 0.223 0.000 0. 103.83 4.75 12-26 1. 2.953 0.000 3. 0.190 0.000 0. 103.83 4.75 Sub-T 1. 213.317 0.000 244. 13.691 0.000 16. 103.83 4.75 After 1. 8.897 0.000 10. 0.571 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 14.262 0.000 16. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 321966. 0. 17057. 0. 339023. 16090. 10334. 312600. 12-13 257899. 0. 13621. 0. 271520. 12885. 8276. 250359. 12-14 163061. 0. 8577. 0. 171638. 8144. 5232. 158262. 12-15 123163. 0. 6453. 0. 129616. 6149. 3951. 119516. 12-16 100444. 0. 5242. 0. 105686. 5014. 3222. 97451. 12-17 84974. 0. 4417. 0. 89391. 4240. 2725. 82426. 12-18 72228. 0. 3740. 0. 75968. 3603. 2316. 70049. 12-19 61394. 0. 3166. 0. 64560. 3062. 1968. 59531. 12-20 52185. 0. 2681. 0. 54866. 2602. 1672. 50592. 12-21 44357. 0. 2270. 0. 46627. 2211. 1421. 42995. 12-22 37703. 0. 1922. 0. 39625. 1878. 1208. 36539. 12-23 32048. 0. 1627. 0. 33675. 1596. 1027. 31052. 12-24 27241. 0. 1378. 0. 28618. 1356. 872. 26390. 12-25 23155. 0. 1166. 0. 24321. 1153. 741. 22427. 12-26 19681. 0. 988. 0. 20669. 979. 630. 19060. Sub-T 1421499. 0. 74305. 0. 1495804. 70962. 45595. 1379247. After 59288. 0. 2945. 0. 62233. 2948. 1897. 57388. Total 1480787. 0. 77250. 0. 1558037. 73910. 47492. 1436635. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 4792. 0. 0. 0. 4792. 307808. 307808. 289016. 12-13 8215. 0. 0. 0. 8215. 242144. 549951. 211010. 12-14 8215. 0. 0. 0. 8215. 150047. 699998. 118610. 12-15 8215. 0. 0. 0. 8215. 111301. 811299. 79917. 12-16 8215. 0. 0. 0. 8215. 89236. 900535. 58224. 12-17 8215. 0. 0. 0. 8215. 74211. 974746. 44014. 12-18 8215. 0. 0. 0. 8215. 61834. 1036580. 33340. 12-19 8215. 0. 0. 0. 8215. 51316. 1087896. 25154. 12-20 8215. 0. 0. 0. 8215. 42377. 1130273. 18885. 12-21 8215. 0. 0. 0. 8215. 34780. 1165052. 14091. 12-22 8215. 0. 0. 0. 8215. 28324. 1193376. 10433. 12-23 8215. 0. 0. 0. 8215. 22837. 1216214. 7648. 12-24 8215. 0. 0. 0. 8215. 18175. 1234388. 5534. 12-25 8215. 0. 0. 0. 8215. 14212. 1248600. 3935. 12-26 8215. 0. 0. 0. 8215. 10844. 1259445. 2730. Sub-T 119802. 0. 0. 0. 119802. 1259445. 1259445. 922542. After 38337. 0. 0. 0. 38337. 19051. 1278496. 3991. Total 158139. 0. 0. 0. 158139. 1278496. 1278496. 926533. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 KLOZIK UNIT A 2H TABLE 55 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0855731 0.0641798 0.0641798 0.0641798 103.83 0.00 4.75 10.0000 803.104 FINAL 0.0855731 0.0641798 0.0641798 0.0641798 103.83 0.00 4.75 15.0000 665.531 20.0000 562.910 REMARKS PERFS: - CENTRAL 25.0000 483.812 30.0000 421.226 35.0000 370.642 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 10.615 0.000 12. 0.681 0.000 1. 103.83 4.75 12-14 1. 59.961 0.000 69. 3.848 0.000 4. 103.83 4.75 12-15 1. 29.697 0.000 34. 1.906 0.000 2. 103.83 4.75 12-16 1. 20.990 0.000 24. 1.347 0.000 2. 103.83 4.75 12-17 1. 16.577 0.000 19. 1.064 0.000 1. 103.83 4.75 12-18 1. 13.836 0.000 16. 0.888 0.000 1. 103.83 4.75 12-19 1. 11.756 0.000 13. 0.755 0.000 1. 103.83 4.75 12-20 1. 9.993 0.000 11. 0.641 0.000 1. 103.83 4.75 12-21 1. 8.494 0.000 10. 0.545 0.000 1. 103.83 4.75 12-22 1. 7.220 0.000 8. 0.463 0.000 1. 103.83 4.75 12-23 1. 6.137 0.000 7. 0.394 0.000 0. 103.83 4.75 12-24 1. 5.216 0.000 6. 0.335 0.000 0. 103.83 4.75 12-25 1. 4.434 0.000 5. 0.285 0.000 0. 103.83 4.75 12-26 1. 3.769 0.000 4. 0.242 0.000 0. 103.83 4.75 Sub-T 1. 208.697 0.000 239. 13.394 0.000 15. 103.83 4.75 After 1. 13.517 0.000 15. 0.868 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 14.262 0.000 16. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 70736. 0. 3750. 0. 74487. 3535. 2270. 68681. 12-14 399571. 0. 21148. 0. 420718. 19966. 12824. 387928. 12-15 197897. 0. 10431. 0. 208327. 9886. 6350. 192092. 12-16 139874. 0. 7343. 0. 147217. 6985. 4487. 135745. 12-17 110465. 0. 5776. 0. 116241. 5515. 3543. 107184. 12-18 92203. 0. 4802. 0. 97005. 4601. 2957. 89447. 12-19 78342. 0. 4064. 0. 82407. 3909. 2512. 75986. 12-20 66591. 0. 3441. 0. 70032. 3321. 2135. 64576. 12-21 56602. 0. 2914. 0. 59516. 2822. 1814. 54879. 12-22 48112. 0. 2467. 0. 50579. 2398. 1542. 46639. 12-23 40895. 0. 2089. 0. 42984. 2038. 1310. 39636. 12-24 34761. 0. 1768. 0. 36529. 1732. 1114. 33684. 12-25 29547. 0. 1497. 0. 31044. 1471. 946. 28626. 12-26 25115. 0. 1268. 0. 26382. 1250. 804. 24328. Sub-T 1390710. 0. 72758. 0. 1463469. 69430. 44609. 1349430. After 90077. 0. 4492. 0. 94568. 4480. 2883. 87205. Total 1480787. 0. 77250. 0. 1558037. 73910. 47492. 1436635. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 685. 0. 0. 0. 685. 67996. 67996. 56419. 12-14 8215. 0. 0. 0. 8215. 379713. 447709. 301907. 12-15 8215. 0. 0. 0. 8215. 183877. 631586. 132239. 12-16 8215. 0. 0. 0. 8215. 127530. 759116. 83274. 12-17 8215. 0. 0. 0. 8215. 98969. 858084. 58715. 12-18 8215. 0. 0. 0. 8215. 81232. 939316. 43798. 12-19 8215. 0. 0. 0. 8215. 67771. 1007087. 33219. 12-20 8215. 0. 0. 0. 8215. 56361. 1063448. 25116. 12-21 8215. 0. 0. 0. 8215. 46664. 1110113. 18905. 12-22 8215. 0. 0. 0. 8215. 38424. 1148536. 14152. 12-23 8215. 0. 0. 0. 8215. 31421. 1179957. 10521. 12-24 8215. 0. 0. 0. 8215. 25469. 1205426. 7754. 12-25 8215. 0. 0. 0. 8215. 20411. 1225837. 5649. 12-26 8215. 0. 0. 0. 8215. 16113. 1241950. 4055. Sub-T 107480. 0. 0. 0. 107480. 1241950. 1241950. 795723. After 50659. 0. 0. 0. 50659. 36546. 1278496. 7381. Total 158139. 0. 0. 0. 158139. 1278496. 1278496. 803104. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 KLOZIK UNIT A 3H TABLE 56 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0855731 0.0641798 0.0641798 0.0641798 103.83 0.00 4.75 10.0000 679.727 FINAL 0.0855731 0.0641798 0.0641798 0.0641798 103.83 0.00 4.75 15.0000 521.131 20.0000 409.140 REMARKS PERFS: - CENTRAL 25.0000 327.404 30.0000 266.143 35.0000 219.215 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 32.836 0.000 38. 2.107 0.000 2. 103.83 4.75 12-16 1. 46.468 0.000 54. 2.982 0.000 3. 103.83 4.75 12-17 1. 26.786 0.000 31. 1.719 0.000 2. 103.83 4.75 12-18 1. 19.644 0.000 23. 1.261 0.000 1. 103.83 4.75 12-19 1. 15.784 0.000 18. 1.013 0.000 1. 103.83 4.75 12-20 1. 13.281 0.000 15. 0.852 0.000 1. 103.83 4.75 12-21 1. 11.288 0.000 13. 0.724 0.000 1. 103.83 4.75 12-22 1. 9.595 0.000 11. 0.616 0.000 1. 103.83 4.75 12-23 1. 8.156 0.000 9. 0.523 0.000 1. 103.83 4.75 12-24 1. 6.932 0.000 8. 0.445 0.000 0. 103.83 4.75 12-25 1. 5.893 0.000 7. 0.378 0.000 0. 103.83 4.75 12-26 1. 5.009 0.000 6. 0.321 0.000 0. 103.83 4.75 Sub-T 1. 201.671 0.000 231. 12.943 0.000 15. 103.83 4.75 After 1. 20.543 0.000 23. 1.318 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 14.262 0.000 16. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 218810. 0. 11597. 0. 230407. 10935. 7023. 212449. 12-16 309652. 0. 16371. 0. 326023. 15472. 9938. 300614. 12-17 178500. 0. 9399. 0. 187899. 8916. 5727. 173255. 12-18 130900. 0. 6865. 0. 137766. 6536. 4199. 127030. 12-19 105179. 0. 5494. 0. 110673. 5250. 3374. 102049. 12-20 88499. 0. 4605. 0. 93104. 4416. 2838. 85850. 12-21 75223. 0. 3899. 0. 79122. 3753. 2412. 72957. 12-22 63940. 0. 3301. 0. 67241. 3189. 2050. 62002. 12-23 54349. 0. 2795. 0. 57143. 2710. 1742. 52692. 12-24 46196. 0. 2366. 0. 48563. 2303. 1480. 44780. 12-25 39267. 0. 2003. 0. 41270. 1957. 1258. 38056. 12-26 33377. 0. 1696. 0. 35073. 1663. 1069. 32341. Sub-T 1343892. 0. 70392. 0. 1414283. 67098. 43110. 1304075. After 136895. 0. 6858. 0. 143754. 6812. 4382. 132560. Total 1480787. 0. 77250. 0. 1558037. 73910. 47492. 1436635. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 2738. 0. 0. 0. 2738. 209710. 209710. 145786. 12-16 8215. 0. 0. 0. 8215. 292399. 502109. 191684. 12-17 8215. 0. 0. 0. 8215. 165040. 667149. 98051. 12-18 8215. 0. 0. 0. 8215. 118815. 785964. 64107. 12-19 8215. 0. 0. 0. 8215. 93834. 879798. 46003. 12-20 8215. 0. 0. 0. 8215. 77635. 957433. 34594. 12-21 8215. 0. 0. 0. 8215. 64742. 1022176. 26227. 12-22 8215. 0. 0. 0. 8215. 53787. 1075963. 19809. 12-23 8215. 0. 0. 0. 8215. 44477. 1120440. 14892. 12-24 8215. 0. 0. 0. 8215. 36565. 1157004. 11130. 12-25 8215. 0. 0. 0. 8215. 29841. 1186845. 8258. 12-26 8215. 0. 0. 0. 8215. 24126. 1210971. 6070. Sub-T 93104. 0. 0. 0. 93104. 1210971. 1210971. 666610. After 65036. 0. 0. 0. 65036. 67524. 1278496. 13117. Total 158139. 0. 0. 0. 158139. 1278496. 1278496. 679727. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 KLOZIK UNIT B 1H TABLE 57 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0972298 0.0729223 0.0729223 0.0729223 103.83 0.00 4.75 10.0000 1003.752 FINAL 0.0972298 0.0729223 0.0729223 0.0729223 103.83 0.00 4.75 15.0000 869.617 20.0000 767.508 REMARKS PERFS: - CENTRAL 25.0000 687.146 30.0000 622.187 35.0000 568.527 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 10.615 0.000 12. 0.774 0.000 1. 103.83 4.75 12-13 1. 59.961 0.000 69. 4.373 0.000 5. 103.83 4.75 12-14 1. 29.697 0.000 34. 2.166 0.000 2. 103.83 4.75 12-15 1. 20.990 0.000 24. 1.531 0.000 2. 103.83 4.75 12-16 1. 16.577 0.000 19. 1.209 0.000 1. 103.83 4.75 12-17 1. 13.836 0.000 16. 1.009 0.000 1. 103.83 4.75 12-18 1. 11.756 0.000 13. 0.857 0.000 1. 103.83 4.75 12-19 1. 9.993 0.000 11. 0.729 0.000 1. 103.83 4.75 12-20 1. 8.494 0.000 10. 0.619 0.000 1. 103.83 4.75 12-21 1. 7.220 0.000 8. 0.526 0.000 1. 103.83 4.75 12-22 1. 6.137 0.000 7. 0.448 0.000 0. 103.83 4.75 12-23 1. 5.216 0.000 6. 0.380 0.000 0. 103.83 4.75 12-24 1. 4.434 0.000 5. 0.323 0.000 0. 103.83 4.75 12-25 1. 3.769 0.000 4. 0.275 0.000 0. 103.83 4.75 12-26 1. 3.204 0.000 4. 0.234 0.000 0. 103.83 4.75 Sub-T 1. 211.900 0.000 242. 15.452 0.000 18. 103.83 4.75 After 1. 10.314 0.000 11. 0.752 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 16.204 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 80372. 0. 4261. 0. 84633. 4017. 2580. 78037. 12-13 454000. 0. 24029. 0. 478028. 22686. 14571. 440771. 12-14 224854. 0. 11852. 0. 236705. 11232. 7215. 218258. 12-15 158928. 0. 8343. 0. 167271. 7936. 5099. 154236. 12-16 125513. 0. 6563. 0. 132076. 6266. 4026. 121784. 12-17 104762. 0. 5457. 0. 110219. 5228. 3360. 101631. 12-18 89014. 0. 4618. 0. 93632. 4441. 2854. 86337. 12-19 75662. 0. 3910. 0. 79572. 3774. 2426. 73373. 12-20 64313. 0. 3310. 0. 67623. 3207. 2061. 62355. 12-21 54666. 0. 2803. 0. 57469. 2725. 1752. 52992. 12-22 46466. 0. 2373. 0. 48839. 2315. 1489. 45035. 12-23 39496. 0. 2009. 0. 41505. 1968. 1265. 38272. 12-24 33572. 0. 1701. 0. 35273. 1672. 1075. 32526. 12-25 28536. 0. 1440. 0. 29976. 1421. 914. 27642. 12-26 24255. 0. 1219. 0. 25475. 1207. 777. 23491. Sub-T 1604407. 0. 83889. 0. 1688296. 80094. 51462. 1556739. After 78091. 0. 3884. 0. 81975. 3883. 2499. 75593. Total 1682498. 0. 87773. 0. 1770271. 83978. 53961. 1632332. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 778. 0. 0. 0. 778. 77259. 77259. 70515. 12-13 9334. 0. 0. 0. 9334. 431437. 508696. 377336. 12-14 9334. 0. 0. 0. 9334. 208924. 717620. 165278. 12-15 9334. 0. 0. 0. 9334. 144902. 862522. 104079. 12-16 9334. 0. 0. 0. 9334. 112450. 974972. 73384. 12-17 9334. 0. 0. 0. 9334. 92297. 1067269. 54741. 12-18 9334. 0. 0. 0. 9334. 77003. 1144272. 41519. 12-19 9334. 0. 0. 0. 9334. 64039. 1208310. 31390. 12-20 9334. 0. 0. 0. 9334. 53021. 1261331. 23628. 12-21 9334. 0. 0. 0. 9334. 43658. 1304989. 17688. 12-22 9334. 0. 0. 0. 9334. 35701. 1340690. 13150. 12-23 9334. 0. 0. 0. 9334. 28938. 1369628. 9691. 12-24 9334. 0. 0. 0. 9334. 23192. 1392820. 7061. 12-25 9334. 0. 0. 0. 9334. 18308. 1411128. 5068. 12-26 9334. 0. 0. 0. 9334. 14157. 1425285. 3563. Sub-T 131455. 0. 0. 0. 131455. 1425285. 1425285. 998090. After 48226. 0. 0. 0. 48226. 27367. 1452651. 5662. Total 179681. 0. 0. 0. 179681. 1452651. 1452651. 1003752. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 KLOZIK UNIT B 2H TABLE 58 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0972298 0.0729223 0.0729223 0.0729223 103.83 0.00 4.75 10.0000 912.502 FINAL 0.0972298 0.0729223 0.0729223 0.0729223 103.83 0.00 4.75 15.0000 756.189 20.0000 639.590 REMARKS PERFS: - CENTRAL 25.0000 549.717 30.0000 478.605 35.0000 421.131 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 10.615 0.000 12. 0.774 0.000 1. 103.83 4.75 12-14 1. 59.961 0.000 69. 4.373 0.000 5. 103.83 4.75 12-15 1. 29.697 0.000 34. 2.166 0.000 2. 103.83 4.75 12-16 1. 20.990 0.000 24. 1.531 0.000 2. 103.83 4.75 12-17 1. 16.577 0.000 19. 1.209 0.000 1. 103.83 4.75 12-18 1. 13.836 0.000 16. 1.009 0.000 1. 103.83 4.75 12-19 1. 11.756 0.000 13. 0.857 0.000 1. 103.83 4.75 12-20 1. 9.993 0.000 11. 0.729 0.000 1. 103.83 4.75 12-21 1. 8.494 0.000 10. 0.619 0.000 1. 103.83 4.75 12-22 1. 7.220 0.000 8. 0.526 0.000 1. 103.83 4.75 12-23 1. 6.137 0.000 7. 0.448 0.000 0. 103.83 4.75 12-24 1. 5.216 0.000 6. 0.380 0.000 0. 103.83 4.75 12-25 1. 4.434 0.000 5. 0.323 0.000 0. 103.83 4.75 12-26 1. 3.769 0.000 4. 0.275 0.000 0. 103.83 4.75 Sub-T 1. 208.697 0.000 239. 15.219 0.000 17. 103.83 4.75 After 1. 13.517 0.000 15. 0.986 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 16.204 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 80372. 0. 4261. 0. 84633. 4017. 2580. 78037. 12-14 454000. 0. 24029. 0. 478028. 22686. 14571. 440771. 12-15 224854. 0. 11852. 0. 236705. 11232. 7215. 218258. 12-16 158928. 0. 8343. 0. 167271. 7936. 5099. 154236. 12-17 125513. 0. 6563. 0. 132076. 6266. 4026. 121784. 12-18 104762. 0. 5457. 0. 110219. 5228. 3360. 101631. 12-19 89014. 0. 4618. 0. 93632. 4441. 2854. 86337. 12-20 75662. 0. 3910. 0. 79572. 3774. 2426. 73373. 12-21 64313. 0. 3310. 0. 67623. 3207. 2061. 62355. 12-22 54666. 0. 2803. 0. 57469. 2725. 1752. 52992. 12-23 46466. 0. 2373. 0. 48839. 2315. 1489. 45035. 12-24 39496. 0. 2009. 0. 41505. 1968. 1265. 38272. 12-25 33572. 0. 1701. 0. 35273. 1672. 1075. 32526. 12-26 28536. 0. 1440. 0. 29976. 1421. 914. 27642. Sub-T 1580152. 0. 82670. 0. 1662821. 78887. 50686. 1533248. After 102347. 0. 5103. 0. 107450. 5091. 3275. 99084. Total 1682498. 0. 87773. 0. 1770271. 83978. 53961. 1632332. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 778. 0. 0. 0. 778. 77259. 77259. 64104. 12-14 9334. 0. 0. 0. 9334. 431437. 508696. 343033. 12-15 9334. 0. 0. 0. 9334. 208924. 717620. 150253. 12-16 9334. 0. 0. 0. 9334. 144902. 862522. 94617. 12-17 9334. 0. 0. 0. 9334. 112450. 974972. 66713. 12-18 9334. 0. 0. 0. 9334. 92297. 1067269. 49764. 12-19 9334. 0. 0. 0. 9334. 77003. 1144272. 37744. 12-20 9334. 0. 0. 0. 9334. 64039. 1208310. 28537. 12-21 9334. 0. 0. 0. 9334. 53021. 1261331. 21480. 12-22 9334. 0. 0. 0. 9334. 43658. 1304989. 16080. 12-23 9334. 0. 0. 0. 9334. 35701. 1340690. 11954. 12-24 9334. 0. 0. 0. 9334. 28938. 1369628. 8810. 12-25 9334. 0. 0. 0. 9334. 23192. 1392820. 6419. 12-26 9334. 0. 0. 0. 9334. 18308. 1411128. 4607. Sub-T 122121. 0. 0. 0. 122121. 1411128. 1411128. 904116. After 57560. 0. 0. 0. 57560. 41524. 1452651. 8387. Total 179681. 0. 0. 0. 179681. 1452651. 1452651. 912502. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 KLOZIK UNIT B 3H TABLE 59 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0972298 0.0729223 0.0729223 0.0729223 103.83 0.00 4.75 10.0000 870.037 FINAL 0.0972298 0.0729223 0.0729223 0.0729223 103.83 0.00 4.75 15.0000 705.150 20.0000 583.863 REMARKS PERFS: - CENTRAL 25.0000 491.681 30.0000 419.765 35.0000 362.452 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 48.316 0.000 56. 3.523 0.000 4. 103.83 4.75 12-15 1. 38.702 0.000 45. 2.822 0.000 3. 103.83 4.75 12-16 1. 24.470 0.000 28. 1.784 0.000 2. 103.83 4.75 12-17 1. 18.482 0.000 21. 1.348 0.000 2. 103.83 4.75 12-18 1. 15.073 0.000 17. 1.099 0.000 1. 103.83 4.75 12-19 1. 12.752 0.000 14. 0.930 0.000 1. 103.83 4.75 12-20 1. 10.839 0.000 12. 0.790 0.000 1. 103.83 4.75 12-21 1. 9.213 0.000 10. 0.672 0.000 1. 103.83 4.75 12-22 1. 7.831 0.000 9. 0.571 0.000 1. 103.83 4.75 12-23 1. 6.656 0.000 7. 0.485 0.000 1. 103.83 4.75 12-24 1. 5.658 0.000 6. 0.413 0.000 0. 103.83 4.75 12-25 1. 4.809 0.000 5. 0.351 0.000 0. 103.83 4.75 12-26 1. 4.088 0.000 5. 0.298 0.000 0. 103.83 4.75 Sub-T 1. 206.889 0.000 237. 15.087 0.000 17. 103.83 4.75 After 1. 15.325 0.000 17. 1.118 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 16.204 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 365824. 0. 19381. 0. 385205. 18281. 11742. 355182. 12-15 293030. 0. 15476. 0. 308506. 14640. 9404. 284462. 12-16 185272. 0. 9746. 0. 195018. 9253. 5944. 179820. 12-17 139940. 0. 7332. 0. 147272. 6987. 4489. 135796. 12-18 114127. 0. 5956. 0. 120083. 5697. 3660. 110726. 12-19 96549. 0. 5019. 0. 101568. 4818. 3096. 93654. 12-20 82067. 0. 4249. 0. 86316. 4094. 2631. 79591. 12-21 69757. 0. 3598. 0. 73355. 3479. 2236. 67640. 12-22 59293. 0. 3046. 0. 62339. 2956. 1900. 57483. 12-23 50399. 0. 2579. 0. 52978. 2512. 1615. 48852. 12-24 42839. 0. 2184. 0. 45023. 2134. 1372. 41516. 12-25 36414. 0. 1849. 0. 38262. 1814. 1166. 35282. 12-26 30951. 0. 1565. 0. 32517. 1541. 991. 29984. Sub-T 1566463. 0. 81979. 0. 1648443. 78206. 50248. 1519989. After 116035. 0. 5794. 0. 121829. 5772. 3714. 112343. Total 1682498. 0. 87773. 0. 1770271. 83978. 53961. 1632332. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 5445. 0. 0. 0. 5445. 349737. 349737. 271393. 12-15 9334. 0. 0. 0. 9334. 275128. 624865. 198144. 12-16 9334. 0. 0. 0. 9334. 170486. 795351. 111377. 12-17 9334. 0. 0. 0. 9334. 126462. 921813. 75044. 12-18 9334. 0. 0. 0. 9334. 101392. 1023205. 54674. 12-19 9334. 0. 0. 0. 9334. 84320. 1107525. 41330. 12-20 9334. 0. 0. 0. 9334. 70257. 1177782. 31307. 12-21 9334. 0. 0. 0. 9334. 58306. 1236088. 23621. 12-22 9334. 0. 0. 0. 9334. 48149. 1284237. 17733. 12-23 9334. 0. 0. 0. 9334. 39518. 1323755. 13232. 12-24 9334. 0. 0. 0. 9334. 32182. 1355937. 9797. 12-25 9334. 0. 0. 0. 9334. 25948. 1381885. 7182. 12-26 9334. 0. 0. 0. 9334. 20650. 1402535. 5196. Sub-T 117454. 0. 0. 0. 117454. 1402535. 1402535. 860031. After 62227. 0. 0. 0. 62227. 50116. 1452651. 10006. Total 179681. 0. 0. 0. 179681. 1452651. 1452651. 870037. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 KLOZIK UNIT B 4H TABLE 60 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0972298 0.0729223 0.0729223 0.0729223 103.83 0.00 4.75 10.0000 810.015 FINAL 0.0972298 0.0729223 0.0729223 0.0729223 103.83 0.00 4.75 15.0000 634.977 20.0000 509.243 REMARKS PERFS: - CENTRAL 25.0000 415.912 30.0000 344.785 35.0000 289.401 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 60.463 0.000 70. 4.409 0.000 5. 103.83 4.75 12-16 1. 33.491 0.000 39. 2.442 0.000 3. 103.83 4.75 12-17 1. 22.574 0.000 26. 1.646 0.000 2. 103.83 4.75 12-18 1. 17.469 0.000 20. 1.274 0.000 1. 103.83 4.75 12-19 1. 14.429 0.000 16. 1.052 0.000 1. 103.83 4.75 12-20 1. 12.244 0.000 14. 0.893 0.000 1. 103.83 4.75 12-21 1. 10.407 0.000 12. 0.759 0.000 1. 103.83 4.75 12-22 1. 8.846 0.000 10. 0.645 0.000 1. 103.83 4.75 12-23 1. 7.519 0.000 8. 0.548 0.000 1. 103.83 4.75 12-24 1. 6.391 0.000 7. 0.466 0.000 1. 103.83 4.75 12-25 1. 5.433 0.000 6. 0.396 0.000 0. 103.83 4.75 12-26 1. 4.618 0.000 5. 0.337 0.000 0. 103.83 4.75 Sub-T 1. 203.886 0.000 233. 14.868 0.000 17. 103.83 4.75 After 1. 18.328 0.000 20. 1.337 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 16.204 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 457796. 0. 24244. 0. 482041. 22877. 14693. 444470. 12-16 253579. 0. 13379. 0. 266958. 12668. 8137. 246153. 12-17 170921. 0. 8982. 0. 179903. 8536. 5484. 165884. 12-18 132271. 0. 6923. 0. 139194. 6604. 4243. 128348. 12-19 109253. 0. 5696. 0. 114949. 5453. 3504. 105992. 12-20 92705. 0. 4814. 0. 97519. 4626. 2973. 89921. 12-21 78799. 0. 4076. 0. 82875. 3930. 2526. 76419. 12-22 66979. 0. 3451. 0. 70431. 3340. 2147. 64944. 12-23 56933. 0. 2922. 0. 59854. 2838. 1825. 55192. 12-24 48393. 0. 2474. 0. 50867. 2412. 1551. 46904. 12-25 41134. 0. 2095. 0. 43228. 2049. 1318. 39861. 12-26 34964. 0. 1773. 0. 36737. 1741. 1120. 33876. Sub-T 1543727. 0. 80830. 0. 1624557. 77074. 49519. 1497964. After 138771. 0. 6943. 0. 145714. 6904. 4442. 134368. Total 1682498. 0. 87773. 0. 1770271. 83978. 53961. 1632332. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 7778. 0. 0. 0. 7778. 436692. 436692. 312797. 12-16 9334. 0. 0. 0. 9334. 236819. 673511. 154921. 12-17 9334. 0. 0. 0. 9334. 156550. 830060. 92950. 12-18 9334. 0. 0. 0. 9334. 119013. 949074. 64195. 12-19 9334. 0. 0. 0. 9334. 96658. 1045732. 47380. 12-20 9334. 0. 0. 0. 9334. 80587. 1126320. 35910. 12-21 9334. 0. 0. 0. 9334. 67085. 1193404. 27176. 12-22 9334. 0. 0. 0. 9334. 55610. 1249014. 20481. 12-23 9334. 0. 0. 0. 9334. 45858. 1294872. 15354. 12-24 9334. 0. 0. 0. 9334. 37570. 1332442. 11437. 12-25 9334. 0. 0. 0. 9334. 30527. 1362970. 8448. 12-26 9334. 0. 0. 0. 9334. 24542. 1387511. 6175. Sub-T 110453. 0. 0. 0. 110453. 1387511. 1387511. 797224. After 69228. 0. 0. 0. 69228. 65140. 1452651. 12790. Total 179681. 0. 0. 0. 179681. 1452652. 1452651. 810015. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT A 1H TABLE 61 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 1036.182 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 918.352 20.0000 828.236 REMARKS PERFS: - CENTRAL 25.0000 756.989 30.0000 699.126 35.0000 651.088 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 48.316 0.000 56. 3.479 0.000 4. 103.83 4.75 12-13 1. 38.702 0.000 45. 2.787 0.000 3. 103.83 4.75 12-14 1. 24.470 0.000 28. 1.762 0.000 2. 103.83 4.75 12-15 1. 18.482 0.000 21. 1.331 0.000 2. 103.83 4.75 12-16 1. 15.073 0.000 17. 1.085 0.000 1. 103.83 4.75 12-17 1. 12.752 0.000 14. 0.918 0.000 1. 103.83 4.75 12-18 1. 10.839 0.000 12. 0.780 0.000 1. 103.83 4.75 12-19 1. 9.213 0.000 10. 0.663 0.000 1. 103.83 4.75 12-20 1. 7.831 0.000 9. 0.564 0.000 1. 103.83 4.75 12-21 1. 6.656 0.000 7. 0.479 0.000 1. 103.83 4.75 12-22 1. 5.658 0.000 6. 0.407 0.000 0. 103.83 4.75 12-23 1. 4.809 0.000 5. 0.346 0.000 0. 103.83 4.75 12-24 1. 4.088 0.000 5. 0.294 0.000 0. 103.83 4.75 12-25 1. 3.475 0.000 4. 0.250 0.000 0. 103.83 4.75 12-26 1. 2.953 0.000 3. 0.213 0.000 0. 103.83 4.75 Sub-T 1. 213.317 0.000 244. 15.359 0.000 18. 103.83 4.75 After 1. 8.572 0.000 9. 0.617 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 361197. 0. 19136. 0. 380332. 18050. 11593. 350689. 12-13 289324. 0. 15280. 0. 304604. 14455. 9285. 280864. 12-14 182929. 0. 9623. 0. 192552. 9136. 5869. 177546. 12-15 138170. 0. 7239. 0. 145409. 6899. 4432. 134078. 12-16 112683. 0. 5881. 0. 118564. 5624. 3614. 109325. 12-17 95328. 0. 4955. 0. 100283. 4757. 3057. 92470. 12-18 81029. 0. 4196. 0. 85224. 4042. 2598. 78585. 12-19 68875. 0. 3552. 0. 72427. 3435. 2208. 66784. 12-20 58543. 0. 3008. 0. 61551. 2919. 1876. 56756. 12-21 49762. 0. 2546. 0. 52308. 2480. 1595. 48234. 12-22 42298. 0. 2156. 0. 44454. 2107. 1355. 40991. 12-23 35953. 0. 1825. 0. 37778. 1791. 1152. 34836. 12-24 30560. 0. 1545. 0. 32105. 1522. 979. 29605. 12-25 25976. 0. 1308. 0. 27284. 1293. 832. 25160. 12-26 22080. 0. 1108. 0. 23187. 1099. 707. 21382. Sub-T 1594706. 0. 83359. 0. 1678064. 79608. 51151. 1547305. After 64082. 0. 3184. 0. 67266. 3187. 2051. 62029. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5600. 0. 0. 0. 5600. 345089. 345089. 324022. 12-13 9600. 0. 0. 0. 9600. 271264. 616354. 236388. 12-14 9600. 0. 0. 0. 9600. 167946. 784299. 132759. 12-15 9600. 0. 0. 0. 9600. 124478. 908778. 89380. 12-16 9600. 0. 0. 0. 9600. 99725. 1008503. 65068. 12-17 9600. 0. 0. 0. 9600. 82870. 1091373. 49150. 12-18 9600. 0. 0. 0. 9600. 68985. 1160358. 37196. 12-19 9600. 0. 0. 0. 9600. 57184. 1217542. 28031. 12-20 9600. 0. 0. 0. 9600. 47156. 1264698. 21015. 12-21 9600. 0. 0. 0. 9600. 38634. 1303332. 15653. 12-22 9600. 0. 0. 0. 9600. 31391. 1334723. 11563. 12-23 9600. 0. 0. 0. 9600. 25236. 1359959. 8452. 12-24 9600. 0. 0. 0. 9600. 20005. 1379964. 6091. 12-25 9600. 0. 0. 0. 9600. 15560. 1395524. 4308. 12-26 9600. 0. 0. 0. 9600. 11782. 1407306. 2966. Sub-T 140000. 0. 0. 0. 140000. 1407306. 1407306. 1032044. After 42400. 0. 0. 0. 42400. 19629. 1426934. 4139. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 1036182. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT A 2H TABLE 62 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 941.984 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 798.567 20.0000 690.196 REMARKS PERFS: - CENTRAL 25.0000 605.591 30.0000 537.789 35.0000 482.287 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 48.316 0.000 56. 3.479 0.000 4. 103.83 4.75 12-14 1. 38.702 0.000 45. 2.787 0.000 3. 103.83 4.75 12-15 1. 24.470 0.000 28. 1.762 0.000 2. 103.83 4.75 12-16 1. 18.482 0.000 21. 1.331 0.000 2. 103.83 4.75 12-17 1. 15.073 0.000 17. 1.085 0.000 1. 103.83 4.75 12-18 1. 12.752 0.000 14. 0.918 0.000 1. 103.83 4.75 12-19 1. 10.839 0.000 12. 0.780 0.000 1. 103.83 4.75 12-20 1. 9.213 0.000 10. 0.663 0.000 1. 103.83 4.75 12-21 1. 7.831 0.000 9. 0.564 0.000 1. 103.83 4.75 12-22 1. 6.656 0.000 7. 0.479 0.000 1. 103.83 4.75 12-23 1. 5.658 0.000 6. 0.407 0.000 0. 103.83 4.75 12-24 1. 4.809 0.000 5. 0.346 0.000 0. 103.83 4.75 12-25 1. 4.088 0.000 5. 0.294 0.000 0. 103.83 4.75 12-26 1. 3.475 0.000 4. 0.250 0.000 0. 103.83 4.75 Sub-T 1. 210.363 0.000 241. 15.146 0.000 17. 103.83 4.75 After 1. 11.525 0.000 13. 0.830 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 361197. 0. 19136. 0. 380332. 18050. 11593. 350689. 12-14 289324. 0. 15280. 0. 304604. 14455. 9285. 280864. 12-15 182929. 0. 9623. 0. 192552. 9136. 5869. 177546. 12-16 138170. 0. 7239. 0. 145409. 6899. 4432. 134078. 12-17 112683. 0. 5881. 0. 118564. 5624. 3614. 109325. 12-18 95328. 0. 4955. 0. 100283. 4757. 3057. 92470. 12-19 81029. 0. 4196. 0. 85224. 4042. 2598. 78585. 12-20 68875. 0. 3552. 0. 72427. 3435. 2208. 66784. 12-21 58543. 0. 3008. 0. 61551. 2919. 1876. 56756. 12-22 49762. 0. 2546. 0. 52308. 2480. 1595. 48234. 12-23 42298. 0. 2156. 0. 44454. 2107. 1355. 40991. 12-24 35953. 0. 1825. 0. 37778. 1791. 1152. 34836. 12-25 30560. 0. 1545. 0. 32105. 1522. 979. 29605. 12-26 25976. 0. 1308. 0. 27284. 1293. 832. 25160. Sub-T 1572626. 0. 82251. 0. 1654877. 78510. 50444. 1525923. After 86161. 0. 4292. 0. 90454. 4285. 2757. 83411. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5600. 0. 0. 0. 5600. 345089. 345089. 294566. 12-14 9600. 0. 0. 0. 9600. 271264. 616354. 214899. 12-15 9600. 0. 0. 0. 9600. 167946. 784299. 120690. 12-16 9600. 0. 0. 0. 9600. 124478. 908778. 81255. 12-17 9600. 0. 0. 0. 9600. 99725. 1008503. 59153. 12-18 9600. 0. 0. 0. 9600. 82870. 1091373. 44682. 12-19 9600. 0. 0. 0. 9600. 68985. 1160358. 33815. 12-20 9600. 0. 0. 0. 9600. 57184. 1217542. 25483. 12-21 9600. 0. 0. 0. 9600. 47156. 1264698. 19105. 12-22 9600. 0. 0. 0. 9600. 38634. 1303332. 14230. 12-23 9600. 0. 0. 0. 9600. 31391. 1334723. 10512. 12-24 9600. 0. 0. 0. 9600. 25236. 1359959. 7683. 12-25 9600. 0. 0. 0. 9600. 20005. 1379964. 5538. 12-26 9600. 0. 0. 0. 9600. 15560. 1395524. 3916. Sub-T 130400. 0. 0. 0. 130400. 1395524. 1395524. 935525. After 52000. 0. 0. 0. 52000. 31411. 1426934. 6459. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 941984. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT A 3H TABLE 63 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 856.349 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 694.406 20.0000 575.164 REMARKS PERFS: - CENTRAL 25.0000 484.473 30.0000 413.684 35.0000 357.250 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 48.316 0.000 56. 3.479 0.000 4. 103.83 4.75 12-15 1. 38.702 0.000 45. 2.787 0.000 3. 103.83 4.75 12-16 1. 24.470 0.000 28. 1.762 0.000 2. 103.83 4.75 12-17 1. 18.482 0.000 21. 1.331 0.000 2. 103.83 4.75 12-18 1. 15.073 0.000 17. 1.085 0.000 1. 103.83 4.75 12-19 1. 12.752 0.000 14. 0.918 0.000 1. 103.83 4.75 12-20 1. 10.839 0.000 12. 0.780 0.000 1. 103.83 4.75 12-21 1. 9.213 0.000 10. 0.663 0.000 1. 103.83 4.75 12-22 1. 7.831 0.000 9. 0.564 0.000 1. 103.83 4.75 12-23 1. 6.656 0.000 7. 0.479 0.000 1. 103.83 4.75 12-24 1. 5.658 0.000 6. 0.407 0.000 0. 103.83 4.75 12-25 1. 4.809 0.000 5. 0.346 0.000 0. 103.83 4.75 12-26 1. 4.088 0.000 5. 0.294 0.000 0. 103.83 4.75 Sub-T 1. 206.889 0.000 237. 14.896 0.000 17. 103.83 4.75 After 1. 15.000 0.000 16. 1.080 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 361197. 0. 19136. 0. 380332. 18050. 11593. 350689. 12-15 289324. 0. 15280. 0. 304604. 14455. 9285. 280864. 12-16 182929. 0. 9623. 0. 192552. 9136. 5869. 177546. 12-17 138170. 0. 7239. 0. 145409. 6899. 4432. 134078. 12-18 112683. 0. 5881. 0. 118564. 5624. 3614. 109325. 12-19 95328. 0. 4955. 0. 100283. 4757. 3057. 92470. 12-20 81029. 0. 4196. 0. 85224. 4042. 2598. 78585. 12-21 68875. 0. 3552. 0. 72427. 3435. 2208. 66784. 12-22 58543. 0. 3008. 0. 61551. 2919. 1876. 56756. 12-23 49762. 0. 2546. 0. 52308. 2480. 1595. 48234. 12-24 42298. 0. 2156. 0. 44454. 2107. 1355. 40991. 12-25 35953. 0. 1825. 0. 37778. 1791. 1152. 34836. 12-26 30560. 0. 1545. 0. 32105. 1522. 979. 29605. Sub-T 1546650. 0. 80942. 0. 1627592. 77217. 49612. 1500764. After 112137. 0. 5601. 0. 117738. 5578. 3589. 108571. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 5600. 0. 0. 0. 5600. 345089. 345089. 267787. 12-15 9600. 0. 0. 0. 9600. 271264. 616354. 195362. 12-16 9600. 0. 0. 0. 9600. 167946. 784299. 109718. 12-17 9600. 0. 0. 0. 9600. 124478. 908778. 73868. 12-18 9600. 0. 0. 0. 9600. 99725. 1008503. 53775. 12-19 9600. 0. 0. 0. 9600. 82870. 1091373. 40620. 12-20 9600. 0. 0. 0. 9600. 68985. 1160358. 30741. 12-21 9600. 0. 0. 0. 9600. 57184. 1217542. 23166. 12-22 9600. 0. 0. 0. 9600. 47156. 1264698. 17368. 12-23 9600. 0. 0. 0. 9600. 38634. 1303332. 12936. 12-24 9600. 0. 0. 0. 9600. 31391. 1334723. 9556. 12-25 9600. 0. 0. 0. 9600. 25236. 1359959. 6985. 12-26 9600. 0. 0. 0. 9600. 20005. 1379964. 5034. Sub-T 120800. 0. 0. 0. 120800. 1379964. 1379964. 846917. After 61600. 0. 0. 0. 61600. 46971. 1426934. 9432. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 856349. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT A 4H TABLE 64 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 742.270 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 563.076 20.0000 437.542 REMARKS PERFS: - CENTRAL 25.0000 346.660 30.0000 279.096 35.0000 227.757 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 10.615 0.000 12. 0.764 0.000 1. 103.83 4.75 12-16 1. 59.961 0.000 69. 4.317 0.000 5. 103.83 4.75 12-17 1. 29.697 0.000 34. 2.138 0.000 2. 103.83 4.75 12-18 1. 20.990 0.000 24. 1.511 0.000 2. 103.83 4.75 12-19 1. 16.577 0.000 19. 1.194 0.000 1. 103.83 4.75 12-20 1. 13.836 0.000 16. 0.996 0.000 1. 103.83 4.75 12-21 1. 11.756 0.000 13. 0.846 0.000 1. 103.83 4.75 12-22 1. 9.993 0.000 11. 0.719 0.000 1. 103.83 4.75 12-23 1. 8.494 0.000 10. 0.612 0.000 1. 103.83 4.75 12-24 1. 7.220 0.000 8. 0.520 0.000 1. 103.83 4.75 12-25 1. 6.137 0.000 7. 0.442 0.000 0. 103.83 4.75 12-26 1. 5.216 0.000 6. 0.376 0.000 0. 103.83 4.75 Sub-T 1. 200.494 0.000 230. 14.436 0.000 17. 103.83 4.75 After 1. 21.395 0.000 23. 1.540 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 79355. 0. 4207. 0. 83563. 3966. 2547. 77050. 12-16 448257. 0. 23725. 0. 471982. 22399. 14387. 435196. 12-17 222010. 0. 11702. 0. 233711. 11090. 7124. 215498. 12-18 156918. 0. 8238. 0. 165156. 7836. 5034. 152285. 12-19 123925. 0. 6480. 0. 130405. 6187. 3975. 120244. 12-20 103437. 0. 5388. 0. 108825. 5162. 3317. 100345. 12-21 87888. 0. 4560. 0. 92448. 4385. 2818. 85245. 12-22 74705. 0. 3861. 0. 78565. 3726. 2395. 72445. 12-23 63499. 0. 3269. 0. 66768. 3166. 2035. 61566. 12-24 53974. 0. 2767. 0. 56742. 2690. 1730. 52322. 12-25 45878. 0. 2343. 0. 48221. 2286. 1470. 44465. 12-26 38996. 0. 1984. 0. 40980. 1943. 1249. 37788. Sub-T 1498843. 0. 78522. 0. 1577366. 74836. 48081. 1454449. After 159944. 0. 8021. 0. 167965. 7959. 5120. 154886. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 800. 0. 0. 0. 800. 76250. 76250. 52287. 12-16 9600. 0. 0. 0. 9600. 425596. 501846. 279662. 12-17 9600. 0. 0. 0. 9600. 205898. 707743. 122378. 12-18 9600. 0. 0. 0. 9600. 142685. 850428. 77000. 12-19 9600. 0. 0. 0. 9600. 110644. 961072. 54249. 12-20 9600. 0. 0. 0. 9600. 90745. 1051818. 40436. 12-21 9600. 0. 0. 0. 9600. 75645. 1127462. 30644. 12-22 9600. 0. 0. 0. 9600. 62845. 1190307. 23145. 12-23 9600. 0. 0. 0. 9600. 51966. 1242274. 17399. 12-24 9600. 0. 0. 0. 9600. 42722. 1284995. 13004. 12-25 9600. 0. 0. 0. 9600. 34865. 1319860. 9649. 12-26 9600. 0. 0. 0. 9600. 28188. 1348049. 7092. Sub-T 106400. 0. 0. 0. 106400. 1348049. 1348049. 726945. After 76000. 0. 0. 0. 76000. 78886. 1426934. 15325. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 742270. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT A 5H TABLE 65 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 707.726 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 525.071 20.0000 399.419 REMARKS PERFS: - CENTRAL 25.0000 310.063 30.0000 244.784 35.0000 196.022 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 48.316 0.000 56. 3.479 0.000 4. 103.83 4.75 12-17 1. 38.702 0.000 45. 2.787 0.000 3. 103.83 4.75 12-18 1. 24.470 0.000 28. 1.762 0.000 2. 103.83 4.75 12-19 1. 18.482 0.000 21. 1.331 0.000 2. 103.83 4.75 12-20 1. 15.073 0.000 17. 1.085 0.000 1. 103.83 4.75 12-21 1. 12.752 0.000 14. 0.918 0.000 1. 103.83 4.75 12-22 1. 10.839 0.000 12. 0.780 0.000 1. 103.83 4.75 12-23 1. 9.213 0.000 10. 0.663 0.000 1. 103.83 4.75 12-24 1. 7.831 0.000 9. 0.564 0.000 1. 103.83 4.75 12-25 1. 6.656 0.000 7. 0.479 0.000 1. 103.83 4.75 12-26 1. 5.658 0.000 6. 0.407 0.000 0. 103.83 4.75 Sub-T 1. 197.992 0.000 227. 14.255 0.000 16. 103.83 4.75 After 1. 23.897 0.000 26. 1.721 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 361197. 0. 19136. 0. 380332. 18050. 11593. 350689. 12-17 289324. 0. 15280. 0. 304604. 14455. 9285. 280864. 12-18 182929. 0. 9623. 0. 192552. 9136. 5869. 177546. 12-19 138170. 0. 7239. 0. 145409. 6899. 4432. 134078. 12-20 112683. 0. 5881. 0. 118564. 5624. 3614. 109325. 12-21 95328. 0. 4955. 0. 100283. 4757. 3057. 92470. 12-22 81029. 0. 4196. 0. 85224. 4042. 2598. 78585. 12-23 68875. 0. 3552. 0. 72427. 3435. 2208. 66784. 12-24 58543. 0. 3008. 0. 61551. 2919. 1876. 56756. 12-25 49762. 0. 2546. 0. 52308. 2480. 1595. 48234. 12-26 42298. 0. 2156. 0. 44454. 2107. 1355. 40991. Sub-T 1480137. 0. 77572. 0. 1557709. 73904. 47482. 1436323. After 178650. 0. 8972. 0. 187622. 8891. 5719. 173012. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 5600. 0. 0. 0. 5600. 345089. 345089. 221311. 12-17 9600. 0. 0. 0. 9600. 271264. 616354. 161456. 12-18 9600. 0. 0. 0. 9600. 167946. 784299. 90676. 12-19 9600. 0. 0. 0. 9600. 124478. 908778. 61048. 12-20 9600. 0. 0. 0. 9600. 99725. 1008503. 44443. 12-21 9600. 0. 0. 0. 9600. 82870. 1091373. 33570. 12-22 9600. 0. 0. 0. 9600. 68985. 1160358. 25405. 12-23 9600. 0. 0. 0. 9600. 57184. 1217542. 19146. 12-24 9600. 0. 0. 0. 9600. 47156. 1264698. 14354. 12-25 9600. 0. 0. 0. 9600. 38634. 1303332. 10691. 12-26 9600. 0. 0. 0. 9600. 31391. 1334723. 7898. Sub-T 101600. 0. 0. 0. 101600. 1334723. 1334723. 689998. After 80800. 0. 0. 0. 80800. 92212. 1426934. 17728. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 707727. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT B 1H TABLE 66 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 658.902 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 472.818 20.0000 348.372 REMARKS PERFS: - CENTRAL 25.0000 262.281 30.0000 201.060 35.0000 156.514 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 60.463 0.000 70. 4.353 0.000 5. 103.83 4.75 12-18 1. 33.491 0.000 39. 2.411 0.000 3. 103.83 4.75 12-19 1. 22.574 0.000 26. 1.625 0.000 2. 103.83 4.75 12-20 1. 17.469 0.000 20. 1.258 0.000 1. 103.83 4.75 12-21 1. 14.429 0.000 16. 1.039 0.000 1. 103.83 4.75 12-22 1. 12.244 0.000 14. 0.882 0.000 1. 103.83 4.75 12-23 1. 10.407 0.000 12. 0.749 0.000 1. 103.83 4.75 12-24 1. 8.846 0.000 10. 0.637 0.000 1. 103.83 4.75 12-25 1. 7.519 0.000 8. 0.541 0.000 1. 103.83 4.75 12-26 1. 6.391 0.000 7. 0.460 0.000 1. 103.83 4.75 Sub-T 1. 193.835 0.000 222. 13.956 0.000 16. 103.83 4.75 After 1. 28.053 0.000 31. 2.020 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 452006. 0. 23938. 0. 475944. 22588. 14507. 438849. 12-18 250372. 0. 13210. 0. 263582. 12508. 8034. 243040. 12-19 168760. 0. 8868. 0. 177628. 8428. 5414. 163785. 12-20 130598. 0. 6836. 0. 137434. 6520. 4189. 126724. 12-21 107871. 0. 5624. 0. 113495. 5384. 3460. 104652. 12-22 91533. 0. 4753. 0. 96286. 4567. 2935. 88784. 12-23 77803. 0. 4025. 0. 81827. 3881. 2494. 75452. 12-24 66132. 0. 3407. 0. 69540. 3298. 2120. 64122. 12-25 56212. 0. 2885. 0. 59097. 2802. 1801. 54494. 12-26 47781. 0. 2443. 0. 50223. 2381. 1531. 46311. Sub-T 1449066. 0. 75989. 0. 1525055. 72356. 46486. 1406213. After 209721. 0. 10554. 0. 220275. 10439. 6715. 203122. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 8000. 0. 0. 0. 8000. 430849. 430849. 255052. 12-18 9600. 0. 0. 0. 9600. 233440. 664288. 126207. 12-19 9600. 0. 0. 0. 9600. 154185. 818474. 75659. 12-20 9600. 0. 0. 0. 9600. 117124. 935598. 52212. 12-21 9600. 0. 0. 0. 9600. 95052. 1030650. 38506. 12-22 9600. 0. 0. 0. 9600. 79184. 1109834. 29161. 12-23 9600. 0. 0. 0. 9600. 65852. 1175686. 22047. 12-24 9600. 0. 0. 0. 9600. 54522. 1230208. 16595. 12-25 9600. 0. 0. 0. 9600. 44894. 1275102. 12423. 12-26 9600. 0. 0. 0. 9600. 36711. 1311813. 9236. Sub-T 94400. 0. 0. 0. 94400. 1311813. 1311813. 637099. After 88000. 0. 0. 0. 88000. 115122. 1426934. 21803. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 658902. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT B 2H TABLE 67 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 941.984 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 798.567 20.0000 690.196 REMARKS PERFS: - CENTRAL 25.0000 605.591 30.0000 537.789 35.0000 482.287 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 48.316 0.000 56. 3.479 0.000 4. 103.83 4.75 12-14 1. 38.702 0.000 45. 2.787 0.000 3. 103.83 4.75 12-15 1. 24.470 0.000 28. 1.762 0.000 2. 103.83 4.75 12-16 1. 18.482 0.000 21. 1.331 0.000 2. 103.83 4.75 12-17 1. 15.073 0.000 17. 1.085 0.000 1. 103.83 4.75 12-18 1. 12.752 0.000 14. 0.918 0.000 1. 103.83 4.75 12-19 1. 10.839 0.000 12. 0.780 0.000 1. 103.83 4.75 12-20 1. 9.213 0.000 10. 0.663 0.000 1. 103.83 4.75 12-21 1. 7.831 0.000 9. 0.564 0.000 1. 103.83 4.75 12-22 1. 6.656 0.000 7. 0.479 0.000 1. 103.83 4.75 12-23 1. 5.658 0.000 6. 0.407 0.000 0. 103.83 4.75 12-24 1. 4.809 0.000 5. 0.346 0.000 0. 103.83 4.75 12-25 1. 4.088 0.000 5. 0.294 0.000 0. 103.83 4.75 12-26 1. 3.475 0.000 4. 0.250 0.000 0. 103.83 4.75 Sub-T 1. 210.363 0.000 241. 15.146 0.000 17. 103.83 4.75 After 1. 11.525 0.000 13. 0.830 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 361197. 0. 19136. 0. 380332. 18050. 11593. 350689. 12-14 289324. 0. 15280. 0. 304604. 14455. 9285. 280864. 12-15 182929. 0. 9623. 0. 192552. 9136. 5869. 177546. 12-16 138170. 0. 7239. 0. 145409. 6899. 4432. 134078. 12-17 112683. 0. 5881. 0. 118564. 5624. 3614. 109325. 12-18 95328. 0. 4955. 0. 100283. 4757. 3057. 92470. 12-19 81029. 0. 4196. 0. 85224. 4042. 2598. 78585. 12-20 68875. 0. 3552. 0. 72427. 3435. 2208. 66784. 12-21 58543. 0. 3008. 0. 61551. 2919. 1876. 56756. 12-22 49762. 0. 2546. 0. 52308. 2480. 1595. 48234. 12-23 42298. 0. 2156. 0. 44454. 2107. 1355. 40991. 12-24 35953. 0. 1825. 0. 37778. 1791. 1152. 34836. 12-25 30560. 0. 1545. 0. 32105. 1522. 979. 29605. 12-26 25976. 0. 1308. 0. 27284. 1293. 832. 25160. Sub-T 1572626. 0. 82251. 0. 1654877. 78510. 50444. 1525923. After 86161. 0. 4292. 0. 90454. 4285. 2757. 83411. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5600. 0. 0. 0. 5600. 345089. 345089. 294566. 12-14 9600. 0. 0. 0. 9600. 271264. 616354. 214899. 12-15 9600. 0. 0. 0. 9600. 167946. 784299. 120690. 12-16 9600. 0. 0. 0. 9600. 124478. 908778. 81255. 12-17 9600. 0. 0. 0. 9600. 99725. 1008503. 59153. 12-18 9600. 0. 0. 0. 9600. 82870. 1091373. 44682. 12-19 9600. 0. 0. 0. 9600. 68985. 1160358. 33815. 12-20 9600. 0. 0. 0. 9600. 57184. 1217542. 25483. 12-21 9600. 0. 0. 0. 9600. 47156. 1264698. 19105. 12-22 9600. 0. 0. 0. 9600. 38634. 1303332. 14230. 12-23 9600. 0. 0. 0. 9600. 31391. 1334723. 10512. 12-24 9600. 0. 0. 0. 9600. 25236. 1359959. 7683. 12-25 9600. 0. 0. 0. 9600. 20005. 1379964. 5538. 12-26 9600. 0. 0. 0. 9600. 15560. 1395524. 3916. Sub-T 130400. 0. 0. 0. 130400. 1395524. 1395524. 935525. After 52000. 0. 0. 0. 52000. 31411. 1426934. 6459. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 941984. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT B 3H TABLE 68 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 816.497 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 647.537 20.0000 525.050 REMARKS PERFS: - CENTRAL 25.0000 433.326 30.0000 362.825 35.0000 307.472 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 10.615 0.000 12. 0.764 0.000 1. 103.83 4.75 12-15 1. 59.961 0.000 69. 4.317 0.000 5. 103.83 4.75 12-16 1. 29.697 0.000 34. 2.138 0.000 2. 103.83 4.75 12-17 1. 20.990 0.000 24. 1.511 0.000 2. 103.83 4.75 12-18 1. 16.577 0.000 19. 1.194 0.000 1. 103.83 4.75 12-19 1. 13.836 0.000 16. 0.996 0.000 1. 103.83 4.75 12-20 1. 11.756 0.000 13. 0.846 0.000 1. 103.83 4.75 12-21 1. 9.993 0.000 11. 0.719 0.000 1. 103.83 4.75 12-22 1. 8.494 0.000 10. 0.612 0.000 1. 103.83 4.75 12-23 1. 7.220 0.000 8. 0.520 0.000 1. 103.83 4.75 12-24 1. 6.137 0.000 7. 0.442 0.000 0. 103.83 4.75 12-25 1. 5.216 0.000 6. 0.376 0.000 0. 103.83 4.75 12-26 1. 4.434 0.000 5. 0.319 0.000 0. 103.83 4.75 Sub-T 1. 204.928 0.000 235. 14.755 0.000 17. 103.83 4.75 After 1. 16.961 0.000 19. 1.221 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 79355. 0. 4207. 0. 83563. 3966. 2547. 77050. 12-15 448257. 0. 23725. 0. 471982. 22399. 14387. 435196. 12-16 222010. 0. 11702. 0. 233711. 11090. 7124. 215498. 12-17 156918. 0. 8238. 0. 165156. 7836. 5034. 152285. 12-18 123925. 0. 6480. 0. 130405. 6187. 3975. 120244. 12-19 103437. 0. 5388. 0. 108825. 5162. 3317. 100345. 12-20 87888. 0. 4560. 0. 92448. 4385. 2818. 85245. 12-21 74705. 0. 3861. 0. 78565. 3726. 2395. 72445. 12-22 63499. 0. 3269. 0. 66768. 3166. 2035. 61566. 12-23 53974. 0. 2767. 0. 56742. 2690. 1730. 52322. 12-24 45878. 0. 2343. 0. 48221. 2286. 1470. 44465. 12-25 38996. 0. 1984. 0. 40980. 1943. 1249. 37788. 12-26 33147. 0. 1680. 0. 34827. 1651. 1062. 32114. Sub-T 1531990. 0. 80202. 0. 1612192. 76487. 49143. 1486563. After 126797. 0. 6341. 0. 133138. 6308. 4059. 122771. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 800. 0. 0. 0. 800. 76250. 76250. 57515. 12-15 9600. 0. 0. 0. 9600. 425596. 501846. 307628. 12-16 9600. 0. 0. 0. 9600. 205898. 707743. 134615. 12-17 9600. 0. 0. 0. 9600. 142685. 850428. 84700. 12-18 9600. 0. 0. 0. 9600. 110644. 961072. 59674. 12-19 9600. 0. 0. 0. 9600. 90745. 1051818. 44480. 12-20 9600. 0. 0. 0. 9600. 75645. 1127462. 33708. 12-21 9600. 0. 0. 0. 9600. 62845. 1190307. 25459. 12-22 9600. 0. 0. 0. 9600. 51966. 1242274. 19139. 12-23 9600. 0. 0. 0. 9600. 42722. 1284995. 14305. 12-24 9600. 0. 0. 0. 9600. 34865. 1319860. 10613. 12-25 9600. 0. 0. 0. 9600. 28188. 1348049. 7802. 12-26 9600. 0. 0. 0. 9600. 22514. 1370563. 5665. Sub-T 116000. 0. 0. 0. 116000. 1370563. 1370563. 805305. After 66400. 0. 0. 0. 66400. 56371. 1426934. 11192. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 816497. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT B 4H TABLE 69 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 742.270 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 563.076 20.0000 437.542 REMARKS PERFS: - CENTRAL 25.0000 346.660 30.0000 279.096 35.0000 227.757 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 10.615 0.000 12. 0.764 0.000 1. 103.83 4.75 12-16 1. 59.961 0.000 69. 4.317 0.000 5. 103.83 4.75 12-17 1. 29.697 0.000 34. 2.138 0.000 2. 103.83 4.75 12-18 1. 20.990 0.000 24. 1.511 0.000 2. 103.83 4.75 12-19 1. 16.577 0.000 19. 1.194 0.000 1. 103.83 4.75 12-20 1. 13.836 0.000 16. 0.996 0.000 1. 103.83 4.75 12-21 1. 11.756 0.000 13. 0.846 0.000 1. 103.83 4.75 12-22 1. 9.993 0.000 11. 0.719 0.000 1. 103.83 4.75 12-23 1. 8.494 0.000 10. 0.612 0.000 1. 103.83 4.75 12-24 1. 7.220 0.000 8. 0.520 0.000 1. 103.83 4.75 12-25 1. 6.137 0.000 7. 0.442 0.000 0. 103.83 4.75 12-26 1. 5.216 0.000 6. 0.376 0.000 0. 103.83 4.75 Sub-T 1. 200.494 0.000 230. 14.436 0.000 17. 103.83 4.75 After 1. 21.395 0.000 23. 1.540 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 79355. 0. 4207. 0. 83563. 3966. 2547. 77050. 12-16 448257. 0. 23725. 0. 471982. 22399. 14387. 435196. 12-17 222010. 0. 11702. 0. 233711. 11090. 7124. 215498. 12-18 156918. 0. 8238. 0. 165156. 7836. 5034. 152285. 12-19 123925. 0. 6480. 0. 130405. 6187. 3975. 120244. 12-20 103437. 0. 5388. 0. 108825. 5162. 3317. 100345. 12-21 87888. 0. 4560. 0. 92448. 4385. 2818. 85245. 12-22 74705. 0. 3861. 0. 78565. 3726. 2395. 72445. 12-23 63499. 0. 3269. 0. 66768. 3166. 2035. 61566. 12-24 53974. 0. 2767. 0. 56742. 2690. 1730. 52322. 12-25 45878. 0. 2343. 0. 48221. 2286. 1470. 44465. 12-26 38996. 0. 1984. 0. 40980. 1943. 1249. 37788. Sub-T 1498843. 0. 78522. 0. 1577366. 74836. 48081. 1454449. After 159944. 0. 8021. 0. 167965. 7959. 5120. 154886. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 800. 0. 0. 0. 800. 76250. 76250. 52287. 12-16 9600. 0. 0. 0. 9600. 425596. 501846. 279662. 12-17 9600. 0. 0. 0. 9600. 205898. 707743. 122378. 12-18 9600. 0. 0. 0. 9600. 142685. 850428. 77000. 12-19 9600. 0. 0. 0. 9600. 110644. 961072. 54249. 12-20 9600. 0. 0. 0. 9600. 90745. 1051818. 40436. 12-21 9600. 0. 0. 0. 9600. 75645. 1127462. 30644. 12-22 9600. 0. 0. 0. 9600. 62845. 1190307. 23145. 12-23 9600. 0. 0. 0. 9600. 51966. 1242274. 17399. 12-24 9600. 0. 0. 0. 9600. 42722. 1284995. 13004. 12-25 9600. 0. 0. 0. 9600. 34865. 1319860. 9649. 12-26 9600. 0. 0. 0. 9600. 28188. 1348049. 7092. Sub-T 106400. 0. 0. 0. 106400. 1348049. 1348049. 726945. After 76000. 0. 0. 0. 76000. 78886. 1426934. 15325. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 742270. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT B 5H TABLE 70 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 707.726 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 525.071 20.0000 399.419 REMARKS PERFS: - CENTRAL 25.0000 310.063 30.0000 244.784 35.0000 196.022 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 48.316 0.000 56. 3.479 0.000 4. 103.83 4.75 12-17 1. 38.702 0.000 45. 2.787 0.000 3. 103.83 4.75 12-18 1. 24.470 0.000 28. 1.762 0.000 2. 103.83 4.75 12-19 1. 18.482 0.000 21. 1.331 0.000 2. 103.83 4.75 12-20 1. 15.073 0.000 17. 1.085 0.000 1. 103.83 4.75 12-21 1. 12.752 0.000 14. 0.918 0.000 1. 103.83 4.75 12-22 1. 10.839 0.000 12. 0.780 0.000 1. 103.83 4.75 12-23 1. 9.213 0.000 10. 0.663 0.000 1. 103.83 4.75 12-24 1. 7.831 0.000 9. 0.564 0.000 1. 103.83 4.75 12-25 1. 6.656 0.000 7. 0.479 0.000 1. 103.83 4.75 12-26 1. 5.658 0.000 6. 0.407 0.000 0. 103.83 4.75 Sub-T 1. 197.992 0.000 227. 14.255 0.000 16. 103.83 4.75 After 1. 23.897 0.000 26. 1.721 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 361197. 0. 19136. 0. 380332. 18050. 11593. 350689. 12-17 289324. 0. 15280. 0. 304604. 14455. 9285. 280864. 12-18 182929. 0. 9623. 0. 192552. 9136. 5869. 177546. 12-19 138170. 0. 7239. 0. 145409. 6899. 4432. 134078. 12-20 112683. 0. 5881. 0. 118564. 5624. 3614. 109325. 12-21 95328. 0. 4955. 0. 100283. 4757. 3057. 92470. 12-22 81029. 0. 4196. 0. 85224. 4042. 2598. 78585. 12-23 68875. 0. 3552. 0. 72427. 3435. 2208. 66784. 12-24 58543. 0. 3008. 0. 61551. 2919. 1876. 56756. 12-25 49762. 0. 2546. 0. 52308. 2480. 1595. 48234. 12-26 42298. 0. 2156. 0. 44454. 2107. 1355. 40991. Sub-T 1480137. 0. 77572. 0. 1557709. 73904. 47482. 1436323. After 178650. 0. 8972. 0. 187622. 8891. 5719. 173012. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 5600. 0. 0. 0. 5600. 345089. 345089. 221311. 12-17 9600. 0. 0. 0. 9600. 271264. 616354. 161456. 12-18 9600. 0. 0. 0. 9600. 167946. 784299. 90676. 12-19 9600. 0. 0. 0. 9600. 124478. 908778. 61048. 12-20 9600. 0. 0. 0. 9600. 99725. 1008503. 44443. 12-21 9600. 0. 0. 0. 9600. 82870. 1091373. 33570. 12-22 9600. 0. 0. 0. 9600. 68985. 1160358. 25405. 12-23 9600. 0. 0. 0. 9600. 57184. 1217542. 19146. 12-24 9600. 0. 0. 0. 9600. 47156. 1264698. 14354. 12-25 9600. 0. 0. 0. 9600. 38634. 1303332. 10691. 12-26 9600. 0. 0. 0. 9600. 31391. 1334723. 7898. Sub-T 101600. 0. 0. 0. 101600. 1334723. 1334723. 689998. After 80800. 0. 0. 0. 80800. 92212. 1426934. 17728. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 707727. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT C 1H TABLE 71 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 10.0000 751.971 FINAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 15.0000 658.763 20.0000 587.631 REMARKS PERFS: - CENTRAL 25.0000 531.500 30.0000 485.997 35.0000 448.292 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 32.836 0.000 38. 1.752 0.000 2. 103.83 4.75 12-13 1. 46.468 0.000 54. 2.479 0.000 3. 103.83 4.75 12-14 1. 26.786 0.000 31. 1.429 0.000 2. 103.83 4.75 12-15 1. 19.644 0.000 23. 1.048 0.000 1. 103.83 4.75 12-16 1. 15.784 0.000 18. 0.842 0.000 1. 103.83 4.75 12-17 1. 13.281 0.000 15. 0.708 0.000 1. 103.83 4.75 12-18 1. 11.288 0.000 13. 0.602 0.000 1. 103.83 4.75 12-19 1. 9.595 0.000 11. 0.512 0.000 1. 103.83 4.75 12-20 1. 8.156 0.000 9. 0.435 0.000 0. 103.83 4.75 12-21 1. 6.932 0.000 8. 0.370 0.000 0. 103.83 4.75 12-22 1. 5.893 0.000 7. 0.314 0.000 0. 103.83 4.75 12-23 1. 5.009 0.000 6. 0.267 0.000 0. 103.83 4.75 12-24 1. 4.257 0.000 5. 0.227 0.000 0. 103.83 4.75 12-25 1. 3.619 0.000 4. 0.193 0.000 0. 103.83 4.75 12-26 1. 3.076 0.000 3. 0.164 0.000 0. 103.83 4.75 Sub-T 1. 212.623 0.000 243. 11.342 0.000 13. 103.83 4.75 After 1. 9.591 0.000 10. 0.512 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 11.854 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 181868. 0. 9639. 0. 191507. 9089. 5837. 176581. 12-13 257373. 0. 13607. 0. 270980. 12860. 8260. 249860. 12-14 148363. 0. 7812. 0. 156175. 7411. 4760. 144004. 12-15 108800. 0. 5706. 0. 114506. 5433. 3490. 105583. 12-16 87421. 0. 4567. 0. 91988. 4364. 2804. 84820. 12-17 73558. 0. 3827. 0. 77385. 3671. 2359. 71356. 12-18 62523. 0. 3241. 0. 65764. 3119. 2005. 60640. 12-19 53145. 0. 2744. 0. 55888. 2650. 1704. 51534. 12-20 45173. 0. 2323. 0. 47496. 2252. 1448. 43796. 12-21 38397. 0. 1967. 0. 40364. 1914. 1230. 37220. 12-22 32637. 0. 1665. 0. 34303. 1626. 1046. 31631. 12-23 27742. 0. 1410. 0. 29152. 1382. 889. 26881. 12-24 23581. 0. 1194. 0. 24774. 1174. 755. 22845. 12-25 20043. 0. 1011. 0. 21054. 998. 642. 19414. 12-26 17037. 0. 856. 0. 17893. 848. 545. 16499. Sub-T 1177660. 0. 61567. 0. 1239228. 58790. 37774. 1142664. After 53122. 0. 2640. 0. 55762. 2642. 1700. 51421. Total 1230782. 0. 64208. 0. 1294990. 61432. 39474. 1194084. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 2276. 0. 0. 0. 2276. 174305. 174305. 161280. 12-13 6828. 0. 0. 0. 6828. 243032. 417337. 212057. 12-14 6828. 0. 0. 0. 6828. 137176. 554513. 108472. 12-15 6828. 0. 0. 0. 6828. 98755. 653268. 70920. 12-16 6828. 0. 0. 0. 6828. 77992. 731260. 50892. 12-17 6828. 0. 0. 0. 6828. 64528. 795788. 38271. 12-18 6828. 0. 0. 0. 6828. 53812. 849599. 29015. 12-19 6828. 0. 0. 0. 6828. 44706. 894305. 21914. 12-20 6828. 0. 0. 0. 6828. 36968. 931273. 16474. 12-21 6828. 0. 0. 0. 6828. 30391. 961665. 12313. 12-22 6828. 0. 0. 0. 6828. 24803. 986467. 9136. 12-23 6828. 0. 0. 0. 6828. 20053. 1006520. 6715. 12-24 6828. 0. 0. 0. 6828. 16017. 1022537. 4877. 12-25 6828. 0. 0. 0. 6828. 12586. 1035123. 3484. 12-26 6828. 0. 0. 0. 6828. 9671. 1044795. 2434. Sub-T 97869. 0. 0. 0. 97869. 1044795. 1044795. 748255. After 33571. 0. 0. 0. 33571. 17850. 1062644. 3716. Total 131440. 0. 0. 0. 131440. 1062644. 1062644. 751971. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT C 2H TABLE 72 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 10.0000 683.610 FINAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 15.0000 572.837 20.0000 489.692 REMARKS PERFS: - CENTRAL 25.0000 425.200 30.0000 373.844 35.0000 332.068 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 32.836 0.000 38. 1.752 0.000 2. 103.83 4.75 12-14 1. 46.468 0.000 54. 2.479 0.000 3. 103.83 4.75 12-15 1. 26.786 0.000 31. 1.429 0.000 2. 103.83 4.75 12-16 1. 19.644 0.000 23. 1.048 0.000 1. 103.83 4.75 12-17 1. 15.784 0.000 18. 0.842 0.000 1. 103.83 4.75 12-18 1. 13.281 0.000 15. 0.708 0.000 1. 103.83 4.75 12-19 1. 11.288 0.000 13. 0.602 0.000 1. 103.83 4.75 12-20 1. 9.595 0.000 11. 0.512 0.000 1. 103.83 4.75 12-21 1. 8.156 0.000 9. 0.435 0.000 0. 103.83 4.75 12-22 1. 6.932 0.000 8. 0.370 0.000 0. 103.83 4.75 12-23 1. 5.893 0.000 7. 0.314 0.000 0. 103.83 4.75 12-24 1. 5.009 0.000 6. 0.267 0.000 0. 103.83 4.75 12-25 1. 4.257 0.000 5. 0.227 0.000 0. 103.83 4.75 12-26 1. 3.619 0.000 4. 0.193 0.000 0. 103.83 4.75 Sub-T 1. 209.547 0.000 240. 11.178 0.000 13. 103.83 4.75 After 1. 12.667 0.000 14. 0.676 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 11.854 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 181868. 0. 9639. 0. 191507. 9089. 5837. 176581. 12-14 257373. 0. 13607. 0. 270980. 12860. 8260. 249860. 12-15 148363. 0. 7812. 0. 156175. 7411. 4760. 144004. 12-16 108800. 0. 5706. 0. 114506. 5433. 3490. 105583. 12-17 87421. 0. 4567. 0. 91988. 4364. 2804. 84820. 12-18 73558. 0. 3827. 0. 77385. 3671. 2359. 71356. 12-19 62523. 0. 3241. 0. 65764. 3119. 2005. 60640. 12-20 53145. 0. 2744. 0. 55888. 2650. 1704. 51534. 12-21 45173. 0. 2323. 0. 47496. 2252. 1448. 43796. 12-22 38397. 0. 1967. 0. 40364. 1914. 1230. 37220. 12-23 32637. 0. 1665. 0. 34303. 1626. 1046. 31631. 12-24 27742. 0. 1410. 0. 29152. 1382. 889. 26881. 12-25 23581. 0. 1194. 0. 24774. 1174. 755. 22845. 12-26 20043. 0. 1011. 0. 21054. 998. 642. 19414. Sub-T 1160623. 0. 60712. 0. 1221335. 57942. 37229. 1126164. After 70159. 0. 3496. 0. 73655. 3490. 2245. 67920. Total 1230782. 0. 64208. 0. 1294990. 61432. 39474. 1194084. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 2276. 0. 0. 0. 2276. 174305. 174305. 146619. 12-14 6828. 0. 0. 0. 6828. 243032. 417337. 192779. 12-15 6828. 0. 0. 0. 6828. 137176. 554513. 98611. 12-16 6828. 0. 0. 0. 6828. 98755. 653268. 64473. 12-17 6828. 0. 0. 0. 6828. 77992. 731260. 46266. 12-18 6828. 0. 0. 0. 6828. 64528. 795788. 34791. 12-19 6828. 0. 0. 0. 6828. 53812. 849599. 26377. 12-20 6828. 0. 0. 0. 6828. 44706. 894305. 19922. 12-21 6828. 0. 0. 0. 6828. 36968. 931273. 14977. 12-22 6828. 0. 0. 0. 6828. 30391. 961665. 11194. 12-23 6828. 0. 0. 0. 6828. 24803. 986467. 8305. 12-24 6828. 0. 0. 0. 6828. 20053. 1006520. 6105. 12-25 6828. 0. 0. 0. 6828. 16017. 1022537. 4433. 12-26 6828. 0. 0. 0. 6828. 12586. 1035123. 3168. Sub-T 91041. 0. 0. 0. 91041. 1035123. 1035123. 678019. After 40399. 0. 0. 0. 40399. 27521. 1062644. 5591. Total 131440. 0. 0. 0. 131440. 1062644. 1062644. 683610. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT C 3H TABLE 73 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 10.0000 606.831 FINAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 15.0000 481.015 20.0000 389.894 REMARKS PERFS: - CENTRAL 25.0000 321.703 30.0000 269.315 35.0000 228.197 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 10.615 0.000 12. 0.566 0.000 1. 103.83 4.75 12-15 1. 59.961 0.000 69. 3.199 0.000 4. 103.83 4.75 12-16 1. 29.697 0.000 34. 1.584 0.000 2. 103.83 4.75 12-17 1. 20.990 0.000 24. 1.120 0.000 1. 103.83 4.75 12-18 1. 16.577 0.000 19. 0.884 0.000 1. 103.83 4.75 12-19 1. 13.836 0.000 16. 0.738 0.000 1. 103.83 4.75 12-20 1. 11.756 0.000 13. 0.627 0.000 1. 103.83 4.75 12-21 1. 9.993 0.000 11. 0.533 0.000 1. 103.83 4.75 12-22 1. 8.494 0.000 10. 0.453 0.000 1. 103.83 4.75 12-23 1. 7.220 0.000 8. 0.385 0.000 0. 103.83 4.75 12-24 1. 6.137 0.000 7. 0.327 0.000 0. 103.83 4.75 12-25 1. 5.216 0.000 6. 0.278 0.000 0. 103.83 4.75 12-26 1. 4.434 0.000 5. 0.237 0.000 0. 103.83 4.75 Sub-T 1. 204.928 0.000 235. 10.932 0.000 13. 103.83 4.75 After 1. 17.286 0.000 19. 0.922 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 11.854 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 58794. 0. 3117. 0. 61911. 2938. 1887. 57085. 12-15 332110. 0. 17577. 0. 349688. 16595. 10659. 322433. 12-16 164485. 0. 8670. 0. 173155. 8217. 5278. 159660. 12-17 116259. 0. 6103. 0. 122362. 5806. 3730. 112827. 12-18 91815. 0. 4801. 0. 96616. 4584. 2945. 89088. 12-19 76636. 0. 3992. 0. 80627. 3825. 2458. 74345. 12-20 65116. 0. 3378. 0. 68494. 3249. 2088. 63157. 12-21 55348. 0. 2860. 0. 58208. 2761. 1774. 53674. 12-22 47046. 0. 2422. 0. 49468. 2346. 1508. 45614. 12-23 39989. 0. 2050. 0. 42039. 1993. 1281. 38765. 12-24 33991. 0. 1736. 0. 35727. 1694. 1089. 32944. 12-25 28892. 0. 1470. 0. 30362. 1439. 926. 27997. 12-26 24558. 0. 1244. 0. 25803. 1223. 787. 23793. Sub-T 1135039. 0. 59421. 0. 1194460. 56668. 36409. 1101382. After 95743. 0. 4787. 0. 100530. 4763. 3065. 92702. Total 1230782. 0. 64208. 0. 1294990. 61432. 39474. 1194084. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 569. 0. 0. 0. 569. 56516. 56516. 42631. 12-15 6828. 0. 0. 0. 6828. 315605. 372122. 228123. 12-16 6828. 0. 0. 0. 6828. 152832. 524954. 99921. 12-17 6828. 0. 0. 0. 6828. 105999. 630953. 62922. 12-18 6828. 0. 0. 0. 6828. 82259. 713212. 44365. 12-19 6828. 0. 0. 0. 6828. 67517. 780729. 33094. 12-20 6828. 0. 0. 0. 6828. 56329. 837058. 25101. 12-21 6828. 0. 0. 0. 6828. 46846. 883904. 18977. 12-22 6828. 0. 0. 0. 6828. 38786. 922690. 14285. 12-23 6828. 0. 0. 0. 6828. 31937. 954626. 10693. 12-24 6828. 0. 0. 0. 6828. 26116. 980742. 7950. 12-25 6828. 0. 0. 0. 6828. 21169. 1001911. 5859. 12-26 6828. 0. 0. 0. 6828. 16965. 1018876. 4269. Sub-T 82506. 0. 0. 0. 82506. 1018876. 1018876. 598190. After 48934. 0. 0. 0. 48934. 43768. 1062644. 8641. Total 131440. 0. 0. 0. 131440. 1062644. 1062644. 606831. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT C 4H TABLE 74 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 10.0000 501.513 FINAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 15.0000 363.717 20.0000 270.760 REMARKS PERFS: - CENTRAL 25.0000 205.890 30.0000 159.358 35.0000 125.211 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 10.615 0.000 12. 0.566 0.000 1. 103.83 4.75 12-17 1. 59.961 0.000 69. 3.199 0.000 4. 103.83 4.75 12-18 1. 29.697 0.000 34. 1.584 0.000 2. 103.83 4.75 12-19 1. 20.990 0.000 24. 1.120 0.000 1. 103.83 4.75 12-20 1. 16.577 0.000 19. 0.884 0.000 1. 103.83 4.75 12-21 1. 13.836 0.000 16. 0.738 0.000 1. 103.83 4.75 12-22 1. 11.756 0.000 13. 0.627 0.000 1. 103.83 4.75 12-23 1. 9.993 0.000 11. 0.533 0.000 1. 103.83 4.75 12-24 1. 8.494 0.000 10. 0.453 0.000 1. 103.83 4.75 12-25 1. 7.220 0.000 8. 0.385 0.000 0. 103.83 4.75 12-26 1. 6.137 0.000 7. 0.327 0.000 0. 103.83 4.75 Sub-T 1. 195.277 0.000 224. 10.417 0.000 12. 103.83 4.75 After 1. 26.936 0.000 30. 1.437 0.000 2. 103.83 4.75 Total 1. 222.214 0.000 253. 11.854 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 58794. 0. 3117. 0. 61911. 2938. 1887. 57085. 12-17 332110. 0. 17577. 0. 349688. 16595. 10659. 322433. 12-18 164485. 0. 8670. 0. 173155. 8217. 5278. 159660. 12-19 116259. 0. 6103. 0. 122362. 5806. 3730. 112827. 12-20 91815. 0. 4801. 0. 96616. 4584. 2945. 89088. 12-21 76636. 0. 3992. 0. 80627. 3825. 2458. 74345. 12-22 65116. 0. 3378. 0. 68494. 3249. 2088. 63157. 12-23 55348. 0. 2860. 0. 58208. 2761. 1774. 53674. 12-24 47046. 0. 2422. 0. 49468. 2346. 1508. 45614. 12-25 39989. 0. 2050. 0. 42039. 1993. 1281. 38765. 12-26 33991. 0. 1736. 0. 35727. 1694. 1089. 32944. Sub-T 1081588. 0. 56707. 0. 1138295. 54006. 34697. 1049592. After 149194. 0. 7501. 0. 156695. 7425. 4777. 144493. Total 1230782. 0. 64208. 0. 1294990. 61432. 39474. 1194084. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 569. 0. 0. 0. 569. 56516. 56516. 35232. 12-17 6828. 0. 0. 0. 6828. 315605. 372122. 188531. 12-18 6828. 0. 0. 0. 6828. 152832. 524954. 82579. 12-19 6828. 0. 0. 0. 6828. 105999. 630953. 52002. 12-20 6828. 0. 0. 0. 6828. 82259. 713212. 36666. 12-21 6828. 0. 0. 0. 6828. 67517. 780729. 27351. 12-22 6828. 0. 0. 0. 6828. 56329. 837058. 20744. 12-23 6828. 0. 0. 0. 6828. 46846. 883904. 15684. 12-24 6828. 0. 0. 0. 6828. 38786. 922690. 11805. 12-25 6828. 0. 0. 0. 6828. 31937. 954626. 8837. 12-26 6828. 0. 0. 0. 6828. 26116. 980742. 6570. Sub-T 68850. 0. 0. 0. 68850. 980742. 980742. 486002. After 62591. 0. 0. 0. 62591. 81902. 1062644. 15511. Total 131440. 0. 0. 0. 131440. 1062644. 1062644. 501513. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT C 5H TABLE 75 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 10.0000 513.607 FINAL 0.0711256 0.0533442 0.0533442 0.0533442 103.83 0.00 4.75 15.0000 376.650 20.0000 283.387 REMARKS PERFS: - CENTRAL 25.0000 217.702 30.0000 170.161 35.0000 134.966 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 32.836 0.000 38. 1.752 0.000 2. 103.83 4.75 12-17 1. 46.468 0.000 54. 2.479 0.000 3. 103.83 4.75 12-18 1. 26.786 0.000 31. 1.429 0.000 2. 103.83 4.75 12-19 1. 19.644 0.000 23. 1.048 0.000 1. 103.83 4.75 12-20 1. 15.784 0.000 18. 0.842 0.000 1. 103.83 4.75 12-21 1. 13.281 0.000 15. 0.708 0.000 1. 103.83 4.75 12-22 1. 11.288 0.000 13. 0.602 0.000 1. 103.83 4.75 12-23 1. 9.595 0.000 11. 0.512 0.000 1. 103.83 4.75 12-24 1. 8.156 0.000 9. 0.435 0.000 0. 103.83 4.75 12-25 1. 6.932 0.000 8. 0.370 0.000 0. 103.83 4.75 12-26 1. 5.893 0.000 7. 0.314 0.000 0. 103.83 4.75 Sub-T 1. 196.662 0.000 225. 10.491 0.000 12. 103.83 4.75 After 1. 25.552 0.000 28. 1.363 0.000 1. 103.83 4.75 Total 1. 222.214 0.000 253. 11.854 0.000 14. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 222.214 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 181868. 0. 9639. 0. 191507. 9089. 5837. 176581. 12-17 257373. 0. 13607. 0. 270980. 12860. 8260. 249860. 12-18 148363. 0. 7812. 0. 156175. 7411. 4760. 144004. 12-19 108800. 0. 5706. 0. 114506. 5433. 3490. 105583. 12-20 87421. 0. 4567. 0. 91988. 4364. 2804. 84820. 12-21 73558. 0. 3827. 0. 77385. 3671. 2359. 71356. 12-22 62523. 0. 3241. 0. 65764. 3119. 2005. 60640. 12-23 53145. 0. 2744. 0. 55888. 2650. 1704. 51534. 12-24 45173. 0. 2323. 0. 47496. 2252. 1448. 43796. 12-25 38397. 0. 1967. 0. 40364. 1914. 1230. 37220. 12-26 32637. 0. 1665. 0. 34303. 1626. 1046. 31631. Sub-T 1089258. 0. 57097. 0. 1146355. 54388. 34943. 1057024. After 141525. 0. 7110. 0. 148635. 7043. 4531. 137061. Total 1230782. 0. 64208. 0. 1294990. 61432. 39474. 1194084. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 2276. 0. 0. 0. 2276. 174305. 174305. 110157. 12-17 6828. 0. 0. 0. 6828. 243032. 417337. 144838. 12-18 6828. 0. 0. 0. 6828. 137176. 554513. 74088. 12-19 6828. 0. 0. 0. 6828. 98755. 653268. 48439. 12-20 6828. 0. 0. 0. 6828. 77992. 731260. 34760. 12-21 6828. 0. 0. 0. 6828. 64528. 795788. 26139. 12-22 6828. 0. 0. 0. 6828. 53812. 849599. 19817. 12-23 6828. 0. 0. 0. 6828. 44706. 894305. 14968. 12-24 6828. 0. 0. 0. 6828. 36968. 931273. 11252. 12-25 6828. 0. 0. 0. 6828. 30391. 961665. 8410. 12-26 6828. 0. 0. 0. 6828. 24803. 986467. 6240. Sub-T 70557. 0. 0. 0. 70557. 986467. 986467. 499108. After 60884. 0. 0. 0. 60884. 76177. 1062644. 14498. Total 131440. 0. 0. 0. 131440. 1062644. 1062644. 513606. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT D 1H TABLE 76 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 987.961 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 856.367 20.0000 756.072 REMARKS PERFS: - CENTRAL 25.0000 677.072 30.0000 613.174 35.0000 560.367 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 10.615 0.000 12. 0.764 0.000 1. 103.83 4.75 12-13 1. 59.961 0.000 69. 4.317 0.000 5. 103.83 4.75 12-14 1. 29.697 0.000 34. 2.138 0.000 2. 103.83 4.75 12-15 1. 20.990 0.000 24. 1.511 0.000 2. 103.83 4.75 12-16 1. 16.577 0.000 19. 1.194 0.000 1. 103.83 4.75 12-17 1. 13.836 0.000 16. 0.996 0.000 1. 103.83 4.75 12-18 1. 11.756 0.000 13. 0.846 0.000 1. 103.83 4.75 12-19 1. 9.993 0.000 11. 0.719 0.000 1. 103.83 4.75 12-20 1. 8.494 0.000 10. 0.612 0.000 1. 103.83 4.75 12-21 1. 7.220 0.000 8. 0.520 0.000 1. 103.83 4.75 12-22 1. 6.137 0.000 7. 0.442 0.000 0. 103.83 4.75 12-23 1. 5.216 0.000 6. 0.376 0.000 0. 103.83 4.75 12-24 1. 4.434 0.000 5. 0.319 0.000 0. 103.83 4.75 12-25 1. 3.769 0.000 4. 0.271 0.000 0. 103.83 4.75 12-26 1. 3.204 0.000 4. 0.231 0.000 0. 103.83 4.75 Sub-T 1. 211.900 0.000 242. 15.257 0.000 17. 103.83 4.75 After 1. 9.989 0.000 11. 0.719 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 79355. 0. 4207. 0. 83563. 3966. 2547. 77050. 12-13 448257. 0. 23725. 0. 471982. 22399. 14387. 435196. 12-14 222010. 0. 11702. 0. 233711. 11090. 7124. 215498. 12-15 156918. 0. 8238. 0. 165156. 7836. 5034. 152285. 12-16 123925. 0. 6480. 0. 130405. 6187. 3975. 120244. 12-17 103437. 0. 5388. 0. 108825. 5162. 3317. 100345. 12-18 87888. 0. 4560. 0. 92448. 4385. 2818. 85245. 12-19 74705. 0. 3861. 0. 78565. 3726. 2395. 72445. 12-20 63499. 0. 3269. 0. 66768. 3166. 2035. 61566. 12-21 53974. 0. 2767. 0. 56742. 2690. 1730. 52322. 12-22 45878. 0. 2343. 0. 48221. 2286. 1470. 44465. 12-23 38996. 0. 1984. 0. 40980. 1943. 1249. 37788. 12-24 33147. 0. 1680. 0. 34827. 1651. 1062. 32114. 12-25 28175. 0. 1422. 0. 29597. 1403. 902. 27292. 12-26 23949. 0. 1204. 0. 25153. 1192. 767. 23194. Sub-T 1584114. 0. 82828. 0. 1666942. 79081. 50812. 1537049. After 74673. 0. 3715. 0. 78389. 3714. 2390. 72285. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 800. 0. 0. 0. 800. 76250. 76250. 69594. 12-13 9600. 0. 0. 0. 9600. 425596. 501846. 372230. 12-14 9600. 0. 0. 0. 9600. 205898. 707743. 162885. 12-15 9600. 0. 0. 0. 9600. 142685. 850428. 102488. 12-16 9600. 0. 0. 0. 9600. 110644. 961072. 72206. 12-17 9600. 0. 0. 0. 9600. 90745. 1051818. 53821. 12-18 9600. 0. 0. 0. 9600. 75645. 1127462. 40787. 12-19 9600. 0. 0. 0. 9600. 62845. 1190307. 30805. 12-20 9600. 0. 0. 0. 9600. 51966. 1242274. 23158. 12-21 9600. 0. 0. 0. 9600. 42722. 1284995. 17309. 12-22 9600. 0. 0. 0. 9600. 34865. 1319860. 12842. 12-23 9600. 0. 0. 0. 9600. 28188. 1348049. 9440. 12-24 9600. 0. 0. 0. 9600. 22514. 1370563. 6855. 12-25 9600. 0. 0. 0. 9600. 17692. 1388255. 4898. 12-26 9600. 0. 0. 0. 9600. 13594. 1401849. 3422. Sub-T 135200. 0. 0. 0. 135200. 1401849. 1401849. 982739. After 47200. 0. 0. 0. 47200. 25085. 1426934. 5222. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 987961. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT D 2H TABLE 77 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 919.804 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 771.146 20.0000 659.443 REMARKS PERFS: - CENTRAL 25.0000 572.733 30.0000 503.647 35.0000 447.427 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 32.836 0.000 38. 2.364 0.000 3. 103.83 4.75 12-14 1. 46.468 0.000 54. 3.346 0.000 4. 103.83 4.75 12-15 1. 26.786 0.000 31. 1.929 0.000 2. 103.83 4.75 12-16 1. 19.644 0.000 23. 1.414 0.000 2. 103.83 4.75 12-17 1. 15.784 0.000 18. 1.136 0.000 1. 103.83 4.75 12-18 1. 13.281 0.000 15. 0.956 0.000 1. 103.83 4.75 12-19 1. 11.288 0.000 13. 0.813 0.000 1. 103.83 4.75 12-20 1. 9.595 0.000 11. 0.691 0.000 1. 103.83 4.75 12-21 1. 8.156 0.000 9. 0.587 0.000 1. 103.83 4.75 12-22 1. 6.932 0.000 8. 0.499 0.000 1. 103.83 4.75 12-23 1. 5.893 0.000 7. 0.424 0.000 0. 103.83 4.75 12-24 1. 5.009 0.000 6. 0.361 0.000 0. 103.83 4.75 12-25 1. 4.257 0.000 5. 0.307 0.000 0. 103.83 4.75 12-26 1. 3.619 0.000 4. 0.261 0.000 0. 103.83 4.75 Sub-T 1. 209.547 0.000 240. 15.087 0.000 17. 103.83 4.75 After 1. 12.342 0.000 13. 0.889 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 245472. 0. 13010. 0. 258482. 12267. 7879. 238335. 12-14 347382. 0. 18366. 0. 365748. 17357. 11149. 337243. 12-15 200249. 0. 10544. 0. 210794. 10002. 6425. 194366. 12-16 146850. 0. 7702. 0. 154552. 7333. 4711. 142508. 12-17 117994. 0. 6164. 0. 124158. 5890. 3785. 114484. 12-18 99283. 0. 5166. 0. 104449. 4954. 3184. 96310. 12-19 84389. 0. 4374. 0. 88763. 4210. 2706. 81847. 12-20 71730. 0. 3703. 0. 75434. 3577. 2299. 69557. 12-21 60971. 0. 3135. 0. 64106. 3040. 1954. 59112. 12-22 51825. 0. 2655. 0. 54480. 2583. 1661. 50236. 12-23 44051. 0. 2248. 0. 46299. 2195. 1411. 42693. 12-24 37444. 0. 1903. 0. 39347. 1865. 1199. 36282. 12-25 31827. 0. 1611. 0. 33438. 1585. 1019. 30834. 12-26 27053. 0. 1364. 0. 28417. 1347. 866. 26204. Sub-T 1566522. 0. 81944. 0. 1648466. 78206. 50248. 1520012. After 92265. 0. 4599. 0. 96864. 4589. 2953. 89322. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609335. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 3200. 0. 0. 0. 3200. 235135. 235135. 197787. 12-14 9600. 0. 0. 0. 9600. 327643. 562778. 259896. 12-15 9600. 0. 0. 0. 9600. 184766. 747544. 132822. 12-16 9600. 0. 0. 0. 9600. 132908. 880452. 86771. 12-17 9600. 0. 0. 0. 9600. 104884. 985336. 62218. 12-18 9600. 0. 0. 0. 9600. 86710. 1072046. 46752. 12-19 9600. 0. 0. 0. 9600. 72247. 1144293. 35414. 12-20 9600. 0. 0. 0. 9600. 59957. 1204250. 26718. 12-21 9600. 0. 0. 0. 9600. 49512. 1253763. 20059. 12-22 9600. 0. 0. 0. 9600. 40636. 1294399. 14967. 12-23 9600. 0. 0. 0. 9600. 33093. 1327492. 11082. 12-24 9600. 0. 0. 0. 9600. 26682. 1354174. 8123. 12-25 9600. 0. 0. 0. 9600. 21234. 1375408. 5878. 12-26 9600. 0. 0. 0. 9600. 16604. 1392012. 4179. Sub-T 128000. 0. 0. 0. 128000. 1392012. 1392012. 912667. After 54400. 0. 0. 0. 54400. 34922. 1426934. 7138. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 919804. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT D 3H TABLE 78 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 797.272 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 625.302 20.0000 501.655 REMARKS PERFS: - CENTRAL 25.0000 409.814 30.0000 339.791 35.0000 285.247 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 60.463 0.000 70. 4.353 0.000 5. 103.83 4.75 12-16 1. 33.491 0.000 39. 2.411 0.000 3. 103.83 4.75 12-17 1. 22.574 0.000 26. 1.625 0.000 2. 103.83 4.75 12-18 1. 17.469 0.000 20. 1.258 0.000 1. 103.83 4.75 12-19 1. 14.429 0.000 16. 1.039 0.000 1. 103.83 4.75 12-20 1. 12.244 0.000 14. 0.882 0.000 1. 103.83 4.75 12-21 1. 10.407 0.000 12. 0.749 0.000 1. 103.83 4.75 12-22 1. 8.846 0.000 10. 0.637 0.000 1. 103.83 4.75 12-23 1. 7.519 0.000 8. 0.541 0.000 1. 103.83 4.75 12-24 1. 6.391 0.000 7. 0.460 0.000 1. 103.83 4.75 12-25 1. 5.433 0.000 6. 0.391 0.000 0. 103.83 4.75 12-26 1. 4.618 0.000 5. 0.332 0.000 0. 103.83 4.75 Sub-T 1. 203.886 0.000 233. 14.680 0.000 17. 103.83 4.75 After 1. 18.003 0.000 20. 1.296 0.000 1. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 452006. 0. 23938. 0. 475944. 22588. 14507. 438849. 12-16 250372. 0. 13210. 0. 263582. 12508. 8034. 243040. 12-17 168760. 0. 8868. 0. 177628. 8428. 5414. 163785. 12-18 130598. 0. 6836. 0. 137434. 6520. 4189. 126724. 12-19 107871. 0. 5624. 0. 113495. 5384. 3460. 104652. 12-20 91533. 0. 4753. 0. 96286. 4567. 2935. 88784. 12-21 77803. 0. 4025. 0. 81827. 3881. 2494. 75452. 12-22 66132. 0. 3407. 0. 69540. 3298. 2120. 64122. 12-23 56212. 0. 2885. 0. 59097. 2802. 1801. 54494. 12-24 47781. 0. 2443. 0. 50223. 2381. 1531. 46311. 12-25 40613. 0. 2068. 0. 42682. 2023. 1301. 39357. 12-26 34521. 0. 1751. 0. 36272. 1719. 1106. 33447. Sub-T 1524201. 0. 79808. 0. 1604009. 76099. 48893. 1479018. After 134586. 0. 6735. 0. 141321. 6696. 4308. 130317. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 8000. 0. 0. 0. 8000. 430849. 430849. 308613. 12-16 9600. 0. 0. 0. 9600. 233440. 664288. 152711. 12-17 9600. 0. 0. 0. 9600. 154185. 818474. 91547. 12-18 9600. 0. 0. 0. 9600. 117124. 935598. 63177. 12-19 9600. 0. 0. 0. 9600. 95052. 1030650. 46593. 12-20 9600. 0. 0. 0. 9600. 79184. 1109834. 35285. 12-21 9600. 0. 0. 0. 9600. 65852. 1175686. 26677. 12-22 9600. 0. 0. 0. 9600. 54522. 1230208. 20080. 12-23 9600. 0. 0. 0. 9600. 44894. 1275102. 15032. 12-24 9600. 0. 0. 0. 9600. 36711. 1311813. 11175. 12-25 9600. 0. 0. 0. 9600. 29757. 1341570. 8235. 12-26 9600. 0. 0. 0. 9600. 23847. 1365417. 6001. Sub-T 113600. 0. 0. 0. 113600. 1365417. 1365417. 785126. After 68800. 0. 0. 0. 68800. 61517. 1426934. 12146. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 797272. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT D 4H TABLE 79 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 724.792 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 543.741 20.0000 418.046 REMARKS PERFS: - CENTRAL 25.0000 327.851 30.0000 261.377 35.0000 211.294 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 60.463 0.000 70. 4.353 0.000 5. 103.83 4.75 12-17 1. 33.491 0.000 39. 2.411 0.000 3. 103.83 4.75 12-18 1. 22.574 0.000 26. 1.625 0.000 2. 103.83 4.75 12-19 1. 17.469 0.000 20. 1.258 0.000 1. 103.83 4.75 12-20 1. 14.429 0.000 16. 1.039 0.000 1. 103.83 4.75 12-21 1. 12.244 0.000 14. 0.882 0.000 1. 103.83 4.75 12-22 1. 10.407 0.000 12. 0.749 0.000 1. 103.83 4.75 12-23 1. 8.846 0.000 10. 0.637 0.000 1. 103.83 4.75 12-24 1. 7.519 0.000 8. 0.541 0.000 1. 103.83 4.75 12-25 1. 6.391 0.000 7. 0.460 0.000 1. 103.83 4.75 12-26 1. 5.433 0.000 6. 0.391 0.000 0. 103.83 4.75 Sub-T 1. 199.268 0.000 228. 14.347 0.000 16. 103.83 4.75 After 1. 22.621 0.000 25. 1.629 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 452006. 0. 23938. 0. 475944. 22588. 14507. 438849. 12-17 250372. 0. 13210. 0. 263582. 12508. 8034. 243040. 12-18 168760. 0. 8868. 0. 177628. 8428. 5414. 163785. 12-19 130598. 0. 6836. 0. 137434. 6520. 4189. 126724. 12-20 107871. 0. 5624. 0. 113495. 5384. 3460. 104652. 12-21 91533. 0. 4753. 0. 96286. 4567. 2935. 88784. 12-22 77803. 0. 4025. 0. 81827. 3881. 2494. 75452. 12-23 66132. 0. 3407. 0. 69540. 3298. 2120. 64122. 12-24 56212. 0. 2885. 0. 59097. 2802. 1801. 54494. 12-25 47781. 0. 2443. 0. 50223. 2381. 1531. 46311. 12-26 40613. 0. 2068. 0. 42682. 2023. 1301. 39357. Sub-T 1489680. 0. 78057. 0. 1567737. 74380. 47787. 1445570. After 169107. 0. 8486. 0. 177593. 8415. 5414. 163764. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 8000. 0. 0. 0. 8000. 430849. 430849. 280557. 12-17 9600. 0. 0. 0. 9600. 233440. 664288. 138828. 12-18 9600. 0. 0. 0. 9600. 154185. 818474. 83225. 12-19 9600. 0. 0. 0. 9600. 117124. 935598. 57433. 12-20 9600. 0. 0. 0. 9600. 95052. 1030650. 42357. 12-21 9600. 0. 0. 0. 9600. 79184. 1109834. 32077. 12-22 9600. 0. 0. 0. 9600. 65852. 1175686. 24252. 12-23 9600. 0. 0. 0. 9600. 54522. 1230208. 18255. 12-24 9600. 0. 0. 0. 9600. 44894. 1275102. 13665. 12-25 9600. 0. 0. 0. 9600. 36711. 1311813. 10159. 12-26 9600. 0. 0. 0. 9600. 29757. 1341570. 7487. Sub-T 104000. 0. 0. 0. 104000. 1341570. 1341570. 708296. After 78400. 0. 0. 0. 78400. 85364. 1426934. 16497. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 724792. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PAT UNIT D 5H TABLE 80 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FAYETTE STATE: TX RESERVE TYPE OPERATOR: ZAZA ENERGY, LLC PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 10.0000 674.791 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 4.75 15.0000 489.631 20.0000 364.618 REMARKS PERFS: - CENTRAL 25.0000 277.328 30.0000 214.689 35.0000 168.709 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 10.615 0.000 12. 0.764 0.000 1. 103.83 4.75 12-17 1. 59.961 0.000 69. 4.317 0.000 5. 103.83 4.75 12-18 1. 29.697 0.000 34. 2.138 0.000 2. 103.83 4.75 12-19 1. 20.990 0.000 24. 1.511 0.000 2. 103.83 4.75 12-20 1. 16.577 0.000 19. 1.194 0.000 1. 103.83 4.75 12-21 1. 13.836 0.000 16. 0.996 0.000 1. 103.83 4.75 12-22 1. 11.756 0.000 13. 0.846 0.000 1. 103.83 4.75 12-23 1. 9.993 0.000 11. 0.719 0.000 1. 103.83 4.75 12-24 1. 8.494 0.000 10. 0.612 0.000 1. 103.83 4.75 12-25 1. 7.220 0.000 8. 0.520 0.000 1. 103.83 4.75 12-26 1. 6.137 0.000 7. 0.442 0.000 0. 103.83 4.75 Sub-T 1. 195.277 0.000 224. 14.060 0.000 16. 103.83 4.75 After 1. 26.611 0.000 29. 1.916 0.000 2. 103.83 4.75 Total 1. 221.889 0.000 253. 15.976 0.000 18. 103.83 4.75 Cumulative 0.000 0.000 0. Ultimate 221.889 0.000 253. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 79355. 0. 4207. 0. 83563. 3966. 2547. 77050. 12-17 448257. 0. 23725. 0. 471982. 22399. 14387. 435196. 12-18 222010. 0. 11702. 0. 233711. 11090. 7124. 215498. 12-19 156918. 0. 8238. 0. 165156. 7836. 5034. 152285. 12-20 123925. 0. 6480. 0. 130405. 6187. 3975. 120244. 12-21 103437. 0. 5388. 0. 108825. 5162. 3317. 100345. 12-22 87888. 0. 4560. 0. 92448. 4385. 2818. 85245. 12-23 74705. 0. 3861. 0. 78565. 3726. 2395. 72445. 12-24 63499. 0. 3269. 0. 66768. 3166. 2035. 61566. 12-25 53974. 0. 2767. 0. 56742. 2690. 1730. 52322. 12-26 45878. 0. 2343. 0. 48221. 2286. 1470. 44465. Sub-T 1459847. 0. 76538. 0. 1536385. 72893. 46832. 1416660. After 198940. 0. 10005. 0. 208945. 9902. 6369. 192674. Total 1658787. 0. 86543. 0. 1745330. 82795. 53201. 1609334. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 800. 0. 0. 0. 800. 76250. 76250. 47533. 12-17 9600. 0. 0. 0. 9600. 425596. 501846. 254238. 12-18 9600. 0. 0. 0. 9600. 205898. 707743. 111252. 12-19 9600. 0. 0. 0. 9600. 142685. 850428. 70000. 12-20 9600. 0. 0. 0. 9600. 110644. 961072. 49318. 12-21 9600. 0. 0. 0. 9600. 90745. 1051818. 36760. 12-22 9600. 0. 0. 0. 9600. 75645. 1127462. 27858. 12-23 9600. 0. 0. 0. 9600. 62845. 1190307. 21041. 12-24 9600. 0. 0. 0. 9600. 51966. 1242274. 15817. 12-25 9600. 0. 0. 0. 9600. 42722. 1284995. 11822. 12-26 9600. 0. 0. 0. 9600. 34865. 1319860. 8771. Sub-T 96800. 0. 0. 0. 96800. 1319860. 1319860. 654412. After 85600. 0. 0. 0. 85600. 107074. 1426934. 20379. Total 182400. 0. 0. 0. 182400. 1426934. 1426934. 674791. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

TOTAL PILGRAM AREA RESERVES GONZALES CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 81 ZAZA ENERGY, LLC PILGRAM PROSPECT AREA RESERVE TYPE GONZALES CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 530.134 FINAL 15.0000 444.642 20.0000 385.789 25.0000 342.887 30.0000 310.220 35.0000 284.490 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 4. 65.421 0.000 67. 1.383 0.000 1. 103.83 4.75 12-13 4. 49.222 0.000 47. 1.063 0.000 1. 103.83 4.75 12-14 4. 40.789 0.000 37. 0.891 0.000 1. 103.83 4.75 12-15 4. 35.422 0.000 30. 0.781 0.000 1. 103.83 4.75 12-16 4. 31.633 0.000 26. 0.701 0.000 1. 103.83 4.75 12-17 4. 28.706 0.000 22. 0.639 0.000 0. 103.83 4.75 12-18 4. 26.257 0.000 19. 0.586 0.000 0. 103.83 4.75 12-19 4. 24.133 0.000 17. 0.539 0.000 0. 103.83 4.75 12-20 4. 22.203 0.000 15. 0.495 0.000 0. 103.83 4.75 12-21 4. 20.426 0.000 13. 0.456 0.000 0. 103.83 4.75 12-22 4. 18.792 0.000 11. 0.419 0.000 0. 103.83 4.75 12-23 4. 17.289 0.000 10. 0.386 0.000 0. 103.83 4.75 12-24 4. 15.906 0.000 9. 0.355 0.000 0. 103.83 4.75 12-25 4. 14.633 0.000 8. 0.327 0.000 0. 103.83 4.75 12-26 4. 13.463 0.000 7. 0.300 0.000 0. 103.83 4.75 Sub-T 4. 424.295 0.000 338. 9.321 0.000 8. 103.83 4.75 After 3. 98.740 0.000 45. 2.301 0.000 1. 103.83 4.75 Total 3. 523.036 0.000 383. 11.623 0.000 8. 103.83 4.75 Cumulative 283.532 0.000 234. Ultimate 806.568 0.000 617. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 143601. 0. 6949. 0. 150551. 7127. 4590. 138834. 12-13 110349. 0. 5015. 0. 115363. 5452. 3517. 106394. 12-14 92551. 0. 3946. 0. 96497. 4553. 2942. 89001. 12-15 81045. 0. 3246. 0. 84290. 3971. 2570. 77748. 12-16 72828. 0. 2745. 0. 75573. 3556. 2305. 69712. 12-17 66369. 0. 2359. 0. 68728. 3230. 2096. 63402. 12-18 60822. 0. 2044. 0. 62867. 2951. 1917. 57998. 12-19 55920. 0. 1782. 0. 57702. 2706. 1760. 53236. 12-20 51447. 0. 1559. 0. 53005. 2483. 1617. 48905. 12-21 47331. 0. 1367. 0. 48698. 2280. 1485. 44933. 12-22 43544. 0. 1203. 0. 44747. 2093. 1365. 41289. 12-23 40061. 0. 1061. 0. 41122. 1922. 1254. 37945. 12-24 36856. 0. 939. 0. 37795. 1766. 1153. 34876. 12-25 33907. 0. 833. 0. 34740. 1622. 1060. 32058. 12-26 31195. 0. 741. 0. 31935. 1491. 974. 29471. Sub-T 967826. 0. 35787. 0. 1003614. 47204. 30605. 925805. After 238938. 0. 4525. 0. 243463. 11331. 7428. 224704. Total 1206764. 0. 40312. 0. 1247077. 58535. 38033. 1150509. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9300. 0. 0. 0. 9300. 129534. 129534. 123904. 12-13 9300. 0. 0. 0. 9300. 97094. 226628. 84343. 12-14 9300. 0. 0. 0. 9300. 79701. 306330. 62911. 12-15 9300. 0. 0. 0. 9300. 68448. 374778. 49104. 12-16 9300. 0. 0. 0. 9300. 60412. 435191. 39393. 12-17 9300. 0. 0. 0. 9300. 54102. 489293. 32069. 12-18 9300. 0. 0. 0. 9300. 48698. 537991. 26241. 12-19 9300. 0. 0. 0. 9300. 43936. 581928. 21523. 12-20 9300. 0. 0. 0. 9300. 39605. 621532. 17637. 12-21 9300. 0. 0. 0. 9300. 35633. 657165. 14426. 12-22 9300. 0. 0. 0. 9300. 31989. 689154. 11774. 12-23 9300. 0. 0. 0. 9300. 28645. 717800. 9585. 12-24 9300. 0. 0. 0. 9300. 25576. 743376. 7780. 12-25 9300. 0. 0. 0. 9300. 22758. 766134. 6294. 12-26 9300. 0. 0. 0. 9300. 20171. 786305. 5071. Sub-T 139500. 0. 0. 0. 139500. 786305. 786305. 512055. After 113985. 0. 0. 0. 113985. 110719. 897024. 18080. Total 253485. 0. 0. 0. 253485. 897024. 897024. 530134. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 82 ZAZA ENERGY, LLC PILGRAM PROSPECT AREA RESERVE TYPE GONZALES CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 530.134 FINAL 15.0000 444.642 20.0000 385.789 25.0000 342.887 30.0000 310.220 35.0000 284.490 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 4. 65.421 0.000 67. 1.383 0.000 1. 103.83 4.75 12-13 4. 49.222 0.000 47. 1.063 0.000 1. 103.83 4.75 12-14 4. 40.789 0.000 37. 0.891 0.000 1. 103.83 4.75 12-15 4. 35.422 0.000 30. 0.781 0.000 1. 103.83 4.75 12-16 4. 31.633 0.000 26. 0.701 0.000 1. 103.83 4.75 12-17 4. 28.706 0.000 22. 0.639 0.000 0. 103.83 4.75 12-18 4. 26.257 0.000 19. 0.586 0.000 0. 103.83 4.75 12-19 4. 24.133 0.000 17. 0.539 0.000 0. 103.83 4.75 12-20 4. 22.203 0.000 15. 0.495 0.000 0. 103.83 4.75 12-21 4. 20.426 0.000 13. 0.456 0.000 0. 103.83 4.75 12-22 4. 18.792 0.000 11. 0.419 0.000 0. 103.83 4.75 12-23 4. 17.289 0.000 10. 0.386 0.000 0. 103.83 4.75 12-24 4. 15.906 0.000 9. 0.355 0.000 0. 103.83 4.75 12-25 4. 14.633 0.000 8. 0.327 0.000 0. 103.83 4.75 12-26 4. 13.463 0.000 7. 0.300 0.000 0. 103.83 4.75 Sub-T 4. 424.295 0.000 338. 9.321 0.000 8. 103.83 4.75 After 3. 98.740 0.000 45. 2.301 0.000 1. 103.83 4.75 Total 3. 523.036 0.000 383. 11.623 0.000 8. 103.83 4.75 Cumulative 283.532 0.000 234. Ultimate 806.568 0.000 617. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 143601. 0. 6949. 0. 150551. 7127. 4590. 138834. 12-13 110349. 0. 5015. 0. 115363. 5452. 3517. 106394. 12-14 92551. 0. 3946. 0. 96497. 4553. 2942. 89001. 12-15 81045. 0. 3246. 0. 84290. 3971. 2570. 77748. 12-16 72828. 0. 2745. 0. 75573. 3556. 2305. 69712. 12-17 66369. 0. 2359. 0. 68728. 3230. 2096. 63402. 12-18 60822. 0. 2044. 0. 62867. 2951. 1917. 57998. 12-19 55920. 0. 1782. 0. 57702. 2706. 1760. 53236. 12-20 51447. 0. 1559. 0. 53005. 2483. 1617. 48905. 12-21 47331. 0. 1367. 0. 48698. 2280. 1485. 44933. 12-22 43544. 0. 1203. 0. 44747. 2093. 1365. 41289. 12-23 40061. 0. 1061. 0. 41122. 1922. 1254. 37945. 12-24 36856. 0. 939. 0. 37795. 1766. 1153. 34876. 12-25 33907. 0. 833. 0. 34740. 1622. 1060. 32058. 12-26 31195. 0. 741. 0. 31935. 1491. 974. 29471. Sub-T 967826. 0. 35787. 0. 1003614. 47204. 30605. 925805. After 238938. 0. 4525. 0. 243463. 11331. 7428. 224704. Total 1206764. 0. 40312. 0. 1247077. 58535. 38033. 1150509. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9300. 0. 0. 0. 9300. 129534. 129534. 123904. 12-13 9300. 0. 0. 0. 9300. 97094. 226628. 84343. 12-14 9300. 0. 0. 0. 9300. 79701. 306330. 62911. 12-15 9300. 0. 0. 0. 9300. 68448. 374778. 49104. 12-16 9300. 0. 0. 0. 9300. 60412. 435191. 39393. 12-17 9300. 0. 0. 0. 9300. 54102. 489293. 32069. 12-18 9300. 0. 0. 0. 9300. 48698. 537991. 26241. 12-19 9300. 0. 0. 0. 9300. 43936. 581928. 21523. 12-20 9300. 0. 0. 0. 9300. 39605. 621532. 17637. 12-21 9300. 0. 0. 0. 9300. 35633. 657165. 14426. 12-22 9300. 0. 0. 0. 9300. 31989. 689154. 11774. 12-23 9300. 0. 0. 0. 9300. 28645. 717800. 9585. 12-24 9300. 0. 0. 0. 9300. 25576. 743376. 7780. 12-25 9300. 0. 0. 0. 9300. 22758. 766134. 6294. 12-26 9300. 0. 0. 0. 9300. 20171. 786305. 5071. Sub-T 139500. 0. 0. 0. 139500. 786305. 786305. 512055. After 113985. 0. 0. 0. 113985. 110719. 897024. 18080. Total 253485. 0. 0. 0. 253485. 897024. 897024. 530134. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED PRODUCING RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED PRODUCING RESERVES TABLE 83 ZAZA ENERGY, LLC PILGRAM PROSPECT AREA RESERVE TYPE GONZALES CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 530.134 FINAL 15.0000 444.642 20.0000 385.789 25.0000 342.887 30.0000 310.220 35.0000 284.490 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 4. 65.421 0.000 67. 1.383 0.000 1. 103.83 4.75 12-13 4. 49.222 0.000 47. 1.063 0.000 1. 103.83 4.75 12-14 4. 40.789 0.000 37. 0.891 0.000 1. 103.83 4.75 12-15 4. 35.422 0.000 30. 0.781 0.000 1. 103.83 4.75 12-16 4. 31.633 0.000 26. 0.701 0.000 1. 103.83 4.75 12-17 4. 28.706 0.000 22. 0.639 0.000 0. 103.83 4.75 12-18 4. 26.257 0.000 19. 0.586 0.000 0. 103.83 4.75 12-19 4. 24.133 0.000 17. 0.539 0.000 0. 103.83 4.75 12-20 4. 22.203 0.000 15. 0.495 0.000 0. 103.83 4.75 12-21 4. 20.426 0.000 13. 0.456 0.000 0. 103.83 4.75 12-22 4. 18.792 0.000 11. 0.419 0.000 0. 103.83 4.75 12-23 4. 17.289 0.000 10. 0.386 0.000 0. 103.83 4.75 12-24 4. 15.906 0.000 9. 0.355 0.000 0. 103.83 4.75 12-25 4. 14.633 0.000 8. 0.327 0.000 0. 103.83 4.75 12-26 4. 13.463 0.000 7. 0.300 0.000 0. 103.83 4.75 Sub-T 4. 424.295 0.000 338. 9.321 0.000 8. 103.83 4.75 After 3. 98.740 0.000 45. 2.301 0.000 1. 103.83 4.75 Total 3. 523.036 0.000 383. 11.623 0.000 8. 103.83 4.75 Cumulative 283.532 0.000 234. Ultimate 806.568 0.000 617. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 143601. 0. 6949. 0. 150551. 7127. 4590. 138834. 12-13 110349. 0. 5015. 0. 115363. 5452. 3517. 106394. 12-14 92551. 0. 3946. 0. 96497. 4553. 2942. 89001. 12-15 81045. 0. 3246. 0. 84290. 3971. 2570. 77748. 12-16 72828. 0. 2745. 0. 75573. 3556. 2305. 69712. 12-17 66369. 0. 2359. 0. 68728. 3230. 2096. 63402. 12-18 60822. 0. 2044. 0. 62867. 2951. 1917. 57998. 12-19 55920. 0. 1782. 0. 57702. 2706. 1760. 53236. 12-20 51447. 0. 1559. 0. 53005. 2483. 1617. 48905. 12-21 47331. 0. 1367. 0. 48698. 2280. 1485. 44933. 12-22 43544. 0. 1203. 0. 44747. 2093. 1365. 41289. 12-23 40061. 0. 1061. 0. 41122. 1922. 1254. 37945. 12-24 36856. 0. 939. 0. 37795. 1766. 1153. 34876. 12-25 33907. 0. 833. 0. 34740. 1622. 1060. 32058. 12-26 31195. 0. 741. 0. 31935. 1491. 974. 29471. Sub-T 967826. 0. 35787. 0. 1003614. 47204. 30605. 925805. After 238938. 0. 4525. 0. 243463. 11331. 7428. 224704. Total 1206764. 0. 40312. 0. 1247077. 58535. 38033. 1150509. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9300. 0. 0. 0. 9300. 129534. 129534. 123904. 12-13 9300. 0. 0. 0. 9300. 97094. 226628. 84343. 12-14 9300. 0. 0. 0. 9300. 79701. 306330. 62911. 12-15 9300. 0. 0. 0. 9300. 68448. 374778. 49104. 12-16 9300. 0. 0. 0. 9300. 60412. 435191. 39393. 12-17 9300. 0. 0. 0. 9300. 54102. 489293. 32069. 12-18 9300. 0. 0. 0. 9300. 48698. 537991. 26241. 12-19 9300. 0. 0. 0. 9300. 43936. 581928. 21523. 12-20 9300. 0. 0. 0. 9300. 39605. 621532. 17637. 12-21 9300. 0. 0. 0. 9300. 35633. 657165. 14426. 12-22 9300. 0. 0. 0. 9300. 31989. 689154. 11774. 12-23 9300. 0. 0. 0. 9300. 28645. 717800. 9585. 12-24 9300. 0. 0. 0. 9300. 25576. 743376. 7780. 12-25 9300. 0. 0. 0. 9300. 22758. 766134. 6294. 12-26 9300. 0. 0. 0. 9300. 20171. 786305. 5071. Sub-T 139500. 0. 0. 0. 139500. 786305. 786305. 512055. After 113985. 0. 0. 0. 113985. 110719. 897024. 18080. Total 253485. 0. 0. 0. 253485. 897024. 897024. 530134. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 KOENNING UNIT #1H TABLE 84 FIELD: PILGRIM RESERVOIR: EAGLE FORD COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: RILEY EXPLORATION LLC PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0243750 0.0255117 0.0255117 0.0255117 103.83 0.00 4.75 10.0000 94.746 FINAL 0.0243750 0.0255117 0.0255117 0.0255117 103.83 0.00 4.75 15.0000 79.628 20.0000 69.090 REMARKS PERFS: 11506 - 11562 CENTRAL 25.0000 61.358 30.0000 55.453 35.0000 50.796 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 9.772 0.000 11. 0.249 0.000 0. 103.83 4.75 12-13 1. 7.677 0.000 8. 0.196 0.000 0. 103.83 4.75 12-14 1. 6.526 0.000 7. 0.166 0.000 0. 103.83 4.75 12-15 1. 5.772 0.000 6. 0.147 0.000 0. 103.83 4.75 12-16 1. 5.228 0.000 6. 0.133 0.000 0. 103.83 4.75 12-17 1. 4.800 0.000 5. 0.122 0.000 0. 103.83 4.75 12-18 1. 4.416 0.000 5. 0.113 0.000 0. 103.83 4.75 12-19 1. 4.063 0.000 5. 0.104 0.000 0. 103.83 4.75 12-20 1. 3.738 0.000 4. 0.095 0.000 0. 103.83 4.75 12-21 1. 3.439 0.000 4. 0.088 0.000 0. 103.83 4.75 12-22 1. 3.164 0.000 4. 0.081 0.000 0. 103.83 4.75 12-23 1. 2.911 0.000 3. 0.074 0.000 0. 103.83 4.75 12-24 1. 2.678 0.000 3. 0.068 0.000 0. 103.83 4.75 12-25 1. 2.464 0.000 3. 0.063 0.000 0. 103.83 4.75 12-26 1. 2.266 0.000 3. 0.058 0.000 0. 103.83 4.75 Sub-T 1. 68.913 0.000 77. 1.758 0.000 2. 103.83 4.75 After 1. 14.663 0.000 18. 0.374 0.000 0. 103.83 4.75 Total 1. 83.577 0.000 94. 2.132 0.000 2. 103.83 4.75 Cumulative 54.434 0.000 44. Ultimate 138.011 0.000 138. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 25886. 0. 1273. 0. 27159. 1286. 828. 25045. 12-13 20335. 0. 1006. 0. 21341. 1011. 651. 19680. 12-14 17287. 0. 861. 0. 18148. 860. 553. 16735. 12-15 15288. 0. 766. 0. 16055. 761. 489. 14804. 12-16 13848. 0. 698. 0. 14547. 689. 443. 13414. 12-17 12715. 0. 645. 0. 13361. 633. 407. 12320. 12-18 11698. 0. 597. 0. 12295. 583. 375. 11338. 12-19 10762. 0. 553. 0. 11315. 537. 345. 10434. 12-20 9901. 0. 512. 0. 10413. 494. 317. 9602. 12-21 9109. 0. 474. 0. 9583. 455. 292. 8836. 12-22 8380. 0. 439. 0. 8819. 418. 269. 8132. 12-23 7710. 0. 406. 0. 8116. 385. 247. 7484. 12-24 7093. 0. 376. 0. 7469. 354. 228. 6887. 12-25 6526. 0. 348. 0. 6874. 326. 210. 6338. 12-26 6004. 0. 322. 0. 6326. 300. 193. 5833. Sub-T 182543. 0. 9279. 0. 191822. 9093. 5847. 176882. After 38842. 0. 2150. 0. 40991. 1948. 1249. 37794. Total 221385. 0. 11428. 0. 232813. 11041. 7097. 214675. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 2340. 0. 0. 0. 2340. 22705. 22705. 21714. 12-13 2340. 0. 0. 0. 2340. 17340. 40045. 15061. 12-14 2340. 0. 0. 0. 2340. 14395. 54440. 11362. 12-15 2340. 0. 0. 0. 2340. 12464. 66904. 8941. 12-16 2340. 0. 0. 0. 2340. 11074. 77978. 7221. 12-17 2340. 0. 0. 0. 2340. 9980. 87958. 5915. 12-18 2340. 0. 0. 0. 2340. 8998. 96956. 4848. 12-19 2340. 0. 0. 0. 2340. 8094. 105049. 3965. 12-20 2340. 0. 0. 0. 2340. 7262. 112311. 3234. 12-21 2340. 0. 0. 0. 2340. 6496. 118808. 2630. 12-22 2340. 0. 0. 0. 2340. 5792. 124600. 2132. 12-23 2340. 0. 0. 0. 2340. 5144. 129744. 1721. 12-24 2340. 0. 0. 0. 2340. 4547. 134291. 1383. 12-25 2340. 0. 0. 0. 2340. 3998. 138289. 1106. 12-26 2340. 0. 0. 0. 2340. 3493. 141782. 878. Sub-T 35100. 0. 0. 0. 35100. 141782. 141782. 92112. After 23205. 0. 0. 0. 23205. 14589. 156370. 2634. Total 58305. 0. 0. 0. 58305. 156370. 156370. 94746. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 MAALI #1H TABLE 85 FIELD: PILGRIM RESERVOIR: EAGLE FORD COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: RILEY EXPLORATION LLC PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0325000 0.0297462 0.0297462 0.0297462 103.83 0.00 4.75 10.0000 265.197 FINAL 0.0325000 0.0297462 0.0297462 0.0297462 103.83 0.00 4.75 15.0000 219.196 20.0000 188.116 REMARKS PERFS: 11500 - 11815 CENTRAL 25.0000 165.768 30.0000 148.930 35.0000 135.779 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 20.277 0.000 24. 0.603 0.000 1. 103.83 4.75 12-13 1. 16.530 0.000 18. 0.492 0.000 1. 103.83 4.75 12-14 1. 14.304 0.000 14. 0.426 0.000 0. 103.83 4.75 12-15 1. 12.786 0.000 11. 0.380 0.000 0. 103.83 4.75 12-16 1. 11.662 0.000 9. 0.347 0.000 0. 103.83 4.75 12-17 1. 10.725 0.000 8. 0.319 0.000 0. 103.83 4.75 12-18 1. 9.867 0.000 6. 0.294 0.000 0. 103.83 4.75 12-19 1. 9.078 0.000 5. 0.270 0.000 0. 103.83 4.75 12-20 1. 8.352 0.000 4. 0.248 0.000 0. 103.83 4.75 12-21 1. 7.684 0.000 4. 0.229 0.000 0. 103.83 4.75 12-22 1. 7.069 0.000 3. 0.210 0.000 0. 103.83 4.75 12-23 1. 6.503 0.000 2. 0.193 0.000 0. 103.83 4.75 12-24 1. 5.983 0.000 2. 0.178 0.000 0. 103.83 4.75 12-25 1. 5.505 0.000 2. 0.164 0.000 0. 103.83 4.75 12-26 1. 5.064 0.000 1. 0.151 0.000 0. 103.83 4.75 Sub-T 1. 151.390 0.000 113. 4.503 0.000 3. 103.83 4.75 After 1. 45.164 0.000 7. 1.343 0.000 0. 103.83 4.75 Total 1. 196.554 0.000 119. 5.847 0.000 4. 103.83 4.75 Cumulative 111.429 0.000 129. Ultimate 307.983 0.000 248. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 62626. 0. 3379. 0. 66005. 3134. 2012. 60859. 12-13 51055. 0. 2481. 0. 53536. 2535. 1632. 49369. 12-14 44180. 0. 1935. 0. 46115. 2177. 1406. 42532. 12-15 39490. 0. 1559. 0. 41049. 1933. 1252. 37864. 12-16 36019. 0. 1282. 0. 37301. 1753. 1138. 34410. 12-17 33126. 0. 1063. 0. 34189. 1604. 1043. 31543. 12-18 30476. 0. 882. 0. 31358. 1468. 956. 28933. 12-19 28038. 0. 731. 0. 28769. 1345. 878. 26547. 12-20 25795. 0. 606. 0. 26401. 1232. 805. 24364. 12-21 23731. 0. 503. 0. 24234. 1129. 739. 22366. 12-22 21833. 0. 417. 0. 22250. 1036. 679. 20536. 12-23 20086. 0. 346. 0. 20432. 950. 623. 18859. 12-24 18479. 0. 287. 0. 18766. 872. 573. 17322. 12-25 17001. 0. 238. 0. 17239. 800. 526. 15913. 12-26 15641. 0. 197. 0. 15838. 734. 483. 14621. Sub-T 467576. 0. 15907. 0. 483484. 22702. 14745. 446037. After 139491. 0. 926. 0. 140417. 6486. 4286. 129646. Total 607067. 0. 16834. 0. 623901. 29188. 19031. 575683. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3120. 0. 0. 0. 3120. 57739. 57739. 55189. 12-13 3120. 0. 0. 0. 3120. 46249. 103988. 40161. 12-14 3120. 0. 0. 0. 3120. 39412. 143400. 31102. 12-15 3120. 0. 0. 0. 3120. 34744. 178144. 24920. 12-16 3120. 0. 0. 0. 3120. 31290. 209434. 20400. 12-17 3120. 0. 0. 0. 3120. 28423. 237857. 16846. 12-18 3120. 0. 0. 0. 3120. 25813. 263670. 13909. 12-19 3120. 0. 0. 0. 3120. 23427. 287097. 11475. 12-20 3120. 0. 0. 0. 3120. 21244. 308341. 9460. 12-21 3120. 0. 0. 0. 3120. 19246. 327587. 7791. 12-22 3120. 0. 0. 0. 3120. 17416. 345002. 6409. 12-23 3120. 0. 0. 0. 3120. 15739. 360741. 5266. 12-24 3120. 0. 0. 0. 3120. 14202. 374943. 4320. 12-25 3120. 0. 0. 0. 3120. 12793. 387736. 3538. 12-26 3120. 0. 0. 0. 3120. 11501. 399237. 2891. Sub-T 46800. 0. 0. 0. 46800. 399237. 399237. 253678. After 55900. 0. 0. 0. 55900. 73746. 472983. 11519. Total 102700. 0. 0. 0. 102700. 472983. 472983. 265197. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 OTTO 1H TABLE 86 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: RILEY EXPLORATION LLC PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0200000 0.0150000 0.0150000 0.0150000 103.83 0.00 4.75 10.0000 54.593 FINAL 0.0200000 0.0150000 0.0150000 0.0150000 103.83 0.00 4.75 15.0000 47.493 20.0000 42.299 REMARKS PERFS: - CENTRAL 25.0000 38.345 30.0000 35.235 35.0000 32.723 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 12.439 0.000 14. 0.187 0.000 0. 103.83 4.75 12-13 1. 8.762 0.000 9. 0.131 0.000 0. 103.83 4.75 12-14 1. 6.995 0.000 6. 0.105 0.000 0. 103.83 4.75 12-15 1. 5.920 0.000 5. 0.089 0.000 0. 103.83 4.75 12-16 1. 5.183 0.000 4. 0.078 0.000 0. 103.83 4.75 12-17 1. 4.642 0.000 3. 0.070 0.000 0. 103.83 4.75 12-18 1. 4.223 0.000 2. 0.063 0.000 0. 103.83 4.75 12-19 1. 3.880 0.000 2. 0.058 0.000 0. 103.83 4.75 12-20 1. 3.570 0.000 1. 0.054 0.000 0. 103.83 4.75 12-21 1. 3.284 0.000 1. 0.049 0.000 0. 103.83 4.75 12-22 1. 3.021 0.000 1. 0.045 0.000 0. 103.83 4.75 12-23 1. 2.780 0.000 1. 0.042 0.000 0. 103.83 4.75 12-24 1. 2.557 0.000 1. 0.038 0.000 0. 103.83 4.75 12-25 1. 2.353 0.000 1. 0.035 0.000 0. 103.83 4.75 12-26 1. 2.165 0.000 0. 0.032 0.000 0. 103.83 4.75 Sub-T 1. 71.775 0.000 51. 1.077 0.000 1. 103.83 4.75 After 1. 8.936 0.000 1. 0.134 0.000 0. 103.83 4.75 Total 1. 80.711 0.000 52. 1.211 0.000 1. 103.83 4.75 Cumulative 44.241 0.000 32. Ultimate 124.952 0.000 84. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 19373. 0. 1029. 0. 20402. 968. 622. 18812. 12-13 13647. 0. 637. 0. 14284. 676. 435. 13173. 12-14 10895. 0. 447. 0. 11342. 535. 346. 10461. 12-15 9220. 0. 333. 0. 9552. 449. 291. 8812. 12-16 8073. 0. 256. 0. 8329. 391. 254. 7684. 12-17 7229. 0. 202. 0. 7431. 348. 227. 6857. 12-18 6578. 0. 162. 0. 6739. 315. 206. 6219. 12-19 6043. 0. 131. 0. 6174. 288. 188. 5698. 12-20 5560. 0. 106. 0. 5665. 264. 173. 5229. 12-21 5115. 0. 86. 0. 5201. 242. 159. 4800. 12-22 4706. 0. 69. 0. 4775. 222. 146. 4408. 12-23 4329. 0. 56. 0. 4385. 203. 134. 4048. 12-24 3983. 0. 45. 0. 4028. 187. 123. 3719. 12-25 3664. 0. 37. 0. 3701. 171. 113. 3417. 12-26 3371. 0. 30. 0. 3401. 157. 104. 3140. Sub-T 111786. 0. 3624. 0. 115410. 5414. 3520. 106476. After 13917. 0. 86. 0. 14003. 647. 427. 12929. Total 125703. 0. 3709. 0. 129413. 6061. 3947. 119405. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 1920. 0. 0. 0. 1920. 16892. 16892. 16177. 12-13 1920. 0. 0. 0. 1920. 11253. 28144. 9782. 12-14 1920. 0. 0. 0. 1920. 8541. 36685. 6745. 12-15 1920. 0. 0. 0. 1920. 6892. 43577. 4946. 12-16 1920. 0. 0. 0. 1920. 5764. 49342. 3760. 12-17 1920. 0. 0. 0. 1920. 4937. 54279. 2927. 12-18 1920. 0. 0. 0. 1920. 4299. 58578. 2317. 12-19 1920. 0. 0. 0. 1920. 3778. 62355. 1851. 12-20 1920. 0. 0. 0. 1920. 3309. 65664. 1474. 12-21 1920. 0. 0. 0. 1920. 2880. 68544. 1166. 12-22 1920. 0. 0. 0. 1920. 2488. 71032. 916. 12-23 1920. 0. 0. 0. 1920. 2128. 73160. 712. 12-24 1920. 0. 0. 0. 1920. 1799. 74959. 547. 12-25 1920. 0. 0. 0. 1920. 1497. 76456. 414. 12-26 1920. 0. 0. 0. 1920. 1220. 77676. 307. Sub-T 28800. 0. 0. 0. 28800. 77676. 77676. 54043. After 10240. 0. 0. 0. 10240. 2689. 80365. 551. Total 39040. 0. 0. 0. 39040. 80365. 80365. 54593. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PERKINS #1H TABLE 87 FIELD: PILGRIM RESERVOIR: EAGLE FORD COUNTY: GONZALES STATE: TX RESERVE TYPE OPERATOR: RILEY EXPLORATION LLC PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0200000 0.0150000 0.0150000 0.0150000 103.83 0.00 4.75 10.0000 115.598 FINAL 0.0200000 0.0150000 0.0150000 0.0150000 103.83 0.00 4.75 15.0000 98.325 20.0000 86.284 REMARKS PERFS: - CENTRAL 25.0000 77.415 30.0000 70.602 35.0000 65.192 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 22.932 0.000 18. 0.344 0.000 0. 103.83 4.75 12-13 1. 16.252 0.000 12. 0.244 0.000 0. 103.83 4.75 12-14 1. 12.963 0.000 10. 0.194 0.000 0. 103.83 4.75 12-15 1. 10.945 0.000 8. 0.164 0.000 0. 103.83 4.75 12-16 1. 9.559 0.000 7. 0.143 0.000 0. 103.83 4.75 12-17 1. 8.538 0.000 6. 0.128 0.000 0. 103.83 4.75 12-18 1. 7.750 0.000 6. 0.116 0.000 0. 103.83 4.75 12-19 1. 7.112 0.000 5. 0.107 0.000 0. 103.83 4.75 12-20 1. 6.543 0.000 5. 0.098 0.000 0. 103.83 4.75 12-21 1. 6.020 0.000 4. 0.090 0.000 0. 103.83 4.75 12-22 1. 5.538 0.000 4. 0.083 0.000 0. 103.83 4.75 12-23 1. 5.095 0.000 4. 0.076 0.000 0. 103.83 4.75 12-24 1. 4.688 0.000 3. 0.070 0.000 0. 103.83 4.75 12-25 1. 4.313 0.000 3. 0.065 0.000 0. 103.83 4.75 12-26 1. 3.968 0.000 3. 0.060 0.000 0. 103.83 4.75 Sub-T 1. 132.217 0.000 98. 1.983 0.000 1. 103.83 4.75 After 1. 29.977 0.000 19. 0.450 0.000 0. 103.83 4.75 Total 1. 162.194 0.000 117. 2.433 0.000 2. 103.83 4.75 Cumulative 73.428 0.000 30. Ultimate 235.622 0.000 147. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 35716. 0. 1269. 0. 36985. 1738. 1128. 34119. 12-13 25312. 0. 890. 0. 26202. 1231. 799. 24172. 12-14 20189. 0. 703. 0. 20892. 981. 637. 19274. 12-15 17046. 0. 588. 0. 17634. 828. 538. 16268. 12-16 14888. 0. 508. 0. 15396. 723. 470. 14203. 12-17 13298. 0. 449. 0. 13748. 645. 419. 12683. 12-18 12071. 0. 404. 0. 12475. 586. 380. 11509. 12-19 11077. 0. 367. 0. 11444. 537. 349. 10558. 12-20 10191. 0. 334. 0. 10525. 494. 321. 9710. 12-21 9375. 0. 305. 0. 9680. 454. 295. 8931. 12-22 8625. 0. 277. 0. 8903. 418. 272. 8214. 12-23 7935. 0. 253. 0. 8188. 384. 250. 7554. 12-24 7301. 0. 230. 0. 7531. 353. 230. 6948. 12-25 6717. 0. 210. 0. 6926. 325. 211. 6390. 12-26 6179. 0. 191. 0. 6370. 299. 194. 5877. Sub-T 205921. 0. 6977. 0. 212899. 9996. 6493. 196410. After 46688. 0. 1364. 0. 48051. 2250. 1466. 44336. Total 252609. 0. 8341. 0. 260950. 12246. 7959. 240746. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 1920. 0. 0. 0. 1920. 32199. 32199. 30825. 12-13 1920. 0. 0. 0. 1920. 22252. 54451. 19339. 12-14 1920. 0. 0. 0. 1920. 17354. 71805. 13703. 12-15 1920. 0. 0. 0. 1920. 14348. 86153. 10296. 12-16 1920. 0. 0. 0. 1920. 12283. 98436. 8011. 12-17 1920. 0. 0. 0. 1920. 10763. 109199. 6381. 12-18 1920. 0. 0. 0. 1920. 9589. 118788. 5167. 12-19 1920. 0. 0. 0. 1920. 8638. 127426. 4231. 12-20 1920. 0. 0. 0. 1920. 7790. 135216. 3469. 12-21 1920. 0. 0. 0. 1920. 7011. 142226. 2838. 12-22 1920. 0. 0. 0. 1920. 6294. 148520. 2316. 12-23 1920. 0. 0. 0. 1920. 5634. 154154. 1885. 12-24 1920. 0. 0. 0. 1920. 5028. 159182. 1529. 12-25 1920. 0. 0. 0. 1920. 4470. 163653. 1236. 12-26 1920. 0. 0. 0. 1920. 3957. 167610. 995. Sub-T 28800. 0. 0. 0. 28800. 167610. 167610. 112222. After 24640. 0. 0. 0. 24640. 19696. 187306. 3376. Total 53440. 0. 0. 0. 53440. 187306. 187306. 115598. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

COTULLA REGION AREA RESERVES

TOTAL ALEXANDER RANCH RESERVES LA SALLE CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 88 ZAZA ENERGY, LLC ALEXANDER PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 24338.715 FINAL 15.0000 20339.305 20.0000 17489.297 25.0000 15356.072 30.0000 13698.984 35.0000 12374.296 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 8. 619.907 0.000 1774. 42.402 0.000 121. 103.83 5.01 12-13 13. 615.014 0.000 1704. 42.067 0.000 117. 103.83 5.01 12-14 19. 798.036 0.000 2010. 54.586 0.000 137. 103.83 5.01 12-15 22. 656.973 0.000 1596. 44.937 0.000 109. 103.83 5.01 12-16 23. 502.913 0.000 1179. 34.399 0.000 81. 103.83 5.01 12-17 23. 393.016 0.000 886. 26.882 0.000 61. 103.83 5.01 12-18 23. 332.025 0.000 722. 22.711 0.000 49. 103.83 5.01 12-19 23. 290.269 0.000 610. 19.854 0.000 42. 103.83 5.01 12-20 23. 258.191 0.000 526. 17.660 0.000 36. 103.83 5.01 12-21 23. 231.578 0.000 458. 15.840 0.000 31. 103.83 5.01 12-22 23. 208.306 0.000 401. 14.248 0.000 27. 103.83 5.01 12-23 23. 187.475 0.000 352. 12.823 0.000 24. 103.83 5.01 12-24 23. 168.727 0.000 309. 11.541 0.000 21. 103.83 5.01 12-25 23. 151.855 0.000 272. 10.387 0.000 19. 103.83 5.01 12-26 23. 136.669 0.000 239. 9.348 0.000 16. 103.83 5.01 Sub-T 21. 5550.955 0.000 13037. 379.685 0.000 892. 103.83 5.01 After 20. 943.851 0.000 1501. 64.559 0.000 103. 103.83 5.01 Total 20. 6494.805 0.000 14538. 444.245 0.000 994. 103.83 5.01 Cumulative 150.532 0.000 259. Ultimate 6645.337 0.000 14797. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 4402563. 0. 607424. 1. 5009988. 248075. 152381. 4609531. 12-13 4367812. 0. 583716. 0. 4951527. 244698. 150619. 4556210. 12-14 5667630. 0. 688268. 0. 6355898. 312331. 193394. 5850173. 12-15 4665804. 0. 546648. 0. 5212452. 255626. 158618. 4798208. 12-16 3571674. 0. 403842. 0. 3975516. 194585. 120990. 3659941. 12-17 2791189. 0. 303469. 0. 3094658. 151155. 94192. 2849311. 12-18 2358034. 0. 247174. 0. 2605209. 127008. 79302. 2398898. 12-19 2061481. 0. 208836. 0. 2270317. 110491. 69114. 2090712. 12-20 1833666. 0. 179996. 0. 2013663. 97848. 61306. 1854508. 12-21 1644664. 0. 156833. 0. 1801496. 87417. 54851. 1659228. 12-22 1479384. 0. 137314. 0. 1616699. 78350. 49227. 1489121. 12-23 1331441. 0. 120476. 0. 1451916. 70282. 44212. 1337422. 12-24 1198297. 0. 105839. 0. 1304136. 63060. 39714. 1201362. 12-25 1078467. 0. 93088. 0. 1171555. 56591. 35679. 1079285. 12-26 970620. 0. 81957. 0. 1052578. 50795. 32057. 969725. Sub-T 39422728. 0. 4464880. 0. 43887608. 2148312. 1335657. 40403640. After 6703202. 0. 514106. 0. 7217304. 346905. 219853. 6650548. Total 46125928. 0. 4978986. 0. 51104912. 2495216. 1555510. 47054184. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 72960. 855000. 0. 0. 927960. 3681572. 3681572. 3472131. 12-13 118560. 118750. 0. 0. 237310. 4318900. 8000472. 3737219. 12-14 176320. 95000. 0. 0. 271320. 5578853. 13579325. 4407528. 12-15 199880. 47500. 0. 0. 247380. 4550828. 18130152. 3261676. 12-16 209760. 0. 0. 0. 209760. 3450180. 21580332. 2253748. 12-17 209760. 0. 0. 0. 209760. 2639551. 24219884. 1565893. 12-18 209760. 0. 0. 0. 209760. 2189139. 26409022. 1180180. 12-19 209760. 0. 0. 0. 209760. 1880952. 28289974. 921674. 12-20 209760. 0. 0. 0. 209760. 1644748. 29934722. 732597. 12-21 209760. 0. 0. 0. 209760. 1449468. 31384190. 586907. 12-22 209760. 0. 0. 0. 209760. 1279361. 32663552. 470936. 12-23 209760. 0. 0. 0. 209760. 1127662. 33791212. 377365. 12-24 209760. 0. 0. 0. 209760. 991602. 34782812. 301673. 12-25 209760. 0. 0. 0. 209760. 869525. 35652336. 240491. 12-26 209760. 0. 0. 0. 209760. 759965. 36412300. 191087. Sub-T 2875080. 1116250. 0. 0. 3991330. 36412300. 36412300. 23701106. After 2888000. 0. 0. 0. 2888000. 3762548. 40174844. 637609. Total 5763080. 1116250. 0. 0. 6879330. 40174848. 40174844. 24338716. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 89 ZAZA ENERGY, LLC ALEXANDER PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 14116.194 FINAL 15.0000 11999.268 20.0000 10481.018 25.0000 9336.532 30.0000 8440.680 35.0000 7718.762 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 7. 511.917 0.000 1441. 35.015 0.000 99. 103.83 5.01 12-13 10. 416.185 0.000 1102. 28.467 0.000 75. 103.83 5.01 12-14 13. 463.038 0.000 1152. 31.672 0.000 79. 103.83 5.01 12-15 13. 300.926 0.000 719. 20.583 0.000 49. 103.83 5.01 12-16 13. 236.306 0.000 542. 16.163 0.000 37. 103.83 5.01 12-17 13. 198.786 0.000 439. 13.597 0.000 30. 103.83 5.01 12-18 13. 173.301 0.000 369. 11.854 0.000 25. 103.83 5.01 12-19 13. 154.094 0.000 317. 10.540 0.000 22. 103.83 5.01 12-20 13. 138.226 0.000 275. 9.455 0.000 19. 103.83 5.01 12-21 13. 124.377 0.000 240. 8.507 0.000 16. 103.83 5.01 12-22 13. 111.940 0.000 210. 7.657 0.000 14. 103.83 5.01 12-23 13. 100.746 0.000 184. 6.891 0.000 13. 103.83 5.01 12-24 13. 90.671 0.000 162. 6.202 0.000 11. 103.83 5.01 12-25 13. 81.604 0.000 142. 5.582 0.000 10. 103.83 5.01 12-26 13. 73.444 0.000 125. 5.024 0.000 9. 103.83 5.01 Sub-T 12. 3175.559 0.000 7420. 217.208 0.000 508. 103.83 5.01 After 11. 499.090 0.000 774. 34.138 0.000 53. 103.83 5.01 Total 12. 3674.649 0.000 8194. 251.346 0.000 560. 103.83 5.01 Cumulative 150.532 0.000 259. Ultimate 3825.181 0.000 8453. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 3635618. 0. 493387. 0. 4129006. 204242. 125592. 3799170. 12-13 2955731. 0. 377475. 0. 3333206. 164274. 101406. 3067526. 12-14 3288483. 0. 394449. 0. 3682932. 180854. 112067. 3390012. 12-15 2137167. 0. 246355. 0. 2383522. 116786. 72536. 2194200. 12-16 1678240. 0. 185679. 0. 1863919. 91125. 56729. 1716064. 12-17 1411772. 0. 150204. 0. 1561976. 76207. 47545. 1438225. 12-18 1230777. 0. 126213. 0. 1356990. 66082. 41309. 1249599. 12-19 1094374. 0. 108433. 0. 1202808. 58474. 36619. 1107715. 12-20 981674. 0. 94226. 0. 1075900. 52224. 32758. 990918. 12-21 883324. 0. 82323. 0. 965647. 46807. 29403. 889437. 12-22 794992. 0. 72065. 0. 867057. 41974. 26403. 798680. 12-23 715493. 0. 63183. 0. 778676. 37651. 23713. 717311. 12-24 643943. 0. 55472. 0. 699416. 33782. 21300. 644334. 12-25 579549. 0. 48763. 0. 628312. 30316. 19136. 578859. 12-26 521594. 0. 42912. 0. 564506. 27212. 17193. 520101. Sub-T 22552734. 0. 2541139. 0. 25093874. 1228011. 763708. 23102152. After 3544526. 0. 265139. 0. 3809665. 182934. 116055. 3510676. Total 26097260. 0. 2806278. 0. 28903540. 1410945. 879763. 26612828. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 62320. 831250. 0. 0. 893570. 2905600. 2905600. 2743534. 12-13 88920. 71250. 0. 0. 160170. 2907356. 5812957. 2519703. 12-14 117040. 23750. 0. 0. 140790. 3249222. 9062180. 2571875. 12-15 118560. 0. 0. 0. 118560. 2075640. 11137820. 1491163. 12-16 118560. 0. 0. 0. 118560. 1597504. 12735324. 1042505. 12-17 118560. 0. 0. 0. 118560. 1319665. 14054989. 782608. 12-18 118560. 0. 0. 0. 118560. 1131039. 15186028. 609639. 12-19 118560. 0. 0. 0. 118560. 989155. 16175183. 484643. 12-20 118560. 0. 0. 0. 118560. 872358. 17047542. 388547. 12-21 118560. 0. 0. 0. 118560. 770877. 17818420. 312136. 12-22 118560. 0. 0. 0. 118560. 680120. 18498540. 250356. 12-23 118560. 0. 0. 0. 118560. 598751. 19097292. 200371. 12-24 118560. 0. 0. 0. 118560. 525774. 19623066. 159957. 12-25 118560. 0. 0. 0. 118560. 460299. 20083366. 127310. 12-26 118560. 0. 0. 0. 118560. 401541. 20484906. 100966. Sub-T 1691000. 926250. 0. 0. 2617250. 20484906. 20484906. 13785313. After 1576240. 0. 0. 0. 1576240. 1934436. 22419336. 330884. Total 3267240. 926250. 0. 0. 4193490. 22419342. 22419336. 14116197. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 90 ZAZA ENERGY, LLC ALEXANDER PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 10222.520 FINAL 15.0000 8340.035 20.0000 7008.278 25.0000 6019.540 30.0000 5258.304 35.0000 4655.535 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 107.990 0.000 333. 7.387 0.000 23. 103.83 5.01 12-13 3. 198.829 0.000 602. 13.600 0.000 41. 103.83 5.01 12-14 6. 334.998 0.000 858. 22.914 0.000 59. 103.83 5.01 12-15 9. 356.047 0.000 877. 24.354 0.000 60. 103.83 5.01 12-16 10. 266.607 0.000 637. 18.236 0.000 44. 103.83 5.01 12-17 10. 194.230 0.000 448. 13.285 0.000 31. 103.83 5.01 12-18 10. 158.725 0.000 353. 10.857 0.000 24. 103.83 5.01 12-19 10. 136.174 0.000 293. 9.314 0.000 20. 103.83 5.01 12-20 10. 119.966 0.000 250. 8.206 0.000 17. 103.83 5.01 12-21 10. 107.201 0.000 218. 7.333 0.000 15. 103.83 5.01 12-22 10. 96.367 0.000 191. 6.591 0.000 13. 103.83 5.01 12-23 10. 86.729 0.000 167. 5.932 0.000 11. 103.83 5.01 12-24 10. 78.056 0.000 147. 5.339 0.000 10. 103.83 5.01 12-25 10. 70.251 0.000 129. 4.805 0.000 9. 103.83 5.01 12-26 10. 63.226 0.000 114. 4.325 0.000 8. 103.83 5.01 Sub-T 9. 2375.396 0.000 5617. 162.477 0.000 384. 103.83 5.01 After 9. 444.760 0.000 727. 30.422 0.000 50. 103.83 5.01 Total 9. 2820.156 0.000 6344. 192.899 0.000 434. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 2820.156 0.000 6344. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 766945. 0. 114037. 0. 880982. 43832. 26789. 810361. 12-13 1412080. 0. 206240. 0. 1618320. 80424. 49213. 1488684. 12-14 2379146. 0. 293819. 0. 2672965. 131477. 81328. 2460160. 12-15 2528637. 0. 300293. 0. 2828930. 138839. 86083. 2604008. 12-16 1893434. 0. 218162. 0. 2111596. 103460. 64260. 1943876. 12-17 1379417. 0. 153265. 0. 1532682. 74948. 46647. 1411086. 12-18 1127258. 0. 120962. 0. 1248219. 60926. 37993. 1149300. 12-19 967107. 0. 100403. 0. 1067510. 52017. 32496. 982997. 12-20 851993. 0. 85770. 0. 937763. 45624. 28548. 863590. 12-21 761339. 0. 74510. 0. 835849. 40610. 25448. 769791. 12-22 684393. 0. 65250. 0. 749642. 36376. 22825. 690442. 12-23 615948. 0. 57293. 0. 673241. 32631. 20500. 620111. 12-24 554353. 0. 50367. 0. 604720. 29278. 18414. 557028. 12-25 498918. 0. 44326. 0. 543243. 26275. 16543. 500426. 12-26 449026. 0. 39045. 0. 488072. 23584. 14864. 449624. Sub-T 16869996. 0. 1923741. -1. 18793736. 920300. 571950. 17301484. After 3158674. 0. 248967. 0. 3407640. 163972. 103797. 3139872. Total 20028670. 0. 2172708. -1. 22201376. 1084272. 675747. 20441356. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 10640. 23750. 0. 0. 34390. 775971. 775971. 728597. 12-13 29640. 47500. 0. 0. 77140. 1411544. 2187515. 1217516. 12-14 59280. 71250. 0. 0. 130530. 2329630. 4517146. 1835654. 12-15 81320. 47500. 0. 0. 128820. 2475188. 6992334. 1770513. 12-16 91200. 0. 0. 0. 91200. 1852676. 8845010. 1211242. 12-17 91200. 0. 0. 0. 91200. 1319886. 10164896. 783285. 12-18 91200. 0. 0. 0. 91200. 1058100. 11222996. 570541. 12-19 91200. 0. 0. 0. 91200. 891797. 12114793. 437031. 12-20 91200. 0. 0. 0. 91200. 772390. 12887183. 344051. 12-21 91200. 0. 0. 0. 91200. 678591. 13565774. 274771. 12-22 91200. 0. 0. 0. 91200. 599242. 14165016. 220580. 12-23 91200. 0. 0. 0. 91200. 528911. 14693927. 176995. 12-24 91200. 0. 0. 0. 91200. 465828. 15159755. 141716. 12-25 91200. 0. 0. 0. 91200. 409226. 15568981. 113181. 12-26 91200. 0. 0. 0. 91200. 358424. 15927405. 90121. Sub-T 1184080. 190000. 0. 0. 1374080. 15927405. 15927405. 9915795. After 1311760. 0. 0. 0. 1311760. 1828112. 17755518. 306725. Total 2495840. 190000. 0. 0. 2685840. 17755516. 17755518. 10222520. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED PRODUCING RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED PRODUCING RESERVES TABLE 91 ZAZA ENERGY, LLC ALEXANDER PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 2311.204 FINAL 15.0000 1991.858 20.0000 1766.051 25.0000 1597.741 30.0000 1467.141 35.0000 1362.582 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 99.353 0.000 290. 6.796 0.000 20. 103.83 5.01 12-13 2. 63.947 0.000 171. 4.374 0.000 12. 103.83 5.01 12-14 2. 49.140 0.000 122. 3.361 0.000 8. 103.83 5.01 12-15 2. 40.651 0.000 94. 2.781 0.000 6. 103.83 5.01 12-16 2. 35.042 0.000 76. 2.397 0.000 5. 103.83 5.01 12-17 2. 31.013 0.000 63. 2.121 0.000 4. 103.83 5.01 12-18 2. 27.854 0.000 54. 1.905 0.000 4. 103.83 5.01 12-19 2. 25.068 0.000 46. 1.715 0.000 3. 103.83 5.01 12-20 2. 22.562 0.000 39. 1.543 0.000 3. 103.83 5.01 12-21 2. 20.305 0.000 34. 1.389 0.000 2. 103.83 5.01 12-22 2. 18.275 0.000 29. 1.250 0.000 2. 103.83 5.01 12-23 2. 16.447 0.000 25. 1.125 0.000 2. 103.83 5.01 12-24 2. 14.803 0.000 22. 1.013 0.000 2. 103.83 5.01 12-25 2. 13.322 0.000 19. 0.911 0.000 1. 103.83 5.01 12-26 2. 11.990 0.000 17. 0.820 0.000 1. 103.83 5.01 Sub-T 2. 489.772 0.000 1101. 33.500 0.000 75. 103.83 5.01 After 2. 82.528 0.000 105. 5.645 0.000 7. 103.83 5.01 Total 2. 572.300 0.000 1206. 39.145 0.000 83. 103.83 5.01 Cumulative 150.532 0.000 259. Ultimate 722.832 0.000 1465. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 705599. 0. 99154. 0. 804753. 39894. 24475. 740383. 12-13 454151. 0. 58681. 0. 512832. 25292. 15601. 471939. 12-14 348987. 0. 41777. 0. 390765. 19187. 11891. 359688. 12-15 288703. 0. 32208. 0. 320911. 15696. 9767. 295448. 12-16 248865. 0. 26010. 0. 274874. 13398. 8367. 253109. 12-17 220251. 0. 21670. 0. 241920. 11757. 7365. 222798. 12-18 197817. 0. 18401. 0. 216218. 10480. 6584. 199155. 12-19 178036. 0. 15718. 0. 193754. 9368. 5900. 178485. 12-20 160232. 0. 13477. 0. 173709. 8381. 5290. 160037. 12-21 144209. 0. 11597. 0. 155806. 7503. 4746. 143557. 12-22 129788. 0. 10011. 0. 139799. 6721. 4259. 128820. 12-23 116809. 0. 8669. 0. 125478. 6023. 3823. 115632. 12-24 105128. 0. 7527. 0. 112655. 5400. 3432. 103823. 12-25 94615. 0. 6552. 0. 101167. 4844. 3082. 93241. 12-26 85154. 0. 5716. 0. 90870. 4346. 2769. 83755. Sub-T 3478344. 0. 377167. 0. 3855511. 188291. 117351. 3549869. After 586114. 0. 36029. 0. 622143. 29663. 18959. 573520. Total 4064458. 0. 413196. 0. 4477654. 217955. 136310. 4123389. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 18240. 0. 0. 0. 18240. 722143. 722143. 692178. 12-13 18240. 0. 0. 0. 18240. 453699. 1175842. 394458. 12-14 18240. 0. 0. 0. 18240. 341448. 1517290. 269659. 12-15 18240. 0. 0. 0. 18240. 277208. 1794498. 198940. 12-16 18240. 0. 0. 0. 18240. 234869. 2029366. 153191. 12-17 18240. 0. 0. 0. 18240. 204558. 2233925. 121271. 12-18 18240. 0. 0. 0. 18240. 180915. 2414840. 97499. 12-19 18240. 0. 0. 0. 18240. 160245. 2575084. 78509. 12-20 18240. 0. 0. 0. 18240. 141797. 2716882. 63156. 12-21 18240. 0. 0. 0. 18240. 125317. 2842198. 50742. 12-22 18240. 0. 0. 0. 18240. 110580. 2952778. 40705. 12-23 18240. 0. 0. 0. 18240. 97392. 3050170. 32592. 12-24 18240. 0. 0. 0. 18240. 85583. 3135752. 26037. 12-25 18240. 0. 0. 0. 18240. 75001. 3210754. 20744. 12-26 18240. 0. 0. 0. 18240. 65515. 3276269. 16473. Sub-T 273600. 0. 0. 0. 273600. 3276269. 3276269. 2256153. After 247000. 0. 0. 0. 247000. 326520. 3602790. 55051. Total 520600. 0. 0. 0. 520600. 3602790. 3602790. 2311204. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIDWELL LIMITED UNIT #2H TABLE 92 FIELD: GLENEWINKLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1390.943 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1191.491 20.0000 1051.808 REMARKS PERFS: - COTULLA 25.0000 948.424 30.0000 868.636 35.0000 805.031 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 58.482 0.000 143. 4.000 0.000 10. 103.83 5.01 12-13 1. 37.927 0.000 92. 2.594 0.000 6. 103.83 5.01 12-14 1. 29.285 0.000 70. 2.003 0.000 5. 103.83 5.01 12-15 1. 24.312 0.000 57. 1.663 0.000 4. 103.83 5.01 12-16 1. 21.015 0.000 49. 1.437 0.000 3. 103.83 5.01 12-17 1. 18.642 0.000 43. 1.275 0.000 3. 103.83 5.01 12-18 1. 16.757 0.000 38. 1.146 0.000 3. 103.83 5.01 12-19 1. 15.082 0.000 34. 1.032 0.000 2. 103.83 5.01 12-20 1. 13.573 0.000 30. 0.928 0.000 2. 103.83 5.01 12-21 1. 12.216 0.000 27. 0.836 0.000 2. 103.83 5.01 12-22 1. 10.995 0.000 24. 0.752 0.000 2. 103.83 5.01 12-23 1. 9.895 0.000 21. 0.677 0.000 1. 103.83 5.01 12-24 1. 8.906 0.000 19. 0.609 0.000 1. 103.83 5.01 12-25 1. 8.015 0.000 17. 0.548 0.000 1. 103.83 5.01 12-26 1. 7.214 0.000 15. 0.493 0.000 1. 103.83 5.01 Sub-T 1. 292.315 0.000 676. 19.994 0.000 46. 103.83 5.01 After 1. 52.678 0.000 99. 3.603 0.000 7. 103.83 5.01 Total 1. 344.993 0.000 774. 23.598 0.000 53. 103.83 5.01 Cumulative 83.488 0.000 117. Ultimate 428.481 0.000 892. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 415337. 0. 49057. 0. 464394. 22785. 14132. 427478. 12-13 269355. 0. 31387. 0. 300741. 14744. 9152. 276845. 12-14 207979. 0. 23914. 0. 231893. 11361. 7057. 213475. 12-15 172661. 0. 19591. 0. 192252. 9412. 5851. 176989. 12-16 149251. 0. 16711. 0. 165963. 8119. 5051. 152793. 12-17 132393. 0. 14629. 0. 147022. 7187. 4475. 135360. 12-18 119011. 0. 12977. 0. 131988. 6448. 4017. 121523. 12-19 107110. 0. 11526. 0. 118635. 5791. 3611. 109233. 12-20 96399. 0. 10237. 0. 106636. 5202. 3246. 98188. 12-21 86759. 0. 9092. 0. 95851. 4673. 2918. 88260. 12-22 78083. 0. 8075. 0. 86158. 4197. 2623. 79338. 12-23 70275. 0. 7172. 0. 77447. 3771. 2358. 71319. 12-24 63247. 0. 6370. 0. 69617. 3387. 2119. 64111. 12-25 56922. 0. 5658. 0. 62580. 3043. 1905. 57632. 12-26 51230. 0. 5025. 0. 56255. 2733. 1713. 51809. Sub-T 2076011. 0. 231422. 0. 2307433. 112853. 70227. 2124353. After 374120. 0. 33807. 0. 407927. 19745. 12422. 375760. Total 2450132. 0. 265228. 0. 2715360. 132598. 82648. 2500113. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9120. 0. 0. 0. 9120. 418358. 418358. 400933. 12-13 9120. 0. 0. 0. 9120. 267725. 686083. 232739. 12-14 9120. 0. 0. 0. 9120. 204355. 890438. 161374. 12-15 9120. 0. 0. 0. 9120. 167869. 1058307. 120462. 12-16 9120. 0. 0. 0. 9120. 143673. 1201980. 93703. 12-17 9120. 0. 0. 0. 9120. 126240. 1328220. 74836. 12-18 9120. 0. 0. 0. 9120. 112403. 1440623. 60573. 12-19 9120. 0. 0. 0. 9120. 100113. 1540736. 49046. 12-20 9120. 0. 0. 0. 9120. 89068. 1629804. 39669. 12-21 9120. 0. 0. 0. 9120. 79140. 1708944. 32043. 12-22 9120. 0. 0. 0. 9120. 70218. 1779162. 25846. 12-23 9120. 0. 0. 0. 9120. 62199. 1841361. 20814. 12-24 9120. 0. 0. 0. 9120. 54991. 1896352. 16729. 12-25 9120. 0. 0. 0. 9120. 48512. 1944864. 13417. 12-26 9120. 0. 0. 0. 9120. 42689. 1987553. 10733. Sub-T 136800. 0. 0. 0. 136800. 1987553. 1987553. 1352917. After 144400. 0. 0. 0. 144400. 231360. 2218913. 38026. Total 281200. 0. 0. 0. 281200. 2218914. 2218913. 1390943. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIDWELL LIMITED UNIT #3H TABLE 93 FIELD: SAKATOSA RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 920.261 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 800.367 20.0000 714.243 REMARKS PERFS: - COTULLA 25.0000 649.316 30.0000 598.505 35.0000 557.552 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 40.871 0.000 146. 2.796 0.000 10. 103.83 5.01 12-13 1. 26.020 0.000 80. 1.780 0.000 5. 103.83 5.01 12-14 1. 19.855 0.000 52. 1.358 0.000 4. 103.83 5.01 12-15 1. 16.339 0.000 37. 1.118 0.000 3. 103.83 5.01 12-16 1. 14.026 0.000 27. 0.959 0.000 2. 103.83 5.01 12-17 1. 12.371 0.000 21. 0.846 0.000 1. 103.83 5.01 12-18 1. 11.096 0.000 16. 0.759 0.000 1. 103.83 5.01 12-19 1. 9.987 0.000 12. 0.683 0.000 1. 103.83 5.01 12-20 1. 8.988 0.000 9. 0.615 0.000 1. 103.83 5.01 12-21 1. 8.089 0.000 7. 0.553 0.000 1. 103.83 5.01 12-22 1. 7.280 0.000 6. 0.498 0.000 0. 103.83 5.01 12-23 1. 6.552 0.000 4. 0.448 0.000 0. 103.83 5.01 12-24 1. 5.897 0.000 3. 0.403 0.000 0. 103.83 5.01 12-25 1. 5.307 0.000 3. 0.363 0.000 0. 103.83 5.01 12-26 1. 4.777 0.000 2. 0.327 0.000 0. 103.83 5.01 Sub-T 1. 197.457 0.000 426. 13.506 0.000 29. 103.83 5.01 After 1. 29.850 0.000 6. 2.042 0.000 0. 103.83 5.01 Total 1. 227.307 0.000 432. 15.548 0.000 30. 103.83 5.01 Cumulative 67.044 0.000 142. Ultimate 294.351 0.000 574. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 290262. 0. 50097. 0. 340358. 17109. 10344. 312905. 12-13 184796. 0. 27294. 0. 212090. 10548. 6449. 195093. 12-14 141009. 0. 17864. 0. 158872. 7826. 4833. 146213. 12-15 116042. 0. 12617. 0. 128659. 6284. 3916. 118459. 12-16 99614. 0. 9298. 0. 108912. 5280. 3316. 100316. 12-17 87857. 0. 7041. 0. 94898. 4570. 2891. 87438. 12-18 78807. 0. 5424. 0. 84230. 4032. 2566. 77632. 12-19 70926. 0. 4192. 0. 75118. 3577. 2289. 69252. 12-20 63833. 0. 3240. 0. 67074. 3179. 2045. 61850. 12-21 57450. 0. 2505. 0. 59955. 2831. 1828. 55296. 12-22 51705. 0. 1936. 0. 53641. 2524. 1636. 49482. 12-23 46535. 0. 1496. 0. 48031. 2253. 1465. 44313. 12-24 41881. 0. 1157. 0. 43038. 2013. 1313. 39712. 12-25 37693. 0. 894. 0. 38587. 1801. 1177. 35609. 12-26 33924. 0. 691. 0. 34615. 1612. 1056. 31946. Sub-T 1402333. 0. 145745. 0. 1548078. 75438. 47124. 1425516. After 211994. 0. 2223. 0. 214216. 9918. 6538. 197760. Total 1614327. 0. 147968. 0. 1762295. 85357. 53662. 1623276. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9120. 0. 0. 0. 9120. 303785. 303785. 291245. 12-13 9120. 0. 0. 0. 9120. 185973. 489758. 161719. 12-14 9120. 0. 0. 0. 9120. 137093. 626851. 108285. 12-15 9120. 0. 0. 0. 9120. 109339. 736190. 78478. 12-16 9120. 0. 0. 0. 9120. 91196. 827386. 59489. 12-17 9120. 0. 0. 0. 9120. 78318. 905704. 46435. 12-18 9120. 0. 0. 0. 9120. 68512. 974216. 36925. 12-19 9120. 0. 0. 0. 9120. 60132. 1034348. 29463. 12-20 9120. 0. 0. 0. 9120. 52730. 1087078. 23487. 12-21 9120. 0. 0. 0. 9120. 46176. 1133254. 18699. 12-22 9120. 0. 0. 0. 9120. 40362. 1173616. 14858. 12-23 9120. 0. 0. 0. 9120. 35193. 1208809. 11778. 12-24 9120. 0. 0. 0. 9120. 30592. 1239400. 9308. 12-25 9120. 0. 0. 0. 9120. 26489. 1265889. 7327. 12-26 9120. 0. 0. 0. 9120. 22826. 1288716. 5740. Sub-T 136800. 0. 0. 0. 136800. 1288716. 1288716. 903236. After 102600. 0. 0. 0. 102600. 95160. 1383876. 17025. Total 239400. 0. 0. 0. 239400. 1383876. 1383876. 920261. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED SHUT-IN RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED SHUT-IN RESERVES TABLE 94 ZAZA ENERGY, LLC ALEXANDER PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 4816.280 FINAL 15.0000 4230.176 20.0000 3807.360 25.0000 3486.433 30.0000 3233.215 35.0000 3027.327 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 3. 267.106 0.000 659. 18.270 0.000 45. 103.83 5.01 12-13 4. 141.687 0.000 345. 9.691 0.000 24. 103.83 5.01 12-14 4. 96.305 0.000 231. 6.587 0.000 16. 103.83 5.01 12-15 4. 75.260 0.000 178. 5.148 0.000 12. 103.83 5.01 12-16 4. 62.717 0.000 146. 4.290 0.000 10. 103.83 5.01 12-17 4. 54.258 0.000 125. 3.711 0.000 9. 103.83 5.01 12-18 4. 48.108 0.000 109. 3.291 0.000 7. 103.83 5.01 12-19 4. 43.233 0.000 96. 2.957 0.000 7. 103.83 5.01 12-20 4. 38.910 0.000 85. 2.661 0.000 6. 103.83 5.01 12-21 4. 35.019 0.000 76. 2.395 0.000 5. 103.83 5.01 12-22 4. 31.517 0.000 67. 2.156 0.000 5. 103.83 5.01 12-23 4. 28.365 0.000 60. 1.940 0.000 4. 103.83 5.01 12-24 4. 25.529 0.000 53. 1.746 0.000 4. 103.83 5.01 12-25 4. 22.976 0.000 47. 1.572 0.000 3. 103.83 5.01 12-26 4. 20.678 0.000 42. 1.414 0.000 3. 103.83 5.01 Sub-T 4. 991.667 0.000 2319. 67.830 0.000 159. 103.83 5.01 After 4. 137.108 0.000 255. 9.378 0.000 17. 103.83 5.01 Total 4. 1128.775 0.000 2574. 77.208 0.000 176. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 1128.775 0.000 2574. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1896980. 0. 225815. 0. 2122796. 104197. 64595. 1954003. 12-13 1006258. 0. 118120. 0. 1124377. 55147. 34215. 1035015. 12-14 683956. 0. 79105. 0. 763061. 37395. 23221. 702445. 12-15 534492. 0. 60918. 0. 595410. 29155. 18120. 548134. 12-16 445416. 0. 50028. 0. 495444. 24241. 15078. 456124. 12-17 385341. 0. 42653. 0. 427995. 20925. 13026. 394044. 12-18 341662. 0. 37271. 0. 378933. 18512. 11533. 348888. 12-19 307039. 0. 33009. 0. 340048. 16599. 10350. 313098. 12-20 276335. 0. 29279. 0. 305613. 14907. 9303. 281404. 12-21 248701. 0. 25970. 0. 274671. 13388. 8361. 252922. 12-22 223831. 0. 23035. 0. 246866. 12024. 7515. 227327. 12-23 201448. 0. 20432. 0. 221880. 10799. 6755. 204326. 12-24 181303. 0. 18123. 0. 199426. 9699. 6071. 183655. 12-25 163173. 0. 16074. 0. 179247. 8712. 5457. 165079. 12-26 146856. 0. 14258. 0. 161113. 7825. 4905. 148383. Sub-T 7042790. 0. 794089. 0. 7836880. 383525. 238507. 7214846. After 973740. 0. 87405. 0. 1061145. 51347. 32314. 977484. Total 8016530. 0. 881494. 0. 8898025. 434872. 270821. 8192330. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 30400. 95000. 0. 0. 125400. 1828603. 1828603. 1742433. 12-13 36480. 0. 0. 0. 36480. 998535. 2827138. 869398. 12-14 36480. 0. 0. 0. 36480. 665965. 3493103. 526249. 12-15 36480. 0. 0. 0. 36480. 511654. 4004757. 367306. 12-16 36480. 0. 0. 0. 36480. 419644. 4424402. 273765. 12-17 36480. 0. 0. 0. 36480. 357564. 4781966. 212010. 12-18 36480. 0. 0. 0. 36480. 312408. 5094374. 168368. 12-19 36480. 0. 0. 0. 36480. 276618. 5370992. 135523. 12-20 36480. 0. 0. 0. 36480. 244924. 5615915. 109088. 12-21 36480. 0. 0. 0. 36480. 216442. 5832357. 87640. 12-22 36480. 0. 0. 0. 36480. 190847. 6023204. 70252. 12-23 36480. 0. 0. 0. 36480. 167846. 6191050. 56170. 12-24 36480. 0. 0. 0. 36480. 147175. 6338226. 44776. 12-25 36480. 0. 0. 0. 36480. 128599. 6466824. 35569. 12-26 36480. 0. 0. 0. 36480. 111903. 6578728. 28138. Sub-T 541120. 95000. 0. 0. 636120. 6578728. 6578728. 4726685. After 462080. 0. 0. 0. 462080. 515404. 7094132. 89595. Total 1003200. 95000. 0. 0. 1098200. 7094132. 7094132. 4816280. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC A-1H TABLE 95 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1213.652 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1069.897 20.0000 966.356 REMARKS PERFS: - COTULLA 25.0000 887.890 30.0000 826.072 35.0000 775.877 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 70.588 0.000 174. 4.828 0.000 12. 103.83 5.01 12-13 1. 33.930 0.000 82. 2.321 0.000 6. 103.83 5.01 12-14 1. 23.492 0.000 56. 1.607 0.000 4. 103.83 5.01 12-15 1. 18.492 0.000 44. 1.265 0.000 3. 103.83 5.01 12-16 1. 15.471 0.000 36. 1.058 0.000 2. 103.83 5.01 12-17 1. 13.417 0.000 31. 0.918 0.000 2. 103.83 5.01 12-18 1. 11.916 0.000 27. 0.815 0.000 2. 103.83 5.01 12-19 1. 10.714 0.000 24. 0.733 0.000 2. 103.83 5.01 12-20 1. 9.642 0.000 21. 0.660 0.000 1. 103.83 5.01 12-21 1. 8.678 0.000 19. 0.594 0.000 1. 103.83 5.01 12-22 1. 7.810 0.000 17. 0.534 0.000 1. 103.83 5.01 12-23 1. 7.029 0.000 15. 0.481 0.000 1. 103.83 5.01 12-24 1. 6.326 0.000 13. 0.433 0.000 1. 103.83 5.01 12-25 1. 5.694 0.000 12. 0.389 0.000 1. 103.83 5.01 12-26 1. 5.124 0.000 10. 0.350 0.000 1. 103.83 5.01 Sub-T 1. 248.324 0.000 580. 16.985 0.000 40. 103.83 5.01 After 1. 33.870 0.000 63. 2.317 0.000 4. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 501312. 0. 59651. 0. 560963. 27534. 17070. 516359. 12-13 240970. 0. 28250. 0. 269220. 13203. 8193. 247824. 12-14 166842. 0. 19273. 0. 186115. 9120. 5664. 171331. 12-15 131332. 0. 14950. 0. 146282. 7163. 4452. 134667. 12-16 109875. 0. 12326. 0. 122200. 5979. 3719. 112503. 12-17 95290. 0. 10535. 0. 105825. 5173. 3221. 97431. 12-18 84630. 0. 9221. 0. 93850. 4585. 2857. 86409. 12-19 76087. 0. 8170. 0. 84257. 4113. 2565. 77580. 12-20 68478. 0. 7247. 0. 75725. 3694. 2305. 69727. 12-21 61631. 0. 6428. 0. 68058. 3317. 2072. 62670. 12-22 55468. 0. 5701. 0. 61169. 2979. 1862. 56328. 12-23 49921. 0. 5057. 0. 54978. 2676. 1674. 50628. 12-24 44929. 0. 4485. 0. 49414. 2403. 1504. 45507. 12-25 40436. 0. 3979. 0. 44414. 2158. 1352. 40904. 12-26 36392. 0. 3529. 0. 39921. 1939. 1215. 36767. Sub-T 1763593. 0. 198801. 0. 1962394. 96035. 59723. 1806635. After 240540. 0. 21572. 0. 262113. 12683. 7982. 241448. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 8360. 23750. 0. 0. 32110. 484249. 484249. 463759. 12-13 9120. 0. 0. 0. 9120. 238704. 722954. 207784. 12-14 9120. 0. 0. 0. 9120. 162211. 885165. 128170. 12-15 9120. 0. 0. 0. 9120. 125547. 1010712. 90124. 12-16 9120. 0. 0. 0. 9120. 103383. 1114095. 67443. 12-17 9120. 0. 0. 0. 9120. 88311. 1202406. 52361. 12-18 9120. 0. 0. 0. 9120. 77289. 1279695. 41654. 12-19 9120. 0. 0. 0. 9120. 68460. 1348155. 33540. 12-20 9120. 0. 0. 0. 9120. 60607. 1408762. 26994. 12-21 9120. 0. 0. 0. 9120. 53550. 1462311. 21683. 12-22 9120. 0. 0. 0. 9120. 47208. 1509519. 17378. 12-23 9120. 0. 0. 0. 9120. 41508. 1551027. 13891. 12-24 9120. 0. 0. 0. 9120. 36387. 1587414. 11070. 12-25 9120. 0. 0. 0. 9120. 31784. 1619198. 8791. 12-26 9120. 0. 0. 0. 9120. 27647. 1646845. 6952. Sub-T 136040. 23750. 0. 0. 159790. 1646845. 1646845. 1191594. After 114760. 0. 0. 0. 114760. 126688. 1773533. 22058. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1213652. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC A-2H TABLE 96 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1204.051 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1057.508 20.0000 951.785 REMARKS PERFS: - COTULLA 25.0000 871.532 30.0000 808.207 35.0000 756.714 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 66.836 0.000 165. 4.572 0.000 11. 103.83 5.01 12-13 1. 35.380 0.000 86. 2.420 0.000 6. 103.83 5.01 12-14 1. 24.067 0.000 58. 1.646 0.000 4. 103.83 5.01 12-15 1. 18.811 0.000 44. 1.287 0.000 3. 103.83 5.01 12-16 1. 15.678 0.000 37. 1.072 0.000 2. 103.83 5.01 12-17 1. 13.564 0.000 31. 0.928 0.000 2. 103.83 5.01 12-18 1. 12.026 0.000 27. 0.823 0.000 2. 103.83 5.01 12-19 1. 10.808 0.000 24. 0.739 0.000 2. 103.83 5.01 12-20 1. 9.727 0.000 21. 0.665 0.000 1. 103.83 5.01 12-21 1. 8.754 0.000 19. 0.599 0.000 1. 103.83 5.01 12-22 1. 7.879 0.000 17. 0.539 0.000 1. 103.83 5.01 12-23 1. 7.091 0.000 15. 0.485 0.000 1. 103.83 5.01 12-24 1. 6.382 0.000 13. 0.437 0.000 1. 103.83 5.01 12-25 1. 5.744 0.000 12. 0.393 0.000 1. 103.83 5.01 12-26 1. 5.169 0.000 10. 0.354 0.000 1. 103.83 5.01 Sub-T 1. 247.918 0.000 580. 16.958 0.000 40. 103.83 5.01 After 1. 34.276 0.000 64. 2.344 0.000 4. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 474664. 0. 56504. 0. 531168. 26072. 16163. 488933. 12-13 251270. 0. 29495. 0. 280765. 13771. 8544. 258451. 12-14 170926. 0. 19769. 0. 190695. 9345. 5803. 175546. 12-15 133599. 0. 15226. 0. 148825. 7288. 4529. 137008. 12-16 111342. 0. 12506. 0. 123847. 6060. 3769. 114019. 12-17 96328. 0. 10663. 0. 106991. 5231. 3256. 98504. 12-18 85412. 0. 9317. 0. 94729. 4628. 2883. 87218. 12-19 76758. 0. 8252. 0. 85010. 4150. 2588. 78273. 12-20 69082. 0. 7320. 0. 76402. 3727. 2326. 70350. 12-21 62174. 0. 6492. 0. 68666. 3347. 2090. 63229. 12-22 55957. 0. 5759. 0. 61715. 3006. 1879. 56831. 12-23 50361. 0. 5108. 0. 55469. 2700. 1689. 51081. 12-24 45325. 0. 4531. 0. 49855. 2425. 1518. 45913. 12-25 40792. 0. 4019. 0. 44811. 2178. 1364. 41269. 12-26 36713. 0. 3564. 0. 40278. 1956. 1226. 37095. Sub-T 1760704. 0. 198523. 0. 1959227. 95882. 59627. 1803718. After 243429. 0. 21851. 0. 265279. 12837. 8078. 244365. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 23750. 0. 0. 31350. 457583. 457583. 435944. 12-13 9120. 0. 0. 0. 9120. 249331. 706914. 217083. 12-14 9120. 0. 0. 0. 9120. 166426. 873340. 131511. 12-15 9120. 0. 0. 0. 9120. 127888. 1001228. 91809. 12-16 9120. 0. 0. 0. 9120. 104899. 1106127. 68433. 12-17 9120. 0. 0. 0. 9120. 89384. 1195511. 52998. 12-18 9120. 0. 0. 0. 9120. 78098. 1273609. 42090. 12-19 9120. 0. 0. 0. 9120. 69153. 1342762. 33880. 12-20 9120. 0. 0. 0. 9120. 61230. 1403991. 27271. 12-21 9120. 0. 0. 0. 9120. 54109. 1458100. 21909. 12-22 9120. 0. 0. 0. 9120. 47711. 1505811. 17563. 12-23 9120. 0. 0. 0. 9120. 41961. 1547772. 14042. 12-24 9120. 0. 0. 0. 9120. 36793. 1584564. 11194. 12-25 9120. 0. 0. 0. 9120. 32149. 1616713. 8892. 12-26 9120. 0. 0. 0. 9120. 27975. 1644688. 7034. Sub-T 135280. 23750. 0. 0. 159030. 1644688. 1644688. 1181653. After 115520. 0. 0. 0. 115520. 128845. 1773533. 22398. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1204051. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 RATHJAN A UNIT A-1H TABLE 97 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1204.051 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1057.508 20.0000 951.785 REMARKS PERFS: - COTULLA 25.0000 871.532 30.0000 808.207 35.0000 756.714 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 66.836 0.000 165. 4.572 0.000 11. 103.83 5.01 12-13 1. 35.380 0.000 86. 2.420 0.000 6. 103.83 5.01 12-14 1. 24.067 0.000 58. 1.646 0.000 4. 103.83 5.01 12-15 1. 18.811 0.000 44. 1.287 0.000 3. 103.83 5.01 12-16 1. 15.678 0.000 37. 1.072 0.000 2. 103.83 5.01 12-17 1. 13.564 0.000 31. 0.928 0.000 2. 103.83 5.01 12-18 1. 12.026 0.000 27. 0.823 0.000 2. 103.83 5.01 12-19 1. 10.808 0.000 24. 0.739 0.000 2. 103.83 5.01 12-20 1. 9.727 0.000 21. 0.665 0.000 1. 103.83 5.01 12-21 1. 8.754 0.000 19. 0.599 0.000 1. 103.83 5.01 12-22 1. 7.879 0.000 17. 0.539 0.000 1. 103.83 5.01 12-23 1. 7.091 0.000 15. 0.485 0.000 1. 103.83 5.01 12-24 1. 6.382 0.000 13. 0.437 0.000 1. 103.83 5.01 12-25 1. 5.744 0.000 12. 0.393 0.000 1. 103.83 5.01 12-26 1. 5.169 0.000 10. 0.354 0.000 1. 103.83 5.01 Sub-T 1. 247.918 0.000 580. 16.958 0.000 40. 103.83 5.01 After 1. 34.276 0.000 64. 2.344 0.000 4. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 474664. 0. 56504. 0. 531168. 26072. 16163. 488933. 12-13 251270. 0. 29495. 0. 280765. 13771. 8544. 258451. 12-14 170926. 0. 19769. 0. 190695. 9345. 5803. 175546. 12-15 133599. 0. 15226. 0. 148825. 7288. 4529. 137008. 12-16 111342. 0. 12506. 0. 123847. 6060. 3769. 114019. 12-17 96328. 0. 10663. 0. 106991. 5231. 3256. 98504. 12-18 85412. 0. 9317. 0. 94729. 4628. 2883. 87218. 12-19 76758. 0. 8252. 0. 85010. 4150. 2588. 78273. 12-20 69082. 0. 7320. 0. 76402. 3727. 2326. 70350. 12-21 62174. 0. 6492. 0. 68666. 3347. 2090. 63229. 12-22 55957. 0. 5759. 0. 61715. 3006. 1879. 56831. 12-23 50361. 0. 5108. 0. 55469. 2700. 1689. 51081. 12-24 45325. 0. 4531. 0. 49855. 2425. 1518. 45913. 12-25 40792. 0. 4019. 0. 44811. 2178. 1364. 41269. 12-26 36713. 0. 3564. 0. 40278. 1956. 1226. 37095. Sub-T 1760704. 0. 198523. 0. 1959227. 95882. 59627. 1803718. After 243429. 0. 21851. 0. 265279. 12837. 8078. 244365. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 23750. 0. 0. 31350. 457583. 457583. 435944. 12-13 9120. 0. 0. 0. 9120. 249331. 706914. 217083. 12-14 9120. 0. 0. 0. 9120. 166426. 873340. 131511. 12-15 9120. 0. 0. 0. 9120. 127888. 1001228. 91809. 12-16 9120. 0. 0. 0. 9120. 104899. 1106127. 68433. 12-17 9120. 0. 0. 0. 9120. 89384. 1195511. 52998. 12-18 9120. 0. 0. 0. 9120. 78098. 1273609. 42090. 12-19 9120. 0. 0. 0. 9120. 69153. 1342762. 33880. 12-20 9120. 0. 0. 0. 9120. 61230. 1403991. 27271. 12-21 9120. 0. 0. 0. 9120. 54109. 1458100. 21909. 12-22 9120. 0. 0. 0. 9120. 47711. 1505811. 17563. 12-23 9120. 0. 0. 0. 9120. 41961. 1547772. 14042. 12-24 9120. 0. 0. 0. 9120. 36793. 1584564. 11194. 12-25 9120. 0. 0. 0. 9120. 32149. 1616713. 8892. 12-26 9120. 0. 0. 0. 9120. 27975. 1644688. 7034. Sub-T 135280. 23750. 0. 0. 159030. 1644688. 1644688. 1181653. After 115520. 0. 0. 0. 115520. 128845. 1773533. 22398. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1204051. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 RATHJAN B UNIT A-1H TABLE 98 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1194.526 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1045.263 20.0000 937.433 REMARKS PERFS: - COTULLA 25.0000 855.476 30.0000 790.729 35.0000 738.024 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 62.847 0.000 155. 4.299 0.000 11. 103.83 5.01 12-13 1. 36.996 0.000 90. 2.531 0.000 6. 103.83 5.01 12-14 1. 24.678 0.000 59. 1.688 0.000 4. 103.83 5.01 12-15 1. 19.144 0.000 45. 1.309 0.000 3. 103.83 5.01 12-16 1. 15.891 0.000 37. 1.087 0.000 3. 103.83 5.01 12-17 1. 13.714 0.000 32. 0.938 0.000 2. 103.83 5.01 12-18 1. 12.139 0.000 27. 0.830 0.000 2. 103.83 5.01 12-19 1. 10.903 0.000 24. 0.746 0.000 2. 103.83 5.01 12-20 1. 9.813 0.000 22. 0.671 0.000 1. 103.83 5.01 12-21 1. 8.832 0.000 19. 0.604 0.000 1. 103.83 5.01 12-22 1. 7.949 0.000 17. 0.544 0.000 1. 103.83 5.01 12-23 1. 7.154 0.000 15. 0.489 0.000 1. 103.83 5.01 12-24 1. 6.438 0.000 13. 0.440 0.000 1. 103.83 5.01 12-25 1. 5.794 0.000 12. 0.396 0.000 1. 103.83 5.01 12-26 1. 5.215 0.000 11. 0.357 0.000 1. 103.83 5.01 Sub-T 1. 247.507 0.000 579. 16.930 0.000 40. 103.83 5.01 After 1. 34.687 0.000 65. 2.373 0.000 4. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 446340. 0. 53155. 0. 499496. 24518. 15199. 459778. 12-13 262747. 0. 30880. 0. 293627. 14402. 8935. 270290. 12-14 175262. 0. 20295. 0. 195556. 9584. 5951. 180021. 12-15 135963. 0. 15515. 0. 151477. 7418. 4610. 139450. 12-16 112857. 0. 12691. 0. 125548. 6143. 3821. 115584. 12-17 97394. 0. 10794. 0. 108188. 5290. 3293. 99606. 12-18 86209. 0. 9416. 0. 95625. 4672. 2911. 88043. 12-19 77435. 0. 8335. 0. 85770. 4187. 2611. 78972. 12-20 69692. 0. 7393. 0. 77085. 3760. 2346. 70978. 12-21 62722. 0. 6558. 0. 69280. 3377. 2109. 63794. 12-22 56450. 0. 5816. 0. 62267. 3033. 1895. 57338. 12-23 50805. 0. 5159. 0. 55964. 2724. 1704. 51537. 12-24 45725. 0. 4576. 0. 50301. 2447. 1531. 46323. 12-25 41152. 0. 4059. 0. 45211. 2197. 1376. 41637. 12-26 37037. 0. 3600. 0. 40637. 1974. 1237. 37426. Sub-T 1757790. 0. 198242. 0. 1956032. 95726. 59530. 1800776. After 246343. 0. 22132. 0. 268474. 12992. 8175. 247307. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 6840. 23750. 0. 0. 30590. 429188. 429188. 406784. 12-13 9120. 0. 0. 0. 9120. 261170. 690358. 227448. 12-14 9120. 0. 0. 0. 9120. 170901. 861259. 135058. 12-15 9120. 0. 0. 0. 9120. 130330. 991588. 93565. 12-16 9120. 0. 0. 0. 9120. 106464. 1098053. 69456. 12-17 9120. 0. 0. 0. 9120. 90486. 1188538. 53652. 12-18 9120. 0. 0. 0. 9120. 78923. 1267461. 42535. 12-19 9120. 0. 0. 0. 9120. 69852. 1337313. 34222. 12-20 9120. 0. 0. 0. 9120. 61858. 1399171. 27551. 12-21 9120. 0. 0. 0. 9120. 54674. 1453845. 22138. 12-22 9120. 0. 0. 0. 9120. 48218. 1502063. 17749. 12-23 9120. 0. 0. 0. 9120. 42417. 1544480. 14195. 12-24 9120. 0. 0. 0. 9120. 37203. 1581682. 11318. 12-25 9120. 0. 0. 0. 9120. 32517. 1614200. 8994. 12-26 9120. 0. 0. 0. 9120. 28306. 1642506. 7118. Sub-T 134520. 23750. 0. 0. 158270. 1642506. 1642506. 1171785. After 116280. 0. 0. 0. 116280. 131027. 1773533. 22741. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1194526. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 99 ZAZA ENERGY, LLC ALEXANDER PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 6988.709 FINAL 15.0000 5777.234 20.0000 4907.607 25.0000 4252.357 30.0000 3740.324 35.0000 3328.853 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 145.458 0.000 492. 9.949 0.000 34. 103.83 5.01 12-13 4. 210.550 0.000 586. 14.402 0.000 40. 103.83 5.01 12-14 7. 317.593 0.000 799. 21.723 0.000 55. 103.83 5.01 12-15 7. 185.015 0.000 447. 12.655 0.000 31. 103.83 5.01 12-16 7. 138.547 0.000 320. 9.477 0.000 22. 103.83 5.01 12-17 7. 113.515 0.000 251. 7.764 0.000 17. 103.83 5.01 12-18 7. 97.339 0.000 206. 6.658 0.000 14. 103.83 5.01 12-19 7. 85.793 0.000 174. 5.868 0.000 12. 103.83 5.01 12-20 7. 76.754 0.000 150. 5.250 0.000 10. 103.83 5.01 12-21 7. 69.053 0.000 131. 4.723 0.000 9. 103.83 5.01 12-22 7. 62.148 0.000 114. 4.251 0.000 8. 103.83 5.01 12-23 7. 55.933 0.000 100. 3.826 0.000 7. 103.83 5.01 12-24 7. 50.340 0.000 87. 3.443 0.000 6. 103.83 5.01 12-25 7. 45.306 0.000 76. 3.099 0.000 5. 103.83 5.01 12-26 7. 40.775 0.000 67. 2.789 0.000 5. 103.83 5.01 Sub-T 6. 1694.121 0.000 4000. 115.878 0.000 274. 103.83 5.01 After 6. 279.454 0.000 414. 19.115 0.000 28. 103.83 5.01 Total 6. 1973.574 0.000 4414. 134.992 0.000 302. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 1973.574 0.000 4414. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1033038. 0. 168419. 0. 1201457. 60151. 36522. 1104784. 12-13 1495323. 0. 200675. 0. 1695997. 83835. 51589. 1560573. 12-14 2255540. 0. 273567. 0. 2529107. 124272. 76955. 2327880. 12-15 1313972. 0. 153230. 0. 1467201. 71935. 44649. 1350618. 12-16 983959. 0. 109641. 0. 1093601. 53485. 33284. 1006832. 12-17 806180. 0. 85881. 0. 892061. 43525. 27153. 821383. 12-18 691298. 0. 70541. 0. 761839. 37090. 23192. 701556. 12-19 609300. 0. 59706. 0. 669006. 32506. 20368. 616132. 12-20 545107. 0. 51470. 0. 596577. 28935. 18165. 549477. 12-21 490414. 0. 44756. 0. 535170. 25916. 16296. 492959. 12-22 441373. 0. 39019. 0. 480391. 23230. 14629. 442533. 12-23 397236. 0. 34082. 0. 431318. 20829. 13136. 397353. 12-24 357512. 0. 29823. 0. 387335. 18682. 11797. 356856. 12-25 321761. 0. 26136. 0. 347897. 16761. 10596. 320540. 12-26 289585. 0. 22938. 0. 312523. 15041. 9519. 287962. Sub-T 12031598. 0. 1369883. 0. 13401482. 656195. 407849. 12337436. After 1984672. 0. 141705. 0. 2126377. 101923. 64783. 1959672. Total 14016270. 0. 1511588. 0. 15527859. 758117. 472632. 14297107. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 13680. 736250. 0. 0. 749930. 354854. 354854. 308923. 12-13 34200. 71250. 0. 0. 105450. 1455123. 1809976. 1255847. 12-14 62320. 23750. 0. 0. 86070. 2241810. 4051786. 1775966. 12-15 63840. 0. 0. 0. 63840. 1286778. 5338564. 924917. 12-16 63840. 0. 0. 0. 63840. 942992. 6281556. 615549. 12-17 63840. 0. 0. 0. 63840. 757543. 7039098. 449327. 12-18 63840. 0. 0. 0. 63840. 637716. 7676815. 343772. 12-19 63840. 0. 0. 0. 63840. 552292. 8229108. 270611. 12-20 63840. 0. 0. 0. 63840. 485637. 8714745. 216303. 12-21 63840. 0. 0. 0. 63840. 429119. 9143864. 173754. 12-22 63840. 0. 0. 0. 63840. 378693. 9522557. 139398. 12-23 63840. 0. 0. 0. 63840. 333513. 9856070. 111609. 12-24 63840. 0. 0. 0. 63840. 293016. 10149086. 89144. 12-25 63840. 0. 0. 0. 63840. 256700. 10405786. 70998. 12-26 63840. 0. 0. 0. 63840. 224122. 10629908. 56354. Sub-T 876280. 831250. 0. 0. 1707530. 10629908. 10629908. 6802472. After 867160. 0. 0. 0. 867160. 1092511. 11722420. 186238. Total 1743440. 831250. 0. 0. 2574690. 11722419. 11722420. 6988710. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIDWELL LIMITED UNIT #4H TABLE 100 FIELD: SAKATOSA RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 524.206 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 383.644 20.0000 282.958 REMARKS PERFS: - COTULLA 25.0000 207.334 30.0000 148.445 35.0000 101.286 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 53.995 0.000 200. 3.693 0.000 14. 103.83 5.01 12-13 1. 40.871 0.000 134. 2.796 0.000 9. 103.83 5.01 12-14 1. 26.020 0.000 73. 1.780 0.000 5. 103.83 5.01 12-15 1. 19.855 0.000 48. 1.358 0.000 3. 103.83 5.01 12-16 1. 16.339 0.000 34. 1.118 0.000 2. 103.83 5.01 12-17 1. 14.026 0.000 25. 0.959 0.000 2. 103.83 5.01 12-18 1. 12.371 0.000 19. 0.846 0.000 1. 103.83 5.01 12-19 1. 11.096 0.000 15. 0.759 0.000 1. 103.83 5.01 12-20 1. 9.987 0.000 11. 0.683 0.000 1. 103.83 5.01 12-21 1. 8.988 0.000 9. 0.615 0.000 1. 103.83 5.01 12-22 1. 8.089 0.000 7. 0.553 0.000 0. 103.83 5.01 12-23 1. 7.280 0.000 5. 0.498 0.000 0. 103.83 5.01 12-24 1. 6.552 0.000 4. 0.448 0.000 0. 103.83 5.01 12-25 1. 5.897 0.000 3. 0.403 0.000 0. 103.83 5.01 12-26 1. 5.307 0.000 2. 0.363 0.000 0. 103.83 5.01 Sub-T 1. 246.676 0.000 590. 16.873 0.000 40. 103.83 5.01 After 1. 34.627 0.000 8. 2.368 0.000 1. 103.83 5.01 Total 1. 281.303 0.000 598. 19.241 0.000 41. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 281.303 0.000 598. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 383473. 0. 68329. 0. 451802. 22764. 13729. 415308. 12-13 290262. 0. 45946. 0. 336208. 16798. 10221. 309189. 12-14 184797. 0. 25090. 0. 209887. 10382. 6384. 193120. 12-15 141009. 0. 16458. 0. 157467. 7721. 4792. 144955. 12-16 116043. 0. 11651. 0. 127693. 6212. 3887. 117594. 12-17 99614. 0. 8605. 0. 108219. 5228. 3296. 99696. 12-18 87857. 0. 6531. 0. 94388. 4531. 2875. 86982. 12-19 78807. 0. 5042. 0. 83849. 4003. 2555. 77290. 12-20 70926. 0. 3906. 0. 74832. 3556. 2281. 68996. 12-21 63834. 0. 3026. 0. 66859. 3163. 2038. 61658. 12-22 57450. 0. 2344. 0. 59794. 2819. 1823. 55153. 12-23 51705. 0. 1816. 0. 53521. 2515. 1632. 49374. 12-24 46535. 0. 1407. 0. 47941. 2246. 1462. 44233. 12-25 41881. 0. 1090. 0. 42971. 2008. 1311. 39652. 12-26 37693. 0. 844. 0. 38537. 1797. 1176. 35564. Sub-T 1751885. 0. 202085. 0. 1953970. 95743. 59463. 1798764. After 245918. 0. 2775. 0. 248693. 11520. 7590. 229583. Total 1997803. 0. 204860. 0. 2202663. 107263. 67053. 2028347. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5320. 712500. 0. 0. 717820. -302512. -302512. -304983. 12-13 9120. 0. 0. 0. 9120. 300069. -2443. 261526. 12-14 9120. 0. 0. 0. 9120. 184000. 181558. 145456. 12-15 9120. 0. 0. 0. 9120. 135835. 317392. 97537. 12-16 9120. 0. 0. 0. 9120. 108474. 425866. 70778. 12-17 9120. 0. 0. 0. 9120. 90576. 516442. 53712. 12-18 9120. 0. 0. 0. 9120. 77862. 594304. 41967. 12-19 9120. 0. 0. 0. 9120. 68170. 662474. 33401. 12-20 9120. 0. 0. 0. 9120. 59876. 722350. 26670. 12-21 9120. 0. 0. 0. 9120. 52538. 774887. 21274. 12-22 9120. 0. 0. 0. 9120. 46033. 820920. 16946. 12-23 9120. 0. 0. 0. 9120. 40254. 861174. 13472. 12-24 9120. 0. 0. 0. 9120. 35113. 896287. 10683. 12-25 9120. 0. 0. 0. 9120. 30532. 926819. 8445. 12-26 9120. 0. 0. 0. 9120. 26444. 953264. 6650. Sub-T 133000. 712500. 0. 0. 845500. 953264. 953264. 503534. After 111720. 0. 0. 0. 111720. 117863. 1071127. 20673. Total 244720. 712500. 0. 0. 957220. 1071127. 1071127. 524206. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIDWELL LIMITED UNIT #5H TABLE 101 FIELD: SAKATOSA RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1214.426 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1063.712 20.0000 953.446 REMARKS PERFS: - COTULLA 25.0000 868.760 30.0000 801.280 35.0000 745.960 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 53.995 0.000 200. 3.693 0.000 14. 103.83 5.01 12-13 1. 40.871 0.000 134. 2.796 0.000 9. 103.83 5.01 12-14 1. 26.020 0.000 73. 1.780 0.000 5. 103.83 5.01 12-15 1. 19.855 0.000 48. 1.358 0.000 3. 103.83 5.01 12-16 1. 16.339 0.000 34. 1.118 0.000 2. 103.83 5.01 12-17 1. 14.026 0.000 25. 0.959 0.000 2. 103.83 5.01 12-18 1. 12.371 0.000 19. 0.846 0.000 1. 103.83 5.01 12-19 1. 11.096 0.000 15. 0.759 0.000 1. 103.83 5.01 12-20 1. 9.987 0.000 11. 0.683 0.000 1. 103.83 5.01 12-21 1. 8.988 0.000 9. 0.615 0.000 1. 103.83 5.01 12-22 1. 8.089 0.000 7. 0.553 0.000 0. 103.83 5.01 12-23 1. 7.280 0.000 5. 0.498 0.000 0. 103.83 5.01 12-24 1. 6.552 0.000 4. 0.448 0.000 0. 103.83 5.01 12-25 1. 5.897 0.000 3. 0.403 0.000 0. 103.83 5.01 12-26 1. 5.307 0.000 2. 0.363 0.000 0. 103.83 5.01 Sub-T 1. 246.676 0.000 590. 16.873 0.000 40. 103.83 5.01 After 1. 34.627 0.000 8. 2.368 0.000 1. 103.83 5.01 Total 1. 281.303 0.000 598. 19.241 0.000 41. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 281.303 0.000 598. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 383473. 0. 68329. 0. 451802. 22764. 13729. 415308. 12-13 290262. 0. 45946. 0. 336208. 16798. 10221. 309189. 12-14 184797. 0. 25090. 0. 209887. 10382. 6384. 193120. 12-15 141009. 0. 16458. 0. 157467. 7721. 4792. 144955. 12-16 116043. 0. 11651. 0. 127693. 6212. 3887. 117594. 12-17 99614. 0. 8605. 0. 108219. 5228. 3296. 99696. 12-18 87857. 0. 6531. 0. 94388. 4531. 2875. 86982. 12-19 78807. 0. 5042. 0. 83849. 4003. 2555. 77290. 12-20 70926. 0. 3906. 0. 74832. 3556. 2281. 68996. 12-21 63834. 0. 3026. 0. 66859. 3163. 2038. 61658. 12-22 57450. 0. 2344. 0. 59794. 2819. 1823. 55153. 12-23 51705. 0. 1816. 0. 53521. 2515. 1632. 49374. 12-24 46535. 0. 1407. 0. 47941. 2246. 1462. 44233. 12-25 41881. 0. 1090. 0. 42971. 2008. 1311. 39652. 12-26 37693. 0. 844. 0. 38537. 1797. 1176. 35564. Sub-T 1751885. 0. 202085. 0. 1953970. 95743. 59463. 1798764. After 245918. 0. 2775. 0. 248693. 11520. 7590. 229583. Total 1997803. 0. 204860. 0. 2202663. 107263. 67053. 2028347. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5320. 0. 0. 0. 5320. 409988. 409988. 385236. 12-13 9120. 0. 0. 0. 9120. 300069. 710057. 261526. 12-14 9120. 0. 0. 0. 9120. 184000. 894058. 145456. 12-15 9120. 0. 0. 0. 9120. 135835. 1029892. 97537. 12-16 9120. 0. 0. 0. 9120. 108474. 1138366. 70778. 12-17 9120. 0. 0. 0. 9120. 90576. 1228942. 53712. 12-18 9120. 0. 0. 0. 9120. 77862. 1306803. 41967. 12-19 9120. 0. 0. 0. 9120. 68170. 1374974. 33401. 12-20 9120. 0. 0. 0. 9120. 59876. 1434849. 26670. 12-21 9120. 0. 0. 0. 9120. 52538. 1487387. 21274. 12-22 9120. 0. 0. 0. 9120. 46033. 1533420. 16946. 12-23 9120. 0. 0. 0. 9120. 40254. 1573674. 13472. 12-24 9120. 0. 0. 0. 9120. 35113. 1608787. 10683. 12-25 9120. 0. 0. 0. 9120. 30532. 1639319. 8445. 12-26 9120. 0. 0. 0. 9120. 26444. 1665763. 6650. Sub-T 133000. 0. 0. 0. 133000. 1665763. 1665763. 1193753. After 111720. 0. 0. 0. 111720. 117863. 1783626. 20673. Total 244720. 0. 0. 0. 244720. 1783626. 1783626. 1214426. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC B-3H TABLE 102 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1068.819 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 887.997 20.0000 757.813 REMARKS PERFS: - COTULLA 25.0000 659.395 30.0000 582.229 35.0000 520.013 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 53.995 0.000 133. 3.693 0.000 9. 103.83 5.01 12-14 1. 40.871 0.000 100. 2.796 0.000 7. 103.83 5.01 12-15 1. 26.020 0.000 63. 1.780 0.000 4. 103.83 5.01 12-16 1. 19.855 0.000 47. 1.358 0.000 3. 103.83 5.01 12-17 1. 16.339 0.000 38. 1.118 0.000 3. 103.83 5.01 12-18 1. 14.026 0.000 32. 0.959 0.000 2. 103.83 5.01 12-19 1. 12.371 0.000 28. 0.846 0.000 2. 103.83 5.01 12-20 1. 11.096 0.000 25. 0.759 0.000 2. 103.83 5.01 12-21 1. 9.987 0.000 22. 0.683 0.000 2. 103.83 5.01 12-22 1. 8.988 0.000 20. 0.615 0.000 1. 103.83 5.01 12-23 1. 8.089 0.000 17. 0.553 0.000 1. 103.83 5.01 12-24 1. 7.280 0.000 15. 0.498 0.000 1. 103.83 5.01 12-25 1. 6.552 0.000 14. 0.448 0.000 1. 103.83 5.01 12-26 1. 5.897 0.000 12. 0.403 0.000 1. 103.83 5.01 Sub-T 1. 241.368 0.000 566. 16.510 0.000 39. 103.83 5.01 After 1. 40.825 0.000 77. 2.792 0.000 5. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 383473. 0. 45708. 0. 429181. 21068. 13060. 395053. 12-14 290262. 0. 34200. 0. 324463. 15917. 9873. 298672. 12-15 184797. 0. 21452. 0. 206248. 10110. 6276. 189862. 12-16 141009. 0. 16130. 0. 157139. 7696. 4782. 144661. 12-17 116043. 0. 13081. 0. 129124. 6319. 3930. 118875. 12-18 99614. 0. 11066. 0. 110680. 5412. 3369. 101899. 12-19 87857. 0. 9619. 0. 97476. 4763. 2967. 89747. 12-20 78807. 0. 8503. 0. 87310. 4263. 2658. 80390. 12-21 70926. 0. 7542. 0. 78468. 3828. 2388. 72252. 12-22 63834. 0. 6690. 0. 70523. 3438. 2147. 64939. 12-23 57450. 0. 5934. 0. 63384. 3088. 1929. 58367. 12-24 51705. 0. 5263. 0. 56968. 2773. 1734. 52461. 12-25 46535. 0. 4668. 0. 51203. 2491. 1559. 47154. 12-26 41881. 0. 4141. 0. 46022. 2237. 1401. 42384. Sub-T 1714192. 0. 193999. 0. 1908191. 93403. 58073. 1756715. After 289941. 0. 26375. 0. 316316. 15315. 9632. 291368. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5320. 23750. 0. 0. 29070. 365983. 365983. 312146. 12-14 9120. 0. 0. 0. 9120. 289552. 655536. 229385. 12-15 9120. 0. 0. 0. 9120. 180742. 836278. 129874. 12-16 9120. 0. 0. 0. 9120. 135541. 971818. 88468. 12-17 9120. 0. 0. 0. 9120. 109755. 1081574. 65097. 12-18 9120. 0. 0. 0. 9120. 92779. 1174353. 50013. 12-19 9120. 0. 0. 0. 9120. 80627. 1254980. 39504. 12-20 9120. 0. 0. 0. 9120. 71270. 1326249. 31743. 12-21 9120. 0. 0. 0. 9120. 63132. 1389381. 25562. 12-22 9120. 0. 0. 0. 9120. 55819. 1445200. 20547. 12-23 9120. 0. 0. 0. 9120. 49247. 1494446. 16480. 12-24 9120. 0. 0. 0. 9120. 43341. 1537788. 13185. 12-25 9120. 0. 0. 0. 9120. 38034. 1575821. 10519. 12-26 9120. 0. 0. 0. 9120. 33264. 1609085. 8364. Sub-T 123880. 23750. 0. 0. 147630. 1609085. 1609085. 1040888. After 126920. 0. 0. 0. 126920. 164448. 1773533. 27931. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1068819. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 RATHJAN A UNIT A-2H TABLE 103 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1019.079 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 828.061 20.0000 691.786 REMARKS PERFS: - COTULLA 25.0000 589.781 30.0000 510.648 35.0000 447.556 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 12.785 0.000 32. 0.874 0.000 2. 103.83 5.01 12-14 1. 64.717 0.000 159. 4.427 0.000 11. 103.83 5.01 12-15 1. 31.427 0.000 76. 2.150 0.000 5. 103.83 5.01 12-16 1. 22.437 0.000 54. 1.535 0.000 4. 103.83 5.01 12-17 1. 17.891 0.000 42. 1.224 0.000 3. 103.83 5.01 12-18 1. 15.077 0.000 35. 1.031 0.000 2. 103.83 5.01 12-19 1. 13.136 0.000 30. 0.899 0.000 2. 103.83 5.01 12-20 1. 11.702 0.000 26. 0.800 0.000 2. 103.83 5.01 12-21 1. 10.527 0.000 23. 0.720 0.000 2. 103.83 5.01 12-22 1. 9.474 0.000 21. 0.648 0.000 1. 103.83 5.01 12-23 1. 8.527 0.000 18. 0.583 0.000 1. 103.83 5.01 12-24 1. 7.674 0.000 16. 0.525 0.000 1. 103.83 5.01 12-25 1. 6.907 0.000 14. 0.472 0.000 1. 103.83 5.01 12-26 1. 6.216 0.000 13. 0.425 0.000 1. 103.83 5.01 Sub-T 1. 238.498 0.000 561. 16.313 0.000 38. 103.83 5.01 After 1. 43.696 0.000 83. 2.989 0.000 6. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 90798. 0. 10854. 0. 101652. 4991. 3093. 93568. 12-14 459619. 0. 54586. 0. 514205. 25236. 15647. 473321. 12-15 223194. 0. 26101. 0. 249295. 12225. 7586. 229485. 12-16 159344. 0. 18361. 0. 177705. 8707. 5408. 163590. 12-17 127065. 0. 14429. 0. 141494. 6927. 4306. 130260. 12-18 107075. 0. 11983. 0. 119058. 5824. 3623. 109610. 12-19 93292. 0. 10289. 0. 103581. 5063. 3153. 95366. 12-20 83109. 0. 9033. 0. 92142. 4500. 2805. 84837. 12-21 74763. 0. 8008. 0. 82771. 4040. 2519. 76212. 12-22 67286. 0. 7103. 0. 74390. 3628. 2264. 68497. 12-23 60558. 0. 6301. 0. 66858. 3258. 2035. 61565. 12-24 54502. 0. 5588. 0. 60091. 2926. 1829. 55335. 12-25 49052. 0. 4957. 0. 54009. 2628. 1644. 49736. 12-26 44147. 0. 4397. 0. 48543. 2360. 1478. 44705. Sub-T 1693803. 0. 191990. 0. 1885793. 92314. 57391. 1736088. After 310330. 0. 28383. 0. 338713. 16404. 10314. 311995. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 760. 23750. 0. 0. 24510. 69058. 69058. 57222. 12-14 9120. 0. 0. 0. 9120. 464201. 533260. 369308. 12-15 9120. 0. 0. 0. 9120. 220365. 753624. 158469. 12-16 9120. 0. 0. 0. 9120. 154470. 908094. 100857. 12-17 9120. 0. 0. 0. 9120. 121140. 1029235. 71863. 12-18 9120. 0. 0. 0. 9120. 100490. 1129725. 54176. 12-19 9120. 0. 0. 0. 9120. 86246. 1215970. 42260. 12-20 9120. 0. 0. 0. 9120. 75717. 1291687. 33724. 12-21 9120. 0. 0. 0. 9120. 67092. 1358779. 27166. 12-22 9120. 0. 0. 0. 9120. 59377. 1418156. 21857. 12-23 9120. 0. 0. 0. 9120. 52445. 1470601. 17550. 12-24 9120. 0. 0. 0. 9120. 46215. 1516816. 14060. 12-25 9120. 0. 0. 0. 9120. 40616. 1557433. 11233. 12-26 9120. 0. 0. 0. 9120. 35585. 1593018. 8947. Sub-T 119320. 23750. 0. 0. 143070. 1593018. 1593018. 988690. After 131480. 0. 0. 0. 131480. 180515. 1773533. 30389. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1019079. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 RATHJAN B UNIT A-2H TABLE 104 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1148.018 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 986.131 20.0000 868.857 REMARKS PERFS: - COTULLA 25.0000 779.522 30.0000 708.844 35.0000 651.275 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 37.467 0.000 93. 2.563 0.000 6. 103.83 5.01 12-13 1. 49.244 0.000 121. 3.368 0.000 8. 103.83 5.01 12-14 1. 28.412 0.000 69. 1.943 0.000 5. 103.83 5.01 12-15 1. 21.050 0.000 50. 1.440 0.000 3. 103.83 5.01 12-16 1. 17.073 0.000 40. 1.168 0.000 3. 103.83 5.01 12-17 1. 14.529 0.000 34. 0.994 0.000 2. 103.83 5.01 12-18 1. 12.740 0.000 29. 0.871 0.000 2. 103.83 5.01 12-19 1. 11.393 0.000 26. 0.779 0.000 2. 103.83 5.01 12-20 1. 10.253 0.000 23. 0.701 0.000 2. 103.83 5.01 12-21 1. 9.228 0.000 20. 0.631 0.000 1. 103.83 5.01 12-22 1. 8.305 0.000 18. 0.568 0.000 1. 103.83 5.01 12-23 1. 7.475 0.000 16. 0.511 0.000 1. 103.83 5.01 12-24 1. 6.727 0.000 14. 0.460 0.000 1. 103.83 5.01 12-25 1. 6.055 0.000 12. 0.414 0.000 1. 103.83 5.01 12-26 1. 5.449 0.000 11. 0.373 0.000 1. 103.83 5.01 Sub-T 1. 245.401 0.000 575. 16.785 0.000 39. 103.83 5.01 After 1. 36.793 0.000 69. 2.517 0.000 5. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 266093. 0. 31761. 0. 297854. 14622. 9063. 274168. 12-13 349729. 0. 41366. 0. 391095. 19190. 11901. 360004. 12-14 201782. 0. 23510. 0. 225293. 11045. 6856. 207391. 12-15 149499. 0. 17164. 0. 166663. 8164. 5072. 153426. 12-16 121252. 0. 13719. 0. 134971. 6607. 4108. 124257. 12-17 103182. 0. 11505. 0. 114687. 5609. 3490. 105587. 12-18 90477. 0. 9942. 0. 100419. 4908. 3056. 92455. 12-19 80916. 0. 8763. 0. 89679. 4379. 2730. 82570. 12-20 72819. 0. 7772. 0. 80591. 3933. 2453. 74205. 12-21 65537. 0. 6894. 0. 72431. 3532. 2205. 66694. 12-22 58984. 0. 6114. 0. 65098. 3172. 1982. 59945. 12-23 53085. 0. 5423. 0. 58509. 2849. 1781. 53879. 12-24 47777. 0. 4810. 0. 52587. 2559. 1601. 48428. 12-25 42999. 0. 4267. 0. 47266. 2298. 1439. 43529. 12-26 38699. 0. 3785. 0. 42484. 2064. 1293. 39126. Sub-T 1742831. 0. 196794. 0. 1939625. 94930. 59030. 1785665. After 261302. 0. 23579. 0. 284881. 13788. 8675. 262418. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3040. 23750. 0. 0. 26790. 247378. 247378. 228670. 12-13 9120. 0. 0. 0. 9120. 350884. 598262. 306205. 12-14 9120. 0. 0. 0. 9120. 198271. 796534. 156770. 12-15 9120. 0. 0. 0. 9120. 144306. 940840. 103624. 12-16 9120. 0. 0. 0. 9120. 115137. 1055977. 75125. 12-17 9120. 0. 0. 0. 9120. 96467. 1152444. 57204. 12-18 9120. 0. 0. 0. 9120. 83335. 1235779. 44916. 12-19 9120. 0. 0. 0. 9120. 73450. 1309229. 35985. 12-20 9120. 0. 0. 0. 9120. 65085. 1374314. 28988. 12-21 9120. 0. 0. 0. 9120. 57574. 1431889. 23312. 12-22 9120. 0. 0. 0. 9120. 50825. 1482713. 18709. 12-23 9120. 0. 0. 0. 9120. 44759. 1527472. 14978. 12-24 9120. 0. 0. 0. 9120. 39308. 1566780. 11959. 12-25 9120. 0. 0. 0. 9120. 34409. 1601189. 9517. 12-26 9120. 0. 0. 0. 9120. 30006. 1631195. 7545. Sub-T 130720. 23750. 0. 0. 154470. 1631195. 1631195. 1123507. After 120080. 0. 0. 0. 120080. 142338. 1773533. 24511. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1148018. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 RATHJAN D UNIT A-1H TABLE 105 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1019.079 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 828.061 20.0000 691.786 REMARKS PERFS: - COTULLA 25.0000 589.781 30.0000 510.648 35.0000 447.556 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 12.785 0.000 32. 0.874 0.000 2. 103.83 5.01 12-14 1. 64.717 0.000 159. 4.427 0.000 11. 103.83 5.01 12-15 1. 31.427 0.000 76. 2.150 0.000 5. 103.83 5.01 12-16 1. 22.437 0.000 54. 1.535 0.000 4. 103.83 5.01 12-17 1. 17.891 0.000 42. 1.224 0.000 3. 103.83 5.01 12-18 1. 15.077 0.000 35. 1.031 0.000 2. 103.83 5.01 12-19 1. 13.136 0.000 30. 0.899 0.000 2. 103.83 5.01 12-20 1. 11.702 0.000 26. 0.800 0.000 2. 103.83 5.01 12-21 1. 10.527 0.000 23. 0.720 0.000 2. 103.83 5.01 12-22 1. 9.474 0.000 21. 0.648 0.000 1. 103.83 5.01 12-23 1. 8.527 0.000 18. 0.583 0.000 1. 103.83 5.01 12-24 1. 7.674 0.000 16. 0.525 0.000 1. 103.83 5.01 12-25 1. 6.907 0.000 14. 0.472 0.000 1. 103.83 5.01 12-26 1. 6.216 0.000 13. 0.425 0.000 1. 103.83 5.01 Sub-T 1. 238.498 0.000 561. 16.313 0.000 38. 103.83 5.01 After 1. 43.696 0.000 83. 2.989 0.000 6. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 90798. 0. 10854. 0. 101652. 4991. 3093. 93568. 12-14 459619. 0. 54586. 0. 514205. 25236. 15647. 473321. 12-15 223194. 0. 26101. 0. 249295. 12225. 7586. 229485. 12-16 159344. 0. 18361. 0. 177705. 8707. 5408. 163590. 12-17 127065. 0. 14429. 0. 141494. 6927. 4306. 130260. 12-18 107075. 0. 11983. 0. 119058. 5824. 3623. 109610. 12-19 93292. 0. 10289. 0. 103581. 5063. 3153. 95366. 12-20 83109. 0. 9033. 0. 92142. 4500. 2805. 84837. 12-21 74763. 0. 8008. 0. 82771. 4040. 2519. 76212. 12-22 67286. 0. 7103. 0. 74390. 3628. 2264. 68497. 12-23 60558. 0. 6301. 0. 66858. 3258. 2035. 61565. 12-24 54502. 0. 5588. 0. 60091. 2926. 1829. 55335. 12-25 49052. 0. 4957. 0. 54009. 2628. 1644. 49736. 12-26 44147. 0. 4397. 0. 48543. 2360. 1478. 44705. Sub-T 1693803. 0. 191990. 0. 1885793. 92314. 57391. 1736088. After 310330. 0. 28383. 0. 338713. 16404. 10314. 311995. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 760. 23750. 0. 0. 24510. 69058. 69058. 57222. 12-14 9120. 0. 0. 0. 9120. 464201. 533260. 369308. 12-15 9120. 0. 0. 0. 9120. 220365. 753624. 158469. 12-16 9120. 0. 0. 0. 9120. 154470. 908094. 100857. 12-17 9120. 0. 0. 0. 9120. 121140. 1029235. 71863. 12-18 9120. 0. 0. 0. 9120. 100490. 1129725. 54176. 12-19 9120. 0. 0. 0. 9120. 86246. 1215970. 42260. 12-20 9120. 0. 0. 0. 9120. 75717. 1291687. 33724. 12-21 9120. 0. 0. 0. 9120. 67092. 1358779. 27166. 12-22 9120. 0. 0. 0. 9120. 59377. 1418156. 21857. 12-23 9120. 0. 0. 0. 9120. 52445. 1470601. 17550. 12-24 9120. 0. 0. 0. 9120. 46215. 1516816. 14060. 12-25 9120. 0. 0. 0. 9120. 40616. 1557433. 11233. 12-26 9120. 0. 0. 0. 9120. 35585. 1593018. 8947. Sub-T 119320. 23750. 0. 0. 143070. 1593018. 1593018. 988690. After 131480. 0. 0. 0. 131480. 180515. 1773533. 30389. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1019079. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 RATHJAN D UNIT A-2H TABLE 106 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 995.084 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 799.628 20.0000 660.962 REMARKS PERFS: - COTULLA 25.0000 557.781 30.0000 478.229 35.0000 415.206 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 66.836 0.000 165. 4.572 0.000 11. 103.83 5.01 12-15 1. 35.380 0.000 86. 2.420 0.000 6. 103.83 5.01 12-16 1. 24.067 0.000 58. 1.646 0.000 4. 103.83 5.01 12-17 1. 18.811 0.000 44. 1.287 0.000 3. 103.83 5.01 12-18 1. 15.678 0.000 37. 1.072 0.000 2. 103.83 5.01 12-19 1. 13.564 0.000 31. 0.928 0.000 2. 103.83 5.01 12-20 1. 12.026 0.000 27. 0.823 0.000 2. 103.83 5.01 12-21 1. 10.808 0.000 24. 0.739 0.000 2. 103.83 5.01 12-22 1. 9.727 0.000 21. 0.665 0.000 1. 103.83 5.01 12-23 1. 8.754 0.000 19. 0.599 0.000 1. 103.83 5.01 12-24 1. 7.879 0.000 17. 0.539 0.000 1. 103.83 5.01 12-25 1. 7.091 0.000 15. 0.485 0.000 1. 103.83 5.01 12-26 1. 6.382 0.000 13. 0.437 0.000 1. 103.83 5.01 Sub-T 1. 237.004 0.000 558. 16.211 0.000 38. 103.83 5.01 After 1. 45.189 0.000 86. 3.091 0.000 6. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 474664. 0. 56504. 0. 531168. 26072. 16163. 488933. 12-15 251270. 0. 29495. 0. 280765. 13771. 8544. 258451. 12-16 170926. 0. 19769. 0. 190695. 9345. 5803. 175546. 12-17 133599. 0. 15226. 0. 148825. 7288. 4529. 137008. 12-18 111342. 0. 12506. 0. 123847. 6060. 3769. 114019. 12-19 96328. 0. 10663. 0. 106991. 5231. 3256. 98504. 12-20 85412. 0. 9317. 0. 94729. 4628. 2883. 87218. 12-21 76758. 0. 8252. 0. 85010. 4150. 2588. 78273. 12-22 69082. 0. 7320. 0. 76402. 3727. 2326. 70350. 12-23 62174. 0. 6492. 0. 68666. 3347. 2090. 63229. 12-24 55957. 0. 5759. 0. 61715. 3006. 1879. 56831. 12-25 50361. 0. 5108. 0. 55469. 2700. 1689. 51081. 12-26 45325. 0. 4531. 0. 49855. 2425. 1518. 45913. Sub-T 1683198. 0. 190940. 0. 1874139. 91748. 57037. 1725354. After 320934. 0. 29433. 0. 350368. 16970. 10669. 322729. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 7600. 23750. 0. 0. 31350. 457583. 457583. 360285. 12-15 9120. 0. 0. 0. 9120. 249331. 706914. 179407. 12-16 9120. 0. 0. 0. 9120. 166426. 873340. 108687. 12-17 9120. 0. 0. 0. 9120. 127888. 1001228. 75875. 12-18 9120. 0. 0. 0. 9120. 104899. 1106127. 56556. 12-19 9120. 0. 0. 0. 9120. 89384. 1195511. 43800. 12-20 9120. 0. 0. 0. 9120. 78098. 1273609. 34785. 12-21 9120. 0. 0. 0. 9120. 69153. 1342762. 28000. 12-22 9120. 0. 0. 0. 9120. 61230. 1403991. 22538. 12-23 9120. 0. 0. 0. 9120. 54109. 1458100. 18107. 12-24 9120. 0. 0. 0. 9120. 47711. 1505811. 14515. 12-25 9120. 0. 0. 0. 9120. 41961. 1547772. 11605. 12-26 9120. 0. 0. 0. 9120. 36793. 1584564. 9251. Sub-T 117040. 23750. 0. 0. 140790. 1584564. 1584564. 963411. After 133760. 0. 0. 0. 133760. 188969. 1773533. 31673. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 995084. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROBABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 107 ZAZA ENERGY, LLC ALEXANDER PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 10222.520 FINAL 15.0000 8340.035 20.0000 7008.278 25.0000 6019.540 30.0000 5258.304 35.0000 4655.535 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 107.990 0.000 333. 7.387 0.000 23. 103.83 5.01 12-13 3. 198.829 0.000 602. 13.600 0.000 41. 103.83 5.01 12-14 6. 334.998 0.000 858. 22.914 0.000 59. 103.83 5.01 12-15 9. 356.047 0.000 877. 24.354 0.000 60. 103.83 5.01 12-16 10. 266.607 0.000 637. 18.236 0.000 44. 103.83 5.01 12-17 10. 194.230 0.000 448. 13.285 0.000 31. 103.83 5.01 12-18 10. 158.725 0.000 353. 10.857 0.000 24. 103.83 5.01 12-19 10. 136.174 0.000 293. 9.314 0.000 20. 103.83 5.01 12-20 10. 119.966 0.000 250. 8.206 0.000 17. 103.83 5.01 12-21 10. 107.201 0.000 218. 7.333 0.000 15. 103.83 5.01 12-22 10. 96.367 0.000 191. 6.591 0.000 13. 103.83 5.01 12-23 10. 86.729 0.000 167. 5.932 0.000 11. 103.83 5.01 12-24 10. 78.056 0.000 147. 5.339 0.000 10. 103.83 5.01 12-25 10. 70.251 0.000 129. 4.805 0.000 9. 103.83 5.01 12-26 10. 63.226 0.000 114. 4.325 0.000 8. 103.83 5.01 Sub-T 9. 2375.396 0.000 5617. 162.477 0.000 384. 103.83 5.01 After 9. 444.760 0.000 727. 30.422 0.000 50. 103.83 5.01 Total 9. 2820.156 0.000 6344. 192.899 0.000 434. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 2820.156 0.000 6344. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 766945. 0. 114037. 0. 880982. 43832. 26789. 810361. 12-13 1412080. 0. 206240. 0. 1618320. 80424. 49213. 1488684. 12-14 2379146. 0. 293819. 0. 2672965. 131477. 81328. 2460160. 12-15 2528637. 0. 300293. 0. 2828930. 138839. 86083. 2604008. 12-16 1893434. 0. 218162. 0. 2111596. 103460. 64260. 1943876. 12-17 1379417. 0. 153265. 0. 1532682. 74948. 46647. 1411086. 12-18 1127258. 0. 120962. 0. 1248219. 60926. 37993. 1149300. 12-19 967107. 0. 100403. 0. 1067510. 52017. 32496. 982997. 12-20 851993. 0. 85770. 0. 937763. 45624. 28548. 863590. 12-21 761339. 0. 74510. 0. 835849. 40610. 25448. 769791. 12-22 684393. 0. 65250. 0. 749642. 36376. 22825. 690442. 12-23 615948. 0. 57293. 0. 673241. 32631. 20500. 620111. 12-24 554353. 0. 50367. 0. 604720. 29278. 18414. 557028. 12-25 498918. 0. 44326. 0. 543243. 26275. 16543. 500426. 12-26 449026. 0. 39045. 0. 488072. 23584. 14864. 449624. Sub-T 16869996. 0. 1923741. -1. 18793736. 920300. 571950. 17301484. After 3158674. 0. 248967. 0. 3407640. 163972. 103797. 3139872. Total 20028670. 0. 2172708. -1. 22201376. 1084272. 675747. 20441356. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 10640. 23750. 0. 0. 34390. 775971. 775971. 728597. 12-13 29640. 47500. 0. 0. 77140. 1411544. 2187515. 1217516. 12-14 59280. 71250. 0. 0. 130530. 2329630. 4517146. 1835654. 12-15 81320. 47500. 0. 0. 128820. 2475188. 6992334. 1770513. 12-16 91200. 0. 0. 0. 91200. 1852676. 8845010. 1211242. 12-17 91200. 0. 0. 0. 91200. 1319886. 10164896. 783285. 12-18 91200. 0. 0. 0. 91200. 1058100. 11222996. 570541. 12-19 91200. 0. 0. 0. 91200. 891797. 12114793. 437031. 12-20 91200. 0. 0. 0. 91200. 772390. 12887183. 344051. 12-21 91200. 0. 0. 0. 91200. 678591. 13565774. 274771. 12-22 91200. 0. 0. 0. 91200. 599242. 14165016. 220580. 12-23 91200. 0. 0. 0. 91200. 528911. 14693927. 176995. 12-24 91200. 0. 0. 0. 91200. 465828. 15159755. 141716. 12-25 91200. 0. 0. 0. 91200. 409226. 15568981. 113181. 12-26 91200. 0. 0. 0. 91200. 358424. 15927405. 90121. Sub-T 1184080. 190000. 0. 0. 1374080. 15927405. 15927405. 9915795. After 1311760. 0. 0. 0. 1311760. 1828112. 17755518. 306725. Total 2495840. 190000. 0. 0. 2685840. 17755516. 17755518. 10222520. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIDWELL LIMITED UNIT #6H TABLE 108 FIELD: SAKATOSA RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1214.426 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1063.712 20.0000 953.446 REMARKS PERFS: - COTULLA 25.0000 868.760 30.0000 801.280 35.0000 745.960 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 53.995 0.000 200. 3.693 0.000 14. 103.83 5.01 12-13 1. 40.871 0.000 134. 2.796 0.000 9. 103.83 5.01 12-14 1. 26.020 0.000 73. 1.780 0.000 5. 103.83 5.01 12-15 1. 19.855 0.000 48. 1.358 0.000 3. 103.83 5.01 12-16 1. 16.339 0.000 34. 1.118 0.000 2. 103.83 5.01 12-17 1. 14.026 0.000 25. 0.959 0.000 2. 103.83 5.01 12-18 1. 12.371 0.000 19. 0.846 0.000 1. 103.83 5.01 12-19 1. 11.096 0.000 15. 0.759 0.000 1. 103.83 5.01 12-20 1. 9.987 0.000 11. 0.683 0.000 1. 103.83 5.01 12-21 1. 8.988 0.000 9. 0.615 0.000 1. 103.83 5.01 12-22 1. 8.089 0.000 7. 0.553 0.000 0. 103.83 5.01 12-23 1. 7.280 0.000 5. 0.498 0.000 0. 103.83 5.01 12-24 1. 6.552 0.000 4. 0.448 0.000 0. 103.83 5.01 12-25 1. 5.897 0.000 3. 0.403 0.000 0. 103.83 5.01 12-26 1. 5.307 0.000 2. 0.363 0.000 0. 103.83 5.01 Sub-T 1. 246.676 0.000 590. 16.873 0.000 40. 103.83 5.01 After 1. 34.627 0.000 8. 2.368 0.000 1. 103.83 5.01 Total 1. 281.303 0.000 598. 19.241 0.000 41. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 281.303 0.000 598. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 383473. 0. 68329. 0. 451802. 22764. 13729. 415308. 12-13 290262. 0. 45946. 0. 336208. 16798. 10221. 309189. 12-14 184797. 0. 25090. 0. 209887. 10382. 6384. 193120. 12-15 141009. 0. 16458. 0. 157467. 7721. 4792. 144955. 12-16 116043. 0. 11651. 0. 127693. 6212. 3887. 117594. 12-17 99614. 0. 8605. 0. 108219. 5228. 3296. 99696. 12-18 87857. 0. 6531. 0. 94388. 4531. 2875. 86982. 12-19 78807. 0. 5042. 0. 83849. 4003. 2555. 77290. 12-20 70926. 0. 3906. 0. 74832. 3556. 2281. 68996. 12-21 63834. 0. 3026. 0. 66859. 3163. 2038. 61658. 12-22 57450. 0. 2344. 0. 59794. 2819. 1823. 55153. 12-23 51705. 0. 1816. 0. 53521. 2515. 1632. 49374. 12-24 46535. 0. 1407. 0. 47941. 2246. 1462. 44233. 12-25 41881. 0. 1090. 0. 42971. 2008. 1311. 39652. 12-26 37693. 0. 844. 0. 38537. 1797. 1176. 35564. Sub-T 1751885. 0. 202085. 0. 1953970. 95743. 59463. 1798764. After 245918. 0. 2775. 0. 248693. 11520. 7590. 229583. Total 1997803. 0. 204860. 0. 2202663. 107263. 67053. 2028347. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5320. 0. 0. 0. 5320. 409988. 409988. 385236. 12-13 9120. 0. 0. 0. 9120. 300069. 710057. 261526. 12-14 9120. 0. 0. 0. 9120. 184000. 894058. 145456. 12-15 9120. 0. 0. 0. 9120. 135835. 1029892. 97537. 12-16 9120. 0. 0. 0. 9120. 108474. 1138366. 70778. 12-17 9120. 0. 0. 0. 9120. 90576. 1228942. 53712. 12-18 9120. 0. 0. 0. 9120. 77862. 1306803. 41967. 12-19 9120. 0. 0. 0. 9120. 68170. 1374974. 33401. 12-20 9120. 0. 0. 0. 9120. 59876. 1434849. 26670. 12-21 9120. 0. 0. 0. 9120. 52538. 1487387. 21274. 12-22 9120. 0. 0. 0. 9120. 46033. 1533420. 16946. 12-23 9120. 0. 0. 0. 9120. 40254. 1573674. 13472. 12-24 9120. 0. 0. 0. 9120. 35113. 1608787. 10683. 12-25 9120. 0. 0. 0. 9120. 30532. 1639319. 8445. 12-26 9120. 0. 0. 0. 9120. 26444. 1665763. 6650. Sub-T 133000. 0. 0. 0. 133000. 1665763. 1665763. 1193753. After 111720. 0. 0. 0. 111720. 117863. 1783626. 20673. Total 244720. 0. 0. 0. 244720. 1783626. 1783626. 1214426. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIDWELL LIMITED UNIT #7H TABLE 109 FIELD: SAKATOSA RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1130.646 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 957.857 20.0000 831.592 REMARKS PERFS: - COTULLA 25.0000 734.882 30.0000 658.153 35.0000 595.615 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 66.836 0.000 244. 4.572 0.000 17. 103.83 5.01 12-14 1. 35.380 0.000 112. 2.420 0.000 8. 103.83 5.01 12-15 1. 24.067 0.000 65. 1.646 0.000 4. 103.83 5.01 12-16 1. 18.811 0.000 44. 1.287 0.000 3. 103.83 5.01 12-17 1. 15.678 0.000 31. 1.072 0.000 2. 103.83 5.01 12-18 1. 13.564 0.000 23. 0.928 0.000 2. 103.83 5.01 12-19 1. 12.026 0.000 18. 0.823 0.000 1. 103.83 5.01 12-20 1. 10.808 0.000 14. 0.739 0.000 1. 103.83 5.01 12-21 1. 9.727 0.000 11. 0.665 0.000 1. 103.83 5.01 12-22 1. 8.754 0.000 8. 0.599 0.000 1. 103.83 5.01 12-23 1. 7.879 0.000 6. 0.539 0.000 0. 103.83 5.01 12-24 1. 7.091 0.000 5. 0.485 0.000 0. 103.83 5.01 12-25 1. 6.382 0.000 4. 0.437 0.000 0. 103.83 5.01 12-26 1. 5.744 0.000 3. 0.393 0.000 0. 103.83 5.01 Sub-T 1. 242.748 0.000 588. 16.604 0.000 40. 103.83 5.01 After 1. 38.554 0.000 10. 2.637 0.000 1. 103.83 5.01 Total 1. 281.303 0.000 598. 19.241 0.000 41. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 281.303 0.000 598. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 474664. 0. 83479. 0. 558144. 28096. 16962. 513086. 12-14 251270. 0. 38258. 0. 289528. 14428. 8803. 266297. 12-15 170926. 0. 22344. 0. 193270. 9538. 5879. 177852. 12-16 133599. 0. 15017. 0. 148615. 7272. 4523. 136821. 12-17 111342. 0. 10766. 0. 122108. 5929. 3718. 112461. 12-18 96328. 0. 8015. 0. 104343. 5032. 3178. 96133. 12-19 85412. 0. 6115. 0. 91527. 4388. 2788. 84351. 12-20 76758. 0. 4730. 0. 81488. 3886. 2483. 75119. 12-21 69082. 0. 3664. 0. 72747. 3453. 2217. 67077. 12-22 62174. 0. 2839. 0. 65013. 3073. 1982. 59958. 12-23 55957. 0. 2199. 0. 58156. 2739. 1773. 53644. 12-24 50361. 0. 1704. 0. 52065. 2444. 1588. 48032. 12-25 45325. 0. 1320. 0. 46645. 2184. 1423. 43038. 12-26 40792. 0. 1022. 0. 41815. 1953. 1276. 38586. Sub-T 1723991. 0. 201472. 0. 1925463. 94414. 58594. 1772455. After 273812. 0. 3388. 0. 277200. 12849. 8459. 255891. Total 1997803. 0. 204860. 0. 2202663. 107263. 67053. 2028347. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 7600. 0. 0. 0. 7600. 505486. 505486. 438563. 12-14 9120. 0. 0. 0. 9120. 257177. 762664. 203587. 12-15 9120. 0. 0. 0. 9120. 168732. 931396. 121227. 12-16 9120. 0. 0. 0. 9120. 127701. 1059096. 83349. 12-17 9120. 0. 0. 0. 9120. 103341. 1162438. 61294. 12-18 9120. 0. 0. 0. 9120. 87013. 1249450. 46906. 12-19 9120. 0. 0. 0. 9120. 75231. 1324681. 36862. 12-20 9120. 0. 0. 0. 9120. 65999. 1390681. 29397. 12-21 9120. 0. 0. 0. 9120. 57957. 1448638. 23468. 12-22 9120. 0. 0. 0. 9120. 50838. 1499475. 18714. 12-23 9120. 0. 0. 0. 9120. 44524. 1543999. 14900. 12-24 9120. 0. 0. 0. 9120. 38912. 1582911. 11839. 12-25 9120. 0. 0. 0. 9120. 33918. 1616829. 9381. 12-26 9120. 0. 0. 0. 9120. 29466. 1646295. 7409. Sub-T 126160. 0. 0. 0. 126160. 1646295. 1646295. 1106898. After 118560. 0. 0. 0. 118560. 137331. 1783627. 23747. Total 244720. 0. 0. 0. 244720. 1783627. 1783627. 1130646. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC B-4H TABLE 110 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1043.652 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 857.506 20.0000 724.047 REMARKS PERFS: - COTULLA 25.0000 623.618 30.0000 545.265 35.0000 482.426 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 37.467 0.000 93. 2.563 0.000 6. 103.83 5.01 12-14 1. 49.244 0.000 121. 3.368 0.000 8. 103.83 5.01 12-15 1. 28.412 0.000 69. 1.943 0.000 5. 103.83 5.01 12-16 1. 21.050 0.000 50. 1.440 0.000 3. 103.83 5.01 12-17 1. 17.073 0.000 40. 1.168 0.000 3. 103.83 5.01 12-18 1. 14.529 0.000 34. 0.994 0.000 2. 103.83 5.01 12-19 1. 12.740 0.000 29. 0.871 0.000 2. 103.83 5.01 12-20 1. 11.393 0.000 26. 0.779 0.000 2. 103.83 5.01 12-21 1. 10.253 0.000 23. 0.701 0.000 2. 103.83 5.01 12-22 1. 9.228 0.000 20. 0.631 0.000 1. 103.83 5.01 12-23 1. 8.305 0.000 18. 0.568 0.000 1. 103.83 5.01 12-24 1. 7.475 0.000 16. 0.511 0.000 1. 103.83 5.01 12-25 1. 6.727 0.000 14. 0.460 0.000 1. 103.83 5.01 12-26 1. 6.055 0.000 12. 0.414 0.000 1. 103.83 5.01 Sub-T 1. 239.952 0.000 564. 16.413 0.000 39. 103.83 5.01 After 1. 42.242 0.000 80. 2.889 0.000 5. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 266093. 0. 31761. 0. 297854. 14622. 9063. 274168. 12-14 349729. 0. 41366. 0. 391095. 19190. 11901. 360004. 12-15 201782. 0. 23510. 0. 225293. 11045. 6856. 207391. 12-16 149499. 0. 17164. 0. 166663. 8164. 5072. 153426. 12-17 121252. 0. 13719. 0. 134971. 6607. 4108. 124257. 12-18 103182. 0. 11505. 0. 114687. 5609. 3490. 105587. 12-19 90477. 0. 9942. 0. 100419. 4908. 3056. 92455. 12-20 80916. 0. 8763. 0. 89679. 4379. 2730. 82570. 12-21 72819. 0. 7772. 0. 80591. 3933. 2453. 74205. 12-22 65537. 0. 6894. 0. 72431. 3532. 2205. 66694. 12-23 58984. 0. 6114. 0. 65098. 3172. 1982. 59945. 12-24 53085. 0. 5423. 0. 58509. 2849. 1781. 53879. 12-25 47777. 0. 4810. 0. 52587. 2559. 1601. 48428. 12-26 42999. 0. 4267. 0. 47266. 2298. 1439. 43529. Sub-T 1704132. 0. 193010. 0. 1897141. 92866. 57737. 1746539. After 300001. 0. 27364. 0. 327365. 15852. 9968. 301544. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 3040. 23750. 0. 0. 26790. 247378. 247378. 207882. 12-14 9120. 0. 0. 0. 9120. 350884. 598262. 278368. 12-15 9120. 0. 0. 0. 9120. 198271. 796534. 142518. 12-16 9120. 0. 0. 0. 9120. 144306. 940840. 94203. 12-17 9120. 0. 0. 0. 9120. 115137. 1055977. 68295. 12-18 9120. 0. 0. 0. 9120. 96467. 1152444. 52004. 12-19 9120. 0. 0. 0. 9120. 83335. 1235779. 40832. 12-20 9120. 0. 0. 0. 9120. 73450. 1309229. 32714. 12-21 9120. 0. 0. 0. 9120. 65085. 1374314. 26353. 12-22 9120. 0. 0. 0. 9120. 57574. 1431889. 21193. 12-23 9120. 0. 0. 0. 9120. 50825. 1482713. 17008. 12-24 9120. 0. 0. 0. 9120. 44759. 1527472. 13617. 12-25 9120. 0. 0. 0. 9120. 39308. 1566780. 10872. 12-26 9120. 0. 0. 0. 9120. 34409. 1601189. 8652. Sub-T 121600. 23750. 0. 0. 145350. 1601189. 1601189. 1014511. After 129200. 0. 0. 0. 129200. 172344. 1773533. 29142. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1043652. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC C-5H TABLE 111 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1019.079 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 828.061 20.0000 691.786 REMARKS PERFS: - COTULLA 25.0000 589.781 30.0000 510.648 35.0000 447.556 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 12.785 0.000 32. 0.874 0.000 2. 103.83 5.01 12-14 1. 64.717 0.000 159. 4.427 0.000 11. 103.83 5.01 12-15 1. 31.427 0.000 76. 2.150 0.000 5. 103.83 5.01 12-16 1. 22.437 0.000 54. 1.535 0.000 4. 103.83 5.01 12-17 1. 17.891 0.000 42. 1.224 0.000 3. 103.83 5.01 12-18 1. 15.077 0.000 35. 1.031 0.000 2. 103.83 5.01 12-19 1. 13.136 0.000 30. 0.899 0.000 2. 103.83 5.01 12-20 1. 11.702 0.000 26. 0.800 0.000 2. 103.83 5.01 12-21 1. 10.527 0.000 23. 0.720 0.000 2. 103.83 5.01 12-22 1. 9.474 0.000 21. 0.648 0.000 1. 103.83 5.01 12-23 1. 8.527 0.000 18. 0.583 0.000 1. 103.83 5.01 12-24 1. 7.674 0.000 16. 0.525 0.000 1. 103.83 5.01 12-25 1. 6.907 0.000 14. 0.472 0.000 1. 103.83 5.01 12-26 1. 6.216 0.000 13. 0.425 0.000 1. 103.83 5.01 Sub-T 1. 238.498 0.000 561. 16.313 0.000 38. 103.83 5.01 After 1. 43.696 0.000 83. 2.989 0.000 6. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 90798. 0. 10854. 0. 101652. 4991. 3093. 93568. 12-14 459619. 0. 54586. 0. 514205. 25236. 15647. 473321. 12-15 223194. 0. 26101. 0. 249295. 12225. 7586. 229485. 12-16 159344. 0. 18361. 0. 177705. 8707. 5408. 163590. 12-17 127065. 0. 14429. 0. 141494. 6927. 4306. 130260. 12-18 107075. 0. 11983. 0. 119058. 5824. 3623. 109610. 12-19 93292. 0. 10289. 0. 103581. 5063. 3153. 95366. 12-20 83109. 0. 9033. 0. 92142. 4500. 2805. 84837. 12-21 74763. 0. 8008. 0. 82771. 4040. 2519. 76212. 12-22 67286. 0. 7103. 0. 74390. 3628. 2264. 68497. 12-23 60558. 0. 6301. 0. 66858. 3258. 2035. 61565. 12-24 54502. 0. 5588. 0. 60091. 2926. 1829. 55335. 12-25 49052. 0. 4957. 0. 54009. 2628. 1644. 49736. 12-26 44147. 0. 4397. 0. 48543. 2360. 1478. 44705. Sub-T 1693803. 0. 191990. 0. 1885793. 92314. 57391. 1736088. After 310330. 0. 28383. 0. 338713. 16404. 10314. 311995. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 760. 23750. 0. 0. 24510. 69058. 69058. 57222. 12-14 9120. 0. 0. 0. 9120. 464201. 533260. 369308. 12-15 9120. 0. 0. 0. 9120. 220365. 753624. 158469. 12-16 9120. 0. 0. 0. 9120. 154470. 908094. 100857. 12-17 9120. 0. 0. 0. 9120. 121140. 1029235. 71863. 12-18 9120. 0. 0. 0. 9120. 100490. 1129725. 54176. 12-19 9120. 0. 0. 0. 9120. 86246. 1215970. 42260. 12-20 9120. 0. 0. 0. 9120. 75717. 1291687. 33724. 12-21 9120. 0. 0. 0. 9120. 67092. 1358779. 27166. 12-22 9120. 0. 0. 0. 9120. 59377. 1418156. 21857. 12-23 9120. 0. 0. 0. 9120. 52445. 1470601. 17550. 12-24 9120. 0. 0. 0. 9120. 46215. 1516816. 14060. 12-25 9120. 0. 0. 0. 9120. 40616. 1557433. 11233. 12-26 9120. 0. 0. 0. 9120. 35585. 1593018. 8947. Sub-T 119320. 23750. 0. 0. 143070. 1593018. 1593018. 988690. After 131480. 0. 0. 0. 131480. 180515. 1773533. 30389. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1019079. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC C-6H TABLE 112 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 995.084 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 799.628 20.0000 660.962 REMARKS PERFS: - COTULLA 25.0000 557.781 30.0000 478.229 35.0000 415.206 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 66.836 0.000 165. 4.572 0.000 11. 103.83 5.01 12-15 1. 35.380 0.000 86. 2.420 0.000 6. 103.83 5.01 12-16 1. 24.067 0.000 58. 1.646 0.000 4. 103.83 5.01 12-17 1. 18.811 0.000 44. 1.287 0.000 3. 103.83 5.01 12-18 1. 15.678 0.000 37. 1.072 0.000 2. 103.83 5.01 12-19 1. 13.564 0.000 31. 0.928 0.000 2. 103.83 5.01 12-20 1. 12.026 0.000 27. 0.823 0.000 2. 103.83 5.01 12-21 1. 10.808 0.000 24. 0.739 0.000 2. 103.83 5.01 12-22 1. 9.727 0.000 21. 0.665 0.000 1. 103.83 5.01 12-23 1. 8.754 0.000 19. 0.599 0.000 1. 103.83 5.01 12-24 1. 7.879 0.000 17. 0.539 0.000 1. 103.83 5.01 12-25 1. 7.091 0.000 15. 0.485 0.000 1. 103.83 5.01 12-26 1. 6.382 0.000 13. 0.437 0.000 1. 103.83 5.01 Sub-T 1. 237.004 0.000 558. 16.211 0.000 38. 103.83 5.01 After 1. 45.189 0.000 86. 3.091 0.000 6. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 474664. 0. 56504. 0. 531168. 26072. 16163. 488933. 12-15 251270. 0. 29495. 0. 280765. 13771. 8544. 258451. 12-16 170926. 0. 19769. 0. 190695. 9345. 5803. 175546. 12-17 133599. 0. 15226. 0. 148825. 7288. 4529. 137008. 12-18 111342. 0. 12506. 0. 123847. 6060. 3769. 114019. 12-19 96328. 0. 10663. 0. 106991. 5231. 3256. 98504. 12-20 85412. 0. 9317. 0. 94729. 4628. 2883. 87218. 12-21 76758. 0. 8252. 0. 85010. 4150. 2588. 78273. 12-22 69082. 0. 7320. 0. 76402. 3727. 2326. 70350. 12-23 62174. 0. 6492. 0. 68666. 3347. 2090. 63229. 12-24 55957. 0. 5759. 0. 61715. 3006. 1879. 56831. 12-25 50361. 0. 5108. 0. 55469. 2700. 1689. 51081. 12-26 45325. 0. 4531. 0. 49855. 2425. 1518. 45913. Sub-T 1683198. 0. 190940. 0. 1874139. 91748. 57037. 1725354. After 320934. 0. 29433. 0. 350368. 16970. 10669. 322729. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 7600. 23750. 0. 0. 31350. 457583. 457583. 360285. 12-15 9120. 0. 0. 0. 9120. 249331. 706914. 179407. 12-16 9120. 0. 0. 0. 9120. 166426. 873340. 108687. 12-17 9120. 0. 0. 0. 9120. 127888. 1001228. 75875. 12-18 9120. 0. 0. 0. 9120. 104899. 1106127. 56556. 12-19 9120. 0. 0. 0. 9120. 89384. 1195511. 43800. 12-20 9120. 0. 0. 0. 9120. 78098. 1273609. 34785. 12-21 9120. 0. 0. 0. 9120. 69153. 1342762. 28000. 12-22 9120. 0. 0. 0. 9120. 61230. 1403991. 22538. 12-23 9120. 0. 0. 0. 9120. 54109. 1458100. 18107. 12-24 9120. 0. 0. 0. 9120. 47711. 1505811. 14515. 12-25 9120. 0. 0. 0. 9120. 41961. 1547772. 11605. 12-26 9120. 0. 0. 0. 9120. 36793. 1584564. 9251. Sub-T 117040. 23750. 0. 0. 140790. 1584564. 1584564. 963411. After 133760. 0. 0. 0. 133760. 188969. 1773533. 31673. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 995084. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC C-7H TABLE 113 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 971.653 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 772.171 20.0000 631.511 REMARKS PERFS: - COTULLA 25.0000 527.516 30.0000 447.868 35.0000 385.195 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 53.995 0.000 133. 3.693 0.000 9. 103.83 5.01 12-15 1. 40.871 0.000 100. 2.796 0.000 7. 103.83 5.01 12-16 1. 26.020 0.000 63. 1.780 0.000 4. 103.83 5.01 12-17 1. 19.855 0.000 47. 1.358 0.000 3. 103.83 5.01 12-18 1. 16.339 0.000 38. 1.118 0.000 3. 103.83 5.01 12-19 1. 14.026 0.000 32. 0.959 0.000 2. 103.83 5.01 12-20 1. 12.371 0.000 28. 0.846 0.000 2. 103.83 5.01 12-21 1. 11.096 0.000 25. 0.759 0.000 2. 103.83 5.01 12-22 1. 9.987 0.000 22. 0.683 0.000 2. 103.83 5.01 12-23 1. 8.988 0.000 20. 0.615 0.000 1. 103.83 5.01 12-24 1. 8.089 0.000 17. 0.553 0.000 1. 103.83 5.01 12-25 1. 7.280 0.000 15. 0.498 0.000 1. 103.83 5.01 12-26 1. 6.552 0.000 14. 0.448 0.000 1. 103.83 5.01 Sub-T 1. 235.471 0.000 554. 16.106 0.000 38. 103.83 5.01 After 1. 46.722 0.000 89. 3.196 0.000 6. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 383473. 0. 45708. 0. 429181. 21068. 13060. 395053. 12-15 290262. 0. 34200. 0. 324463. 15917. 9873. 298672. 12-16 184797. 0. 21452. 0. 206248. 10110. 6276. 189862. 12-17 141009. 0. 16130. 0. 157139. 7696. 4782. 144661. 12-18 116043. 0. 13081. 0. 129124. 6319. 3930. 118875. 12-19 99614. 0. 11066. 0. 110680. 5412. 3369. 101899. 12-20 87857. 0. 9619. 0. 97476. 4763. 2967. 89747. 12-21 78807. 0. 8503. 0. 87310. 4263. 2658. 80390. 12-22 70926. 0. 7542. 0. 78468. 3828. 2388. 72252. 12-23 63834. 0. 6690. 0. 70523. 3438. 2147. 64939. 12-24 57450. 0. 5934. 0. 63384. 3088. 1929. 58367. 12-25 51705. 0. 5263. 0. 56968. 2773. 1734. 52461. 12-26 46535. 0. 4668. 0. 51203. 2491. 1559. 47154. Sub-T 1672311. 0. 189858. 0. 1862169. 91166. 56672. 1714331. After 331822. 0. 30516. 0. 362338. 17552. 11033. 333752. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 5320. 23750. 0. 0. 29070. 365983. 365983. 283769. 12-15 9120. 0. 0. 0. 9120. 289552. 655536. 208532. 12-16 9120. 0. 0. 0. 9120. 180742. 836278. 118068. 12-17 9120. 0. 0. 0. 9120. 135541. 971818. 80425. 12-18 9120. 0. 0. 0. 9120. 109755. 1081574. 59179. 12-19 9120. 0. 0. 0. 9120. 92779. 1174353. 45466. 12-20 9120. 0. 0. 0. 9120. 80627. 1254980. 35913. 12-21 9120. 0. 0. 0. 9120. 71270. 1326249. 28857. 12-22 9120. 0. 0. 0. 9120. 63132. 1389381. 23238. 12-23 9120. 0. 0. 0. 9120. 55819. 1445200. 18679. 12-24 9120. 0. 0. 0. 9120. 49247. 1494446. 14982. 12-25 9120. 0. 0. 0. 9120. 43341. 1537788. 11987. 12-26 9120. 0. 0. 0. 9120. 38034. 1575821. 9563. Sub-T 114760. 23750. 0. 0. 138510. 1575821. 1575821. 938658. After 136040. 0. 0. 0. 136040. 197712. 1773533. 32996. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 971653. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC D-8H TABLE 114 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 926.435 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 720.053 20.0000 576.488 REMARKS PERFS: - COTULLA 25.0000 471.825 30.0000 392.806 35.0000 331.523 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 12.785 0.000 32. 0.874 0.000 2. 103.83 5.01 12-15 1. 64.717 0.000 159. 4.427 0.000 11. 103.83 5.01 12-16 1. 31.427 0.000 76. 2.150 0.000 5. 103.83 5.01 12-17 1. 22.437 0.000 54. 1.535 0.000 4. 103.83 5.01 12-18 1. 17.891 0.000 42. 1.224 0.000 3. 103.83 5.01 12-19 1. 15.077 0.000 35. 1.031 0.000 2. 103.83 5.01 12-20 1. 13.136 0.000 30. 0.899 0.000 2. 103.83 5.01 12-21 1. 11.702 0.000 26. 0.800 0.000 2. 103.83 5.01 12-22 1. 10.527 0.000 23. 0.720 0.000 2. 103.83 5.01 12-23 1. 9.474 0.000 21. 0.648 0.000 1. 103.83 5.01 12-24 1. 8.527 0.000 18. 0.583 0.000 1. 103.83 5.01 12-25 1. 7.674 0.000 16. 0.525 0.000 1. 103.83 5.01 12-26 1. 6.907 0.000 14. 0.472 0.000 1. 103.83 5.01 Sub-T 1. 232.281 0.000 548. 15.888 0.000 37. 103.83 5.01 After 1. 49.912 0.000 96. 3.414 0.000 7. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 90798. 0. 10854. 0. 101652. 4991. 3093. 93568. 12-15 459619. 0. 54586. 0. 514205. 25236. 15647. 473321. 12-16 223194. 0. 26101. 0. 249295. 12225. 7586. 229485. 12-17 159344. 0. 18361. 0. 177705. 8707. 5408. 163590. 12-18 127065. 0. 14429. 0. 141494. 6927. 4306. 130260. 12-19 107075. 0. 11983. 0. 119058. 5824. 3623. 109610. 12-20 93292. 0. 10289. 0. 103581. 5063. 3153. 95366. 12-21 83109. 0. 9033. 0. 92142. 4500. 2805. 84837. 12-22 74763. 0. 8008. 0. 82771. 4040. 2519. 76212. 12-23 67286. 0. 7103. 0. 74390. 3628. 2264. 68497. 12-24 60558. 0. 6301. 0. 66858. 3258. 2035. 61565. 12-25 54502. 0. 5588. 0. 60091. 2926. 1829. 55335. 12-26 49052. 0. 4957. 0. 54009. 2628. 1644. 49736. Sub-T 1649656. 0. 187594. 0. 1837250. 89954. 55913. 1691383. After 354476. 0. 32780. 0. 387256. 18764. 11792. 356700. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 760. 23750. 0. 0. 24510. 69058. 69058. 52020. 12-15 9120. 0. 0. 0. 9120. 464201. 533260. 335734. 12-16 9120. 0. 0. 0. 9120. 220365. 753624. 144063. 12-17 9120. 0. 0. 0. 9120. 154470. 908094. 91688. 12-18 9120. 0. 0. 0. 9120. 121140. 1029235. 65330. 12-19 9120. 0. 0. 0. 9120. 100490. 1129725. 49251. 12-20 9120. 0. 0. 0. 9120. 86246. 1215970. 38419. 12-21 9120. 0. 0. 0. 9120. 75717. 1291687. 30658. 12-22 9120. 0. 0. 0. 9120. 67092. 1358779. 24696. 12-23 9120. 0. 0. 0. 9120. 59377. 1418156. 19870. 12-24 9120. 0. 0. 0. 9120. 52445. 1470601. 15955. 12-25 9120. 0. 0. 0. 9120. 46215. 1516816. 12782. 12-26 9120. 0. 0. 0. 9120. 40616. 1557433. 10212. Sub-T 110200. 23750. 0. 0. 133950. 1557433. 1557433. 890675. After 140600. 0. 0. 0. 140600. 216100. 1773533. 35760. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 926435. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC E-10H TABLE 115 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 883.321 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 671.453 20.0000 526.259 REMARKS PERFS: - COTULLA 25.0000 422.013 30.0000 344.514 35.0000 285.330 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 53.995 0.000 133. 3.693 0.000 9. 103.83 5.01 12-16 1. 40.871 0.000 100. 2.796 0.000 7. 103.83 5.01 12-17 1. 26.020 0.000 63. 1.780 0.000 4. 103.83 5.01 12-18 1. 19.855 0.000 47. 1.358 0.000 3. 103.83 5.01 12-19 1. 16.339 0.000 38. 1.118 0.000 3. 103.83 5.01 12-20 1. 14.026 0.000 32. 0.959 0.000 2. 103.83 5.01 12-21 1. 12.371 0.000 28. 0.846 0.000 2. 103.83 5.01 12-22 1. 11.096 0.000 25. 0.759 0.000 2. 103.83 5.01 12-23 1. 9.987 0.000 22. 0.683 0.000 2. 103.83 5.01 12-24 1. 8.988 0.000 20. 0.615 0.000 1. 103.83 5.01 12-25 1. 8.089 0.000 17. 0.553 0.000 1. 103.83 5.01 12-26 1. 7.280 0.000 15. 0.498 0.000 1. 103.83 5.01 Sub-T 1. 228.919 0.000 541. 15.658 0.000 37. 103.83 5.01 After 1. 53.275 0.000 103. 3.644 0.000 7. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 383473. 0. 45708. 0. 429181. 21068. 13060. 395053. 12-16 290262. 0. 34200. 0. 324463. 15917. 9873. 298672. 12-17 184797. 0. 21452. 0. 206248. 10110. 6276. 189862. 12-18 141009. 0. 16130. 0. 157139. 7696. 4782. 144661. 12-19 116043. 0. 13081. 0. 129124. 6319. 3930. 118875. 12-20 99614. 0. 11066. 0. 110680. 5412. 3369. 101899. 12-21 87857. 0. 9619. 0. 97476. 4763. 2967. 89747. 12-22 78807. 0. 8503. 0. 87310. 4263. 2658. 80390. 12-23 70926. 0. 7542. 0. 78468. 3828. 2388. 72252. 12-24 63834. 0. 6690. 0. 70523. 3438. 2147. 64939. 12-25 57450. 0. 5934. 0. 63384. 3088. 1929. 58367. 12-26 51705. 0. 5263. 0. 56968. 2773. 1734. 52461. Sub-T 1625776. 0. 185189. 0. 1810966. 88675. 55113. 1667178. After 378357. 0. 35184. 0. 413541. 20043. 12592. 380906. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 5320. 23750. 0. 0. 29070. 365983. 365983. 257972. 12-16 9120. 0. 0. 0. 9120. 289552. 655536. 189575. 12-17 9120. 0. 0. 0. 9120. 180742. 836278. 107334. 12-18 9120. 0. 0. 0. 9120. 135541. 971818. 73114. 12-19 9120. 0. 0. 0. 9120. 109755. 1081574. 53799. 12-20 9120. 0. 0. 0. 9120. 92779. 1174353. 41333. 12-21 9120. 0. 0. 0. 9120. 80627. 1254980. 32648. 12-22 9120. 0. 0. 0. 9120. 71270. 1326249. 26234. 12-23 9120. 0. 0. 0. 9120. 63132. 1389381. 21126. 12-24 9120. 0. 0. 0. 9120. 55819. 1445200. 16981. 12-25 9120. 0. 0. 0. 9120. 49247. 1494446. 13620. 12-26 9120. 0. 0. 0. 9120. 43341. 1537788. 10897. Sub-T 105640. 23750. 0. 0. 129390. 1537788. 1537788. 844632. After 145160. 0. 0. 0. 145160. 235745. 1773533. 38690. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 883321. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 JLH LIC E-9H TABLE 116 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 862.523 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 648.397 20.0000 502.811 REMARKS PERFS: - COTULLA 25.0000 399.115 30.0000 322.642 35.0000 264.706 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 37.467 0.000 93. 2.563 0.000 6. 103.83 5.01 12-16 1. 49.244 0.000 121. 3.368 0.000 8. 103.83 5.01 12-17 1. 28.412 0.000 69. 1.943 0.000 5. 103.83 5.01 12-18 1. 21.050 0.000 50. 1.440 0.000 3. 103.83 5.01 12-19 1. 17.073 0.000 40. 1.168 0.000 3. 103.83 5.01 12-20 1. 14.529 0.000 34. 0.994 0.000 2. 103.83 5.01 12-21 1. 12.740 0.000 29. 0.871 0.000 2. 103.83 5.01 12-22 1. 11.393 0.000 26. 0.779 0.000 2. 103.83 5.01 12-23 1. 10.253 0.000 23. 0.701 0.000 2. 103.83 5.01 12-24 1. 9.228 0.000 20. 0.631 0.000 1. 103.83 5.01 12-25 1. 8.305 0.000 18. 0.568 0.000 1. 103.83 5.01 12-26 1. 7.475 0.000 16. 0.511 0.000 1. 103.83 5.01 Sub-T 1. 227.170 0.000 537. 15.538 0.000 37. 103.83 5.01 After 1. 55.024 0.000 106. 3.764 0.000 7. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 266093. 0. 31761. 0. 297854. 14622. 9063. 274168. 12-16 349729. 0. 41366. 0. 391095. 19190. 11901. 360004. 12-17 201782. 0. 23510. 0. 225293. 11045. 6856. 207391. 12-18 149499. 0. 17164. 0. 166663. 8164. 5072. 153426. 12-19 121252. 0. 13719. 0. 134971. 6607. 4108. 124257. 12-20 103182. 0. 11505. 0. 114687. 5609. 3490. 105587. 12-21 90477. 0. 9942. 0. 100419. 4908. 3056. 92455. 12-22 80916. 0. 8763. 0. 89679. 4379. 2730. 82570. 12-23 72819. 0. 7772. 0. 80591. 3933. 2453. 74205. 12-24 65537. 0. 6894. 0. 72431. 3532. 2205. 66694. 12-25 58984. 0. 6114. 0. 65098. 3172. 1982. 59945. 12-26 53085. 0. 5423. 0. 58509. 2849. 1781. 53879. Sub-T 1613356. 0. 183932. 0. 1797288. 88009. 54697. 1654582. After 390777. 0. 36441. 0. 427218. 20709. 13008. 393501. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 3040. 23750. 0. 0. 26790. 247378. 247378. 171803. 12-16 9120. 0. 0. 0. 9120. 350884. 598262. 230056. 12-17 9120. 0. 0. 0. 9120. 198271. 796534. 117784. 12-18 9120. 0. 0. 0. 9120. 144306. 940840. 77854. 12-19 9120. 0. 0. 0. 9120. 115137. 1055977. 56442. 12-20 9120. 0. 0. 0. 9120. 96467. 1152444. 42978. 12-21 9120. 0. 0. 0. 9120. 83335. 1235779. 33746. 12-22 9120. 0. 0. 0. 9120. 73450. 1309229. 27036. 12-23 9120. 0. 0. 0. 9120. 65085. 1374314. 21779. 12-24 9120. 0. 0. 0. 9120. 57574. 1431889. 17515. 12-25 9120. 0. 0. 0. 9120. 50825. 1482713. 14056. 12-26 9120. 0. 0. 0. 9120. 44759. 1527472. 11253. Sub-T 103360. 23750. 0. 0. 127110. 1527472. 1527472. 822304. After 147440. 0. 0. 0. 147440. 246061. 1773533. 40219. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 862522. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 RATHJAN C UNIT A-1H TABLE 117 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1175.701 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1021.196 20.0000 909.376 REMARKS PERFS: - COTULLA 25.0000 824.244 30.0000 756.897 35.0000 702.018 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 53.995 0.000 133. 3.693 0.000 9. 103.83 5.01 12-13 1. 40.871 0.000 100. 2.796 0.000 7. 103.83 5.01 12-14 1. 26.020 0.000 63. 1.780 0.000 4. 103.83 5.01 12-15 1. 19.855 0.000 47. 1.358 0.000 3. 103.83 5.01 12-16 1. 16.339 0.000 38. 1.118 0.000 3. 103.83 5.01 12-17 1. 14.026 0.000 32. 0.959 0.000 2. 103.83 5.01 12-18 1. 12.371 0.000 28. 0.846 0.000 2. 103.83 5.01 12-19 1. 11.096 0.000 25. 0.759 0.000 2. 103.83 5.01 12-20 1. 9.987 0.000 22. 0.683 0.000 2. 103.83 5.01 12-21 1. 8.988 0.000 20. 0.615 0.000 1. 103.83 5.01 12-22 1. 8.089 0.000 17. 0.553 0.000 1. 103.83 5.01 12-23 1. 7.280 0.000 15. 0.498 0.000 1. 103.83 5.01 12-24 1. 6.552 0.000 14. 0.448 0.000 1. 103.83 5.01 12-25 1. 5.897 0.000 12. 0.403 0.000 1. 103.83 5.01 12-26 1. 5.307 0.000 11. 0.363 0.000 1. 103.83 5.01 Sub-T 1. 246.676 0.000 577. 16.873 0.000 39. 103.83 5.01 After 1. 35.518 0.000 66. 2.429 0.000 5. 103.83 5.01 Total 1. 282.194 0.000 643. 19.302 0.000 44. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.194 0.000 643. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 383473. 0. 45708. 0. 429181. 21068. 13060. 395053. 12-13 290262. 0. 34200. 0. 324463. 15917. 9873. 298672. 12-14 184797. 0. 21452. 0. 206248. 10110. 6276. 189862. 12-15 141009. 0. 16130. 0. 157139. 7696. 4782. 144661. 12-16 116043. 0. 13081. 0. 129124. 6319. 3930. 118875. 12-17 99614. 0. 11066. 0. 110680. 5412. 3369. 101899. 12-18 87857. 0. 9619. 0. 97476. 4763. 2967. 89747. 12-19 78807. 0. 8503. 0. 87310. 4263. 2658. 80390. 12-20 70926. 0. 7542. 0. 78468. 3828. 2388. 72252. 12-21 63834. 0. 6690. 0. 70523. 3438. 2147. 64939. 12-22 57450. 0. 5934. 0. 63384. 3088. 1929. 58367. 12-23 51705. 0. 5263. 0. 56968. 2773. 1734. 52461. 12-24 46535. 0. 4668. 0. 51203. 2491. 1559. 47154. 12-25 41881. 0. 4141. 0. 46022. 2237. 1401. 42384. 12-26 37693. 0. 3673. 0. 41366. 2009. 1259. 38097. Sub-T 1751885. 0. 197672. 0. 1949557. 95412. 59333. 1794812. After 252248. 0. 22702. 0. 274950. 13306. 8373. 253271. Total 2004133. 0. 220374. 0. 2224506. 108718. 67705. 2048083. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5320. 23750. 0. 0. 29070. 365983. 365983. 343360. 12-13 9120. 0. 0. 0. 9120. 289552. 655536. 252324. 12-14 9120. 0. 0. 0. 9120. 180742. 836278. 142862. 12-15 9120. 0. 0. 0. 9120. 135541. 971818. 97314. 12-16 9120. 0. 0. 0. 9120. 109755. 1081574. 71607. 12-17 9120. 0. 0. 0. 9120. 92779. 1174353. 55014. 12-18 9120. 0. 0. 0. 9120. 80627. 1254980. 43454. 12-19 9120. 0. 0. 0. 9120. 71270. 1326249. 34917. 12-20 9120. 0. 0. 0. 9120. 63132. 1389381. 28118. 12-21 9120. 0. 0. 0. 9120. 55819. 1445200. 22601. 12-22 9120. 0. 0. 0. 9120. 49247. 1494446. 18128. 12-23 9120. 0. 0. 0. 9120. 43341. 1537788. 14504. 12-24 9120. 0. 0. 0. 9120. 38034. 1575821. 11571. 12-25 9120. 0. 0. 0. 9120. 33264. 1609085. 9200. 12-26 9120. 0. 0. 0. 9120. 28977. 1638062. 7286. Sub-T 133000. 23750. 0. 0. 156750. 1638062. 1638062. 1152262. After 117800. 0. 0. 0. 117800. 135471. 1773533. 23438. Total 250800. 23750. 0. 0. 274550. 1773533. 1773533. 1175701. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

TOTAL BRIGGS RANCH RESERVES LA SALLE CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 118 ZAZA ENERGY, LLC BRIGGS RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 5513.333 FINAL 15.0000 4580.914 20.0000 3925.715 25.0000 3440.610 30.0000 3066.900 35.0000 2770.031 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 4. 83.062 0.000 695. 5.681 0.000 48. 103.83 5.01 12-13 7. 128.065 0.000 1056. 8.760 0.000 72. 103.83 5.01 12-14 11. 154.546 0.000 1270. 10.571 0.000 87. 103.83 5.01 12-15 11. 109.866 0.000 900. 7.515 0.000 62. 103.83 5.01 12-16 11. 89.054 0.000 727. 6.091 0.000 50. 103.83 5.01 12-17 11. 76.244 0.000 621. 5.215 0.000 42. 103.83 5.01 12-18 11. 67.350 0.000 547. 4.607 0.000 37. 103.83 5.01 12-19 11. 60.685 0.000 492. 4.151 0.000 34. 103.83 5.01 12-20 11. 55.349 0.000 448. 3.786 0.000 31. 103.83 5.01 12-21 11. 50.791 0.000 410. 3.474 0.000 28. 103.83 5.01 12-22 11. 46.657 0.000 377. 3.191 0.000 26. 103.83 5.01 12-23 11. 42.861 0.000 346. 2.932 0.000 24. 103.83 5.01 12-24 11. 39.375 0.000 318. 2.693 0.000 22. 103.83 5.01 12-25 11. 36.173 0.000 292. 2.474 0.000 20. 103.83 5.01 12-26 11. 33.233 0.000 268. 2.273 0.000 18. 103.83 5.01 Sub-T 10. 1073.310 0.000 8764. 73.414 0.000 599. 103.83 5.01 After 10. 245.932 0.000 2030. 16.822 0.000 139. 103.83 5.01 Total 10. 1319.242 0.000 10795. 90.236 0.000 738. 103.83 5.01 Cumulative 62.261 0.000 401. Ultimate 1381.503 0.000 11196. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 589905. 0. 237909. 0. 827814. 44979. 25051. 757784. 12-13 909511. 0. 361685. 0. 1271196. 68964. 38471. 1163761. 12-14 1097578. 0. 435006. 0. 1532584. 83114. 46383. 1403087. 12-15 780262. 0. 308190. 0. 1088452. 59006. 32942. 996504. 12-16 632459. 0. 249008. 0. 881467. 47769. 26678. 807020. 12-17 541486. 0. 212568. 0. 754054. 40851. 22822. 690380. 12-18 478320. 0. 187282. 0. 665601. 36049. 20146. 609407. 12-19 430981. 0. 168384. 0. 599366. 32454. 18141. 548770. 12-20 393085. 0. 153327. 0. 546412. 29581. 16539. 500292. 12-21 360720. 0. 140531. 0. 501251. 27133. 15172. 458946. 12-22 331359. 0. 128977. 0. 460336. 24916. 13933. 421486. 12-23 304398. 0. 118410. 0. 422807. 22883. 12798. 387127. 12-24 279638. 0. 108740. 0. 388379. 21019. 11756. 355604. 12-25 256901. 0. 99888. 0. 356788. 19309. 10799. 326680. 12-26 236019. 0. 91779. 0. 327798. 17740. 9922. 300135. Sub-T 7622620. 0. 3001683. 0. 10624303. 575767. 321553. 9726982. After 1746599. 0. 695364. 0. 2441963. 132496. 73903. 2235564. Total 9369219. 0. 3697047. 0. 13066266. 708262. 395456. 11962546. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 35720. 0. 0. 0. 35720. 722064. 722064. 690472. 12-13 66120. 0. 0. 0. 66120. 1097641. 1819705. 945283. 12-14 100320. 0. 0. 0. 100320. 1302767. 3122471. 1030998. 12-15 100320. 0. 0. 0. 100320. 896184. 4018655. 643635. 12-16 100320. 0. 0. 0. 100320. 706700. 4725355. 461129. 12-17 100320. 0. 0. 0. 100320. 590060. 5315415. 349905. 12-18 100320. 0. 0. 0. 100320. 509087. 5824502. 274388. 12-19 100320. 0. 0. 0. 100320. 448450. 6272952. 219705. 12-20 100320. 0. 0. 0. 100320. 399972. 6672924. 178128. 12-21 100320. 0. 0. 0. 100320. 358626. 7031550. 145194. 12-22 100320. 0. 0. 0. 100320. 321166. 7352716. 118209. 12-23 100320. 0. 0. 0. 100320. 286807. 7639524. 95969. 12-24 100320. 0. 0. 0. 100320. 255284. 7894808. 77658. 12-25 100320. 0. 0. 0. 100320. 226360. 8121168. 62601. 12-26 100320. 0. 0. 0. 100320. 199816. 8320984. 50238. Sub-T 1406000. 0. 0. 0. 1406000. 8320984. 8320984. 5343512. After 1239560. 0. 0. 0. 1239560. 996004. 9316987. 169821. Total 2645560. 0. 0. 0. 2645560. 9316988. 9316987. 5513333. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 119 ZAZA ENERGY, LLC BRIGGS RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 3978.747 FINAL 15.0000 3314.093 20.0000 2846.507 25.0000 2500.028 30.0000 2232.953 35.0000 2020.700 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 3. 63.938 0.000 537. 4.373 0.000 37. 103.83 5.01 12-13 5. 90.390 0.000 746. 6.183 0.000 51. 103.83 5.01 12-14 8. 111.734 0.000 918. 7.643 0.000 63. 103.83 5.01 12-15 8. 79.023 0.000 646. 5.405 0.000 44. 103.83 5.01 12-16 8. 64.010 0.000 521. 4.378 0.000 36. 103.83 5.01 12-17 8. 54.791 0.000 444. 3.748 0.000 30. 103.83 5.01 12-18 8. 48.392 0.000 391. 3.310 0.000 27. 103.83 5.01 12-19 8. 43.587 0.000 351. 2.981 0.000 24. 103.83 5.01 12-20 8. 39.729 0.000 319. 2.717 0.000 22. 103.83 5.01 12-21 8. 36.432 0.000 292. 2.492 0.000 20. 103.83 5.01 12-22 8. 33.446 0.000 268. 2.288 0.000 18. 103.83 5.01 12-23 8. 30.707 0.000 246. 2.100 0.000 17. 103.83 5.01 12-24 8. 28.193 0.000 226. 1.928 0.000 15. 103.83 5.01 12-25 8. 25.886 0.000 207. 1.771 0.000 14. 103.83 5.01 12-26 8. 23.769 0.000 190. 1.626 0.000 13. 103.83 5.01 Sub-T 7. 774.028 0.000 6303. 52.943 0.000 431. 103.83 5.01 After 7. 173.346 0.000 1436. 11.857 0.000 98. 103.83 5.01 Total 7. 947.374 0.000 7738. 64.800 0.000 529. 103.83 5.01 Cumulative 62.261 0.000 401. Ultimate 1009.635 0.000 8139. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 454086. 0. 183963. 0. 638048. 34685. 19308. 584056. 12-13 641944. 0. 255418. 0. 897363. 48686. 27158. 821519. 12-14 793535. 0. 314274. 0. 1107809. 60073. 33528. 1014208. 12-15 561221. 0. 221240. 0. 782460. 42409. 23682. 716369. 12-16 454596. 0. 178426. 0. 633022. 34293. 19159. 579569. 12-17 389125. 0. 152124. 0. 541248. 29309. 16382. 495557. 12-18 343682. 0. 133885. 0. 477567. 25851. 14455. 437261. 12-19 309555. 0. 120241. 0. 429796. 23258. 13009. 393529. 12-20 282155. 0. 109359. 0. 391514. 21181. 11851. 358482. 12-21 258737. 0. 100122. 0. 358859. 19411. 10862. 328586. 12-22 237535. 0. 91812. 0. 329347. 17812. 9969. 301565. 12-23 218080. 0. 84228. 0. 302308. 16349. 9151. 276808. 12-24 200226. 0. 77302. 0. 277529. 15008. 8401. 254120. 12-25 183841. 0. 70973. 0. 254815. 13780. 7713. 233322. 12-26 168804. 0. 65186. 0. 233990. 12654. 7083. 214253. Sub-T 5497122. 0. 2158552. 0. 7655674. 414759. 231709. 7009206. After 1231100. 0. 491771. 0. 1722871. 93513. 52139. 1577218. Total 6728222. 0. 2650323. 0. 9378546. 508272. 283849. 8586424. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 28120. 0. 0. 0. 28120. 555936. 555936. 532539. 12-13 48640. 0. 0. 0. 48640. 772879. 1328815. 667438. 12-14 72960. 0. 0. 0. 72960. 941248. 2270064. 744976. 12-15 72960. 0. 0. 0. 72960. 643409. 2913473. 462102. 12-16 72960. 0. 0. 0. 72960. 506609. 3420082. 330570. 12-17 72960. 0. 0. 0. 72960. 422597. 3842680. 250602. 12-18 72960. 0. 0. 0. 72960. 364301. 4206980. 196353. 12-19 72960. 0. 0. 0. 72960. 320569. 4527550. 157055. 12-20 72960. 0. 0. 0. 72960. 285522. 4813072. 127159. 12-21 72960. 0. 0. 0. 72960. 255626. 5068698. 103494. 12-22 72960. 0. 0. 0. 72960. 228605. 5297304. 84142. 12-23 72960. 0. 0. 0. 72960. 203848. 5501152. 68211. 12-24 72960. 0. 0. 0. 72960. 181160. 5682312. 55110. 12-25 72960. 0. 0. 0. 72960. 160362. 5842674. 44349. 12-26 72960. 0. 0. 0. 72960. 141293. 5983967. 35525. Sub-T 1025240. 0. 0. 0. 1025240. 5983967. 5983967. 3859625. After 879320. 0. 0. 0. 879320. 697898. 6681864. 119122. Total 1904560. 0. 0. 0. 1904560. 6681865. 6681864. 3978747. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 120 ZAZA ENERGY, LLC BRIGGS RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 1534.587 FINAL 15.0000 1266.821 20.0000 1079.208 25.0000 940.583 30.0000 833.947 35.0000 749.331 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 19.124 0.000 158. 1.308 0.000 11. 103.83 5.01 12-13 2. 37.675 0.000 310. 2.577 0.000 21. 103.83 5.01 12-14 3. 42.811 0.000 353. 2.928 0.000 24. 103.83 5.01 12-15 3. 30.842 0.000 254. 2.110 0.000 17. 103.83 5.01 12-16 3. 25.044 0.000 206. 1.713 0.000 14. 103.83 5.01 12-17 3. 21.453 0.000 176. 1.467 0.000 12. 103.83 5.01 12-18 3. 18.958 0.000 156. 1.297 0.000 11. 103.83 5.01 12-19 3. 17.098 0.000 141. 1.169 0.000 10. 103.83 5.01 12-20 3. 15.620 0.000 128. 1.068 0.000 9. 103.83 5.01 12-21 3. 14.360 0.000 118. 0.982 0.000 8. 103.83 5.01 12-22 3. 13.211 0.000 109. 0.904 0.000 7. 103.83 5.01 12-23 3. 12.154 0.000 100. 0.831 0.000 7. 103.83 5.01 12-24 3. 11.182 0.000 92. 0.765 0.000 6. 103.83 5.01 12-25 3. 10.287 0.000 84. 0.704 0.000 6. 103.83 5.01 12-26 3. 9.464 0.000 78. 0.647 0.000 5. 103.83 5.01 Sub-T 3. 299.283 0.000 2462. 20.471 0.000 168. 103.83 5.01 After 3. 72.585 0.000 594. 4.965 0.000 41. 103.83 5.01 Total 3. 371.868 0.000 3056. 25.436 0.000 209. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 371.868 0.000 3056. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 135819. 0. 53946. 0. 189765. 10294. 5743. 173728. 12-13 267566. 0. 106267. 0. 373833. 20278. 11314. 342241. 12-14 304043. 0. 120731. 0. 424775. 23041. 12855. 388878. 12-15 219042. 0. 86951. 0. 305992. 16597. 9261. 280134. 12-16 177862. 0. 70582. 0. 248445. 13475. 7519. 227451. 12-17 152361. 0. 60444. 0. 212805. 11542. 6440. 194823. 12-18 134638. 0. 53397. 0. 188034. 10198. 5691. 172145. 12-19 121427. 0. 48143. 0. 169569. 9196. 5132. 155241. 12-20 110930. 0. 43968. 0. 154898. 8400. 4688. 141810. 12-21 101982. 0. 40409. 0. 142392. 7722. 4309. 130360. 12-22 93824. 0. 37165. 0. 130989. 7103. 3964. 119921. 12-23 86318. 0. 34182. 0. 120500. 6534. 3647. 110319. 12-24 79412. 0. 31438. 0. 110850. 6011. 3355. 101485. 12-25 73059. 0. 28914. 0. 101974. 5529. 3086. 93358. 12-26 67215. 0. 26593. 0. 93808. 5086. 2839. 85882. Sub-T 2125498. 0. 843130. 0. 2968628. 161008. 89844. 2717777. After 515499. 0. 203593. 0. 719092. 38982. 21764. 658346. Total 2640997. 0. 1046724. 0. 3687720. 199990. 111607. 3376123. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 0. 0. 0. 7600. 166128. 166128. 157933. 12-13 17480. 0. 0. 0. 17480. 324761. 490890. 277844. 12-14 27360. 0. 0. 0. 27360. 361518. 852408. 286022. 12-15 27360. 0. 0. 0. 27360. 252774. 1105182. 181534. 12-16 27360. 0. 0. 0. 27360. 200091. 1305273. 130558. 12-17 27360. 0. 0. 0. 27360. 167463. 1472736. 99304. 12-18 27360. 0. 0. 0. 27360. 144785. 1617521. 78035. 12-19 27360. 0. 0. 0. 27360. 127881. 1745402. 62650. 12-20 27360. 0. 0. 0. 27360. 114450. 1859852. 50969. 12-21 27360. 0. 0. 0. 27360. 103000. 1962852. 41700. 12-22 27360. 0. 0. 0. 27360. 92561. 2055414. 34067. 12-23 27360. 0. 0. 0. 27360. 82959. 2138372. 27758. 12-24 27360. 0. 0. 0. 27360. 74125. 2212497. 22548. 12-25 27360. 0. 0. 0. 27360. 65998. 2278495. 18251. 12-26 27360. 0. 0. 0. 27360. 58522. 2337017. 14713. Sub-T 380760. 0. 0. 0. 380760. 2337017. 2337017. 1483888. After 360240. 0. 0. 0. 360240. 298106. 2635123. 50699. Total 741000. 0. 0. 0. 741000. 2635123. 2635123. 1534586. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED PRODUCING RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED PRODUCING RESERVES TABLE 121 ZAZA ENERGY, LLC BRIGGS RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 1527.594 FINAL 15.0000 1332.078 20.0000 1192.021 25.0000 1086.615 30.0000 1004.198 35.0000 937.793 --------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 3. 61.254 0.000 515. 4.190 0.000 35. 103.83 5.01 12-13 3. 36.191 0.000 299. 2.475 0.000 20. 103.83 5.01 12-14 3. 27.260 0.000 222. 1.865 0.000 15. 103.83 5.01 12-15 3. 22.377 0.000 180. 1.531 0.000 12. 103.83 5.01 12-16 3. 19.223 0.000 152. 1.315 0.000 10. 103.83 5.01 12-17 3. 16.988 0.000 133. 1.162 0.000 9. 103.83 5.01 12-18 3. 15.304 0.000 119. 1.047 0.000 8. 103.83 5.01 12-19 3. 13.942 0.000 107. 0.954 0.000 7. 103.83 5.01 12-20 3. 12.739 0.000 97. 0.871 0.000 7. 103.83 5.01 12-21 3. 11.641 0.000 89. 0.796 0.000 6. 103.83 5.01 12-22 3. 10.639 0.000 81. 0.728 0.000 6. 103.83 5.01 12-23 3. 9.724 0.000 74. 0.665 0.000 5. 103.83 5.01 12-24 3. 8.889 0.000 67. 0.608 0.000 5. 103.83 5.01 12-25 3. 8.126 0.000 61. 0.556 0.000 4. 103.83 5.01 12-26 3. 7.429 0.000 56. 0.508 0.000 4. 103.83 5.01 Sub-T 3. 281.726 0.000 2253. 19.270 0.000 154. 103.83 5.01 After 2. 45.867 0.000 392. 3.137 0.000 27. 103.83 5.01 Total 3. 327.594 0.000 2645. 22.407 0.000 181. 103.83 5.01 Cumulative 62.261 0.000 401. Ultimate 389.855 0.000 3046. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 435026. 0. 176392. 0. 611418. 33241. 18502. 559676. 12-13 257029. 0. 102533. 0. 359563. 19513. 10882. 329168. 12-14 193600. 0. 76021. 0. 269622. 14607. 8160. 246854. 12-15 158921. 0. 61524. 0. 220445. 11925. 6673. 201848. 12-16 136523. 0. 52187. 0. 188711. 10194. 5713. 172804. 12-17 120652. 0. 45603. 0. 166255. 8970. 5033. 152252. 12-18 108690. 0. 40676. 0. 149366. 8050. 4522. 136794. 12-19 99014. 0. 36757. 0. 135770. 7311. 4111. 124348. 12-20 90469. 0. 33373. 0. 123842. 6665. 3750. 113428. 12-21 82673. 0. 30350. 0. 113022. 6079. 3422. 103521. 12-22 75556. 0. 27641. 0. 103197. 5549. 3125. 94523. 12-23 69059. 0. 25208. 0. 94267. 5067. 2854. 86346. 12-24 63127. 0. 23021. 0. 86148. 4630. 2609. 78909. 12-25 57710. 0. 21049. 0. 78759. 4233. 2385. 72141. 12-26 52764. 0. 19269. 0. 72033. 3872. 2181. 65979. Sub-T 2000813. 0. 771605. 0. 2772418. 149908. 83920. 2538590. After 325749. 0. 134178. 0. 459927. 25048. 13916. 420963. Total 2326561. 0. 905783. 0. 3232344. 174956. 97836. 2959552. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 27360. 0. 0. 0. 27360. 532316. 532316. 510980. 12-13 27360. 0. 0. 0. 27360. 301808. 834123. 262495. 12-14 27360. 0. 0. 0. 27360. 219494. 1053617. 173380. 12-15 27360. 0. 0. 0. 27360. 174488. 1228105. 125239. 12-16 27360. 0. 0. 0. 27360. 145444. 1373549. 94876. 12-17 27360. 0. 0. 0. 27360. 124892. 1498441. 74049. 12-18 27360. 0. 0. 0. 27360. 109434. 1607875. 58978. 12-19 27360. 0. 0. 0. 27360. 96988. 1704863. 47516. 12-20 27360. 0. 0. 0. 27360. 86068. 1790931. 38334. 12-21 27360. 0. 0. 0. 27360. 76161. 1867092. 30838. 12-22 27360. 0. 0. 0. 27360. 67163. 1934255. 24723. 12-23 27360. 0. 0. 0. 27360. 58986. 1993240. 19740. 12-24 27360. 0. 0. 0. 27360. 51549. 2044789. 15684. 12-25 27360. 0. 0. 0. 27360. 44781. 2089570. 12387. 12-26 27360. 0. 0. 0. 27360. 38619. 2128190. 9712. Sub-T 410400. 0. 0. 0. 410400. 2128190. 2128190. 1498931. After 259160. 0. 0. 0. 259160. 161803. 2289992. 28664. Total 669560. 0. 0. 0. 669560. 2289992. 2289992. 1527594. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH #1H TABLE 122 FIELD: HAWKVILLE D1 RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 472.397 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 419.292 20.0000 379.505 REMARKS PERFS: - COTULLA 25.0000 348.599 30.0000 323.876 35.0000 303.616 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 19.755 0.000 178. 1.351 0.000 12. 103.83 5.01 12-13 1. 11.961 0.000 101. 0.818 0.000 7. 103.83 5.01 12-14 1. 8.948 0.000 71. 0.612 0.000 5. 103.83 5.01 12-15 1. 7.278 0.000 54. 0.498 0.000 4. 103.83 5.01 12-16 1. 6.198 0.000 43. 0.424 0.000 3. 103.83 5.01 12-17 1. 5.433 0.000 36. 0.372 0.000 2. 103.83 5.01 12-18 1. 4.856 0.000 30. 0.332 0.000 2. 103.83 5.01 12-19 1. 4.370 0.000 25. 0.299 0.000 2. 103.83 5.01 12-20 1. 3.933 0.000 21. 0.269 0.000 1. 103.83 5.01 12-21 1. 3.540 0.000 18. 0.242 0.000 1. 103.83 5.01 12-22 1. 3.186 0.000 15. 0.218 0.000 1. 103.83 5.01 12-23 1. 2.867 0.000 13. 0.196 0.000 1. 103.83 5.01 12-24 1. 2.581 0.000 11. 0.177 0.000 1. 103.83 5.01 12-25 1. 2.322 0.000 9. 0.159 0.000 1. 103.83 5.01 12-26 1. 2.090 0.000 8. 0.143 0.000 1. 103.83 5.01 Sub-T 1. 89.319 0.000 634. 6.109 0.000 43. 103.83 5.01 After 1. 7.103 0.000 22. 0.486 0.000 2. 103.83 5.01 Total 1. 96.422 0.000 656. 6.595 0.000 45. 103.83 5.01 Cumulative 26.806 0.000 193. Ultimate 123.228 0.000 849. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 140298. 0. 61036. 0. 201334. 11031. 6090. 184213. 12-13 84949. 0. 34629. 0. 119578. 6505. 3618. 109455. 12-14 63551. 0. 24304. 0. 87854. 4746. 2659. 80449. 12-15 51691. 0. 18551. 0. 70242. 3769. 2127. 64346. 12-16 44016. 0. 14825. 0. 58841. 3137. 1783. 53922. 12-17 38584. 0. 12198. 0. 50782. 2690. 1539. 46553. 12-18 34489. 0. 10234. 0. 44723. 2354. 1356. 41013. 12-19 31036. 0. 8645. 0. 39681. 2076. 1203. 36402. 12-20 27933. 0. 7303. 0. 35236. 1833. 1069. 32335. 12-21 25139. 0. 6170. 0. 31310. 1619. 950. 28740. 12-22 22626. 0. 5213. 0. 27838. 1432. 845. 25562. 12-23 20363. 0. 4404. 0. 24767. 1267. 752. 22748. 12-24 18327. 0. 3721. 0. 22047. 1122. 670. 20256. 12-25 16494. 0. 3143. 0. 19637. 994. 597. 18046. 12-26 14845. 0. 2655. 0. 17500. 882. 532. 16086. Sub-T 634341. 0. 217031. 0. 851371. 45457. 25789. 780125. After 50444. 0. 7688. 0. 58132. 2897. 1768. 53467. Total 684784. 0. 224719. 0. 909503. 48354. 27557. 833592. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9120. 0. 0. 0. 9120. 175093. 175093. 167994. 12-13 9120. 0. 0. 0. 9120. 100335. 275428. 87278. 12-14 9120. 0. 0. 0. 9120. 71329. 346757. 56354. 12-15 9120. 0. 0. 0. 9120. 55226. 401983. 39647. 12-16 9120. 0. 0. 0. 9120. 44802. 446784. 29231. 12-17 9120. 0. 0. 0. 9120. 37433. 484218. 22199. 12-18 9120. 0. 0. 0. 9120. 31893. 516111. 17192. 12-19 9120. 0. 0. 0. 9120. 27282. 543392. 13370. 12-20 9120. 0. 0. 0. 9120. 23215. 566607. 10343. 12-21 9120. 0. 0. 0. 9120. 19620. 586227. 7947. 12-22 9120. 0. 0. 0. 9120. 16442. 602669. 6055. 12-23 9120. 0. 0. 0. 9120. 13628. 616297. 4563. 12-24 9120. 0. 0. 0. 9120. 11136. 627432. 3390. 12-25 9120. 0. 0. 0. 9120. 8926. 636359. 2471. 12-26 9120. 0. 0. 0. 9120. 6966. 643325. 1753. Sub-T 136800. 0. 0. 0. 136800. 643325. 643325. 469789. After 41040. 0. 0. 0. 41040. 12427. 655752. 2608. Total 177840. 0. 0. 0. 177840. 655752. 655752. 472397. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH B #2H TABLE 123 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 489.151 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 423.581 20.0000 377.421 REMARKS PERFS: - COTULLA 25.0000 343.125 30.0000 316.564 35.0000 295.315 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 19.684 0.000 157. 1.346 0.000 11. 103.83 5.01 12-13 1. 11.288 0.000 92. 0.772 0.000 6. 103.83 5.01 12-14 1. 8.491 0.000 70. 0.581 0.000 5. 103.83 5.01 12-15 1. 6.985 0.000 59. 0.478 0.000 4. 103.83 5.01 12-16 1. 6.018 0.000 51. 0.412 0.000 4. 103.83 5.01 12-17 1. 5.333 0.000 46. 0.365 0.000 3. 103.83 5.01 12-18 1. 4.818 0.000 43. 0.330 0.000 3. 103.83 5.01 12-19 1. 4.412 0.000 40. 0.302 0.000 3. 103.83 5.01 12-20 1. 4.059 0.000 37. 0.278 0.000 3. 103.83 5.01 12-21 1. 3.734 0.000 35. 0.255 0.000 2. 103.83 5.01 12-22 1. 3.436 0.000 32. 0.235 0.000 2. 103.83 5.01 12-23 1. 3.161 0.000 30. 0.216 0.000 2. 103.83 5.01 12-24 1. 2.908 0.000 28. 0.199 0.000 2. 103.83 5.01 12-25 1. 2.675 0.000 27. 0.183 0.000 2. 103.83 5.01 12-26 1. 2.461 0.000 25. 0.168 0.000 2. 103.83 5.01 Sub-T 1. 89.464 0.000 773. 6.119 0.000 53. 103.83 5.01 After 1. 17.752 0.000 197. 1.214 0.000 13. 103.83 5.01 Total 1. 107.216 0.000 970. 7.334 0.000 66. 103.83 5.01 Cumulative 17.880 0.000 106. Ultimate 125.096 0.000 1075. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 139796. 0. 53820. 0. 193616. 10467. 5861. 177288. 12-13 80165. 0. 31408. 0. 111573. 6043. 3377. 102153. 12-14 60305. 0. 24033. 0. 84339. 4577. 2552. 77210. 12-15 49609. 0. 20108. 0. 69717. 3790. 2110. 63818. 12-16 42737. 0. 17618. 0. 60356. 3287. 1826. 55242. 12-17 37876. 0. 15880. 0. 53757. 2933. 1626. 49197. 12-18 34221. 0. 14592. 0. 48813. 2669. 1477. 44667. 12-19 31336. 0. 13589. 0. 44925. 2461. 1359. 41106. 12-20 28827. 0. 12714. 0. 41541. 2280. 1256. 38005. 12-21 26521. 0. 11895. 0. 38416. 2112. 1162. 35143. 12-22 24399. 0. 11130. 0. 35529. 1957. 1074. 32498. 12-23 22447. 0. 10414. 0. 32861. 1814. 994. 30054. 12-24 20652. 0. 9743. 0. 30395. 1681. 919. 27795. 12-25 18999. 0. 9116. 0. 28116. 1558. 850. 25708. 12-26 17479. 0. 8530. 0. 26009. 1444. 786. 23779. Sub-T 635371. 0. 264591. 0. 899962. 49071. 27229. 823662. After 126074. 0. 67565. 0. 193639. 10867. 5849. 176923. Total 761444. 0. 332157. 0. 1093601. 59938. 33077. 1000586. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9120. 0. 0. 0. 9120. 168168. 168168. 161514. 12-13 9120. 0. 0. 0. 9120. 93033. 261201. 80914. 12-14 9120. 0. 0. 0. 9120. 68090. 329290. 53780. 12-15 9120. 0. 0. 0. 9120. 54698. 383988. 39256. 12-16 9120. 0. 0. 0. 9120. 46122. 430110. 30084. 12-17 9120. 0. 0. 0. 9120. 40077. 470187. 23760. 12-18 9120. 0. 0. 0. 9120. 35547. 505735. 19156. 12-19 9120. 0. 0. 0. 9120. 31986. 537721. 15668. 12-20 9120. 0. 0. 0. 9120. 28885. 566606. 12863. 12-21 9120. 0. 0. 0. 9120. 26023. 592628. 10535. 12-22 9120. 0. 0. 0. 9120. 23378. 616006. 8604. 12-23 9120. 0. 0. 0. 9120. 20934. 636940. 7005. 12-24 9120. 0. 0. 0. 9120. 18675. 655615. 5681. 12-25 9120. 0. 0. 0. 9120. 16588. 672203. 4587. 12-26 9120. 0. 0. 0. 9120. 14659. 686862. 3686. Sub-T 136800. 0. 0. 0. 136800. 686862. 686862. 477092. After 107920. 0. 0. 0. 107920. 69003. 755866. 12058. Total 244720. 0. 0. 0. 244720. 755866. 755866. 489151. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH B #3H-TABLE 124 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 566.047 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 489.205 20.0000 435.094 REMARKS PERFS: - COTULLA 25.0000 394.890 30.0000 363.759 35.0000 338.863 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 21.815 0.000 180. 1.492 0.000 12. 103.83 5.01 12-13 1. 12.942 0.000 107. 0.885 0.000 7. 103.83 5.01 12-14 1. 9.820 0.000 81. 0.672 0.000 6. 103.83 5.01 12-15 1. 8.113 0.000 67. 0.555 0.000 5. 103.83 5.01 12-16 1. 7.008 0.000 58. 0.479 0.000 4. 103.83 5.01 12-17 1. 6.222 0.000 51. 0.426 0.000 4. 103.83 5.01 12-18 1. 5.629 0.000 46. 0.385 0.000 3. 103.83 5.01 12-19 1. 5.159 0.000 42. 0.353 0.000 3. 103.83 5.01 12-20 1. 4.746 0.000 39. 0.325 0.000 3. 103.83 5.01 12-21 1. 4.367 0.000 36. 0.299 0.000 2. 103.83 5.01 12-22 1. 4.017 0.000 33. 0.275 0.000 2. 103.83 5.01 12-23 1. 3.696 0.000 30. 0.253 0.000 2. 103.83 5.01 12-24 1. 3.400 0.000 28. 0.233 0.000 2. 103.83 5.01 12-25 1. 3.128 0.000 26. 0.214 0.000 2. 103.83 5.01 12-26 1. 2.878 0.000 24. 0.197 0.000 2. 103.83 5.01 Sub-T 1. 102.943 0.000 847. 7.041 0.000 58. 103.83 5.01 After 1. 21.013 0.000 172. 1.437 0.000 12. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 17.575 0.000 103. Ultimate 141.531 0.000 1121. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 154932. 0. 61536. 0. 216468. 11742. 6551. 198175. 12-13 91915. 0. 36496. 0. 128411. 6965. 3886. 117559. 12-14 69745. 0. 27684. 0. 97429. 5285. 2949. 89196. 12-15 57621. 0. 22865. 0. 80486. 4365. 2436. 73684. 12-16 49771. 0. 19744. 0. 69515. 3770. 2104. 63641. 12-17 44191. 0. 17525. 0. 61716. 3347. 1868. 56501. 12-18 39980. 0. 15851. 0. 55831. 3028. 1690. 51113. 12-19 36641. 0. 14522. 0. 51163. 2775. 1548. 46840. 12-20 33709. 0. 13356. 0. 47065. 2552. 1424. 43088. 12-21 31012. 0. 12284. 0. 43296. 2348. 1310. 39638. 12-22 28531. 0. 11298. 0. 39829. 2160. 1205. 36464. 12-23 26249. 0. 10391. 0. 36640. 1987. 1109. 33544. 12-24 24149. 0. 9557. 0. 33706. 1828. 1020. 30858. 12-25 22217. 0. 8790. 0. 31007. 1681. 938. 28387. 12-26 20440. 0. 8084. 0. 28524. 1547. 863. 26114. Sub-T 731101. 0. 289983. 0. 1021085. 55379. 30903. 934803. After 149231. 0. 58924. 0. 208156. 11284. 6300. 190572. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9120. 0. 0. 0. 9120. 189055. 189055. 181473. 12-13 9120. 0. 0. 0. 9120. 108439. 297494. 94303. 12-14 9120. 0. 0. 0. 9120. 80076. 377570. 63245. 12-15 9120. 0. 0. 0. 9120. 64564. 442135. 46336. 12-16 9120. 0. 0. 0. 9120. 54521. 496655. 35561. 12-17 9120. 0. 0. 0. 9120. 47381. 544036. 28090. 12-18 9120. 0. 0. 0. 9120. 41993. 586030. 22630. 12-19 9120. 0. 0. 0. 9120. 37720. 623750. 18478. 12-20 9120. 0. 0. 0. 9120. 33968. 657718. 15127. 12-21 9120. 0. 0. 0. 9120. 30518. 688236. 12355. 12-22 9120. 0. 0. 0. 9120. 27344. 715580. 10064. 12-23 9120. 0. 0. 0. 9120. 24424. 740004. 8173. 12-24 9120. 0. 0. 0. 9120. 21738. 761742. 6613. 12-25 9120. 0. 0. 0. 9120. 19267. 781009. 5328. 12-26 9120. 0. 0. 0. 9120. 16994. 798003. 4273. Sub-T 136800. 0. 0. 0. 136800. 798003. 798003. 552049. After 110200. 0. 0. 0. 110200. 80372. 878374. 13997. Total 247000. 0. 0. 0. 247000. 878374. 878374. 566047. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 125 ZAZA ENERGY, LLC BRIGGS RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 2451.152 FINAL 15.0000 1982.015 20.0000 1654.486 25.0000 1413.412 30.0000 1228.755 35.0000 1082.907 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 2.684 0.000 22. 0.184 0.000 2. 103.83 5.01 12-13 2. 54.198 0.000 446. 3.707 0.000 31. 103.83 5.01 12-14 5. 84.474 0.000 696. 5.778 0.000 48. 103.83 5.01 12-15 5. 56.646 0.000 466. 3.875 0.000 32. 103.83 5.01 12-16 5. 44.787 0.000 369. 3.063 0.000 25. 103.83 5.01 12-17 5. 37.803 0.000 311. 2.586 0.000 21. 103.83 5.01 12-18 5. 33.088 0.000 272. 2.263 0.000 19. 103.83 5.01 12-19 5. 29.645 0.000 244. 2.028 0.000 17. 103.83 5.01 12-20 5. 26.991 0.000 222. 1.846 0.000 15. 103.83 5.01 12-21 5. 24.791 0.000 204. 1.696 0.000 14. 103.83 5.01 12-22 5. 22.808 0.000 187. 1.560 0.000 13. 103.83 5.01 12-23 5. 20.983 0.000 172. 1.435 0.000 12. 103.83 5.01 12-24 5. 19.304 0.000 158. 1.320 0.000 11. 103.83 5.01 12-25 5. 17.760 0.000 146. 1.215 0.000 10. 103.83 5.01 12-26 5. 16.339 0.000 134. 1.118 0.000 9. 103.83 5.01 Sub-T 4. 492.301 0.000 4050. 33.673 0.000 277. 103.83 5.01 After 5. 127.479 0.000 1044. 8.720 0.000 71. 103.83 5.01 Total 5. 619.780 0.000 5094. 42.393 0.000 348. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 619.780 0.000 5094. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 19060. 0. 7571. 0. 26631. 1445. 806. 24380. 12-13 384915. 0. 152885. 0. 537800. 29172. 16276. 492352. 12-14 599934. 0. 238253. 0. 838187. 45466. 25367. 767354. 12-15 402300. 0. 159715. 0. 562015. 30484. 17009. 514522. 12-16 318073. 0. 126238. 0. 444311. 24099. 13447. 406765. 12-17 268473. 0. 106521. 0. 374994. 20339. 11349. 343306. 12-18 234992. 0. 93208. 0. 328200. 17800. 9933. 300467. 12-19 210541. 0. 83485. 0. 294026. 15946. 8899. 269181. 12-20 191686. 0. 75986. 0. 267672. 14516. 8101. 245055. 12-21 176065. 0. 69772. 0. 245837. 13332. 7440. 225065. 12-22 161979. 0. 64171. 0. 226150. 12264. 6844. 207042. 12-23 149021. 0. 59020. 0. 208040. 11281. 6296. 190463. 12-24 137099. 0. 54282. 0. 191381. 10378. 5792. 175211. 12-25 126131. 0. 49924. 0. 176055. 9546. 5328. 161181. 12-26 116041. 0. 45916. 0. 161957. 8782. 4902. 148274. Sub-T 3496310. 0. 1386947. 0. 4883257. 264851. 147789. 4470616. After 905352. 0. 357592. 0. 1262944. 68466. 38223. 1156255. Total 4401662. 0. 1744540. 0. 6146201. 333317. 186012. 5626872. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 760. 0. 0. 0. 760. 23620. 23620. 21558. 12-13 21280. 0. 0. 0. 21280. 471072. 494692. 404943. 12-14 45600. 0. 0. 0. 45600. 721754. 1216446. 571596. 12-15 45600. 0. 0. 0. 45600. 468922. 1685368. 336862. 12-16 45600. 0. 0. 0. 45600. 361165. 2046533. 235694. 12-17 45600. 0. 0. 0. 45600. 297706. 2344238. 176553. 12-18 45600. 0. 0. 0. 45600. 254867. 2599106. 137375. 12-19 45600. 0. 0. 0. 45600. 223581. 2822687. 109539. 12-20 45600. 0. 0. 0. 45600. 199455. 3022142. 88826. 12-21 45600. 0. 0. 0. 45600. 179465. 3201606. 72656. 12-22 45600. 0. 0. 0. 45600. 161442. 3363048. 59419. 12-23 45600. 0. 0. 0. 45600. 144863. 3507911. 48471. 12-24 45600. 0. 0. 0. 45600. 129611. 3637522. 39426. 12-25 45600. 0. 0. 0. 45600. 115581. 3753103. 31963. 12-26 45600. 0. 0. 0. 45600. 102674. 3855777. 25813. Sub-T 614840. 0. 0. 0. 614840. 3855777. 3855777. 2360694. After 620160. 0. 0. 0. 620160. 536095. 4391872. 90458. Total 1235000. 0. 0. 0. 1235000. 4391872. 4391872. 2451152. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH B #8H TABLE 126 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 506.478 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 415.601 20.0000 351.727 REMARKS PERFS: - COTULLA 25.0000 304.379 30.0000 267.842 35.0000 238.763 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 19.124 0.000 158. 1.308 0.000 11. 103.83 5.01 12-14 1. 13.755 0.000 113. 0.941 0.000 8. 103.83 5.01 12-15 1. 10.204 0.000 84. 0.698 0.000 6. 103.83 5.01 12-16 1. 8.344 0.000 69. 0.571 0.000 5. 103.83 5.01 12-17 1. 7.165 0.000 59. 0.490 0.000 4. 103.83 5.01 12-18 1. 6.337 0.000 52. 0.433 0.000 4. 103.83 5.01 12-19 1. 5.718 0.000 47. 0.391 0.000 3. 103.83 5.01 12-20 1. 5.232 0.000 43. 0.358 0.000 3. 103.83 5.01 12-21 1. 4.813 0.000 40. 0.329 0.000 3. 103.83 5.01 12-22 1. 4.428 0.000 36. 0.303 0.000 2. 103.83 5.01 12-23 1. 4.074 0.000 33. 0.279 0.000 2. 103.83 5.01 12-24 1. 3.748 0.000 31. 0.256 0.000 2. 103.83 5.01 12-25 1. 3.448 0.000 28. 0.236 0.000 2. 103.83 5.01 12-26 1. 3.172 0.000 26. 0.217 0.000 2. 103.83 5.01 Sub-T 1. 99.562 0.000 819. 6.810 0.000 56. 103.83 5.01 After 1. 24.394 0.000 200. 1.669 0.000 14. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 123.956 0.000 1019. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 135819. 0. 53946. 0. 189765. 10294. 5743. 173728. 12-14 97685. 0. 38789. 0. 136474. 7403. 4130. 124941. 12-15 72470. 0. 28767. 0. 101237. 5491. 3064. 92682. 12-16 59261. 0. 23517. 0. 82779. 4490. 2505. 75784. 12-17 50887. 0. 20188. 0. 71075. 3855. 2151. 65069. 12-18 45009. 0. 17850. 0. 62859. 3409. 1902. 57547. 12-19 40610. 0. 16101. 0. 56711. 3076. 1716. 51919. 12-20 37158. 0. 14728. 0. 51886. 2814. 1570. 47502. 12-21 34181. 0. 13544. 0. 47724. 2588. 1444. 43692. 12-22 31446. 0. 12457. 0. 43903. 2381. 1329. 40193. 12-23 28930. 0. 11457. 0. 40387. 2190. 1222. 36975. 12-24 26616. 0. 10537. 0. 37153. 2015. 1124. 34014. 12-25 24487. 0. 9691. 0. 34178. 1853. 1034. 31290. 12-26 22528. 0. 8913. 0. 31441. 1705. 952. 28785. Sub-T 707086. 0. 280485. 0. 987571. 53562. 29888. 904121. After 173246. 0. 68423. 0. 241669. 13101. 7314. 221254. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 7600. 0. 0. 0. 7600. 166128. 166128. 143576. 12-14 9120. 0. 0. 0. 9120. 115821. 281950. 91591. 12-15 9120. 0. 0. 0. 9120. 83562. 365512. 60005. 12-16 9120. 0. 0. 0. 9120. 66664. 432175. 43496. 12-17 9120. 0. 0. 0. 9120. 55949. 488124. 33177. 12-18 9120. 0. 0. 0. 9120. 48427. 536551. 26101. 12-19 9120. 0. 0. 0. 9120. 42799. 579351. 20968. 12-20 9120. 0. 0. 0. 9120. 38382. 617732. 17092. 12-21 9120. 0. 0. 0. 9120. 34572. 652304. 13996. 12-22 9120. 0. 0. 0. 9120. 31073. 683377. 11437. 12-23 9120. 0. 0. 0. 9120. 27855. 711232. 9320. 12-24 9120. 0. 0. 0. 9120. 24894. 736126. 7572. 12-25 9120. 0. 0. 0. 9120. 22170. 758296. 6131. 12-26 9120. 0. 0. 0. 9120. 19665. 777961. 4944. Sub-T 126160. 0. 0. 0. 126160. 777961. 777961. 489407. After 120840. 0. 0. 0. 120840. 100414. 878374. 17071. Total 247000. 0. 0. 0. 247000. 878374. 878374. 506478. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH B #9H TABLE 127 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 518.691 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 430.379 20.0000 368.129 REMARKS PERFS: - COTULLA 25.0000 321.841 30.0000 286.000 35.0000 257.366 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 2.684 0.000 22. 0.184 0.000 2. 103.83 5.01 12-13 1. 20.401 0.000 168. 1.395 0.000 11. 103.83 5.01 12-14 1. 12.581 0.000 104. 0.861 0.000 7. 103.83 5.01 12-15 1. 9.642 0.000 79. 0.660 0.000 5. 103.83 5.01 12-16 1. 8.004 0.000 66. 0.547 0.000 5. 103.83 5.01 12-17 1. 6.933 0.000 57. 0.474 0.000 4. 103.83 5.01 12-18 1. 6.167 0.000 51. 0.422 0.000 3. 103.83 5.01 12-19 1. 5.586 0.000 46. 0.382 0.000 3. 103.83 5.01 12-20 1. 5.123 0.000 42. 0.350 0.000 3. 103.83 5.01 12-21 1. 4.714 0.000 39. 0.322 0.000 3. 103.83 5.01 12-22 1. 4.336 0.000 36. 0.297 0.000 2. 103.83 5.01 12-23 1. 3.990 0.000 33. 0.273 0.000 2. 103.83 5.01 12-24 1. 3.670 0.000 30. 0.251 0.000 2. 103.83 5.01 12-25 1. 3.377 0.000 28. 0.231 0.000 2. 103.83 5.01 12-26 1. 3.107 0.000 25. 0.212 0.000 2. 103.83 5.01 Sub-T 1. 100.314 0.000 825. 6.862 0.000 56. 103.83 5.01 After 1. 23.642 0.000 194. 1.617 0.000 13. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 123.956 0.000 1019. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 19060. 0. 7571. 0. 26631. 1445. 806. 24380. 12-13 144890. 0. 57546. 0. 202435. 10981. 6127. 185328. 12-14 89349. 0. 35476. 0. 124825. 6771. 3778. 114277. 12-15 68479. 0. 27181. 0. 95660. 5189. 2895. 87576. 12-16 56843. 0. 22556. 0. 79399. 4306. 2403. 72690. 12-17 49236. 0. 19531. 0. 68767. 3730. 2081. 62956. 12-18 43796. 0. 17368. 0. 61164. 3317. 1851. 55996. 12-19 39675. 0. 15729. 0. 55404. 3005. 1677. 50722. 12-20 36387. 0. 14421. 0. 50808. 2755. 1538. 46515. 12-21 33475. 0. 13263. 0. 46739. 2535. 1415. 42790. 12-22 30797. 0. 12199. 0. 42996. 2332. 1301. 39363. 12-23 28334. 0. 11219. 0. 39553. 2145. 1197. 36211. 12-24 26067. 0. 10319. 0. 36386. 1973. 1101. 33311. 12-25 23982. 0. 9490. 0. 33472. 1815. 1013. 30644. 12-26 22063. 0. 8729. 0. 30792. 1670. 932. 28190. Sub-T 712431. 0. 282599. 0. 995030. 53967. 30114. 910949. After 167902. 0. 66309. 0. 234210. 12697. 7088. 214425. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 760. 0. 0. 0. 760. 23620. 23620. 21558. 12-13 9120. 0. 0. 0. 9120. 176208. 199828. 153672. 12-14 9120. 0. 0. 0. 9120. 105157. 304985. 83125. 12-15 9120. 0. 0. 0. 9120. 78456. 383441. 56330. 12-16 9120. 0. 0. 0. 9120. 63570. 447010. 41474. 12-17 9120. 0. 0. 0. 9120. 53836. 500846. 31922. 12-18 9120. 0. 0. 0. 9120. 46876. 547722. 25264. 12-19 9120. 0. 0. 0. 9120. 41602. 589325. 20381. 12-20 9120. 0. 0. 0. 9120. 37395. 626720. 16653. 12-21 9120. 0. 0. 0. 9120. 33670. 660389. 13631. 12-22 9120. 0. 0. 0. 9120. 30243. 690632. 11131. 12-23 9120. 0. 0. 0. 9120. 27091. 717724. 9065. 12-24 9120. 0. 0. 0. 9120. 24191. 741915. 7359. 12-25 9120. 0. 0. 0. 9120. 21524. 763439. 5952. 12-26 9120. 0. 0. 0. 9120. 19070. 782509. 4795. Sub-T 128440. 0. 0. 0. 128440. 782509. 782509. 502310. After 118560. 0. 0. 0. 118560. 95865. 878374. 16381. Total 247000. 0. 0. 0. 247000. 878374. 878374. 518691. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH D #5H TABLE 128 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 482.908 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 387.550 20.0000 321.081 REMARKS PERFS: - COTULLA 25.0000 272.244 30.0000 234.913 35.0000 205.495 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 9.306 0.000 77. 0.636 0.000 5. 103.83 5.01 12-14 1. 17.336 0.000 143. 1.186 0.000 10. 103.83 5.01 12-15 1. 11.638 0.000 96. 0.796 0.000 7. 103.83 5.01 12-16 1. 9.154 0.000 75. 0.626 0.000 5. 103.83 5.01 12-17 1. 7.697 0.000 63. 0.526 0.000 4. 103.83 5.01 12-18 1. 6.719 0.000 55. 0.460 0.000 4. 103.83 5.01 12-19 1. 6.007 0.000 49. 0.411 0.000 3. 103.83 5.01 12-20 1. 5.462 0.000 45. 0.374 0.000 3. 103.83 5.01 12-21 1. 5.018 0.000 41. 0.343 0.000 3. 103.83 5.01 12-22 1. 4.616 0.000 38. 0.316 0.000 3. 103.83 5.01 12-23 1. 4.247 0.000 35. 0.290 0.000 2. 103.83 5.01 12-24 1. 3.907 0.000 32. 0.267 0.000 2. 103.83 5.01 12-25 1. 3.595 0.000 30. 0.246 0.000 2. 103.83 5.01 12-26 1. 3.307 0.000 27. 0.226 0.000 2. 103.83 5.01 Sub-T 1. 98.009 0.000 806. 6.704 0.000 55. 103.83 5.01 After 1. 25.947 0.000 213. 1.775 0.000 15. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 123.956 0.000 1019. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 66088. 0. 26251. 0. 92339. 5009. 2795. 84535. 12-14 123121. 0. 48896. 0. 172017. 9331. 5206. 157480. 12-15 82653. 0. 32815. 0. 115468. 6263. 3495. 105710. 12-16 65011. 0. 25803. 0. 90814. 4926. 2748. 83140. 12-17 54664. 0. 21690. 0. 76354. 4141. 2311. 69902. 12-18 47716. 0. 18927. 0. 66643. 3614. 2017. 61012. 12-19 42664. 0. 16918. 0. 59582. 3231. 1803. 54548. 12-20 38793. 0. 15378. 0. 54171. 2938. 1639. 49594. 12-21 35636. 0. 14123. 0. 49758. 2698. 1506. 45554. 12-22 32785. 0. 12989. 0. 45774. 2482. 1385. 41906. 12-23 30162. 0. 11946. 0. 42108. 2283. 1274. 38550. 12-24 27749. 0. 10987. 0. 38736. 2100. 1172. 35463. 12-25 25529. 0. 10105. 0. 35634. 1932. 1078. 32624. 12-26 23487. 0. 9294. 0. 32781. 1777. 992. 30011. Sub-T 696057. 0. 276122. 0. 972179. 52728. 29422. 890029. After 184275. 0. 72786. 0. 257061. 13936. 7780. 235346. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 3040. 0. 0. 0. 3040. 81495. 81495. 68499. 12-14 9120. 0. 0. 0. 9120. 148360. 229855. 117477. 12-15 9120. 0. 0. 0. 9120. 96590. 326446. 69391. 12-16 9120. 0. 0. 0. 9120. 74020. 400466. 48307. 12-17 9120. 0. 0. 0. 9120. 60782. 461247. 36047. 12-18 9120. 0. 0. 0. 9120. 51892. 513139. 27970. 12-19 9120. 0. 0. 0. 9120. 45428. 558567. 22257. 12-20 9120. 0. 0. 0. 9120. 40474. 599040. 18025. 12-21 9120. 0. 0. 0. 9120. 36434. 635474. 14750. 12-22 9120. 0. 0. 0. 9120. 32786. 668260. 12067. 12-23 9120. 0. 0. 0. 9120. 29430. 697690. 9847. 12-24 9120. 0. 0. 0. 9120. 26343. 724034. 8013. 12-25 9120. 0. 0. 0. 9120. 23504. 747538. 6500. 12-26 9120. 0. 0. 0. 9120. 20891. 768429. 5252. Sub-T 121600. 0. 0. 0. 121600. 768429. 768429. 464402. After 125400. 0. 0. 0. 125400. 109946. 878374. 18506. Total 247000. 0. 0. 0. 247000. 878374. 878374. 482908. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH E #10H TABLE 129 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 471.537 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 374.243 20.0000 306.775 REMARKS PERFS: - COTULLA 25.0000 257.473 30.0000 220.000 35.0000 190.641 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 2.684 0.000 22. 0.184 0.000 2. 103.83 5.01 12-14 1. 20.401 0.000 168. 1.395 0.000 11. 103.83 5.01 12-15 1. 12.581 0.000 104. 0.861 0.000 7. 103.83 5.01 12-16 1. 9.642 0.000 79. 0.660 0.000 5. 103.83 5.01 12-17 1. 8.004 0.000 66. 0.547 0.000 5. 103.83 5.01 12-18 1. 6.933 0.000 57. 0.474 0.000 4. 103.83 5.01 12-19 1. 6.167 0.000 51. 0.422 0.000 3. 103.83 5.01 12-20 1. 5.586 0.000 46. 0.382 0.000 3. 103.83 5.01 12-21 1. 5.123 0.000 42. 0.350 0.000 3. 103.83 5.01 12-22 1. 4.714 0.000 39. 0.322 0.000 3. 103.83 5.01 12-23 1. 4.336 0.000 36. 0.297 0.000 2. 103.83 5.01 12-24 1. 3.990 0.000 33. 0.273 0.000 2. 103.83 5.01 12-25 1. 3.670 0.000 30. 0.251 0.000 2. 103.83 5.01 12-26 1. 3.377 0.000 28. 0.231 0.000 2. 103.83 5.01 Sub-T 1. 97.208 0.000 800. 6.649 0.000 55. 103.83 5.01 After 1. 26.748 0.000 219. 1.830 0.000 15. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 123.956 0.000 1019. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 19060. 0. 7571. 0. 26631. 1445. 806. 24380. 12-14 144890. 0. 57546. 0. 202435. 10981. 6127. 185328. 12-15 89349. 0. 35476. 0. 124825. 6771. 3778. 114277. 12-16 68479. 0. 27181. 0. 95660. 5189. 2895. 87576. 12-17 56843. 0. 22556. 0. 79399. 4306. 2403. 72690. 12-18 49236. 0. 19531. 0. 68767. 3730. 2081. 62956. 12-19 43796. 0. 17368. 0. 61164. 3317. 1851. 55996. 12-20 39675. 0. 15729. 0. 55404. 3005. 1677. 50722. 12-21 36387. 0. 14421. 0. 50808. 2755. 1538. 46515. 12-22 33475. 0. 13263. 0. 46739. 2535. 1415. 42790. 12-23 30797. 0. 12199. 0. 42996. 2332. 1301. 39363. 12-24 28334. 0. 11219. 0. 39553. 2145. 1197. 36211. 12-25 26067. 0. 10319. 0. 36386. 1973. 1101. 33311. 12-26 23982. 0. 9490. 0. 33472. 1815. 1013. 30644. Sub-T 690368. 0. 273871. 0. 964238. 52297. 29182. 882759. After 189965. 0. 75037. 0. 265002. 14366. 8020. 242615. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 760. 0. 0. 0. 760. 23620. 23620. 19598. 12-14 9120. 0. 0. 0. 9120. 176208. 199828. 139701. 12-15 9120. 0. 0. 0. 9120. 105157. 304985. 75568. 12-16 9120. 0. 0. 0. 9120. 78456. 383441. 51209. 12-17 9120. 0. 0. 0. 9120. 63570. 447010. 37704. 12-18 9120. 0. 0. 0. 9120. 53836. 500846. 29020. 12-19 9120. 0. 0. 0. 9120. 46876. 547722. 22967. 12-20 9120. 0. 0. 0. 9120. 41602. 589325. 18528. 12-21 9120. 0. 0. 0. 9120. 37395. 626720. 15139. 12-22 9120. 0. 0. 0. 9120. 33670. 660389. 12392. 12-23 9120. 0. 0. 0. 9120. 30243. 690632. 10119. 12-24 9120. 0. 0. 0. 9120. 27091. 717724. 8241. 12-25 9120. 0. 0. 0. 9120. 24191. 741915. 6690. 12-26 9120. 0. 0. 0. 9120. 21524. 763439. 5411. Sub-T 119320. 0. 0. 0. 119320. 763439. 763439. 452287. After 127680. 0. 0. 0. 127680. 114935. 878374. 19250. Total 247000. 0. 0. 0. 247000. 878374. 878374. 471537. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH E #11H TABLE 130 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 471.537 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 374.243 20.0000 306.775 REMARKS PERFS: - COTULLA 25.0000 257.473 30.0000 220.000 35.0000 190.641 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 2.684 0.000 22. 0.184 0.000 2. 103.83 5.01 12-14 1. 20.401 0.000 168. 1.395 0.000 11. 103.83 5.01 12-15 1. 12.581 0.000 104. 0.861 0.000 7. 103.83 5.01 12-16 1. 9.642 0.000 79. 0.660 0.000 5. 103.83 5.01 12-17 1. 8.004 0.000 66. 0.547 0.000 5. 103.83 5.01 12-18 1. 6.933 0.000 57. 0.474 0.000 4. 103.83 5.01 12-19 1. 6.167 0.000 51. 0.422 0.000 3. 103.83 5.01 12-20 1. 5.586 0.000 46. 0.382 0.000 3. 103.83 5.01 12-21 1. 5.123 0.000 42. 0.350 0.000 3. 103.83 5.01 12-22 1. 4.714 0.000 39. 0.322 0.000 3. 103.83 5.01 12-23 1. 4.336 0.000 36. 0.297 0.000 2. 103.83 5.01 12-24 1. 3.990 0.000 33. 0.273 0.000 2. 103.83 5.01 12-25 1. 3.670 0.000 30. 0.251 0.000 2. 103.83 5.01 12-26 1. 3.377 0.000 28. 0.231 0.000 2. 103.83 5.01 Sub-T 1. 97.208 0.000 800. 6.649 0.000 55. 103.83 5.01 After 1. 26.748 0.000 219. 1.830 0.000 15. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 123.956 0.000 1019. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 19060. 0. 7571. 0. 26631. 1445. 806. 24380. 12-14 144890. 0. 57546. 0. 202435. 10981. 6127. 185328. 12-15 89349. 0. 35476. 0. 124825. 6771. 3778. 114277. 12-16 68479. 0. 27181. 0. 95660. 5189. 2895. 87576. 12-17 56843. 0. 22556. 0. 79399. 4306. 2403. 72690. 12-18 49236. 0. 19531. 0. 68767. 3730. 2081. 62956. 12-19 43796. 0. 17368. 0. 61164. 3317. 1851. 55996. 12-20 39675. 0. 15729. 0. 55404. 3005. 1677. 50722. 12-21 36387. 0. 14421. 0. 50808. 2755. 1538. 46515. 12-22 33475. 0. 13263. 0. 46739. 2535. 1415. 42790. 12-23 30797. 0. 12199. 0. 42996. 2332. 1301. 39363. 12-24 28334. 0. 11219. 0. 39553. 2145. 1197. 36211. 12-25 26067. 0. 10319. 0. 36386. 1973. 1101. 33311. 12-26 23982. 0. 9490. 0. 33472. 1815. 1013. 30644. Sub-T 690368. 0. 273871. 0. 964238. 52297. 29182. 882759. After 189965. 0. 75037. 0. 265002. 14366. 8020. 242615. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 760. 0. 0. 0. 760. 23620. 23620. 19598. 12-14 9120. 0. 0. 0. 9120. 176208. 199828. 139701. 12-15 9120. 0. 0. 0. 9120. 105157. 304985. 75568. 12-16 9120. 0. 0. 0. 9120. 78456. 383441. 51209. 12-17 9120. 0. 0. 0. 9120. 63570. 447010. 37704. 12-18 9120. 0. 0. 0. 9120. 53836. 500846. 29020. 12-19 9120. 0. 0. 0. 9120. 46876. 547722. 22967. 12-20 9120. 0. 0. 0. 9120. 41602. 589325. 18528. 12-21 9120. 0. 0. 0. 9120. 37395. 626720. 15139. 12-22 9120. 0. 0. 0. 9120. 33670. 660389. 12392. 12-23 9120. 0. 0. 0. 9120. 30243. 690632. 10119. 12-24 9120. 0. 0. 0. 9120. 27091. 717724. 8241. 12-25 9120. 0. 0. 0. 9120. 24191. 741915. 6690. 12-26 9120. 0. 0. 0. 9120. 21524. 763439. 5411. Sub-T 119320. 0. 0. 0. 119320. 763439. 763439. 452287. After 127680. 0. 0. 0. 127680. 114935. 878374. 19250. Total 247000. 0. 0. 0. 247000. 878374. 878374. 471537. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROBABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 131 ZAZA ENERGY, LLC BRIGGS RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 1534.587 FINAL 15.0000 1266.821 20.0000 1079.208 25.0000 940.583 30.0000 833.947 35.0000 749.331 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 19.124 0.000 158. 1.308 0.000 11. 103.83 5.01 12-13 2. 37.675 0.000 310. 2.577 0.000 21. 103.83 5.01 12-14 3. 42.811 0.000 353. 2.928 0.000 24. 103.83 5.01 12-15 3. 30.842 0.000 254. 2.110 0.000 17. 103.83 5.01 12-16 3. 25.044 0.000 206. 1.713 0.000 14. 103.83 5.01 12-17 3. 21.453 0.000 176. 1.467 0.000 12. 103.83 5.01 12-18 3. 18.958 0.000 156. 1.297 0.000 11. 103.83 5.01 12-19 3. 17.098 0.000 141. 1.169 0.000 10. 103.83 5.01 12-20 3. 15.620 0.000 128. 1.068 0.000 9. 103.83 5.01 12-21 3. 14.360 0.000 118. 0.982 0.000 8. 103.83 5.01 12-22 3. 13.211 0.000 109. 0.904 0.000 7. 103.83 5.01 12-23 3. 12.154 0.000 100. 0.831 0.000 7. 103.83 5.01 12-24 3. 11.182 0.000 92. 0.765 0.000 6. 103.83 5.01 12-25 3. 10.287 0.000 84. 0.704 0.000 6. 103.83 5.01 12-26 3. 9.464 0.000 78. 0.647 0.000 5. 103.83 5.01 Sub-T 3. 299.283 0.000 2462. 20.471 0.000 168. 103.83 5.01 After 3. 72.585 0.000 594. 4.965 0.000 41. 103.83 5.01 Total 3. 371.868 0.000 3056. 25.436 0.000 209. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 371.868 0.000 3056. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 135819. 0. 53946. 0. 189765. 10294. 5743. 173728. 12-13 267566. 0. 106267. 0. 373833. 20278. 11314. 342241. 12-14 304043. 0. 120731. 0. 424775. 23041. 12855. 388878. 12-15 219042. 0. 86951. 0. 305992. 16597. 9261. 280134. 12-16 177862. 0. 70582. 0. 248445. 13475. 7519. 227451. 12-17 152361. 0. 60444. 0. 212805. 11542. 6440. 194823. 12-18 134638. 0. 53397. 0. 188034. 10198. 5691. 172145. 12-19 121427. 0. 48143. 0. 169569. 9196. 5132. 155241. 12-20 110930. 0. 43968. 0. 154898. 8400. 4688. 141810. 12-21 101982. 0. 40409. 0. 142392. 7722. 4309. 130360. 12-22 93824. 0. 37165. 0. 130989. 7103. 3964. 119921. 12-23 86318. 0. 34182. 0. 120500. 6534. 3647. 110319. 12-24 79412. 0. 31438. 0. 110850. 6011. 3355. 101485. 12-25 73059. 0. 28914. 0. 101974. 5529. 3086. 93358. 12-26 67215. 0. 26593. 0. 93808. 5086. 2839. 85882. Sub-T 2125498. 0. 843130. 0. 2968628. 161008. 89844. 2717777. After 515499. 0. 203593. 0. 719092. 38982. 21764. 658346. Total 2640997. 0. 1046724. 0. 3687720. 199990. 111607. 3376123. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 0. 0. 0. 7600. 166128. 166128. 157933. 12-13 17480. 0. 0. 0. 17480. 324761. 490890. 277844. 12-14 27360. 0. 0. 0. 27360. 361518. 852408. 286022. 12-15 27360. 0. 0. 0. 27360. 252774. 1105182. 181534. 12-16 27360. 0. 0. 0. 27360. 200091. 1305273. 130558. 12-17 27360. 0. 0. 0. 27360. 167463. 1472736. 99304. 12-18 27360. 0. 0. 0. 27360. 144785. 1617521. 78035. 12-19 27360. 0. 0. 0. 27360. 127881. 1745402. 62650. 12-20 27360. 0. 0. 0. 27360. 114450. 1859852. 50969. 12-21 27360. 0. 0. 0. 27360. 103000. 1962852. 41700. 12-22 27360. 0. 0. 0. 27360. 92561. 2055414. 34067. 12-23 27360. 0. 0. 0. 27360. 82959. 2138372. 27758. 12-24 27360. 0. 0. 0. 27360. 74125. 2212497. 22548. 12-25 27360. 0. 0. 0. 27360. 65998. 2278495. 18251. 12-26 27360. 0. 0. 0. 27360. 58522. 2337017. 14713. Sub-T 380760. 0. 0. 0. 380760. 2337017. 2337017. 1483888. After 360240. 0. 0. 0. 360240. 298106. 2635123. 50699. Total 741000. 0. 0. 0. 741000. 2635123. 2635123. 1534586. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH C #4H TABLE 132 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 557.126 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 477.941 20.0000 422.072 REMARKS PERFS: - COTULLA 25.0000 380.473 30.0000 348.195 35.0000 322.331 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 19.124 0.000 158. 1.308 0.000 11. 103.83 5.01 12-13 1. 13.755 0.000 113. 0.941 0.000 8. 103.83 5.01 12-14 1. 10.204 0.000 84. 0.698 0.000 6. 103.83 5.01 12-15 1. 8.344 0.000 69. 0.571 0.000 5. 103.83 5.01 12-16 1. 7.165 0.000 59. 0.490 0.000 4. 103.83 5.01 12-17 1. 6.337 0.000 52. 0.433 0.000 4. 103.83 5.01 12-18 1. 5.718 0.000 47. 0.391 0.000 3. 103.83 5.01 12-19 1. 5.232 0.000 43. 0.358 0.000 3. 103.83 5.01 12-20 1. 4.813 0.000 40. 0.329 0.000 3. 103.83 5.01 12-21 1. 4.428 0.000 36. 0.303 0.000 2. 103.83 5.01 12-22 1. 4.074 0.000 33. 0.279 0.000 2. 103.83 5.01 12-23 1. 3.748 0.000 31. 0.256 0.000 2. 103.83 5.01 12-24 1. 3.448 0.000 28. 0.236 0.000 2. 103.83 5.01 12-25 1. 3.172 0.000 26. 0.217 0.000 2. 103.83 5.01 12-26 1. 2.918 0.000 24. 0.200 0.000 2. 103.83 5.01 Sub-T 1. 102.480 0.000 843. 7.010 0.000 58. 103.83 5.01 After 1. 21.476 0.000 176. 1.469 0.000 12. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 123.956 0.000 1019. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 135819. 0. 53946. 0. 189765. 10294. 5743. 173728. 12-13 97685. 0. 38789. 0. 136474. 7403. 4130. 124941. 12-14 72470. 0. 28767. 0. 101237. 5491. 3064. 92682. 12-15 59261. 0. 23517. 0. 82779. 4490. 2505. 75784. 12-16 50887. 0. 20188. 0. 71075. 3855. 2151. 65069. 12-17 45009. 0. 17850. 0. 62859. 3409. 1902. 57547. 12-18 40610. 0. 16101. 0. 56711. 3076. 1716. 51919. 12-19 37158. 0. 14728. 0. 51886. 2814. 1570. 47502. 12-20 34181. 0. 13544. 0. 47724. 2588. 1444. 43692. 12-21 31446. 0. 12457. 0. 43903. 2381. 1329. 40193. 12-22 28930. 0. 11457. 0. 40387. 2190. 1222. 36975. 12-23 26616. 0. 10537. 0. 37153. 2015. 1124. 34014. 12-24 24487. 0. 9691. 0. 34178. 1853. 1034. 31290. 12-25 22528. 0. 8913. 0. 31441. 1705. 952. 28785. 12-26 20726. 0. 8198. 0. 28923. 1568. 875. 26480. Sub-T 727812. 0. 288683. 0. 1016495. 55131. 30764. 930600. After 152520. 0. 60225. 0. 212746. 11533. 6439. 194774. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 0. 0. 0. 7600. 166128. 166128. 157933. 12-13 9120. 0. 0. 0. 9120. 115821. 281950. 100750. 12-14 9120. 0. 0. 0. 9120. 83562. 365512. 66006. 12-15 9120. 0. 0. 0. 9120. 66664. 432175. 47846. 12-16 9120. 0. 0. 0. 9120. 55949. 488124. 36494. 12-17 9120. 0. 0. 0. 9120. 48427. 536551. 28711. 12-18 9120. 0. 0. 0. 9120. 42799. 579351. 23064. 12-19 9120. 0. 0. 0. 9120. 38382. 617732. 18802. 12-20 9120. 0. 0. 0. 9120. 34572. 652304. 15396. 12-21 9120. 0. 0. 0. 9120. 31073. 683377. 12580. 12-22 9120. 0. 0. 0. 9120. 27855. 711232. 10252. 12-23 9120. 0. 0. 0. 9120. 24894. 736126. 8330. 12-24 9120. 0. 0. 0. 9120. 22170. 758296. 6744. 12-25 9120. 0. 0. 0. 9120. 19665. 777961. 5438. 12-26 9120. 0. 0. 0. 9120. 17360. 795320. 4365. Sub-T 135280. 0. 0. 0. 135280. 795320. 795320. 542712. After 111720. 0. 0. 0. 111720. 83054. 878374. 14414. Total 247000. 0. 0. 0. 247000. 878374. 878374. 557126. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH D #6H TABLE 133 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 494.553 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 401.330 20.0000 336.055 REMARKS PERFS: - COTULLA 25.0000 287.864 30.0000 250.838 35.0000 221.505 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 14.615 0.000 120. 1.000 0.000 8. 103.83 5.01 12-14 1. 15.271 0.000 126. 1.045 0.000 9. 103.83 5.01 12-15 1. 10.860 0.000 89. 0.743 0.000 6. 103.83 5.01 12-16 1. 8.725 0.000 72. 0.597 0.000 5. 103.83 5.01 12-17 1. 7.419 0.000 61. 0.507 0.000 4. 103.83 5.01 12-18 1. 6.521 0.000 54. 0.446 0.000 4. 103.83 5.01 12-19 1. 5.858 0.000 48. 0.401 0.000 3. 103.83 5.01 12-20 1. 5.345 0.000 44. 0.366 0.000 3. 103.83 5.01 12-21 1. 4.914 0.000 40. 0.336 0.000 3. 103.83 5.01 12-22 1. 4.521 0.000 37. 0.309 0.000 3. 103.83 5.01 12-23 1. 4.159 0.000 34. 0.285 0.000 2. 103.83 5.01 12-24 1. 3.827 0.000 31. 0.262 0.000 2. 103.83 5.01 12-25 1. 3.520 0.000 29. 0.241 0.000 2. 103.83 5.01 12-26 1. 3.239 0.000 27. 0.222 0.000 2. 103.83 5.01 Sub-T 1. 98.794 0.000 813. 6.757 0.000 56. 103.83 5.01 After 1. 25.162 0.000 206. 1.721 0.000 14. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 123.956 0.000 1019. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 103793. 0. 41227. 0. 145020. 7867. 4389. 132765. 12-14 108453. 0. 43068. 0. 151521. 8219. 4586. 138716. 12-15 77127. 0. 30619. 0. 107746. 5844. 3261. 98641. 12-16 61965. 0. 24592. 0. 86556. 4695. 2620. 79242. 12-17 52688. 0. 20904. 0. 73592. 3991. 2227. 67374. 12-18 46311. 0. 18369. 0. 64680. 3508. 1958. 59214. 12-19 41605. 0. 16497. 0. 58101. 3151. 1758. 53192. 12-20 37957. 0. 15046. 0. 53003. 2874. 1604. 48524. 12-21 34901. 0. 13830. 0. 48731. 2643. 1475. 44613. 12-22 32108. 0. 12720. 0. 44828. 2431. 1357. 41041. 12-23 29540. 0. 11699. 0. 41239. 2236. 1248. 37754. 12-24 27177. 0. 10760. 0. 37936. 2057. 1148. 34731. 12-25 25002. 0. 9896. 0. 34898. 1892. 1056. 31950. 12-26 23002. 0. 9102. 0. 32104. 1741. 972. 29391. Sub-T 701629. 0. 278326. 0. 979955. 53149. 29658. 897148. After 178703. 0. 70582. 0. 249285. 13514. 7545. 228226. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5320. 0. 0. 0. 5320. 127445. 127445. 108595. 12-14 9120. 0. 0. 0. 9120. 129596. 257041. 102539. 12-15 9120. 0. 0. 0. 9120. 89521. 346561. 64297. 12-16 9120. 0. 0. 0. 9120. 70122. 416683. 45757. 12-17 9120. 0. 0. 0. 9120. 58254. 474937. 34546. 12-18 9120. 0. 0. 0. 9120. 50094. 525032. 27001. 12-19 9120. 0. 0. 0. 9120. 44072. 569103. 21592. 12-20 9120. 0. 0. 0. 9120. 39404. 608508. 17548. 12-21 9120. 0. 0. 0. 9120. 35493. 644001. 14369. 12-22 9120. 0. 0. 0. 9120. 31921. 675921. 11748. 12-23 9120. 0. 0. 0. 9120. 28634. 704556. 9581. 12-24 9120. 0. 0. 0. 9120. 25611. 730167. 7791. 12-25 9120. 0. 0. 0. 9120. 22830. 752997. 6313. 12-26 9120. 0. 0. 0. 9120. 20271. 773268. 5096. Sub-T 123880. 0. 0. 0. 123880. 773268. 773268. 476773. After 123120. 0. 0. 0. 123120. 105106. 878374. 17779. Total 247000. 0. 0. 0. 247000. 878374. 878374. 494553. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 BRIGGS RANCH D #7H TABLE 134 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 482.908 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 387.550 20.0000 321.081 REMARKS PERFS: - COTULLA 25.0000 272.244 30.0000 234.913 35.0000 205.495 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 9.306 0.000 77. 0.636 0.000 5. 103.83 5.01 12-14 1. 17.336 0.000 143. 1.186 0.000 10. 103.83 5.01 12-15 1. 11.638 0.000 96. 0.796 0.000 7. 103.83 5.01 12-16 1. 9.154 0.000 75. 0.626 0.000 5. 103.83 5.01 12-17 1. 7.697 0.000 63. 0.526 0.000 4. 103.83 5.01 12-18 1. 6.719 0.000 55. 0.460 0.000 4. 103.83 5.01 12-19 1. 6.007 0.000 49. 0.411 0.000 3. 103.83 5.01 12-20 1. 5.462 0.000 45. 0.374 0.000 3. 103.83 5.01 12-21 1. 5.018 0.000 41. 0.343 0.000 3. 103.83 5.01 12-22 1. 4.616 0.000 38. 0.316 0.000 3. 103.83 5.01 12-23 1. 4.247 0.000 35. 0.290 0.000 2. 103.83 5.01 12-24 1. 3.907 0.000 32. 0.267 0.000 2. 103.83 5.01 12-25 1. 3.595 0.000 30. 0.246 0.000 2. 103.83 5.01 12-26 1. 3.307 0.000 27. 0.226 0.000 2. 103.83 5.01 Sub-T 1. 98.009 0.000 806. 6.704 0.000 55. 103.83 5.01 After 1. 25.947 0.000 213. 1.775 0.000 15. 103.83 5.01 Total 1. 123.956 0.000 1019. 8.479 0.000 70. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 123.956 0.000 1019. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 66088. 0. 26251. 0. 92339. 5009. 2795. 84535. 12-14 123121. 0. 48896. 0. 172017. 9331. 5206. 157480. 12-15 82653. 0. 32815. 0. 115468. 6263. 3495. 105710. 12-16 65011. 0. 25803. 0. 90814. 4926. 2748. 83140. 12-17 54664. 0. 21690. 0. 76354. 4141. 2311. 69902. 12-18 47716. 0. 18927. 0. 66643. 3614. 2017. 61012. 12-19 42664. 0. 16918. 0. 59582. 3231. 1803. 54548. 12-20 38793. 0. 15378. 0. 54171. 2938. 1639. 49594. 12-21 35636. 0. 14123. 0. 49758. 2698. 1506. 45554. 12-22 32785. 0. 12989. 0. 45774. 2482. 1385. 41906. 12-23 30162. 0. 11946. 0. 42108. 2283. 1274. 38550. 12-24 27749. 0. 10987. 0. 38736. 2100. 1172. 35463. 12-25 25529. 0. 10105. 0. 35634. 1932. 1078. 32624. 12-26 23487. 0. 9294. 0. 32781. 1777. 992. 30011. Sub-T 696057. 0. 276122. 0. 972179. 52728. 29422. 890029. After 184275. 0. 72786. 0. 257061. 13936. 7780. 235346. Total 880332. 0. 348908. 0. 1229240. 66663. 37202. 1125374. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 3040. 0. 0. 0. 3040. 81495. 81495. 68499. 12-14 9120. 0. 0. 0. 9120. 148360. 229855. 117477. 12-15 9120. 0. 0. 0. 9120. 96590. 326446. 69391. 12-16 9120. 0. 0. 0. 9120. 74020. 400466. 48307. 12-17 9120. 0. 0. 0. 9120. 60782. 461247. 36047. 12-18 9120. 0. 0. 0. 9120. 51892. 513139. 27970. 12-19 9120. 0. 0. 0. 9120. 45428. 558567. 22257. 12-20 9120. 0. 0. 0. 9120. 40474. 599040. 18025. 12-21 9120. 0. 0. 0. 9120. 36434. 635474. 14750. 12-22 9120. 0. 0. 0. 9120. 32786. 668260. 12067. 12-23 9120. 0. 0. 0. 9120. 29430. 697690. 9847. 12-24 9120. 0. 0. 0. 9120. 26343. 724034. 8013. 12-25 9120. 0. 0. 0. 9120. 23504. 747538. 6500. 12-26 9120. 0. 0. 0. 9120. 20891. 768429. 5252. Sub-T 121600. 0. 0. 0. 121600. 768429. 768429. 464402. After 125400. 0. 0. 0. 125400. 109946. 878374. 18506. Total 247000. 0. 0. 0. 247000. 878374. 878374. 482908. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

TOTAL CENIZO RANCH RESERVES DIMMIT CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 135 ZAZA ENERGY, LLC CENIZO RANCH PROSPECT AREA RESERVE TYPE DIMMIT CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 13740.226 FINAL 15.0000 10788.274 20.0000 8832.544 25.0000 7449.630 30.0000 6423.745 35.0000 5634.500 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 5. 275.526 0.000 365. 16.092 0.000 26. 103.83 5.01 12-13 9. 317.230 0.000 477. 22.841 0.000 34. 103.83 5.01 12-14 11. 326.108 0.000 483. 23.480 0.000 35. 103.83 5.01 12-15 13. 344.567 0.000 508. 24.809 0.000 37. 103.83 5.01 12-16 16. 379.982 0.000 558. 27.359 0.000 40. 103.83 5.01 12-17 16. 296.168 0.000 447. 21.324 0.000 32. 103.83 5.01 12-18 16. 252.651 0.000 390. 18.191 0.000 28. 103.83 5.01 12-19 16. 224.406 0.000 353. 16.157 0.000 25. 103.83 5.01 12-20 16. 203.134 0.000 326. 14.626 0.000 23. 103.83 5.01 12-21 16. 185.671 0.000 303. 13.368 0.000 22. 103.83 5.01 12-22 16. 170.546 0.000 284. 12.279 0.000 20. 103.83 5.01 12-23 16. 156.893 0.000 266. 11.296 0.000 19. 103.83 5.01 12-24 16. 144.341 0.000 249. 10.393 0.000 18. 103.83 5.01 12-25 16. 132.794 0.000 233. 9.561 0.000 17. 103.83 5.01 12-26 16. 122.170 0.000 219. 8.796 0.000 16. 103.83 5.01 Sub-T 14. 3532.188 0.000 5461. 250.571 0.000 393. 103.83 5.01 After 14. 1168.274 0.000 2460. 84.116 0.000 177. 103.83 5.01 Total 14. 4700.461 0.000 7922. 334.687 0.000 570. 103.83 5.01 Cumulative 40.354 0.000 47. Ultimate 4740.814 0.000 7969. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1670816. 0. 131723. 0. 1802539. 86737. 54906. 1660896. 12-13 2371535. 0. 171868. 0. 2543403. 121981. 77486. 2343937. 12-14 2437904. 0. 174193. 0. 2612096. 125208. 79580. 2407308. 12-15 2575898. 0. 183042. 0. 2758940. 132219. 84055. 2542666. 12-16 2840656. 0. 201218. 0. 3041874. 145762. 92676. 2803438. 12-17 2214081. 0. 161067. 0. 2375148. 113928. 72359. 2188861. 12-18 1888760. 0. 140487. 0. 2029247. 97419. 61818. 1870009. 12-19 1677607. 0. 127321. 0. 1804928. 86719. 54983. 1663227. 12-20 1518580. 0. 117470. 0. 1636050. 78665. 49836. 1507549. 12-21 1388032. 0. 109378. 0. 1497410. 72053. 45611. 1379746. 12-22 1274962. 0. 102321. 0. 1377283. 66322. 41951. 1269010. 12-23 1172891. 0. 95864. 0. 1268755. 61143. 38644. 1168968. 12-24 1079060. 0. 89828. 0. 1168888. 56374. 35600. 1076913. 12-25 992735. 0. 84180. 0. 1076914. 51979. 32798. 992137. 12-26 913316. 0. 78894. 0. 992210. 47930. 30217. 914063. Sub-T 26016836. 0. 1968854. -1. 27985686. 1344438. 852520. 25788726. After 8733733. 0. 887033. 0. 9620766. 468279. 292880. 8859607. Total 34750568. 0. 2855886. -1. 37606452. 1812717. 1145400. 34648332. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 44000. 750000. 0. 0. 794000. 866896. 866896. 800676. 12-13 84000. 0. 0. 0. 84000. 2259936. 3126833. 1955802. 12-14 107200. 0. 0. 0. 107200. 2300108. 5426941. 1812535. 12-15 127200. 0. 0. 0. 127200. 2415466. 7842406. 1728309. 12-16 152000. 800000. 0. 0. 952000. 1851438. 9693844. 1193134. 12-17 153600. 0. 0. 0. 153600. 2035261. 11729105. 1207317. 12-18 153600. 0. 0. 0. 153600. 1716409. 13445514. 925170. 12-19 153600. 0. 0. 0. 153600. 1509627. 14955141. 739579. 12-20 153600. 0. 0. 0. 153600. 1353949. 16309090. 602947. 12-21 153600. 0. 0. 0. 153600. 1226146. 17535236. 496368. 12-22 153600. 0. 0. 0. 153600. 1115410. 18650646. 410483. 12-23 153600. 0. 0. 0. 153600. 1015368. 19666014. 339699. 12-24 153600. 0. 0. 0. 153600. 923313. 20589328. 280822. 12-25 153600. 0. 0. 0. 153600. 838537. 21427866. 231855. 12-26 153600. 0. 0. 0. 153600. 760463. 22188330. 191155. Sub-T 2050400. 1550000. 0. 0. 3600400. 22188330. 22188330. 12915852. After 3249600. 0. 0. 0. 3249600. 5610006. 27798340. 824376. Total 5300000. 1550000. 0. 0. 6850000. 27798336. 27798340. 13740228. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 136 ZAZA ENERGY, LLC CENIZO RANCH PROSPECT AREA RESERVE TYPE DIMMIT CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 5854.375 FINAL 15.0000 4907.375 20.0000 4259.942 25.0000 3788.025 30.0000 3427.395 35.0000 3141.787 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 5. 240.330 0.000 317. 13.558 0.000 23. 103.83 5.01 12-13 6. 179.391 0.000 288. 12.916 0.000 21. 103.83 5.01 12-14 6. 129.003 0.000 211. 9.288 0.000 15. 103.83 5.01 12-15 6. 105.572 0.000 175. 7.601 0.000 13. 103.83 5.01 12-16 6. 91.220 0.000 153. 6.568 0.000 11. 103.83 5.01 12-17 6. 81.283 0.000 138. 5.852 0.000 10. 103.83 5.01 12-18 6. 73.880 0.000 127. 5.319 0.000 9. 103.83 5.01 12-19 6. 67.859 0.000 118. 4.886 0.000 8. 103.83 5.01 12-20 6. 62.430 0.000 110. 4.495 0.000 8. 103.83 5.01 12-21 6. 57.435 0.000 102. 4.135 0.000 7. 103.83 5.01 12-22 6. 52.840 0.000 95. 3.805 0.000 7. 103.83 5.01 12-23 6. 48.613 0.000 89. 3.500 0.000 6. 103.83 5.01 12-24 6. 44.724 0.000 83. 3.220 0.000 6. 103.83 5.01 12-25 6. 41.146 0.000 77. 2.963 0.000 6. 103.83 5.01 12-26 6. 37.855 0.000 72. 2.726 0.000 5. 103.83 5.01 Sub-T 6. 1313.581 0.000 2155. 90.832 0.000 155. 103.83 5.01 After 5. 346.117 0.000 744. 24.920 0.000 54. 103.83 5.01 Total 6. 1659.698 0.000 2899. 115.752 0.000 209. 103.83 5.01 Cumulative 40.354 0.000 47. Ultimate 1700.052 0.000 2946. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1407697. 0. 114411. 0. 1522108. 73335. 46361. 1402412. 12-13 1341085. 0. 103768. 0. 1444853. 69472. 44012. 1331368. 12-14 964394. 0. 75936. 0. 1040330. 50057. 31689. 958584. 12-15 789230. 0. 62969. 0. 852199. 41027. 25957. 785214. 12-16 681942. 0. 55089. 0. 737030. 35501. 22449. 679081. 12-17 607653. 0. 49693. 0. 657346. 31679. 20021. 605645. 12-18 552307. 0. 45728. 0. 598034. 28836. 18214. 550984. 12-19 507294. 0. 42524. 0. 549818. 26525. 16745. 506548. 12-20 466709. 0. 39616. 0. 506325. 24440. 15420. 466464. 12-21 429372. 0. 36916. 0. 466288. 22520. 14201. 429568. 12-22 395023. 0. 34409. 0. 429431. 20752. 13078. 395602. 12-23 363421. 0. 32080. 0. 395501. 19123. 12044. 364333. 12-24 334347. 0. 29916. 0. 364263. 17624. 11092. 335547. 12-25 307599. 0. 27905. 0. 335504. 16242. 10216. 309046. 12-26 282991. 0. 26035. 0. 309027. 14970. 9410. 284647. Sub-T 9431063. 0. 776993. 0. 10208058. 492103. 310910. 9405042. After 2587489. 0. 268139. 0. 2855629. 139135. 86928. 2629566. Total 12018552. 0. 1045132. 0. 13063687. 631238. 397838. 12034608. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 38400. 0. 0. 0. 38400. 1364012. 1364012. 1290027. 12-13 57600. 0. 0. 0. 57600. 1273768. 2637780. 1108565. 12-14 57600. 0. 0. 0. 57600. 900984. 3538764. 711654. 12-15 57600. 0. 0. 0. 57600. 727614. 4266378. 522158. 12-16 57600. 0. 0. 0. 57600. 621480. 4887859. 405321. 12-17 57600. 0. 0. 0. 57600. 548046. 5435904. 324870. 12-18 57600. 0. 0. 0. 57600. 493384. 5929289. 265845. 12-19 57600. 0. 0. 0. 57600. 448948. 6378237. 219904. 12-20 57600. 0. 0. 0. 57600. 408864. 6787102. 182065. 12-21 57600. 0. 0. 0. 57600. 371968. 7159069. 150579. 12-22 57600. 0. 0. 0. 57600. 338002. 7497071. 124391. 12-23 57600. 0. 0. 0. 57600. 306733. 7803804. 102623. 12-24 57600. 0. 0. 0. 57600. 277947. 8081751. 84539. 12-25 57600. 0. 0. 0. 57600. 251446. 8333196. 69527. 12-26 57600. 0. 0. 0. 57600. 227047. 8560243. 57074. Sub-T 844800. 0. 0. 0. 844800. 8560243. 8560243. 5619141. After 1087200. 0. 0. 0. 1087200. 1542366. 10102610. 235235. Total 1932000. 0. 0. 0. 1932000. 10102609. 10102610. 5854376. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 137 ZAZA ENERGY, LLC CENIZO RANCH PROSPECT AREA RESERVE TYPE DIMMIT CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 7885.852 FINAL 15.0000 5880.899 20.0000 4572.602 25.0000 3661.605 30.0000 2996.350 35.0000 2492.713 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 35.196 0.000 48. 2.534 0.000 3. 103.83 5.01 12-13 3. 137.839 0.000 189. 9.924 0.000 14. 103.83 5.01 12-14 5. 197.105 0.000 273. 14.192 0.000 20. 103.83 5.01 12-15 7. 238.995 0.000 333. 17.208 0.000 24. 103.83 5.01 12-16 10. 288.762 0.000 405. 20.791 0.000 29. 103.83 5.01 12-17 10. 214.885 0.000 309. 15.472 0.000 22. 103.83 5.01 12-18 10. 178.772 0.000 263. 12.872 0.000 19. 103.83 5.01 12-19 10. 156.548 0.000 235. 11.271 0.000 17. 103.83 5.01 12-20 10. 140.704 0.000 216. 10.131 0.000 16. 103.83 5.01 12-21 10. 128.236 0.000 201. 9.233 0.000 14. 103.83 5.01 12-22 10. 117.706 0.000 188. 8.475 0.000 14. 103.83 5.01 12-23 10. 108.279 0.000 177. 7.796 0.000 13. 103.83 5.01 12-24 10. 99.617 0.000 166. 7.172 0.000 12. 103.83 5.01 12-25 10. 91.648 0.000 156. 6.599 0.000 11. 103.83 5.01 12-26 10. 84.316 0.000 147. 6.071 0.000 11. 103.83 5.01 Sub-T 8. 2218.606 0.000 3306. 159.740 0.000 238. 103.83 5.01 After 9. 822.156 0.000 1717. 59.195 0.000 124. 103.83 5.01 Total 9. 3040.762 0.000 5023. 218.935 0.000 362. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 3040.762 0.000 5023. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 263119. 0. 17312. 0. 280431. 13402. 8545. 258484. 12-13 1030450. 0. 68100. 0. 1098550. 52508. 33473. 1012568. 12-14 1473510. 0. 98257. 0. 1571767. 75151. 47892. 1448724. 12-15 1786668. 0. 120073. 0. 1906741. 91192. 58098. 1757452. 12-16 2158715. 0. 146130. 0. 2304844. 110261. 70227. 2124357. 12-17 1606428. 0. 111374. 0. 1717802. 82249. 52338. 1583216. 12-18 1336453. 0. 94760. 0. 1431213. 68584. 43604. 1319025. 12-19 1170313. 0. 84797. 0. 1255110. 60194. 38237. 1156679. 12-20 1051871. 0. 77855. 0. 1129726. 54225. 34416. 1041084. 12-21 958659. 0. 72463. 0. 1031122. 49533. 31411. 950178. 12-22 879940. 0. 67912. 0. 947852. 45571. 28873. 873408. 12-23 809470. 0. 63784. 0. 873254. 42019. 26600. 804635. 12-24 744713. 0. 59912. 0. 804624. 38750. 24508. 741366. 12-25 685136. 0. 56275. 0. 741410. 35737. 22582. 683092. 12-26 630325. 0. 52858. 0. 683183. 32959. 20807. 629417. Sub-T 16585769. 0. 1191861. -1. 17777630. 852335. 541609. 16383685. After 6146242. 0. 618893. 0. 6765138. 329144. 205952. 6230042. Total 22732012. 0. 1810754. -1. 24542768. 1181479. 747561. 22613726. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5600. 750000. 0. 0. 755600. -497116. -497116. -489350. 12-13 26400. 0. 0. 0. 26400. 986168. 489053. 847237. 12-14 49600. 0. 0. 0. 49600. 1399124. 1888177. 1100880. 12-15 69600. 0. 0. 0. 69600. 1687851. 3576028. 1206151. 12-16 94400. 800000. 0. 0. 894400. 1229957. 4805986. 787814. 12-17 96000. 0. 0. 0. 96000. 1487216. 6293201. 882447. 12-18 96000. 0. 0. 0. 96000. 1223025. 7516226. 659324. 12-19 96000. 0. 0. 0. 96000. 1060679. 8576905. 519676. 12-20 96000. 0. 0. 0. 96000. 945084. 9521989. 420882. 12-21 96000. 0. 0. 0. 96000. 854178. 10376167. 345789. 12-22 96000. 0. 0. 0. 96000. 777408. 11153575. 286092. 12-23 96000. 0. 0. 0. 96000. 708635. 11862210. 237076. 12-24 96000. 0. 0. 0. 96000. 645366. 12507576. 196283. 12-25 96000. 0. 0. 0. 96000. 587092. 13094668. 162328. 12-26 96000. 0. 0. 0. 96000. 533417. 13628085. 134081. Sub-T 1205600. 1550000. 0. 0. 2755600. 13628085. 13628085. 7296710. After 2162400. 0. 0. 0. 2162400. 4067640. 17695728. 589141. Total 3368000. 1550000. 0. 0. 4918000. 17695726. 17695728. 7885851. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED PRODUCING RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED PRODUCING RESERVES TABLE 138 ZAZA ENERGY, LLC CENIZO RANCH PROSPECT AREA RESERVE TYPE DIMMIT CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME-Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 3701.435 FINAL 15.0000 3127.743 20.0000 2735.098 25.0000 2448.865 30.0000 2230.184 35.0000 2057.046 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 4. 194.300 0.000 255. 10.244 0.000 18. 103.83 5.01 12-13 4. 101.029 0.000 180. 7.274 0.000 13. 103.83 5.01 12-14 4. 76.703 0.000 137. 5.523 0.000 10. 103.83 5.01 12-15 4. 63.926 0.000 115. 4.603 0.000 8. 103.83 5.01 12-16 4. 55.753 0.000 101. 4.014 0.000 7. 103.83 5.01 12-17 4. 49.963 0.000 91. 3.597 0.000 7. 103.83 5.01 12-18 4. 45.584 0.000 84. 3.282 0.000 6. 103.83 5.01 12-19 4. 41.920 0.000 77. 3.018 0.000 6. 103.83 5.01 12-20 4. 38.567 0.000 72. 2.777 0.000 5. 103.83 5.01 12-21 4. 35.481 0.000 67. 2.555 0.000 5. 103.83 5.01 12-22 4. 32.643 0.000 62. 2.350 0.000 4. 103.83 5.01 12-23 4. 30.031 0.000 57. 2.162 0.000 4. 103.83 5.01 12-24 4. 27.629 0.000 53. 1.989 0.000 4. 103.83 5.01 12-25 4. 25.418 0.000 50. 1.830 0.000 4. 103.83 5.01 12-26 4. 23.385 0.000 46. 1.684 0.000 3. 103.83 5.01 Sub-T 4. 842.333 0.000 1445. 56.902 0.000 104. 103.83 5.01 After 4. 209.213 0.000 449. 15.063 0.000 32. 103.83 5.01 Total 4. 1051.546 0.000 1894. 71.965 0.000 136. 103.83 5.01 Cumulative 40.354 0.000 47. Ultimate 1091.900 0.000 1941. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1063588. 0. 91819. 0. 1155407. 55811. 35187. 1064408. 12-13 755266. 0. 64797. 0. 820064. 39602. 24975. 755487. 12-14 573414. 0. 49368. 0. 622782. 30080. 18966. 573736. 12-15 477896. 0. 41366. 0. 519262. 25086. 15814. 478363. 12-16 416799. 0. 36303. 0. 453102. 21896. 13799. 417408. 12-17 373513. 0. 32756. 0. 406268. 19638. 12372. 374258. 12-18 340776. 0. 30104. 0. 370880. 17934. 11294. 341653. 12-19 313385. 0. 27902. 0. 341287. 16508. 10393. 314386. 12-20 288314. 0. 25881. 0. 314195. 15204. 9568. 289424. 12-21 265249. 0. 24015. 0. 289264. 14003. 8808. 266453. 12-22 244029. 0. 22291. 0. 266320. 12897. 8110. 245314. 12-23 224507. 0. 20698. 0. 245205. 11880. 7466. 225859. 12-24 206546. 0. 19225. 0. 225771. 10943. 6875. 207954. 12-25 190023. 0. 17863. 0. 207886. 10081. 6330. 191475. 12-26 174821. 0. 16603. 0. 191424. 9287. 5828. 176308. Sub-T 5908127. 0. 520992. 0. 6429118. 310848. 195785. 5922485. After 1564025. 0. 161989. 0. 1726014. 84094. 52541. 1589379. Total 7472152. 0. 682981. 0. 8155132. 394942. 248326. 7511864. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 32000. 0. 0. 0. 32000. 1032409. 1032409. 983324. 12-13 38400. 0. 0. 0. 38400. 717087. 1749496. 623605. 12-14 38400. 0. 0. 0. 38400. 535336. 2284832. 422758. 12-15 38400. 0. 0. 0. 38400. 439963. 2724794. 315703. 12-16 38400. 0. 0. 0. 38400. 379008. 3103802. 247172. 12-17 38400. 0. 0. 0. 38400. 335858. 3439660. 199084. 12-18 38400. 0. 0. 0. 38400. 303253. 3742913. 163396. 12-19 38400. 0. 0. 0. 38400. 275986. 4018899. 135185. 12-20 38400. 0. 0. 0. 38400. 251024. 4269923. 111781. 12-21 38400. 0. 0. 0. 38400. 228053. 4497976. 92321. 12-22 38400. 0. 0. 0. 38400. 206913. 4704890. 76149. 12-23 38400. 0. 0. 0. 38400. 187459. 4892348. 62718. 12-24 38400. 0. 0. 0. 38400. 169554. 5061902. 51571. 12-25 38400. 0. 0. 0. 38400. 153075. 5214977. 42327. 12-26 38400. 0. 0. 0. 38400. 137908. 5352886. 34667. Sub-T 569600. 0. 0. 0. 569600. 5352886. 5352886. 3561760. After 688800. 0. 0. 0. 688800. 900579. 6253463. 139674. Total 1258400. 0. 0. 0. 1258400. 6253464. 6253463. 3701434. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH A #1H TABLE 139 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0404484 0.0404484 0.0720000 96.83 0.00 5.01 10.0000 1067.075 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 904.543 20.0000 792.990 REMARKS PERFS: - COTULLA 25.0000 711.443 30.0000 648.979 35.0000 599.403 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 59.293 0.000 112. 2.924 0.000 8. 103.83 5.01 12-13 1. 27.963 0.000 76. 2.013 0.000 5. 103.83 5.01 12-14 1. 20.984 0.000 56. 1.511 0.000 4. 103.83 5.01 12-15 1. 17.403 0.000 46. 1.253 0.000 3. 103.83 5.01 12-16 1. 15.136 0.000 39. 1.090 0.000 3. 103.83 5.01 12-17 1. 13.541 0.000 34. 0.975 0.000 2. 103.83 5.01 12-18 1. 12.340 0.000 31. 0.888 0.000 2. 103.83 5.01 12-19 1. 11.346 0.000 28. 0.817 0.000 2. 103.83 5.01 12-20 1. 10.438 0.000 25. 0.752 0.000 2. 103.83 5.01 12-21 1. 9.603 0.000 23. 0.691 0.000 2. 103.83 5.01 12-22 1. 8.835 0.000 21. 0.636 0.000 1. 103.83 5.01 12-23 1. 8.128 0.000 19. 0.585 0.000 1. 103.83 5.01 12-24 1. 7.478 0.000 17. 0.538 0.000 1. 103.83 5.01 12-25 1. 6.880 0.000 15. 0.495 0.000 1. 103.83 5.01 12-26 1. 6.329 0.000 14. 0.456 0.000 1. 103.83 5.01 Sub-T 1. 235.696 0.000 553. 15.625 0.000 40. 103.83 5.01 After 1. 57.222 0.000 110. 4.120 0.000 8. 103.83 5.01 Total 1. 292.918 0.000 663. 19.745 0.000 48. 103.83 5.01 Cumulative 12.545 0.000 9. Ultimate 305.463 0.000 672. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 303600. 0. 40319. 0. 343919. 16990. 10462. 316468. 12-13 209042. 0. 27318. 0. 236359. 11665. 7190. 217504. 12-14 156874. 0. 20149. 0. 177023. 8727. 5385. 162911. 12-15 130100. 0. 16426. 0. 146526. 7217. 4458. 134851. 12-16 113156. 0. 14044. 0. 127199. 6258. 3870. 117071. 12-17 101226. 0. 12350. 0. 113576. 5583. 3456. 104537. 12-18 92249. 0. 11064. 0. 103313. 5073. 3144. 95096. 12-19 84819. 0. 10000. 0. 94819. 4652. 2885. 87282. 12-20 78033. 0. 9045. 0. 87078. 4268. 2650. 80160. 12-21 71790. 0. 8180. 0. 79971. 3916. 2434. 73621. 12-22 66047. 0. 7398. 0. 73445. 3593. 2235. 67617. 12-23 60763. 0. 6691. 0. 67455. 3297. 2053. 62105. 12-24 55902. 0. 6052. 0. 61954. 3025. 1886. 57043. 12-25 51430. 0. 5473. 0. 56903. 2776. 1732. 52395. 12-26 47316. 0. 4950. 0. 52266. 2548. 1591. 48127. Sub-T 1622348. 0. 199459. 0. 1821807. 89587. 55431. 1676788. After 427778. 0. 39537. 0. 467315. 22643. 14229. 430442. Total 2050126. 0. 238995. 0. 2289122. 112230. 69660. 2107230. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 8000. 0. 0. 0. 8000. 308468. 308468. 293492. 12-13 9600. 0. 0. 0. 9600. 207904. 516372. 180828. 12-14 9600. 0. 0. 0. 9600. 153311. 669683. 121078. 12-15 9600. 0. 0. 0. 9600. 125251. 794934. 89879. 12-16 9600. 0. 0. 0. 9600. 107471. 902405. 70089. 12-17 9600. 0. 0. 0. 9600. 94937. 997342. 56277. 12-18 9600. 0. 0. 0. 9600. 85496. 1082838. 46067. 12-19 9600. 0. 0. 0. 9600. 77682. 1160520. 38051. 12-20 9600. 0. 0. 0. 9600. 70560. 1231080. 31421. 12-21 9600. 0. 0. 0. 9600. 64021. 1295102. 25917. 12-22 9600. 0. 0. 0. 9600. 58017. 1353119. 21352. 12-23 9600. 0. 0. 0. 9600. 52505. 1405623. 17567. 12-24 9600. 0. 0. 0. 9600. 47443. 1453066. 14430. 12-25 9600. 0. 0. 0. 9600. 42795. 1495861. 11833. 12-26 9600. 0. 0. 0. 9600. 38527. 1534388. 9685. Sub-T 142400. 0. 0. 0. 142400. 1534388. 1534388. 1027966. After 177600. 0. 0. 0. 177600. 252842. 1787230. 39109. Total 320000. 0. 0. 0. 320000. 1787230. 1787230. 1067075. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH A #2H TABLE 140 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 825.486 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 713.162 20.0000 635.574 REMARKS PERFS: - COTULLA 25.0000 578.647 30.0000 534.937 35.0000 500.186 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 41.823 0.000 61. 3.011 0.000 4. 103.83 5.01 12-13 1. 20.894 0.000 31. 1.504 0.000 2. 103.83 5.01 12-14 1. 15.763 0.000 24. 1.135 0.000 2. 103.83 5.01 12-15 1. 13.101 0.000 21. 0.943 0.000 1. 103.83 5.01 12-16 1. 11.408 0.000 18. 0.821 0.000 1. 103.83 5.01 12-17 1. 10.213 0.000 17. 0.735 0.000 1. 103.83 5.01 12-18 1. 9.312 0.000 16. 0.670 0.000 1. 103.83 5.01 12-19 1. 8.563 0.000 15. 0.617 0.000 1. 103.83 5.01 12-20 1. 7.878 0.000 14. 0.567 0.000 1. 103.83 5.01 12-21 1. 7.247 0.000 13. 0.522 0.000 1. 103.83 5.01 12-22 1. 6.668 0.000 12. 0.480 0.000 1. 103.83 5.01 12-23 1. 6.134 0.000 12. 0.442 0.000 1. 103.83 5.01 12-24 1. 5.644 0.000 11. 0.406 0.000 1. 103.83 5.01 12-25 1. 5.192 0.000 10. 0.374 0.000 1. 103.83 5.01 12-26 1. 4.777 0.000 10. 0.344 0.000 1. 103.83 5.01 Sub-T 1. 174.615 0.000 285. 12.572 0.000 20. 103.83 5.01 After 1. 40.261 0.000 96. 2.899 0.000 7. 103.83 5.01 Total 1. 214.876 0.000 381. 15.471 0.000 27. 103.83 5.01 Cumulative 16.922 0.000 21. Ultimate 231.798 0.000 402. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 312656. 0. 22008. 0. 334664. 16033. 10196. 308435. 12-13 156201. 0. 11276. 0. 167476. 8031. 5102. 154343. 12-14 117837. 0. 8711. 0. 126548. 6074. 3855. 116619. 12-15 97937. 0. 7413. 0. 105350. 5061. 3209. 97080. 12-16 85284. 0. 6610. 0. 91893. 4419. 2799. 84675. 12-17 76350. 0. 6058. 0. 82409. 3966. 2510. 75932. 12-18 69614. 0. 5655. 0. 75270. 3626. 2293. 69351. 12-19 64013. 0. 5324. 0. 69337. 3344. 2112. 63881. 12-20 58892. 0. 5015. 0. 63907. 3085. 1946. 58875. 12-21 54180. 0. 4723. 0. 58904. 2847. 1794. 54264. 12-22 49846. 0. 4449. 0. 54295. 2627. 1653. 50015. 12-23 45858. 0. 4190. 0. 50049. 2424. 1524. 46101. 12-24 42190. 0. 3947. 0. 46137. 2237. 1405. 42495. 12-25 38814. 0. 3718. 0. 42532. 2064. 1295. 39173. 12-26 35709. 0. 3502. 0. 39211. 1905. 1194. 36112. Sub-T 1305381. 0. 102600. 0. 1407981. 67743. 42888. 1297351. After 300979. 0. 34762. 0. 335741. 16452. 10217. 309072. Total 1606361. 0. 137362. 0. 1743722. 84195. 53105. 1606423. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 9600. 0. 0. 0. 9600. 298835. 298835. 287911. 12-13 9600. 0. 0. 0. 9600. 144743. 443578. 125887. 12-14 9600. 0. 0. 0. 9600. 107019. 550597. 84518. 12-15 9600. 0. 0. 0. 9600. 87480. 638077. 62775. 12-16 9600. 0. 0. 0. 9600. 75075. 713152. 48962. 12-17 9600. 0. 0. 0. 9600. 66332. 779484. 39320. 12-18 9600. 0. 0. 0. 9600. 59751. 839235. 32195. 12-19 9600. 0. 0. 0. 9600. 54281. 893516. 26589. 12-20 9600. 0. 0. 0. 9600. 49275. 942791. 21943. 12-21 9600. 0. 0. 0. 9600. 44664. 987455. 18081. 12-22 9600. 0. 0. 0. 9600. 40415. 1027870. 14874. 12-23 9600. 0. 0. 0. 9600. 36501. 1064371. 12213. 12-24 9600. 0. 0. 0. 9600. 32895. 1097266. 10006. 12-25 9600. 0. 0. 0. 9600. 29573. 1126839. 8178. 12-26 9600. 0. 0. 0. 9600. 26512. 1153351. 6665. Sub-T 144000. 0. 0. 0. 144000. 1153351. 1153351. 800115. After 152000. 0. 0. 0. 152000. 157072. 1310423. 25371. Total 296000. 0. 0. 0. 296000. 1310423. 1310423. 825486. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH B #3H TABLE 141 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0473747 0.0473747 0.0720000 96.83 0.00 5.01 10.0000 792.381 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 663.195 20.0000 574.762 REMARKS PERFS: - COTULLA 25.0000 510.346 30.0000 461.194 35.0000 422.334 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 41.788 0.000 37. 1.923 0.000 3. 103.83 5.01 12-13 1. 23.167 0.000 32. 1.668 0.000 2. 103.83 5.01 12-14 1. 17.714 0.000 25. 1.275 0.000 2. 103.83 5.01 12-15 1. 14.807 0.000 22. 1.066 0.000 2. 103.83 5.01 12-16 1. 12.935 0.000 19. 0.931 0.000 1. 103.83 5.01 12-17 1. 11.604 0.000 18. 0.835 0.000 1. 103.83 5.01 12-18 1. 10.594 0.000 17. 0.763 0.000 1. 103.83 5.01 12-19 1. 9.744 0.000 16. 0.702 0.000 1. 103.83 5.01 12-20 1. 8.964 0.000 15. 0.645 0.000 1. 103.83 5.01 12-21 1. 8.247 0.000 14. 0.594 0.000 1. 103.83 5.01 12-22 1. 7.587 0.000 13. 0.546 0.000 1. 103.83 5.01 12-23 1. 6.980 0.000 12. 0.503 0.000 1. 103.83 5.01 12-24 1. 6.422 0.000 11. 0.462 0.000 1. 103.83 5.01 12-25 1. 5.908 0.000 11. 0.425 0.000 1. 103.83 5.01 12-26 1. 5.436 0.000 10. 0.391 0.000 1. 103.83 5.01 Sub-T 1. 191.899 0.000 270. 12.731 0.000 19. 103.83 5.01 After 1. 47.777 0.000 105. 3.440 0.000 8. 103.83 5.01 Total 1. 239.676 0.000 375. 16.171 0.000 27. 103.83 5.01 Cumulative 5.200 0.000 7. Ultimate 244.876 0.000 382. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 199643. 0. 13166. 0. 212809. 10171. 6484. 196154. 12-13 173192. 0. 11646. 0. 184838. 8840. 5632. 170366. 12-14 132428. 0. 9106. 0. 141534. 6775. 4312. 130447. 12-15 110696. 0. 7783. 0. 118479. 5676. 3610. 109193. 12-16 96702. 0. 6952. 0. 103654. 4970. 3158. 95526. 12-17 86750. 0. 6376. 0. 93126. 4469. 2837. 85820. 12-18 79200. 0. 5951. 0. 85152. 4090. 2594. 78468. 12-19 72842. 0. 5596. 0. 78438. 3770. 2389. 72279. 12-20 67015. 0. 5264. 0. 72278. 3477. 2202. 66599. 12-21 61654. 0. 4951. 0. 66604. 3207. 2029. 61368. 12-22 56721. 0. 4657. 0. 61378. 2958. 1869. 56550. 12-23 52184. 0. 4380. 0. 56564. 2729. 1723. 52112. 12-24 48009. 0. 4120. 0. 52129. 2517. 1588. 48024. 12-25 44168. 0. 3875. 0. 48043. 2322. 1463. 44258. 12-26 40635. 0. 3645. 0. 44279. 2143. 1348. 40788. Sub-T 1321838. 0. 97467. 0. 1419306. 68115. 43238. 1307953. After 357167. 0. 37740. 0. 394907. 19260. 12021. 363626. Total 1679005. 0. 135207. 0. 1814212. 87375. 55259. 1671579. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7200. 0. 0. 0. 7200. 188954. 188954. 178660. 12-13 9600. 0. 0. 0. 9600. 160766. 349719. 139796. 12-14 9600. 0. 0. 0. 9600. 120847. 470566. 95431. 12-15 9600. 0. 0. 0. 9600. 99593. 570160. 71464. 12-16 9600. 0. 0. 0. 9600. 85926. 656086. 56037. 12-17 9600. 0. 0. 0. 9600. 76220. 732306. 45180. 12-18 9600. 0. 0. 0. 9600. 68868. 801174. 37107. 12-19 9600. 0. 0. 0. 9600. 62679. 863853. 30702. 12-20 9600. 0. 0. 0. 9600. 56999. 920852. 25382. 12-21 9600. 0. 0. 0. 9600. 51768. 972621. 20957. 12-22 9600. 0. 0. 0. 9600. 46950. 1019571. 17279. 12-23 9600. 0. 0. 0. 9600. 42512. 1062083. 14223. 12-24 9600. 0. 0. 0. 9600. 38424. 1100507. 11687. 12-25 9600. 0. 0. 0. 9600. 34658. 1135164. 9583. 12-26 9600. 0. 0. 0. 9600. 31188. 1166353. 7840. Sub-T 141600. 0. 0. 0. 141600. 1166353. 1166353. 761327. After 166400. 0. 0. 0. 166400. 197226. 1363579. 31054. Total 308000. 0. 0. 0. 308000. 1363579. 1363579. 792381. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH B #4H TABLE 142 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED PRODUCING ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0486526 0.0486526 0.0720000 96.83 0.00 5.01 10.0000 1016.493 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 846.843 20.0000 731.772 REMARKS PERFS: - COTULLA 25.0000 648.427 30.0000 585.073 35.0000 535.122 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 51.397 0.000 45. 2.386 0.000 3. 103.83 5.01 12-13 1. 29.005 0.000 40. 2.088 0.000 3. 103.83 5.01 12-14 1. 22.242 0.000 32. 1.601 0.000 2. 103.83 5.01 12-15 1. 18.615 0.000 27. 1.340 0.000 2. 103.83 5.01 12-16 1. 16.274 0.000 24. 1.172 0.000 2. 103.83 5.01 12-17 1. 14.605 0.000 22. 1.052 0.000 2. 103.83 5.01 12-18 1. 13.338 0.000 21. 0.960 0.000 1. 103.83 5.01 12-19 1. 12.268 0.000 19. 0.883 0.000 1. 103.83 5.01 12-20 1. 11.286 0.000 18. 0.813 0.000 1. 103.83 5.01 12-21 1. 10.383 0.000 17. 0.748 0.000 1. 103.83 5.01 12-22 1. 9.553 0.000 16. 0.688 0.000 1. 103.83 5.01 12-23 1. 8.789 0.000 15. 0.633 0.000 1. 103.83 5.01 12-24 1. 8.086 0.000 14. 0.582 0.000 1. 103.83 5.01 12-25 1. 7.439 0.000 13. 0.536 0.000 1. 103.83 5.01 12-26 1. 6.844 0.000 13. 0.493 0.000 1. 103.83 5.01 Sub-T 1. 240.123 0.000 337. 15.974 0.000 24. 103.83 5.01 After 1. 63.953 0.000 139. 4.605 0.000 10. 103.83 5.01 Total 1. 304.076 0.000 475. 20.578 0.000 34. 103.83 5.01 Cumulative 5.687 0.000 10. Ultimate 309.763 0.000 485. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 247689. 0. 16326. 0. 264015. 12618. 8045. 243352. 12-13 216833. 0. 14557. 0. 231390. 11066. 7050. 213273. 12-14 166276. 0. 11401. 0. 177677. 8504. 5414. 163759. 12-15 139164. 0. 9744. 0. 148908. 7132. 4537. 137238. 12-16 121657. 0. 8698. 0. 130356. 6249. 3971. 120136. 12-17 109186. 0. 7972. 0. 117158. 5620. 3569. 107968. 12-18 99713. 0. 7433. 0. 107146. 5144. 3264. 98738. 12-19 91711. 0. 6981. 0. 98692. 4742. 3006. 90944. 12-20 84374. 0. 6558. 0. 90932. 4373. 2770. 83789. 12-21 77624. 0. 6161. 0. 83785. 4033. 2552. 77200. 12-22 71415. 0. 5787. 0. 77202. 3719. 2351. 71131. 12-23 65701. 0. 5436. 0. 71138. 3430. 2167. 65541. 12-24 60445. 0. 5107. 0. 65552. 3164. 1996. 60392. 12-25 55610. 0. 4797. 0. 60407. 2918. 1840. 55650. 12-26 51161. 0. 4507. 0. 55667. 2691. 1695. 51281. Sub-T 1658559. 0. 121466. 0. 1780025. 85404. 54228. 1640394. After 478101. 0. 49950. 0. 528051. 25739. 16074. 486239. Total 2136660. 0. 171417. 0. 2308076. 111143. 70302. 2126632. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7200. 0. 0. 0. 7200. 236152. 236152. 223260. 12-13 9600. 0. 0. 0. 9600. 203674. 439826. 177094. 12-14 9600. 0. 0. 0. 9600. 154159. 593985. 121732. 12-15 9600. 0. 0. 0. 9600. 127638. 721623. 91585. 12-16 9600. 0. 0. 0. 9600. 110536. 832159. 72084. 12-17 9600. 0. 0. 0. 9600. 98368. 930527. 58307. 12-18 9600. 0. 0. 0. 9600. 89138. 1019665. 48027. 12-19 9600. 0. 0. 0. 9600. 81344. 1101009. 39843. 12-20 9600. 0. 0. 0. 9600. 74189. 1175198. 33036. 12-21 9600. 0. 0. 0. 9600. 67600. 1242799. 27365. 12-22 9600. 0. 0. 0. 9600. 61531. 1304330. 22644. 12-23 9600. 0. 0. 0. 9600. 55941. 1360271. 18716. 12-24 9600. 0. 0. 0. 9600. 50792. 1411063. 15448. 12-25 9600. 0. 0. 0. 9600. 46050. 1457113. 12733. 12-26 9600. 0. 0. 0. 9600. 41681. 1498794. 10477. Sub-T 141600. 0. 0. 0. 141600. 1498794. 1498794. 972352. After 192800. 0. 0. 0. 192800. 293438. 1792232. 44140. Total 334400. 0. 0. 0. 334400. 1792232. 1792232. 1016493. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 143 ZAZA ENERGY, LLC CENIZO RANCH PROSPECT AREA RESERVE TYPE DIMMIT CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 2152.941 FINAL 15.0000 1779.631 20.0000 1524.844 25.0000 1339.161 30.0000 1197.212 35.0000 1084.741 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 46.030 0.000 63. 3.314 0.000 5. 103.83 5.01 12-13 2. 78.362 0.000 108. 5.642 0.000 8. 103.83 5.01 12-14 2. 52.300 0.000 74. 3.766 0.000 5. 103.83 5.01 12-15 2. 41.646 0.000 60. 2.998 0.000 4. 103.83 5.01 12-16 2. 35.467 0.000 52. 2.554 0.000 4. 103.83 5.01 12-17 2. 31.320 0.000 47. 2.255 0.000 3. 103.83 5.01 12-18 2. 28.296 0.000 43. 2.037 0.000 3. 103.83 5.01 12-19 2. 25.938 0.000 41. 1.868 0.000 3. 103.83 5.01 12-20 2. 23.863 0.000 38. 1.718 0.000 3. 103.83 5.01 12-21 2. 21.954 0.000 36. 1.581 0.000 3. 103.83 5.01 12-22 2. 20.198 0.000 34. 1.454 0.000 2. 103.83 5.01 12-23 2. 18.582 0.000 32. 1.338 0.000 2. 103.83 5.01 12-24 2. 17.095 0.000 30. 1.231 0.000 2. 103.83 5.01 12-25 2. 15.728 0.000 28. 1.132 0.000 2. 103.83 5.01 12-26 2. 14.470 0.000 26. 1.042 0.000 2. 103.83 5.01 Sub-T 2. 471.248 0.000 710. 33.930 0.000 51. 103.83 5.01 After 2. 136.904 0.000 294. 9.857 0.000 21. 103.83 5.01 Total 2. 608.153 0.000 1005. 43.787 0.000 72. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 608.153 0.000 1005. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 344108. 0. 22592. 0. 366700. 17523. 11174. 338003. 12-13 585819. 0. 38970. 0. 624789. 29870. 19037. 575882. 12-14 390980. 0. 26568. 0. 417548. 19978. 12722. 384848. 12-15 311334. 0. 21603. 0. 332937. 15942. 10144. 306851. 12-16 265143. 0. 18785. 0. 283928. 13605. 8650. 261672. 12-17 234140. 0. 16937. 0. 251077. 12041. 7649. 231387. 12-18 211531. 0. 15623. 0. 227154. 10902. 6920. 209332. 12-19 193909. 0. 14622. 0. 208531. 10016. 6352. 192162. 12-20 178395. 0. 13734. 0. 192129. 9236. 5853. 177041. 12-21 164123. 0. 12901. 0. 177024. 8517. 5392. 163115. 12-22 150993. 0. 12118. 0. 163111. 7855. 4968. 150288. 12-23 138914. 0. 11382. 0. 150296. 7244. 4578. 138475. 12-24 127801. 0. 10691. 0. 138492. 6681. 4218. 127593. 12-25 117577. 0. 10042. 0. 127619. 6162. 3887. 117570. 12-26 108171. 0. 9432. 0. 117603. 5683. 3581. 108338. Sub-T 3522938. 0. 256001. 0. 3778939. 181255. 115126. 3482558. After 1023464. 0. 106150. 0. 1129614. 55041. 34386. 1040187. Total 4546402. 0. 362151. 0. 4908553. 236296. 149512. 4522745. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 6400. 0. 0. 0. 6400. 331603. 331603. 306703. 12-13 19200. 0. 0. 0. 19200. 556681. 888285. 484959. 12-14 19200. 0. 0. 0. 19200. 365648. 1253933. 288897. 12-15 19200. 0. 0. 0. 19200. 287651. 1541584. 206455. 12-16 19200. 0. 0. 0. 19200. 242472. 1784056. 158149. 12-17 19200. 0. 0. 0. 19200. 212187. 1996244. 125786. 12-18 19200. 0. 0. 0. 19200. 190132. 2186376. 102449. 12-19 19200. 0. 0. 0. 19200. 172962. 2359338. 84719. 12-20 19200. 0. 0. 0. 19200. 157841. 2517178. 70284. 12-21 19200. 0. 0. 0. 19200. 143915. 2661093. 58258. 12-22 19200. 0. 0. 0. 19200. 131088. 2792181. 48242. 12-23 19200. 0. 0. 0. 19200. 119275. 2911456. 39904. 12-24 19200. 0. 0. 0. 19200. 108393. 3019849. 32968. 12-25 19200. 0. 0. 0. 19200. 98370. 3118220. 27200. 12-26 19200. 0. 0. 0. 19200. 89138. 3207358. 22406. Sub-T 275200. 0. 0. 0. 275200. 3207358. 3207358. 2057381. After 398400. 0. 0. 0. 398400. 641787. 3849145. 95560. Total 673600. 0. 0. 0. 673600. 3849145. 3849145. 2152941. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH C #5H TABLE 144 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1076.470 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 889.816 20.0000 762.422 REMARKS PERFS: - COTULLA 25.0000 669.580 30.0000 598.606 35.0000 542.371 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 23.015 0.000 31. 1.657 0.000 2. 103.83 5.01 12-13 1. 39.181 0.000 54. 2.821 0.000 4. 103.83 5.01 12-14 1. 26.150 0.000 37. 1.883 0.000 3. 103.83 5.01 12-15 1. 20.823 0.000 30. 1.499 0.000 2. 103.83 5.01 12-16 1. 17.734 0.000 26. 1.277 0.000 2. 103.83 5.01 12-17 1. 15.660 0.000 23. 1.128 0.000 2. 103.83 5.01 12-18 1. 14.148 0.000 22. 1.019 0.000 2. 103.83 5.01 12-19 1. 12.969 0.000 20. 0.934 0.000 1. 103.83 5.01 12-20 1. 11.932 0.000 19. 0.859 0.000 1. 103.83 5.01 12-21 1. 10.977 0.000 18. 0.790 0.000 1. 103.83 5.01 12-22 1. 10.099 0.000 17. 0.727 0.000 1. 103.83 5.01 12-23 1. 9.291 0.000 16. 0.669 0.000 1. 103.83 5.01 12-24 1. 8.548 0.000 15. 0.615 0.000 1. 103.83 5.01 12-25 1. 7.864 0.000 14. 0.566 0.000 1. 103.83 5.01 12-26 1. 7.235 0.000 13. 0.521 0.000 1. 103.83 5.01 Sub-T 1. 235.624 0.000 355. 16.965 0.000 26. 103.83 5.01 After 1. 68.452 0.000 147. 4.929 0.000 11. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 172054. 0. 11296. 0. 183350. 8762. 5587. 169002. 12-13 292909. 0. 19485. 0. 312395. 14935. 9519. 287941. 12-14 195490. 0. 13284. 0. 208774. 9989. 6361. 192424. 12-15 155667. 0. 10801. 0. 166468. 7971. 5072. 153426. 12-16 132572. 0. 9393. 0. 141964. 6803. 4325. 130836. 12-17 117070. 0. 8469. 0. 125539. 6020. 3825. 115694. 12-18 105765. 0. 7812. 0. 113577. 5451. 3460. 104666. 12-19 96955. 0. 7311. 0. 104266. 5008. 3176. 96081. 12-20 89197. 0. 6867. 0. 96065. 4618. 2926. 88520. 12-21 82062. 0. 6450. 0. 88512. 4259. 2696. 81557. 12-22 75497. 0. 6059. 0. 81555. 3927. 2484. 75144. 12-23 69457. 0. 5691. 0. 75148. 3622. 2289. 69237. 12-24 63900. 0. 5345. 0. 69246. 3340. 2109. 63797. 12-25 58788. 0. 5021. 0. 63809. 3081. 1943. 58785. 12-26 54085. 0. 4716. 0. 58801. 2842. 1791. 54169. Sub-T 1761469. 0. 128001. 0. 1889470. 90628. 57563. 1741279. After 511732. 0. 53075. 0. 564807. 27520. 17193. 520094. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261372. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3200. 0. 0. 0. 3200. 165802. 165802. 153351. 12-13 9600. 0. 0. 0. 9600. 278341. 444142. 242480. 12-14 9600. 0. 0. 0. 9600. 182824. 626966. 144448. 12-15 9600. 0. 0. 0. 9600. 143826. 770792. 103228. 12-16 9600. 0. 0. 0. 9600. 121236. 892028. 79075. 12-17 9600. 0. 0. 0. 9600. 106094. 998122. 62893. 12-18 9600. 0. 0. 0. 9600. 95066. 1093188. 51225. 12-19 9600. 0. 0. 0. 9600. 86481. 1179669. 42360. 12-20 9600. 0. 0. 0. 9600. 78920. 1258589. 35142. 12-21 9600. 0. 0. 0. 9600. 71957. 1330546. 29129. 12-22 9600. 0. 0. 0. 9600. 65544. 1396091. 24121. 12-23 9600. 0. 0. 0. 9600. 59637. 1455728. 19952. 12-24 9600. 0. 0. 0. 9600. 54197. 1509924. 16484. 12-25 9600. 0. 0. 0. 9600. 49185. 1559110. 13600. 12-26 9600. 0. 0. 0. 9600. 44569. 1603679. 11203. Sub-T 137600. 0. 0. 0. 137600. 1603679. 1603679. 1028690. After 199200. 0. 0. 0. 199200. 320894. 1924572. 47780. Total 336800. 0. 0. 0. 336800. 1924572. 1924572. 1076471. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH E #10H TABLE 145 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1076.470 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 889.816 20.0000 762.422 REMARKS PERFS: - COTULLA 25.0000 669.580 30.0000 598.606 35.0000 542.371 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 23.015 0.000 31. 1.657 0.000 2. 103.83 5.01 12-13 1. 39.181 0.000 54. 2.821 0.000 4. 103.83 5.01 12-14 1. 26.150 0.000 37. 1.883 0.000 3. 103.83 5.01 12-15 1. 20.823 0.000 30. 1.499 0.000 2. 103.83 5.01 12-16 1. 17.734 0.000 26. 1.277 0.000 2. 103.83 5.01 12-17 1. 15.660 0.000 23. 1.128 0.000 2. 103.83 5.01 12-18 1. 14.148 0.000 22. 1.019 0.000 2. 103.83 5.01 12-19 1. 12.969 0.000 20. 0.934 0.000 1. 103.83 5.01 12-20 1. 11.932 0.000 19. 0.859 0.000 1. 103.83 5.01 12-21 1. 10.977 0.000 18. 0.790 0.000 1. 103.83 5.01 12-22 1. 10.099 0.000 17. 0.727 0.000 1. 103.83 5.01 12-23 1. 9.291 0.000 16. 0.669 0.000 1. 103.83 5.01 12-24 1. 8.548 0.000 15. 0.615 0.000 1. 103.83 5.01 12-25 1. 7.864 0.000 14. 0.566 0.000 1. 103.83 5.01 12-26 1. 7.235 0.000 13. 0.521 0.000 1. 103.83 5.01 Sub-T 1. 235.624 0.000 355. 16.965 0.000 26. 103.83 5.01 After 1. 68.452 0.000 147. 4.929 0.000 11. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 172054. 0. 11296. 0. 183350. 8762. 5587. 169002. 12-13 292909. 0. 19485. 0. 312395. 14935. 9519. 287941. 12-14 195490. 0. 13284. 0. 208774. 9989. 6361. 192424. 12-15 155667. 0. 10801. 0. 166468. 7971. 5072. 153426. 12-16 132572. 0. 9393. 0. 141964. 6803. 4325. 130836. 12-17 117070. 0. 8469. 0. 125539. 6020. 3825. 115694. 12-18 105765. 0. 7812. 0. 113577. 5451. 3460. 104666. 12-19 96955. 0. 7311. 0. 104266. 5008. 3176. 96081. 12-20 89197. 0. 6867. 0. 96065. 4618. 2926. 88520. 12-21 82062. 0. 6450. 0. 88512. 4259. 2696. 81557. 12-22 75497. 0. 6059. 0. 81555. 3927. 2484. 75144. 12-23 69457. 0. 5691. 0. 75148. 3622. 2289. 69237. 12-24 63900. 0. 5345. 0. 69246. 3340. 2109. 63797. 12-25 58788. 0. 5021. 0. 63809. 3081. 1943. 58785. 12-26 54085. 0. 4716. 0. 58801. 2842. 1791. 54169. Sub-T 1761469. 0. 128001. 0. 1889470. 90628. 57563. 1741279. After 511732. 0. 53075. 0. 564807. 27520. 17193. 520094. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261372. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3200. 0. 0. 0. 3200. 165802. 165802. 153351. 12-13 9600. 0. 0. 0. 9600. 278341. 444142. 242480. 12-14 9600. 0. 0. 0. 9600. 182824. 626966. 144448. 12-15 9600. 0. 0. 0. 9600. 143826. 770792. 103228. 12-16 9600. 0. 0. 0. 9600. 121236. 892028. 79075. 12-17 9600. 0. 0. 0. 9600. 106094. 998122. 62893. 12-18 9600. 0. 0. 0. 9600. 95066. 1093188. 51225. 12-19 9600. 0. 0. 0. 9600. 86481. 1179669. 42360. 12-20 9600. 0. 0. 0. 9600. 78920. 1258589. 35142. 12-21 9600. 0. 0. 0. 9600. 71957. 1330546. 29129. 12-22 9600. 0. 0. 0. 9600. 65544. 1396091. 24121. 12-23 9600. 0. 0. 0. 9600. 59637. 1455728. 19952. 12-24 9600. 0. 0. 0. 9600. 54197. 1509924. 16484. 12-25 9600. 0. 0. 0. 9600. 49185. 1559110. 13600. 12-26 9600. 0. 0. 0. 9600. 44569. 1603679. 11203. Sub-T 137600. 0. 0. 0. 137600. 1603679. 1603679. 1028690. After 199200. 0. 0. 0. 199200. 320894. 1924572. 47780. Total 336800. 0. 0. 0. 336800. 1924572. 1924572. 1076471. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROPABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 146 ZAZA ENERGY, LLC CENIZO RANCH PROSPECT AREA RESERVE TYPE DIMMIT CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 7885.852 FINAL 15.0000 5880.899 20.0000 4572.602 25.0000 3661.605 30.0000 2996.350 35.0000 2492.713 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 35.196 0.000 48. 2.534 0.000 3. 103.83 5.01 12-13 3. 137.839 0.000 189. 9.924 0.000 14. 103.83 5.01 12-14 5. 197.105 0.000 273. 14.192 0.000 20. 103.83 5.01 12-15 7. 238.995 0.000 333. 17.208 0.000 24. 103.83 5.01 12-16 10. 288.762 0.000 405. 20.791 0.000 29. 103.83 5.01 12-17 10. 214.885 0.000 309. 15.472 0.000 22. 103.83 5.01 12-18 10. 178.772 0.000 263. 12.872 0.000 19. 103.83 5.01 12-19 10. 156.548 0.000 235. 11.271 0.000 17. 103.83 5.01 12-20 10. 140.704 0.000 216. 10.131 0.000 16. 103.83 5.01 12-21 10. 128.236 0.000 201. 9.233 0.000 14. 103.83 5.01 12-22 10. 117.706 0.000 188. 8.475 0.000 14. 103.83 5.01 12-23 10. 108.279 0.000 177. 7.796 0.000 13. 103.83 5.01 12-24 10. 99.617 0.000 166. 7.172 0.000 12. 103.83 5.01 12-25 10. 91.648 0.000 156. 6.599 0.000 11. 103.83 5.01 12-26 10. 84.316 0.000 147. 6.071 0.000 11. 103.83 5.01 Sub-T 8. 2218.606 0.000 3306. 159.740 0.000 238. 103.83 5.01 After 9. 822.156 0.000 1717. 59.195 0.000 124. 103.83 5.01 Total 9. 3040.762 0.000 5023. 218.935 0.000 362. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 3040.762 0.000 5023. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 263119. 0. 17312. 0. 280431. 13402. 8545. 258484. 12-13 1030450. 0. 68100. 0. 1098550. 52508. 33473. 1012568. 12-14 1473510. 0. 98257. 0. 1571767. 75151. 47892. 1448724. 12-15 1786668. 0. 120073. 0. 1906741. 91192. 58098. 1757452. 12-16 2158715. 0. 146130. 0. 2304844. 110261. 70227. 2124357. 12-17 1606428. 0. 111374. 0. 1717802. 82249. 52338. 1583216. 12-18 1336453. 0. 94760. 0. 1431213. 68584. 43604. 1319025. 12-19 1170313. 0. 84797. 0. 1255110. 60194. 38237. 1156679. 12-20 1051871. 0. 77855. 0. 1129726. 54225. 34416. 1041084. 12-21 958659. 0. 72463. 0. 1031122. 49533. 31411. 950178. 12-22 879940. 0. 67912. 0. 947852. 45571. 28873. 873408. 12-23 809470. 0. 63784. 0. 873254. 42019. 26600. 804635. 12-24 744713. 0. 59912. 0. 804624. 38750. 24508. 741366. 12-25 685136. 0. 56275. 0. 741410. 35737. 22582. 683092. 12-26 630325. 0. 52858. 0. 683183. 32959. 20807. 629417. Sub-T 16585769. 0. 1191861. -1. 17777630. 852335. 541609. 16383685. After 6146242. 0. 618893. 0. 6765138. 329144. 205952. 6230042. Total 22732012. 0. 1810754. -1. 24542768. 1181479. 747561. 22613726. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5600. 750000. 0. 0. 755600. -497116. -497116. -489350. 12-13 26400. 0. 0. 0. 26400. 986168. 489053. 847237. 12-14 49600. 0. 0. 0. 49600. 1399124. 1888177. 1100880. 12-15 69600. 0. 0. 0. 69600. 1687851. 3576028. 1206151. 12-16 94400. 800000. 0. 0. 894400. 1229957. 4805986. 787814. 12-17 96000. 0. 0. 0. 96000. 1487216. 6293201. 882447. 12-18 96000. 0. 0. 0. 96000. 1223025. 7516226. 659324. 12-19 96000. 0. 0. 0. 96000. 1060679. 8576905. 519676. 12-20 96000. 0. 0. 0. 96000. 945084. 9521989. 420882. 12-21 96000. 0. 0. 0. 96000. 854178. 10376167. 345789. 12-22 96000. 0. 0. 0. 96000. 777408. 11153575. 286092. 12-23 96000. 0. 0. 0. 96000. 708635. 11862210. 237076. 12-24 96000. 0. 0. 0. 96000. 645366. 12507576. 196283. 12-25 96000. 0. 0. 0. 96000. 587092. 13094668. 162328. 12-26 96000. 0. 0. 0. 96000. 533417. 13628085. 134081. Sub-T 1205600. 1550000. 0. 0. 2755600. 13628085. 13628085. 7296710. After 2162400. 0. 0. 0. 2162400. 4067640. 17695728. 589141. Total 3368000. 1550000. 0. 0. 4918000. 17695726. 17695728. 7885851. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH C #6H TABLE 147 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 375.881 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 205.595 20.0000 92.201 REMARKS PERFS: - COTULLA 25.0000 11.756 30.0000 -48.010 35.0000 -93.976 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 35.196 0.000 48. 2.534 0.000 3. 103.83 5.01 12-13 1. 34.264 0.000 48. 2.467 0.000 3. 103.83 5.01 12-14 1. 24.469 0.000 35. 1.762 0.000 2. 103.83 5.01 12-15 1. 19.912 0.000 29. 1.434 0.000 2. 103.83 5.01 12-16 1. 17.144 0.000 25. 1.234 0.000 2. 103.83 5.01 12-17 1. 15.240 0.000 23. 1.097 0.000 2. 103.83 5.01 12-18 1. 13.830 0.000 21. 0.996 0.000 2. 103.83 5.01 12-19 1. 12.702 0.000 20. 0.915 0.000 1. 103.83 5.01 12-20 1. 11.685 0.000 19. 0.841 0.000 1. 103.83 5.01 12-21 1. 10.751 0.000 18. 0.774 0.000 1. 103.83 5.01 12-22 1. 9.891 0.000 17. 0.712 0.000 1. 103.83 5.01 12-23 1. 9.099 0.000 16. 0.655 0.000 1. 103.83 5.01 12-24 1. 8.371 0.000 15. 0.603 0.000 1. 103.83 5.01 12-25 1. 7.702 0.000 14. 0.555 0.000 1. 103.83 5.01 12-26 1. 7.086 0.000 13. 0.510 0.000 1. 103.83 5.01 Sub-T 1. 237.340 0.000 358. 17.089 0.000 26. 103.83 5.01 After 1. 66.736 0.000 144. 4.805 0.000 10. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 263119. 0. 17312. 0. 280431. 13402. 8545. 258484. 12-13 256147. 0. 17132. 0. 273279. 13068. 8327. 251885. 12-14 182921. 0. 12495. 0. 195417. 9352. 5954. 180111. 12-15 148857. 0. 10383. 0. 159240. 7626. 4852. 146762. 12-16 128166. 0. 9128. 0. 137294. 6580. 4183. 126531. 12-17 113931. 0. 8285. 0. 122216. 5862. 3723. 112630. 12-18 103388. 0. 7676. 0. 111064. 5332. 3383. 102349. 12-19 94954. 0. 7197. 0. 102151. 4908. 3112. 94132. 12-20 87357. 0. 6761. 0. 94118. 4525. 2867. 86725. 12-21 80369. 0. 6350. 0. 86719. 4173. 2641. 79904. 12-22 73939. 0. 5965. 0. 79904. 3849. 2434. 73622. 12-23 68024. 0. 5603. 0. 73627. 3549. 2242. 67835. 12-24 62582. 0. 5262. 0. 67845. 3273. 2066. 62505. 12-25 57576. 0. 4943. 0. 62519. 3019. 1904. 57595. 12-26 52970. 0. 4643. 0. 57612. 2785. 1754. 53073. Sub-T 1774300. 0. 129134. 0. 1903434. 91303. 57988. 1754143. After 498901. 0. 51941. 0. 550842. 26845. 16768. 507229. Total 2273202. 0. 181075. 0. 2454276. 118148. 74756. 2261372. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5600. 750000. 0. 0. 755600. -497116. -497116. -489350. 12-13 9600. 0. 0. 0. 9600. 242285. -254831. 210863. 12-14 9600. 0. 0. 0. 9600. 170511. -84320. 134686. 12-15 9600. 0. 0. 0. 9600. 137162. 52842. 98434. 12-16 9600. 0. 0. 0. 9600. 116931. 169773. 76261. 12-17 9600. 0. 0. 0. 9600. 103030. 272803. 61074. 12-18 9600. 0. 0. 0. 9600. 92749. 365552. 49975. 12-19 9600. 0. 0. 0. 9600. 84532. 450084. 41405. 12-20 9600. 0. 0. 0. 9600. 77125. 527209. 34343. 12-21 9600. 0. 0. 0. 9600. 70304. 597513. 28460. 12-22 9600. 0. 0. 0. 9600. 64022. 661535. 23561. 12-23 9600. 0. 0. 0. 9600. 58235. 719770. 19483. 12-24 9600. 0. 0. 0. 9600. 52905. 772675. 16091. 12-25 9600. 0. 0. 0. 9600. 47995. 820670. 13271. 12-26 9600. 0. 0. 0. 9600. 43473. 864143. 10928. Sub-T 140000. 750000. 0. 0. 890000. 864143. 864143. 329484. After 196800. 0. 0. 0. 196800. 310429. 1174572. 46397. Total 336800. 750000. 0. 0. 1086800. 1174572. 1174572. 375881. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH D #7H TABLE 148 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1026.374 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 829.757 20.0000 695.993 REMARKS PERFS: - COTULLA 25.0000 598.890 30.0000 525.012 35.0000 466.798 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 45.364 0.000 62. 3.266 0.000 4. 103.83 5.01 12-14 1. 30.813 0.000 43. 2.219 0.000 3. 103.83 5.01 12-15 1. 23.062 0.000 33. 1.660 0.000 2. 103.83 5.01 12-16 1. 19.105 0.000 28. 1.376 0.000 2. 103.83 5.01 12-17 1. 16.607 0.000 25. 1.196 0.000 2. 103.83 5.01 12-18 1. 14.850 0.000 23. 1.069 0.000 2. 103.83 5.01 12-19 1. 13.530 0.000 21. 0.974 0.000 2. 103.83 5.01 12-20 1. 12.440 0.000 20. 0.896 0.000 1. 103.83 5.01 12-21 1. 11.444 0.000 18. 0.824 0.000 1. 103.83 5.01 12-22 1. 10.529 0.000 17. 0.758 0.000 1. 103.83 5.01 12-23 1. 9.686 0.000 16. 0.697 0.000 1. 103.83 5.01 12-24 1. 8.912 0.000 15. 0.642 0.000 1. 103.83 5.01 12-25 1. 8.199 0.000 14. 0.590 0.000 1. 103.83 5.01 12-26 1. 7.543 0.000 13. 0.543 0.000 1. 103.83 5.01 Sub-T 1. 232.082 0.000 349. 16.710 0.000 25. 103.83 5.01 After 1. 71.994 0.000 154. 5.184 0.000 11. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 339129. 0. 22360. 0. 361489. 17277. 11015. 333197. 12-14 230348. 0. 15489. 0. 245837. 11758. 7491. 226589. 12-15 172404. 0. 11839. 0. 184242. 8818. 5614. 169810. 12-16 142823. 0. 10014. 0. 152837. 7321. 4657. 140860. 12-17 124148. 0. 8888. 0. 133036. 6377. 4053. 122605. 12-18 111017. 0. 8115. 0. 119132. 5715. 3629. 109787. 12-19 101146. 0. 7548. 0. 108695. 5219. 3311. 100165. 12-20 92995. 0. 7086. 0. 100080. 4809. 3049. 92223. 12-21 85555. 0. 6656. 0. 92211. 4435. 2809. 84967. 12-22 78711. 0. 6251. 0. 84962. 4090. 2588. 78285. 12-23 72414. 0. 5872. 0. 78286. 3771. 2384. 72130. 12-24 66621. 0. 5516. 0. 72136. 3478. 2197. 66461. 12-25 61291. 0. 5181. 0. 66472. 3208. 2024. 61239. 12-26 56388. 0. 4866. 0. 61254. 2959. 1865. 56430. Sub-T 1734990. 0. 125679. 0. 1860669. 89235. 56686. 1714748. After 538211. 0. 55396. 0. 593607. 28912. 18070. 546624. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261373. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 8000. 0. 0. 0. 8000. 325197. 325197. 281330. 12-14 9600. 0. 0. 0. 9600. 216989. 542186. 171572. 12-15 9600. 0. 0. 0. 9600. 160210. 702396. 115022. 12-16 9600. 0. 0. 0. 9600. 131260. 833656. 85626. 12-17 9600. 0. 0. 0. 9600. 113005. 946661. 66997. 12-18 9600. 0. 0. 0. 9600. 100187. 1046848. 53988. 12-19 9600. 0. 0. 0. 9600. 90565. 1137413. 44361. 12-20 9600. 0. 0. 0. 9600. 82623. 1220036. 36791. 12-21 9600. 0. 0. 0. 9600. 75367. 1295403. 30509. 12-22 9600. 0. 0. 0. 9600. 68685. 1364088. 25277. 12-23 9600. 0. 0. 0. 9600. 62530. 1426618. 20920. 12-24 9600. 0. 0. 0. 9600. 56861. 1483479. 17294. 12-25 9600. 0. 0. 0. 9600. 51639. 1535118. 14278. 12-26 9600. 0. 0. 0. 9600. 46830. 1581948. 11771. Sub-T 132800. 0. 0. 0. 132800. 1581948. 1581948. 975736. After 204000. 0. 0. 0. 204000. 342625. 1924573. 50638. Total 336800. 0. 0. 0. 336800. 1924572. 1924573. 1026374. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH D #8H TABLE 149 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1002.207 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 801.266 20.0000 664.981 REMARKS PERFS: - COTULLA 25.0000 566.395 30.0000 491.681 35.0000 433.058 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 35.196 0.000 48. 2.534 0.000 3. 103.83 5.01 12-14 1. 34.264 0.000 48. 2.467 0.000 3. 103.83 5.01 12-15 1. 24.469 0.000 35. 1.762 0.000 2. 103.83 5.01 12-16 1. 19.912 0.000 29. 1.434 0.000 2. 103.83 5.01 12-17 1. 17.144 0.000 25. 1.234 0.000 2. 103.83 5.01 12-18 1. 15.240 0.000 23. 1.097 0.000 2. 103.83 5.01 12-19 1. 13.830 0.000 21. 0.996 0.000 2. 103.83 5.01 12-20 1. 12.702 0.000 20. 0.915 0.000 1. 103.83 5.01 12-21 1. 11.685 0.000 19. 0.841 0.000 1. 103.83 5.01 12-22 1. 10.751 0.000 18. 0.774 0.000 1. 103.83 5.01 12-23 1. 9.891 0.000 17. 0.712 0.000 1. 103.83 5.01 12-24 1. 9.099 0.000 16. 0.655 0.000 1. 103.83 5.01 12-25 1. 8.371 0.000 15. 0.603 0.000 1. 103.83 5.01 12-26 1. 7.702 0.000 14. 0.555 0.000 1. 103.83 5.01 Sub-T 1. 230.255 0.000 345. 16.578 0.000 25. 103.83 5.01 After 1. 73.821 0.000 157. 5.315 0.000 11. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 263119. 0. 17312. 0. 280431. 13402. 8545. 258484. 12-14 256147. 0. 17132. 0. 273279. 13068. 8327. 251885. 12-15 182921. 0. 12495. 0. 195417. 9352. 5954. 180111. 12-16 148857. 0. 10383. 0. 159240. 7626. 4852. 146762. 12-17 128166. 0. 9128. 0. 137294. 6580. 4183. 126531. 12-18 113931. 0. 8285. 0. 122216. 5862. 3723. 112630. 12-19 103388. 0. 7676. 0. 111064. 5332. 3383. 102349. 12-20 94954. 0. 7197. 0. 102151. 4908. 3112. 94132. 12-21 87357. 0. 6761. 0. 94118. 4525. 2867. 86725. 12-22 80369. 0. 6350. 0. 86719. 4173. 2641. 79904. 12-23 73939. 0. 5965. 0. 79904. 3849. 2434. 73622. 12-24 68024. 0. 5603. 0. 73627. 3549. 2242. 67835. 12-25 62582. 0. 5262. 0. 67845. 3273. 2066. 62505. 12-26 57576. 0. 4943. 0. 62519. 3019. 1904. 57595. Sub-T 1721331. 0. 124491. 0. 1845822. 88518. 56234. 1701070. After 551870. 0. 56584. 0. 608455. 29630. 18522. 560302. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261372. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5600. 0. 0. 0. 5600. 252884. 252884. 215633. 12-14 9600. 0. 0. 0. 9600. 242285. 495169. 191694. 12-15 9600. 0. 0. 0. 9600. 170511. 665680. 122442. 12-16 9600. 0. 0. 0. 9600. 137162. 802842. 89485. 12-17 9600. 0. 0. 0. 9600. 116931. 919773. 69328. 12-18 9600. 0. 0. 0. 9600. 103030. 1022803. 55522. 12-19 9600. 0. 0. 0. 9600. 92749. 1115552. 45431. 12-20 9600. 0. 0. 0. 9600. 84532. 1200084. 37641. 12-21 9600. 0. 0. 0. 9600. 77125. 1277209. 31221. 12-22 9600. 0. 0. 0. 9600. 70304. 1347514. 25873. 12-23 9600. 0. 0. 0. 9600. 64022. 1411535. 21419. 12-24 9600. 0. 0. 0. 9600. 58235. 1469770. 17712. 12-25 9600. 0. 0. 0. 9600. 52905. 1522675. 14628. 12-26 9600. 0. 0. 0. 9600. 47995. 1570670. 12064. Sub-T 130400. 0. 0. 0. 130400. 1570670. 1570670. 950094. After 206400. 0. 0. 0. 206400. 353902. 1924572. 52114. Total 336800. 0. 0. 0. 336800. 1924573. 1924572. 1002207. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH D #9H TABLE 150 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 978.609 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 773.753 20.0000 635.352 REMARKS PERFS: - COTULLA 25.0000 535.664 30.0000 460.466 35.0000 401.756 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 23.015 0.000 31. 1.657 0.000 2. 103.83 5.01 12-14 1. 39.181 0.000 54. 2.821 0.000 4. 103.83 5.01 12-15 1. 26.150 0.000 37. 1.883 0.000 3. 103.83 5.01 12-16 1. 20.823 0.000 30. 1.499 0.000 2. 103.83 5.01 12-17 1. 17.734 0.000 26. 1.277 0.000 2. 103.83 5.01 12-18 1. 15.660 0.000 23. 1.128 0.000 2. 103.83 5.01 12-19 1. 14.148 0.000 22. 1.019 0.000 2. 103.83 5.01 12-20 1. 12.969 0.000 20. 0.934 0.000 1. 103.83 5.01 12-21 1. 11.932 0.000 19. 0.859 0.000 1. 103.83 5.01 12-22 1. 10.977 0.000 18. 0.790 0.000 1. 103.83 5.01 12-23 1. 10.099 0.000 17. 0.727 0.000 1. 103.83 5.01 12-24 1. 9.291 0.000 16. 0.669 0.000 1. 103.83 5.01 12-25 1. 8.548 0.000 15. 0.615 0.000 1. 103.83 5.01 12-26 1. 7.864 0.000 14. 0.566 0.000 1. 103.83 5.01 Sub-T 1. 228.389 0.000 342. 16.444 0.000 25. 103.83 5.01 After 1. 75.687 0.000 160. 5.449 0.000 12. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 172054. 0. 11296. 0. 183350. 8762. 5587. 169002. 12-14 292909. 0. 19485. 0. 312395. 14935. 9519. 287941. 12-15 195490. 0. 13284. 0. 208774. 9989. 6361. 192424. 12-16 155667. 0. 10801. 0. 166468. 7971. 5072. 153426. 12-17 132572. 0. 9393. 0. 141964. 6803. 4325. 130836. 12-18 117070. 0. 8469. 0. 125539. 6020. 3825. 115694. 12-19 105765. 0. 7812. 0. 113577. 5451. 3460. 104666. 12-20 96955. 0. 7311. 0. 104266. 5008. 3176. 96081. 12-21 89197. 0. 6867. 0. 96065. 4618. 2926. 88520. 12-22 82062. 0. 6450. 0. 88512. 4259. 2696. 81557. 12-23 75497. 0. 6059. 0. 81555. 3927. 2484. 75144. 12-24 69457. 0. 5691. 0. 75148. 3622. 2289. 69237. 12-25 63900. 0. 5345. 0. 69246. 3340. 2109. 63797. 12-26 58788. 0. 5021. 0. 63809. 3081. 1943. 58785. Sub-T 1707384. 0. 123284. 0. 1830668. 87786. 55772. 1687110. After 565817. 0. 57791. 0. 623608. 30362. 18984. 574263. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261372. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 3200. 0. 0. 0. 3200. 165802. 165802. 139410. 12-14 9600. 0. 0. 0. 9600. 278341. 444142. 220436. 12-15 9600. 0. 0. 0. 9600. 182824. 626966. 131317. 12-16 9600. 0. 0. 0. 9600. 143826. 770792. 93843. 12-17 9600. 0. 0. 0. 9600. 121236. 892028. 71886. 12-18 9600. 0. 0. 0. 9600. 106094. 998122. 57176. 12-19 9600. 0. 0. 0. 9600. 95066. 1093188. 46568. 12-20 9600. 0. 0. 0. 9600. 86481. 1179669. 38509. 12-21 9600. 0. 0. 0. 9600. 78920. 1258589. 31947. 12-22 9600. 0. 0. 0. 9600. 71957. 1330546. 26481. 12-23 9600. 0. 0. 0. 9600. 65544. 1396091. 21928. 12-24 9600. 0. 0. 0. 9600. 59637. 1455728. 18138. 12-25 9600. 0. 0. 0. 9600. 54197. 1509924. 14985. 12-26 9600. 0. 0. 0. 9600. 49185. 1559110. 12363. Sub-T 128000. 0. 0. 0. 128000. 1559110. 1559110. 924988. After 208800. 0. 0. 0. 208800. 365463. 1924572. 53621. Total 336800. 0. 0. 0. 336800. 1924572. 1924572. 978610. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH E #11H TABLE 151 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 933.068 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 721.528 20.0000 579.994 REMARKS PERFS: - COTULLA 25.0000 479.112 30.0000 403.855 35.0000 345.776 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 45.364 0.000 62. 3.266 0.000 4. 103.83 5.01 12-15 1. 30.813 0.000 43. 2.219 0.000 3. 103.83 5.01 12-16 1. 23.062 0.000 33. 1.660 0.000 2. 103.83 5.01 12-17 1. 19.105 0.000 28. 1.376 0.000 2. 103.83 5.01 12-18 1. 16.607 0.000 25. 1.196 0.000 2. 103.83 5.01 12-19 1. 14.850 0.000 23. 1.069 0.000 2. 103.83 5.01 12-20 1. 13.530 0.000 21. 0.974 0.000 2. 103.83 5.01 12-21 1. 12.440 0.000 20. 0.896 0.000 1. 103.83 5.01 12-22 1. 11.444 0.000 18. 0.824 0.000 1. 103.83 5.01 12-23 1. 10.529 0.000 17. 0.758 0.000 1. 103.83 5.01 12-24 1. 9.686 0.000 16. 0.697 0.000 1. 103.83 5.01 12-25 1. 8.912 0.000 15. 0.642 0.000 1. 103.83 5.01 12-26 1. 8.199 0.000 14. 0.590 0.000 1. 103.83 5.01 Sub-T 1. 224.539 0.000 335. 16.167 0.000 24. 103.83 5.01 After 1. 79.537 0.000 167. 5.727 0.000 12. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 339129. 0. 22360. 0. 361489. 17277. 11015. 333197. 12-15 230348. 0. 15489. 0. 245837. 11758. 7491. 226589. 12-16 172404. 0. 11839. 0. 184242. 8818. 5614. 169810. 12-17 142823. 0. 10014. 0. 152837. 7321. 4657. 140860. 12-18 124148. 0. 8888. 0. 133036. 6377. 4053. 122605. 12-19 111017. 0. 8115. 0. 119132. 5715. 3629. 109787. 12-20 101146. 0. 7548. 0. 108695. 5219. 3311. 100165. 12-21 92995. 0. 7086. 0. 100080. 4809. 3049. 92223. 12-22 85555. 0. 6656. 0. 92211. 4435. 2809. 84967. 12-23 78711. 0. 6251. 0. 84962. 4090. 2588. 78285. 12-24 72414. 0. 5872. 0. 78286. 3771. 2384. 72130. 12-25 66621. 0. 5516. 0. 72136. 3478. 2197. 66461. 12-26 61291. 0. 5181. 0. 66472. 3208. 2024. 61239. Sub-T 1678602. 0. 120813. 0. 1799415. 86277. 54820. 1658318. After 594599. 0. 60262. 0. 654861. 31871. 19936. 603054. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261373. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 8000. 0. 0. 0. 8000. 325197. 325197. 255755. 12-15 9600. 0. 0. 0. 9600. 216989. 542186. 155975. 12-16 9600. 0. 0. 0. 9600. 160210. 702396. 104565. 12-17 9600. 0. 0. 0. 9600. 131260. 833656. 77842. 12-18 9600. 0. 0. 0. 9600. 113005. 946661. 60906. 12-19 9600. 0. 0. 0. 9600. 100187. 1046848. 49080. 12-20 9600. 0. 0. 0. 9600. 90565. 1137413. 40328. 12-21 9600. 0. 0. 0. 9600. 82623. 1220036. 33446. 12-22 9600. 0. 0. 0. 9600. 75367. 1295403. 27736. 12-23 9600. 0. 0. 0. 9600. 68685. 1364088. 22979. 12-24 9600. 0. 0. 0. 9600. 62530. 1426618. 19018. 12-25 9600. 0. 0. 0. 9600. 56861. 1483479. 15722. 12-26 9600. 0. 0. 0. 9600. 51639. 1535118. 12980. Sub-T 123200. 0. 0. 0. 123200. 1535118. 1535118. 876332. After 213600. 0. 0. 0. 213600. 389454. 1924573. 56736. Total 336800. 0. 0. 0. 336800. 1924573. 1924573. 933067. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH E #12H TABLE 152 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 889.645 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 672.828 20.0000 529.460 REMARKS PERFS: - COTULLA 25.0000 428.531 30.0000 354.205 35.0000 297.597 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 23.015 0.000 31. 1.657 0.000 2. 103.83 5.01 12-15 1. 39.181 0.000 54. 2.821 0.000 4. 103.83 5.01 12-16 1. 26.150 0.000 37. 1.883 0.000 3. 103.83 5.01 12-17 1. 20.823 0.000 30. 1.499 0.000 2. 103.83 5.01 12-18 1. 17.734 0.000 26. 1.277 0.000 2. 103.83 5.01 12-19 1. 15.660 0.000 23. 1.128 0.000 2. 103.83 5.01 12-20 1. 14.148 0.000 22. 1.019 0.000 2. 103.83 5.01 12-21 1. 12.969 0.000 20. 0.934 0.000 1. 103.83 5.01 12-22 1. 11.932 0.000 19. 0.859 0.000 1. 103.83 5.01 12-23 1. 10.977 0.000 18. 0.790 0.000 1. 103.83 5.01 12-24 1. 10.099 0.000 17. 0.727 0.000 1. 103.83 5.01 12-25 1. 9.291 0.000 16. 0.669 0.000 1. 103.83 5.01 12-26 1. 8.548 0.000 15. 0.615 0.000 1. 103.83 5.01 Sub-T 1. 220.525 0.000 328. 15.878 0.000 24. 103.83 5.01 After 1. 83.551 0.000 174. 6.016 0.000 13. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 172054. 0. 11296. 0. 183350. 8762. 5587. 169002. 12-15 292909. 0. 19485. 0. 312395. 14935. 9519. 287941. 12-16 195490. 0. 13284. 0. 208774. 9989. 6361. 192424. 12-17 155667. 0. 10801. 0. 166468. 7971. 5072. 153426. 12-18 132572. 0. 9393. 0. 141964. 6803. 4325. 130836. 12-19 117070. 0. 8469. 0. 125539. 6020. 3825. 115694. 12-20 105765. 0. 7812. 0. 113577. 5451. 3460. 104666. 12-21 96955. 0. 7311. 0. 104266. 5008. 3176. 96081. 12-22 89197. 0. 6867. 0. 96065. 4618. 2926. 88520. 12-23 82062. 0. 6450. 0. 88512. 4259. 2696. 81557. 12-24 75497. 0. 6059. 0. 81555. 3927. 2484. 75144. 12-25 69457. 0. 5691. 0. 75148. 3622. 2289. 69237. 12-26 63900. 0. 5345. 0. 69246. 3340. 2109. 63797. Sub-T 1648595. 0. 118263. 0. 1766859. 84705. 53829. 1628325. After 624606. 0. 62812. 0. 687418. 33443. 20927. 633048. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261372. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 3200. 0. 0. 0. 3200. 165802. 165802. 126737. 12-15 9600. 0. 0. 0. 9600. 278341. 444142. 200396. 12-16 9600. 0. 0. 0. 9600. 182824. 626966. 119379. 12-17 9600. 0. 0. 0. 9600. 143826. 770792. 85312. 12-18 9600. 0. 0. 0. 9600. 121236. 892028. 65351. 12-19 9600. 0. 0. 0. 9600. 106094. 998122. 51978. 12-20 9600. 0. 0. 0. 9600. 95066. 1093188. 42334. 12-21 9600. 0. 0. 0. 9600. 86481. 1179669. 35008. 12-22 9600. 0. 0. 0. 9600. 78920. 1258589. 29043. 12-23 9600. 0. 0. 0. 9600. 71957. 1330546. 24074. 12-24 9600. 0. 0. 0. 9600. 65544. 1396091. 19935. 12-25 9600. 0. 0. 0. 9600. 59637. 1455728. 16489. 12-26 9600. 0. 0. 0. 9600. 54197. 1509924. 13623. Sub-T 118400. 0. 0. 0. 118400. 1509924. 1509924. 829659. After 218400. 0. 0. 0. 218400. 414648. 1924572. 59986. Total 336800. 0. 0. 0. 336800. 1924572. 1924572. 889645. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH F #13H TABLE 153 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 848.243 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 627.416 20.0000 483.328 REMARKS PERFS: - COTULLA 25.0000 383.290 30.0000 310.658 35.0000 256.131 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 45.364 0.000 62. 3.266 0.000 4. 103.83 5.01 12-16 1. 30.813 0.000 43. 2.219 0.000 3. 103.83 5.01 12-17 1. 23.062 0.000 33. 1.660 0.000 2. 103.83 5.01 12-18 1. 19.105 0.000 28. 1.376 0.000 2. 103.83 5.01 12-19 1. 16.607 0.000 25. 1.196 0.000 2. 103.83 5.01 12-20 1. 14.850 0.000 23. 1.069 0.000 2. 103.83 5.01 12-21 1. 13.530 0.000 21. 0.974 0.000 2. 103.83 5.01 12-22 1. 12.440 0.000 20. 0.896 0.000 1. 103.83 5.01 12-23 1. 11.444 0.000 18. 0.824 0.000 1. 103.83 5.01 12-24 1. 10.529 0.000 17. 0.758 0.000 1. 103.83 5.01 12-25 1. 9.686 0.000 16. 0.697 0.000 1. 103.83 5.01 12-26 1. 8.912 0.000 15. 0.642 0.000 1. 103.83 5.01 Sub-T 1. 216.341 0.000 321. 15.577 0.000 23. 103.83 5.01 After 1. 87.736 0.000 182. 6.317 0.000 13. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 339129. 0. 22360. 0. 361489. 17277. 11015. 333197. 12-16 230348. 0. 15489. 0. 245837. 11758. 7491. 226589. 12-17 172404. 0. 11839. 0. 184242. 8818. 5614. 169810. 12-18 142823. 0. 10014. 0. 152837. 7321. 4657. 140860. 12-19 124148. 0. 8888. 0. 133036. 6377. 4053. 122605. 12-20 111017. 0. 8115. 0. 119132. 5715. 3629. 109787. 12-21 101146. 0. 7548. 0. 108695. 5219. 3311. 100165. 12-22 92995. 0. 7086. 0. 100080. 4809. 3049. 92223. 12-23 85555. 0. 6656. 0. 92211. 4435. 2809. 84967. 12-24 78711. 0. 6251. 0. 84962. 4090. 2588. 78285. 12-25 72414. 0. 5872. 0. 78286. 3771. 2384. 72130. 12-26 66621. 0. 5516. 0. 72136. 3478. 2197. 66461. Sub-T 1617311. 0. 115632. 0. 1732944. 83069. 52796. 1597079. After 655890. 0. 65443. 0. 721333. 35079. 21960. 664294. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261373. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 8000. 0. 0. 0. 8000. 325197. 325197. 232504. 12-16 9600. 0. 0. 0. 9600. 216989. 542186. 141795. 12-17 9600. 0. 0. 0. 9600. 160210. 702396. 95059. 12-18 9600. 0. 0. 0. 9600. 131260. 833656. 70765. 12-19 9600. 0. 0. 0. 9600. 113005. 946661. 55369. 12-20 9600. 0. 0. 0. 9600. 100187. 1046848. 44618. 12-21 9600. 0. 0. 0. 9600. 90565. 1137413. 36662. 12-22 9600. 0. 0. 0. 9600. 82623. 1220036. 30405. 12-23 9600. 0. 0. 0. 9600. 75367. 1295403. 25214. 12-24 9600. 0. 0. 0. 9600. 68685. 1364088. 20890. 12-25 9600. 0. 0. 0. 9600. 62530. 1426618. 17289. 12-26 9600. 0. 0. 0. 9600. 56861. 1483479. 14293. Sub-T 113600. 0. 0. 0. 113600. 1483479. 1483479. 784865. After 223200. 0. 0. 0. 223200. 441094. 1924573. 63378. Total 336800. 0. 0. 0. 336800. 1924572. 1924573. 848243. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH F #14H TABLE 154 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 808.768 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 585.068 20.0000 441.216 REMARKS PERFS: - COTULLA 25.0000 342.825 30.0000 272.465 35.0000 220.442 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 23.015 0.000 31. 1.657 0.000 2. 103.83 5.01 12-16 1. 39.181 0.000 54. 2.821 0.000 4. 103.83 5.01 12-17 1. 26.150 0.000 37. 1.883 0.000 3. 103.83 5.01 12-18 1. 20.823 0.000 30. 1.499 0.000 2. 103.83 5.01 12-19 1. 17.734 0.000 26. 1.277 0.000 2. 103.83 5.01 12-20 1. 15.660 0.000 23. 1.128 0.000 2. 103.83 5.01 12-21 1. 14.148 0.000 22. 1.019 0.000 2. 103.83 5.01 12-22 1. 12.969 0.000 20. 0.934 0.000 1. 103.83 5.01 12-23 1. 11.932 0.000 19. 0.859 0.000 1. 103.83 5.01 12-24 1. 10.977 0.000 18. 0.790 0.000 1. 103.83 5.01 12-25 1. 10.099 0.000 17. 0.727 0.000 1. 103.83 5.01 12-26 1. 9.291 0.000 16. 0.669 0.000 1. 103.83 5.01 Sub-T 1. 211.978 0.000 313. 15.262 0.000 23. 103.83 5.01 After 1. 92.099 0.000 189. 6.631 0.000 14. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 172054. 0. 11296. 0. 183350. 8762. 5587. 169002. 12-16 292909. 0. 19485. 0. 312395. 14935. 9519. 287941. 12-17 195490. 0. 13284. 0. 208774. 9989. 6361. 192424. 12-18 155667. 0. 10801. 0. 166468. 7971. 5072. 153426. 12-19 132572. 0. 9393. 0. 141964. 6803. 4325. 130836. 12-20 117070. 0. 8469. 0. 125539. 6020. 3825. 115694. 12-21 105765. 0. 7812. 0. 113577. 5451. 3460. 104666. 12-22 96955. 0. 7311. 0. 104266. 5008. 3176. 96081. 12-23 89197. 0. 6867. 0. 96065. 4618. 2926. 88520. 12-24 82062. 0. 6450. 0. 88512. 4259. 2696. 81557. 12-25 75497. 0. 6059. 0. 81555. 3927. 2484. 75144. 12-26 69457. 0. 5691. 0. 75148. 3622. 2289. 69237. Sub-T 1584695. 0. 112918. 0. 1697613. 81365. 51720. 1564528. After 688506. 0. 68158. 0. 756664. 36783. 23036. 696844. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261372. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 3200. 0. 0. 0. 3200. 165802. 165802. 115215. 12-16 9600. 0. 0. 0. 9600. 278341. 444142. 182179. 12-17 9600. 0. 0. 0. 9600. 182824. 626966. 108526. 12-18 9600. 0. 0. 0. 9600. 143826. 770792. 77557. 12-19 9600. 0. 0. 0. 9600. 121236. 892028. 59410. 12-20 9600. 0. 0. 0. 9600. 106094. 998122. 47253. 12-21 9600. 0. 0. 0. 9600. 95066. 1093188. 38486. 12-22 9600. 0. 0. 0. 9600. 86481. 1179669. 31825. 12-23 9600. 0. 0. 0. 9600. 78920. 1258589. 26403. 12-24 9600. 0. 0. 0. 9600. 71957. 1330546. 21885. 12-25 9600. 0. 0. 0. 9600. 65544. 1396091. 18122. 12-26 9600. 0. 0. 0. 9600. 59637. 1455728. 14990. Sub-T 108800. 0. 0. 0. 108800. 1455728. 1455728. 741851. After 228000. 0. 0. 0. 228000. 468845. 1924572. 66917. Total 336800. 0. 0. 0. 336800. 1924572. 1924572. 808768. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH G #15H TABLE 155 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 789.725 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 564.979 20.0000 421.557 REMARKS PERFS: - COTULLA 25.0000 324.223 30.0000 255.167 35.0000 204.508 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 7.030 0.000 10. 0.506 0.000 1. 103.83 5.01 12-16 1. 47.209 0.000 65. 3.399 0.000 5. 103.83 5.01 12-17 1. 28.208 0.000 40. 2.031 0.000 3. 103.83 5.01 12-18 1. 21.862 0.000 31. 1.574 0.000 2. 103.83 5.01 12-19 1. 18.383 0.000 27. 1.324 0.000 2. 103.83 5.01 12-20 1. 16.114 0.000 24. 1.160 0.000 2. 103.83 5.01 12-21 1. 14.487 0.000 22. 1.043 0.000 2. 103.83 5.01 12-22 1. 13.244 0.000 21. 0.954 0.000 1. 103.83 5.01 12-23 1. 12.183 0.000 19. 0.877 0.000 1. 103.83 5.01 12-24 1. 11.208 0.000 18. 0.807 0.000 1. 103.83 5.01 12-25 1. 10.312 0.000 17. 0.742 0.000 1. 103.83 5.01 12-26 1. 9.487 0.000 16. 0.683 0.000 1. 103.83 5.01 Sub-T 1. 209.727 0.000 309. 15.100 0.000 22. 103.83 5.01 After 1. 94.349 0.000 193. 6.793 0.000 14. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 52555. 0. 3442. 0. 55998. 2676. 1706. 51615. 12-16 352921. 0. 23347. 0. 376268. 17985. 11465. 346817. 12-17 210880. 0. 14255. 0. 225134. 10770. 6860. 207505. 12-18 163434. 0. 11281. 0. 174715. 8364. 5323. 161028. 12-19 137430. 0. 9686. 0. 147116. 7048. 4482. 135586. 12-20 120464. 0. 8669. 0. 129133. 6191. 3934. 119007. 12-21 108302. 0. 7958. 0. 116260. 5579. 3542. 107139. 12-22 99011. 0. 7428. 0. 106439. 5112. 3242. 98085. 12-23 91076. 0. 6976. 0. 98052. 4713. 2987. 90352. 12-24 83790. 0. 6552. 0. 90342. 4346. 2752. 83245. 12-25 77087. 0. 6154. 0. 83241. 4008. 2535. 76698. 12-26 70920. 0. 5781. 0. 76701. 3696. 2336. 70669. Sub-T 1567870. 0. 111528. 0. 1679398. 80487. 51165. 1547746. After 705331. 0. 69547. 0. 774878. 37661. 23591. 713626. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261373. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 800. 0. 0. 0. 800. 50815. 50815. 34846. 12-16 9600. 0. 0. 0. 9600. 337217. 388033. 221112. 12-17 9600. 0. 0. 0. 9600. 197905. 585938. 117517. 12-18 9600. 0. 0. 0. 9600. 151428. 737366. 81667. 12-19 9600. 0. 0. 0. 9600. 125986. 863351. 61742. 12-20 9600. 0. 0. 0. 9600. 109407. 972758. 48730. 12-21 9600. 0. 0. 0. 9600. 97539. 1070298. 39489. 12-22 9600. 0. 0. 0. 9600. 88485. 1158782. 32563. 12-23 9600. 0. 0. 0. 9600. 80752. 1239534. 27016. 12-24 9600. 0. 0. 0. 9600. 73645. 1313179. 22398. 12-25 9600. 0. 0. 0. 9600. 67098. 1380278. 18552. 12-26 9600. 0. 0. 0. 9600. 61069. 1441346. 15350. Sub-T 106400. 0. 0. 0. 106400. 1441346. 1441346. 720981. After 230400. 0. 0. 0. 230400. 483226. 1924572. 68744. Total 336800. 0. 0. 0. 336800. 1924572. 1924572. 789725. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 CENIZO RANCH G #16H TABLE 156 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: DIMMIT STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 233.331 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 98.708 20.0000 28.518 REMARKS PERFS: - COTULLA 25.0000 -9.085 30.0000 -29.150 35.0000 -39.377 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 45.364 0.000 62. 3.266 0.000 4. 103.83 5.01 12-17 1. 30.813 0.000 43. 2.219 0.000 3. 103.83 5.01 12-18 1. 23.062 0.000 33. 1.660 0.000 2. 103.83 5.01 12-19 1. 19.105 0.000 28. 1.376 0.000 2. 103.83 5.01 12-20 1. 16.607 0.000 25. 1.196 0.000 2. 103.83 5.01 12-21 1. 14.850 0.000 23. 1.069 0.000 2. 103.83 5.01 12-22 1. 13.530 0.000 21. 0.974 0.000 2. 103.83 5.01 12-23 1. 12.440 0.000 20. 0.896 0.000 1. 103.83 5.01 12-24 1. 11.444 0.000 18. 0.824 0.000 1. 103.83 5.01 12-25 1. 10.529 0.000 17. 0.758 0.000 1. 103.83 5.01 12-26 1. 9.686 0.000 16. 0.697 0.000 1. 103.83 5.01 Sub-T 1. 207.429 0.000 305. 14.935 0.000 22. 103.83 5.01 After 1. 96.647 0.000 197. 6.959 0.000 14. 103.83 5.01 Total 1. 304.076 0.000 502. 21.893 0.000 36. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 304.076 0.000 502. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 339129. 0. 22360. 0. 361489. 17277. 11015. 333197. 12-17 230348. 0. 15489. 0. 245837. 11758. 7491. 226589. 12-18 172404. 0. 11839. 0. 184242. 8818. 5614. 169810. 12-19 142823. 0. 10014. 0. 152837. 7321. 4657. 140860. 12-20 124148. 0. 8888. 0. 133036. 6377. 4053. 122605. 12-21 111017. 0. 8115. 0. 119132. 5715. 3629. 109787. 12-22 101146. 0. 7548. 0. 108695. 5219. 3311. 100165. 12-23 92995. 0. 7086. 0. 100080. 4809. 3049. 92223. 12-24 85555. 0. 6656. 0. 92211. 4435. 2809. 84967. 12-25 78711. 0. 6251. 0. 84962. 4090. 2588. 78285. 12-26 72414. 0. 5872. 0. 78286. 3771. 2384. 72130. Sub-T 1550690. 0. 110117. 0. 1660807. 79591. 50599. 1530618. After 722511. 0. 70959. 0. 793469. 38557. 24157. 730755. Total 2273201. 0. 181075. 0. 2454276. 118148. 74756. 2261373. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 8000. 800000. 0. 0. 808000. -474803. -474803. -326432. 12-17 9600. 0. 0. 0. 9600. 216989. -257814. 128905. 12-18 9600. 0. 0. 0. 9600. 160210. -97604. 86418. 12-19 9600. 0. 0. 0. 9600. 131260. 33656. 64332. 12-20 9600. 0. 0. 0. 9600. 113005. 146661. 50336. 12-21 9600. 0. 0. 0. 9600. 100187. 246848. 40562. 12-22 9600. 0. 0. 0. 9600. 90565. 337413. 33329. 12-23 9600. 0. 0. 0. 9600. 82623. 420036. 27641. 12-24 9600. 0. 0. 0. 9600. 75367. 495403. 22922. 12-25 9600. 0. 0. 0. 9600. 68685. 564088. 18991. 12-26 9600. 0. 0. 0. 9600. 62530. 626618. 15717. Sub-T 104000. 800000. 0. 0. 904000. 626618. 626618. 162721. After 232800. 0. 0. 0. 232800. 497955. 1124572. 70610. Total 336800. 800000. 0. 0. 1136800. 1124573. 1124572. 233331. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

TOTAL EAST DILLY AREA RESERVES FRIO CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 157 ZAZA ENERGY, LLC EAST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 26520.084 FINAL 15.0000 18942.391 20.0000 14215.440 25.0000 11079.560 30.0000 8899.198 35.0000 7325.779 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 146.460 0.000 326. 8.925 0.000 23. 103.83 5.01 12-13 6. 312.457 0.000 800. 22.497 0.000 58. 103.83 5.01 12-14 10. 356.516 0.000 880. 25.669 0.000 63. 103.83 5.01 12-15 13. 404.140 0.000 971. 29.098 0.000 70. 103.83 5.01 12-16 17. 494.360 0.000 1169. 35.594 0.000 84. 103.83 5.01 12-17 22. 646.595 0.000 1389. 42.841 0.000 100. 103.83 5.01 12-18 29. 812.594 0.000 1885. 58.065 0.000 136. 103.83 5.01 12-19 38. 1060.987 0.000 2471. 76.391 0.000 178. 103.83 5.01 12-20 40. 776.246 0.000 1644. 55.890 0.000 118. 103.83 5.01 12-21 40. 622.116 0.000 1198. 44.792 0.000 86. 103.83 5.01 12-22 40. 534.525 0.000 943. 38.486 0.000 68. 103.83 5.01 12-23 40. 474.101 0.000 769. 34.135 0.000 55. 103.83 5.01 12-24 40. 428.129 0.000 639. 30.825 0.000 46. 103.83 5.01 12-25 40. 390.780 0.000 538. 28.136 0.000 39. 103.83 5.01 12-26 40. 358.784 0.000 456. 25.832 0.000 33. 103.83 5.01 Sub-T 28. 7818.790 0.000 16077. 557.177 0.000 1158. 103.83 5.01 After 35. 3464.883 0.000 2506. 249.472 0.000 180. 103.83 5.01 Total 33. 11283.673 0.000 18582. 806.648 0.000 1338. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 11283.671 0.000 18582. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 926721. 0. 117601. 0. 1044322. 51449. 31772. 961101. 12-13 2335854. 0. 288303. 0. 2624158. 129072. 79843. 2415243. 12-14 2665226. 0. 317402. 0. 2982628. 146406. 90759. 2745464. 12-15 3021256. 0. 350137. 0. 3371392. 165238. 102597. 3103557. 12-16 3695714. 0. 421322. 0. 4117036. 201602. 125294. 3790141. 12-17 4448140. 0. 500585. 1. 4948725. 242158. 150610. 4555956. 12-18 6028874. 0. 679646. 0. 6708520. 328302. 204167. 6176050. 12-19 7931688. 0. 890710. -2. 8822396. 431661. 268504. 8122232. 12-20 5803028. 0. 592516. -2. 6395542. 311378. 194693. 5889472. 12-21 4650791. 0. 431856. 0. 5082647. 246326. 154762. 4681559. 12-22 3995978. 0. 339891. 0. 4335869. 209307. 132050. 3994512. 12-23 3544266. 0. 277074. -1. 3821339. 183817. 116401. 3521122. 12-24 3200593. 0. 230431. 0. 3431024. 164510. 104528. 3161985. 12-25 2921375. 0. 193972. -1. 3115346. 148931. 94925. 2871490. 12-26 2682184. 0. 164391. 0. 2846575. 135710. 86748. 2624118. Sub-T 57851688. 0. 5795836. -5. 63647524. 3095865. 1937653. 58614000. After 25902634. 0. 903352. 1. 26805990. 1259273. 817495. 24729218. Total 83754320. 0. 6699188. -5. 90453512. 4355138. 2755148. 83343216. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 19200. 825000. 0. 0. 844200. 116901. 116901. 128570. 12-13 60800. 100000. 0. 0. 160800. 2254442. 2371344. 1945608. 12-14 93600. 800000. 0. 0. 893600. 1851863. 4223207. 1437300. 12-15 123200. 825000. 0. 0. 948200. 2155358. 6378564. 1559413. 12-16 161600. 100000. 0. 0. 261600. 3528540. 9907105. 2295832. 12-17 204000. 875000. 0. 0. 1079000. 3476956. 13384061. 2049056. 12-18 275200. 925000. 0. 0. 1200200. 4975852. 18359912. 2678232. 12-19 365600. 900000. 0. 0. 1265600. 6856633. 25216544. 3353082. 12-20 384000. 0. 0. 0. 384000. 5505472. 30722016. 2455748. 12-21 384000. 0. 0. 0. 384000. 4297559. 35019576. 1741140. 12-22 384000. 0. 0. 0. 384000. 3610512. 38630088. 1329333. 12-23 384000. 0. 0. 0. 384000. 3137122. 41767208. 1049834. 12-24 384000. 0. 0. 0. 384000. 2777985. 44545192. 845041. 12-25 384000. 0. 0. 0. 384000. 2487490. 47032684. 687842. 12-26 384000. 0. 0. 0. 384000. 2240118. 49272800. 563111. Sub-T 3991200. 5350000. 0. 0. 9341199. 49272800. 49272800. 24119138. After 8352000. 0. 0. 0. 8352000. 16377223. 65650016. 2400939. Total 12343199. 5350000. 0. 0. 17693198. 65650024. 65650016. 26520076. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 158 ZAZA ENERGY, LLC EAST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 4072.904 FINAL 15.0000 3407.815 20.0000 2944.739 25.0000 2602.530 30.0000 2338.332 35.0000 2127.527 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 109.461 0.000 229. 6.261 0.000 16. 103.83 5.01 12-13 3. 151.517 0.000 387. 10.909 0.000 28. 103.83 5.01 12-14 4. 107.980 0.000 258. 7.775 0.000 19. 103.83 5.01 12-15 4. 80.034 0.000 178. 5.762 0.000 13. 103.83 5.01 12-16 4. 65.923 0.000 137. 4.746 0.000 10. 103.83 5.01 12-17 4. 56.986 0.000 110. 4.103 0.000 8. 103.83 5.01 12-18 4. 50.685 0.000 91. 3.649 0.000 7. 103.83 5.01 12-19 4. 45.936 0.000 77. 3.307 0.000 6. 103.83 5.01 12-20 4. 42.083 0.000 66. 3.030 0.000 5. 103.83 5.01 12-21 4. 38.707 0.000 57. 2.787 0.000 4. 103.83 5.01 12-22 4. 35.610 0.000 49. 2.564 0.000 4. 103.83 5.01 12-23 4. 32.761 0.000 42. 2.359 0.000 3. 103.83 5.01 12-24 4. 30.141 0.000 36. 2.170 0.000 3. 103.83 5.01 12-25 4. 27.729 0.000 31. 1.997 0.000 2. 103.83 5.01 12-26 4. 25.511 0.000 27. 1.837 0.000 2. 103.83 5.01 Sub-T 4. 901.065 0.000 1777. 63.257 0.000 128. 103.83 5.01 After 4. 227.710 0.000 158. 16.395 0.000 11. 103.83 5.01 Total 4. 1128.775 0.000 1935. 79.652 0.000 139. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 1128.775 0.000 1935. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 650131. 0. 82505. 0. 732636. 36094. 22289. 674252. 12-13 1132704. 0. 139509. 0. 1272213. 62568. 38709. 1170937. 12-14 807234. 0. 93115. 0. 900349. 44116. 27399. 828833. 12-15 598314. 0. 64158. 0. 662473. 32334. 20164. 609974. 12-16 492824. 0. 49249. 0. 542073. 26364. 16503. 499207. 12-17 426015. 0. 39718. 0. 465733. 22576. 14181. 428976. 12-18 378908. 0. 32981. 0. 411889. 19903. 12544. 379442. 12-19 343406. 0. 27922. 0. 371328. 17891. 11310. 342127. 12-20 314605. 0. 23905. 0. 338510. 16265. 10312. 311933. 12-21 289363. 0. 20552. 0. 309915. 14852. 9442. 285621. 12-22 266214. 0. 17681. 0. 283895. 13572. 8650. 261673. 12-23 244917. 0. 15217. 0. 260134. 12407. 7927. 239799. 12-24 225323. 0. 13103. 0. 238426. 11348. 7267. 219812. 12-25 207298. 0. 11286. 0. 218584. 10382. 6662. 201539. 12-26 190714. 0. 9726. 0. 200440. 9502. 6110. 184828. Sub-T 6567968. 0. 640628. 0. 7208596. 350174. 219469. 6638952. After 1702308. 0. 57112. 0. 1759420. 82590. 53659. 1623172. Total 8270276. 0. 697740. 0. 8968017. 432763. 273128. 8262124. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 15200. 50000. 0. 0. 65200. 609052. 609052. 578435. 12-13 32800. 50000. 0. 0. 82800. 1088136. 1697189. 939577. 12-14 38400. 0. 0. 0. 38400. 790433. 2487622. 625135. 12-15 38400. 0. 0. 0. 38400. 571574. 3059196. 410411. 12-16 38400. 0. 0. 0. 38400. 460807. 3520003. 300640. 12-17 38400. 0. 0. 0. 38400. 390576. 3910579. 231588. 12-18 38400. 0. 0. 0. 38400. 341042. 4251622. 183799. 12-19 38400. 0. 0. 0. 38400. 303727. 4555348. 148790. 12-20 38400. 0. 0. 0. 38400. 273533. 4828882. 121810. 12-21 38400. 0. 0. 0. 38400. 247221. 5076102. 100084. 12-22 38400. 0. 0. 0. 38400. 223273. 5299375. 82172. 12-23 38400. 0. 0. 0. 38400. 201399. 5500774. 67385. 12-24 38400. 0. 0. 0. 38400. 181412. 5682186. 55180. 12-25 38400. 0. 0. 0. 38400. 163139. 5845326. 45111. 12-26 38400. 0. 0. 0. 38400. 146428. 5991754. 36810. Sub-T 547200. 100000. 0. 0. 647200. 5991754. 5991754. 3926926. After 688800. 0. 0. 0. 688800. 934372. 6926125. 145978. Total 1236000. 100000. 0. 0. 1336000. 6926126. 6926125. 4072904. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 159 ZAZA ENERGY, LLC EAST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 22447.180 FINAL 15.0000 15534.575 20.0000 11270.701 25.0000 8477.030 30.0000 6560.866 35.0000 5198.252 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 36.998 0.000 97. 2.664 0.000 7. 103.83 5.01 12-13 3. 160.940 0.000 413. 11.588 0.000 30. 103.83 5.01 12-14 6. 248.535 0.000 622. 17.895 0.000 45. 103.83 5.01 12-15 9. 324.106 0.000 793. 23.336 0.000 57. 103.83 5.01 12-16 13. 428.437 0.000 1032. 30.847 0.000 74. 103.83 5.01 12-17 18. 589.609 0.000 1278. 38.738 0.000 92. 103.83 5.01 12-18 25. 761.909 0.000 1794. 54.416 0.000 129. 103.83 5.01 12-19 34. 1015.052 0.000 2393. 73.084 0.000 172. 103.83 5.01 12-20 36. 734.162 0.000 1577. 52.860 0.000 114. 103.83 5.01 12-21 36. 583.409 0.000 1141. 42.005 0.000 82. 103.83 5.01 12-22 36. 498.915 0.000 894. 35.922 0.000 64. 103.83 5.01 12-23 36. 441.340 0.000 726. 31.776 0.000 52. 103.83 5.01 12-24 36. 397.989 0.000 603. 28.655 0.000 43. 103.83 5.01 12-25 36. 363.050 0.000 507. 26.140 0.000 36. 103.83 5.01 12-26 36. 333.273 0.000 429. 23.996 0.000 31. 103.83 5.01 Sub-T 24. 6917.725 0.000 14300. 493.920 0.000 1030. 103.83 5.01 After 32. 3237.173 0.000 2347. 233.076 0.000 169. 103.83 5.01 Total 29. 10154.898 0.000 16647. 726.996 0.000 1199. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 10154.897 0.000 16647. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 276591. 0. 35096. 0. 311687. 15355. 9483. 286849. 12-13 1203151. 0. 148794. 0. 1351944. 66504. 41134. 1244306. 12-14 1857991. 0. 224288. 0. 2082279. 102289. 63360. 1916630. 12-15 2422942. 0. 285978. 0. 2708920. 132904. 82433. 2493584. 12-16 3202890. 0. 372073. 0. 3574963. 175238. 108791. 3290934. 12-17 4022125. 0. 460867. 0. 4482992. 219583. 136429. 4126980. 12-18 5649966. 0. 646666. 0. 6296631. 308398. 191623. 5796608. 12-19 7588283. 0. 862787. -2. 8451068. 413770. 257194. 7780105. 12-20 5488422. 0. 568611. -2. 6057032. 295113. 184381. 5577538. 12-21 4361428. 0. 411304. 0. 4772732. 231474. 145320. 4395938. 12-22 3729764. 0. 322210. 0. 4051974. 195735. 123400. 3732840. 12-23 3299349. 0. 261857. 0. 3561205. 171409. 108473. 3281322. 12-24 2975270. 0. 217328. 0. 3192598. 153162. 97262. 2942173. 12-25 2714077. 0. 182686. -1. 2896762. 138549. 88263. 2669951. 12-26 2491470. 0. 154664. 0. 2646135. 126207. 80638. 2439290. Sub-T 51283712. 0. 5155208. -5. 56438924. 2745692. 1718184. 51975048. After 24200328. 0. 846240. 0. 25046570. 1176683. 763836. 23106048. Total 75484040. 0. 6001448. -4. 81485496. 3922374. 2482020. 75081104. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 4000. 775000. 0. 0. 779000. -492151. -492151. -449865. 12-13 28000. 50000. 0. 0. 78000. 1166306. 674155. 1006032. 12-14 55200. 800000. 0. 0. 855200. 1061430. 1735585. 812165. 12-15 84800. 825000. 0. 0. 909800. 1583784. 3319368. 1149002. 12-16 123200. 100000. 0. 0. 223200. 3067734. 6387102. 1995192. 12-17 165600. 875000. 0. 0. 1040600. 3086380. 9473482. 1817468. 12-18 236800. 925000. 0. 0. 1161800. 4634810. 14108292. 2494432. 12-19 327200. 900000. 0. 0. 1227200. 6552906. 20661198. 3204292. 12-20 345600. 0. 0. 0. 345600. 5231938. 25893136. 2333938. 12-21 345600. 0. 0. 0. 345600. 4050338. 29943474. 1641056. 12-22 345600. 0. 0. 0. 345600. 3387240. 33330714. 1247161. 12-23 345600. 0. 0. 0. 345600. 2935722. 36266436. 982450. 12-24 345600. 0. 0. 0. 345600. 2596573. 38863008. 789861. 12-25 345600. 0. 0. 0. 345600. 2324351. 41187360. 642730. 12-26 345600. 0. 0. 0. 345600. 2093690. 43281048. 526301. Sub-T 3444000. 5250000. 0. 0. 8693999. 43281048. 43281048. 20192212. After 7663200. 0. 0. 0. 7663200. 15442851. 58723900. 2254961. Total 11107199. 5250000. 0. 0. 16357198. 58723900. 58723900. 22447172. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED SHUT-IN RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED SHUT-IN RESERVES TABLE 160 ZAZA ENERGY, LLC EAST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 2082.706 FINAL 15.0000 1777.288 20.0000 1565.150 25.0000 1408.581 30.0000 1287.701 35.0000 1191.128 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 109.461 0.000 229. 6.261 0.000 16. 103.83 5.01 12-13 2. 58.918 0.000 147. 4.242 0.000 11. 103.83 5.01 12-14 2. 42.816 0.000 101. 3.083 0.000 7. 103.83 5.01 12-15 2. 34.775 0.000 77. 2.504 0.000 6. 103.83 5.01 12-16 2. 29.779 0.000 62. 2.144 0.000 4. 103.83 5.01 12-17 2. 26.310 0.000 52. 1.894 0.000 4. 103.83 5.01 12-18 2. 23.732 0.000 44. 1.709 0.000 3. 103.83 5.01 12-19 2. 21.717 0.000 38. 1.564 0.000 3. 103.83 5.01 12-20 2. 19.977 0.000 33. 1.438 0.000 2. 103.83 5.01 12-21 2. 18.379 0.000 29. 1.323 0.000 2. 103.83 5.01 12-22 2. 16.908 0.000 25. 1.217 0.000 2. 103.83 5.01 12-23 2. 15.556 0.000 22. 1.120 0.000 2. 103.83 5.01 12-24 2. 14.311 0.000 19. 1.030 0.000 1. 103.83 5.01 12-25 2. 13.166 0.000 17. 0.948 0.000 1. 103.83 5.01 12-26 2. 12.113 0.000 15. 0.872 0.000 1. 103.83 5.01 Sub-T 2. 457.920 0.000 911. 31.350 0.000 66. 103.83 5.01 After 2. 106.694 0.000 93. 7.682 0.000 7. 103.83 5.01 Total 2. 564.614 0.000 1004. 39.032 0.000 72. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 564.614 0.000 1004. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 650131. 0. 82505. 0. 732636. 36094. 22289. 674252. 12-13 440460. 0. 52904. 0. 493364. 24229. 15012. 454122. 12-14 320084. 0. 36245. 0. 356329. 17442. 10844. 328043. 12-15 259969. 0. 27779. 0. 287748. 14042. 8759. 264947. 12-16 222619. 0. 22462. 0. 245081. 11925. 7461. 225695. 12-17 196690. 0. 18750. 0. 215440. 10454. 6560. 198426. 12-18 177418. 0. 15987. 0. 193404. 9360. 5889. 178155. 12-19 162348. 0. 13835. 0. 176182. 8506. 5366. 162311. 12-20 149343. 0. 12042. 0. 161385. 7773. 4916. 148696. 12-21 137395. 0. 10488. 0. 147883. 7107. 4505. 136271. 12-22 126404. 0. 9138. 0. 135542. 6500. 4129. 124913. 12-23 116291. 0. 7966. 0. 124258. 5947. 3786. 114525. 12-24 106988. 0. 6948. 0. 113936. 5443. 3472. 105021. 12-25 98429. 0. 6062. 0. 104491. 4982. 3184. 96324. 12-26 90555. 0. 5292. 0. 95846. 4562. 2921. 88363. Sub-T 3255122. 0. 328402. 0. 3583524. 174366. 109093. 3300066. After 797622. 0. 33421. 0. 831043. 39197. 25339. 766507. Total 4052744. 0. 361823. 0. 4414567. 213563. 134432. 4066572. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 15200. 50000. 0. 0. 65200. 609052. 609052. 578435. 12-13 19200. 0. 0. 0. 19200. 434922. 1043974. 378418. 12-14 19200. 0. 0. 0. 19200. 308843. 1352817. 243967. 12-15 19200. 0. 0. 0. 19200. 245747. 1598564. 176378. 12-16 19200. 0. 0. 0. 19200. 206495. 1805060. 134690. 12-17 19200. 0. 0. 0. 19200. 179226. 1984286. 106255. 12-18 19200. 0. 0. 0. 19200. 158955. 2143241. 85658. 12-19 19200. 0. 0. 0. 19200. 143111. 2286352. 70103. 12-20 19200. 0. 0. 0. 19200. 129496. 2415848. 57667. 12-21 19200. 0. 0. 0. 19200. 117071. 2532919. 47395. 12-22 19200. 0. 0. 0. 19200. 105713. 2638632. 38906. 12-23 19200. 0. 0. 0. 19200. 95325. 2733957. 31894. 12-24 19200. 0. 0. 0. 19200. 85821. 2819778. 26104. 12-25 19200. 0. 0. 0. 19200. 77124. 2896902. 21327. 12-26 19200. 0. 0. 0. 19200. 69163. 2966065. 17387. Sub-T 284000. 50000. 0. 0. 334000. 2966065. 2966065. 2014582. After 334400. 0. 0. 0. 334400. 432107. 3398172. 68124. Total 618400. 50000. 0. 0. 668400. 3398172. 3398172. 2082706. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB A-1H TABLE 161 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1132.770 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 977.197 20.0000 869.098 REMARKS PERFS: - COTULLA 25.0000 789.244 30.0000 727.513 35.0000 678.121 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 54.731 0.000 145. 3.941 0.000 10. 103.83 5.01 12-13 1. 29.459 0.000 75. 2.121 0.000 5. 103.83 5.01 12-14 1. 21.408 0.000 53. 1.541 0.000 4. 103.83 5.01 12-15 1. 17.387 0.000 41. 1.252 0.000 3. 103.83 5.01 12-16 1. 14.889 0.000 34. 1.072 0.000 2. 103.83 5.01 12-17 1. 13.155 0.000 29. 0.947 0.000 2. 103.83 5.01 12-18 1. 11.866 0.000 25. 0.854 0.000 2. 103.83 5.01 12-19 1. 10.858 0.000 22. 0.782 0.000 2. 103.83 5.01 12-20 1. 9.988 0.000 20. 0.719 0.000 1. 103.83 5.01 12-21 1. 9.189 0.000 17. 0.662 0.000 1. 103.83 5.01 12-22 1. 8.454 0.000 15. 0.609 0.000 1. 103.83 5.01 12-23 1. 7.778 0.000 14. 0.560 0.000 1. 103.83 5.01 12-24 1. 7.156 0.000 12. 0.515 0.000 1. 103.83 5.01 12-25 1. 6.583 0.000 11. 0.474 0.000 1. 103.83 5.01 12-26 1. 6.057 0.000 10. 0.436 0.000 1. 103.83 5.01 Sub-T 1. 228.960 0.000 524. 16.485 0.000 38. 103.83 5.01 After 1. 53.574 0.000 66. 3.857 0.000 5. 103.83 5.01 Total 1. 282.534 0.000 590. 20.342 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.534 0.000 590. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 409153. 0. 52366. 0. 461518. 22748. 14041. 424729. 12-13 220230. 0. 27151. 0. 247380. 12167. 7527. 227687. 12-14 160042. 0. 19004. 0. 179046. 8787. 5448. 164811. 12-15 129984. 0. 14871. 0. 144856. 7095. 4408. 133353. 12-16 111310. 0. 12271. 0. 123580. 6041. 3761. 113779. 12-17 98345. 0. 10447. 0. 108792. 5307. 3312. 100173. 12-18 88709. 0. 9080. 0. 97789. 4762. 2977. 90051. 12-19 81174. 0. 8007. 0. 89181. 4335. 2715. 82131. 12-20 74671. 0. 7098. 0. 81769. 3967. 2490. 75312. 12-21 68698. 0. 6293. 0. 74991. 3632. 2283. 69075. 12-22 63202. 0. 5579. 0. 68781. 3326. 2095. 63361. 12-23 58146. 0. 4946. 0. 63092. 3046. 1921. 58125. 12-24 53494. 0. 4385. 0. 57879. 2790. 1763. 53327. 12-25 49214. 0. 3888. 0. 53102. 2555. 1618. 48929. 12-26 45277. 0. 3447. 0. 48724. 2341. 1484. 44899. Sub-T 1711649. 0. 188834. 0. 1900482. 92898. 57843. 1749741. After 400505. 0. 23700. 0. 424205. 20201. 12928. 391076. Total 2112153. 0. 212534. 0. 2324687. 113099. 70771. 2140817. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 8800. 25000. 0. 0. 33800. 390929. 390929. 373714. 12-13 9600. 0. 0. 0. 9600. 218087. 609016. 189750. 12-14 9600. 0. 0. 0. 9600. 155211. 764227. 122605. 12-15 9600. 0. 0. 0. 9600. 123753. 887980. 88819. 12-16 9600. 0. 0. 0. 9600. 104179. 992158. 67951. 12-17 9600. 0. 0. 0. 9600. 90573. 1082731. 53696. 12-18 9600. 0. 0. 0. 9600. 80451. 1163182. 43353. 12-19 9600. 0. 0. 0. 9600. 72531. 1235713. 35529. 12-20 9600. 0. 0. 0. 9600. 65712. 1301425. 29263. 12-21 9600. 0. 0. 0. 9600. 59475. 1360900. 24077. 12-22 9600. 0. 0. 0. 9600. 53761. 1414661. 19786. 12-23 9600. 0. 0. 0. 9600. 48525. 1463186. 16235. 12-24 9600. 0. 0. 0. 9600. 43727. 1506913. 13300. 12-25 9600. 0. 0. 0. 9600. 39329. 1546242. 10875. 12-26 9600. 0. 0. 0. 9600. 35299. 1581541. 8874. Sub-T 143200. 25000. 0. 0. 168200. 1581541. 1581541. 1097827. After 168800. 0. 0. 0. 168800. 222276. 1803817. 34943. Total 312000. 25000. 0. 0. 337000. 1803817. 1803817. 1132770. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB A-2H TABLE 162 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0419823 0.0419823 0.0720000 96.83 0.00 5.01 10.0000 949.936 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 800.092 20.0000 696.052 REMARKS PERFS: - COTULLA 25.0000 619.337 30.0000 560.188 35.0000 513.007 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 54.731 0.000 84. 2.321 0.000 6. 103.83 5.01 12-13 1. 29.459 0.000 71. 2.121 0.000 5. 103.83 5.01 12-14 1. 21.408 0.000 48. 1.541 0.000 3. 103.83 5.01 12-15 1. 17.387 0.000 36. 1.252 0.000 3. 103.83 5.01 12-16 1. 14.889 0.000 28. 1.072 0.000 2. 103.83 5.01 12-17 1. 13.155 0.000 23. 0.947 0.000 2. 103.83 5.01 12-18 1. 11.866 0.000 19. 0.854 0.000 1. 103.83 5.01 12-19 1. 10.858 0.000 16. 0.782 0.000 1. 103.83 5.01 12-20 1. 9.988 0.000 14. 0.719 0.000 1. 103.83 5.01 12-21 1. 9.189 0.000 12. 0.662 0.000 1. 103.83 5.01 12-22 1. 8.454 0.000 10. 0.609 0.000 1. 103.83 5.01 12-23 1. 7.778 0.000 8. 0.560 0.000 1. 103.83 5.01 12-24 1. 7.156 0.000 7. 0.515 0.000 1. 103.83 5.01 12-25 1. 6.583 0.000 6. 0.474 0.000 0. 103.83 5.01 12-26 1. 6.057 0.000 5. 0.436 0.000 0. 103.83 5.01 Sub-T 1. 228.960 0.000 387. 14.865 0.000 28. 103.83 5.01 After 1. 53.121 0.000 27. 3.825 0.000 2. 103.83 5.01 Total 1. 282.080 0.000 414. 18.690 0.000 30. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.080 0.000 414. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 240978. 0. 30139. 0. 271117. 13345. 8249. 249523. 12-13 220230. 0. 25753. 0. 245983. 12062. 7485. 226435. 12-14 160042. 0. 17241. 0. 177283. 8655. 5396. 163232. 12-15 129984. 0. 12908. 0. 142892. 6947. 4350. 131595. 12-16 111310. 0. 10191. 0. 121501. 5885. 3700. 111917. 12-17 98345. 0. 8303. 0. 106648. 5147. 3248. 98253. 12-18 88709. 0. 6906. 0. 95615. 4599. 2913. 88104. 12-19 81174. 0. 5828. 0. 87002. 4171. 2651. 80180. 12-20 74671. 0. 4944. 0. 79615. 3806. 2426. 73384. 12-21 68698. 0. 4195. 0. 72892. 3475. 2221. 67196. 12-22 63202. 0. 3559. 0. 66761. 3174. 2035. 61552. 12-23 58146. 0. 3020. 0. 61165. 2901. 1864. 56400. 12-24 53494. 0. 2562. 0. 56056. 2653. 1709. 51694. 12-25 49214. 0. 2174. 0. 51388. 2427. 1567. 47395. 12-26 45277. 0. 1845. 0. 47122. 2221. 1437. 43464. Sub-T 1543474. 0. 139568. 0. 1683042. 81467. 51250. 1550324. After 397117. 0. 9721. 0. 406839. 18996. 12411. 375431. Total 1940591. 0. 149289. 0. 2089880. 100464. 63661. 1925755. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 6400. 25000. 0. 0. 31400. 218123. 218123. 204721. 12-13 9600. 0. 0. 0. 9600. 216836. 434958. 188668. 12-14 9600. 0. 0. 0. 9600. 153632. 588590. 121362. 12-15 9600. 0. 0. 0. 9600. 121995. 710585. 87560. 12-16 9600. 0. 0. 0. 9600. 102317. 812902. 66739. 12-17 9600. 0. 0. 0. 9600. 88653. 901555. 52559. 12-18 9600. 0. 0. 0. 9600. 78504. 980059. 42305. 12-19 9600. 0. 0. 0. 9600. 70580. 1050639. 34574. 12-20 9600. 0. 0. 0. 9600. 63784. 1114423. 28404. 12-21 9600. 0. 0. 0. 9600. 57596. 1172019. 23317. 12-22 9600. 0. 0. 0. 9600. 51952. 1223971. 19120. 12-23 9600. 0. 0. 0. 9600. 46800. 1270771. 15659. 12-24 9600. 0. 0. 0. 9600. 42094. 1312865. 12804. 12-25 9600. 0. 0. 0. 9600. 37795. 1350660. 10451. 12-26 9600. 0. 0. 0. 9600. 33864. 1384524. 8513. Sub-T 140800. 25000. 0. 0. 165800. 1384524. 1384524. 916756. After 165600. 0. 0. 0. 165600. 209831. 1594355. 33181. Total 306400. 25000. 0. 0. 331400. 1594355. 1594355. 949936. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 163 ZAZA ENERGY, LLC EAST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 1990.198 FINAL 15.0000 1630.527 20.0000 1379.589 25.0000 1193.949 30.0000 1050.631 35.0000 936.399 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 92.598 0.000 240. 6.667 0.000 17. 103.83 5.01 12-14 2. 65.164 0.000 158. 4.692 0.000 11. 103.83 5.01 12-15 2. 45.259 0.000 101. 3.259 0.000 7. 103.83 5.01 12-16 2. 36.144 0.000 74. 2.602 0.000 5. 103.83 5.01 12-17 2. 30.676 0.000 58. 2.209 0.000 4. 103.83 5.01 12-18 2. 26.952 0.000 47. 1.941 0.000 3. 103.83 5.01 12-19 2. 24.219 0.000 39. 1.744 0.000 3. 103.83 5.01 12-20 2. 22.106 0.000 33. 1.592 0.000 2. 103.83 5.01 12-21 2. 20.328 0.000 28. 1.464 0.000 2. 103.83 5.01 12-22 2. 18.702 0.000 24. 1.347 0.000 2. 103.83 5.01 12-23 2. 17.206 0.000 20. 1.239 0.000 1. 103.83 5.01 12-24 2. 15.829 0.000 17. 1.140 0.000 1. 103.83 5.01 12-25 2. 14.563 0.000 14. 1.049 0.000 1. 103.83 5.01 12-26 2. 13.398 0.000 12. 0.965 0.000 1. 103.83 5.01 Sub-T 2. 443.145 0.000 866. 31.906 0.000 62. 103.83 5.01 After 2. 121.016 0.000 66. 8.713 0.000 5. 103.83 5.01 Total 2. 564.161 0.000 932. 40.620 0.000 67. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 564.161 0.000 932. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 692244. 0. 86606. 0. 778849. 38339. 23696. 716814. 12-14 487150. 0. 56870. 0. 544020. 26674. 16555. 500791. 12-15 338345. 0. 36379. 0. 374725. 18292. 11406. 345026. 12-16 270204. 0. 26787. 0. 296992. 14438. 9042. 273512. 12-17 229324. 0. 20968. 0. 250293. 12122. 7621. 230550. 12-18 201490. 0. 16994. 0. 218485. 10543. 6654. 201287. 12-19 181058. 0. 14088. 0. 195145. 9385. 5944. 179816. 12-20 165263. 0. 11862. 0. 177125. 8492. 5396. 163237. 12-21 151968. 0. 10064. 0. 162032. 7745. 4937. 149349. 12-22 139810. 0. 8543. 0. 148353. 7072. 4521. 136760. 12-23 128625. 0. 7251. 0. 135877. 6461. 4141. 125275. 12-24 118335. 0. 6155. 0. 124490. 5905. 3795. 114791. 12-25 108869. 0. 5224. 0. 114093. 5400. 3478. 105215. 12-26 100159. 0. 4435. 0. 104594. 4940. 3189. 96465. Sub-T 3312846. 0. 312227. 0. 3625072. 175808. 110376. 3338888. After 904687. 0. 23690. 0. 928377. 43392. 28320. 856665. Total 4217532. 0. 335917. 0. 4553449. 219200. 138696. 4195553. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 13600. 50000. 0. 0. 63600. 653214. 653214. 561159. 12-14 19200. 0. 0. 0. 19200. 481591. 1134805. 381168. 12-15 19200. 0. 0. 0. 19200. 325826. 1460632. 234033. 12-16 19200. 0. 0. 0. 19200. 254312. 1714943. 165950. 12-17 19200. 0. 0. 0. 19200. 211350. 1926293. 125333. 12-18 19200. 0. 0. 0. 19200. 182087. 2108380. 98142. 12-19 19200. 0. 0. 0. 19200. 160616. 2268996. 78687. 12-20 19200. 0. 0. 0. 19200. 144037. 2413034. 64143. 12-21 19200. 0. 0. 0. 19200. 130149. 2543183. 52689. 12-22 19200. 0. 0. 0. 19200. 117560. 2660743. 43266. 12-23 19200. 0. 0. 0. 19200. 106075. 2766818. 35491. 12-24 19200. 0. 0. 0. 19200. 95591. 2862408. 29076. 12-25 19200. 0. 0. 0. 19200. 86015. 2948423. 23785. 12-26 19200. 0. 0. 0. 19200. 77265. 3025688. 19423. Sub-T 263200. 50000. 0. 0. 313200. 3025688. 3025688. 1912344. After 354400. 0. 0. 0. 354400. 502265. 3527954. 77854. Total 617600. 50000. 0. 0. 667600. 3527953. 3527954. 1990198. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB B-1H TABLE 164 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1006.954 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 829.505 20.0000 705.512 REMARKS PERFS: - COTULLA 25.0000 613.621 30.0000 542.537 35.0000 485.755 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-14 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-15 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-16 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-17 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-18 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-19 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-20 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 12-21 1. 10.058 0.000 14. 0.724 0.000 1. 103.83 5.01 12-22 1. 9.253 0.000 12. 0.666 0.000 1. 103.83 5.01 12-23 1. 8.513 0.000 10. 0.613 0.000 1. 103.83 5.01 12-24 1. 7.832 0.000 8. 0.564 0.000 1. 103.83 5.01 12-25 1. 7.206 0.000 7. 0.519 0.000 1. 103.83 5.01 12-26 1. 6.629 0.000 6. 0.477 0.000 0. 103.83 5.01 Sub-T 1. 222.375 0.000 434. 16.011 0.000 31. 103.83 5.01 After 1. 59.705 0.000 32. 4.299 0.000 2. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-14 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-15 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-16 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-17 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-18 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-19 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-20 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. 12-21 75192. 0. 4929. 0. 80121. 3828. 2441. 73851. 12-22 69177. 0. 4184. 0. 73360. 3496. 2236. 67629. 12-23 63642. 0. 3551. 0. 67194. 3194. 2048. 61952. 12-24 58551. 0. 3014. 0. 61565. 2919. 1877. 56769. 12-25 53867. 0. 2559. 0. 56426. 2670. 1720. 52036. 12-26 49558. 0. 2172. 0. 51729. 2443. 1577. 47710. Sub-T 1662425. 0. 156368. 0. 1818794. 88199. 55379. 1675215. After 446341. 0. 11590. 0. 457931. 21401. 13969. 422561. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 8000. 25000. 0. 0. 33000. 366196. 366196. 316649. 12-14 9600. 0. 0. 0. 9600. 224903. 591098. 177932. 12-15 9600. 0. 0. 0. 9600. 156903. 748001. 112685. 12-16 9600. 0. 0. 0. 9600. 123826. 871828. 80798. 12-17 9600. 0. 0. 0. 9600. 103508. 975336. 61379. 12-18 9600. 0. 0. 0. 9600. 89500. 1064835. 48238. 12-19 9600. 0. 0. 0. 9600. 79142. 1143977. 38772. 12-20 9600. 0. 0. 0. 9600. 71092. 1215069. 31659. 12-21 9600. 0. 0. 0. 9600. 64251. 1279320. 26011. 12-22 9600. 0. 0. 0. 9600. 58029. 1337348. 21357. 12-23 9600. 0. 0. 0. 9600. 52352. 1389700. 17516. 12-24 9600. 0. 0. 0. 9600. 47169. 1436870. 14347. 12-25 9600. 0. 0. 0. 9600. 42436. 1479306. 11734. 12-26 9600. 0. 0. 0. 9600. 38110. 1517415. 9580. Sub-T 132800. 25000. 0. 0. 157800. 1517415. 1517415. 968658. After 176000. 0. 0. 0. 176000. 246561. 1763976. 38296. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 1006954. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB D-1H TABLE 165 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 983.244 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 801.022 20.0000 674.077 REMARKS PERFS: - COTULLA 25.0000 580.327 30.0000 508.094 35.0000 450.644 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-14 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-15 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-16 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-17 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-18 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-19 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-20 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 12-21 1. 10.270 0.000 14. 0.739 0.000 1. 103.83 5.01 12-22 1. 9.448 0.000 12. 0.680 0.000 1. 103.83 5.01 12-23 1. 8.692 0.000 10. 0.626 0.000 1. 103.83 5.01 12-24 1. 7.997 0.000 9. 0.576 0.000 1. 103.83 5.01 12-25 1. 7.357 0.000 7. 0.530 0.000 1. 103.83 5.01 12-26 1. 6.769 0.000 6. 0.487 0.000 0. 103.83 5.01 Sub-T 1. 220.770 0.000 432. 15.895 0.000 31. 103.83 5.01 After 1. 61.311 0.000 34. 4.414 0.000 2. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-14 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-15 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-16 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-17 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-18 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-19 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-20 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. 12-21 76776. 0. 5135. 0. 81911. 3917. 2496. 75498. 12-22 70634. 0. 4359. 0. 74993. 3576. 2285. 69131. 12-23 64983. 0. 3700. 0. 68683. 3267. 2093. 63323. 12-24 59784. 0. 3140. 0. 62925. 2986. 1918. 58021. 12-25 55002. 0. 2666. 0. 57667. 2730. 1758. 53179. 12-26 50601. 0. 2263. 0. 52864. 2497. 1612. 48755. Sub-T 1650420. 0. 155858. 0. 1806279. 87609. 54997. 1663673. After 458346. 0. 12100. 0. 470446. 21991. 14351. 434104. Total 2108766. 0. 167959. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5600. 25000. 0. 0. 30600. 287019. 287019. 244510. 12-14 9600. 0. 0. 0. 9600. 256688. 543706. 203235. 12-15 9600. 0. 0. 0. 9600. 168924. 712630. 121347. 12-16 9600. 0. 0. 0. 9600. 130485. 843116. 85152. 12-17 9600. 0. 0. 0. 9600. 107842. 950957. 63954. 12-18 9600. 0. 0. 0. 9600. 92588. 1043545. 49904. 12-19 9600. 0. 0. 0. 9600. 81474. 1125019. 39916. 12-20 9600. 0. 0. 0. 9600. 72945. 1197964. 32485. 12-21 9600. 0. 0. 0. 9600. 65898. 1263863. 26678. 12-22 9600. 0. 0. 0. 9600. 59531. 1323394. 21910. 12-23 9600. 0. 0. 0. 9600. 53723. 1377117. 17975. 12-24 9600. 0. 0. 0. 9600. 48421. 1425538. 14728. 12-25 9600. 0. 0. 0. 9600. 43579. 1469117. 12051. 12-26 9600. 0. 0. 0. 9600. 39155. 1508272. 9843. Sub-T 130400. 25000. 0. 0. 155400. 1508272. 1508272. 943687. After 178400. 0. 0. 0. 178400. 255704. 1763976. 39558. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 983244. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROBABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 166 ZAZA ENERGY, LLC EAST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 22447.180 FINAL 15.0000 15534.575 20.0000 11270.701 25.0000 8477.030 30.0000 6560.866 35.0000 5198.252 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 36.998 0.000 97. 2.664 0.000 7. 103.83 5.01 12-13 3. 160.940 0.000 413. 11.588 0.000 30. 103.83 5.01 12-14 6. 248.535 0.000 622. 17.895 0.000 45. 103.83 5.01 12-15 9. 324.106 0.000 793. 23.336 0.000 57. 103.83 5.01 12-16 13. 428.437 0.000 1032. 30.847 0.000 74. 103.83 5.01 12-17 18. 589.609 0.000 1278. 38.738 0.000 92. 103.83 5.01 12-18 25. 761.909 0.000 1794. 54.416 0.000 129. 103.83 5.01 12-19 34. 1015.052 0.000 2393. 73.084 0.000 172. 103.83 5.01 12-20 36. 734.162 0.000 1577. 52.860 0.000 114. 103.83 5.01 12-21 36. 583.409 0.000 1141. 42.005 0.000 82. 103.83 5.01 12-22 36. 498.915 0.000 894. 35.922 0.000 64. 103.83 5.01 12-23 36. 441.340 0.000 726. 31.776 0.000 52. 103.83 5.01 12-24 36. 397.989 0.000 603. 28.655 0.000 43. 103.83 5.01 12-25 36. 363.050 0.000 507. 26.140 0.000 36. 103.83 5.01 12-26 36. 333.273 0.000 429. 23.996 0.000 31. 103.83 5.01 Sub-T 24. 6917.725 0.000 14300. 493.920 0.000 1030. 103.83 5.01 After 32. 3237.173 0.000 2347. 233.076 0.000 169. 103.83 5.01 Total 29. 10154.898 0.000 16647. 726.996 0.000 1199. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 10154.897 0.000 16647. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 276591. 0. 35096. 0. 311687. 15355. 9483. 286849. 12-13 1203151. 0. 148794. 0. 1351944. 66504. 41134. 1244306. 12-14 1857991. 0. 224288. 0. 2082279. 102289. 63360. 1916630. 12-15 2422942. 0. 285978. 0. 2708920. 132904. 82433. 2493584. 12-16 3202890. 0. 372073. 0. 3574963. 175238. 108791. 3290934. 12-17 4022125. 0. 460867. 0. 4482992. 219583. 136429. 4126980. 12-18 5649966. 0. 646666. 0. 6296631. 308398. 191623. 5796608. 12-19 7588283. 0. 862787. -2. 8451068. 413770. 257194. 7780105. 12-20 5488422. 0. 568611. -2. 6057032. 295113. 184381. 5577538. 12-21 4361428. 0. 411304. 0. 4772732. 231474. 145320. 4395938. 12-22 3729764. 0. 322210. 0. 4051974. 195735. 123400. 3732840. 12-23 3299349. 0. 261857. 0. 3561205. 171409. 108473. 3281322. 12-24 2975270. 0. 217328. 0. 3192598. 153162. 97262. 2942173. 12-25 2714077. 0. 182686. -1. 2896762. 138549. 88263. 2669951. 12-26 2491470. 0. 154664. 0. 2646135. 126207. 80638. 2439290. Sub-T 51283712. 0. 5155208. -5. 56438924. 2745692. 1718184. 51975048. After 24200328. 0. 846240. 0. 25046570. 1176683. 763836. 23106048. Total 75484040. 0. 6001448. -4. 81485496. 3922374. 2482020. 75081104. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 4000. 775000. 0. 0. 779000. -492151. -492151. -449865. 12-13 28000. 50000. 0. 0. 78000. 1166306. 674155. 1006032. 12-14 55200. 800000. 0. 0. 855200. 1061430. 1735585. 812165. 12-15 84800. 825000. 0. 0. 909800. 1583784. 3319368. 1149002. 12-16 123200. 100000. 0. 0. 223200. 3067734. 6387102. 1995192. 12-17 165600. 875000. 0. 0. 1040600. 3086380. 9473482. 1817468. 12-18 236800. 925000. 0. 0. 1161800. 4634810. 14108292. 2494432. 12-19 327200. 900000. 0. 0. 1227200. 6552906. 20661198. 3204292. 12-20 345600. 0. 0. 0. 345600. 5231938. 25893136. 2333938. 12-21 345600. 0. 0. 0. 345600. 4050338. 29943474. 1641056. 12-22 345600. 0. 0. 0. 345600. 3387240. 33330714. 1247161. 12-23 345600. 0. 0. 0. 345600. 2935722. 36266436. 982450. 12-24 345600. 0. 0. 0. 345600. 2596573. 38863008. 789861. 12-25 345600. 0. 0. 0. 345600. 2324351. 41187360. 642730. 12-26 345600. 0. 0. 0. 345600. 2093690. 43281048. 526301. Sub-T 3444000. 5250000. 0. 0. 8693999. 43281048. 43281048. 20192212. After 7663200. 0. 0. 0. 7663200. 15442851. 58723900. 2254961. Total 11107199. 5250000. 0. 0. 16357198. 58723900. 58723900. 22447172. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB B-2H TABLE 167 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1056.102 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 889.545 20.0000 772.850 REMARKS PERFS: - COTULLA 25.0000 686.049 30.0000 618.588 35.0000 564.396 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-13 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-14 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-15 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-16 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-17 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-18 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-19 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-20 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 12-21 1. 9.647 0.000 13. 0.695 0.000 1. 103.83 5.01 12-22 1. 8.876 0.000 11. 0.639 0.000 1. 103.83 5.01 12-23 1. 8.166 0.000 9. 0.588 0.000 1. 103.83 5.01 12-24 1. 7.512 0.000 8. 0.541 0.000 1. 103.83 5.01 12-25 1. 6.911 0.000 7. 0.498 0.000 0. 103.83 5.01 12-26 1. 6.358 0.000 6. 0.458 0.000 0. 103.83 5.01 Sub-T 1. 225.488 0.000 436. 16.235 0.000 31. 103.83 5.01 After 1. 56.592 0.000 29. 4.075 0.000 2. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-13 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-14 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-15 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-16 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-17 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-18 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-19 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-20 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. 12-21 72122. 0. 4541. 0. 76663. 3658. 2336. 70668. 12-22 66352. 0. 3855. 0. 70206. 3341. 2140. 64725. 12-23 61044. 0. 3272. 0. 64316. 3053. 1960. 59302. 12-24 56160. 0. 2777. 0. 58937. 2792. 1797. 54349. 12-25 51667. 0. 2357. 0. 54025. 2554. 1647. 49824. 12-26 47534. 0. 2001. 0. 49535. 2337. 1510. 45688. Sub-T 1685697. 0. 157328. 0. 1843024. 89342. 56118. 1697565. After 423069. 0. 10631. 0. 433700. 20258. 13230. 400211. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3200. 25000. 0. 0. 28200. 187575. 187575. 173251. 12-13 9600. 0. 0. 0. 9600. 303921. 491496. 265025. 12-14 9600. 0. 0. 0. 9600. 183471. 674967. 145020. 12-15 9600. 0. 0. 0. 9600. 138055. 813023. 99115. 12-16 9600. 0. 0. 0. 9600. 112617. 925640. 73470. 12-17 9600. 0. 0. 0. 9600. 95927. 1021567. 56878. 12-18 9600. 0. 0. 0. 9600. 83966. 1105533. 45251. 12-19 9600. 0. 0. 0. 9600. 74891. 1180424. 36687. 12-20 9600. 0. 0. 0. 9600. 67584. 1248008. 30096. 12-21 9600. 0. 0. 0. 9600. 61068. 1309077. 24723. 12-22 9600. 0. 0. 0. 9600. 55125. 1364202. 20288. 12-23 9600. 0. 0. 0. 9600. 49702. 1413904. 16629. 12-24 9600. 0. 0. 0. 9600. 44749. 1458653. 13611. 12-25 9600. 0. 0. 0. 9600. 40224. 1498877. 11123. 12-26 9600. 0. 0. 0. 9600. 36088. 1534965. 9072. Sub-T 137600. 25000. 0. 0. 162600. 1534965. 1534965. 1020241. After 171200. 0. 0. 0. 171200. 229011. 1763976. 35862. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 1056102. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB B-3H TABLE 168 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 366.889 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 221.180 20.0000 124.998 REMARKS PERFS: - COTULLA 25.0000 57.939 30.0000 9.296 35.0000 -27.035 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 9.161 0.000 24. 0.660 0.000 2. 103.83 5.01 12-13 1. 51.425 0.000 131. 3.703 0.000 9. 103.83 5.01 12-14 1. 27.564 0.000 65. 1.985 0.000 5. 103.83 5.01 12-15 1. 20.569 0.000 44. 1.481 0.000 3. 103.83 5.01 12-16 1. 16.895 0.000 34. 1.216 0.000 2. 103.83 5.01 12-17 1. 14.559 0.000 27. 1.048 0.000 2. 103.83 5.01 12-18 1. 12.915 0.000 22. 0.930 0.000 2. 103.83 5.01 12-19 1. 11.682 0.000 18. 0.841 0.000 1. 103.83 5.01 12-20 1. 10.707 0.000 15. 0.771 0.000 1. 103.83 5.01 12-21 1. 9.851 0.000 13. 0.709 0.000 1. 103.83 5.01 12-22 1. 9.063 0.000 11. 0.653 0.000 1. 103.83 5.01 12-23 1. 8.338 0.000 9. 0.600 0.000 1. 103.83 5.01 12-24 1. 7.671 0.000 8. 0.552 0.000 1. 103.83 5.01 12-25 1. 7.057 0.000 7. 0.508 0.000 0. 103.83 5.01 12-26 1. 6.492 0.000 6. 0.467 0.000 0. 103.83 5.01 Sub-T 1. 223.948 0.000 435. 16.124 0.000 31. 103.83 5.01 After 1. 58.132 0.000 31. 4.186 0.000 2. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 68484. 0. 8746. 0. 77229. 3806. 2350. 71074. 12-13 384437. 0. 47324. 0. 431761. 21233. 13137. 397391. 12-14 206062. 0. 23306. 0. 229368. 11227. 6981. 211161. 12-15 153772. 0. 16031. 0. 169803. 8276. 5169. 156359. 12-16 126305. 0. 12144. 0. 138449. 6721. 4215. 127513. 12-17 108840. 0. 9653. 0. 118493. 5731. 3608. 109154. 12-18 96550. 0. 7899. 0. 104449. 5034. 3181. 96234. 12-19 87333. 0. 6592. 0. 93925. 4512. 2861. 86552. 12-20 80046. 0. 5574. 0. 85620. 4100. 2609. 78911. 12-21 73641. 0. 4731. 0. 78372. 3742. 2388. 72241. 12-22 67749. 0. 4016. 0. 71765. 3418. 2187. 66161. 12-23 62330. 0. 3409. 0. 65738. 3123. 2004. 60612. 12-24 57343. 0. 2893. 0. 60237. 2855. 1836. 55546. 12-25 52756. 0. 2456. 0. 55212. 2611. 1683. 50917. 12-26 48535. 0. 2085. 0. 50620. 2389. 1543. 46688. Sub-T 1674182. 0. 156858. 0. 1831040. 88777. 55752. 1686511. After 434584. 0. 11101. 0. 445684. 20823. 13596. 411265. Total 2108766. 0. 167959. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 800. 750000. 0. 0. 750800. -679726. -679726. -623116. 12-13 9600. 0. 0. 0. 9600. 387791. -291935. 338996. 12-14 9600. 0. 0. 0. 9600. 201561. -90375. 159381. 12-15 9600. 0. 0. 0. 9600. 146759. 56384. 105380. 12-16 9600. 0. 0. 0. 9600. 117913. 174297. 76931. 12-17 9600. 0. 0. 0. 9600. 99554. 273850. 59031. 12-18 9600. 0. 0. 0. 9600. 86634. 360484. 46691. 12-19 9600. 0. 0. 0. 9600. 76952. 437436. 37698. 12-20 9600. 0. 0. 0. 9600. 69311. 506747. 30865. 12-21 9600. 0. 0. 0. 9600. 62641. 569388. 25360. 12-22 9600. 0. 0. 0. 9600. 56561. 625949. 20816. 12-23 9600. 0. 0. 0. 9600. 51012. 676960. 17068. 12-24 9600. 0. 0. 0. 9600. 45946. 722906. 13975. 12-25 9600. 0. 0. 0. 9600. 41317. 764224. 11425. 12-26 9600. 0. 0. 0. 9600. 37088. 801311. 9323. Sub-T 135200. 750000. 0. 0. 885200. 801311. 801311. 329824. After 173600. 0. 0. 0. 173600. 237665. 1038976. 37065. Total 308800. 750000. 0. 0. 1058800. 1038977. 1038976. 366889. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB C-1H TABLE 169 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 983.244 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 801.022 20.0000 674.077 REMARKS PERFS: - COTULLA 25.0000 580.327 30.0000 508.094 35.0000 450.644 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-14 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-15 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-16 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-17 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-18 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-19 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-20 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 12-21 1. 10.270 0.000 14. 0.739 0.000 1. 103.83 5.01 12-22 1. 9.448 0.000 12. 0.680 0.000 1. 103.83 5.01 12-23 1. 8.692 0.000 10. 0.626 0.000 1. 103.83 5.01 12-24 1. 7.997 0.000 9. 0.576 0.000 1. 103.83 5.01 12-25 1. 7.357 0.000 7. 0.530 0.000 1. 103.83 5.01 12-26 1. 6.769 0.000 6. 0.487 0.000 0. 103.83 5.01 Sub-T 1. 220.770 0.000 432. 15.895 0.000 31. 103.83 5.01 After 1. 61.311 0.000 34. 4.414 0.000 2. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-14 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-15 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-16 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-17 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-18 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-19 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-20 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. 12-21 76776. 0. 5135. 0. 81911. 3917. 2496. 75498. 12-22 70634. 0. 4359. 0. 74993. 3576. 2285. 69131. 12-23 64983. 0. 3700. 0. 68683. 3267. 2093. 63323. 12-24 59784. 0. 3140. 0. 62925. 2986. 1918. 58021. 12-25 55002. 0. 2666. 0. 57667. 2730. 1758. 53179. 12-26 50601. 0. 2263. 0. 52864. 2497. 1612. 48755. Sub-T 1650420. 0. 155858. 0. 1806279. 87609. 54997. 1663673. After 458346. 0. 12100. 0. 470446. 21991. 14351. 434104. Total 2108766. 0. 167959. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5600. 25000. 0. 0. 30600. 287019. 287019. 244510. 12-14 9600. 0. 0. 0. 9600. 256688. 543706. 203235. 12-15 9600. 0. 0. 0. 9600. 168924. 712630. 121347. 12-16 9600. 0. 0. 0. 9600. 130485. 843116. 85152. 12-17 9600. 0. 0. 0. 9600. 107842. 950957. 63954. 12-18 9600. 0. 0. 0. 9600. 92588. 1043545. 49904. 12-19 9600. 0. 0. 0. 9600. 81474. 1125019. 39916. 12-20 9600. 0. 0. 0. 9600. 72945. 1197964. 32485. 12-21 9600. 0. 0. 0. 9600. 65898. 1263863. 26678. 12-22 9600. 0. 0. 0. 9600. 59531. 1323394. 21910. 12-23 9600. 0. 0. 0. 9600. 53723. 1377117. 17975. 12-24 9600. 0. 0. 0. 9600. 48421. 1425538. 14728. 12-25 9600. 0. 0. 0. 9600. 43579. 1469117. 12051. 12-26 9600. 0. 0. 0. 9600. 39155. 1508272. 9843. Sub-T 130400. 25000. 0. 0. 155400. 1508272. 1508272. 943687. After 178400. 0. 0. 0. 178400. 255704. 1763976. 39558. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 983244. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB C-2H TABLE 170 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 960.093 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 773.517 20.0000 644.042 REMARKS PERFS: - COTULLA 25.0000 548.839 30.0000 475.837 35.0000 418.071 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-14 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-15 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-16 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-17 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-18 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-19 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-20 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-21 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 12-22 1. 9.647 0.000 13. 0.695 0.000 1. 103.83 5.01 12-23 1. 8.876 0.000 11. 0.639 0.000 1. 103.83 5.01 12-24 1. 8.166 0.000 9. 0.588 0.000 1. 103.83 5.01 12-25 1. 7.512 0.000 8. 0.541 0.000 1. 103.83 5.01 12-26 1. 6.911 0.000 7. 0.498 0.000 0. 103.83 5.01 Sub-T 1. 219.130 0.000 431. 15.777 0.000 31. 103.83 5.01 After 1. 62.951 0.000 35. 4.532 0.000 3. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-14 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-15 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-16 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-17 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-18 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-19 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-20 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-21 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. 12-22 72122. 0. 4541. 0. 76663. 3658. 2336. 70668. 12-23 66352. 0. 3855. 0. 70206. 3341. 2140. 64725. 12-24 61044. 0. 3272. 0. 64316. 3053. 1960. 59302. 12-25 56160. 0. 2777. 0. 58937. 2792. 1797. 54349. 12-26 51667. 0. 2357. 0. 54025. 2554. 1647. 49824. Sub-T 1638163. 0. 155327. 0. 1793489. 87005. 54608. 1651877. After 470603. 0. 12632. 0. 483235. 22595. 14740. 445899. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 3200. 25000. 0. 0. 28200. 187575. 187575. 157501. 12-14 9600. 0. 0. 0. 9600. 303921. 491496. 240932. 12-15 9600. 0. 0. 0. 9600. 183471. 674967. 131837. 12-16 9600. 0. 0. 0. 9600. 138055. 813023. 90104. 12-17 9600. 0. 0. 0. 9600. 112617. 925640. 66791. 12-18 9600. 0. 0. 0. 9600. 95927. 1021567. 51707. 12-19 9600. 0. 0. 0. 9600. 83966. 1105533. 41138. 12-20 9600. 0. 0. 0. 9600. 74891. 1180424. 33352. 12-21 9600. 0. 0. 0. 9600. 67584. 1248008. 27360. 12-22 9600. 0. 0. 0. 9600. 61068. 1309077. 22475. 12-23 9600. 0. 0. 0. 9600. 55125. 1364202. 18444. 12-24 9600. 0. 0. 0. 9600. 49702. 1413904. 15118. 12-25 9600. 0. 0. 0. 9600. 44749. 1458653. 12374. 12-26 9600. 0. 0. 0. 9600. 40224. 1498877. 10112. Sub-T 128000. 25000. 0. 0. 153000. 1498877. 1498877. 919244. After 180800. 0. 0. 0. 180800. 265099. 1763976. 40849. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 960093. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB D-2H TABLE 171 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 325.682 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 185.726 20.0000 99.524 REMARKS PERFS: - COTULLA 25.0000 43.836 30.0000 6.697 35.0000 -18.579 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-15 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-16 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-17 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-18 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-19 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-20 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-21 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 12-22 1. 10.058 0.000 14. 0.724 0.000 1. 103.83 5.01 12-23 1. 9.253 0.000 12. 0.666 0.000 1. 103.83 5.01 12-24 1. 8.513 0.000 10. 0.613 0.000 1. 103.83 5.01 12-25 1. 7.832 0.000 8. 0.564 0.000 1. 103.83 5.01 12-26 1. 7.206 0.000 7. 0.519 0.000 1. 103.83 5.01 Sub-T 1. 215.746 0.000 428. 15.534 0.000 31. 103.83 5.01 After 1. 66.334 0.000 38. 4.776 0.000 3. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-15 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-16 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-17 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-18 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-19 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-20 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-21 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. 12-22 75192. 0. 4929. 0. 80121. 3828. 2441. 73851. 12-23 69177. 0. 4184. 0. 73360. 3496. 2236. 67629. 12-24 63642. 0. 3551. 0. 67194. 3194. 2048. 61952. 12-25 58551. 0. 3014. 0. 61565. 2919. 1877. 56769. 12-26 53867. 0. 2559. 0. 56426. 2670. 1720. 52036. Sub-T 1612868. 0. 154196. 0. 1767064. 85757. 53802. 1627506. After 495898. 0. 13762. 0. 509661. 23843. 15546. 470271. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 8000. 750000. 0. 0. 758000. -358804. -358804. -301868. 12-15 9600. 0. 0. 0. 9600. 224903. -133901. 161757. 12-16 9600. 0. 0. 0. 9600. 156903. 23001. 102441. 12-17 9600. 0. 0. 0. 9600. 123826. 146828. 73452. 12-18 9600. 0. 0. 0. 9600. 103508. 250336. 55799. 12-19 9600. 0. 0. 0. 9600. 89500. 339835. 43852. 12-20 9600. 0. 0. 0. 9600. 79142. 418977. 35247. 12-21 9600. 0. 0. 0. 9600. 71092. 490069. 28781. 12-22 9600. 0. 0. 0. 9600. 64251. 554320. 23647. 12-23 9600. 0. 0. 0. 9600. 58029. 612349. 19415. 12-24 9600. 0. 0. 0. 9600. 52352. 664701. 15924. 12-25 9600. 0. 0. 0. 9600. 47169. 711870. 13043. 12-26 9600. 0. 0. 0. 9600. 42436. 754306. 10668. Sub-T 123200. 750000. 0. 0. 873200. 754306. 754306. 282158. After 185600. 0. 0. 0. 185600. 284671. 1038977. 43524. Total 308800. 750000. 0. 0. 1058800. 1038976. 1038977. 325682. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB D-3H TABLE 172 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 893.858 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 696.541 20.0000 561.731 REMARKS PERFS: - COTULLA 25.0000 464.261 30.0000 390.841 35.0000 333.811 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-15 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-16 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-17 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-18 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-19 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-20 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-21 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 12-22 1. 10.270 0.000 14. 0.739 0.000 1. 103.83 5.01 12-23 1. 9.448 0.000 12. 0.680 0.000 1. 103.83 5.01 12-24 1. 8.692 0.000 10. 0.626 0.000 1. 103.83 5.01 12-25 1. 7.997 0.000 9. 0.576 0.000 1. 103.83 5.01 12-26 1. 7.357 0.000 7. 0.530 0.000 1. 103.83 5.01 Sub-T 1. 214.001 0.000 426. 15.408 0.000 31. 103.83 5.01 After 1. 68.080 0.000 40. 4.902 0.000 3. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-15 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-16 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-17 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-18 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-19 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-20 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-21 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. 12-22 76776. 0. 5135. 0. 81911. 3917. 2496. 75498. 12-23 70634. 0. 4359. 0. 74993. 3576. 2285. 69131. 12-24 64983. 0. 3700. 0. 68683. 3267. 2093. 63323. 12-25 59784. 0. 3140. 0. 62925. 2986. 1918. 58021. 12-26 55002. 0. 2666. 0. 57667. 2730. 1758. 53179. Sub-T 1599819. 0. 153596. 0. 1753414. 85111. 53386. 1614918. After 508947. 0. 14363. 0. 523310. 24489. 15962. 482859. Total 2108766. 0. 167959. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 5600. 25000. 0. 0. 30600. 287019. 287019. 222282. 12-15 9600. 0. 0. 0. 9600. 256688. 543706. 184759. 12-16 9600. 0. 0. 0. 9600. 168924. 712630. 110316. 12-17 9600. 0. 0. 0. 9600. 130485. 843116. 77411. 12-18 9600. 0. 0. 0. 9600. 107842. 950957. 58140. 12-19 9600. 0. 0. 0. 9600. 92588. 1043545. 45368. 12-20 9600. 0. 0. 0. 9600. 81474. 1125019. 36287. 12-21 9600. 0. 0. 0. 9600. 72945. 1197964. 29531. 12-22 9600. 0. 0. 0. 9600. 65898. 1263863. 24253. 12-23 9600. 0. 0. 0. 9600. 59531. 1323394. 19918. 12-24 9600. 0. 0. 0. 9600. 53723. 1377117. 16341. 12-25 9600. 0. 0. 0. 9600. 48421. 1425538. 13389. 12-26 9600. 0. 0. 0. 9600. 43579. 1469117. 10955. Sub-T 120800. 25000. 0. 0. 145800. 1469117. 1469117. 848949. After 188000. 0. 0. 0. 188000. 294859. 1763976. 44910. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 893858. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB E-1H TABLE 173 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 872.812 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 672.624 20.0000 536.701 REMARKS PERFS: - COTULLA 25.0000 439.071 30.0000 366.028 35.0000 309.683 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-15 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-16 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-17 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-18 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-19 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-20 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-21 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-22 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 12-23 1. 9.647 0.000 13. 0.695 0.000 1. 103.83 5.01 12-24 1. 8.876 0.000 11. 0.639 0.000 1. 103.83 5.01 12-25 1. 8.166 0.000 9. 0.588 0.000 1. 103.83 5.01 12-26 1. 7.512 0.000 8. 0.541 0.000 1. 103.83 5.01 Sub-T 1. 212.219 0.000 424. 15.280 0.000 31. 103.83 5.01 After 1. 69.862 0.000 42. 5.030 0.000 3. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-15 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-16 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-17 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-18 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-19 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-20 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-21 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-22 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. 12-23 72122. 0. 4541. 0. 76663. 3658. 2336. 70668. 12-24 66352. 0. 3855. 0. 70206. 3341. 2140. 64725. 12-25 61044. 0. 3272. 0. 64316. 3053. 1960. 59302. 12-26 56160. 0. 2777. 0. 58937. 2792. 1797. 54349. Sub-T 1586496. 0. 152969. 0. 1739465. 84452. 52960. 1602053. After 522271. 0. 14989. 0. 537260. 25149. 16388. 495723. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 3200. 25000. 0. 0. 28200. 187575. 187575. 143182. 12-15 9600. 0. 0. 0. 9600. 303921. 491496. 219029. 12-16 9600. 0. 0. 0. 9600. 183471. 674967. 119852. 12-17 9600. 0. 0. 0. 9600. 138055. 813023. 81913. 12-18 9600. 0. 0. 0. 9600. 112617. 925640. 60719. 12-19 9600. 0. 0. 0. 9600. 95927. 1021567. 47006. 12-20 9600. 0. 0. 0. 9600. 83966. 1105533. 37398. 12-21 9600. 0. 0. 0. 9600. 74891. 1180424. 30320. 12-22 9600. 0. 0. 0. 9600. 67584. 1248008. 24873. 12-23 9600. 0. 0. 0. 9600. 61068. 1309077. 20432. 12-24 9600. 0. 0. 0. 9600. 55125. 1364202. 16767. 12-25 9600. 0. 0. 0. 9600. 49702. 1413904. 13743. 12-26 9600. 0. 0. 0. 9600. 44749. 1458653. 11249. Sub-T 118400. 25000. 0. 0. 143400. 1458653. 1458653. 826484. After 190400. 0. 0. 0. 190400. 305324. 1763976. 46328. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 872812. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB E-2H TABLE 174 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 832.193 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 627.225 20.0000 489.939 REMARKS PERFS: - COTULLA 25.0000 392.717 30.0000 321.028 35.0000 266.532 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-16 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-17 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-18 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-19 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-20 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-21 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-22 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 12-23 1. 10.058 0.000 14. 0.724 0.000 1. 103.83 5.01 12-24 1. 9.253 0.000 12. 0.666 0.000 1. 103.83 5.01 12-25 1. 8.513 0.000 10. 0.613 0.000 1. 103.83 5.01 12-26 1. 7.832 0.000 8. 0.564 0.000 1. 103.83 5.01 Sub-T 1. 208.541 0.000 421. 15.015 0.000 30. 103.83 5.01 After 1. 73.540 0.000 45. 5.295 0.000 3. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-16 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-17 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-18 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-19 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-20 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-21 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-22 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. 12-23 75192. 0. 4929. 0. 80121. 3828. 2441. 73851. 12-24 69177. 0. 4184. 0. 73360. 3496. 2236. 67629. 12-25 63642. 0. 3551. 0. 67194. 3194. 2048. 61952. 12-26 58551. 0. 3014. 0. 61565. 2919. 1877. 56769. Sub-T 1559001. 0. 151638. 0. 1710638. 83087. 52082. 1575470. After 549765. 0. 16321. 0. 566086. 26513. 17266. 522307. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 8000. 25000. 0. 0. 33000. 366196. 366196. 261694. 12-16 9600. 0. 0. 0. 9600. 224903. 591098. 147052. 12-17 9600. 0. 0. 0. 9600. 156903. 748001. 93128. 12-18 9600. 0. 0. 0. 9600. 123826. 871828. 66775. 12-19 9600. 0. 0. 0. 9600. 103508. 975336. 50727. 12-20 9600. 0. 0. 0. 9600. 89500. 1064835. 39866. 12-21 9600. 0. 0. 0. 9600. 79142. 1143977. 32043. 12-22 9600. 0. 0. 0. 9600. 71092. 1215069. 26164. 12-23 9600. 0. 0. 0. 9600. 64251. 1279320. 21497. 12-24 9600. 0. 0. 0. 9600. 58029. 1337348. 17650. 12-25 9600. 0. 0. 0. 9600. 52352. 1389700. 14476. 12-26 9600. 0. 0. 0. 9600. 47169. 1436870. 11857. Sub-T 113600. 25000. 0. 0. 138600. 1436870. 1436870. 782928. After 195200. 0. 0. 0. 195200. 327107. 1763976. 49265. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 832193. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB E-3H TABLE 175 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 812.599 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 605.688 20.0000 468.109 REMARKS PERFS: - COTULLA 25.0000 371.409 30.0000 300.647 35.0000 247.267 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-16 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-17 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-18 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-19 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-20 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-21 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-22 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 12-23 1. 10.270 0.000 14. 0.739 0.000 1. 103.83 5.01 12-24 1. 9.448 0.000 12. 0.680 0.000 1. 103.83 5.01 12-25 1. 8.692 0.000 10. 0.626 0.000 1. 103.83 5.01 12-26 1. 7.997 0.000 9. 0.576 0.000 1. 103.83 5.01 Sub-T 1. 206.644 0.000 419. 14.878 0.000 30. 103.83 5.01 After 1. 75.437 0.000 47. 5.431 0.000 3. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-16 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-17 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-18 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-19 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-20 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-21 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-22 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. 12-23 76776. 0. 5135. 0. 81911. 3917. 2496. 75498. 12-24 70634. 0. 4359. 0. 74993. 3576. 2285. 69131. 12-25 64983. 0. 3700. 0. 68683. 3267. 2093. 63323. 12-26 59784. 0. 3140. 0. 62925. 2986. 1918. 58021. Sub-T 1544817. 0. 150930. 0. 1695747. 82381. 51628. 1561738. After 563949. 0. 17029. 0. 580977. 27219. 17720. 536038. Total 2108766. 0. 167959. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 5600. 25000. 0. 0. 30600. 287019. 287019. 202074. 12-16 9600. 0. 0. 0. 9600. 256688. 543706. 167963. 12-17 9600. 0. 0. 0. 9600. 168924. 712630. 100287. 12-18 9600. 0. 0. 0. 9600. 130485. 843116. 70374. 12-19 9600. 0. 0. 0. 9600. 107842. 950957. 52854. 12-20 9600. 0. 0. 0. 9600. 92588. 1043545. 41243. 12-21 9600. 0. 0. 0. 9600. 81474. 1125019. 32988. 12-22 9600. 0. 0. 0. 9600. 72945. 1197964. 26847. 12-23 9600. 0. 0. 0. 9600. 65898. 1263863. 22048. 12-24 9600. 0. 0. 0. 9600. 59531. 1323394. 18107. 12-25 9600. 0. 0. 0. 9600. 53723. 1377117. 14855. 12-26 9600. 0. 0. 0. 9600. 48421. 1425538. 12172. Sub-T 111200. 25000. 0. 0. 136200. 1425538. 1425538. 761813. After 197600. 0. 0. 0. 197600. 338438. 1763976. 50786. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 812599. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB F-1H TABLE 176 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 793.465 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 584.890 20.0000 447.251 REMARKS PERFS: - COTULLA 25.0000 351.257 30.0000 281.560 35.0000 229.394 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-16 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-17 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-18 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-19 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-20 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-21 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-22 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-23 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 12-24 1. 9.647 0.000 13. 0.695 0.000 1. 103.83 5.01 12-25 1. 8.876 0.000 11. 0.639 0.000 1. 103.83 5.01 12-26 1. 8.166 0.000 9. 0.588 0.000 1. 103.83 5.01 Sub-T 1. 204.706 0.000 417. 14.739 0.000 30. 103.83 5.01 After 1. 77.374 0.000 49. 5.571 0.000 4. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-16 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-17 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-18 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-19 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-20 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-21 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-22 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-23 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. 12-24 72122. 0. 4541. 0. 76663. 3658. 2336. 70668. 12-25 66352. 0. 3855. 0. 70206. 3341. 2140. 64725. 12-26 61044. 0. 3272. 0. 64316. 3053. 1960. 59302. Sub-T 1530335. 0. 150192. 0. 1680527. 81660. 51164. 1547704. After 578431. 0. 17766. 0. 596197. 27940. 18184. 550072. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 3200. 25000. 0. 0. 28200. 187575. 187575. 130166. 12-16 9600. 0. 0. 0. 9600. 303921. 491496. 199118. 12-17 9600. 0. 0. 0. 9600. 183471. 674967. 108956. 12-18 9600. 0. 0. 0. 9600. 138055. 813023. 74466. 12-19 9600. 0. 0. 0. 9600. 112617. 925640. 55199. 12-20 9600. 0. 0. 0. 9600. 95927. 1021567. 42733. 12-21 9600. 0. 0. 0. 9600. 83966. 1105533. 33998. 12-22 9600. 0. 0. 0. 9600. 74891. 1180424. 27564. 12-23 9600. 0. 0. 0. 9600. 67584. 1248008. 22612. 12-24 9600. 0. 0. 0. 9600. 61068. 1309077. 18575. 12-25 9600. 0. 0. 0. 9600. 55125. 1364202. 15243. 12-26 9600. 0. 0. 0. 9600. 49702. 1413904. 12494. Sub-T 108800. 25000. 0. 0. 133800. 1413904. 1413904. 741123. After 200000. 0. 0. 0. 200000. 350073. 1763976. 52343. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 793465. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB F-2H TABLE 177 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 275.649 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 145.430 20.0000 72.337 REMARKS PERFS: - COTULLA 25.0000 29.665 30.0000 4.231 35.0000 -10.988 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 9.161 0.000 24. 0.660 0.000 2. 103.83 5.01 12-16 1. 51.425 0.000 131. 3.703 0.000 9. 103.83 5.01 12-17 1. 27.564 0.000 65. 1.985 0.000 5. 103.83 5.01 12-18 1. 20.569 0.000 44. 1.481 0.000 3. 103.83 5.01 12-19 1. 16.895 0.000 34. 1.216 0.000 2. 103.83 5.01 12-20 1. 14.559 0.000 27. 1.048 0.000 2. 103.83 5.01 12-21 1. 12.915 0.000 22. 0.930 0.000 2. 103.83 5.01 12-22 1. 11.682 0.000 18. 0.841 0.000 1. 103.83 5.01 12-23 1. 10.707 0.000 15. 0.771 0.000 1. 103.83 5.01 12-24 1. 9.851 0.000 13. 0.709 0.000 1. 103.83 5.01 12-25 1. 9.063 0.000 11. 0.653 0.000 1. 103.83 5.01 12-26 1. 8.338 0.000 9. 0.600 0.000 1. 103.83 5.01 Sub-T 1. 202.728 0.000 414. 14.596 0.000 30. 103.83 5.01 After 1. 79.352 0.000 51. 5.713 0.000 4. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 68484. 0. 8746. 0. 77229. 3806. 2350. 71074. 12-16 384437. 0. 47324. 0. 431761. 21233. 13137. 397391. 12-17 206062. 0. 23306. 0. 229368. 11227. 6981. 211161. 12-18 153772. 0. 16031. 0. 169803. 8276. 5169. 156359. 12-19 126305. 0. 12144. 0. 138449. 6721. 4215. 127513. 12-20 108840. 0. 9653. 0. 118493. 5731. 3608. 109154. 12-21 96550. 0. 7899. 0. 104449. 5034. 3181. 96234. 12-22 87333. 0. 6592. 0. 93925. 4512. 2861. 86552. 12-23 80046. 0. 5574. 0. 85620. 4100. 2609. 78911. 12-24 73641. 0. 4731. 0. 78372. 3742. 2388. 72241. 12-25 67749. 0. 4016. 0. 71765. 3418. 2187. 66161. 12-26 62330. 0. 3409. 0. 65738. 3123. 2004. 60612. Sub-T 1515548. 0. 149424. 0. 1664972. 80922. 50690. 1533360. After 593218. 0. 18535. 0. 611753. 28678. 18658. 564416. Total 2108766. 0. 167959. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 800. 750000. 0. 0. 750800. -679726. -679726. -468156. 12-16 9600. 0. 0. 0. 9600. 387791. -291935. 254693. 12-17 9600. 0. 0. 0. 9600. 201561. -90375. 119745. 12-18 9600. 0. 0. 0. 9600. 146759. 56384. 79174. 12-19 9600. 0. 0. 0. 9600. 117913. 174297. 57800. 12-20 9600. 0. 0. 0. 9600. 99554. 273850. 44351. 12-21 9600. 0. 0. 0. 9600. 86634. 360484. 35080. 12-22 9600. 0. 0. 0. 9600. 76952. 437436. 28323. 12-23 9600. 0. 0. 0. 9600. 69311. 506747. 23190. 12-24 9600. 0. 0. 0. 9600. 62641. 569388. 19053. 12-25 9600. 0. 0. 0. 9600. 56561. 625949. 15640. 12-26 9600. 0. 0. 0. 9600. 51012. 676960. 12823. Sub-T 106400. 750000. 0. 0. 856400. 676960. 676960. 221713. After 202400. 0. 0. 0. 202400. 362016. 1038976. 53936. Total 308800. 750000. 0. 0. 1058800. 1038976. 1038976. 275649. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB G-1H TABLE 178 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 756.539 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 545.413 20.0000 408.283 REMARKS PERFS: - COTULLA 25.0000 314.174 30.0000 246.945 35.0000 197.431 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-17 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-18 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-19 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-20 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-21 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-22 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-23 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 12-24 1. 10.058 0.000 14. 0.724 0.000 1. 103.83 5.01 12-25 1. 9.253 0.000 12. 0.666 0.000 1. 103.83 5.01 12-26 1. 8.513 0.000 10. 0.613 0.000 1. 103.83 5.01 Sub-T 1. 200.709 0.000 412. 14.451 0.000 30. 103.83 5.01 After 1. 81.372 0.000 54. 5.859 0.000 4. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-17 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-18 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-19 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-20 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-21 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-22 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-23 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. 12-24 75192. 0. 4929. 0. 80121. 3828. 2441. 73851. 12-25 69177. 0. 4184. 0. 73360. 3496. 2236. 67629. 12-26 63642. 0. 3551. 0. 67194. 3194. 2048. 61952. Sub-T 1500450. 0. 148623. 0. 1649073. 80167. 50205. 1518700. After 608316. 0. 19335. 0. 627652. 29433. 19143. 579076. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 8000. 25000. 0. 0. 33000. 366196. 366196. 237903. 12-17 9600. 0. 0. 0. 9600. 224903. 591098. 133683. 12-18 9600. 0. 0. 0. 9600. 156903. 748001. 84662. 12-19 9600. 0. 0. 0. 9600. 123826. 871828. 60704. 12-20 9600. 0. 0. 0. 9600. 103508. 975336. 46115. 12-21 9600. 0. 0. 0. 9600. 89500. 1064835. 36242. 12-22 9600. 0. 0. 0. 9600. 79142. 1143977. 29130. 12-23 9600. 0. 0. 0. 9600. 71092. 1215069. 23786. 12-24 9600. 0. 0. 0. 9600. 64251. 1279320. 19543. 12-25 9600. 0. 0. 0. 9600. 58029. 1337348. 16046. 12-26 9600. 0. 0. 0. 9600. 52352. 1389700. 13160. Sub-T 104000. 25000. 0. 0. 129000. 1389700. 1389700. 700973. After 204800. 0. 0. 0. 204800. 374276. 1763976. 55566. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 756539. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB G-2H TABLE 179 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 738.726 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 526.685 20.0000 390.091 REMARKS PERFS: - COTULLA 25.0000 297.127 30.0000 231.267 35.0000 183.161 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-17 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-18 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-19 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-20 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-21 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-22 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-23 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 12-24 1. 10.270 0.000 14. 0.739 0.000 1. 103.83 5.01 12-25 1. 9.448 0.000 12. 0.680 0.000 1. 103.83 5.01 12-26 1. 8.692 0.000 10. 0.626 0.000 1. 103.83 5.01 Sub-T 1. 198.646 0.000 410. 14.303 0.000 30. 103.83 5.01 After 1. 83.434 0.000 56. 6.007 0.000 4. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-17 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-18 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-19 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-20 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-21 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-22 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-23 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. 12-24 76776. 0. 5135. 0. 81911. 3917. 2496. 75498. 12-25 70634. 0. 4359. 0. 74993. 3576. 2285. 69131. 12-26 64983. 0. 3700. 0. 68683. 3267. 2093. 63323. Sub-T 1485033. 0. 147789. 0. 1632822. 79396. 49710. 1503717. After 623733. 0. 20169. 0. 643902. 30204. 19638. 594060. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 5600. 25000. 0. 0. 30600. 287019. 287019. 183704. 12-17 9600. 0. 0. 0. 9600. 256688. 543706. 152694. 12-18 9600. 0. 0. 0. 9600. 168924. 712630. 91170. 12-19 9600. 0. 0. 0. 9600. 130485. 843116. 63976. 12-20 9600. 0. 0. 0. 9600. 107842. 950957. 48049. 12-21 9600. 0. 0. 0. 9600. 92588. 1043545. 37494. 12-22 9600. 0. 0. 0. 9600. 81474. 1125019. 29989. 12-23 9600. 0. 0. 0. 9600. 72945. 1197964. 24406. 12-24 9600. 0. 0. 0. 9600. 65898. 1263863. 20044. 12-25 9600. 0. 0. 0. 9600. 59531. 1323394. 16461. 12-26 9600. 0. 0. 0. 9600. 53723. 1377117. 13505. Sub-T 101600. 25000. 0. 0. 126600. 1377117. 1377117. 681492. After 207200. 0. 0. 0. 207200. 386860. 1763976. 57235. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 738726. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB H-1H TABLE 180 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 721.332 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 508.600 20.0000 372.709 REMARKS PERFS: - COTULLA 25.0000 281.006 30.0000 216.585 35.0000 169.922 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-17 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-18 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-19 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-20 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-21 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-22 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-23 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-24 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 12-25 1. 9.647 0.000 13. 0.695 0.000 1. 103.83 5.01 12-26 1. 8.876 0.000 11. 0.639 0.000 1. 103.83 5.01 Sub-T 1. 196.541 0.000 408. 14.151 0.000 29. 103.83 5.01 After 1. 85.540 0.000 58. 6.159 0.000 4. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-17 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-18 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-19 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-20 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-21 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-22 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-23 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-24 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. 12-25 72122. 0. 4541. 0. 76663. 3658. 2336. 70668. 12-26 66352. 0. 3855. 0. 70206. 3341. 2140. 64725. Sub-T 1469292. 0. 146920. 0. 1616212. 78606. 49203. 1488402. After 639475. 0. 21038. 0. 660513. 30994. 20145. 609374. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 3200. 25000. 0. 0. 28200. 187575. 187575. 118333. 12-17 9600. 0. 0. 0. 9600. 303921. 491496. 181016. 12-18 9600. 0. 0. 0. 9600. 183471. 674967. 99051. 12-19 9600. 0. 0. 0. 9600. 138055. 813023. 67697. 12-20 9600. 0. 0. 0. 9600. 112617. 925640. 50181. 12-21 9600. 0. 0. 0. 9600. 95927. 1021567. 38848. 12-22 9600. 0. 0. 0. 9600. 83966. 1105533. 30907. 12-23 9600. 0. 0. 0. 9600. 74891. 1180424. 25058. 12-24 9600. 0. 0. 0. 9600. 67584. 1248008. 20556. 12-25 9600. 0. 0. 0. 9600. 61068. 1309077. 16886. 12-26 9600. 0. 0. 0. 9600. 55125. 1364202. 13857. Sub-T 99200. 25000. 0. 0. 124200. 1364202. 1364202. 662390. After 209600. 0. 0. 0. 209600. 399774. 1763976. 58942. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 721332. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB H-2H TABLE 181 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 704.348 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 491.136 20.0000 356.102 REMARKS PERFS: - COTULLA 25.0000 265.759 30.0000 202.835 35.0000 157.640 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 9.161 0.000 24. 0.660 0.000 2. 103.83 5.01 12-17 1. 51.425 0.000 131. 3.703 0.000 9. 103.83 5.01 12-18 1. 27.564 0.000 65. 1.985 0.000 5. 103.83 5.01 12-19 1. 20.569 0.000 44. 1.481 0.000 3. 103.83 5.01 12-20 1. 16.895 0.000 34. 1.216 0.000 2. 103.83 5.01 12-21 1. 14.559 0.000 27. 1.048 0.000 2. 103.83 5.01 12-22 1. 12.915 0.000 22. 0.930 0.000 2. 103.83 5.01 12-23 1. 11.682 0.000 18. 0.841 0.000 1. 103.83 5.01 12-24 1. 10.707 0.000 15. 0.771 0.000 1. 103.83 5.01 12-25 1. 9.851 0.000 13. 0.709 0.000 1. 103.83 5.01 12-26 1. 9.063 0.000 11. 0.653 0.000 1. 103.83 5.01 Sub-T 1. 194.391 0.000 405. 13.996 0.000 29. 103.83 5.01 After 1. 87.690 0.000 61. 6.314 0.000 4. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 68484. 0. 8746. 0. 77229. 3806. 2350. 71074. 12-17 384437. 0. 47324. 0. 431761. 21233. 13137. 397391. 12-18 206062. 0. 23306. 0. 229368. 11227. 6981. 211161. 12-19 153772. 0. 16031. 0. 169803. 8276. 5169. 156359. 12-20 126305. 0. 12144. 0. 138449. 6721. 4215. 127513. 12-21 108840. 0. 9653. 0. 118493. 5731. 3608. 109154. 12-22 96550. 0. 7899. 0. 104449. 5034. 3181. 96234. 12-23 87333. 0. 6592. 0. 93925. 4512. 2861. 86552. 12-24 80046. 0. 5574. 0. 85620. 4100. 2609. 78911. 12-25 73641. 0. 4731. 0. 78372. 3742. 2388. 72241. 12-26 67749. 0. 4016. 0. 71765. 3418. 2187. 66161. Sub-T 1453219. 0. 146015. 0. 1599234. 77799. 48686. 1472749. After 655547. 0. 21943. 0. 677491. 31801. 20662. 625028. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 800. 25000. 0. 0. 25800. 45274. 45274. 28161. 12-17 9600. 0. 0. 0. 9600. 387791. 433064. 231539. 12-18 9600. 0. 0. 0. 9600. 201561. 634625. 108859. 12-19 9600. 0. 0. 0. 9600. 146759. 781384. 71976. 12-20 9600. 0. 0. 0. 9600. 117913. 899297. 52545. 12-21 9600. 0. 0. 0. 9600. 99554. 998850. 40319. 12-22 9600. 0. 0. 0. 9600. 86634. 1085484. 31891. 12-23 9600. 0. 0. 0. 9600. 76952. 1162436. 25748. 12-24 9600. 0. 0. 0. 9600. 69311. 1231747. 21082. 12-25 9600. 0. 0. 0. 9600. 62641. 1294388. 17321. 12-26 9600. 0. 0. 0. 9600. 56561. 1350949. 14218. Sub-T 96800. 25000. 0. 0. 121800. 1350949. 1350949. 643658. After 212000. 0. 0. 0. 212000. 413028. 1763976. 60690. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 704348. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB I-1H TABLE 182 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 687.763 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 474.272 20.0000 340.236 REMARKS PERFS: - COTULLA 25.0000 251.339 30.0000 189.957 35.0000 146.245 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-18 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-19 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-20 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-21 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-22 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-23 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-24 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 12-25 1. 10.058 0.000 14. 0.724 0.000 1. 103.83 5.01 12-26 1. 9.253 0.000 12. 0.666 0.000 1. 103.83 5.01 Sub-T 1. 192.195 0.000 402. 13.838 0.000 29. 103.83 5.01 After 1. 89.885 0.000 63. 6.472 0.000 5. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-18 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-19 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-20 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-21 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-22 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-23 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-24 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. 12-25 75192. 0. 4929. 0. 80121. 3828. 2441. 73851. 12-26 69177. 0. 4184. 0. 73360. 3496. 2236. 67629. Sub-T 1436807. 0. 145072. 0. 1581879. 76974. 48157. 1456749. After 671959. 0. 22886. 0. 694845. 32627. 21191. 641028. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 8000. 25000. 0. 0. 33000. 366196. 366196. 216276. 12-18 9600. 0. 0. 0. 9600. 224903. 591098. 121530. 12-19 9600. 0. 0. 0. 9600. 156903. 748001. 76966. 12-20 9600. 0. 0. 0. 9600. 123826. 871828. 55186. 12-21 9600. 0. 0. 0. 9600. 103508. 975336. 41923. 12-22 9600. 0. 0. 0. 9600. 89500. 1064835. 32947. 12-23 9600. 0. 0. 0. 9600. 79142. 1143977. 26481. 12-24 9600. 0. 0. 0. 9600. 71092. 1215069. 21623. 12-25 9600. 0. 0. 0. 9600. 64251. 1279320. 17766. 12-26 9600. 0. 0. 0. 9600. 58029. 1337348. 14587. Sub-T 94400. 25000. 0. 0. 119400. 1337348. 1337348. 625285. After 214400. 0. 0. 0. 214400. 426628. 1763976. 62478. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 687763. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB I-2H TABLE 183 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 238.928 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 117.925 20.0000 55.028 REMARKS PERFS: - COTULLA 25.0000 21.226 30.0000 2.855 35.0000 -7.005 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-18 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-19 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-20 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-21 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-22 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-23 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-24 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 12-25 1. 10.270 0.000 14. 0.739 0.000 1. 103.83 5.01 12-26 1. 9.448 0.000 12. 0.680 0.000 1. 103.83 5.01 Sub-T 1. 189.954 0.000 400. 13.677 0.000 29. 103.83 5.01 After 1. 92.127 0.000 66. 6.633 0.000 5. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-18 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-19 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-20 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-21 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-22 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-23 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-24 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. 12-25 76776. 0. 5135. 0. 81911. 3917. 2496. 75498. 12-26 70634. 0. 4359. 0. 74993. 3576. 2285. 69131. Sub-T 1420050. 0. 144090. 0. 1564139. 76129. 47616. 1440394. After 688716. 0. 23869. 0. 712585. 33471. 21732. 657382. Total 2108766. 0. 167959. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 5600. 750000. 0. 0. 755600. -437981. -437981. -265637. 12-18 9600. 0. 0. 0. 9600. 256688. -181293. 138812. 12-19 9600. 0. 0. 0. 9600. 168924. -12370. 82882. 12-20 9600. 0. 0. 0. 9600. 130485. 118116. 58160. 12-21 9600. 0. 0. 0. 9600. 107842. 225957. 43681. 12-22 9600. 0. 0. 0. 9600. 92588. 318545. 34085. 12-23 9600. 0. 0. 0. 9600. 81474. 400020. 27263. 12-24 9600. 0. 0. 0. 9600. 72945. 472965. 22187. 12-25 9600. 0. 0. 0. 9600. 65898. 538863. 18221. 12-26 9600. 0. 0. 0. 9600. 59531. 598394. 14965. Sub-T 92000. 750000. 0. 0. 842000. 598394. 598394. 174620. After 216800. 0. 0. 0. 216800. 440582. 1038976. 64308. Total 308800. 750000. 0. 0. 1058800. 1038977. 1038976. 238928. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB J-1H TABLE 184 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 655.756 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 442.261 20.0000 310.591 REMARKS PERFS: - COTULLA 25.0000 224.804 30.0000 166.604 35.0000 125.868 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-18 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-19 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-20 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-21 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-22 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-23 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-24 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-25 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 12-26 1. 9.647 0.000 13. 0.695 0.000 1. 103.83 5.01 Sub-T 1. 187.665 0.000 397. 13.512 0.000 29. 103.83 5.01 After 1. 94.415 0.000 69. 6.798 0.000 5. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-18 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-19 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-20 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-21 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-22 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-23 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-24 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-25 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. 12-26 72122. 0. 4541. 0. 76663. 3658. 2336. 70668. Sub-T 1402940. 0. 143066. 0. 1546005. 75265. 47064. 1423676. After 705826. 0. 24893. 0. 730719. 34335. 22284. 674100. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 3200. 25000. 0. 0. 28200. 187575. 187575. 107575. 12-18 9600. 0. 0. 0. 9600. 303921. 491496. 164560. 12-19 9600. 0. 0. 0. 9600. 183471. 674967. 90046. 12-20 9600. 0. 0. 0. 9600. 138055. 813023. 61542. 12-21 9600. 0. 0. 0. 9600. 112617. 925640. 45619. 12-22 9600. 0. 0. 0. 9600. 95927. 1021567. 35317. 12-23 9600. 0. 0. 0. 9600. 83966. 1105533. 28098. 12-24 9600. 0. 0. 0. 9600. 74891. 1180424. 22780. 12-25 9600. 0. 0. 0. 9600. 67584. 1248008. 18688. 12-26 9600. 0. 0. 0. 9600. 61068. 1309077. 15351. Sub-T 89600. 25000. 0. 0. 114600. 1309077. 1309077. 589575. After 219200. 0. 0. 0. 219200. 454900. 1763976. 66181. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 655756. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB J-2H TABLE 185 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 655.756 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 442.261 20.0000 310.591 REMARKS PERFS: - COTULLA 25.0000 224.804 30.0000 166.604 35.0000 125.868 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-18 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-19 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-20 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-21 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-22 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-23 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-24 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-25 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 12-26 1. 9.647 0.000 13. 0.695 0.000 1. 103.83 5.01 Sub-T 1. 187.665 0.000 397. 13.512 0.000 29. 103.83 5.01 After 1. 94.415 0.000 69. 6.798 0.000 5. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-18 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-19 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-20 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-21 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-22 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-23 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-24 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-25 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. 12-26 72122. 0. 4541. 0. 76663. 3658. 2336. 70668. Sub-T 1402940. 0. 143066. 0. 1546005. 75265. 47064. 1423676. After 705826. 0. 24893. 0. 730719. 34335. 22284. 674100. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 3200. 25000. 0. 0. 28200. 187575. 187575. 107575. 12-18 9600. 0. 0. 0. 9600. 303921. 491496. 164560. 12-19 9600. 0. 0. 0. 9600. 183471. 674967. 90046. 12-20 9600. 0. 0. 0. 9600. 138055. 813023. 61542. 12-21 9600. 0. 0. 0. 9600. 112617. 925640. 45619. 12-22 9600. 0. 0. 0. 9600. 95927. 1021567. 35317. 12-23 9600. 0. 0. 0. 9600. 83966. 1105533. 28098. 12-24 9600. 0. 0. 0. 9600. 74891. 1180424. 22780. 12-25 9600. 0. 0. 0. 9600. 67584. 1248008. 18688. 12-26 9600. 0. 0. 0. 9600. 61068. 1309077. 15351. Sub-T 89600. 25000. 0. 0. 114600. 1309077. 1309077. 589575. After 219200. 0. 0. 0. 219200. 454900. 1763976. 66181. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 655756. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB J-3H TABLE 186 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 640.316 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 427.075 20.0000 296.752 REMARKS PERFS: - COTULLA 25.0000 212.607 30.0000 156.027 35.0000 116.770 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 9.161 0.000 24. 0.660 0.000 2. 103.83 5.01 12-18 1. 51.425 0.000 131. 3.703 0.000 9. 103.83 5.01 12-19 1. 27.564 0.000 65. 1.985 0.000 5. 103.83 5.01 12-20 1. 20.569 0.000 44. 1.481 0.000 3. 103.83 5.01 12-21 1. 16.895 0.000 34. 1.216 0.000 2. 103.83 5.01 12-22 1. 14.559 0.000 27. 1.048 0.000 2. 103.83 5.01 12-23 1. 12.915 0.000 22. 0.930 0.000 2. 103.83 5.01 12-24 1. 11.682 0.000 18. 0.841 0.000 1. 103.83 5.01 12-25 1. 10.707 0.000 15. 0.771 0.000 1. 103.83 5.01 12-26 1. 9.851 0.000 13. 0.709 0.000 1. 103.83 5.01 Sub-T 1. 185.328 0.000 394. 13.344 0.000 28. 103.83 5.01 After 1. 96.752 0.000 72. 6.966 0.000 5. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 68484. 0. 8746. 0. 77229. 3806. 2350. 71074. 12-18 384437. 0. 47324. 0. 431761. 21233. 13137. 397391. 12-19 206062. 0. 23306. 0. 229368. 11227. 6981. 211161. 12-20 153772. 0. 16031. 0. 169803. 8276. 5169. 156359. 12-21 126305. 0. 12144. 0. 138449. 6721. 4215. 127513. 12-22 108840. 0. 9653. 0. 118493. 5731. 3608. 109154. 12-23 96550. 0. 7899. 0. 104449. 5034. 3181. 96234. 12-24 87333. 0. 6592. 0. 93925. 4512. 2861. 86552. 12-25 80046. 0. 5574. 0. 85620. 4100. 2609. 78911. 12-26 73641. 0. 4731. 0. 78372. 3742. 2388. 72241. Sub-T 1385469. 0. 141999. 0. 1527468. 74382. 46499. 1406588. After 723297. 0. 25959. 0. 749256. 35219. 22849. 691188. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 800. 25000. 0. 0. 25800. 45274. 45274. 25601. 12-18 9600. 0. 0. 0. 9600. 387791. 433064. 210490. 12-19 9600. 0. 0. 0. 9600. 201561. 634625. 98963. 12-20 9600. 0. 0. 0. 9600. 146759. 781384. 65433. 12-21 9600. 0. 0. 0. 9600. 117913. 899297. 47768. 12-22 9600. 0. 0. 0. 9600. 99554. 998850. 36654. 12-23 9600. 0. 0. 0. 9600. 86634. 1085484. 28992. 12-24 9600. 0. 0. 0. 9600. 76952. 1162436. 23407. 12-25 9600. 0. 0. 0. 9600. 69311. 1231747. 19165. 12-26 9600. 0. 0. 0. 9600. 62641. 1294388. 15746. Sub-T 87200. 25000. 0. 0. 112200. 1294388. 1294388. 572218. After 221600. 0. 0. 0. 221600. 469588. 1763976. 68098. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 640316. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB K-1H TABLE 187 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 640.316 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 427.075 20.0000 296.752 REMARKS PERFS: - COTULLA 25.0000 212.607 30.0000 156.027 35.0000 116.770 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 9.161 0.000 24. 0.660 0.000 2. 103.83 5.01 12-18 1. 51.425 0.000 131. 3.703 0.000 9. 103.83 5.01 12-19 1. 27.564 0.000 65. 1.985 0.000 5. 103.83 5.01 12-20 1. 20.569 0.000 44. 1.481 0.000 3. 103.83 5.01 12-21 1. 16.895 0.000 34. 1.216 0.000 2. 103.83 5.01 12-22 1. 14.559 0.000 27. 1.048 0.000 2. 103.83 5.01 12-23 1. 12.915 0.000 22. 0.930 0.000 2. 103.83 5.01 12-24 1. 11.682 0.000 18. 0.841 0.000 1. 103.83 5.01 12-25 1. 10.707 0.000 15. 0.771 0.000 1. 103.83 5.01 12-26 1. 9.851 0.000 13. 0.709 0.000 1. 103.83 5.01 Sub-T 1. 185.328 0.000 394. 13.344 0.000 28. 103.83 5.01 After 1. 96.752 0.000 72. 6.966 0.000 5. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 68484. 0. 8746. 0. 77229. 3806. 2350. 71074. 12-18 384437. 0. 47324. 0. 431761. 21233. 13137. 397391. 12-19 206062. 0. 23306. 0. 229368. 11227. 6981. 211161. 12-20 153772. 0. 16031. 0. 169803. 8276. 5169. 156359. 12-21 126305. 0. 12144. 0. 138449. 6721. 4215. 127513. 12-22 108840. 0. 9653. 0. 118493. 5731. 3608. 109154. 12-23 96550. 0. 7899. 0. 104449. 5034. 3181. 96234. 12-24 87333. 0. 6592. 0. 93925. 4512. 2861. 86552. 12-25 80046. 0. 5574. 0. 85620. 4100. 2609. 78911. 12-26 73641. 0. 4731. 0. 78372. 3742. 2388. 72241. Sub-T 1385469. 0. 141999. 0. 1527468. 74382. 46499. 1406588. After 723297. 0. 25959. 0. 749256. 35219. 22849. 691188. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 800. 25000. 0. 0. 25800. 45274. 45274. 25601. 12-18 9600. 0. 0. 0. 9600. 387791. 433064. 210490. 12-19 9600. 0. 0. 0. 9600. 201561. 634625. 98963. 12-20 9600. 0. 0. 0. 9600. 146759. 781384. 65433. 12-21 9600. 0. 0. 0. 9600. 117913. 899297. 47768. 12-22 9600. 0. 0. 0. 9600. 99554. 998850. 36654. 12-23 9600. 0. 0. 0. 9600. 86634. 1085484. 28992. 12-24 9600. 0. 0. 0. 9600. 76952. 1162436. 23407. 12-25 9600. 0. 0. 0. 9600. 69311. 1231747. 19165. 12-26 9600. 0. 0. 0. 9600. 62641. 1294388. 15746. Sub-T 87200. 25000. 0. 0. 112200. 1294388. 1294388. 572218. After 221600. 0. 0. 0. 221600. 469588. 1763976. 68098. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 640316. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB K-2H TABLE 188 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0224862 0.0224862 0.0720000 96.83 0.00 5.01 10.0000 434.998 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 276.989 20.0000 184.651 REMARKS PERFS: - COTULLA 25.0000 127.453 30.0000 90.428 35.0000 65.619 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 51.587 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 30.548 0.000 63. 1.758 0.000 5. 103.83 5.01 12-19 1. 21.863 0.000 52. 1.574 0.000 4. 103.83 5.01 12-20 1. 17.648 0.000 39. 1.271 0.000 3. 103.83 5.01 12-21 1. 15.062 0.000 30. 1.084 0.000 2. 103.83 5.01 12-22 1. 13.280 0.000 25. 0.956 0.000 2. 103.83 5.01 12-23 1. 11.961 0.000 21. 0.861 0.000 1. 103.83 5.01 12-24 1. 10.935 0.000 17. 0.787 0.000 1. 103.83 5.01 12-25 1. 10.058 0.000 15. 0.724 0.000 1. 103.83 5.01 12-26 1. 9.253 0.000 12. 0.666 0.000 1. 103.83 5.01 Sub-T 1. 192.195 0.000 274. 9.682 0.000 20. 103.83 5.01 After 1. 89.885 0.000 67. 6.472 0.000 5. 103.83 5.01 Total 1. 282.081 0.000 341. 16.154 0.000 25. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 341. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 182489. 0. 22643. 0. 205132. 10093. 6241. 188798. 12-19 163441. 0. 18805. 0. 182246. 8929. 5546. 167771. 12-20 131933. 0. 13975. 0. 145907. 7117. 4441. 134349. 12-21 112601. 0. 10982. 0. 123583. 6003. 3763. 113818. 12-22 99276. 0. 8917. 0. 108193. 5235. 3295. 99663. 12-23 89418. 0. 7397. 0. 96815. 4668. 2949. 89198. 12-24 81747. 0. 6228. 0. 87975. 4227. 2680. 81068. 12-25 75192. 0. 5276. 0. 80468. 3855. 2452. 74162. 12-26 69177. 0. 4471. 0. 73647. 3517. 2244. 67886. Sub-T 1005274. 0. 98693. 0. 1103967. 53645. 33610. 1016712. After 671959. 0. 24208. 0. 696167. 32726. 21230. 642212. Total 1677233. 0. 122902. 0. 1800135. 86370. 54840. 1658924. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 8000. 25000. 0. 0. 33000. 155798. 155798. 82901. 12-19 9600. 0. 0. 0. 9600. 158171. 313969. 77588. 12-20 9600. 0. 0. 0. 9600. 124749. 438718. 55597. 12-21 9600. 0. 0. 0. 9600. 104218. 542935. 42211. 12-22 9600. 0. 0. 0. 9600. 90063. 632998. 33154. 12-23 9600. 0. 0. 0. 9600. 79598. 712597. 26634. 12-24 9600. 0. 0. 0. 9600. 71468. 784064. 21738. 12-25 9600. 0. 0. 0. 9600. 64562. 848626. 17852. 12-26 9600. 0. 0. 0. 9600. 58286. 906912. 14652. Sub-T 84800. 25000. 0. 0. 109800. 906912. 906912. 372327. After 214400. 0. 0. 0. 214400. 427812. 1334724. 62671. Total 299200. 25000. 0. 0. 324200. 1334724. 1334724. 434998. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB L-1H TABLE 189 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 625.239 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 412.410 20.0000 283.530 REMARKS PERFS: - COTULLA 25.0000 201.071 30.0000 146.121 35.0000 108.330 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-19 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-20 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-21 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-22 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-23 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-24 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-25 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 12-26 1. 10.058 0.000 14. 0.724 0.000 1. 103.83 5.01 Sub-T 1. 182.942 0.000 391. 13.172 0.000 28. 103.83 5.01 After 1. 99.138 0.000 75. 7.138 0.000 5. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-19 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-20 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-21 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-22 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-23 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-24 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-25 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. 12-26 75192. 0. 4929. 0. 80121. 3828. 2441. 73851. Sub-T 1367630. 0. 140888. 0. 1508519. 73478. 45921. 1389120. After 741135. 0. 27070. 0. 768206. 36122. 23427. 708657. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 8000. 25000. 0. 0. 33000. 366196. 366196. 196614. 12-19 9600. 0. 0. 0. 9600. 224903. 591098. 110482. 12-20 9600. 0. 0. 0. 9600. 156903. 748001. 69969. 12-21 9600. 0. 0. 0. 9600. 123826. 871828. 50169. 12-22 9600. 0. 0. 0. 9600. 103508. 975336. 38112. 12-23 9600. 0. 0. 0. 9600. 89500. 1064835. 29952. 12-24 9600. 0. 0. 0. 9600. 79142. 1143977. 24074. 12-25 9600. 0. 0. 0. 9600. 71092. 1215069. 19658. 12-26 9600. 0. 0. 0. 9600. 64251. 1279320. 16151. Sub-T 84800. 25000. 0. 0. 109800. 1279320. 1279320. 555180. After 224000. 0. 0. 0. 224000. 484657. 1763976. 70059. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 625239. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB L-2H TABLE 190 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 610.517 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 398.250 20.0000 270.896 REMARKS PERFS: - COTULLA 25.0000 190.161 30.0000 136.844 35.0000 100.500 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-19 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-20 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-21 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-22 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-23 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-24 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-25 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 12-26 1. 10.270 0.000 14. 0.739 0.000 1. 103.83 5.01 Sub-T 1. 180.506 0.000 388. 12.996 0.000 28. 103.83 5.01 After 1. 101.575 0.000 78. 7.313 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-19 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-20 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-21 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-22 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-23 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-24 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-25 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. 12-26 76776. 0. 5135. 0. 81911. 3917. 2496. 75498. Sub-T 1349416. 0. 139731. 0. 1489147. 72553. 45331. 1371263. After 759350. 0. 28228. 0. 787578. 37047. 24017. 726514. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 5600. 25000. 0. 0. 30600. 287019. 287019. 151821. 12-19 9600. 0. 0. 0. 9600. 256688. 543706. 126193. 12-20 9600. 0. 0. 0. 9600. 168924. 712630. 75347. 12-21 9600. 0. 0. 0. 9600. 130485. 843116. 52873. 12-22 9600. 0. 0. 0. 9600. 107842. 950957. 39710. 12-23 9600. 0. 0. 0. 9600. 92588. 1043545. 30987. 12-24 9600. 0. 0. 0. 9600. 81474. 1125019. 24784. 12-25 9600. 0. 0. 0. 9600. 72945. 1197964. 20170. 12-26 9600. 0. 0. 0. 9600. 65898. 1263863. 16565. Sub-T 82400. 25000. 0. 0. 107400. 1263863. 1263863. 538451. After 226400. 0. 0. 0. 226400. 500114. 1763976. 72066. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 610517. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB L-3H TABLE 191 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 610.517 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 398.250 20.0000 270.896 REMARKS PERFS: - COTULLA 25.0000 190.161 30.0000 136.844 35.0000 100.500 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-19 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-20 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-21 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-22 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-23 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-24 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-25 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 12-26 1. 10.270 0.000 14. 0.739 0.000 1. 103.83 5.01 Sub-T 1. 180.506 0.000 388. 12.996 0.000 28. 103.83 5.01 After 1. 101.575 0.000 78. 7.313 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-19 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-20 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-21 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-22 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-23 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-24 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-25 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. 12-26 76776. 0. 5135. 0. 81911. 3917. 2496. 75498. Sub-T 1349416. 0. 139731. 0. 1489147. 72553. 45331. 1371263. After 759350. 0. 28228. 0. 787578. 37047. 24017. 726514. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 5600. 25000. 0. 0. 30600. 287019. 287019. 151821. 12-19 9600. 0. 0. 0. 9600. 256688. 543706. 126193. 12-20 9600. 0. 0. 0. 9600. 168924. 712630. 75347. 12-21 9600. 0. 0. 0. 9600. 130485. 843116. 52873. 12-22 9600. 0. 0. 0. 9600. 107842. 950957. 39710. 12-23 9600. 0. 0. 0. 9600. 92588. 1043545. 30987. 12-24 9600. 0. 0. 0. 9600. 81474. 1125019. 24784. 12-25 9600. 0. 0. 0. 9600. 72945. 1197964. 20170. 12-26 9600. 0. 0. 0. 9600. 65898. 1263863. 16565. Sub-T 82400. 25000. 0. 0. 107400. 1263863. 1263863. 538451. After 226400. 0. 0. 0. 226400. 500114. 1763976. 72066. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 610517. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB L-4H TABLE 192 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 212.093 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 99.022 20.0000 43.814 REMARKS PERFS: - COTULLA 25.0000 16.059 30.0000 2.056 35.0000 -4.814 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-19 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-20 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-21 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-22 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-23 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-24 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-25 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-26 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 Sub-T 1. 178.018 0.000 384. 12.817 0.000 28. 103.83 5.01 After 1. 104.063 0.000 82. 7.493 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-19 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-20 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-21 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-22 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-23 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-24 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-25 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-26 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. Sub-T 1330818. 0. 138525. 0. 1469343. 71607. 44728. 1353008. After 777948. 0. 29434. 0. 807382. 37993. 24620. 744768. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 3200. 750000. 0. 0. 753200. -537425. -537425. -286254. 12-19 9600. 0. 0. 0. 9600. 303921. -233504. 149600. 12-20 9600. 0. 0. 0. 9600. 183471. -50033. 81860. 12-21 9600. 0. 0. 0. 9600. 138055. 88023. 55948. 12-22 9600. 0. 0. 0. 9600. 112617. 200640. 41472. 12-23 9600. 0. 0. 0. 9600. 95927. 296567. 32106. 12-24 9600. 0. 0. 0. 9600. 83966. 380533. 25543. 12-25 9600. 0. 0. 0. 9600. 74891. 455424. 20709. 12-26 9600. 0. 0. 0. 9600. 67584. 523008. 16989. Sub-T 80000. 750000. 0. 0. 830000. 523008. 523008. 137973. After 228800. 0. 0. 0. 228800. 515968. 1038976. 74120. Total 308800. 750000. 0. 0. 1058800. 1038977. 1038976. 212093. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB M-1H TABLE 193 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 596.142 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 384.575 20.0000 258.826 REMARKS PERFS: - COTULLA 25.0000 179.843 30.0000 128.157 35.0000 93.236 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 27.838 0.000 73. 2.004 0.000 5. 103.83 5.01 12-19 1. 40.667 0.000 102. 2.928 0.000 7. 103.83 5.01 12-20 1. 25.253 0.000 58. 1.818 0.000 4. 103.83 5.01 12-21 1. 19.460 0.000 41. 1.401 0.000 3. 103.83 5.01 12-22 1. 16.221 0.000 32. 1.168 0.000 2. 103.83 5.01 12-23 1. 14.098 0.000 25. 1.015 0.000 2. 103.83 5.01 12-24 1. 12.575 0.000 21. 0.905 0.000 2. 103.83 5.01 12-25 1. 11.420 0.000 18. 0.822 0.000 1. 103.83 5.01 12-26 1. 10.486 0.000 15. 0.755 0.000 1. 103.83 5.01 Sub-T 1. 178.018 0.000 384. 12.817 0.000 28. 103.83 5.01 After 1. 104.063 0.000 82. 7.493 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 208107. 0. 26350. 0. 234457. 11549. 7133. 215775. 12-19 304013. 0. 36602. 0. 340615. 16730. 10364. 313521. 12-20 188787. 0. 20920. 0. 209707. 10253. 6383. 193071. 12-21 145480. 0. 14863. 0. 160343. 7807. 4881. 147655. 12-22 121266. 0. 11426. 0. 132693. 6435. 4040. 122217. 12-23 105391. 0. 9160. 0. 114551. 5535. 3489. 105527. 12-24 94011. 0. 7538. 0. 101549. 4890. 3093. 93566. 12-25 85370. 0. 6315. 0. 91685. 4401. 2793. 84491. 12-26 78393. 0. 5350. 0. 83743. 4007. 2552. 77184. Sub-T 1330818. 0. 138525. 0. 1469343. 71607. 44728. 1353008. After 777948. 0. 29434. 0. 807382. 37993. 24620. 744768. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 3200. 25000. 0. 0. 28200. 187575. 187575. 97796. 12-19 9600. 0. 0. 0. 9600. 303921. 491496. 149600. 12-20 9600. 0. 0. 0. 9600. 183471. 674967. 81860. 12-21 9600. 0. 0. 0. 9600. 138055. 813023. 55948. 12-22 9600. 0. 0. 0. 9600. 112617. 925640. 41472. 12-23 9600. 0. 0. 0. 9600. 95927. 1021567. 32106. 12-24 9600. 0. 0. 0. 9600. 83966. 1105533. 25543. 12-25 9600. 0. 0. 0. 9600. 74891. 1180424. 20709. 12-26 9600. 0. 0. 0. 9600. 67584. 1248008. 16989. Sub-T 80000. 25000. 0. 0. 105000. 1248008. 1248008. 522022. After 228800. 0. 0. 0. 228800. 515968. 1763976. 74120. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 596142. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB M-2H TABLE 194 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 582.105 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 371.370 20.0000 247.293 REMARKS PERFS: - COTULLA 25.0000 170.085 30.0000 120.021 35.0000 86.496 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 9.161 0.000 24. 0.660 0.000 2. 103.83 5.01 12-19 1. 51.425 0.000 131. 3.703 0.000 9. 103.83 5.01 12-20 1. 27.564 0.000 65. 1.985 0.000 5. 103.83 5.01 12-21 1. 20.569 0.000 44. 1.481 0.000 3. 103.83 5.01 12-22 1. 16.895 0.000 34. 1.216 0.000 2. 103.83 5.01 12-23 1. 14.559 0.000 27. 1.048 0.000 2. 103.83 5.01 12-24 1. 12.915 0.000 22. 0.930 0.000 2. 103.83 5.01 12-25 1. 11.682 0.000 18. 0.841 0.000 1. 103.83 5.01 12-26 1. 10.707 0.000 15. 0.771 0.000 1. 103.83 5.01 Sub-T 1. 175.478 0.000 381. 12.634 0.000 27. 103.83 5.01 After 1. 106.603 0.000 85. 7.675 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 68484. 0. 8746. 0. 77229. 3806. 2350. 71074. 12-19 384437. 0. 47324. 0. 431761. 21233. 13137. 397391. 12-20 206062. 0. 23306. 0. 229368. 11227. 6981. 211161. 12-21 153772. 0. 16031. 0. 169803. 8276. 5169. 156359. 12-22 126305. 0. 12144. 0. 138449. 6721. 4215. 127513. 12-23 108840. 0. 9653. 0. 118493. 5731. 3608. 109154. 12-24 96550. 0. 7899. 0. 104449. 5034. 3181. 96234. 12-25 87333. 0. 6592. 0. 93925. 4512. 2861. 86552. 12-26 80046. 0. 5574. 0. 85620. 4100. 2609. 78911. Sub-T 1311828. 0. 137268. 0. 1449097. 70639. 44111. 1334347. After 796938. 0. 30690. 0. 827628. 38961. 25237. 763430. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 800. 25000. 0. 0. 25800. 45274. 45274. 23274. 12-19 9600. 0. 0. 0. 9600. 387791. 433064. 191354. 12-20 9600. 0. 0. 0. 9600. 201561. 634625. 89966. 12-21 9600. 0. 0. 0. 9600. 146759. 781384. 59484. 12-22 9600. 0. 0. 0. 9600. 117913. 899297. 43426. 12-23 9600. 0. 0. 0. 9600. 99554. 998850. 33321. 12-24 9600. 0. 0. 0. 9600. 86634. 1085484. 26356. 12-25 9600. 0. 0. 0. 9600. 76952. 1162436. 21279. 12-26 9600. 0. 0. 0. 9600. 69311. 1231747. 17423. Sub-T 77600. 25000. 0. 0. 102600. 1231747. 1231747. 505883. After 231200. 0. 0. 0. 231200. 532230. 1763976. 76222. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 582105. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB N-1H TABLE 195 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 582.105 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 371.370 20.0000 247.293 REMARKS PERFS: - COTULLA 25.0000 170.085 30.0000 120.021 35.0000 86.496 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 9.161 0.000 24. 0.660 0.000 2. 103.83 5.01 12-19 1. 51.425 0.000 131. 3.703 0.000 9. 103.83 5.01 12-20 1. 27.564 0.000 65. 1.985 0.000 5. 103.83 5.01 12-21 1. 20.569 0.000 44. 1.481 0.000 3. 103.83 5.01 12-22 1. 16.895 0.000 34. 1.216 0.000 2. 103.83 5.01 12-23 1. 14.559 0.000 27. 1.048 0.000 2. 103.83 5.01 12-24 1. 12.915 0.000 22. 0.930 0.000 2. 103.83 5.01 12-25 1. 11.682 0.000 18. 0.841 0.000 1. 103.83 5.01 12-26 1. 10.707 0.000 15. 0.771 0.000 1. 103.83 5.01 Sub-T 1. 175.478 0.000 381. 12.634 0.000 27. 103.83 5.01 After 1. 106.603 0.000 85. 7.675 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 68484. 0. 8746. 0. 77229. 3806. 2350. 71074. 12-19 384437. 0. 47324. 0. 431761. 21233. 13137. 397391. 12-20 206062. 0. 23306. 0. 229368. 11227. 6981. 211161. 12-21 153772. 0. 16031. 0. 169803. 8276. 5169. 156359. 12-22 126305. 0. 12144. 0. 138449. 6721. 4215. 127513. 12-23 108840. 0. 9653. 0. 118493. 5731. 3608. 109154. 12-24 96550. 0. 7899. 0. 104449. 5034. 3181. 96234. 12-25 87333. 0. 6592. 0. 93925. 4512. 2861. 86552. 12-26 80046. 0. 5574. 0. 85620. 4100. 2609. 78911. Sub-T 1311828. 0. 137268. 0. 1449097. 70639. 44111. 1334347. After 796938. 0. 30690. 0. 827628. 38961. 25237. 763430. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 800. 25000. 0. 0. 25800. 45274. 45274. 23274. 12-19 9600. 0. 0. 0. 9600. 387791. 433064. 191354. 12-20 9600. 0. 0. 0. 9600. 201561. 634625. 89966. 12-21 9600. 0. 0. 0. 9600. 146759. 781384. 59484. 12-22 9600. 0. 0. 0. 9600. 117913. 899297. 43426. 12-23 9600. 0. 0. 0. 9600. 99554. 998850. 33321. 12-24 9600. 0. 0. 0. 9600. 86634. 1085484. 26356. 12-25 9600. 0. 0. 0. 9600. 76952. 1162436. 21279. 12-26 9600. 0. 0. 0. 9600. 69311. 1231747. 17423. Sub-T 77600. 25000. 0. 0. 102600. 1231747. 1231747. 505883. After 231200. 0. 0. 0. 231200. 532230. 1763976. 76222. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 582105. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB N-2H TABLE 196 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 568.399 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 358.618 20.0000 236.275 REMARKS PERFS: - COTULLA 25.0000 160.857 30.0000 112.401 35.0000 80.244 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-19 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-20 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-21 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-22 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-23 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-24 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-25 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-26 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 Sub-T 1. 172.884 0.000 377. 12.448 0.000 27. 103.83 5.01 After 1. 109.197 0.000 89. 7.862 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-20 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-21 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-22 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-23 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-24 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-25 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-26 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. Sub-T 1292439. 0. 135959. 0. 1428398. 69649. 43480. 1315269. After 816327. 0. 31999. 0. 848327. 39951. 25868. 782508. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 8000. 25000. 0. 0. 33000. 366196. 366196. 178740. 12-20 9600. 0. 0. 0. 9600. 224903. 591098. 100438. 12-21 9600. 0. 0. 0. 9600. 156903. 748001. 63608. 12-22 9600. 0. 0. 0. 9600. 123826. 871828. 45608. 12-23 9600. 0. 0. 0. 9600. 103508. 975336. 34647. 12-24 9600. 0. 0. 0. 9600. 89500. 1064835. 27229. 12-25 9600. 0. 0. 0. 9600. 79142. 1143977. 21886. 12-26 9600. 0. 0. 0. 9600. 71092. 1215069. 17871. Sub-T 75200. 25000. 0. 0. 100200. 1215069. 1215069. 490026. After 233600. 0. 0. 0. 233600. 548908. 1763976. 78373. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 568399. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB N-3H TABLE 197 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 568.399 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 358.618 20.0000 236.275 REMARKS PERFS: - COTULLA 25.0000 160.857 30.0000 112.401 35.0000 80.244 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-19 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-20 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-21 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-22 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-23 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-24 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-25 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-26 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 Sub-T 1. 172.884 0.000 377. 12.448 0.000 27. 103.83 5.01 After 1. 109.197 0.000 89. 7.862 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-20 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-21 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-22 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-23 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-24 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-25 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-26 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. Sub-T 1292439. 0. 135959. 0. 1428398. 69649. 43480. 1315269. After 816327. 0. 31999. 0. 848327. 39951. 25868. 782508. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 8000. 25000. 0. 0. 33000. 366196. 366196. 178740. 12-20 9600. 0. 0. 0. 9600. 224903. 591098. 100438. 12-21 9600. 0. 0. 0. 9600. 156903. 748001. 63608. 12-22 9600. 0. 0. 0. 9600. 123826. 871828. 45608. 12-23 9600. 0. 0. 0. 9600. 103508. 975336. 34647. 12-24 9600. 0. 0. 0. 9600. 89500. 1064835. 27229. 12-25 9600. 0. 0. 0. 9600. 79142. 1143977. 21886. 12-26 9600. 0. 0. 0. 9600. 71092. 1215069. 17871. Sub-T 75200. 25000. 0. 0. 100200. 1215069. 1215069. 490026. After 233600. 0. 0. 0. 233600. 548908. 1763976. 78373. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 568399. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB O-1H TABLE 198 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 568.399 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 358.618 20.0000 236.275 REMARKS PERFS: - COTULLA 25.0000 160.857 30.0000 112.401 35.0000 80.244 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-19 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-20 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-21 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-22 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-23 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-24 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-25 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-26 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 Sub-T 1. 172.884 0.000 377. 12.448 0.000 27. 103.83 5.01 After 1. 109.197 0.000 89. 7.862 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-20 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-21 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-22 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-23 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-24 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-25 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-26 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. Sub-T 1292439. 0. 135959. 0. 1428398. 69649. 43480. 1315269. After 816327. 0. 31999. 0. 848327. 39951. 25868. 782508. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 8000. 25000. 0. 0. 33000. 366196. 366196. 178740. 12-20 9600. 0. 0. 0. 9600. 224903. 591098. 100438. 12-21 9600. 0. 0. 0. 9600. 156903. 748001. 63608. 12-22 9600. 0. 0. 0. 9600. 123826. 871828. 45608. 12-23 9600. 0. 0. 0. 9600. 103508. 975336. 34647. 12-24 9600. 0. 0. 0. 9600. 89500. 1064835. 27229. 12-25 9600. 0. 0. 0. 9600. 79142. 1143977. 21886. 12-26 9600. 0. 0. 0. 9600. 71092. 1215069. 17871. Sub-T 75200. 25000. 0. 0. 100200. 1215069. 1215069. 490026. After 233600. 0. 0. 0. 233600. 548908. 1763976. 78373. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 568399. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB O-2H TABLE 199 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 568.399 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 358.618 20.0000 236.275 REMARKS PERFS: - COTULLA 25.0000 160.857 30.0000 112.401 35.0000 80.244 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-19 1. 51.587 0.000 133. 3.714 0.000 10. 103.83 5.01 12-20 1. 30.548 0.000 73. 2.199 0.000 5. 103.83 5.01 12-21 1. 21.863 0.000 48. 1.574 0.000 3. 103.83 5.01 12-22 1. 17.648 0.000 36. 1.271 0.000 3. 103.83 5.01 12-23 1. 15.062 0.000 28. 1.084 0.000 2. 103.83 5.01 12-24 1. 13.280 0.000 23. 0.956 0.000 2. 103.83 5.01 12-25 1. 11.961 0.000 19. 0.861 0.000 1. 103.83 5.01 12-26 1. 10.935 0.000 16. 0.787 0.000 1. 103.83 5.01 Sub-T 1. 172.884 0.000 377. 12.448 0.000 27. 103.83 5.01 After 1. 109.197 0.000 89. 7.862 0.000 6. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 385650. 0. 48088. 0. 433739. 21347. 13197. 399196. 12-20 228372. 0. 26366. 0. 254738. 12483. 7752. 234503. 12-21 163441. 0. 17389. 0. 180829. 8822. 5504. 166503. 12-22 131933. 0. 12944. 0. 144877. 7040. 4411. 133426. 12-23 112601. 0. 10190. 0. 122791. 5944. 3739. 113108. 12-24 99276. 0. 8288. 0. 107564. 5188. 3276. 99100. 12-25 89418. 0. 6886. 0. 96305. 4630. 2934. 88742. 12-26 81747. 0. 5808. 0. 87555. 4196. 2668. 80692. Sub-T 1292439. 0. 135959. 0. 1428398. 69649. 43480. 1315269. After 816327. 0. 31999. 0. 848327. 39951. 25868. 782508. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 8000. 25000. 0. 0. 33000. 366196. 366196. 178740. 12-20 9600. 0. 0. 0. 9600. 224903. 591098. 100438. 12-21 9600. 0. 0. 0. 9600. 156903. 748001. 63608. 12-22 9600. 0. 0. 0. 9600. 123826. 871828. 45608. 12-23 9600. 0. 0. 0. 9600. 103508. 975336. 34647. 12-24 9600. 0. 0. 0. 9600. 89500. 1064835. 27229. 12-25 9600. 0. 0. 0. 9600. 79142. 1143977. 21886. 12-26 9600. 0. 0. 0. 9600. 71092. 1215069. 17871. Sub-T 75200. 25000. 0. 0. 100200. 1215069. 1215069. 490026. After 233600. 0. 0. 0. 233600. 548908. 1763976. 78373. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 568399. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB P-1H TABLE 200 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 197.461 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 89.168 20.0000 38.214 REMARKS PERFS: - COTULLA 25.0000 13.585 30.0000 1.689 35.0000 -3.844 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-19 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-20 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-21 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-22 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-23 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-24 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-25 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-26 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 Sub-T 1. 170.236 0.000 373. 12.257 0.000 27. 103.83 5.01 After 1. 111.845 0.000 93. 8.053 0.000 7. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-20 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-21 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-22 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-23 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-24 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-25 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-26 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. Sub-T 1272640. 0. 134596. 0. 1407236. 68636. 42835. 1295765. After 836126. 0. 33363. 0. 869489. 40964. 26513. 802012. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 5600. 750000. 0. 0. 755600. -437981. -437981. -219535. 12-20 9600. 0. 0. 0. 9600. 256688. -181293. 114721. 12-21 9600. 0. 0. 0. 9600. 168924. -12370. 68497. 12-22 9600. 0. 0. 0. 9600. 130485. 118116. 48066. 12-23 9600. 0. 0. 0. 9600. 107842. 225957. 36100. 12-24 9600. 0. 0. 0. 9600. 92588. 318545. 28170. 12-25 9600. 0. 0. 0. 9600. 81474. 400020. 22531. 12-26 9600. 0. 0. 0. 9600. 72945. 472965. 18337. Sub-T 72800. 750000. 0. 0. 822800. 472965. 472965. 116888. After 236000. 0. 0. 0. 236000. 566012. 1038976. 80574. Total 308800. 750000. 0. 0. 1058800. 1038976. 1038976. 197461. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB P-2H TABLE 201 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 555.016 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 346.304 20.0000 225.747 REMARKS PERFS: - COTULLA 25.0000 152.129 30.0000 105.265 35.0000 74.444 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-19 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-20 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-21 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-22 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-23 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-24 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-25 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-26 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 Sub-T 1. 170.236 0.000 373. 12.257 0.000 27. 103.83 5.01 After 1. 111.845 0.000 93. 8.053 0.000 7. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-20 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-21 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-22 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-23 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-24 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-25 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-26 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. Sub-T 1272640. 0. 134596. 0. 1407236. 68636. 42835. 1295765. After 836126. 0. 33363. 0. 869489. 40964. 26513. 802012. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 5600. 25000. 0. 0. 30600. 287019. 287019. 138019. 12-20 9600. 0. 0. 0. 9600. 256688. 543706. 114721. 12-21 9600. 0. 0. 0. 9600. 168924. 712630. 68497. 12-22 9600. 0. 0. 0. 9600. 130485. 843116. 48066. 12-23 9600. 0. 0. 0. 9600. 107842. 950957. 36100. 12-24 9600. 0. 0. 0. 9600. 92588. 1043545. 28170. 12-25 9600. 0. 0. 0. 9600. 81474. 1125019. 22531. 12-26 9600. 0. 0. 0. 9600. 72945. 1197964. 18337. Sub-T 72800. 25000. 0. 0. 97800. 1197964. 1197964. 474442. After 236000. 0. 0. 0. 236000. 566012. 1763976. 80574. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 555016. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 AVANT, RB Q-1H TABLE 202 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 555.016 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 346.304 20.0000 225.747 REMARKS PERFS: - COTULLA 25.0000 152.129 30.0000 105.265 35.0000 74.444 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-19 1. 41.012 0.000 107. 2.953 0.000 8. 103.83 5.01 12-20 1. 34.616 0.000 85. 2.492 0.000 6. 103.83 5.01 12-21 1. 23.396 0.000 53. 1.685 0.000 4. 103.83 5.01 12-22 1. 18.496 0.000 38. 1.332 0.000 3. 103.83 5.01 12-23 1. 15.614 0.000 30. 1.124 0.000 2. 103.83 5.01 12-24 1. 13.673 0.000 24. 0.984 0.000 2. 103.83 5.01 12-25 1. 12.258 0.000 20. 0.883 0.000 1. 103.83 5.01 12-26 1. 11.171 0.000 17. 0.804 0.000 1. 103.83 5.01 Sub-T 1. 170.236 0.000 373. 12.257 0.000 27. 103.83 5.01 After 1. 111.845 0.000 93. 8.053 0.000 7. 103.83 5.01 Total 1. 282.081 0.000 466. 20.310 0.000 34. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 282.081 0.000 466. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 306593. 0. 38517. 0. 345111. 16992. 10500. 317619. 12-20 258779. 0. 30504. 0. 289282. 14192. 8803. 266288. 12-21 174905. 0. 18991. 0. 193895. 9470. 5902. 178524. 12-22 138272. 0. 13843. 0. 152115. 7399. 4631. 140085. 12-23 116723. 0. 10778. 0. 127502. 6178. 3882. 117442. 12-24 102214. 0. 8707. 0. 110921. 5355. 3378. 102188. 12-25 91639. 0. 7201. 0. 98841. 4756. 3011. 91074. 12-26 83515. 0. 6054. 0. 89570. 4296. 2729. 82545. Sub-T 1272640. 0. 134596. 0. 1407236. 68636. 42835. 1295765. After 836126. 0. 33363. 0. 869489. 40964. 26513. 802012. Total 2108766. 0. 167958. 0. 2276724. 109600. 69348. 2097776. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 0. 0. 0. 0. 0. 0. 0. 0. 12-19 5600. 25000. 0. 0. 30600. 287019. 287019. 138019. 12-20 9600. 0. 0. 0. 9600. 256688. 543706. 114721. 12-21 9600. 0. 0. 0. 9600. 168924. 712630. 68497. 12-22 9600. 0. 0. 0. 9600. 130485. 843116. 48066. 12-23 9600. 0. 0. 0. 9600. 107842. 950957. 36100. 12-24 9600. 0. 0. 0. 9600. 92588. 1043545. 28170. 12-25 9600. 0. 0. 0. 9600. 81474. 1125019. 22531. 12-26 9600. 0. 0. 0. 9600. 72945. 1197964. 18337. Sub-T 72800. 25000. 0. 0. 97800. 1197964. 1197964. 474442. After 236000. 0. 0. 0. 236000. 566012. 1763976. 80574. Total 308800. 25000. 0. 0. 333800. 1763976. 1763976. 555016. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

TOTAL TALBUTT AREA RESERVES LA SALLE CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 203 ZAZA ENERGY, LLC TALBUTT PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 14418.011 FINAL 15.0000 11646.316 20.0000 9695.756 25.0000 8258.599 30.0000 7160.534 35.0000 6296.914 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 4. 266.488 0.000 642. 17.715 0.000 46. 103.83 5.01 12-13 8. 370.598 0.000 978. 26.683 0.000 70. 103.83 5.01 12-14 11. 429.061 0.000 1121. 30.892 0.000 81. 103.83 5.01 12-15 14. 465.072 0.000 1198. 33.485 0.000 86. 103.83 5.01 12-16 15. 333.827 0.000 818. 24.036 0.000 59. 103.83 5.01 12-17 15. 265.051 0.000 618. 19.084 0.000 44. 103.83 5.01 12-18 15. 225.628 0.000 502. 16.245 0.000 36. 103.83 5.01 12-19 15. 198.872 0.000 423. 14.319 0.000 30. 103.83 5.01 12-20 15. 179.029 0.000 364. 12.890 0.000 26. 103.83 5.01 12-21 15. 163.171 0.000 317. 11.748 0.000 23. 103.83 5.01 12-22 15. 149.684 0.000 279. 10.777 0.000 20. 103.83 5.01 12-23 15. 137.665 0.000 245. 9.912 0.000 18. 103.83 5.01 12-24 15. 126.652 0.000 216. 9.119 0.000 16. 103.83 5.01 12-25 15. 116.520 0.000 190. 8.389 0.000 14. 103.83 5.01 12-26 15. 107.198 0.000 168. 7.718 0.000 12. 103.83 5.01 Sub-T 13. 3534.517 0.000 8079. 253.013 0.000 582. 103.83 5.01 After 11. 394.851 0.000 550. 28.429 0.000 40. 103.83 5.01 Total 13. 3929.367 0.000 8630. 281.442 0.000 621. 103.83 5.01 Cumulative 39.728 0.000 133. Ultimate 3969.095 0.000 8762. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1839366. 0. 231514. 0. 2070880. 101974. 63005. 1905900. 12-13 2770504. 0. 352647. 0. 3123150. 153892. 95016. 2874242. 12-14 3207559. 0. 404006. 0. 3611565. 177848. 109879. 3323838. 12-15 3476768. 0. 431880. 0. 3908648. 192322. 118922. 3597403. 12-16 2495607. 0. 294855. 0. 2790462. 136912. 84914. 2568636. 12-17 1981459. 0. 222800. 0. 2204259. 107857. 67085. 2029317. 12-18 1686737. 0. 181019. 0. 1867756. 91166. 56851. 1719739. 12-19 1486716. 0. 152459. 0. 1639176. 79823. 49899. 1509453. 12-20 1338381. 0. 131233. 0. 1469614. 71408. 44743. 1353464. 12-21 1219829. 0. 114428. 0. 1334257. 64694. 40626. 1228937. 12-22 1119001. 0. 100463. 0. 1219464. 59009. 37135. 1123321. 12-23 1029152. 0. 88450. 0. 1117602. 53975. 34036. 1029592. 12-24 946820. 0. 77905. 0. 1024725. 49397. 31211. 944118. 12-25 871074. 0. 68621. 0. 939695. 45216. 28623. 865856. 12-26 801388. 0. 60447. 0. 861835. 41397. 26254. 794184. Sub-T 26270362. 0. 2912726. -1. 29183088. 1426891. 888198. 26868002. After 2951809. 0. 198409. 0. 3150218. 150664. 95986. 2903568. Total 29222172. 0. 3111135. -1. 32333306. 1577555. 984184. 29771570. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 33600. 1600000. 0. 0. 1633600. 272301. 272301. 263753. 12-13 72800. 100000. 0. 0. 172800. 2701442. 2973743. 2332944. 12-14 108000. 75000. 0. 0. 183000. 3140838. 6114581. 2476521. 12-15 138400. 50000. 0. 0. 188400. 3409004. 9523584. 2445500. 12-16 144000. 0. 0. 0. 144000. 2424636. 11948220. 1583459. 12-17 144000. 0. 0. 0. 144000. 1885317. 13833537. 1118373. 12-18 144000. 0. 0. 0. 144000. 1575739. 15409276. 849443. 12-19 144000. 0. 0. 0. 144000. 1365453. 16774729. 669022. 12-20 144000. 0. 0. 0. 144000. 1209464. 17984192. 538650. 12-21 144000. 0. 0. 0. 144000. 1084937. 19069128. 439233. 12-22 144000. 0. 0. 0. 144000. 979321. 20048448. 360421. 12-23 144000. 0. 0. 0. 144000. 885592. 20934040. 296296. 12-24 144000. 0. 0. 0. 144000. 800118. 21734158. 243365. 12-25 144000. 0. 0. 0. 144000. 721856. 22456014. 199603. 12-26 144000. 0. 0. 0. 144000. 650184. 23106198. 163443. Sub-T 1936800. 1825000. 0. 0. 3761800. 23106198. 23106198. 13980027. After 665600. 0. 0. 0. 665600. 2237968. 25344164. 437983. Total 2602400. 1825000. 0. 0. 4427400. 25344166. 25344164. 14418010. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 204 ZAZA ENERGY, LLC TALBUTT PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 6515.166 FINAL 15.0000 5365.122 20.0000 4547.825 25.0000 3939.917 30.0000 3470.963 35.0000 3098.479 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 3. 235.362 0.000 557. 15.474 0.000 40. 103.83 5.01 12-13 6. 269.687 0.000 705. 19.417 0.000 51. 103.83 5.01 12-14 7. 207.729 0.000 525. 14.956 0.000 38. 103.83 5.01 12-15 7. 150.311 0.000 362. 10.822 0.000 26. 103.83 5.01 12-16 7. 122.524 0.000 282. 8.822 0.000 20. 103.83 5.01 12-17 7. 105.145 0.000 232. 7.570 0.000 17. 103.83 5.01 12-18 7. 92.981 0.000 197. 6.695 0.000 14. 103.83 5.01 12-19 7. 83.879 0.000 170. 6.039 0.000 12. 103.83 5.01 12-20 7. 76.652 0.000 149. 5.519 0.000 11. 103.83 5.01 12-21 7. 70.438 0.000 132. 5.072 0.000 9. 103.83 5.01 12-22 7. 64.802 0.000 116. 4.666 0.000 8. 103.83 5.01 12-23 7. 59.618 0.000 103. 4.293 0.000 7. 103.83 5.01 12-24 7. 54.849 0.000 91. 3.949 0.000 7. 103.83 5.01 12-25 7. 50.461 0.000 80. 3.633 0.000 6. 103.83 5.01 12-26 7. 46.424 0.000 71. 3.343 0.000 5. 103.83 5.01 Sub-T 7. 1690.863 0.000 3771. 120.270 0.000 271. 103.83 5.01 After 6. 142.842 0.000 198. 10.285 0.000 14. 103.83 5.01 Total 6. 1833.704 0.000 3968. 130.555 0.000 286. 103.83 5.01 Cumulative 39.728 0.000 133. Ultimate 1873.432 0.000 4101. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1606682. 0. 200652. 0. 1807334. 88956. 54988. 1663390. 12-13 2016113. 0. 253989. 0. 2270102. 111790. 69066. 2089245. 12-14 1552933. 0. 189341. 0. 1742274. 85635. 53012. 1603626. 12-15 1123692. 0. 130568. 0. 1254260. 61482. 38169. 1154609. 12-16 915961. 0. 101824. 0. 1017784. 49771. 30976. 937037. 12-17 786039. 0. 83702. 0. 869741. 42435. 26474. 800832. 12-18 695104. 0. 70947. 0. 766050. 37296. 23320. 705435. 12-19 627059. 0. 61369. 0. 688428. 33447. 20959. 634022. 12-20 573033. 0. 53792. 0. 626825. 30394. 19086. 577346. 12-21 526579. 0. 47427. 0. 574006. 27780. 17479. 528747. 12-22 484446. 0. 41871. 0. 526317. 25425. 16029. 484864. 12-23 445691. 0. 36970. 0. 482661. 23275. 14700. 444686. 12-24 410036. 0. 32646. 0. 442682. 21310. 13484. 407888. 12-25 377233. 0. 28832. 0. 406065. 19515. 12370. 374180. 12-26 347054. 0. 25466. 0. 372520. 17874. 11349. 343297. Sub-T 12487654. 0. 1359396. 0. 13847050. 676387. 421461. 12749203. After 1067849. 0. 71203. 0. 1139052. 54461. 34707. 1049884. Total 13555503. 0. 1430599. 0. 14986102. 730848. 456168. 13799086. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 30400. 1575000. 0. 0. 1605400. 57990. 57990. 65764. 12-13 56800. 50000. 0. 0. 106800. 1982445. 2040435. 1714772. 12-14 67200. 0. 0. 0. 67200. 1536426. 3576861. 1215506. 12-15 67200. 0. 0. 0. 67200. 1087409. 4664270. 780863. 12-16 67200. 0. 0. 0. 67200. 869837. 5534106. 567526. 12-17 67200. 0. 0. 0. 67200. 733632. 6267738. 435013. 12-18 67200. 0. 0. 0. 67200. 638235. 6905973. 343976. 12-19 67200. 0. 0. 0. 67200. 566822. 7472794. 277679. 12-20 67200. 0. 0. 0. 67200. 510146. 7982940. 227178. 12-21 67200. 0. 0. 0. 67200. 461547. 8444487. 186848. 12-22 67200. 0. 0. 0. 67200. 417664. 8862151. 153713. 12-23 67200. 0. 0. 0. 67200. 377486. 9239637. 126298. 12-24 67200. 0. 0. 0. 67200. 340688. 9580325. 103625. 12-25 67200. 0. 0. 0. 67200. 306980. 9887305. 84885. 12-26 67200. 0. 0. 0. 67200. 276097. 10163402. 69406. Sub-T 960800. 1625000. 0. 0. 2585800. 10163402. 10163402. 6353052. After 252800. 0. 0. 0. 252800. 797084. 10960484. 162113. Total 1213600. 1625000. 0. 0. 2838600. 10960486. 10960484. 6515165. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 205 ZAZA ENERGY, LLC TALBUTT PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 7902.846 FINAL 15.0000 6281.193 20.0000 5147.931 25.0000 4318.682 30.0000 3689.571 35.0000 3198.435 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 31.125 0.000 86. 2.241 0.000 6. 103.83 5.01 12-13 2. 100.912 0.000 274. 7.266 0.000 20. 103.83 5.01 12-14 4. 221.332 0.000 595. 15.936 0.000 43. 103.83 5.01 12-15 7. 314.761 0.000 836. 22.663 0.000 60. 103.83 5.01 12-16 8. 211.302 0.000 535. 15.214 0.000 39. 103.83 5.01 12-17 8. 159.906 0.000 386. 11.513 0.000 28. 103.83 5.01 12-18 8. 132.646 0.000 305. 9.551 0.000 22. 103.83 5.01 12-19 8. 114.993 0.000 253. 8.279 0.000 18. 103.83 5.01 12-20 8. 102.377 0.000 215. 7.371 0.000 15. 103.83 5.01 12-21 8. 92.733 0.000 186. 6.677 0.000 13. 103.83 5.01 12-22 8. 84.882 0.000 163. 6.111 0.000 12. 103.83 5.01 12-23 8. 78.047 0.000 143. 5.619 0.000 10. 103.83 5.01 12-24 8. 71.803 0.000 126. 5.170 0.000 9. 103.83 5.01 12-25 8. 66.059 0.000 110. 4.756 0.000 8. 103.83 5.01 12-26 8. 60.774 0.000 97. 4.376 0.000 7. 103.83 5.01 Sub-T 7. 1843.653 0.000 4309. 132.743 0.000 310. 103.83 5.01 After 7. 252.009 0.000 353. 18.145 0.000 25. 103.83 5.01 Total 7. 2095.663 0.000 4661. 150.888 0.000 336. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 2095.663 0.000 4661. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 232685. 0. 30861. 0. 263546. 13018. 8017. 242511. 12-13 754391. 0. 98658. 0. 853049. 42101. 25950. 784997. 12-14 1654626. 0. 214665. 0. 1869291. 92213. 56867. 1720212. 12-15 2353076. 0. 301312. 0. 2654388. 130840. 80754. 2442794. 12-16 1579646. 0. 193032. 0. 1772678. 87141. 53937. 1631600. 12-17 1195420. 0. 139098. 0. 1334518. 65422. 40611. 1228485. 12-18 991633. 0. 110072. 0. 1101705. 53871. 33531. 1014304. 12-19 859657. 0. 91090. 0. 950747. 46376. 28940. 875431. 12-20 765348. 0. 77441. 0. 842789. 41014. 25657. 776118. 12-21 693251. 0. 67001. 0. 760252. 36915. 23147. 700190. 12-22 634555. 0. 58593. 0. 693147. 33584. 21106. 638457. 12-23 583461. 0. 51481. 0. 634942. 30700. 19336. 584906. 12-24 536784. 0. 45259. 0. 582043. 28086. 17727. 536230. 12-25 493841. 0. 39789. 0. 533630. 25701. 16254. 491676. 12-26 454334. 0. 34980. 0. 489314. 23523. 14905. 450886. Sub-T 13782708. 0. 1553331. 0. 15336038. 750504. 466737. 14118799. After 1883960. 0. 127206. 0. 2011166. 96203. 61279. 1853685. Total 15666668. 0. 1680537. 0. 17347204. 846707. 528016. 15972484. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3200. 25000. 0. 0. 28200. 214311. 214311. 197989. 12-13 16000. 50000. 0. 0. 66000. 718997. 933308. 618173. 12-14 40800. 75000. 0. 0. 115800. 1604412. 2537720. 1261016. 12-15 71200. 50000. 0. 0. 121200. 2321595. 4859315. 1664637. 12-16 76800. 0. 0. 0. 76800. 1554800. 6414114. 1015933. 12-17 76800. 0. 0. 0. 76800. 1151685. 7565800. 683360. 12-18 76800. 0. 0. 0. 76800. 937504. 8503304. 505467. 12-19 76800. 0. 0. 0. 76800. 798631. 9301935. 391343. 12-20 76800. 0. 0. 0. 76800. 699318. 10001253. 311472. 12-21 76800. 0. 0. 0. 76800. 623390. 10624643. 252385. 12-22 76800. 0. 0. 0. 76800. 561657. 11186300. 206708. 12-23 76800. 0. 0. 0. 76800. 508106. 11694406. 169998. 12-24 76800. 0. 0. 0. 76800. 459430. 12153836. 139740. 12-25 76800. 0. 0. 0. 76800. 414876. 12568712. 114718. 12-26 76800. 0. 0. 0. 76800. 374086. 12942798. 94037. Sub-T 976000. 200000. 0. 0. 1176000. 12942798. 12942798. 7626976. After 412800. 0. 0. 0. 412800. 1440885. 14383682. 275870. Total 1388800. 200000. 0. 0. 1588800. 14383683. 14383682. 7902846. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED SHUT-IN RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED SHUT-IN RESERVES TABLE 206 ZAZA ENERGY, LLC TALBUTT PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 2256.893 FINAL 15.0000 1950.504 20.0000 1730.498 25.0000 1565.058 30.0000 1435.922 35.0000 1332.043 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 121.878 0.000 246. 7.303 0.000 18. 103.83 5.01 12-13 2. 64.261 0.000 151. 4.627 0.000 11. 103.83 5.01 12-14 2. 46.047 0.000 105. 3.315 0.000 8. 103.83 5.01 12-15 2. 37.038 0.000 82. 2.667 0.000 6. 103.83 5.01 12-16 2. 31.482 0.000 67. 2.267 0.000 5. 103.83 5.01 12-17 2. 27.649 0.000 57. 1.991 0.000 4. 103.83 5.01 12-18 2. 24.813 0.000 50. 1.787 0.000 4. 103.83 5.01 12-19 2. 22.615 0.000 44. 1.628 0.000 3. 103.83 5.01 12-20 2. 20.788 0.000 39. 1.497 0.000 3. 103.83 5.01 12-21 2. 19.125 0.000 35. 1.377 0.000 3. 103.83 5.01 12-22 2. 17.595 0.000 31. 1.267 0.000 2. 103.83 5.01 12-23 2. 16.188 0.000 28. 1.166 0.000 2. 103.83 5.01 12-24 2. 14.893 0.000 25. 1.072 0.000 2. 103.83 5.01 12-25 2. 13.701 0.000 22. 0.986 0.000 2. 103.83 5.01 12-26 2. 12.605 0.000 20. 0.908 0.000 1. 103.83 5.01 Sub-T 2. 490.680 0.000 1005. 33.857 0.000 72. 103.83 5.01 After 2. 33.236 0.000 50. 2.393 0.000 4. 103.83 5.01 Total 2. 523.916 0.000 1055. 36.250 0.000 76. 103.83 5.01 Cumulative 39.728 0.000 133. Ultimate 563.643 0.000 1187. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 758296. 0. 88772. 0. 847068. 41539. 25777. 779751. 12-13 480396. 0. 54567. 0. 534963. 26191. 16281. 492492. 12-14 344240. 0. 37865. 0. 382105. 18675. 11630. 351800. 12-15 276889. 0. 29508. 0. 306397. 14950. 9326. 282120. 12-16 235354. 0. 24308. 0. 259663. 12649. 7904. 239109. 12-17 206694. 0. 20696. 0. 227390. 11060. 6923. 209407. 12-18 185500. 0. 18011. 0. 203510. 9884. 6196. 187430. 12-19 169065. 0. 15921. 0. 184987. 8971. 5632. 170383. 12-20 155410. 0. 14199. 0. 169609. 8214. 5165. 156230. 12-21 142977. 0. 12677. 0. 155654. 7528. 4740. 143386. 12-22 131539. 0. 11321. 0. 142860. 6900. 4351. 131609. 12-23 121016. 0. 10112. 0. 131128. 6325. 3994. 120809. 12-24 111334. 0. 9035. 0. 120369. 5799. 3666. 110904. 12-25 102428. 0. 8074. 0. 110501. 5317. 3366. 101818. 12-26 94233. 0. 7217. 0. 101450. 4876. 3090. 93484. Sub-T 3515371. 0. 362281. 0. 3877652. 188878. 118041. 3570734. After 248464. 0. 17982. 0. 266446. 12778. 8117. 245550. Total 3763835. 0. 380263. 0. 4144098. 201656. 126158. 3816284. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 16000. 50000. 0. 0. 66000. 713751. 713751. 677977. 12-13 19200. 0. 0. 0. 19200. 473292. 1187043. 411845. 12-14 19200. 0. 0. 0. 19200. 332600. 1519643. 262750. 12-15 19200. 0. 0. 0. 19200. 262920. 1782564. 188712. 12-16 19200. 0. 0. 0. 19200. 219909. 2002472. 143444. 12-17 19200. 0. 0. 0. 19200. 190207. 2192679. 112767. 12-18 19200. 0. 0. 0. 19200. 168230. 2360910. 90658. 12-19 19200. 0. 0. 0. 19200. 151183. 2512092. 74057. 12-20 19200. 0. 0. 0. 19200. 137030. 2649123. 61021. 12-21 19200. 0. 0. 0. 19200. 124186. 2773309. 50274. 12-22 19200. 0. 0. 0. 19200. 112409. 2885718. 41370. 12-23 19200. 0. 0. 0. 19200. 101609. 2987327. 33996. 12-24 19200. 0. 0. 0. 19200. 91704. 3079031. 27893. 12-25 19200. 0. 0. 0. 19200. 82618. 3161650. 22845. 12-26 19200. 0. 0. 0. 19200. 74284. 3235934. 18674. Sub-T 284800. 50000. 0. 0. 334800. 3235934. 3235934. 2218282. After 60800. 0. 0. 0. 60800. 184750. 3420684. 38611. Total 345600. 50000. 0. 0. 395600. 3420684. 3420684. 2256893. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST A #1H TABLE 207 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0570664 0.0570664 0.0720000 96.83 0.00 5.01 10.0000 1119.266 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 966.456 20.0000 856.867 REMARKS PERFS: - COTULLA 25.0000 774.546 30.0000 710.348 35.0000 658.744 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 60.939 0.000 108. 3.652 0.000 8. 103.83 5.01 12-13 1. 32.130 0.000 68. 2.313 0.000 5. 103.83 5.01 12-14 1. 23.024 0.000 48. 1.658 0.000 3. 103.83 5.01 12-15 1. 18.519 0.000 38. 1.333 0.000 3. 103.83 5.01 12-16 1. 15.741 0.000 32. 1.133 0.000 2. 103.83 5.01 12-17 1. 13.824 0.000 27. 0.995 0.000 2. 103.83 5.01 12-18 1. 12.407 0.000 24. 0.893 0.000 2. 103.83 5.01 12-19 1. 11.308 0.000 22. 0.814 0.000 2. 103.83 5.01 12-20 1. 10.394 0.000 20. 0.748 0.000 1. 103.83 5.01 12-21 1. 9.563 0.000 18. 0.689 0.000 1. 103.83 5.01 12-22 1. 8.798 0.000 16. 0.633 0.000 1. 103.83 5.01 12-23 1. 8.094 0.000 15. 0.583 0.000 1. 103.83 5.01 12-24 1. 7.446 0.000 13. 0.536 0.000 1. 103.83 5.01 12-25 1. 6.851 0.000 12. 0.493 0.000 1. 103.83 5.01 12-26 1. 6.303 0.000 11. 0.454 0.000 1. 103.83 5.01 Sub-T 1. 245.340 0.000 471. 16.928 0.000 34. 103.83 5.01 After 1. 16.618 0.000 28. 1.196 0.000 2. 103.83 5.01 Total 1. 261.958 0.000 499. 18.125 0.000 36. 103.83 5.01 Cumulative 27.562 0.000 85. Ultimate 289.520 0.000 584. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 379148. 0. 38951. 0. 418099. 20362. 12728. 385009. 12-13 240198. 0. 24337. 0. 264535. 12874. 8053. 243608. 12-14 172120. 0. 17182. 0. 189302. 9206. 5763. 174333. 12-15 138444. 0. 13618. 0. 152063. 7390. 4630. 140043. 12-16 117677. 0. 11407. 0. 129084. 6269. 3930. 118885. 12-17 103347. 0. 9872. 0. 113219. 5494. 3447. 104277. 12-18 92750. 0. 8731. 0. 101480. 4921. 3090. 93469. 12-19 84533. 0. 7841. 0. 92374. 4477. 2813. 85085. 12-20 77705. 0. 7103. 0. 84808. 4107. 2582. 78118. 12-21 71488. 0. 6440. 0. 77928. 3771. 2373. 71784. 12-22 65769. 0. 5839. 0. 71608. 3463. 2181. 65964. 12-23 60508. 0. 5293. 0. 65801. 3180. 2004. 60617. 12-24 55667. 0. 4799. 0. 60466. 2921. 1841. 55704. 12-25 51214. 0. 4351. 0. 55565. 2682. 1692. 51190. 12-26 47117. 0. 3945. 0. 51062. 2463. 1555. 47043. Sub-T 1757686. 0. 169709. 0. 1927394. 93582. 58682. 1775130. After 124231. 0. 10102. 0. 134333. 6472. 4092. 123769. Total 1881917. 0. 179810. 0. 2061727. 100054. 62774. 1898900. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 8000. 25000. 0. 0. 33000. 352009. 352009. 334352. 12-13 9600. 0. 0. 0. 9600. 234008. 586017. 203624. 12-14 9600. 0. 0. 0. 9600. 164733. 750750. 130135. 12-15 9600. 0. 0. 0. 9600. 130443. 881193. 93625. 12-16 9600. 0. 0. 0. 9600. 109285. 990478. 71285. 12-17 9600. 0. 0. 0. 9600. 94677. 1085155. 56130. 12-18 9600. 0. 0. 0. 9600. 83869. 1169024. 45196. 12-19 9600. 0. 0. 0. 9600. 75485. 1244509. 36976. 12-20 9600. 0. 0. 0. 9600. 68518. 1313027. 30511. 12-21 9600. 0. 0. 0. 9600. 62184. 1375211. 25174. 12-22 9600. 0. 0. 0. 9600. 56364. 1431575. 20743. 12-23 9600. 0. 0. 0. 9600. 51017. 1482592. 17069. 12-24 9600. 0. 0. 0. 9600. 46104. 1528697. 14023. 12-25 9600. 0. 0. 0. 9600. 41590. 1570287. 11500. 12-26 9600. 0. 0. 0. 9600. 37443. 1607730. 9413. Sub-T 142400. 25000. 0. 0. 167400. 1607730. 1607730. 1099755. After 30400. 0. 0. 0. 30400. 93369. 1701099. 19511. Total 172800. 25000. 0. 0. 197800. 1701099. 1701099. 1119266. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST A #2H TABLE 208 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0570664 0.0570664 0.0720000 96.83 0.00 5.01 10.0000 1137.627 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 984.048 20.0000 873.631 REMARKS PERFS: - COTULLA 25.0000 790.511 30.0000 725.575 35.0000 673.299 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 60.939 0.000 138. 3.652 0.000 10. 103.83 5.01 12-13 1. 32.130 0.000 84. 2.313 0.000 6. 103.83 5.01 12-14 1. 23.024 0.000 57. 1.658 0.000 4. 103.83 5.01 12-15 1. 18.519 0.000 44. 1.333 0.000 3. 103.83 5.01 12-16 1. 15.741 0.000 36. 1.133 0.000 3. 103.83 5.01 12-17 1. 13.824 0.000 30. 0.995 0.000 2. 103.83 5.01 12-18 1. 12.407 0.000 26. 0.893 0.000 2. 103.83 5.01 12-19 1. 11.308 0.000 22. 0.814 0.000 2. 103.83 5.01 12-20 1. 10.394 0.000 20. 0.748 0.000 1. 103.83 5.01 12-21 1. 9.563 0.000 17. 0.689 0.000 1. 103.83 5.01 12-22 1. 8.798 0.000 15. 0.633 0.000 1. 103.83 5.01 12-23 1. 8.094 0.000 13. 0.583 0.000 1. 103.83 5.01 12-24 1. 7.446 0.000 12. 0.536 0.000 1. 103.83 5.01 12-25 1. 6.851 0.000 10. 0.493 0.000 1. 103.83 5.01 12-26 1. 6.303 0.000 9. 0.454 0.000 1. 103.83 5.01 Sub-T 1. 245.340 0.000 534. 16.928 0.000 38. 103.83 5.01 After 1. 16.618 0.000 22. 1.196 0.000 2. 103.83 5.01 Total 1. 261.958 0.000 556. 18.125 0.000 40. 103.83 5.01 Cumulative 12.166 0.000 48. Ultimate 274.124 0.000 604. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 379148. 0. 49821. 0. 428969. 21177. 13049. 394742. 12-13 240198. 0. 30230. 0. 270428. 13316. 8228. 248884. 12-14 172120. 0. 20682. 0. 192802. 9469. 5867. 177467. 12-15 138444. 0. 15889. 0. 154334. 7560. 4697. 142077. 12-16 117677. 0. 12901. 0. 130579. 6381. 3974. 120224. 12-17 103347. 0. 10824. 0. 114171. 5566. 3475. 105130. 12-18 92750. 0. 9280. 0. 102030. 4962. 3106. 93961. 12-19 84533. 0. 8080. 0. 92613. 4495. 2820. 85298. 12-20 77705. 0. 7096. 0. 84801. 4107. 2582. 78112. 12-21 71488. 0. 6237. 0. 77726. 3756. 2367. 71602. 12-22 65769. 0. 5482. 0. 71252. 3437. 2170. 65645. 12-23 60508. 0. 4819. 0. 65326. 3145. 1990. 60192. 12-24 55667. 0. 4235. 0. 59903. 2878. 1825. 55199. 12-25 51214. 0. 3723. 0. 54937. 2635. 1674. 50628. 12-26 47117. 0. 3272. 0. 50389. 2413. 1535. 46441. Sub-T 1757686. 0. 192573. 0. 1950258. 95296. 59359. 1795603. After 124232. 0. 7881. 0. 132113. 6306. 4026. 121781. Total 1881918. 0. 200453. 0. 2082371. 101602. 63385. 1917384. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 8000. 25000. 0. 0. 33000. 361742. 361742. 343625. 12-13 9600. 0. 0. 0. 9600. 239284. 601026. 208221. 12-14 9600. 0. 0. 0. 9600. 167867. 768894. 132615. 12-15 9600. 0. 0. 0. 9600. 132477. 901370. 95087. 12-16 9600. 0. 0. 0. 9600. 110624. 1011994. 72159. 12-17 9600. 0. 0. 0. 9600. 95530. 1107524. 56637. 12-18 9600. 0. 0. 0. 9600. 84361. 1191885. 45462. 12-19 9600. 0. 0. 0. 9600. 75698. 1267583. 37081. 12-20 9600. 0. 0. 0. 9600. 68512. 1336096. 30509. 12-21 9600. 0. 0. 0. 9600. 62002. 1398098. 25101. 12-22 9600. 0. 0. 0. 9600. 56045. 1454143. 20626. 12-23 9600. 0. 0. 0. 9600. 50592. 1504735. 16927. 12-24 9600. 0. 0. 0. 9600. 45599. 1550334. 13870. 12-25 9600. 0. 0. 0. 9600. 41028. 1591362. 11345. 12-26 9600. 0. 0. 0. 9600. 36841. 1628203. 9261. Sub-T 142400. 25000. 0. 0. 167400. 1628203. 1628203. 1118527. After 30400. 0. 0. 0. 30400. 91381. 1719584. 19100. Total 172800. 25000. 0. 0. 197800. 1719584. 1719584. 1137627. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 209 ZAZA ENERGY, LLC TALBUTT PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 4258.272 FINAL 15.0000 3414.618 20.0000 2817.327 25.0000 2374.858 30.0000 2035.041 35.0000 1766.436 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 113.485 0.000 310. 8.171 0.000 22. 103.83 5.01 12-13 4. 205.426 0.000 553. 14.791 0.000 40. 103.83 5.01 12-14 5. 161.682 0.000 420. 11.641 0.000 30. 103.83 5.01 12-15 5. 113.273 0.000 280. 8.156 0.000 20. 103.83 5.01 12-16 5. 91.042 0.000 215. 6.555 0.000 15. 103.83 5.01 12-17 5. 77.496 0.000 175. 5.580 0.000 13. 103.83 5.01 12-18 5. 68.168 0.000 147. 4.908 0.000 11. 103.83 5.01 12-19 5. 61.264 0.000 126. 4.411 0.000 9. 103.83 5.01 12-20 5. 55.864 0.000 110. 4.022 0.000 8. 103.83 5.01 12-21 5. 51.313 0.000 96. 3.695 0.000 7. 103.83 5.01 12-22 5. 47.207 0.000 85. 3.399 0.000 6. 103.83 5.01 12-23 5. 43.430 0.000 74. 3.127 0.000 5. 103.83 5.01 12-24 5. 39.956 0.000 65. 2.877 0.000 5. 103.83 5.01 12-25 5. 36.759 0.000 58. 2.647 0.000 4. 103.83 5.01 12-26 5. 33.819 0.000 51. 2.435 0.000 4. 103.83 5.01 Sub-T 5. 1200.183 0.000 2766. 86.413 0.000 199. 103.83 5.01 After 4. 109.606 0.000 148. 7.892 0.000 11. 103.83 5.01 Total 5. 1309.789 0.000 2913. 94.305 0.000 210. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 1309.789 0.000 2913. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 848386. 0. 111881. 0. 960266. 47417. 29211. 883638. 12-13 1535716. 0. 199422. 0. 1735138. 85600. 52785. 1596753. 12-14 1208693. 0. 151476. 0. 1360169. 66961. 41383. 1251826. 12-15 846803. 0. 101060. 0. 947863. 46532. 28843. 872488. 12-16 680606. 0. 77515. 0. 758122. 37122. 23072. 697928. 12-17 579345. 0. 63006. 0. 642352. 31375. 19551. 591425. 12-18 509604. 0. 52936. 0. 562540. 27412. 17124. 518004. 12-19 457994. 0. 45448. 0. 503442. 24476. 15327. 463638. 12-20 417624. 0. 39593. 0. 457216. 22180. 13921. 421115. 12-21 383602. 0. 34750. 0. 418352. 20252. 12739. 385361. 12-22 352908. 0. 30550. 0. 383458. 18525. 11678. 353255. 12-23 324675. 0. 26858. 0. 351533. 16949. 10707. 323877. 12-24 298701. 0. 23612. 0. 322313. 15511. 9818. 296984. 12-25 274805. 0. 20758. 0. 295563. 14198. 9004. 272362. 12-26 252821. 0. 18249. 0. 271070. 12998. 8258. 249813. Sub-T 8972282. 0. 997115. 0. 9969398. 487509. 303420. 9178469. After 819385. 0. 53220. 0. 872606. 41683. 26590. 804333. Total 9791667. 0. 1050336. 0. 10842004. 529192. 330010. 9982802. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 14400. 1525000. 0. 0. 1539400. -655762. -655762. -612212. 12-13 37600. 50000. 0. 0. 87600. 1509153. 853392. 1302927. 12-14 48000. 0. 0. 0. 48000. 1203826. 2057218. 952756. 12-15 48000. 0. 0. 0. 48000. 824488. 2881706. 592152. 12-16 48000. 0. 0. 0. 48000. 649928. 3531634. 424082. 12-17 48000. 0. 0. 0. 48000. 543425. 4075059. 322246. 12-18 48000. 0. 0. 0. 48000. 470004. 4545063. 253318. 12-19 48000. 0. 0. 0. 48000. 415638. 4960702. 203622. 12-20 48000. 0. 0. 0. 48000. 373115. 5333816. 166158. 12-21 48000. 0. 0. 0. 48000. 337361. 5671178. 136574. 12-22 48000. 0. 0. 0. 48000. 305255. 5976432. 112343. 12-23 48000. 0. 0. 0. 48000. 275877. 6252310. 92302. 12-24 48000. 0. 0. 0. 48000. 248984. 6501294. 75732. 12-25 48000. 0. 0. 0. 48000. 224362. 6725655. 62040. 12-26 48000. 0. 0. 0. 48000. 201813. 6927468. 50732. Sub-T 676000. 1575000. 0. 0. 2251000. 6927468. 6927468. 4134770. After 192000. 0. 0. 0. 192000. 612333. 7539802. 123502. Total 868000. 1575000. 0. 0. 2443000. 7539802. 7539802. 4258272. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST B #3H TABLE 210 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1205.377 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 1048.640 20.0000 935.715 REMARKS PERFS: - COTULLA 25.0000 850.508 30.0000 783.777 35.0000 729.925 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 57.477 0.000 157. 4.138 0.000 11. 103.83 5.01 12-13 1. 33.368 0.000 87. 2.403 0.000 6. 103.83 5.01 12-14 1. 23.535 0.000 59. 1.695 0.000 4. 103.83 5.01 12-15 1. 18.810 0.000 45. 1.354 0.000 3. 103.83 5.01 12-16 1. 15.933 0.000 36. 1.147 0.000 3. 103.83 5.01 12-17 1. 13.962 0.000 30. 1.005 0.000 2. 103.83 5.01 12-18 1. 12.511 0.000 26. 0.901 0.000 2. 103.83 5.01 12-19 1. 11.390 0.000 23. 0.820 0.000 2. 103.83 5.01 12-20 1. 10.467 0.000 20. 0.754 0.000 1. 103.83 5.01 12-21 1. 9.629 0.000 17. 0.693 0.000 1. 103.83 5.01 12-22 1. 8.859 0.000 15. 0.638 0.000 1. 103.83 5.01 12-23 1. 8.150 0.000 13. 0.587 0.000 1. 103.83 5.01 12-24 1. 7.498 0.000 12. 0.540 0.000 1. 103.83 5.01 12-25 1. 6.898 0.000 10. 0.497 0.000 1. 103.83 5.01 12-26 1. 6.347 0.000 9. 0.457 0.000 1. 103.83 5.01 Sub-T 1. 244.834 0.000 560. 17.628 0.000 40. 103.83 5.01 After 1. 17.123 0.000 23. 1.233 0.000 2. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 429686. 0. 56500. 0. 486185. 24003. 14790. 447392. 12-13 249454. 0. 31406. 0. 280860. 13830. 8545. 258485. 12-14 175944. 0. 21153. 0. 197097. 9680. 5997. 181419. 12-15 140619. 0. 16150. 0. 156769. 7680. 4771. 144318. 12-16 119109. 0. 13070. 0. 132179. 6459. 4023. 121697. 12-17 104373. 0. 10944. 0. 115317. 5622. 3510. 106185. 12-18 93528. 0. 9370. 0. 102899. 5005. 3133. 94761. 12-19 85149. 0. 8152. 0. 93300. 4528. 2841. 85931. 12-20 78247. 0. 7158. 0. 85405. 4136. 2601. 78668. 12-21 71987. 0. 6293. 0. 78280. 3783. 2384. 72113. 12-22 66228. 0. 5532. 0. 71760. 3461. 2186. 66113. 12-23 60930. 0. 4864. 0. 65794. 3168. 2004. 60622. 12-24 56055. 0. 4276. 0. 60331. 2899. 1838. 55594. 12-25 51571. 0. 3759. 0. 55330. 2654. 1686. 50990. 12-26 47445. 0. 3305. 0. 50750. 2430. 1546. 46774. Sub-T 1830323. 0. 201933. 0. 2032256. 99340. 61853. 1871063. After 128010. 0. 8134. 0. 136144. 6499. 4149. 125497. Total 1958334. 0. 210067. 0. 2168400. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 8000. 25000. 0. 0. 33000. 414392. 414392. 394284. 12-13 9600. 0. 0. 0. 9600. 248885. 663277. 216619. 12-14 9600. 0. 0. 0. 9600. 171819. 835096. 135747. 12-15 9600. 0. 0. 0. 9600. 134718. 969815. 96699. 12-16 9600. 0. 0. 0. 9600. 112097. 1081912. 73122. 12-17 9600. 0. 0. 0. 9600. 96585. 1178496. 57263. 12-18 9600. 0. 0. 0. 9600. 85161. 1263658. 45894. 12-19 9600. 0. 0. 0. 9600. 76331. 1339989. 37391. 12-20 9600. 0. 0. 0. 9600. 69068. 1409057. 30757. 12-21 9600. 0. 0. 0. 9600. 62513. 1471570. 25307. 12-22 9600. 0. 0. 0. 9600. 56513. 1528083. 20799. 12-23 9600. 0. 0. 0. 9600. 51022. 1579105. 17071. 12-24 9600. 0. 0. 0. 9600. 45994. 1625099. 13990. 12-25 9600. 0. 0. 0. 9600. 41390. 1666490. 11445. 12-26 9600. 0. 0. 0. 9600. 37174. 1703663. 9345. Sub-T 142400. 25000. 0. 0. 167400. 1703663. 1703663. 1185733. After 31200. 0. 0. 0. 31200. 94297. 1797960. 19644. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 1205377. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST B #4H TABLE 211 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 457.875 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 306.465 20.0000 202.711 REMARKS PERFS: - COTULLA 25.0000 128.556 30.0000 73.756 35.0000 32.175 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 10.222 0.000 28. 0.736 0.000 2. 103.83 5.01 12-13 1. 57.146 0.000 155. 4.115 0.000 11. 103.83 5.01 12-14 1. 29.979 0.000 77. 2.158 0.000 6. 103.83 5.01 12-15 1. 22.081 0.000 54. 1.590 0.000 4. 103.83 5.01 12-16 1. 17.970 0.000 42. 1.294 0.000 3. 103.83 5.01 12-17 1. 15.375 0.000 35. 1.107 0.000 2. 103.83 5.01 12-18 1. 13.560 0.000 29. 0.976 0.000 2. 103.83 5.01 12-19 1. 12.205 0.000 25. 0.879 0.000 2. 103.83 5.01 12-20 1. 11.147 0.000 22. 0.803 0.000 2. 103.83 5.01 12-21 1. 10.251 0.000 19. 0.738 0.000 1. 103.83 5.01 12-22 1. 9.431 0.000 17. 0.679 0.000 1. 103.83 5.01 12-23 1. 8.676 0.000 15. 0.625 0.000 1. 103.83 5.01 12-24 1. 7.982 0.000 13. 0.575 0.000 1. 103.83 5.01 12-25 1. 7.344 0.000 11. 0.529 0.000 1. 103.83 5.01 12-26 1. 6.756 0.000 10. 0.486 0.000 1. 103.83 5.01 Sub-T 1. 240.124 0.000 553. 17.289 0.000 40. 103.83 5.01 After 1. 21.833 0.000 29. 1.572 0.000 2. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 76416. 0. 10184. 0. 86600. 4279. 2634. 79687. 12-13 427213. 0. 55769. 0. 482982. 23834. 14693. 444455. 12-14 224114. 0. 27890. 0. 252005. 12401. 7667. 231937. 12-15 165073. 0. 19620. 0. 184693. 9065. 5620. 170008. 12-16 134342. 0. 15255. 0. 149596. 7324. 4553. 137720. 12-17 114941. 0. 12470. 0. 127411. 6223. 3878. 117311. 12-18 101369. 0. 10508. 0. 111877. 5451. 3406. 103020. 12-19 91241. 0. 9038. 0. 100279. 4875. 3053. 92351. 12-20 83329. 0. 7887. 0. 91216. 4425. 2777. 84014. 12-21 76632. 0. 6931. 0. 83564. 4045. 2545. 76974. 12-22 70502. 0. 6094. 0. 76595. 3700. 2333. 70563. 12-23 64862. 0. 5357. 0. 70219. 3385. 2139. 64695. 12-24 59673. 0. 4710. 0. 64382. 3098. 1961. 59323. 12-25 54899. 0. 4140. 0. 59039. 2836. 1799. 54405. 12-26 50507. 0. 3640. 0. 54147. 2596. 1650. 49901. Sub-T 1795113. 0. 199494. 0. 1994608. 97537. 60706. 1836364. After 163221. 0. 10573. 0. 173793. 8301. 5296. 160196. Total 1958334. 0. 210067. 0. 2168401. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 800. 750000. 0. 0. 750800. -671113. -671113. -615254. 12-13 9600. 0. 0. 0. 9600. 434855. -236258. 380192. 12-14 9600. 0. 0. 0. 9600. 222337. -13922. 175825. 12-15 9600. 0. 0. 0. 9600. 160408. 146487. 115188. 12-16 9600. 0. 0. 0. 9600. 128120. 274607. 83594. 12-17 9600. 0. 0. 0. 9600. 107711. 382317. 63870. 12-18 9600. 0. 0. 0. 9600. 93420. 475738. 50350. 12-19 9600. 0. 0. 0. 9600. 82751. 558489. 40539. 12-20 9600. 0. 0. 0. 9600. 74414. 632903. 33138. 12-21 9600. 0. 0. 0. 9600. 67374. 700277. 27275. 12-22 9600. 0. 0. 0. 9600. 60963. 761240. 22436. 12-23 9600. 0. 0. 0. 9600. 55095. 816334. 18433. 12-24 9600. 0. 0. 0. 9600. 49723. 866058. 15124. 12-25 9600. 0. 0. 0. 9600. 44805. 910863. 12389. 12-26 9600. 0. 0. 0. 9600. 40301. 951164. 10131. Sub-T 135200. 750000. 0. 0. 885200. 951164. 951164. 433229. After 38400. 0. 0. 0. 38400. 121796. 1072960. 24645. Total 173600. 750000. 0. 0. 923600. 1072960. 1072960. 457875. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST B #7H TABLE 212 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1069.996 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 880.550 20.0000 745.019 REMARKS PERFS: - COTULLA 25.0000 643.489 30.0000 564.629 35.0000 501.604 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 45.786 0.000 125. 3.297 0.000 9. 103.83 5.01 12-14 1. 38.000 0.000 100. 2.736 0.000 7. 103.83 5.01 12-15 1. 25.263 0.000 64. 1.819 0.000 5. 103.83 5.01 12-16 1. 19.757 0.000 48. 1.423 0.000 3. 103.83 5.01 12-17 1. 16.545 0.000 38. 1.191 0.000 3. 103.83 5.01 12-18 1. 14.395 0.000 32. 1.036 0.000 2. 103.83 5.01 12-19 1. 12.837 0.000 27. 0.924 0.000 2. 103.83 5.01 12-20 1. 11.646 0.000 23. 0.839 0.000 2. 103.83 5.01 12-21 1. 10.687 0.000 21. 0.769 0.000 1. 103.83 5.01 12-22 1. 9.832 0.000 18. 0.708 0.000 1. 103.83 5.01 12-23 1. 9.046 0.000 16. 0.651 0.000 1. 103.83 5.01 12-24 1. 8.322 0.000 14. 0.599 0.000 1. 103.83 5.01 12-25 1. 7.656 0.000 12. 0.551 0.000 1. 103.83 5.01 12-26 1. 7.044 0.000 11. 0.507 0.000 1. 103.83 5.01 Sub-T 1. 236.817 0.000 548. 17.051 0.000 39. 103.83 5.01 After 1. 25.141 0.000 34. 1.810 0.000 2. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 342284. 0. 45197. 0. 387481. 19135. 11787. 356559. 12-14 284081. 0. 36188. 0. 320269. 15782. 9744. 294743. 12-15 188863. 0. 22968. 0. 211831. 10410. 6445. 194976. 12-16 147701. 0. 17159. 0. 164860. 8081. 5017. 151762. 12-17 123683. 0. 13728. 0. 137411. 6719. 4182. 126510. 12-18 107615. 0. 11413. 0. 119028. 5806. 3623. 109598. 12-19 95967. 0. 9725. 0. 105692. 5144. 3218. 97331. 12-20 87063. 0. 8430. 0. 95493. 4637. 2907. 87949. 12-21 79895. 0. 7392. 0. 87287. 4230. 2658. 80400. 12-22 73503. 0. 6499. 0. 80002. 3869. 2436. 73697. 12-23 67623. 0. 5713. 0. 73336. 3539. 2234. 67564. 12-24 62213. 0. 5023. 0. 67236. 3239. 2048. 61950. 12-25 57236. 0. 4416. 0. 61652. 2964. 1878. 56810. 12-26 52657. 0. 3882. 0. 56539. 2713. 1722. 52104. Sub-T 1770386. 0. 197733. 0. 1968119. 96268. 59899. 1811952. After 187948. 0. 12334. 0. 200282. 9571. 6103. 184609. Total 1958334. 0. 210067. 0. 2168401. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5600. 25000. 0. 0. 30600. 325959. 325959. 277755. 12-14 9600. 0. 0. 0. 9600. 285143. 611103. 225793. 12-15 9600. 0. 0. 0. 9600. 185376. 796478. 133175. 12-16 9600. 0. 0. 0. 9600. 142162. 938640. 92776. 12-17 9600. 0. 0. 0. 9600. 116910. 1055550. 69334. 12-18 9600. 0. 0. 0. 9600. 99998. 1155548. 53900. 12-19 9600. 0. 0. 0. 9600. 87731. 1243279. 42982. 12-20 9600. 0. 0. 0. 9600. 78349. 1321627. 34891. 12-21 9600. 0. 0. 0. 9600. 70800. 1392427. 28662. 12-22 9600. 0. 0. 0. 9600. 64097. 1456525. 23590. 12-23 9600. 0. 0. 0. 9600. 57964. 1514488. 19393. 12-24 9600. 0. 0. 0. 9600. 52350. 1566838. 15923. 12-25 9600. 0. 0. 0. 9600. 47210. 1614048. 13054. 12-26 9600. 0. 0. 0. 9600. 42504. 1656552. 10685. Sub-T 130400. 25000. 0. 0. 155400. 1656552. 1656552. 1041912. After 43200. 0. 0. 0. 43200. 141409. 1797960. 28084. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 1069996. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST C #5H TABLE 213 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 480.223 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 328.647 20.0000 222.059 REMARKS PERFS: - COTULLA 25.0000 143.730 30.0000 84.095 35.0000 37.384 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 45.786 0.000 125. 3.297 0.000 9. 103.83 5.01 12-13 1. 38.000 0.000 100. 2.736 0.000 7. 103.83 5.01 12-14 1. 25.263 0.000 64. 1.819 0.000 5. 103.83 5.01 12-15 1. 19.757 0.000 48. 1.423 0.000 3. 103.83 5.01 12-16 1. 16.545 0.000 38. 1.191 0.000 3. 103.83 5.01 12-17 1. 14.395 0.000 32. 1.036 0.000 2. 103.83 5.01 12-18 1. 12.837 0.000 27. 0.924 0.000 2. 103.83 5.01 12-19 1. 11.646 0.000 23. 0.839 0.000 2. 103.83 5.01 12-20 1. 10.687 0.000 21. 0.769 0.000 1. 103.83 5.01 12-21 1. 9.832 0.000 18. 0.708 0.000 1. 103.83 5.01 12-22 1. 9.046 0.000 16. 0.651 0.000 1. 103.83 5.01 12-23 1. 8.322 0.000 14. 0.599 0.000 1. 103.83 5.01 12-24 1. 7.656 0.000 12. 0.551 0.000 1. 103.83 5.01 12-25 1. 7.044 0.000 11. 0.507 0.000 1. 103.83 5.01 12-26 1. 6.480 0.000 9. 0.467 0.000 1. 103.83 5.01 Sub-T 1. 243.297 0.000 558. 17.517 0.000 40. 103.83 5.01 After 1. 18.661 0.000 25. 1.344 0.000 2. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 342284. 0. 45197. 0. 387481. 19135. 11787. 356559. 12-13 284081. 0. 36188. 0. 320269. 15782. 9744. 294743. 12-14 188863. 0. 22968. 0. 211831. 10410. 6445. 194976. 12-15 147701. 0. 17159. 0. 164860. 8081. 5017. 151762. 12-16 123683. 0. 13728. 0. 137411. 6719. 4182. 126510. 12-17 107615. 0. 11413. 0. 119028. 5806. 3623. 109598. 12-18 95967. 0. 9725. 0. 105692. 5144. 3218. 97331. 12-19 87063. 0. 8430. 0. 95493. 4637. 2907. 87949. 12-20 79895. 0. 7392. 0. 87287. 4230. 2658. 80400. 12-21 73503. 0. 6499. 0. 80002. 3869. 2436. 73697. 12-22 67623. 0. 5713. 0. 73336. 3539. 2234. 67564. 12-23 62213. 0. 5023. 0. 67236. 3239. 2048. 61950. 12-24 57236. 0. 4416. 0. 61652. 2964. 1878. 56810. 12-25 52657. 0. 3882. 0. 56539. 2713. 1722. 52104. 12-26 48445. 0. 3413. 0. 51858. 2484. 1580. 47793. Sub-T 1818830. 0. 201146. 0. 2019977. 98752. 61479. 1859745. After 139503. 0. 8921. 0. 148424. 7086. 4523. 136815. Total 1958334. 0. 210067. 0. 2168401. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 5600. 750000. 0. 0. 755600. -399040. -399040. -391242. 12-13 9600. 0. 0. 0. 9600. 285143. -113897. 248372. 12-14 9600. 0. 0. 0. 9600. 185376. 71478. 146492. 12-15 9600. 0. 0. 0. 9600. 142162. 213640. 102054. 12-16 9600. 0. 0. 0. 9600. 116910. 330550. 76267. 12-17 9600. 0. 0. 0. 9600. 99998. 430548. 59290. 12-18 9600. 0. 0. 0. 9600. 87731. 518279. 47280. 12-19 9600. 0. 0. 0. 9600. 78349. 596628. 38381. 12-20 9600. 0. 0. 0. 9600. 70800. 667427. 31528. 12-21 9600. 0. 0. 0. 9600. 64097. 731525. 25949. 12-22 9600. 0. 0. 0. 9600. 57964. 789489. 21333. 12-23 9600. 0. 0. 0. 9600. 52350. 841838. 17515. 12-24 9600. 0. 0. 0. 9600. 47210. 889048. 14360. 12-25 9600. 0. 0. 0. 9600. 42504. 931552. 11753. 12-26 9600. 0. 0. 0. 9600. 38193. 969745. 9601. Sub-T 140000. 750000. 0. 0. 890000. 969745. 969745. 458932. After 33600. 0. 0. 0. 33600. 103215. 1072960. 21291. Total 173600. 750000. 0. 0. 923600. 1072960. 1072960. 480223. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST C #6H TABLE 214 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1044.802 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 850.315 20.0000 711.823 REMARKS PERFS: - COTULLA 25.0000 608.574 30.0000 528.783 35.0000 465.348 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 31.125 0.000 86. 2.241 0.000 6. 103.83 5.01 12-14 1. 44.904 0.000 120. 3.233 0.000 9. 103.83 5.01 12-15 1. 27.361 0.000 70. 1.970 0.000 5. 103.83 5.01 12-16 1. 20.837 0.000 51. 1.500 0.000 4. 103.83 5.01 12-17 1. 17.220 0.000 40. 1.240 0.000 3. 103.83 5.01 12-18 1. 14.865 0.000 33. 1.070 0.000 2. 103.83 5.01 12-19 1. 13.186 0.000 28. 0.949 0.000 2. 103.83 5.01 12-20 1. 11.917 0.000 24. 0.858 0.000 2. 103.83 5.01 12-21 1. 10.913 0.000 21. 0.786 0.000 2. 103.83 5.01 12-22 1. 10.039 0.000 19. 0.723 0.000 1. 103.83 5.01 12-23 1. 9.236 0.000 16. 0.665 0.000 1. 103.83 5.01 12-24 1. 8.497 0.000 14. 0.612 0.000 1. 103.83 5.01 12-25 1. 7.818 0.000 13. 0.563 0.000 1. 103.83 5.01 12-26 1. 7.192 0.000 11. 0.518 0.000 1. 103.83 5.01 Sub-T 1. 235.111 0.000 546. 16.928 0.000 39. 103.83 5.01 After 1. 26.847 0.000 37. 1.933 0.000 3. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 232685. 0. 30861. 0. 263546. 13018. 8017. 242511. 12-14 335691. 0. 43277. 0. 378968. 18688. 11529. 348751. 12-15 204547. 0. 25163. 0. 229710. 11296. 6989. 211424. 12-16 155771. 0. 18304. 0. 174075. 8538. 5297. 160240. 12-17 128733. 0. 14452. 0. 143185. 7006. 4358. 131821. 12-18 111125. 0. 11920. 0. 123045. 6006. 3745. 113294. 12-19 98574. 0. 10103. 0. 108677. 5292. 3308. 100077. 12-20 89090. 0. 8725. 0. 97815. 4753. 2978. 90084. 12-21 81584. 0. 7635. 0. 89219. 4325. 2717. 82177. 12-22 75052. 0. 6712. 0. 81763. 3956. 2490. 75318. 12-23 69047. 0. 5900. 0. 74948. 3619. 2283. 69047. 12-24 63524. 0. 5187. 0. 68711. 3311. 2093. 63307. 12-25 58442. 0. 4560. 0. 63002. 3030. 1919. 58053. 12-26 53766. 0. 4009. 0. 57776. 2774. 1760. 53242. Sub-T 1757630. 0. 196809. 0. 1954439. 95612. 59482. 1799345. After 200703. 0. 13258. 0. 213962. 10227. 6520. 197216. Total 1958333. 0. 210067. 0. 2168400. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 3200. 25000. 0. 0. 28200. 214311. 214311. 179990. 12-14 9600. 0. 0. 0. 9600. 339151. 553462. 268899. 12-15 9600. 0. 0. 0. 9600. 201824. 755286. 145036. 12-16 9600. 0. 0. 0. 9600. 150640. 905926. 98323. 12-17 9600. 0. 0. 0. 9600. 122221. 1028147. 72489. 12-18 9600. 0. 0. 0. 9600. 103694. 1131841. 55895. 12-19 9600. 0. 0. 0. 9600. 90477. 1222318. 44329. 12-20 9600. 0. 0. 0. 9600. 80484. 1302802. 35844. 12-21 9600. 0. 0. 0. 9600. 72577. 1375379. 29381. 12-22 9600. 0. 0. 0. 9600. 65718. 1441097. 24186. 12-23 9600. 0. 0. 0. 9600. 59447. 1500543. 19889. 12-24 9600. 0. 0. 0. 9600. 53707. 1554250. 16336. 12-25 9600. 0. 0. 0. 9600. 48453. 1602703. 13398. 12-26 9600. 0. 0. 0. 9600. 43642. 1646345. 10971. Sub-T 128000. 25000. 0. 0. 153000. 1646345. 1646345. 1014964. After 45600. 0. 0. 0. 45600. 151616. 1797960. 29838. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 1044802. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROBABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 215 ZAZA ENERGY, LLC TALBUTT PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 7902.846 FINAL 15.0000 6281.193 20.0000 5147.931 25.0000 4318.682 30.0000 3689.571 35.0000 3198.435 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 31.125 0.000 86. 2.241 0.000 6. 103.83 5.01 12-13 2. 100.912 0.000 274. 7.266 0.000 20. 103.83 5.01 12-14 4. 221.332 0.000 595. 15.936 0.000 43. 103.83 5.01 12-15 7. 314.761 0.000 836. 22.663 0.000 60. 103.83 5.01 12-16 8. 211.302 0.000 535. 15.214 0.000 39. 103.83 5.01 12-17 8. 159.906 0.000 386. 11.513 0.000 28. 103.83 5.01 12-18 8. 132.646 0.000 305. 9.551 0.000 22. 103.83 5.01 12-19 8. 114.993 0.000 253. 8.279 0.000 18. 103.83 5.01 12-20 8. 102.377 0.000 215. 7.371 0.000 15. 103.83 5.01 12-21 8. 92.733 0.000 186. 6.677 0.000 13. 103.83 5.01 12-22 8. 84.882 0.000 163. 6.111 0.000 12. 103.83 5.01 12-23 8. 78.047 0.000 143. 5.619 0.000 10. 103.83 5.01 12-24 8. 71.803 0.000 126. 5.170 0.000 9. 103.83 5.01 12-25 8. 66.059 0.000 110. 4.756 0.000 8. 103.83 5.01 12-26 8. 60.774 0.000 97. 4.376 0.000 7. 103.83 5.01 Sub-T 7. 1843.653 0.000 4309. 132.743 0.000 310. 103.83 5.01 After 7. 252.009 0.000 353. 18.145 0.000 25. 103.83 5.01 Total 7. 2095.663 0.000 4661. 150.888 0.000 336. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 2095.663 0.000 4661. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 232685. 0. 30861. 0. 263546. 13018. 8017. 242511. 12-13 754391. 0. 98658. 0. 853049. 42101. 25950. 784997. 12-14 1654626. 0. 214665. 0. 1869291. 92213. 56867. 1720212. 12-15 2353076. 0. 301312. 0. 2654388. 130840. 80754. 2442794. 12-16 1579646. 0. 193032. 0. 1772678. 87141. 53937. 1631600. 12-17 1195420. 0. 139098. 0. 1334518. 65422. 40611. 1228485. 12-18 991633. 0. 110072. 0. 1101705. 53871. 33531. 1014304. 12-19 859657. 0. 91090. 0. 950747. 46376. 28940. 875431. 12-20 765348. 0. 77441. 0. 842789. 41014. 25657. 776118. 12-21 693251. 0. 67001. 0. 760252. 36915. 23147. 700190. 12-22 634555. 0. 58593. 0. 693147. 33584. 21106. 638457. 12-23 583461. 0. 51481. 0. 634942. 30700. 19336. 584906. 12-24 536784. 0. 45259. 0. 582043. 28086. 17727. 536230. 12-25 493841. 0. 39789. 0. 533630. 25701. 16254. 491676. 12-26 454334. 0. 34980. 0. 489314. 23523. 14905. 450886. Sub-T 13782708. 0. 1553331. 0. 15336038. 750504. 466737. 14118799. After 1883960. 0. 127206. 0. 2011166. 96203. 61279. 1853685. Total 15666668. 0. 1680537. 0. 17347204. 846707. 528016. 15972484. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3200. 25000. 0. 0. 28200. 214311. 214311. 197989. 12-13 16000. 50000. 0. 0. 66000. 718997. 933308. 618173. 12-14 40800. 75000. 0. 0. 115800. 1604412. 2537720. 1261016. 12-15 71200. 50000. 0. 0. 121200. 2321595. 4859315. 1664637. 12-16 76800. 0. 0. 0. 76800. 1554800. 6414114. 1015933. 12-17 76800. 0. 0. 0. 76800. 1151685. 7565800. 683360. 12-18 76800. 0. 0. 0. 76800. 937504. 8503304. 505467. 12-19 76800. 0. 0. 0. 76800. 798631. 9301935. 391343. 12-20 76800. 0. 0. 0. 76800. 699318. 10001253. 311472. 12-21 76800. 0. 0. 0. 76800. 623390. 10624643. 252385. 12-22 76800. 0. 0. 0. 76800. 561657. 11186300. 206708. 12-23 76800. 0. 0. 0. 76800. 508106. 11694406. 169998. 12-24 76800. 0. 0. 0. 76800. 459430. 12153836. 139740. 12-25 76800. 0. 0. 0. 76800. 414876. 12568712. 114718. 12-26 76800. 0. 0. 0. 76800. 374086. 12942798. 94037. Sub-T 976000. 200000. 0. 0. 1176000. 12942798. 12942798. 7626976. After 412800. 0. 0. 0. 412800. 1440885. 14383682. 275870. Total 1388800. 200000. 0. 0. 1588800. 14383683. 14383682. 7902846. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST D #7H TABLE 216 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1149.282 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 977.862 20.0000 854.187 REMARKS PERFS: - COTULLA 25.0000 760.717 30.0000 687.418 35.0000 628.220 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 31.125 0.000 86. 2.241 0.000 6. 103.83 5.01 12-13 1. 44.904 0.000 120. 3.233 0.000 9. 103.83 5.01 12-14 1. 27.361 0.000 70. 1.970 0.000 5. 103.83 5.01 12-15 1. 20.837 0.000 51. 1.500 0.000 4. 103.83 5.01 12-16 1. 17.220 0.000 40. 1.240 0.000 3. 103.83 5.01 12-17 1. 14.865 0.000 33. 1.070 0.000 2. 103.83 5.01 12-18 1. 13.186 0.000 28. 0.949 0.000 2. 103.83 5.01 12-19 1. 11.917 0.000 24. 0.858 0.000 2. 103.83 5.01 12-20 1. 10.913 0.000 21. 0.786 0.000 2. 103.83 5.01 12-21 1. 10.039 0.000 19. 0.723 0.000 1. 103.83 5.01 12-22 1. 9.236 0.000 16. 0.665 0.000 1. 103.83 5.01 12-23 1. 8.497 0.000 14. 0.612 0.000 1. 103.83 5.01 12-24 1. 7.818 0.000 13. 0.563 0.000 1. 103.83 5.01 12-25 1. 7.192 0.000 11. 0.518 0.000 1. 103.83 5.01 12-26 1. 6.617 0.000 10. 0.476 0.000 1. 103.83 5.01 Sub-T 1. 241.727 0.000 556. 17.404 0.000 40. 103.83 5.01 After 1. 20.230 0.000 27. 1.457 0.000 2. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 232685. 0. 30861. 0. 263546. 13018. 8017. 242511. 12-13 335691. 0. 43277. 0. 378968. 18688. 11529. 348751. 12-14 204547. 0. 25163. 0. 229710. 11296. 6989. 211424. 12-15 155771. 0. 18304. 0. 174075. 8538. 5297. 160240. 12-16 128733. 0. 14452. 0. 143185. 7006. 4358. 131821. 12-17 111125. 0. 11920. 0. 123045. 6006. 3745. 113294. 12-18 98574. 0. 10103. 0. 108677. 5292. 3308. 100077. 12-19 89090. 0. 8725. 0. 97815. 4753. 2978. 90084. 12-20 81584. 0. 7635. 0. 89219. 4325. 2717. 82177. 12-21 75052. 0. 6712. 0. 81763. 3956. 2490. 75318. 12-22 69047. 0. 5900. 0. 74948. 3619. 2283. 69047. 12-23 63524. 0. 5187. 0. 68711. 3311. 2093. 63307. 12-24 58442. 0. 4560. 0. 63002. 3030. 1919. 58053. 12-25 53766. 0. 4009. 0. 57776. 2774. 1760. 53242. 12-26 49465. 0. 3525. 0. 52990. 2540. 1614. 48836. Sub-T 1807095. 0. 200334. 0. 2007429. 98151. 61097. 1848180. After 151238. 0. 9734. 0. 160972. 7687. 4905. 148380. Total 1958333. 0. 210067. 0. 2168400. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3200. 25000. 0. 0. 28200. 214311. 214311. 197989. 12-13 9600. 0. 0. 0. 9600. 339151. 553462. 295789. 12-14 9600. 0. 0. 0. 9600. 201824. 755286. 159540. 12-15 9600. 0. 0. 0. 9600. 150640. 905926. 108155. 12-16 9600. 0. 0. 0. 9600. 122221. 1028147. 79738. 12-17 9600. 0. 0. 0. 9600. 103694. 1131841. 61484. 12-18 9600. 0. 0. 0. 9600. 90477. 1222318. 48762. 12-19 9600. 0. 0. 0. 9600. 80484. 1302802. 39428. 12-20 9600. 0. 0. 0. 9600. 72577. 1375379. 32319. 12-21 9600. 0. 0. 0. 9600. 65718. 1441097. 26605. 12-22 9600. 0. 0. 0. 9600. 59447. 1500543. 21878. 12-23 9600. 0. 0. 0. 9600. 53707. 1554250. 17969. 12-24 9600. 0. 0. 0. 9600. 48453. 1602703. 14738. 12-25 9600. 0. 0. 0. 9600. 43642. 1646345. 12068. 12-26 9600. 0. 0. 0. 9600. 39236. 1685580. 9863. Sub-T 137600. 25000. 0. 0. 162600. 1685580. 1685580. 1126324. After 36000. 0. 0. 0. 36000. 112380. 1797960. 22958. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 1149282. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST D #8H TABLE 217 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1069.996 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 880.550 20.0000 745.019 REMARKS PERFS: - COTULLA 25.0000 643.489 30.0000 564.629 35.0000 501.604 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 45.786 0.000 125. 3.297 0.000 9. 103.83 5.01 12-14 1. 38.000 0.000 100. 2.736 0.000 7. 103.83 5.01 12-15 1. 25.263 0.000 64. 1.819 0.000 5. 103.83 5.01 12-16 1. 19.757 0.000 48. 1.423 0.000 3. 103.83 5.01 12-17 1. 16.545 0.000 38. 1.191 0.000 3. 103.83 5.01 12-18 1. 14.395 0.000 32. 1.036 0.000 2. 103.83 5.01 12-19 1. 12.837 0.000 27. 0.924 0.000 2. 103.83 5.01 12-20 1. 11.646 0.000 23. 0.839 0.000 2. 103.83 5.01 12-21 1. 10.687 0.000 21. 0.769 0.000 1. 103.83 5.01 12-22 1. 9.832 0.000 18. 0.708 0.000 1. 103.83 5.01 12-23 1. 9.046 0.000 16. 0.651 0.000 1. 103.83 5.01 12-24 1. 8.322 0.000 14. 0.599 0.000 1. 103.83 5.01 12-25 1. 7.656 0.000 12. 0.551 0.000 1. 103.83 5.01 12-26 1. 7.044 0.000 11. 0.507 0.000 1. 103.83 5.01 Sub-T 1. 236.817 0.000 548. 17.051 0.000 39. 103.83 5.01 After 1. 25.141 0.000 34. 1.810 0.000 2. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 342284. 0. 45197. 0. 387481. 19135. 11787. 356559. 12-14 284081. 0. 36188. 0. 320269. 15782. 9744. 294743. 12-15 188863. 0. 22968. 0. 211831. 10410. 6445. 194976. 12-16 147701. 0. 17159. 0. 164860. 8081. 5017. 151762. 12-17 123683. 0. 13728. 0. 137411. 6719. 4182. 126510. 12-18 107615. 0. 11413. 0. 119028. 5806. 3623. 109598. 12-19 95967. 0. 9725. 0. 105692. 5144. 3218. 97331. 12-20 87063. 0. 8430. 0. 95493. 4637. 2907. 87949. 12-21 79895. 0. 7392. 0. 87287. 4230. 2658. 80400. 12-22 73503. 0. 6499. 0. 80002. 3869. 2436. 73697. 12-23 67623. 0. 5713. 0. 73336. 3539. 2234. 67564. 12-24 62213. 0. 5023. 0. 67236. 3239. 2048. 61950. 12-25 57236. 0. 4416. 0. 61652. 2964. 1878. 56810. 12-26 52657. 0. 3882. 0. 56539. 2713. 1722. 52104. Sub-T 1770386. 0. 197733. 0. 1968119. 96268. 59899. 1811952. After 187948. 0. 12334. 0. 200282. 9571. 6103. 184609. Total 1958334. 0. 210067. 0. 2168401. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5600. 25000. 0. 0. 30600. 325959. 325959. 277755. 12-14 9600. 0. 0. 0. 9600. 285143. 611103. 225793. 12-15 9600. 0. 0. 0. 9600. 185376. 796478. 133175. 12-16 9600. 0. 0. 0. 9600. 142162. 938640. 92776. 12-17 9600. 0. 0. 0. 9600. 116910. 1055550. 69334. 12-18 9600. 0. 0. 0. 9600. 99998. 1155548. 53900. 12-19 9600. 0. 0. 0. 9600. 87731. 1243279. 42982. 12-20 9600. 0. 0. 0. 9600. 78349. 1321627. 34891. 12-21 9600. 0. 0. 0. 9600. 70800. 1392427. 28662. 12-22 9600. 0. 0. 0. 9600. 64097. 1456525. 23590. 12-23 9600. 0. 0. 0. 9600. 57964. 1514488. 19393. 12-24 9600. 0. 0. 0. 9600. 52350. 1566838. 15923. 12-25 9600. 0. 0. 0. 9600. 47210. 1614048. 13054. 12-26 9600. 0. 0. 0. 9600. 42504. 1656552. 10685. Sub-T 130400. 25000. 0. 0. 155400. 1656552. 1656552. 1041912. After 43200. 0. 0. 0. 43200. 141409. 1797960. 28084. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 1069996. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST D #9H TABLE 218 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1020.201 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 821.118 20.0000 680.106 REMARKS PERFS: - COTULLA 25.0000 575.554 30.0000 495.213 35.0000 431.712 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 10.222 0.000 28. 0.736 0.000 2. 103.83 5.01 12-14 1. 57.146 0.000 155. 4.115 0.000 11. 103.83 5.01 12-15 1. 29.979 0.000 77. 2.158 0.000 6. 103.83 5.01 12-16 1. 22.081 0.000 54. 1.590 0.000 4. 103.83 5.01 12-17 1. 17.970 0.000 42. 1.294 0.000 3. 103.83 5.01 12-18 1. 15.375 0.000 35. 1.107 0.000 2. 103.83 5.01 12-19 1. 13.560 0.000 29. 0.976 0.000 2. 103.83 5.01 12-20 1. 12.205 0.000 25. 0.879 0.000 2. 103.83 5.01 12-21 1. 11.147 0.000 22. 0.803 0.000 2. 103.83 5.01 12-22 1. 10.251 0.000 19. 0.738 0.000 1. 103.83 5.01 12-23 1. 9.431 0.000 17. 0.679 0.000 1. 103.83 5.01 12-24 1. 8.676 0.000 15. 0.625 0.000 1. 103.83 5.01 12-25 1. 7.982 0.000 13. 0.575 0.000 1. 103.83 5.01 12-26 1. 7.344 0.000 11. 0.529 0.000 1. 103.83 5.01 Sub-T 1. 233.368 0.000 543. 16.803 0.000 39. 103.83 5.01 After 1. 28.589 0.000 39. 2.058 0.000 3. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 76416. 0. 10184. 0. 86600. 4279. 2634. 79687. 12-14 427213. 0. 55769. 0. 482982. 23834. 14693. 444455. 12-15 224114. 0. 27890. 0. 252005. 12401. 7667. 231937. 12-16 165073. 0. 19620. 0. 184693. 9065. 5620. 170008. 12-17 134342. 0. 15255. 0. 149596. 7324. 4553. 137720. 12-18 114941. 0. 12470. 0. 127411. 6223. 3878. 117311. 12-19 101369. 0. 10508. 0. 111877. 5451. 3406. 103020. 12-20 91241. 0. 9038. 0. 100279. 4875. 3053. 92351. 12-21 83329. 0. 7887. 0. 91216. 4425. 2777. 84014. 12-22 76632. 0. 6931. 0. 83564. 4045. 2545. 76974. 12-23 70502. 0. 6094. 0. 76595. 3700. 2333. 70563. 12-24 64862. 0. 5357. 0. 70219. 3385. 2139. 64695. 12-25 59673. 0. 4710. 0. 64382. 3098. 1961. 59323. 12-26 54899. 0. 4140. 0. 59039. 2836. 1799. 54405. Sub-T 1744606. 0. 195854. 0. 1940460. 94941. 59057. 1786463. After 213728. 0. 14213. 0. 227940. 10897. 6945. 210098. Total 1958334. 0. 210067. 0. 2168401. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 800. 25000. 0. 0. 25800. 53887. 53887. 44629. 12-14 9600. 0. 0. 0. 9600. 434855. 488742. 345629. 12-15 9600. 0. 0. 0. 9600. 222337. 711078. 159841. 12-16 9600. 0. 0. 0. 9600. 160408. 871487. 104716. 12-17 9600. 0. 0. 0. 9600. 128120. 999606. 75995. 12-18 9600. 0. 0. 0. 9600. 107711. 1107317. 58063. 12-19 9600. 0. 0. 0. 9600. 93420. 1200738. 45773. 12-20 9600. 0. 0. 0. 9600. 82751. 1283488. 36854. 12-21 9600. 0. 0. 0. 9600. 74414. 1357903. 30125. 12-22 9600. 0. 0. 0. 9600. 67374. 1425277. 24796. 12-23 9600. 0. 0. 0. 9600. 60963. 1486240. 20396. 12-24 9600. 0. 0. 0. 9600. 55095. 1541334. 16758. 12-25 9600. 0. 0. 0. 9600. 49723. 1591058. 13749. 12-26 9600. 0. 0. 0. 9600. 44805. 1635863. 11263. Sub-T 125600. 25000. 0. 0. 150600. 1635863. 1635863. 988586. After 48000. 0. 0. 0. 48000. 162098. 1797960. 31615. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 1020201. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST E #10H TABLE 219 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 996.179 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 792.923 20.0000 649.802 REMARKS PERFS: - COTULLA 25.0000 544.325 30.0000 463.773 35.0000 400.508 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 57.477 0.000 157. 4.138 0.000 11. 103.83 5.01 12-15 1. 33.368 0.000 87. 2.403 0.000 6. 103.83 5.01 12-16 1. 23.535 0.000 59. 1.695 0.000 4. 103.83 5.01 12-17 1. 18.810 0.000 45. 1.354 0.000 3. 103.83 5.01 12-18 1. 15.933 0.000 36. 1.147 0.000 3. 103.83 5.01 12-19 1. 13.962 0.000 30. 1.005 0.000 2. 103.83 5.01 12-20 1. 12.511 0.000 26. 0.901 0.000 2. 103.83 5.01 12-21 1. 11.390 0.000 23. 0.820 0.000 2. 103.83 5.01 12-22 1. 10.467 0.000 20. 0.754 0.000 1. 103.83 5.01 12-23 1. 9.629 0.000 17. 0.693 0.000 1. 103.83 5.01 12-24 1. 8.859 0.000 15. 0.638 0.000 1. 103.83 5.01 12-25 1. 8.150 0.000 13. 0.587 0.000 1. 103.83 5.01 12-26 1. 7.498 0.000 12. 0.540 0.000 1. 103.83 5.01 Sub-T 1. 231.589 0.000 541. 16.674 0.000 39. 103.83 5.01 After 1. 30.368 0.000 42. 2.187 0.000 3. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 429686. 0. 56500. 0. 486185. 24003. 14790. 447392. 12-15 249454. 0. 31406. 0. 280860. 13830. 8545. 258485. 12-16 175944. 0. 21153. 0. 197097. 9680. 5997. 181419. 12-17 140619. 0. 16150. 0. 156769. 7680. 4771. 144318. 12-18 119109. 0. 13070. 0. 132179. 6459. 4023. 121697. 12-19 104373. 0. 10944. 0. 115317. 5622. 3510. 106185. 12-20 93528. 0. 9370. 0. 102899. 5005. 3133. 94761. 12-21 85149. 0. 8152. 0. 93300. 4528. 2841. 85931. 12-22 78247. 0. 7158. 0. 85405. 4136. 2601. 78668. 12-23 71987. 0. 6293. 0. 78280. 3783. 2384. 72113. 12-24 66228. 0. 5532. 0. 71760. 3461. 2186. 66113. 12-25 60930. 0. 4864. 0. 65794. 3168. 2004. 60622. 12-26 56055. 0. 4276. 0. 60331. 2899. 1838. 55594. Sub-T 1731307. 0. 194869. 0. 1926176. 94255. 58621. 1773299. After 227026. 0. 15198. 0. 242225. 11583. 7381. 223261. Total 1958334. 0. 210067. 0. 2168400. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 8000. 25000. 0. 0. 33000. 414392. 414392. 325855. 12-15 9600. 0. 0. 0. 9600. 248885. 663277. 179024. 12-16 9600. 0. 0. 0. 9600. 171819. 835096. 112187. 12-17 9600. 0. 0. 0. 9600. 134718. 969815. 79917. 12-18 9600. 0. 0. 0. 9600. 112097. 1081912. 60431. 12-19 9600. 0. 0. 0. 9600. 96585. 1178496. 47325. 12-20 9600. 0. 0. 0. 9600. 85161. 1263658. 37929. 12-21 9600. 0. 0. 0. 9600. 76331. 1339989. 30902. 12-22 9600. 0. 0. 0. 9600. 69068. 1409057. 25419. 12-23 9600. 0. 0. 0. 9600. 62513. 1471570. 20915. 12-24 9600. 0. 0. 0. 9600. 56513. 1528083. 17189. 12-25 9600. 0. 0. 0. 9600. 51022. 1579105. 14108. 12-26 9600. 0. 0. 0. 9600. 45994. 1625099. 11562. Sub-T 123200. 25000. 0. 0. 148200. 1625099. 1625099. 962763. After 50400. 0. 0. 0. 50400. 172861. 1797960. 33417. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 996179. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST E #11H TABLE 220 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 949.820 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 739.404 20.0000 593.186 REMARKS PERFS: - COTULLA 25.0000 486.859 30.0000 406.756 35.0000 344.702 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 31.125 0.000 86. 2.241 0.000 6. 103.83 5.01 12-15 1. 44.904 0.000 120. 3.233 0.000 9. 103.83 5.01 12-16 1. 27.361 0.000 70. 1.970 0.000 5. 103.83 5.01 12-17 1. 20.837 0.000 51. 1.500 0.000 4. 103.83 5.01 12-18 1. 17.220 0.000 40. 1.240 0.000 3. 103.83 5.01 12-19 1. 14.865 0.000 33. 1.070 0.000 2. 103.83 5.01 12-20 1. 13.186 0.000 28. 0.949 0.000 2. 103.83 5.01 12-21 1. 11.917 0.000 24. 0.858 0.000 2. 103.83 5.01 12-22 1. 10.913 0.000 21. 0.786 0.000 2. 103.83 5.01 12-23 1. 10.039 0.000 19. 0.723 0.000 1. 103.83 5.01 12-24 1. 9.236 0.000 16. 0.665 0.000 1. 103.83 5.01 12-25 1. 8.497 0.000 14. 0.612 0.000 1. 103.83 5.01 12-26 1. 7.818 0.000 13. 0.563 0.000 1. 103.83 5.01 Sub-T 1. 227.918 0.000 535. 16.410 0.000 39. 103.83 5.01 After 1. 34.039 0.000 48. 2.451 0.000 3. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 232685. 0. 30861. 0. 263546. 13018. 8017. 242511. 12-15 335691. 0. 43277. 0. 378968. 18688. 11529. 348751. 12-16 204547. 0. 25163. 0. 229710. 11296. 6989. 211424. 12-17 155771. 0. 18304. 0. 174075. 8538. 5297. 160240. 12-18 128733. 0. 14452. 0. 143185. 7006. 4358. 131821. 12-19 111125. 0. 11920. 0. 123045. 6006. 3745. 113294. 12-20 98574. 0. 10103. 0. 108677. 5292. 3308. 100077. 12-21 89090. 0. 8725. 0. 97815. 4753. 2978. 90084. 12-22 81584. 0. 7635. 0. 89219. 4325. 2717. 82177. 12-23 75052. 0. 6712. 0. 81763. 3956. 2490. 75318. 12-24 69047. 0. 5900. 0. 74948. 3619. 2283. 69047. 12-25 63524. 0. 5187. 0. 68711. 3311. 2093. 63307. 12-26 58442. 0. 4560. 0. 63002. 3030. 1919. 58053. Sub-T 1703863. 0. 192800. 0. 1896663. 92838. 57722. 1746103. After 254470. 0. 17268. 0. 271737. 13001. 8280. 250457. Total 1958333. 0. 210067. 0. 2168400. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 3200. 25000. 0. 0. 28200. 214311. 214311. 163627. 12-15 9600. 0. 0. 0. 9600. 339151. 553462. 244454. 12-16 9600. 0. 0. 0. 9600. 201824. 755286. 131851. 12-17 9600. 0. 0. 0. 9600. 150640. 905926. 89384. 12-18 9600. 0. 0. 0. 9600. 122221. 1028147. 65899. 12-19 9600. 0. 0. 0. 9600. 103694. 1131841. 50813. 12-20 9600. 0. 0. 0. 9600. 90477. 1222318. 40299. 12-21 9600. 0. 0. 0. 9600. 80484. 1302802. 32585. 12-22 9600. 0. 0. 0. 9600. 72577. 1375379. 26710. 12-23 9600. 0. 0. 0. 9600. 65718. 1441097. 21987. 12-24 9600. 0. 0. 0. 9600. 59447. 1500543. 18081. 12-25 9600. 0. 0. 0. 9600. 53707. 1554250. 14851. 12-26 9600. 0. 0. 0. 9600. 48453. 1602703. 12180. Sub-T 118400. 25000. 0. 0. 143400. 1602703. 1602703. 912722. After 55200. 0. 0. 0. 55200. 195257. 1797960. 37098. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 949820. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST F #12H TABLE 221 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 927.455 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 714.015 20.0000 566.755 REMARKS PERFS: - COTULLA 25.0000 460.443 30.0000 380.933 35.0000 319.787 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 10.222 0.000 28. 0.736 0.000 2. 103.83 5.01 12-15 1. 57.146 0.000 155. 4.115 0.000 11. 103.83 5.01 12-16 1. 29.979 0.000 77. 2.158 0.000 6. 103.83 5.01 12-17 1. 22.081 0.000 54. 1.590 0.000 4. 103.83 5.01 12-18 1. 17.970 0.000 42. 1.294 0.000 3. 103.83 5.01 12-19 1. 15.375 0.000 35. 1.107 0.000 2. 103.83 5.01 12-20 1. 13.560 0.000 29. 0.976 0.000 2. 103.83 5.01 12-21 1. 12.205 0.000 25. 0.879 0.000 2. 103.83 5.01 12-22 1. 11.147 0.000 22. 0.803 0.000 2. 103.83 5.01 12-23 1. 10.251 0.000 19. 0.738 0.000 1. 103.83 5.01 12-24 1. 9.431 0.000 17. 0.679 0.000 1. 103.83 5.01 12-25 1. 8.676 0.000 15. 0.625 0.000 1. 103.83 5.01 12-26 1. 7.982 0.000 13. 0.575 0.000 1. 103.83 5.01 Sub-T 1. 226.025 0.000 532. 16.274 0.000 38. 103.83 5.01 After 1. 35.933 0.000 51. 2.587 0.000 4. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 76416. 0. 10184. 0. 86600. 4279. 2634. 79687. 12-15 427213. 0. 55769. 0. 482982. 23834. 14693. 444455. 12-16 224114. 0. 27890. 0. 252005. 12401. 7667. 231937. 12-17 165073. 0. 19620. 0. 184693. 9065. 5620. 170008. 12-18 134342. 0. 15255. 0. 149596. 7324. 4553. 137720. 12-19 114941. 0. 12470. 0. 127411. 6223. 3878. 117311. 12-20 101369. 0. 10508. 0. 111877. 5451. 3406. 103020. 12-21 91241. 0. 9038. 0. 100279. 4875. 3053. 92351. 12-22 83329. 0. 7887. 0. 91216. 4425. 2777. 84014. 12-23 76632. 0. 6931. 0. 83564. 4045. 2545. 76974. 12-24 70502. 0. 6094. 0. 76595. 3700. 2333. 70563. 12-25 64862. 0. 5357. 0. 70219. 3385. 2139. 64695. 12-26 59673. 0. 4710. 0. 64382. 3098. 1961. 59323. Sub-T 1689707. 0. 191714. 0. 1881421. 92105. 57258. 1732058. After 268627. 0. 18353. 0. 286980. 13733. 8744. 264503. Total 1958334. 0. 210067. 0. 2168401. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 800. 25000. 0. 0. 25800. 53887. 53887. 40572. 12-15 9600. 0. 0. 0. 9600. 434855. 488742. 314208. 12-16 9600. 0. 0. 0. 9600. 222337. 711078. 145310. 12-17 9600. 0. 0. 0. 9600. 160408. 871487. 95196. 12-18 9600. 0. 0. 0. 9600. 128120. 999606. 69086. 12-19 9600. 0. 0. 0. 9600. 107711. 1107317. 52785. 12-20 9600. 0. 0. 0. 9600. 93420. 1200738. 41612. 12-21 9600. 0. 0. 0. 9600. 82751. 1283488. 33504. 12-22 9600. 0. 0. 0. 9600. 74414. 1357903. 27387. 12-23 9600. 0. 0. 0. 9600. 67374. 1425277. 22541. 12-24 9600. 0. 0. 0. 9600. 60963. 1486240. 18542. 12-25 9600. 0. 0. 0. 9600. 55095. 1541334. 15234. 12-26 9600. 0. 0. 0. 9600. 49723. 1591058. 12499. Sub-T 116000. 25000. 0. 0. 141000. 1591058. 1591058. 888476. After 57600. 0. 0. 0. 57600. 206903. 1797960. 38980. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 927456. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST F #13H TABLE 222 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 905.618 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 689.498 20.0000 541.502 REMARKS PERFS: - COTULLA 25.0000 435.460 30.0000 356.749 35.0000 296.672 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 57.477 0.000 157. 4.138 0.000 11. 103.83 5.01 12-16 1. 33.368 0.000 87. 2.403 0.000 6. 103.83 5.01 12-17 1. 23.535 0.000 59. 1.695 0.000 4. 103.83 5.01 12-18 1. 18.810 0.000 45. 1.354 0.000 3. 103.83 5.01 12-19 1. 15.933 0.000 36. 1.147 0.000 3. 103.83 5.01 12-20 1. 13.962 0.000 30. 1.005 0.000 2. 103.83 5.01 12-21 1. 12.511 0.000 26. 0.901 0.000 2. 103.83 5.01 12-22 1. 11.390 0.000 23. 0.820 0.000 2. 103.83 5.01 12-23 1. 10.467 0.000 20. 0.754 0.000 1. 103.83 5.01 12-24 1. 9.629 0.000 17. 0.693 0.000 1. 103.83 5.01 12-25 1. 8.859 0.000 15. 0.638 0.000 1. 103.83 5.01 12-26 1. 8.150 0.000 13. 0.587 0.000 1. 103.83 5.01 Sub-T 1. 224.091 0.000 529. 16.135 0.000 38. 103.83 5.01 After 1. 37.867 0.000 54. 2.726 0.000 4. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 429686. 0. 56500. 0. 486185. 24003. 14790. 447392. 12-16 249454. 0. 31406. 0. 280860. 13830. 8545. 258485. 12-17 175944. 0. 21153. 0. 197097. 9680. 5997. 181419. 12-18 140619. 0. 16150. 0. 156769. 7680. 4771. 144318. 12-19 119109. 0. 13070. 0. 132179. 6459. 4023. 121697. 12-20 104373. 0. 10944. 0. 115317. 5622. 3510. 106185. 12-21 93528. 0. 9370. 0. 102899. 5005. 3133. 94761. 12-22 85149. 0. 8152. 0. 93300. 4528. 2841. 85931. 12-23 78247. 0. 7158. 0. 85405. 4136. 2601. 78668. 12-24 71987. 0. 6293. 0. 78280. 3783. 2384. 72113. 12-25 66228. 0. 5532. 0. 71760. 3461. 2186. 66113. 12-26 60930. 0. 4864. 0. 65794. 3168. 2004. 60622. Sub-T 1675252. 0. 190593. 0. 1865844. 91356. 56784. 1717705. After 283082. 0. 19474. 0. 302556. 14482. 9218. 278855. Total 1958334. 0. 210067. 0. 2168400. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 8000. 25000. 0. 0. 33000. 414392. 414392. 296232. 12-16 9600. 0. 0. 0. 9600. 248885. 663277. 162749. 12-17 9600. 0. 0. 0. 9600. 171819. 835096. 101988. 12-18 9600. 0. 0. 0. 9600. 134718. 969815. 72652. 12-19 9600. 0. 0. 0. 9600. 112097. 1081912. 54938. 12-20 9600. 0. 0. 0. 9600. 96585. 1178496. 43023. 12-21 9600. 0. 0. 0. 9600. 85161. 1263658. 34480. 12-22 9600. 0. 0. 0. 9600. 76331. 1339989. 28093. 12-23 9600. 0. 0. 0. 9600. 69068. 1409057. 23108. 12-24 9600. 0. 0. 0. 9600. 62513. 1471570. 19014. 12-25 9600. 0. 0. 0. 9600. 56513. 1528083. 15626. 12-26 9600. 0. 0. 0. 9600. 51022. 1579105. 12826. Sub-T 113600. 25000. 0. 0. 138600. 1579105. 1579105. 864728. After 60000. 0. 0. 0. 60000. 218855. 1797960. 40890. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 905618. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TALBUTT TRUST F #14H TABLE 223 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LASALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 884.294 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 665.823 20.0000 517.374 REMARKS PERFS: - COTULLA 25.0000 411.832 30.0000 334.100 35.0000 275.229 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 45.786 0.000 125. 3.297 0.000 9. 103.83 5.01 12-16 1. 38.000 0.000 100. 2.736 0.000 7. 103.83 5.01 12-17 1. 25.263 0.000 64. 1.819 0.000 5. 103.83 5.01 12-18 1. 19.757 0.000 48. 1.423 0.000 3. 103.83 5.01 12-19 1. 16.545 0.000 38. 1.191 0.000 3. 103.83 5.01 12-20 1. 14.395 0.000 32. 1.036 0.000 2. 103.83 5.01 12-21 1. 12.837 0.000 27. 0.924 0.000 2. 103.83 5.01 12-22 1. 11.646 0.000 23. 0.839 0.000 2. 103.83 5.01 12-23 1. 10.687 0.000 21. 0.769 0.000 1. 103.83 5.01 12-24 1. 9.832 0.000 18. 0.708 0.000 1. 103.83 5.01 12-25 1. 9.046 0.000 16. 0.651 0.000 1. 103.83 5.01 12-26 1. 8.322 0.000 14. 0.599 0.000 1. 103.83 5.01 Sub-T 1. 222.117 0.000 525. 15.992 0.000 38. 103.83 5.01 After 1. 39.841 0.000 57. 2.869 0.000 4. 103.83 5.01 Total 1. 261.958 0.000 583. 18.861 0.000 42. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 261.958 0.000 583. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 342284. 0. 45197. 0. 387481. 19135. 11787. 356559. 12-16 284081. 0. 36188. 0. 320269. 15782. 9744. 294743. 12-17 188863. 0. 22968. 0. 211831. 10410. 6445. 194976. 12-18 147701. 0. 17159. 0. 164860. 8081. 5017. 151762. 12-19 123683. 0. 13728. 0. 137411. 6719. 4182. 126510. 12-20 107615. 0. 11413. 0. 119028. 5806. 3623. 109598. 12-21 95967. 0. 9725. 0. 105692. 5144. 3218. 97331. 12-22 87063. 0. 8430. 0. 95493. 4637. 2907. 87949. 12-23 79895. 0. 7392. 0. 87287. 4230. 2658. 80400. 12-24 73503. 0. 6499. 0. 80002. 3869. 2436. 73697. 12-25 67623. 0. 5713. 0. 73336. 3539. 2234. 67564. 12-26 62213. 0. 5023. 0. 67236. 3239. 2048. 61950. Sub-T 1660492. 0. 189435. 0. 1849927. 90590. 56299. 1703038. After 297841. 0. 20632. 0. 318473. 15248. 9703. 293522. Total 1958334. 0. 210067. 0. 2168401. 105838. 66002. 1996560. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 5600. 25000. 0. 0. 30600. 325959. 325959. 229549. 12-16 9600. 0. 0. 0. 9600. 285143. 611103. 186606. 12-17 9600. 0. 0. 0. 9600. 185376. 796478. 110062. 12-18 9600. 0. 0. 0. 9600. 142162. 938640. 76675. 12-19 9600. 0. 0. 0. 9600. 116910. 1055550. 57300. 12-20 9600. 0. 0. 0. 9600. 99998. 1155548. 44545. 12-21 9600. 0. 0. 0. 9600. 87731. 1243279. 35522. 12-22 9600. 0. 0. 0. 9600. 78349. 1321627. 28836. 12-23 9600. 0. 0. 0. 9600. 70800. 1392427. 23687. 12-24 9600. 0. 0. 0. 9600. 64097. 1456525. 19496. 12-25 9600. 0. 0. 0. 9600. 57964. 1514488. 16027. 12-26 9600. 0. 0. 0. 9600. 52350. 1566838. 13159. Sub-T 111200. 25000. 0. 0. 136200. 1566838. 1566838. 841465. After 62400. 0. 0. 0. 62400. 231122. 1797960. 42829. Total 173600. 25000. 0. 0. 198600. 1797960. 1797960. 884294. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

TOTAL WEST DILLY AREA RESERVES FRIO CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 224 ZAZA ENERGY, LLC WEST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 22143.174 FINAL 15.0000 16043.597 20.0000 12209.804 25.0000 9647.560 30.0000 7853.539 35.0000 6550.466 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 150.217 0.000 333. 9.155 0.000 24. 103.83 5.01 12-13 6. 259.589 0.000 661. 18.690 0.000 48. 103.83 5.01 12-14 8. 289.147 0.000 712. 20.819 0.000 51. 103.83 5.01 12-15 10. 309.993 0.000 740. 22.320 0.000 53. 103.83 5.01 12-16 14. 437.216 0.000 1042. 31.480 0.000 75. 103.83 5.01 12-17 19. 598.878 0.000 1424. 43.119 0.000 103. 103.83 5.01 12-18 27. 846.700 0.000 2012. 60.962 0.000 145. 103.83 5.01 12-19 31. 746.632 0.000 1673. 53.757 0.000 120. 103.83 5.01 12-20 31. 555.956 0.000 1128. 40.029 0.000 81. 103.83 5.01 12-21 31. 466.788 0.000 867. 33.609 0.000 62. 103.83 5.01 12-22 31. 409.192 0.000 699. 29.462 0.000 50. 103.83 5.01 12-23 31. 367.086 0.000 578. 26.430 0.000 42. 103.83 5.01 12-24 31. 333.863 0.000 485. 24.038 0.000 35. 103.83 5.01 12-25 31. 306.057 0.000 411. 22.036 0.000 30. 103.83 5.01 12-26 31. 281.461 0.000 349. 20.265 0.000 25. 103.83 5.01 Sub-T 22. 6358.775 0.000 13113. 456.171 0.000 944. 103.83 5.01 After 28. 2725.013 0.000 1932. 196.201 0.000 139. 103.83 5.01 Total 26. 9083.788 0.000 15045. 652.372 0.000 1083. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 9083.787 0.000 15045. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 950560. 0. 120102. 0. 1070662. 52733. 32574. 985355. 12-13 1940622. 0. 238164. 0. 2178786. 107131. 66293. 2005362. 12-14 2161595. 0. 256532. 0. 2418127. 118673. 73583. 2225871. 12-15 2317436. 0. 266789. 0. 2584226. 126611. 78644. 2378970. 12-16 3268524. 0. 375707. 0. 3644230. 178530. 110902. 3354798. 12-17 4477068. 0. 513540. 0. 4990608. 244461. 151877. 4594271. 12-18 6329726. 0. 725206. 0. 7054931. 345558. 214700. 6494674. 12-19 5581638. 0. 603123. 0. 6184761. 301990. 188249. 5694523. 12-20 4156194. 0. 406490. 0. 4562683. 221672. 138912. 4202099. 12-21 3489594. 0. 312614. 1. 3802210. 183967. 115784. 3502457. 12-22 3059019. 0. 252003. -1. 3311022. 159615. 100845. 3050562. 12-23 2744244. 0. 208343. 1. 2952587. 141861. 89943. 2720783. 12-24 2495882. 0. 174880. 0. 2670762. 127927. 81371. 2461465. 12-25 2288005. 0. 148102. 0. 2436107. 116356. 74232. 2245520. 12-26 2104133. 0. 125889. 0. 2230022. 106232. 67961. 2055828. Sub-T 47364240. 0. 4727482. 1. 52091720. 2533316. 1585869. 47972544. After 20371542. 0. 696611. 0. 21068152. 989337. 642522. 19436292. Total 67735784. 0. 5424094. 1. 73159872. 3522653. 2228391. 67408832. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 19200. 100000. 0. 0. 119200. 866155. 866155. 815773. 12-13 52800. 800000. 0. 0. 852800. 1152562. 2018717. 1022523. 12-14 76000. 50000. 0. 0. 126000. 2099871. 4118588. 1651955. 12-15 96000. 800000. 0. 0. 896000. 1482971. 5601559. 1077322. 12-16 132800. 825000. 0. 0. 957800. 2396998. 7998557. 1576213. 12-17 180800. 900000. 0. 0. 1080800. 3513470. 11512028. 2087119. 12-18 256000. 925000. 0. 0. 1181000. 5313674. 16825702. 2869755. 12-19 297600. 0. 0. 0. 297600. 5396922. 22222624. 2651180. 12-20 297600. 0. 0. 0. 297600. 3904499. 26127122. 1740541. 12-21 297600. 0. 0. 0. 297600. 3204858. 29331980. 1298132. 12-22 297600. 0. 0. 0. 297600. 2752962. 32084942. 1013468. 12-23 297600. 0. 0. 0. 297600. 2423183. 34508124. 810850. 12-24 297600. 0. 0. 0. 297600. 2163864. 36671988. 658195. 12-25 297600. 0. 0. 0. 297600. 1947919. 38619908. 538623. 12-26 297600. 0. 0. 0. 297600. 1758229. 40378136. 441973. Sub-T 3194400. 4400000. 0. 0. 7594400. 40378136. 40378136. 20253622. After 6527200. 0. 0. 0. 6527200. 12909096. 53287228. 1889552. Total 9721599. 4400000. 0. 0. 14121599. 53287232. 53287228. 22143174. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 225 ZAZA ENERGY, LLC WEST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 3202.884 FINAL 15.0000 2698.500 20.0000 2348.212 25.0000 2089.723 30.0000 1890.266 35.0000 1731.088 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 112.276 0.000 233. 6.423 0.000 17. 103.83 5.01 12-13 3. 113.607 0.000 287. 8.180 0.000 21. 103.83 5.01 12-14 3. 75.723 0.000 179. 5.452 0.000 13. 103.83 5.01 12-15 3. 58.631 0.000 129. 4.221 0.000 9. 103.83 5.01 12-16 3. 49.199 0.000 101. 3.542 0.000 7. 103.83 5.01 12-17 3. 42.989 0.000 83. 3.095 0.000 6. 103.83 5.01 12-18 3. 38.511 0.000 70. 2.773 0.000 5. 103.83 5.01 12-19 3. 35.077 0.000 59. 2.526 0.000 4. 103.83 5.01 12-20 3. 32.208 0.000 51. 2.319 0.000 4. 103.83 5.01 12-21 3. 29.631 0.000 44. 2.133 0.000 3. 103.83 5.01 12-22 3. 27.260 0.000 38. 1.963 0.000 3. 103.83 5.01 12-23 3. 25.079 0.000 33. 1.806 0.000 2. 103.83 5.01 12-24 3. 23.073 0.000 28. 1.661 0.000 2. 103.83 5.01 12-25 3. 21.227 0.000 25. 1.528 0.000 2. 103.83 5.01 12-26 3. 19.529 0.000 21. 1.406 0.000 2. 103.83 5.01 Sub-T 3. 704.021 0.000 1381. 49.029 0.000 99. 103.83 5.01 After 3. 175.363 0.000 127. 12.626 0.000 9. 103.83 5.01 Total 3. 879.384 0.000 1509. 61.655 0.000 109. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 879.384 0.000 1509. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 666922. 0. 84108. 0. 751030. 36986. 22849. 691194. 12-13 849298. 0. 103499. 0. 952797. 46830. 28991. 876976. 12-14 566087. 0. 64371. 0. 630458. 30868. 19187. 580403. 12-15 438310. 0. 46538. 0. 484848. 23653. 14758. 446437. 12-16 367801. 0. 36527. 0. 404328. 19658. 12309. 372361. 12-17 321377. 0. 29880. 0. 351257. 17024. 10695. 323537. 12-18 287897. 0. 25074. 0. 312970. 15124. 9531. 288315. 12-19 262227. 0. 21404. 0. 283631. 13668. 8639. 261325. 12-20 240782. 0. 18426. 0. 259208. 12458. 7896. 238854. 12-21 221511. 0. 15897. 0. 237408. 11382. 7233. 218794. 12-22 203790. 0. 13721. 0. 217512. 10403. 6627. 200481. 12-23 187487. 0. 11848. 0. 199335. 9513. 6074. 183748. 12-24 172488. 0. 10234. 0. 182722. 8702. 5569. 168451. 12-25 158689. 0. 8844. 0. 167533. 7963. 5106. 154463. 12-26 145994. 0. 7645. 0. 153639. 7289. 4683. 141667. Sub-T 5090660. 0. 498015. 0. 5588676. 271522. 170149. 5147005. After 1310974. 0. 45840. 0. 1356814. 63743. 41378. 1251693. Total 6401635. 0. 543855. 0. 6945490. 335264. 211527. 6398698. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 15200. 50000. 0. 0. 65200. 625994. 625994. 594547. 12-13 27200. 25000. 0. 0. 52200. 824776. 1450770. 715596. 12-14 28800. 0. 0. 0. 28800. 551603. 2002373. 436000. 12-15 28800. 0. 0. 0. 28800. 417637. 2420010. 299816. 12-16 28800. 0. 0. 0. 28800. 343561. 2763570. 224120. 12-17 28800. 0. 0. 0. 28800. 294737. 3058308. 174748. 12-18 28800. 0. 0. 0. 28800. 259515. 3317823. 139854. 12-19 28800. 0. 0. 0. 28800. 232525. 3550347. 113905. 12-20 28800. 0. 0. 0. 28800. 210054. 3760402. 93540. 12-21 28800. 0. 0. 0. 28800. 189994. 3950395. 76916. 12-22 28800. 0. 0. 0. 28800. 171681. 4122076. 63184. 12-23 28800. 0. 0. 0. 28800. 154948. 4277024. 51842. 12-24 28800. 0. 0. 0. 28800. 139651. 4416675. 42477. 12-25 28800. 0. 0. 0. 28800. 125663. 4542338. 34748. 12-26 28800. 0. 0. 0. 28800. 112867. 4655205. 28373. Sub-T 416800. 75000. 0. 0. 491800. 4655205. 4655205. 3089668. After 524000. 0. 0. 0. 524000. 727693. 5382899. 113215. Total 940800. 75000. 0. 0. 1015800. 5382898. 5382899. 3202884. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 226 ZAZA ENERGY, LLC WEST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 18940.289 FINAL 15.0000 13345.097 20.0000 9861.592 25.0000 7557.837 30.0000 5963.272 35.0000 4819.378 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 37.941 0.000 100. 2.732 0.000 7. 103.83 5.01 12-13 3. 145.982 0.000 374. 10.511 0.000 27. 103.83 5.01 12-14 5. 213.424 0.000 533. 15.367 0.000 38. 103.83 5.01 12-15 7. 251.363 0.000 611. 18.098 0.000 44. 103.83 5.01 12-16 11. 388.017 0.000 941. 27.937 0.000 68. 103.83 5.01 12-17 16. 555.889 0.000 1342. 40.024 0.000 97. 103.83 5.01 12-18 24. 808.189 0.000 1942. 58.190 0.000 140. 103.83 5.01 12-19 28. 711.555 0.000 1614. 51.232 0.000 116. 103.83 5.01 12-20 28. 523.748 0.000 1076. 37.710 0.000 78. 103.83 5.01 12-21 28. 437.157 0.000 823. 31.475 0.000 59. 103.83 5.01 12-22 28. 381.932 0.000 661. 27.499 0.000 48. 103.83 5.01 12-23 28. 342.006 0.000 545. 24.624 0.000 39. 103.83 5.01 12-24 28. 310.790 0.000 457. 22.377 0.000 33. 103.83 5.01 12-25 28. 284.829 0.000 386. 20.508 0.000 28. 103.83 5.01 12-26 28. 261.932 0.000 328. 18.859 0.000 24. 103.83 5.01 Sub-T 19. 5654.754 0.000 11732. 407.142 0.000 845. 103.83 5.01 After 25. 2549.649 0.000 1805. 183.575 0.000 130. 103.83 5.01 Total 23. 8204.404 0.000 13537. 590.717 0.000 975. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 8204.405 0.000 13537. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 283638. 0. 35994. 0. 319632. 15747. 9724. 294161. 12-13 1091324. 0. 134666. 0. 1225990. 60301. 37302. 1128387. 12-14 1595508. 0. 192161. 0. 1787669. 87805. 54396. 1645468. 12-15 1879126. 0. 220252. 0. 2099378. 102959. 63885. 1932533. 12-16 2900723. 0. 339180. 0. 3239902. 158872. 98593. 2982438. 12-17 4155691. 0. 483660. 0. 4639352. 227436. 141181. 4270734. 12-18 6041829. 0. 700132. 0. 6741961. 330434. 205169. 6206358. 12-19 5319412. 0. 581719. 0. 5901130. 288322. 179610. 5433198. 12-20 3915412. 0. 388064. 0. 4303475. 209214. 131016. 3963245. 12-21 3268083. 0. 296717. 1. 3564801. 172586. 108551. 3283663. 12-22 2855229. 0. 238281. 0. 3093510. 149212. 94218. 2850082. 12-23 2556756. 0. 196495. 1. 2753252. 132348. 83869. 2537036. 12-24 2323394. 0. 164646. 0. 2488039. 119225. 75802. 2293013. 12-25 2129316. 0. 139258. 0. 2268575. 108393. 69126. 2091056. 12-26 1958139. 0. 118244. 0. 2076383. 98943. 63278. 1914162. Sub-T 42273584. 0. 4229468. 1. 46503052. 2261795. 1415720. 42825532. After 19060566. 0. 650771. 0. 19711340. 925594. 601144. 18184602. Total 61334152. 0. 4880238. 1. 66214392. 3187389. 2016864. 61010136. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 4000. 50000. 0. 0. 54000. 240161. 240161. 221226. 12-13 25600. 775000. 0. 0. 800600. 327787. 567948. 306927. 12-14 47200. 50000. 0. 0. 97200. 1548268. 2116216. 1215955. 12-15 67200. 800000. 0. 0. 867200. 1065334. 3181549. 777506. 12-16 104000. 825000. 0. 0. 929000. 2053438. 5234987. 1352093. 12-17 152000. 900000. 0. 0. 1052000. 3218734. 8453720. 1912371. 12-18 227200. 925000. 0. 0. 1152200. 5054159. 13507879. 2729901. 12-19 268800. 0. 0. 0. 268800. 5164398. 18672276. 2537274. 12-20 268800. 0. 0. 0. 268800. 3694444. 22366720. 1647000. 12-21 268800. 0. 0. 0. 268800. 3014864. 25381584. 1221216. 12-22 268800. 0. 0. 0. 268800. 2581281. 27962864. 950284. 12-23 268800. 0. 0. 0. 268800. 2268236. 30231100. 759008. 12-24 268800. 0. 0. 0. 268800. 2024213. 32255312. 615718. 12-25 268800. 0. 0. 0. 268800. 1822256. 34077568. 503875. 12-26 268800. 0. 0. 0. 268800. 1645362. 35722928. 413600. Sub-T 2777600. 4325000. 0. 0. 7102600. 35722928. 35722928. 17163954. After 6003200. 0. 0. 0. 6003200. 12181403. 47904332. 1776336. Total 8780799. 4325000. 0. 0. 13105799. 47904332. 47904332. 18940290. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED SHUT-IN RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED SHUT-IN RESERVES TABLE 227 ZAZA ENERGY, LLC WEST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 2158.793 FINAL 15.0000 1839.672 20.0000 1618.512 25.0000 1455.549 30.0000 1329.887 35.0000 1229.594 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 2. 112.276 0.000 233. 6.423 0.000 17. 103.83 5.01 12-13 2. 60.700 0.000 150. 4.370 0.000 11. 103.83 5.01 12-14 2. 44.262 0.000 103. 3.187 0.000 7. 103.83 5.01 12-15 2. 36.035 0.000 79. 2.595 0.000 6. 103.83 5.01 12-16 2. 30.915 0.000 64. 2.226 0.000 5. 103.83 5.01 12-17 2. 27.355 0.000 53. 1.970 0.000 4. 103.83 5.01 12-18 2. 24.705 0.000 46. 1.779 0.000 3. 103.83 5.01 12-19 2. 22.627 0.000 39. 1.629 0.000 3. 103.83 5.01 12-20 2. 20.815 0.000 34. 1.499 0.000 2. 103.83 5.01 12-21 2. 19.150 0.000 30. 1.379 0.000 2. 103.83 5.01 12-22 2. 17.618 0.000 26. 1.269 0.000 2. 103.83 5.01 12-23 2. 16.209 0.000 23. 1.167 0.000 2. 103.83 5.01 12-24 2. 14.912 0.000 20. 1.074 0.000 1. 103.83 5.01 12-25 2. 13.719 0.000 17. 0.988 0.000 1. 103.83 5.01 12-26 2. 12.622 0.000 15. 0.909 0.000 1. 103.83 5.01 Sub-T 2. 473.921 0.000 932. 32.462 0.000 67. 103.83 5.01 After 2. 112.449 0.000 93. 8.096 0.000 7. 103.83 5.01 Total 2. 586.370 0.000 1025. 40.558 0.000 74. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 586.370 0.000 1025. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 666922. 0. 84108. 0. 751030. 36986. 22849. 691194. 12-13 453781. 0. 54167. 0. 507948. 24936. 15456. 467555. 12-14 330893. 0. 37189. 0. 368083. 18010. 11202. 338870. 12-15 269390. 0. 28532. 0. 297922. 14532. 9068. 274322. 12-16 231111. 0. 23080. 0. 254191. 12362. 7739. 234090. 12-17 204497. 0. 19265. 0. 223762. 10852. 6813. 206097. 12-18 184692. 0. 16420. 0. 201112. 9727. 6124. 185260. 12-19 169152. 0. 14199. 0. 183350. 8846. 5584. 168920. 12-20 155612. 0. 12338. 0. 167950. 8083. 5116. 154751. 12-21 143163. 0. 10726. 0. 153889. 7390. 4688. 141811. 12-22 131710. 0. 9328. 0. 141038. 6758. 4297. 129983. 12-23 121173. 0. 8116. 0. 129289. 6183. 3939. 119167. 12-24 111479. 0. 7064. 0. 118543. 5658. 3612. 109273. 12-25 102561. 0. 6150. 0. 108711. 5179. 3313. 100219. 12-26 94356. 0. 5357. 0. 99713. 4742. 3039. 91932. Sub-T 3370491. 0. 336039. 0. 3706530. 180245. 112841. 3413443. After 840639. 0. 33522. 0. 874161. 41184. 26655. 806322. Total 4211130. 0. 369561. 0. 4580690. 221429. 139496. 4219765. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 15200. 50000. 0. 0. 65200. 625994. 625994. 594547. 12-13 19200. 0. 0. 0. 19200. 448355. 1074349. 390091. 12-14 19200. 0. 0. 0. 19200. 319670. 1394019. 252513. 12-15 19200. 0. 0. 0. 19200. 255122. 1649141. 183103. 12-16 19200. 0. 0. 0. 19200. 214890. 1864031. 140164. 12-17 19200. 0. 0. 0. 19200. 186897. 2050928. 110801. 12-18 19200. 0. 0. 0. 19200. 166060. 2216988. 89485. 12-19 19200. 0. 0. 0. 19200. 149720. 2366708. 73340. 12-20 19200. 0. 0. 0. 19200. 135551. 2502259. 60363. 12-21 19200. 0. 0. 0. 19200. 122611. 2624870. 49637. 12-22 19200. 0. 0. 0. 19200. 110783. 2735653. 40772. 12-23 19200. 0. 0. 0. 19200. 99967. 2835620. 33447. 12-24 19200. 0. 0. 0. 19200. 90073. 2925692. 27397. 12-25 19200. 0. 0. 0. 19200. 81019. 3006711. 22403. 12-26 19200. 0. 0. 0. 19200. 72732. 3079443. 18284. Sub-T 284000. 50000. 0. 0. 334000. 3079443. 3079443. 2086346. After 343200. 0. 0. 0. 343200. 463122. 3542565. 72446. Total 627200. 50000. 0. 0. 677200. 3542565. 3542565. 2158792. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT A-1H TABLE 228 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1171.971 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 1009.723 20.0000 897.220 REMARKS PERFS: - COTULLA 25.0000 814.237 30.0000 750.163 35.0000 698.943 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 56.138 0.000 148. 4.042 0.000 11. 103.83 5.01 12-13 1. 30.350 0.000 77. 2.185 0.000 6. 103.83 5.01 12-14 1. 22.131 0.000 54. 1.593 0.000 4. 103.83 5.01 12-15 1. 18.018 0.000 42. 1.297 0.000 3. 103.83 5.01 12-16 1. 15.457 0.000 35. 1.113 0.000 2. 103.83 5.01 12-17 1. 13.677 0.000 29. 0.985 0.000 2. 103.83 5.01 12-18 1. 12.353 0.000 26. 0.889 0.000 2. 103.83 5.01 12-19 1. 11.313 0.000 22. 0.815 0.000 2. 103.83 5.01 12-20 1. 10.408 0.000 20. 0.749 0.000 1. 103.83 5.01 12-21 1. 9.575 0.000 18. 0.689 0.000 1. 103.83 5.01 12-22 1. 8.809 0.000 16. 0.634 0.000 1. 103.83 5.01 12-23 1. 8.104 0.000 14. 0.584 0.000 1. 103.83 5.01 12-24 1. 7.456 0.000 12. 0.537 0.000 1. 103.83 5.01 12-25 1. 6.860 0.000 11. 0.494 0.000 1. 103.83 5.01 12-26 1. 6.311 0.000 9. 0.454 0.000 1. 103.83 5.01 Sub-T 1. 236.960 0.000 530. 17.061 0.000 38. 103.83 5.01 After 1. 56.395 0.000 64. 4.060 0.000 5. 103.83 5.01 Total 1. 293.355 0.000 595. 21.122 0.000 43. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.355 0.000 595. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 419675. 0. 53177. 0. 472853. 23293. 14386. 435174. 12-13 226890. 0. 27611. 0. 254501. 12508. 7744. 234250. 12-14 165447. 0. 19335. 0. 184782. 9061. 5623. 170098. 12-15 134695. 0. 15121. 0. 149816. 7330. 4560. 137927. 12-16 115555. 0. 12463. 0. 128019. 6250. 3897. 117872. 12-17 102249. 0. 10595. 0. 112844. 5498. 3435. 103911. 12-18 92346. 0. 9194. 0. 101540. 4937. 3091. 93511. 12-19 84576. 0. 8090. 0. 92666. 4497. 2821. 85348. 12-20 77806. 0. 7151. 0. 84957. 4115. 2587. 78255. 12-21 71581. 0. 6322. 0. 77903. 3767. 2372. 71764. 12-22 65855. 0. 5588. 0. 71443. 3448. 2176. 65819. 12-23 60586. 0. 4940. 0. 65526. 3157. 1996. 60373. 12-24 55740. 0. 4367. 0. 60106. 2892. 1831. 55384. 12-25 51280. 0. 3860. 0. 55141. 2648. 1680. 50812. 12-26 47178. 0. 3412. 0. 50590. 2426. 1541. 46623. Sub-T 1771460. 0. 191228. 0. 1962687. 95829. 59739. 1807119. After 421593. 0. 23174. 0. 444768. 21131. 13556. 410080. Total 2193053. 0. 214402. 0. 2407455. 116961. 73296. 2217198. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 8800. 25000. 0. 0. 33800. 401374. 401374. 383713. 12-13 9600. 0. 0. 0. 9600. 224650. 626023. 195453. 12-14 9600. 0. 0. 0. 9600. 160498. 786521. 126778. 12-15 9600. 0. 0. 0. 9600. 128327. 914848. 92100. 12-16 9600. 0. 0. 0. 9600. 108272. 1023120. 70620. 12-17 9600. 0. 0. 0. 9600. 94311. 1117430. 55911. 12-18 9600. 0. 0. 0. 9600. 83911. 1201342. 45217. 12-19 9600. 0. 0. 0. 9600. 75748. 1277089. 37104. 12-20 9600. 0. 0. 0. 9600. 68655. 1345744. 30573. 12-21 9600. 0. 0. 0. 9600. 62164. 1407908. 25166. 12-22 9600. 0. 0. 0. 9600. 56219. 1464127. 20690. 12-23 9600. 0. 0. 0. 9600. 50773. 1514900. 16988. 12-24 9600. 0. 0. 0. 9600. 45784. 1560684. 13926. 12-25 9600. 0. 0. 0. 9600. 41212. 1601896. 11396. 12-26 9600. 0. 0. 0. 9600. 37023. 1638919. 9307. Sub-T 143200. 25000. 0. 0. 168200. 1638919. 1638919. 1134942. After 172800. 0. 0. 0. 172800. 237280. 1876199. 37029. Total 316000. 25000. 0. 0. 341000. 1876199. 1876199. 1171971. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT A-2H TABLE 229 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0419033 0.0419033 0.0720000 96.83 0.00 5.01 10.0000 986.822 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 829.949 20.0000 721.292 REMARKS PERFS: - COTULLA 25.0000 641.311 30.0000 579.724 35.0000 530.651 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 56.138 0.000 86. 2.381 0.000 6. 103.83 5.01 12-13 1. 30.350 0.000 74. 2.185 0.000 5. 103.83 5.01 12-14 1. 22.131 0.000 50. 1.593 0.000 4. 103.83 5.01 12-15 1. 18.018 0.000 37. 1.297 0.000 3. 103.83 5.01 12-16 1. 15.457 0.000 29. 1.113 0.000 2. 103.83 5.01 12-17 1. 13.677 0.000 24. 0.985 0.000 2. 103.83 5.01 12-18 1. 12.353 0.000 20. 0.889 0.000 1. 103.83 5.01 12-19 1. 11.313 0.000 17. 0.815 0.000 1. 103.83 5.01 12-20 1. 10.408 0.000 14. 0.749 0.000 1. 103.83 5.01 12-21 1. 9.575 0.000 12. 0.689 0.000 1. 103.83 5.01 12-22 1. 8.809 0.000 10. 0.634 0.000 1. 103.83 5.01 12-23 1. 8.104 0.000 9. 0.584 0.000 1. 103.83 5.01 12-24 1. 7.456 0.000 7. 0.537 0.000 1. 103.83 5.01 12-25 1. 6.860 0.000 6. 0.494 0.000 0. 103.83 5.01 12-26 1. 6.311 0.000 5. 0.454 0.000 0. 103.83 5.01 Sub-T 1. 236.960 0.000 402. 15.400 0.000 29. 103.83 5.01 After 1. 56.054 0.000 29. 4.036 0.000 2. 103.83 5.01 Total 1. 293.014 0.000 430. 19.436 0.000 31. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 430. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 247246. 0. 30930. 0. 278177. 13693. 8463. 256020. 12-13 226890. 0. 26556. 0. 253447. 12429. 7713. 233305. 12-14 165447. 0. 17854. 0. 183301. 8950. 5579. 168772. 12-15 134695. 0. 13411. 0. 148106. 7202. 4509. 136395. 12-16 115555. 0. 10617. 0. 126172. 6112. 3842. 116218. 12-17 102249. 0. 8669. 0. 110918. 5354. 3378. 102186. 12-18 92346. 0. 7226. 0. 99572. 4790. 3033. 91749. 12-19 84576. 0. 6108. 0. 90684. 4349. 2763. 83573. 12-20 77806. 0. 5187. 0. 82993. 3968. 2529. 76496. 12-21 71581. 0. 4404. 0. 75986. 3623. 2316. 70047. 12-22 65855. 0. 3740. 0. 69595. 3310. 2121. 64164. 12-23 60586. 0. 3176. 0. 63762. 3025. 1944. 58794. 12-24 55740. 0. 2697. 0. 58437. 2766. 1781. 53889. 12-25 51280. 0. 2290. 0. 53571. 2531. 1633. 49407. 12-26 47178. 0. 1945. 0. 49123. 2316. 1498. 45309. Sub-T 1599031. 0. 144811. 0. 1743842. 84416. 53102. 1606324. After 419046. 0. 10348. 0. 429393. 20052. 13099. 396242. Total 2018076. 0. 155159. 0. 2173236. 104468. 66201. 2002567. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 6400. 25000. 0. 0. 31400. 224620. 224620. 210834. 12-13 9600. 0. 0. 0. 9600. 223705. 448326. 194638. 12-14 9600. 0. 0. 0. 9600. 159172. 607498. 125735. 12-15 9600. 0. 0. 0. 9600. 126795. 734293. 91003. 12-16 9600. 0. 0. 0. 9600. 106618. 840911. 69544. 12-17 9600. 0. 0. 0. 9600. 92586. 933498. 54890. 12-18 9600. 0. 0. 0. 9600. 82149. 1015647. 44268. 12-19 9600. 0. 0. 0. 9600. 73973. 1089620. 36235. 12-20 9600. 0. 0. 0. 9600. 66896. 1156515. 29790. 12-21 9600. 0. 0. 0. 9600. 60447. 1216962. 24471. 12-22 9600. 0. 0. 0. 9600. 54564. 1271526. 20082. 12-23 9600. 0. 0. 0. 9600. 49194. 1320720. 16459. 12-24 9600. 0. 0. 0. 9600. 44289. 1365009. 13471. 12-25 9600. 0. 0. 0. 9600. 39807. 1404816. 11007. 12-26 9600. 0. 0. 0. 9600. 35709. 1440524. 8977. Sub-T 140800. 25000. 0. 0. 165800. 1440524. 1440524. 951404. After 170400. 0. 0. 0. 170400. 225842. 1666367. 35417. Total 311200. 25000. 0. 0. 336200. 1666367. 1666367. 986822. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 230 ZAZA ENERGY, LLC WEST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 1044.091 FINAL 15.0000 858.828 20.0000 729.700 25.0000 634.174 30.0000 560.379 35.0000 501.494 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 52.907 0.000 137. 3.809 0.000 10. 103.83 5.01 12-14 1. 31.461 0.000 75. 2.265 0.000 5. 103.83 5.01 12-15 1. 22.596 0.000 50. 1.627 0.000 4. 103.83 5.01 12-16 1. 18.284 0.000 37. 1.316 0.000 3. 103.83 5.01 12-17 1. 15.635 0.000 29. 1.126 0.000 2. 103.83 5.01 12-18 1. 13.805 0.000 24. 0.994 0.000 2. 103.83 5.01 12-19 1. 12.450 0.000 20. 0.896 0.000 1. 103.83 5.01 12-20 1. 11.393 0.000 17. 0.820 0.000 1. 103.83 5.01 12-21 1. 10.480 0.000 14. 0.755 0.000 1. 103.83 5.01 12-22 1. 9.642 0.000 12. 0.694 0.000 1. 103.83 5.01 12-23 1. 8.871 0.000 10. 0.639 0.000 1. 103.83 5.01 12-24 1. 8.161 0.000 9. 0.588 0.000 1. 103.83 5.01 12-25 1. 7.508 0.000 7. 0.541 0.000 1. 103.83 5.01 12-26 1. 6.907 0.000 6. 0.497 0.000 0. 103.83 5.01 Sub-T 1. 230.100 0.000 449. 16.567 0.000 32. 103.83 5.01 After 1. 62.915 0.000 34. 4.530 0.000 2. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 395517. 0. 49332. 0. 444849. 21894. 13535. 409421. 12-14 235193. 0. 27182. 0. 262375. 12858. 7985. 241533. 12-15 168920. 0. 18006. 0. 186926. 9121. 5690. 172115. 12-16 136690. 0. 13447. 0. 150138. 7296. 4571. 138271. 12-17 116880. 0. 10615. 0. 127495. 6173. 3882. 117440. 12-18 103205. 0. 8653. 0. 111858. 5396. 3407. 103055. 12-19 93075. 0. 7205. 0. 100281. 4822. 3055. 92404. 12-20 85170. 0. 6088. 0. 91258. 4374. 2780. 84104. 12-21 78348. 0. 5171. 0. 83520. 3992. 2545. 76983. 12-22 72080. 0. 4393. 0. 76474. 3645. 2331. 70498. 12-23 66314. 0. 3732. 0. 70046. 3330. 2135. 64581. 12-24 61009. 0. 3170. 0. 64179. 3044. 1956. 59179. 12-25 56128. 0. 2693. 0. 58822. 2784. 1793. 54244. 12-26 51638. 0. 2288. 0. 53926. 2547. 1644. 49735. Sub-T 1720170. 0. 161976. 0. 1882146. 91276. 57308. 1733562. After 470335. 0. 12318. 0. 482654. 22559. 14723. 445371. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178933. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 8000. 25000. 0. 0. 33000. 376421. 376421. 325506. 12-14 9600. 0. 0. 0. 9600. 231933. 608354. 183487. 12-15 9600. 0. 0. 0. 9600. 162515. 770869. 116713. 12-16 9600. 0. 0. 0. 9600. 128671. 899540. 83956. 12-17 9600. 0. 0. 0. 9600. 107840. 1007380. 63947. 12-18 9600. 0. 0. 0. 9600. 93455. 1100835. 50369. 12-19 9600. 0. 0. 0. 9600. 82804. 1183639. 40565. 12-20 9600. 0. 0. 0. 9600. 74504. 1258143. 33178. 12-21 9600. 0. 0. 0. 9600. 67383. 1325525. 27279. 12-22 9600. 0. 0. 0. 9600. 60898. 1386423. 22412. 12-23 9600. 0. 0. 0. 9600. 54981. 1441404. 18395. 12-24 9600. 0. 0. 0. 9600. 49579. 1490983. 15080. 12-25 9600. 0. 0. 0. 9600. 44644. 1535627. 12345. 12-26 9600. 0. 0. 0. 9600. 40135. 1575762. 10089. Sub-T 132800. 25000. 0. 0. 157800. 1575762. 1575762. 1003322. After 180800. 0. 0. 0. 180800. 264571. 1840333. 40769. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 1044091. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT B-1H TABLE 231 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1044.091 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 858.828 20.0000 729.700 REMARKS PERFS: - COTULLA 25.0000 634.174 30.0000 560.379 35.0000 501.494 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 52.907 0.000 137. 3.809 0.000 10. 103.83 5.01 12-14 1. 31.461 0.000 75. 2.265 0.000 5. 103.83 5.01 12-15 1. 22.596 0.000 50. 1.627 0.000 4. 103.83 5.01 12-16 1. 18.284 0.000 37. 1.316 0.000 3. 103.83 5.01 12-17 1. 15.635 0.000 29. 1.126 0.000 2. 103.83 5.01 12-18 1. 13.805 0.000 24. 0.994 0.000 2. 103.83 5.01 12-19 1. 12.450 0.000 20. 0.896 0.000 1. 103.83 5.01 12-20 1. 11.393 0.000 17. 0.820 0.000 1. 103.83 5.01 12-21 1. 10.480 0.000 14. 0.755 0.000 1. 103.83 5.01 12-22 1. 9.642 0.000 12. 0.694 0.000 1. 103.83 5.01 12-23 1. 8.871 0.000 10. 0.639 0.000 1. 103.83 5.01 12-24 1. 8.161 0.000 9. 0.588 0.000 1. 103.83 5.01 12-25 1. 7.508 0.000 7. 0.541 0.000 1. 103.83 5.01 12-26 1. 6.907 0.000 6. 0.497 0.000 0. 103.83 5.01 Sub-T 1. 230.100 0.000 449. 16.567 0.000 32. 103.83 5.01 After 1. 62.915 0.000 34. 4.530 0.000 2. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 395517. 0. 49332. 0. 444849. 21894. 13535. 409421. 12-14 235193. 0. 27182. 0. 262375. 12858. 7985. 241533. 12-15 168920. 0. 18006. 0. 186926. 9121. 5690. 172115. 12-16 136690. 0. 13447. 0. 150138. 7296. 4571. 138271. 12-17 116880. 0. 10615. 0. 127495. 6173. 3882. 117440. 12-18 103205. 0. 8653. 0. 111858. 5396. 3407. 103055. 12-19 93075. 0. 7205. 0. 100281. 4822. 3055. 92404. 12-20 85170. 0. 6088. 0. 91258. 4374. 2780. 84104. 12-21 78348. 0. 5171. 0. 83520. 3992. 2545. 76983. 12-22 72080. 0. 4393. 0. 76474. 3645. 2331. 70498. 12-23 66314. 0. 3732. 0. 70046. 3330. 2135. 64581. 12-24 61009. 0. 3170. 0. 64179. 3044. 1956. 59179. 12-25 56128. 0. 2693. 0. 58822. 2784. 1793. 54244. 12-26 51638. 0. 2288. 0. 53926. 2547. 1644. 49735. Sub-T 1720170. 0. 161976. 0. 1882146. 91276. 57308. 1733562. After 470335. 0. 12318. 0. 482654. 22559. 14723. 445371. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178933. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 8000. 25000. 0. 0. 33000. 376421. 376421. 325506. 12-14 9600. 0. 0. 0. 9600. 231933. 608354. 183487. 12-15 9600. 0. 0. 0. 9600. 162515. 770869. 116713. 12-16 9600. 0. 0. 0. 9600. 128671. 899540. 83956. 12-17 9600. 0. 0. 0. 9600. 107840. 1007380. 63947. 12-18 9600. 0. 0. 0. 9600. 93455. 1100835. 50369. 12-19 9600. 0. 0. 0. 9600. 82804. 1183639. 40565. 12-20 9600. 0. 0. 0. 9600. 74504. 1258143. 33178. 12-21 9600. 0. 0. 0. 9600. 67383. 1325525. 27279. 12-22 9600. 0. 0. 0. 9600. 60898. 1386423. 22412. 12-23 9600. 0. 0. 0. 9600. 54981. 1441404. 18395. 12-24 9600. 0. 0. 0. 9600. 49579. 1490983. 15080. 12-25 9600. 0. 0. 0. 9600. 44644. 1535627. 12345. 12-26 9600. 0. 0. 0. 9600. 40135. 1575762. 10089. Sub-T 132800. 25000. 0. 0. 157800. 1575762. 1575762. 1003322. After 180800. 0. 0. 0. 180800. 264571. 1840333. 40769. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 1044091. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROBABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 232 ZAZA ENERGY, LLC WEST DILLY PROSPECT AREA RESERVE TYPE FRIO CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 18940.289 FINAL 15.0000 13345.097 20.0000 9861.592 25.0000 7557.837 30.0000 5963.272 35.0000 4819.378 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 37.941 0.000 100. 2.732 0.000 7. 103.83 5.01 12-13 3. 145.982 0.000 374. 10.511 0.000 27. 103.83 5.01 12-14 5. 213.424 0.000 533. 15.367 0.000 38. 103.83 5.01 12-15 7. 251.363 0.000 611. 18.098 0.000 44. 103.83 5.01 12-16 11. 388.017 0.000 941. 27.937 0.000 68. 103.83 5.01 12-17 16. 555.889 0.000 1342. 40.024 0.000 97. 103.83 5.01 12-18 24. 808.189 0.000 1942. 58.190 0.000 140. 103.83 5.01 12-19 28. 711.555 0.000 1614. 51.232 0.000 116. 103.83 5.01 12-20 28. 523.748 0.000 1076. 37.710 0.000 78. 103.83 5.01 12-21 28. 437.157 0.000 823. 31.475 0.000 59. 103.83 5.01 12-22 28. 381.932 0.000 661. 27.499 0.000 48. 103.83 5.01 12-23 28. 342.006 0.000 545. 24.624 0.000 39. 103.83 5.01 12-24 28. 310.790 0.000 457. 22.377 0.000 33. 103.83 5.01 12-25 28. 284.829 0.000 386. 20.508 0.000 28. 103.83 5.01 12-26 28. 261.932 0.000 328. 18.859 0.000 24. 103.83 5.01 Sub-T 19. 5654.754 0.000 11732. 407.142 0.000 845. 103.83 5.01 After 25. 2549.649 0.000 1805. 183.575 0.000 130. 103.83 5.01 Total 23. 8204.404 0.000 13537. 590.717 0.000 975. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 8204.405 0.000 13537. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 283638. 0. 35994. 0. 319632. 15747. 9724. 294161. 12-13 1091324. 0. 134666. 0. 1225990. 60301. 37302. 1128387. 12-14 1595508. 0. 192161. 0. 1787669. 87805. 54396. 1645468. 12-15 1879126. 0. 220252. 0. 2099378. 102959. 63885. 1932533. 12-16 2900723. 0. 339180. 0. 3239902. 158872. 98593. 2982438. 12-17 4155691. 0. 483660. 0. 4639352. 227436. 141181. 4270734. 12-18 6041829. 0. 700132. 0. 6741961. 330434. 205169. 6206358. 12-19 5319412. 0. 581719. 0. 5901130. 288322. 179610. 5433198. 12-20 3915412. 0. 388064. 0. 4303475. 209214. 131016. 3963245. 12-21 3268083. 0. 296717. 1. 3564801. 172586. 108551. 3283663. 12-22 2855229. 0. 238281. 0. 3093510. 149212. 94218. 2850082. 12-23 2556756. 0. 196495. 1. 2753252. 132348. 83869. 2537036. 12-24 2323394. 0. 164646. 0. 2488039. 119225. 75802. 2293013. 12-25 2129316. 0. 139258. 0. 2268575. 108393. 69126. 2091056. 12-26 1958139. 0. 118244. 0. 2076383. 98943. 63278. 1914162. Sub-T 42273584. 0. 4229468. 1. 46503052. 2261795. 1415720. 42825532. After 19060566. 0. 650771. 0. 19711340. 925594. 601144. 18184602. Total 61334152. 0. 4880238. 1. 66214392. 3187389. 2016864. 61010136. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 4000. 50000. 0. 0. 54000. 240161. 240161. 221226. 12-13 25600. 775000. 0. 0. 800600. 327787. 567948. 306927. 12-14 47200. 50000. 0. 0. 97200. 1548268. 2116216. 1215955. 12-15 67200. 800000. 0. 0. 867200. 1065334. 3181549. 777506. 12-16 104000. 825000. 0. 0. 929000. 2053438. 5234987. 1352093. 12-17 152000. 900000. 0. 0. 1052000. 3218734. 8453720. 1912371. 12-18 227200. 925000. 0. 0. 1152200. 5054159. 13507879. 2729901. 12-19 268800. 0. 0. 0. 268800. 5164398. 18672276. 2537274. 12-20 268800. 0. 0. 0. 268800. 3694444. 22366720. 1647000. 12-21 268800. 0. 0. 0. 268800. 3014864. 25381584. 1221216. 12-22 268800. 0. 0. 0. 268800. 2581281. 27962864. 950284. 12-23 268800. 0. 0. 0. 268800. 2268236. 30231100. 759008. 12-24 268800. 0. 0. 0. 268800. 2024213. 32255312. 615718. 12-25 268800. 0. 0. 0. 268800. 1822256. 34077568. 503875. 12-26 268800. 0. 0. 0. 268800. 1645362. 35722928. 413600. Sub-T 2777600. 4325000. 0. 0. 7102600. 35722928. 35722928. 17163954. After 6003200. 0. 0. 0. 6003200. 12181403. 47904332. 1776336. Total 8780799. 4325000. 0. 0. 13105799. 47904332. 47904332. 18940290. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT B-2H TABLE 233 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1095.052 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 920.991 20.0000 799.346 REMARKS PERFS: - COTULLA 25.0000 709.028 30.0000 638.930 35.0000 582.683 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 28.538 0.000 75. 2.055 0.000 5. 103.83 5.01 12-13 1. 41.775 0.000 104. 3.008 0.000 8. 103.83 5.01 12-14 1. 26.059 0.000 60. 1.876 0.000 4. 103.83 5.01 12-15 1. 20.139 0.000 43. 1.450 0.000 3. 103.83 5.01 12-16 1. 16.823 0.000 33. 1.211 0.000 2. 103.83 5.01 12-17 1. 14.645 0.000 27. 1.054 0.000 2. 103.83 5.01 12-18 1. 13.082 0.000 22. 0.942 0.000 2. 103.83 5.01 12-19 1. 11.893 0.000 18. 0.856 0.000 1. 103.83 5.01 12-20 1. 10.926 0.000 16. 0.787 0.000 1. 103.83 5.01 12-21 1. 10.052 0.000 13. 0.724 0.000 1. 103.83 5.01 12-22 1. 9.248 0.000 11. 0.666 0.000 1. 103.83 5.01 12-23 1. 8.508 0.000 10. 0.613 0.000 1. 103.83 5.01 12-24 1. 7.828 0.000 8. 0.564 0.000 1. 103.83 5.01 12-25 1. 7.201 0.000 7. 0.519 0.000 0. 103.83 5.01 12-26 1. 6.625 0.000 6. 0.477 0.000 0. 103.83 5.01 Sub-T 1. 233.343 0.000 452. 16.801 0.000 33. 103.83 5.01 After 1. 59.671 0.000 31. 4.296 0.000 2. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 213341. 0. 27017. 0. 240358. 11840. 7313. 221205. 12-13 312299. 0. 37623. 0. 349922. 17187. 10648. 322087. 12-14 194809. 0. 21619. 0. 216427. 10583. 6587. 199258. 12-15 150556. 0. 15417. 0. 165973. 8082. 5053. 152839. 12-16 125764. 0. 11887. 0. 137651. 6677. 4191. 126783. 12-17 109482. 0. 9554. 0. 119036. 5753. 3625. 109658. 12-18 97796. 0. 7879. 0. 105675. 5090. 3219. 97367. 12-19 88912. 0. 6614. 0. 95525. 4586. 2910. 88029. 12-20 81684. 0. 5611. 0. 87294. 4178. 2660. 80456. 12-21 75149. 0. 4766. 0. 79915. 3814. 2435. 73666. 12-22 69137. 0. 4049. 0. 73186. 3484. 2230. 67472. 12-23 63606. 0. 3440. 0. 67046. 3184. 2044. 61818. 12-24 58518. 0. 2922. 0. 61440. 2911. 1873. 56656. 12-25 53836. 0. 2482. 0. 56319. 2663. 1717. 51939. 12-26 49529. 0. 2109. 0. 51638. 2437. 1574. 47627. Sub-T 1744418. 0. 162988. 0. 1907406. 92467. 58078. 1756861. After 446087. 0. 11307. 0. 457394. 21368. 13953. 422073. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 3200. 25000. 0. 0. 28200. 193005. 193005. 178277. 12-13 9600. 0. 0. 0. 9600. 312487. 505492. 272482. 12-14 9600. 0. 0. 0. 9600. 189658. 695150. 149905. 12-15 9600. 0. 0. 0. 9600. 143239. 838388. 102833. 12-16 9600. 0. 0. 0. 9600. 117183. 955572. 76447. 12-17 9600. 0. 0. 0. 9600. 100058. 1055630. 59326. 12-18 9600. 0. 0. 0. 9600. 87767. 1143396. 47299. 12-19 9600. 0. 0. 0. 9600. 78429. 1221826. 38420. 12-20 9600. 0. 0. 0. 9600. 70856. 1292682. 31554. 12-21 9600. 0. 0. 0. 9600. 64066. 1356748. 25936. 12-22 9600. 0. 0. 0. 9600. 57872. 1414620. 21299. 12-23 9600. 0. 0. 0. 9600. 52218. 1466838. 17471. 12-24 9600. 0. 0. 0. 9600. 47056. 1513894. 14313. 12-25 9600. 0. 0. 0. 9600. 42339. 1556233. 11708. 12-26 9600. 0. 0. 0. 9600. 38027. 1594260. 9560. Sub-T 137600. 25000. 0. 0. 162600. 1594260. 1594260. 1056829. After 176000. 0. 0. 0. 176000. 246073. 1840333. 38222. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 1095052. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT C-1H TABLE 234 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1069.267 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 889.367 20.0000 763.730 REMARKS PERFS: - COTULLA 25.0000 670.557 30.0000 598.367 35.0000 540.567 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 9.403 0.000 25. 0.677 0.000 2. 103.83 5.01 12-13 1. 52.757 0.000 135. 3.798 0.000 10. 103.83 5.01 12-14 1. 28.417 0.000 67. 2.046 0.000 5. 103.83 5.01 12-15 1. 21.274 0.000 46. 1.532 0.000 3. 103.83 5.01 12-16 1. 17.513 0.000 35. 1.261 0.000 3. 103.83 5.01 12-17 1. 15.118 0.000 28. 1.089 0.000 2. 103.83 5.01 12-18 1. 13.431 0.000 23. 0.967 0.000 2. 103.83 5.01 12-19 1. 12.163 0.000 19. 0.876 0.000 1. 103.83 5.01 12-20 1. 11.157 0.000 16. 0.803 0.000 1. 103.83 5.01 12-21 1. 10.264 0.000 14. 0.739 0.000 1. 103.83 5.01 12-22 1. 9.443 0.000 12. 0.680 0.000 1. 103.83 5.01 12-23 1. 8.688 0.000 10. 0.626 0.000 1. 103.83 5.01 12-24 1. 7.993 0.000 8. 0.575 0.000 1. 103.83 5.01 12-25 1. 7.353 0.000 7. 0.529 0.000 1. 103.83 5.01 12-26 1. 6.765 0.000 6. 0.487 0.000 0. 103.83 5.01 Sub-T 1. 231.738 0.000 451. 16.685 0.000 32. 103.83 5.01 After 1. 61.276 0.000 33. 4.412 0.000 2. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 70297. 0. 8977. 0. 79275. 3907. 2412. 72956. 12-13 394396. 0. 48568. 0. 442964. 21785. 13478. 407701. 12-14 212439. 0. 24057. 0. 236496. 11576. 7197. 217722. 12-15 159037. 0. 16615. 0. 175652. 8562. 5347. 161743. 12-16 130926. 0. 12625. 0. 143551. 6969. 4371. 132211. 12-17 113022. 0. 10061. 0. 123083. 5954. 3748. 113381. 12-18 100404. 0. 8252. 0. 108657. 5238. 3309. 100110. 12-19 90931. 0. 6900. 0. 97831. 4700. 2980. 90151. 12-20 83405. 0. 5844. 0. 89249. 4275. 2719. 82255. 12-21 76732. 0. 4965. 0. 81697. 3902. 2489. 75305. 12-22 70593. 0. 4218. 0. 74811. 3564. 2280. 68968. 12-23 64946. 0. 3583. 0. 68529. 3256. 2089. 63184. 12-24 59750. 0. 3044. 0. 62794. 2977. 1914. 57903. 12-25 54970. 0. 2586. 0. 57556. 2723. 1755. 53079. 12-26 50573. 0. 2197. 0. 52769. 2491. 1609. 48669. Sub-T 1732420. 0. 162492. 0. 1894912. 91878. 57697. 1745337. After 458085. 0. 11802. 0. 469887. 21957. 14334. 433596. Total 2190505. 0. 174294. 0. 2364799. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 800. 25000. 0. 0. 25800. 47156. 47156. 42949. 12-13 9600. 0. 0. 0. 9600. 398101. 445257. 347993. 12-14 9600. 0. 0. 0. 9600. 208122. 653379. 164563. 12-15 9600. 0. 0. 0. 9600. 152143. 805522. 109243. 12-16 9600. 0. 0. 0. 9600. 122611. 928133. 79995. 12-17 9600. 0. 0. 0. 9600. 103781. 1031915. 61537. 12-18 9600. 0. 0. 0. 9600. 90510. 1122424. 48779. 12-19 9600. 0. 0. 0. 9600. 80551. 1202975. 39460. 12-20 9600. 0. 0. 0. 9600. 72655. 1275630. 32354. 12-21 9600. 0. 0. 0. 9600. 65705. 1341335. 26600. 12-22 9600. 0. 0. 0. 9600. 59367. 1400702. 21849. 12-23 9600. 0. 0. 0. 9600. 53584. 1454286. 17928. 12-24 9600. 0. 0. 0. 9600. 48303. 1502589. 14692. 12-25 9600. 0. 0. 0. 9600. 43479. 1546068. 12023. 12-26 9600. 0. 0. 0. 9600. 39069. 1585137. 9821. Sub-T 135200. 25000. 0. 0. 160200. 1585137. 1585137. 1029787. After 178400. 0. 0. 0. 178400. 255196. 1840333. 39481. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 1069267. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT C-2H TABLE 235 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 1019.506 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 829.339 20.0000 697.187 REMARKS PERFS: - COTULLA 25.0000 599.765 30.0000 524.802 35.0000 465.246 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 42.047 0.000 110. 3.027 0.000 8. 103.83 5.01 12-14 1. 35.607 0.000 87. 2.564 0.000 6. 103.83 5.01 12-15 1. 24.163 0.000 54. 1.740 0.000 4. 103.83 5.01 12-16 1. 19.153 0.000 40. 1.379 0.000 3. 103.83 5.01 12-17 1. 16.200 0.000 31. 1.166 0.000 2. 103.83 5.01 12-18 1. 14.209 0.000 25. 1.023 0.000 2. 103.83 5.01 12-19 1. 12.756 0.000 21. 0.918 0.000 2. 103.83 5.01 12-20 1. 11.638 0.000 18. 0.838 0.000 1. 103.83 5.01 12-21 1. 10.701 0.000 15. 0.770 0.000 1. 103.83 5.01 12-22 1. 9.845 0.000 13. 0.709 0.000 1. 103.83 5.01 12-23 1. 9.057 0.000 11. 0.652 0.000 1. 103.83 5.01 12-24 1. 8.333 0.000 9. 0.600 0.000 1. 103.83 5.01 12-25 1. 7.666 0.000 8. 0.552 0.000 1. 103.83 5.01 12-26 1. 7.053 0.000 7. 0.508 0.000 0. 103.83 5.01 Sub-T 1. 228.426 0.000 448. 16.447 0.000 32. 103.83 5.01 After 1. 64.588 0.000 36. 4.650 0.000 3. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 314332. 0. 39498. 0. 353829. 17422. 10765. 325643. 12-14 266192. 0. 31403. 0. 297595. 14600. 9056. 273939. 12-15 180633. 0. 19645. 0. 200278. 9783. 6096. 184400. 12-16 143180. 0. 14371. 0. 157550. 7664. 4796. 145090. 12-17 121107. 0. 11221. 0. 132328. 6412. 4029. 121886. 12-18 106221. 0. 9086. 0. 115307. 5568. 3512. 106228. 12-19 95359. 0. 7531. 0. 102890. 4951. 3134. 94804. 12-20 86999. 0. 6344. 0. 93343. 4478. 2844. 86022. 12-21 79999. 0. 5386. 0. 85385. 4084. 2602. 78700. 12-22 73599. 0. 4576. 0. 78175. 3729. 2382. 72064. 12-23 67711. 0. 3887. 0. 71598. 3406. 2182. 66010. 12-24 62294. 0. 3302. 0. 65596. 3113. 1999. 60484. 12-25 57310. 0. 2805. 0. 60116. 2847. 1833. 55437. 12-26 52726. 0. 2383. 0. 55109. 2604. 1680. 50825. Sub-T 1707661. 0. 161439. 0. 1869100. 90660. 56910. 1721529. After 482844. 0. 12856. 0. 495700. 23175. 15121. 457404. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5600. 25000. 0. 0. 30600. 295043. 295043. 251359. 12-14 9600. 0. 0. 0. 9600. 264339. 559382. 209284. 12-15 9600. 0. 0. 0. 9600. 174800. 734182. 125565. 12-16 9600. 0. 0. 0. 9600. 135490. 869672. 88416. 12-17 9600. 0. 0. 0. 9600. 112286. 981958. 66588. 12-18 9600. 0. 0. 0. 9600. 96628. 1078586. 52081. 12-19 9600. 0. 0. 0. 9600. 85204. 1163790. 41742. 12-20 9600. 0. 0. 0. 9600. 76422. 1240212. 34032. 12-21 9600. 0. 0. 0. 9600. 69100. 1309311. 27974. 12-22 9600. 0. 0. 0. 9600. 62464. 1371775. 22989. 12-23 9600. 0. 0. 0. 9600. 56410. 1428184. 18874. 12-24 9600. 0. 0. 0. 9600. 50884. 1479068. 15477. 12-25 9600. 0. 0. 0. 9600. 45837. 1524905. 12675. 12-26 9600. 0. 0. 0. 9600. 41225. 1566129. 10363. Sub-T 130400. 25000. 0. 0. 155400. 1566129. 1566129. 977419. After 183200. 0. 0. 0. 183200. 274204. 1840333. 42088. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 1019507. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT D-1H TABLE 236 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 368.110 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 218.736 20.0000 125.261 REMARKS PERFS: - COTULLA 25.0000 63.737 30.0000 21.805 35.0000 -7.459 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 9.403 0.000 25. 0.677 0.000 2. 103.83 5.01 12-14 1. 52.757 0.000 135. 3.798 0.000 10. 103.83 5.01 12-15 1. 28.417 0.000 67. 2.046 0.000 5. 103.83 5.01 12-16 1. 21.274 0.000 46. 1.532 0.000 3. 103.83 5.01 12-17 1. 17.513 0.000 35. 1.261 0.000 3. 103.83 5.01 12-18 1. 15.118 0.000 28. 1.089 0.000 2. 103.83 5.01 12-19 1. 13.431 0.000 23. 0.967 0.000 2. 103.83 5.01 12-20 1. 12.163 0.000 19. 0.876 0.000 1. 103.83 5.01 12-21 1. 11.157 0.000 16. 0.803 0.000 1. 103.83 5.01 12-22 1. 10.264 0.000 14. 0.739 0.000 1. 103.83 5.01 12-23 1. 9.443 0.000 12. 0.680 0.000 1. 103.83 5.01 12-24 1. 8.688 0.000 10. 0.626 0.000 1. 103.83 5.01 12-25 1. 7.993 0.000 8. 0.575 0.000 1. 103.83 5.01 12-26 1. 7.353 0.000 7. 0.529 0.000 1. 103.83 5.01 Sub-T 1. 224.974 0.000 445. 16.198 0.000 32. 103.83 5.01 After 1. 68.041 0.000 39. 4.899 0.000 3. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 70297. 0. 8977. 0. 79275. 3907. 2412. 72956. 12-14 394396. 0. 48568. 0. 442964. 21785. 13478. 407701. 12-15 212439. 0. 24057. 0. 236496. 11576. 7197. 217722. 12-16 159037. 0. 16615. 0. 175652. 8562. 5347. 161743. 12-17 130926. 0. 12625. 0. 143551. 6969. 4371. 132211. 12-18 113022. 0. 10061. 0. 123083. 5954. 3748. 113381. 12-19 100404. 0. 8252. 0. 108657. 5238. 3309. 100110. 12-20 90931. 0. 6900. 0. 97831. 4700. 2980. 90151. 12-21 83405. 0. 5844. 0. 89249. 4275. 2719. 82255. 12-22 76732. 0. 4965. 0. 81697. 3902. 2489. 75305. 12-23 70593. 0. 4218. 0. 74811. 3564. 2280. 68968. 12-24 64946. 0. 3583. 0. 68529. 3256. 2089. 63184. 12-25 59750. 0. 3044. 0. 62794. 2977. 1914. 57903. 12-26 54970. 0. 2586. 0. 57556. 2723. 1755. 53079. Sub-T 1681848. 0. 160296. 0. 1842143. 89387. 56088. 1696668. After 508657. 0. 13999. 0. 522656. 24448. 15943. 482265. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 800. 750000. 0. 0. 750800. -677844. -677844. -564907. 12-14 9600. 0. 0. 0. 9600. 398101. -279743. 316358. 12-15 9600. 0. 0. 0. 9600. 208122. -71621. 149603. 12-16 9600. 0. 0. 0. 9600. 152143. 80522. 99312. 12-17 9600. 0. 0. 0. 9600. 122611. 203133. 72723. 12-18 9600. 0. 0. 0. 9600. 103781. 306915. 55942. 12-19 9600. 0. 0. 0. 9600. 90510. 397424. 44345. 12-20 9600. 0. 0. 0. 9600. 80551. 477975. 35873. 12-21 9600. 0. 0. 0. 9600. 72655. 550630. 29413. 12-22 9600. 0. 0. 0. 9600. 65705. 616335. 24182. 12-23 9600. 0. 0. 0. 9600. 59367. 675702. 19863. 12-24 9600. 0. 0. 0. 9600. 53584. 729286. 16298. 12-25 9600. 0. 0. 0. 9600. 48303. 777589. 13357. 12-26 9600. 0. 0. 0. 9600. 43479. 821068. 10930. Sub-T 125600. 750000. 0. 0. 875600. 821068. 821068. 323290. After 188000. 0. 0. 0. 188000. 294265. 1115333. 44820. Total 313600. 750000. 0. 0. 1063600. 1115334. 1115333. 368110. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT E-1H TABLE 237 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 926.824 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 721.164 20.0000 580.989 REMARKS PERFS: - COTULLA 25.0000 479.812 30.0000 403.694 35.0000 344.626 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 42.047 0.000 110. 3.027 0.000 8. 103.83 5.01 12-15 1. 35.607 0.000 87. 2.564 0.000 6. 103.83 5.01 12-16 1. 24.163 0.000 54. 1.740 0.000 4. 103.83 5.01 12-17 1. 19.153 0.000 40. 1.379 0.000 3. 103.83 5.01 12-18 1. 16.200 0.000 31. 1.166 0.000 2. 103.83 5.01 12-19 1. 14.209 0.000 25. 1.023 0.000 2. 103.83 5.01 12-20 1. 12.756 0.000 21. 0.918 0.000 2. 103.83 5.01 12-21 1. 11.638 0.000 18. 0.838 0.000 1. 103.83 5.01 12-22 1. 10.701 0.000 15. 0.770 0.000 1. 103.83 5.01 12-23 1. 9.845 0.000 13. 0.709 0.000 1. 103.83 5.01 12-24 1. 9.057 0.000 11. 0.652 0.000 1. 103.83 5.01 12-25 1. 8.333 0.000 9. 0.600 0.000 1. 103.83 5.01 12-26 1. 7.666 0.000 8. 0.552 0.000 1. 103.83 5.01 Sub-T 1. 221.374 0.000 441. 15.939 0.000 32. 103.83 5.01 After 1. 71.641 0.000 42. 5.158 0.000 3. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 314332. 0. 39498. 0. 353829. 17422. 10765. 325643. 12-15 266192. 0. 31403. 0. 297595. 14600. 9056. 273939. 12-16 180633. 0. 19645. 0. 200278. 9783. 6096. 184400. 12-17 143180. 0. 14371. 0. 157550. 7664. 4796. 145090. 12-18 121107. 0. 11221. 0. 132328. 6412. 4029. 121886. 12-19 106221. 0. 9086. 0. 115307. 5568. 3512. 106228. 12-20 95359. 0. 7531. 0. 102890. 4951. 3134. 94804. 12-21 86999. 0. 6344. 0. 93343. 4478. 2844. 86022. 12-22 79999. 0. 5386. 0. 85385. 4084. 2602. 78700. 12-23 73599. 0. 4576. 0. 78175. 3729. 2382. 72064. 12-24 67711. 0. 3887. 0. 71598. 3406. 2182. 66010. 12-25 62294. 0. 3302. 0. 65596. 3113. 1999. 60484. 12-26 57310. 0. 2805. 0. 60116. 2847. 1833. 55437. Sub-T 1654936. 0. 159055. 0. 1813991. 88056. 55230. 1670705. After 535570. 0. 15239. 0. 550809. 25779. 16801. 508229. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 5600. 25000. 0. 0. 30600. 295043. 295043. 228508. 12-15 9600. 0. 0. 0. 9600. 264339. 559382. 190258. 12-16 9600. 0. 0. 0. 9600. 174800. 734182. 114150. 12-17 9600. 0. 0. 0. 9600. 135490. 869672. 80378. 12-18 9600. 0. 0. 0. 9600. 112286. 981958. 60534. 12-19 9600. 0. 0. 0. 9600. 96628. 1078586. 47346. 12-20 9600. 0. 0. 0. 9600. 85204. 1163790. 37948. 12-21 9600. 0. 0. 0. 9600. 76422. 1240212. 30938. 12-22 9600. 0. 0. 0. 9600. 69100. 1309311. 25431. 12-23 9600. 0. 0. 0. 9600. 62464. 1371775. 20899. 12-24 9600. 0. 0. 0. 9600. 56410. 1428184. 17158. 12-25 9600. 0. 0. 0. 9600. 50884. 1479068. 14070. 12-26 9600. 0. 0. 0. 9600. 45837. 1524905. 11522. Sub-T 120800. 25000. 0. 0. 145800. 1524905. 1524905. 879142. After 192800. 0. 0. 0. 192800. 315429. 1840333. 47683. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 926824. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT E-2H TABLE 238 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 905.001 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 696.401 20.0000 555.102 REMARKS PERFS: - COTULLA 25.0000 453.778 30.0000 378.065 35.0000 319.717 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 28.538 0.000 75. 2.055 0.000 5. 103.83 5.01 12-15 1. 41.775 0.000 104. 3.008 0.000 8. 103.83 5.01 12-16 1. 26.059 0.000 60. 1.876 0.000 4. 103.83 5.01 12-17 1. 20.139 0.000 43. 1.450 0.000 3. 103.83 5.01 12-18 1. 16.823 0.000 33. 1.211 0.000 2. 103.83 5.01 12-19 1. 14.645 0.000 27. 1.054 0.000 2. 103.83 5.01 12-20 1. 13.082 0.000 22. 0.942 0.000 2. 103.83 5.01 12-21 1. 11.893 0.000 18. 0.856 0.000 1. 103.83 5.01 12-22 1. 10.926 0.000 16. 0.787 0.000 1. 103.83 5.01 12-23 1. 10.052 0.000 13. 0.724 0.000 1. 103.83 5.01 12-24 1. 9.248 0.000 11. 0.666 0.000 1. 103.83 5.01 12-25 1. 8.508 0.000 10. 0.613 0.000 1. 103.83 5.01 12-26 1. 7.828 0.000 8. 0.564 0.000 1. 103.83 5.01 Sub-T 1. 219.516 0.000 439. 15.805 0.000 32. 103.83 5.01 After 1. 73.498 0.000 44. 5.292 0.000 3. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 213341. 0. 27017. 0. 240358. 11840. 7313. 221205. 12-15 312299. 0. 37623. 0. 349922. 17187. 10648. 322087. 12-16 194809. 0. 21619. 0. 216427. 10583. 6587. 199258. 12-17 150556. 0. 15417. 0. 165973. 8082. 5053. 152839. 12-18 125764. 0. 11887. 0. 137651. 6677. 4191. 126783. 12-19 109482. 0. 9554. 0. 119036. 5753. 3625. 109658. 12-20 97796. 0. 7879. 0. 105675. 5090. 3219. 97367. 12-21 88912. 0. 6614. 0. 95525. 4586. 2910. 88029. 12-22 81684. 0. 5611. 0. 87294. 4178. 2660. 80456. 12-23 75149. 0. 4766. 0. 79915. 3814. 2435. 73666. 12-24 69137. 0. 4049. 0. 73186. 3484. 2230. 67472. 12-25 63606. 0. 3440. 0. 67046. 3184. 2044. 61818. 12-26 58518. 0. 2922. 0. 61440. 2911. 1873. 56656. Sub-T 1641053. 0. 158396. 0. 1799449. 87368. 54787. 1657294. After 549452. 0. 15898. 0. 565350. 26467. 17244. 521639. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 3200. 25000. 0. 0. 28200. 193005. 193005. 147336. 12-15 9600. 0. 0. 0. 9600. 312487. 505492. 225191. 12-16 9600. 0. 0. 0. 9600. 189658. 695150. 123889. 12-17 9600. 0. 0. 0. 9600. 143239. 838388. 84986. 12-18 9600. 0. 0. 0. 9600. 117183. 955572. 63179. 12-19 9600. 0. 0. 0. 9600. 100058. 1055630. 49030. 12-20 9600. 0. 0. 0. 9600. 87767. 1143396. 39090. 12-21 9600. 0. 0. 0. 9600. 78429. 1221826. 31752. 12-22 9600. 0. 0. 0. 9600. 70856. 1292682. 26077. 12-23 9600. 0. 0. 0. 9600. 64066. 1356748. 21435. 12-24 9600. 0. 0. 0. 9600. 57872. 1414620. 17602. 12-25 9600. 0. 0. 0. 9600. 52218. 1466838. 14439. 12-26 9600. 0. 0. 0. 9600. 47056. 1513894. 11829. Sub-T 118400. 25000. 0. 0. 143400. 1513894. 1513894. 855837. After 195200. 0. 0. 0. 195200. 326439. 1840333. 49165. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 905001. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT E-3H TABLE 239 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 842.567 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 627.099 20.0000 484.157 REMARKS PERFS: - COTULLA 25.0000 383.849 30.0000 310.534 35.0000 255.279 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 42.047 0.000 110. 3.027 0.000 8. 103.83 5.01 12-16 1. 35.607 0.000 87. 2.564 0.000 6. 103.83 5.01 12-17 1. 24.163 0.000 54. 1.740 0.000 4. 103.83 5.01 12-18 1. 19.153 0.000 40. 1.379 0.000 3. 103.83 5.01 12-19 1. 16.200 0.000 31. 1.166 0.000 2. 103.83 5.01 12-20 1. 14.209 0.000 25. 1.023 0.000 2. 103.83 5.01 12-21 1. 12.756 0.000 21. 0.918 0.000 2. 103.83 5.01 12-22 1. 11.638 0.000 18. 0.838 0.000 1. 103.83 5.01 12-23 1. 10.701 0.000 15. 0.770 0.000 1. 103.83 5.01 12-24 1. 9.845 0.000 13. 0.709 0.000 1. 103.83 5.01 12-25 1. 9.057 0.000 11. 0.652 0.000 1. 103.83 5.01 12-26 1. 8.333 0.000 9. 0.600 0.000 1. 103.83 5.01 Sub-T 1. 213.707 0.000 433. 15.387 0.000 31. 103.83 5.01 After 1. 79.307 0.000 50. 5.710 0.000 4. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 314332. 0. 39498. 0. 353829. 17422. 10765. 325643. 12-16 266192. 0. 31403. 0. 297595. 14600. 9056. 273939. 12-17 180633. 0. 19645. 0. 200278. 9783. 6096. 184400. 12-18 143180. 0. 14371. 0. 157550. 7664. 4796. 145090. 12-19 121107. 0. 11221. 0. 132328. 6412. 4029. 121886. 12-20 106221. 0. 9086. 0. 115307. 5568. 3512. 106228. 12-21 95359. 0. 7531. 0. 102890. 4951. 3134. 94804. 12-22 86999. 0. 6344. 0. 93343. 4478. 2844. 86022. 12-23 79999. 0. 5386. 0. 85385. 4084. 2602. 78700. 12-24 73599. 0. 4576. 0. 78175. 3729. 2382. 72064. 12-25 67711. 0. 3887. 0. 71598. 3406. 2182. 66010. 12-26 62294. 0. 3302. 0. 65596. 3113. 1999. 60484. Sub-T 1597625. 0. 156250. 0. 1753875. 85209. 53397. 1615268. After 592880. 0. 18044. 0. 610925. 28626. 18634. 563665. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178933. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 5600. 25000. 0. 0. 30600. 295043. 295043. 207735. 12-16 9600. 0. 0. 0. 9600. 264339. 559382. 172962. 12-17 9600. 0. 0. 0. 9600. 174800. 734182. 103773. 12-18 9600. 0. 0. 0. 9600. 135490. 869672. 73071. 12-19 9600. 0. 0. 0. 9600. 112286. 981958. 55031. 12-20 9600. 0. 0. 0. 9600. 96628. 1078586. 43042. 12-21 9600. 0. 0. 0. 9600. 85204. 1163790. 34498. 12-22 9600. 0. 0. 0. 9600. 76422. 1240212. 28126. 12-23 9600. 0. 0. 0. 9600. 69100. 1309311. 23119. 12-24 9600. 0. 0. 0. 9600. 62464. 1371775. 18999. 12-25 9600. 0. 0. 0. 9600. 56410. 1428184. 15598. 12-26 9600. 0. 0. 0. 9600. 50884. 1479068. 12791. Sub-T 111200. 25000. 0. 0. 136200. 1479068. 1479068. 788745. After 202400. 0. 0. 0. 202400. 361265. 1840333. 53823. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 842567. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT F-1H TABLE 240 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 822.728 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 605.566 20.0000 462.585 REMARKS PERFS: - COTULLA 25.0000 363.022 30.0000 290.819 35.0000 236.827 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 28.538 0.000 75. 2.055 0.000 5. 103.83 5.01 12-16 1. 41.775 0.000 104. 3.008 0.000 8. 103.83 5.01 12-17 1. 26.059 0.000 60. 1.876 0.000 4. 103.83 5.01 12-18 1. 20.139 0.000 43. 1.450 0.000 3. 103.83 5.01 12-19 1. 16.823 0.000 33. 1.211 0.000 2. 103.83 5.01 12-20 1. 14.645 0.000 27. 1.054 0.000 2. 103.83 5.01 12-21 1. 13.082 0.000 22. 0.942 0.000 2. 103.83 5.01 12-22 1. 11.893 0.000 18. 0.856 0.000 1. 103.83 5.01 12-23 1. 10.926 0.000 16. 0.787 0.000 1. 103.83 5.01 12-24 1. 10.052 0.000 13. 0.724 0.000 1. 103.83 5.01 12-25 1. 9.248 0.000 11. 0.666 0.000 1. 103.83 5.01 12-26 1. 8.508 0.000 10. 0.613 0.000 1. 103.83 5.01 Sub-T 1. 211.689 0.000 431. 15.242 0.000 31. 103.83 5.01 After 1. 81.326 0.000 52. 5.855 0.000 4. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 213341. 0. 27017. 0. 240358. 11840. 7313. 221205. 12-16 312299. 0. 37623. 0. 349922. 17187. 10648. 322087. 12-17 194809. 0. 21619. 0. 216427. 10583. 6587. 199258. 12-18 150556. 0. 15417. 0. 165973. 8082. 5053. 152839. 12-19 125764. 0. 11887. 0. 137651. 6677. 4191. 126783. 12-20 109482. 0. 9554. 0. 119036. 5753. 3625. 109658. 12-21 97796. 0. 7879. 0. 105675. 5090. 3219. 97367. 12-22 88912. 0. 6614. 0. 95525. 4586. 2910. 88029. 12-23 81684. 0. 5611. 0. 87294. 4178. 2660. 80456. 12-24 75149. 0. 4766. 0. 79915. 3814. 2435. 73666. 12-25 69137. 0. 4049. 0. 73186. 3484. 2230. 67472. 12-26 63606. 0. 3440. 0. 67046. 3184. 2044. 61818. Sub-T 1582535. 0. 155474. 0. 1738010. 84457. 52914. 1600639. After 607970. 0. 18820. 0. 626790. 29378. 19117. 578295. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 3200. 25000. 0. 0. 28200. 193005. 193005. 133942. 12-16 9600. 0. 0. 0. 9600. 312487. 505492. 204719. 12-17 9600. 0. 0. 0. 9600. 189658. 695150. 112626. 12-18 9600. 0. 0. 0. 9600. 143239. 838388. 77260. 12-19 9600. 0. 0. 0. 9600. 117183. 955572. 57436. 12-20 9600. 0. 0. 0. 9600. 100058. 1055630. 44572. 12-21 9600. 0. 0. 0. 9600. 87767. 1143396. 35536. 12-22 9600. 0. 0. 0. 9600. 78429. 1221826. 28865. 12-23 9600. 0. 0. 0. 9600. 70856. 1292682. 23707. 12-24 9600. 0. 0. 0. 9600. 64066. 1356748. 19486. 12-25 9600. 0. 0. 0. 9600. 57872. 1414620. 16002. 12-26 9600. 0. 0. 0. 9600. 52218. 1466838. 13126. Sub-T 108800. 25000. 0. 0. 133800. 1466838. 1466838. 767280. After 204800. 0. 0. 0. 204800. 373495. 1840333. 55449. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 822728. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT F-2H TABLE 241 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 304.223 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 165.396 20.0000 86.987 REMARKS PERFS: - COTULLA 25.0000 40.791 30.0000 12.903 35.0000 -4.093 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 9.403 0.000 25. 0.677 0.000 2. 103.83 5.01 12-16 1. 52.757 0.000 135. 3.798 0.000 10. 103.83 5.01 12-17 1. 28.417 0.000 67. 2.046 0.000 5. 103.83 5.01 12-18 1. 21.274 0.000 46. 1.532 0.000 3. 103.83 5.01 12-19 1. 17.513 0.000 35. 1.261 0.000 3. 103.83 5.01 12-20 1. 15.118 0.000 28. 1.089 0.000 2. 103.83 5.01 12-21 1. 13.431 0.000 23. 0.967 0.000 2. 103.83 5.01 12-22 1. 12.163 0.000 19. 0.876 0.000 1. 103.83 5.01 12-23 1. 11.157 0.000 16. 0.803 0.000 1. 103.83 5.01 12-24 1. 10.264 0.000 14. 0.739 0.000 1. 103.83 5.01 12-25 1. 9.443 0.000 12. 0.680 0.000 1. 103.83 5.01 12-26 1. 8.688 0.000 10. 0.626 0.000 1. 103.83 5.01 Sub-T 1. 209.628 0.000 429. 15.093 0.000 31. 103.83 5.01 After 1. 83.387 0.000 54. 6.004 0.000 4. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 70297. 0. 8977. 0. 79275. 3907. 2412. 72956. 12-16 394396. 0. 48568. 0. 442964. 21785. 13478. 407701. 12-17 212439. 0. 24057. 0. 236496. 11576. 7197. 217722. 12-18 159037. 0. 16615. 0. 175652. 8562. 5347. 161743. 12-19 130926. 0. 12625. 0. 143551. 6969. 4371. 132211. 12-20 113022. 0. 10061. 0. 123083. 5954. 3748. 113381. 12-21 100404. 0. 8252. 0. 108657. 5238. 3309. 100110. 12-22 90931. 0. 6900. 0. 97831. 4700. 2980. 90151. 12-23 83405. 0. 5844. 0. 89249. 4275. 2719. 82255. 12-24 76732. 0. 4965. 0. 81697. 3902. 2489. 75305. 12-25 70593. 0. 4218. 0. 74811. 3564. 2280. 68968. 12-26 64946. 0. 3583. 0. 68529. 3256. 2089. 63184. Sub-T 1567127. 0. 154666. 0. 1721793. 83688. 52419. 1585686. After 623378. 0. 19628. 0. 643006. 30148. 19611. 593247. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178933. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 800. 750000. 0. 0. 750800. -677844. -677844. -466865. 12-16 9600. 0. 0. 0. 9600. 398101. -279743. 261453. 12-17 9600. 0. 0. 0. 9600. 208122. -71621. 123638. 12-18 9600. 0. 0. 0. 9600. 152143. 80522. 82076. 12-19 9600. 0. 0. 0. 9600. 122611. 203133. 60101. 12-20 9600. 0. 0. 0. 9600. 103781. 306915. 46233. 12-21 9600. 0. 0. 0. 9600. 90510. 397424. 36649. 12-22 9600. 0. 0. 0. 9600. 80551. 477975. 29647. 12-23 9600. 0. 0. 0. 9600. 72655. 550630. 24308. 12-24 9600. 0. 0. 0. 9600. 65705. 616335. 19985. 12-25 9600. 0. 0. 0. 9600. 59367. 675702. 16416. 12-26 9600. 0. 0. 0. 9600. 53584. 729286. 13470. Sub-T 106400. 750000. 0. 0. 856400. 729286. 729286. 247110. After 207200. 0. 0. 0. 207200. 386047. 1115333. 57113. Total 313600. 750000. 0. 0. 1063600. 1115334. 1115333. 304223. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT F-3H TABLE 242 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 784.441 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 564.694 20.0000 422.280 REMARKS PERFS: - COTULLA 25.0000 324.697 30.0000 255.065 35.0000 203.828 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 52.907 0.000 137. 3.809 0.000 10. 103.83 5.01 12-17 1. 31.461 0.000 75. 2.265 0.000 5. 103.83 5.01 12-18 1. 22.596 0.000 50. 1.627 0.000 4. 103.83 5.01 12-19 1. 18.284 0.000 37. 1.316 0.000 3. 103.83 5.01 12-20 1. 15.635 0.000 29. 1.126 0.000 2. 103.83 5.01 12-21 1. 13.805 0.000 24. 0.994 0.000 2. 103.83 5.01 12-22 1. 12.450 0.000 20. 0.896 0.000 1. 103.83 5.01 12-23 1. 11.393 0.000 17. 0.820 0.000 1. 103.83 5.01 12-24 1. 10.480 0.000 14. 0.755 0.000 1. 103.83 5.01 12-25 1. 9.642 0.000 12. 0.694 0.000 1. 103.83 5.01 12-26 1. 8.871 0.000 10. 0.639 0.000 1. 103.83 5.01 Sub-T 1. 207.523 0.000 427. 14.942 0.000 31. 103.83 5.01 After 1. 85.491 0.000 57. 6.155 0.000 4. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 395517. 0. 49332. 0. 444849. 21894. 13535. 409421. 12-17 235193. 0. 27182. 0. 262375. 12858. 7985. 241533. 12-18 168920. 0. 18006. 0. 186926. 9121. 5690. 172115. 12-19 136690. 0. 13447. 0. 150138. 7296. 4571. 138271. 12-20 116880. 0. 10615. 0. 127495. 6173. 3882. 117440. 12-21 103205. 0. 8653. 0. 111858. 5396. 3407. 103055. 12-22 93075. 0. 7205. 0. 100281. 4822. 3055. 92404. 12-23 85170. 0. 6088. 0. 91258. 4374. 2780. 84104. 12-24 78348. 0. 5171. 0. 83520. 3992. 2545. 76983. 12-25 72080. 0. 4393. 0. 76474. 3645. 2331. 70498. 12-26 66314. 0. 3732. 0. 70046. 3330. 2135. 64581. Sub-T 1551395. 0. 153824. 0. 1705219. 82901. 51914. 1570404. After 639110. 0. 20470. 0. 659580. 30934. 20117. 608529. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178933. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 8000. 25000. 0. 0. 33000. 376421. 376421. 244557. 12-17 9600. 0. 0. 0. 9600. 231933. 608354. 137856. 12-18 9600. 0. 0. 0. 9600. 162515. 770869. 87688. 12-19 9600. 0. 0. 0. 9600. 128671. 899540. 63078. 12-20 9600. 0. 0. 0. 9600. 107840. 1007380. 48044. 12-21 9600. 0. 0. 0. 9600. 93455. 1100835. 37843. 12-22 9600. 0. 0. 0. 9600. 82804. 1183639. 30477. 12-23 9600. 0. 0. 0. 9600. 74504. 1258143. 24927. 12-24 9600. 0. 0. 0. 9600. 67383. 1325525. 20495. 12-25 9600. 0. 0. 0. 9600. 60898. 1386423. 16839. 12-26 9600. 0. 0. 0. 9600. 54981. 1441404. 13821. Sub-T 104000. 25000. 0. 0. 129000. 1441404. 1441404. 725625. After 209600. 0. 0. 0. 209600. 398929. 1840333. 58815. Total 313600. 25000. 0. 0. 338600. 1840334. 1840333. 784441. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT G-1H TABLE 243 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 765.970 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 545.304 20.0000 403.464 REMARKS PERFS: - COTULLA 25.0000 307.079 30.0000 238.872 35.0000 189.095 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 42.047 0.000 110. 3.027 0.000 8. 103.83 5.01 12-17 1. 35.607 0.000 87. 2.564 0.000 6. 103.83 5.01 12-18 1. 24.163 0.000 54. 1.740 0.000 4. 103.83 5.01 12-19 1. 19.153 0.000 40. 1.379 0.000 3. 103.83 5.01 12-20 1. 16.200 0.000 31. 1.166 0.000 2. 103.83 5.01 12-21 1. 14.209 0.000 25. 1.023 0.000 2. 103.83 5.01 12-22 1. 12.756 0.000 21. 0.918 0.000 2. 103.83 5.01 12-23 1. 11.638 0.000 18. 0.838 0.000 1. 103.83 5.01 12-24 1. 10.701 0.000 15. 0.770 0.000 1. 103.83 5.01 12-25 1. 9.845 0.000 13. 0.709 0.000 1. 103.83 5.01 12-26 1. 9.057 0.000 11. 0.652 0.000 1. 103.83 5.01 Sub-T 1. 205.375 0.000 424. 14.787 0.000 31. 103.83 5.01 After 1. 87.640 0.000 59. 6.310 0.000 4. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 314332. 0. 39498. 0. 353829. 17422. 10765. 325643. 12-17 266192. 0. 31403. 0. 297595. 14600. 9056. 273939. 12-18 180633. 0. 19645. 0. 200278. 9783. 6096. 184400. 12-19 143180. 0. 14371. 0. 157550. 7664. 4796. 145090. 12-20 121107. 0. 11221. 0. 132328. 6412. 4029. 121886. 12-21 106221. 0. 9086. 0. 115307. 5568. 3512. 106228. 12-22 95359. 0. 7531. 0. 102890. 4951. 3134. 94804. 12-23 86999. 0. 6344. 0. 93343. 4478. 2844. 86022. 12-24 79999. 0. 5386. 0. 85385. 4084. 2602. 78700. 12-25 73599. 0. 4576. 0. 78175. 3729. 2382. 72064. 12-26 67711. 0. 3887. 0. 71598. 3406. 2182. 66010. Sub-T 1535331. 0. 152948. 0. 1688279. 82096. 51398. 1554784. After 655174. 0. 21347. 0. 676521. 31739. 20633. 624149. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 5600. 25000. 0. 0. 30600. 295043. 295043. 188850. 12-17 9600. 0. 0. 0. 9600. 264339. 559382. 157238. 12-18 9600. 0. 0. 0. 9600. 174800. 734182. 94339. 12-19 9600. 0. 0. 0. 9600. 135490. 869672. 66428. 12-20 9600. 0. 0. 0. 9600. 112286. 981958. 50028. 12-21 9600. 0. 0. 0. 9600. 96628. 1078586. 39129. 12-22 9600. 0. 0. 0. 9600. 85204. 1163790. 31362. 12-23 9600. 0. 0. 0. 9600. 76422. 1240212. 25569. 12-24 9600. 0. 0. 0. 9600. 69100. 1309311. 21017. 12-25 9600. 0. 0. 0. 9600. 62464. 1371775. 17272. 12-26 9600. 0. 0. 0. 9600. 56410. 1428184. 14180. Sub-T 101600. 25000. 0. 0. 126600. 1428184. 1428184. 705412. After 212000. 0. 0. 0. 212000. 412149. 1840333. 60558. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 765970. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT G-2H TABLE 244 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 747.935 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 526.579 20.0000 385.487 REMARKS PERFS: - COTULLA 25.0000 290.418 30.0000 223.707 35.0000 175.427 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 28.538 0.000 75. 2.055 0.000 5. 103.83 5.01 12-17 1. 41.775 0.000 104. 3.008 0.000 8. 103.83 5.01 12-18 1. 26.059 0.000 60. 1.876 0.000 4. 103.83 5.01 12-19 1. 20.139 0.000 43. 1.450 0.000 3. 103.83 5.01 12-20 1. 16.823 0.000 33. 1.211 0.000 2. 103.83 5.01 12-21 1. 14.645 0.000 27. 1.054 0.000 2. 103.83 5.01 12-22 1. 13.082 0.000 22. 0.942 0.000 2. 103.83 5.01 12-23 1. 11.893 0.000 18. 0.856 0.000 1. 103.83 5.01 12-24 1. 10.926 0.000 16. 0.787 0.000 1. 103.83 5.01 12-25 1. 10.052 0.000 13. 0.724 0.000 1. 103.83 5.01 12-26 1. 9.248 0.000 11. 0.666 0.000 1. 103.83 5.01 Sub-T 1. 203.181 0.000 422. 14.629 0.000 30. 103.83 5.01 After 1. 89.834 0.000 62. 6.468 0.000 4. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 213341. 0. 27017. 0. 240358. 11840. 7313. 221205. 12-17 312299. 0. 37623. 0. 349922. 17187. 10648. 322087. 12-18 194809. 0. 21619. 0. 216427. 10583. 6587. 199258. 12-19 150556. 0. 15417. 0. 165973. 8082. 5053. 152839. 12-20 125764. 0. 11887. 0. 137651. 6677. 4191. 126783. 12-21 109482. 0. 9554. 0. 119036. 5753. 3625. 109658. 12-22 97796. 0. 7879. 0. 105675. 5090. 3219. 97367. 12-23 88912. 0. 6614. 0. 95525. 4586. 2910. 88029. 12-24 81684. 0. 5611. 0. 87294. 4178. 2660. 80456. 12-25 75149. 0. 4766. 0. 79915. 3814. 2435. 73666. 12-26 69137. 0. 4049. 0. 73186. 3484. 2230. 67472. Sub-T 1518929. 0. 152034. 0. 1670964. 81273. 50870. 1538820. After 671576. 0. 22260. 0. 693836. 32562. 21161. 640113. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 3200. 25000. 0. 0. 28200. 193005. 193005. 121766. 12-17 9600. 0. 0. 0. 9600. 312487. 505492. 186109. 12-18 9600. 0. 0. 0. 9600. 189658. 695150. 102387. 12-19 9600. 0. 0. 0. 9600. 143239. 838388. 70237. 12-20 9600. 0. 0. 0. 9600. 117183. 955572. 52214. 12-21 9600. 0. 0. 0. 9600. 100058. 1055630. 40520. 12-22 9600. 0. 0. 0. 9600. 87767. 1143396. 32306. 12-23 9600. 0. 0. 0. 9600. 78429. 1221826. 26241. 12-24 9600. 0. 0. 0. 9600. 70856. 1292682. 21551. 12-25 9600. 0. 0. 0. 9600. 64066. 1356748. 17715. 12-26 9600. 0. 0. 0. 9600. 57872. 1414620. 14547. Sub-T 99200. 25000. 0. 0. 124200. 1414620. 1414620. 685594. After 214400. 0. 0. 0. 214400. 425714. 1840333. 62341. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 747935. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT H-1H TABLE 245 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 276.566 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 143.822 20.0000 72.489 REMARKS PERFS: - COTULLA 25.0000 32.633 30.0000 9.925 35.0000 -3.032 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 9.403 0.000 25. 0.677 0.000 2. 103.83 5.01 12-17 1. 52.757 0.000 135. 3.798 0.000 10. 103.83 5.01 12-18 1. 28.417 0.000 67. 2.046 0.000 5. 103.83 5.01 12-19 1. 21.274 0.000 46. 1.532 0.000 3. 103.83 5.01 12-20 1. 17.513 0.000 35. 1.261 0.000 3. 103.83 5.01 12-21 1. 15.118 0.000 28. 1.089 0.000 2. 103.83 5.01 12-22 1. 13.431 0.000 23. 0.967 0.000 2. 103.83 5.01 12-23 1. 12.163 0.000 19. 0.876 0.000 1. 103.83 5.01 12-24 1. 11.157 0.000 16. 0.803 0.000 1. 103.83 5.01 12-25 1. 10.264 0.000 14. 0.739 0.000 1. 103.83 5.01 12-26 1. 9.443 0.000 12. 0.680 0.000 1. 103.83 5.01 Sub-T 1. 200.940 0.000 419. 14.468 0.000 30. 103.83 5.01 After 1. 92.074 0.000 64. 6.629 0.000 5. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 70297. 0. 8977. 0. 79275. 3907. 2412. 72956. 12-17 394396. 0. 48568. 0. 442964. 21785. 13478. 407701. 12-18 212439. 0. 24057. 0. 236496. 11576. 7197. 217722. 12-19 159037. 0. 16615. 0. 175652. 8562. 5347. 161743. 12-20 130926. 0. 12625. 0. 143551. 6969. 4371. 132211. 12-21 113022. 0. 10061. 0. 123083. 5954. 3748. 113381. 12-22 100404. 0. 8252. 0. 108657. 5238. 3309. 100110. 12-23 90931. 0. 6900. 0. 97831. 4700. 2980. 90151. 12-24 83405. 0. 5844. 0. 89249. 4275. 2719. 82255. 12-25 76732. 0. 4965. 0. 81697. 3902. 2489. 75305. 12-26 70593. 0. 4218. 0. 74811. 3564. 2280. 68968. Sub-T 1502181. 0. 151083. 0. 1653264. 80432. 50331. 1522502. After 688324. 0. 23211. 0. 711535. 33404. 21700. 656431. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178933. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 800. 750000. 0. 0. 750800. -677844. -677844. -424423. 12-17 9600. 0. 0. 0. 9600. 398101. -279743. 237684. 12-18 9600. 0. 0. 0. 9600. 208122. -71621. 112399. 12-19 9600. 0. 0. 0. 9600. 152143. 80522. 74615. 12-20 9600. 0. 0. 0. 9600. 122611. 203133. 54638. 12-21 9600. 0. 0. 0. 9600. 103781. 306915. 42030. 12-22 9600. 0. 0. 0. 9600. 90510. 397424. 33317. 12-23 9600. 0. 0. 0. 9600. 80551. 477975. 26952. 12-24 9600. 0. 0. 0. 9600. 72655. 550630. 22098. 12-25 9600. 0. 0. 0. 9600. 65705. 616335. 18168. 12-26 9600. 0. 0. 0. 9600. 59367. 675702. 14923. Sub-T 96800. 750000. 0. 0. 846800. 675702. 675702. 212401. After 216800. 0. 0. 0. 216800. 439631. 1115333. 64166. Total 313600. 750000. 0. 0. 1063600. 1115334. 1115333. 276566. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT H-2H TABLE 246 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 713.128 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 491.038 20.0000 351.900 REMARKS PERFS: - COTULLA 25.0000 259.757 30.0000 196.204 35.0000 150.984 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 52.907 0.000 137. 3.809 0.000 10. 103.83 5.01 12-18 1. 31.461 0.000 75. 2.265 0.000 5. 103.83 5.01 12-19 1. 22.596 0.000 50. 1.627 0.000 4. 103.83 5.01 12-20 1. 18.284 0.000 37. 1.316 0.000 3. 103.83 5.01 12-21 1. 15.635 0.000 29. 1.126 0.000 2. 103.83 5.01 12-22 1. 13.805 0.000 24. 0.994 0.000 2. 103.83 5.01 12-23 1. 12.450 0.000 20. 0.896 0.000 1. 103.83 5.01 12-24 1. 11.393 0.000 17. 0.820 0.000 1. 103.83 5.01 12-25 1. 10.480 0.000 14. 0.755 0.000 1. 103.83 5.01 12-26 1. 9.642 0.000 12. 0.694 0.000 1. 103.83 5.01 Sub-T 1. 198.653 0.000 416. 14.303 0.000 30. 103.83 5.01 After 1. 94.362 0.000 67. 6.794 0.000 5. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 395517. 0. 49332. 0. 444849. 21894. 13535. 409421. 12-18 235193. 0. 27182. 0. 262375. 12858. 7985. 241533. 12-19 168920. 0. 18006. 0. 186926. 9121. 5690. 172115. 12-20 136690. 0. 13447. 0. 150138. 7296. 4571. 138271. 12-21 116880. 0. 10615. 0. 127495. 6173. 3882. 117440. 12-22 103205. 0. 8653. 0. 111858. 5396. 3407. 103055. 12-23 93075. 0. 7205. 0. 100281. 4822. 3055. 92404. 12-24 85170. 0. 6088. 0. 91258. 4374. 2780. 84104. 12-25 78348. 0. 5171. 0. 83520. 3992. 2545. 76983. 12-26 72080. 0. 4393. 0. 76474. 3645. 2331. 70498. Sub-T 1485081. 0. 150092. 0. 1635173. 79571. 49779. 1505823. After 705424. 0. 24202. 0. 729626. 34265. 22252. 673110. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 8000. 25000. 0. 0. 33000. 376421. 376421. 222325. 12-18 9600. 0. 0. 0. 9600. 231933. 608354. 125324. 12-19 9600. 0. 0. 0. 9600. 162515. 770869. 79717. 12-20 9600. 0. 0. 0. 9600. 128671. 899540. 57343. 12-21 9600. 0. 0. 0. 9600. 107840. 1007380. 43677. 12-22 9600. 0. 0. 0. 9600. 93455. 1100835. 34402. 12-23 9600. 0. 0. 0. 9600. 82804. 1183639. 27707. 12-24 9600. 0. 0. 0. 9600. 74504. 1258143. 22661. 12-25 9600. 0. 0. 0. 9600. 67383. 1325525. 18632. 12-26 9600. 0. 0. 0. 9600. 60898. 1386423. 15308. Sub-T 94400. 25000. 0. 0. 119400. 1386423. 1386423. 647095. After 219200. 0. 0. 0. 219200. 453910. 1840333. 66033. Total 313600. 25000. 0. 0. 338600. 1840334. 1840333. 713128. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT H-3H TABLE 247 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 696.337 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 474.177 20.0000 336.220 REMARKS PERFS: - COTULLA 25.0000 245.663 30.0000 183.748 35.0000 140.071 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 42.047 0.000 110. 3.027 0.000 8. 103.83 5.01 12-18 1. 35.607 0.000 87. 2.564 0.000 6. 103.83 5.01 12-19 1. 24.163 0.000 54. 1.740 0.000 4. 103.83 5.01 12-20 1. 19.153 0.000 40. 1.379 0.000 3. 103.83 5.01 12-21 1. 16.200 0.000 31. 1.166 0.000 2. 103.83 5.01 12-22 1. 14.209 0.000 25. 1.023 0.000 2. 103.83 5.01 12-23 1. 12.756 0.000 21. 0.918 0.000 2. 103.83 5.01 12-24 1. 11.638 0.000 18. 0.838 0.000 1. 103.83 5.01 12-25 1. 10.701 0.000 15. 0.770 0.000 1. 103.83 5.01 12-26 1. 9.845 0.000 13. 0.709 0.000 1. 103.83 5.01 Sub-T 1. 196.317 0.000 413. 14.135 0.000 30. 103.83 5.01 After 1. 96.697 0.000 70. 6.962 0.000 5. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 314332. 0. 39498. 0. 353829. 17422. 10765. 325643. 12-18 266192. 0. 31403. 0. 297595. 14600. 9056. 273939. 12-19 180633. 0. 19645. 0. 200278. 9783. 6096. 184400. 12-20 143180. 0. 14371. 0. 157550. 7664. 4796. 145090. 12-21 121107. 0. 11221. 0. 132328. 6412. 4029. 121886. 12-22 106221. 0. 9086. 0. 115307. 5568. 3512. 106228. 12-23 95359. 0. 7531. 0. 102890. 4951. 3134. 94804. 12-24 86999. 0. 6344. 0. 93343. 4478. 2844. 86022. 12-25 79999. 0. 5386. 0. 85385. 4084. 2602. 78700. 12-26 73599. 0. 4576. 0. 78175. 3729. 2382. 72064. Sub-T 1467620. 0. 149060. 0. 1616681. 78690. 49216. 1488775. After 722885. 0. 25234. 0. 748119. 35145. 22815. 690159. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 5600. 25000. 0. 0. 30600. 295043. 295043. 171682. 12-18 9600. 0. 0. 0. 9600. 264339. 559382. 142944. 12-19 9600. 0. 0. 0. 9600. 174800. 734182. 85762. 12-20 9600. 0. 0. 0. 9600. 135490. 869672. 60389. 12-21 9600. 0. 0. 0. 9600. 112286. 981958. 45480. 12-22 9600. 0. 0. 0. 9600. 96628. 1078586. 35572. 12-23 9600. 0. 0. 0. 9600. 85204. 1163790. 28511. 12-24 9600. 0. 0. 0. 9600. 76422. 1240212. 23245. 12-25 9600. 0. 0. 0. 9600. 69100. 1309311. 19106. 12-26 9600. 0. 0. 0. 9600. 62464. 1371775. 15702. Sub-T 92000. 25000. 0. 0. 117000. 1371775. 1371775. 628393. After 221600. 0. 0. 0. 221600. 468559. 1840333. 67943. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 696337. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT H-3H TABLE 248 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 696.337 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 474.177 20.0000 336.220 REMARKS PERFS: - COTULLA 25.0000 245.663 30.0000 183.748 35.0000 140.071 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 42.047 0.000 110. 3.027 0.000 8. 103.83 5.01 12-18 1. 35.607 0.000 87. 2.564 0.000 6. 103.83 5.01 12-19 1. 24.163 0.000 54. 1.740 0.000 4. 103.83 5.01 12-20 1. 19.153 0.000 40. 1.379 0.000 3. 103.83 5.01 12-21 1. 16.200 0.000 31. 1.166 0.000 2. 103.83 5.01 12-22 1. 14.209 0.000 25. 1.023 0.000 2. 103.83 5.01 12-23 1. 12.756 0.000 21. 0.918 0.000 2. 103.83 5.01 12-24 1. 11.638 0.000 18. 0.838 0.000 1. 103.83 5.01 12-25 1. 10.701 0.000 15. 0.770 0.000 1. 103.83 5.01 12-26 1. 9.845 0.000 13. 0.709 0.000 1. 103.83 5.01 Sub-T 1. 196.317 0.000 413. 14.135 0.000 30. 103.83 5.01 After 1. 96.697 0.000 70. 6.962 0.000 5. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 314332. 0. 39498. 0. 353829. 17422. 10765. 325643. 12-18 266192. 0. 31403. 0. 297595. 14600. 9056. 273939. 12-19 180633. 0. 19645. 0. 200278. 9783. 6096. 184400. 12-20 143180. 0. 14371. 0. 157550. 7664. 4796. 145090. 12-21 121107. 0. 11221. 0. 132328. 6412. 4029. 121886. 12-22 106221. 0. 9086. 0. 115307. 5568. 3512. 106228. 12-23 95359. 0. 7531. 0. 102890. 4951. 3134. 94804. 12-24 86999. 0. 6344. 0. 93343. 4478. 2844. 86022. 12-25 79999. 0. 5386. 0. 85385. 4084. 2602. 78700. 12-26 73599. 0. 4576. 0. 78175. 3729. 2382. 72064. Sub-T 1467620. 0. 149060. 0. 1616681. 78690. 49216. 1488775. After 722885. 0. 25234. 0. 748119. 35145. 22815. 690159. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 5600. 25000. 0. 0. 30600. 295043. 295043. 171682. 12-18 9600. 0. 0. 0. 9600. 264339. 559382. 142944. 12-19 9600. 0. 0. 0. 9600. 174800. 734182. 85762. 12-20 9600. 0. 0. 0. 9600. 135490. 869672. 60389. 12-21 9600. 0. 0. 0. 9600. 112286. 981958. 45480. 12-22 9600. 0. 0. 0. 9600. 96628. 1078586. 35572. 12-23 9600. 0. 0. 0. 9600. 85204. 1163790. 28511. 12-24 9600. 0. 0. 0. 9600. 76422. 1240212. 23245. 12-25 9600. 0. 0. 0. 9600. 69100. 1309311. 19106. 12-26 9600. 0. 0. 0. 9600. 62464. 1371775. 15702. Sub-T 92000. 25000. 0. 0. 117000. 1371775. 1371775. 628393. After 221600. 0. 0. 0. 221600. 468559. 1840333. 67943. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 696337. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT I-1H TABLE 249 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 679.941 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 457.895 20.0000 321.239 REMARKS PERFS: - COTULLA 25.0000 232.334 30.0000 172.082 35.0000 129.946 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 28.538 0.000 75. 2.055 0.000 5. 103.83 5.01 12-18 1. 41.775 0.000 104. 3.008 0.000 8. 103.83 5.01 12-19 1. 26.059 0.000 60. 1.876 0.000 4. 103.83 5.01 12-20 1. 20.139 0.000 43. 1.450 0.000 3. 103.83 5.01 12-21 1. 16.823 0.000 33. 1.211 0.000 2. 103.83 5.01 12-22 1. 14.645 0.000 27. 1.054 0.000 2. 103.83 5.01 12-23 1. 13.082 0.000 22. 0.942 0.000 2. 103.83 5.01 12-24 1. 11.893 0.000 18. 0.856 0.000 1. 103.83 5.01 12-25 1. 10.926 0.000 16. 0.787 0.000 1. 103.83 5.01 12-26 1. 10.052 0.000 13. 0.724 0.000 1. 103.83 5.01 Sub-T 1. 193.932 0.000 410. 13.963 0.000 30. 103.83 5.01 After 1. 99.082 0.000 73. 7.134 0.000 5. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 213341. 0. 27017. 0. 240358. 11840. 7313. 221205. 12-18 312299. 0. 37623. 0. 349922. 17187. 10648. 322087. 12-19 194809. 0. 21619. 0. 216427. 10583. 6587. 199258. 12-20 150556. 0. 15417. 0. 165973. 8082. 5053. 152839. 12-21 125764. 0. 11887. 0. 137651. 6677. 4191. 126783. 12-22 109482. 0. 9554. 0. 119036. 5753. 3625. 109658. 12-23 97796. 0. 7879. 0. 105675. 5090. 3219. 97367. 12-24 88912. 0. 6614. 0. 95525. 4586. 2910. 88029. 12-25 81684. 0. 5611. 0. 87294. 4178. 2660. 80456. 12-26 75149. 0. 4766. 0. 79915. 3814. 2435. 73666. Sub-T 1449792. 0. 147985. 0. 1597777. 77789. 48640. 1471348. After 740714. 0. 26309. 0. 767022. 36046. 23391. 707585. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 3200. 25000. 0. 0. 28200. 193005. 193005. 110696. 12-18 9600. 0. 0. 0. 9600. 312487. 505492. 169190. 12-19 9600. 0. 0. 0. 9600. 189658. 695150. 93079. 12-20 9600. 0. 0. 0. 9600. 143239. 838388. 63852. 12-21 9600. 0. 0. 0. 9600. 117183. 955572. 47468. 12-22 9600. 0. 0. 0. 9600. 100058. 1055630. 36837. 12-23 9600. 0. 0. 0. 9600. 87767. 1143396. 29369. 12-24 9600. 0. 0. 0. 9600. 78429. 1221826. 23856. 12-25 9600. 0. 0. 0. 9600. 70856. 1292682. 19592. 12-26 9600. 0. 0. 0. 9600. 64066. 1356748. 16104. Sub-T 89600. 25000. 0. 0. 114600. 1356748. 1356748. 610042. After 224000. 0. 0. 0. 224000. 483585. 1840333. 69899. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 679941. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT I-2H TABLE 250 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 679.941 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 457.895 20.0000 321.239 REMARKS PERFS: - COTULLA 25.0000 232.334 30.0000 172.082 35.0000 129.946 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 28.538 0.000 75. 2.055 0.000 5. 103.83 5.01 12-18 1. 41.775 0.000 104. 3.008 0.000 8. 103.83 5.01 12-19 1. 26.059 0.000 60. 1.876 0.000 4. 103.83 5.01 12-20 1. 20.139 0.000 43. 1.450 0.000 3. 103.83 5.01 12-21 1. 16.823 0.000 33. 1.211 0.000 2. 103.83 5.01 12-22 1. 14.645 0.000 27. 1.054 0.000 2. 103.83 5.01 12-23 1. 13.082 0.000 22. 0.942 0.000 2. 103.83 5.01 12-24 1. 11.893 0.000 18. 0.856 0.000 1. 103.83 5.01 12-25 1. 10.926 0.000 16. 0.787 0.000 1. 103.83 5.01 12-26 1. 10.052 0.000 13. 0.724 0.000 1. 103.83 5.01 Sub-T 1. 193.932 0.000 410. 13.963 0.000 30. 103.83 5.01 After 1. 99.082 0.000 73. 7.134 0.000 5. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 213341. 0. 27017. 0. 240358. 11840. 7313. 221205. 12-18 312299. 0. 37623. 0. 349922. 17187. 10648. 322087. 12-19 194809. 0. 21619. 0. 216427. 10583. 6587. 199258. 12-20 150556. 0. 15417. 0. 165973. 8082. 5053. 152839. 12-21 125764. 0. 11887. 0. 137651. 6677. 4191. 126783. 12-22 109482. 0. 9554. 0. 119036. 5753. 3625. 109658. 12-23 97796. 0. 7879. 0. 105675. 5090. 3219. 97367. 12-24 88912. 0. 6614. 0. 95525. 4586. 2910. 88029. 12-25 81684. 0. 5611. 0. 87294. 4178. 2660. 80456. 12-26 75149. 0. 4766. 0. 79915. 3814. 2435. 73666. Sub-T 1449792. 0. 147985. 0. 1597777. 77789. 48640. 1471348. After 740714. 0. 26309. 0. 767022. 36046. 23391. 707585. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 3200. 25000. 0. 0. 28200. 193005. 193005. 110696. 12-18 9600. 0. 0. 0. 9600. 312487. 505492. 169190. 12-19 9600. 0. 0. 0. 9600. 189658. 695150. 93079. 12-20 9600. 0. 0. 0. 9600. 143239. 838388. 63852. 12-21 9600. 0. 0. 0. 9600. 117183. 955572. 47468. 12-22 9600. 0. 0. 0. 9600. 100058. 1055630. 36837. 12-23 9600. 0. 0. 0. 9600. 87767. 1143396. 29369. 12-24 9600. 0. 0. 0. 9600. 78429. 1221826. 23856. 12-25 9600. 0. 0. 0. 9600. 70856. 1292682. 19592. 12-26 9600. 0. 0. 0. 9600. 64066. 1356748. 16104. Sub-T 89600. 25000. 0. 0. 114600. 1356748. 1356748. 610042. After 224000. 0. 0. 0. 224000. 483585. 1840333. 69899. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 679941. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT J-1H TABLE 251 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 251.424 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 125.063 20.0000 60.408 REMARKS PERFS: - COTULLA 25.0000 26.106 30.0000 7.635 35.0000 -2.246 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 9.403 0.000 25. 0.677 0.000 2. 103.83 5.01 12-18 1. 52.757 0.000 135. 3.798 0.000 10. 103.83 5.01 12-19 1. 28.417 0.000 67. 2.046 0.000 5. 103.83 5.01 12-20 1. 21.274 0.000 46. 1.532 0.000 3. 103.83 5.01 12-21 1. 17.513 0.000 35. 1.261 0.000 3. 103.83 5.01 12-22 1. 15.118 0.000 28. 1.089 0.000 2. 103.83 5.01 12-23 1. 13.431 0.000 23. 0.967 0.000 2. 103.83 5.01 12-24 1. 12.163 0.000 19. 0.876 0.000 1. 103.83 5.01 12-25 1. 11.157 0.000 16. 0.803 0.000 1. 103.83 5.01 12-26 1. 10.264 0.000 14. 0.739 0.000 1. 103.83 5.01 Sub-T 1. 191.497 0.000 407. 13.788 0.000 29. 103.83 5.01 After 1. 101.517 0.000 76. 7.309 0.000 5. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 70297. 0. 8977. 0. 79275. 3907. 2412. 72956. 12-18 394396. 0. 48568. 0. 442964. 21785. 13478. 407701. 12-19 212439. 0. 24057. 0. 236496. 11576. 7197. 217722. 12-20 159037. 0. 16615. 0. 175652. 8562. 5347. 161743. 12-21 130926. 0. 12625. 0. 143551. 6969. 4371. 132211. 12-22 113022. 0. 10061. 0. 123083. 5954. 3748. 113381. 12-23 100404. 0. 8252. 0. 108657. 5238. 3309. 100110. 12-24 90931. 0. 6900. 0. 97831. 4700. 2980. 90151. 12-25 83405. 0. 5844. 0. 89249. 4275. 2719. 82255. 12-26 76732. 0. 4965. 0. 81697. 3902. 2489. 75305. Sub-T 1431588. 0. 146866. 0. 1578453. 76868. 48051. 1453535. After 758918. 0. 27429. 0. 786346. 36967. 23980. 725399. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178933. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 800. 750000. 0. 0. 750800. -677844. -677844. -385839. 12-18 9600. 0. 0. 0. 9600. 398101. -279743. 216076. 12-19 9600. 0. 0. 0. 9600. 208122. -71621. 102181. 12-20 9600. 0. 0. 0. 9600. 152143. 80522. 67831. 12-21 9600. 0. 0. 0. 9600. 122611. 203133. 49671. 12-22 9600. 0. 0. 0. 9600. 103781. 306915. 38209. 12-23 9600. 0. 0. 0. 9600. 90510. 397424. 30288. 12-24 9600. 0. 0. 0. 9600. 80551. 477975. 24502. 12-25 9600. 0. 0. 0. 9600. 72655. 550630. 20089. 12-26 9600. 0. 0. 0. 9600. 65705. 616335. 16516. Sub-T 87200. 750000. 0. 0. 837200. 616335. 616335. 179525. After 226400. 0. 0. 0. 226400. 498999. 1115333. 71899. Total 313600. 750000. 0. 0. 1063600. 1115334. 1115333. 251424. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT J-2H TABLE 252 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 663.931 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 442.172 20.0000 306.926 REMARKS PERFS: - COTULLA 25.0000 219.728 30.0000 161.158 35.0000 120.554 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 9.403 0.000 25. 0.677 0.000 2. 103.83 5.01 12-18 1. 52.757 0.000 135. 3.798 0.000 10. 103.83 5.01 12-19 1. 28.417 0.000 67. 2.046 0.000 5. 103.83 5.01 12-20 1. 21.274 0.000 46. 1.532 0.000 3. 103.83 5.01 12-21 1. 17.513 0.000 35. 1.261 0.000 3. 103.83 5.01 12-22 1. 15.118 0.000 28. 1.089 0.000 2. 103.83 5.01 12-23 1. 13.431 0.000 23. 0.967 0.000 2. 103.83 5.01 12-24 1. 12.163 0.000 19. 0.876 0.000 1. 103.83 5.01 12-25 1. 11.157 0.000 16. 0.803 0.000 1. 103.83 5.01 12-26 1. 10.264 0.000 14. 0.739 0.000 1. 103.83 5.01 Sub-T 1. 191.497 0.000 407. 13.788 0.000 29. 103.83 5.01 After 1. 101.517 0.000 76. 7.309 0.000 5. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 70297. 0. 8977. 0. 79275. 3907. 2412. 72956. 12-18 394396. 0. 48568. 0. 442964. 21785. 13478. 407701. 12-19 212439. 0. 24057. 0. 236496. 11576. 7197. 217722. 12-20 159037. 0. 16615. 0. 175652. 8562. 5347. 161743. 12-21 130926. 0. 12625. 0. 143551. 6969. 4371. 132211. 12-22 113022. 0. 10061. 0. 123083. 5954. 3748. 113381. 12-23 100404. 0. 8252. 0. 108657. 5238. 3309. 100110. 12-24 90931. 0. 6900. 0. 97831. 4700. 2980. 90151. 12-25 83405. 0. 5844. 0. 89249. 4275. 2719. 82255. 12-26 76732. 0. 4965. 0. 81697. 3902. 2489. 75305. Sub-T 1431588. 0. 146866. 0. 1578453. 76868. 48051. 1453535. After 758918. 0. 27429. 0. 786346. 36967. 23980. 725399. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178933. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 800. 25000. 0. 0. 25800. 47156. 47156. 26668. 12-18 9600. 0. 0. 0. 9600. 398101. 445257. 216076. 12-19 9600. 0. 0. 0. 9600. 208122. 653379. 102181. 12-20 9600. 0. 0. 0. 9600. 152143. 805522. 67831. 12-21 9600. 0. 0. 0. 9600. 122611. 928133. 49671. 12-22 9600. 0. 0. 0. 9600. 103781. 1031915. 38209. 12-23 9600. 0. 0. 0. 9600. 90510. 1122424. 30288. 12-24 9600. 0. 0. 0. 9600. 80551. 1202975. 24502. 12-25 9600. 0. 0. 0. 9600. 72655. 1275630. 20089. 12-26 9600. 0. 0. 0. 9600. 65705. 1341335. 16516. Sub-T 87200. 25000. 0. 0. 112200. 1341335. 1341335. 592032. After 226400. 0. 0. 0. 226400. 498999. 1840333. 71899. Total 313600. 25000. 0. 0. 338600. 1840334. 1840333. 663931. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT K-1H TABLE 253 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 648.298 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 426.989 20.0000 293.250 REMARKS PERFS: - COTULLA 25.0000 207.806 30.0000 150.926 35.0000 111.840 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 52.907 0.000 137. 3.809 0.000 10. 103.83 5.01 12-19 1. 31.461 0.000 75. 2.265 0.000 5. 103.83 5.01 12-20 1. 22.596 0.000 50. 1.627 0.000 4. 103.83 5.01 12-21 1. 18.284 0.000 37. 1.316 0.000 3. 103.83 5.01 12-22 1. 15.635 0.000 29. 1.126 0.000 2. 103.83 5.01 12-23 1. 13.805 0.000 24. 0.994 0.000 2. 103.83 5.01 12-24 1. 12.450 0.000 20. 0.896 0.000 1. 103.83 5.01 12-25 1. 11.393 0.000 17. 0.820 0.000 1. 103.83 5.01 12-26 1. 10.480 0.000 14. 0.755 0.000 1. 103.83 5.01 Sub-T 1. 189.011 0.000 404. 13.609 0.000 29. 103.83 5.01 After 1. 104.003 0.000 79. 7.488 0.000 6. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 395517. 0. 49332. 0. 444849. 21894. 13535. 409421. 12-19 235193. 0. 27182. 0. 262375. 12858. 7985. 241533. 12-20 168920. 0. 18006. 0. 186926. 9121. 5690. 172115. 12-21 136690. 0. 13447. 0. 150138. 7296. 4571. 138271. 12-22 116880. 0. 10615. 0. 127495. 6173. 3882. 117440. 12-23 103205. 0. 8653. 0. 111858. 5396. 3407. 103055. 12-24 93075. 0. 7205. 0. 100281. 4822. 3055. 92404. 12-25 85170. 0. 6088. 0. 91258. 4374. 2780. 84104. 12-26 78348. 0. 5171. 0. 83520. 3992. 2545. 76983. Sub-T 1413000. 0. 145699. 0. 1558700. 75925. 47449. 1435325. After 777505. 0. 28595. 0. 806100. 37910. 24582. 743608. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 8000. 25000. 0. 0. 33000. 376421. 376421. 202113. 12-19 9600. 0. 0. 0. 9600. 231933. 608354. 113931. 12-20 9600. 0. 0. 0. 9600. 162515. 770869. 72470. 12-21 9600. 0. 0. 0. 9600. 128671. 899540. 52130. 12-22 9600. 0. 0. 0. 9600. 107840. 1007380. 39706. 12-23 9600. 0. 0. 0. 9600. 93455. 1100835. 31275. 12-24 9600. 0. 0. 0. 9600. 82804. 1183639. 25188. 12-25 9600. 0. 0. 0. 9600. 74504. 1258143. 20601. 12-26 9600. 0. 0. 0. 9600. 67383. 1325525. 16938. Sub-T 84800. 25000. 0. 0. 109800. 1325525. 1325525. 574352. After 228800. 0. 0. 0. 228800. 514808. 1840333. 73946. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 648298. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT L-1H TABLE 254 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 648.298 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 426.989 20.0000 293.250 REMARKS PERFS: - COTULLA 25.0000 207.806 30.0000 150.926 35.0000 111.840 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 52.907 0.000 137. 3.809 0.000 10. 103.83 5.01 12-19 1. 31.461 0.000 75. 2.265 0.000 5. 103.83 5.01 12-20 1. 22.596 0.000 50. 1.627 0.000 4. 103.83 5.01 12-21 1. 18.284 0.000 37. 1.316 0.000 3. 103.83 5.01 12-22 1. 15.635 0.000 29. 1.126 0.000 2. 103.83 5.01 12-23 1. 13.805 0.000 24. 0.994 0.000 2. 103.83 5.01 12-24 1. 12.450 0.000 20. 0.896 0.000 1. 103.83 5.01 12-25 1. 11.393 0.000 17. 0.820 0.000 1. 103.83 5.01 12-26 1. 10.480 0.000 14. 0.755 0.000 1. 103.83 5.01 Sub-T 1. 189.011 0.000 404. 13.609 0.000 29. 103.83 5.01 After 1. 104.003 0.000 79. 7.488 0.000 6. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 395517. 0. 49332. 0. 444849. 21894. 13535. 409421. 12-19 235193. 0. 27182. 0. 262375. 12858. 7985. 241533. 12-20 168920. 0. 18006. 0. 186926. 9121. 5690. 172115. 12-21 136690. 0. 13447. 0. 150138. 7296. 4571. 138271. 12-22 116880. 0. 10615. 0. 127495. 6173. 3882. 117440. 12-23 103205. 0. 8653. 0. 111858. 5396. 3407. 103055. 12-24 93075. 0. 7205. 0. 100281. 4822. 3055. 92404. 12-25 85170. 0. 6088. 0. 91258. 4374. 2780. 84104. 12-26 78348. 0. 5171. 0. 83520. 3992. 2545. 76983. Sub-T 1413000. 0. 145699. 0. 1558700. 75925. 47449. 1435325. After 777505. 0. 28595. 0. 806100. 37910. 24582. 743608. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 8000. 25000. 0. 0. 33000. 376421. 376421. 202113. 12-19 9600. 0. 0. 0. 9600. 231933. 608354. 113931. 12-20 9600. 0. 0. 0. 9600. 162515. 770869. 72470. 12-21 9600. 0. 0. 0. 9600. 128671. 899540. 52130. 12-22 9600. 0. 0. 0. 9600. 107840. 1007380. 39706. 12-23 9600. 0. 0. 0. 9600. 93455. 1100835. 31275. 12-24 9600. 0. 0. 0. 9600. 82804. 1183639. 25188. 12-25 9600. 0. 0. 0. 9600. 74504. 1258143. 20601. 12-26 9600. 0. 0. 0. 9600. 67383. 1325525. 16938. Sub-T 84800. 25000. 0. 0. 109800. 1325525. 1325525. 574352. After 228800. 0. 0. 0. 228800. 514808. 1840333. 73946. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 648298. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT L-2H TABLE 255 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 633.033 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 412.328 20.0000 280.184 REMARKS PERFS: - COTULLA 25.0000 196.531 30.0000 141.345 35.0000 103.756 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 42.047 0.000 110. 3.027 0.000 8. 103.83 5.01 12-19 1. 35.607 0.000 87. 2.564 0.000 6. 103.83 5.01 12-20 1. 24.163 0.000 54. 1.740 0.000 4. 103.83 5.01 12-21 1. 19.153 0.000 40. 1.379 0.000 3. 103.83 5.01 12-22 1. 16.200 0.000 31. 1.166 0.000 2. 103.83 5.01 12-23 1. 14.209 0.000 25. 1.023 0.000 2. 103.83 5.01 12-24 1. 12.756 0.000 21. 0.918 0.000 2. 103.83 5.01 12-25 1. 11.638 0.000 18. 0.838 0.000 1. 103.83 5.01 12-26 1. 10.701 0.000 15. 0.770 0.000 1. 103.83 5.01 Sub-T 1. 186.472 0.000 401. 13.426 0.000 29. 103.83 5.01 After 1. 106.542 0.000 83. 7.671 0.000 6. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 314332. 0. 39498. 0. 353829. 17422. 10765. 325643. 12-19 266192. 0. 31403. 0. 297595. 14600. 9056. 273939. 12-20 180633. 0. 19645. 0. 200278. 9783. 6096. 184400. 12-21 143180. 0. 14371. 0. 157550. 7664. 4796. 145090. 12-22 121107. 0. 11221. 0. 132328. 6412. 4029. 121886. 12-23 106221. 0. 9086. 0. 115307. 5568. 3512. 106228. 12-24 95359. 0. 7531. 0. 102890. 4951. 3134. 94804. 12-25 86999. 0. 6344. 0. 93343. 4478. 2844. 86022. 12-26 79999. 0. 5386. 0. 85385. 4084. 2602. 78700. Sub-T 1394021. 0. 144484. 0. 1538506. 74961. 46833. 1416711. After 796484. 0. 29810. 0. 826294. 38874. 25197. 762222. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 5600. 25000. 0. 0. 30600. 295043. 295043. 156074. 12-19 9600. 0. 0. 0. 9600. 264339. 559382. 129949. 12-20 9600. 0. 0. 0. 9600. 174800. 734182. 77966. 12-21 9600. 0. 0. 0. 9600. 135490. 869672. 54899. 12-22 9600. 0. 0. 0. 9600. 112286. 981958. 41346. 12-23 9600. 0. 0. 0. 9600. 96628. 1078586. 32338. 12-24 9600. 0. 0. 0. 9600. 85204. 1163790. 25919. 12-25 9600. 0. 0. 0. 9600. 76422. 1240212. 21131. 12-26 9600. 0. 0. 0. 9600. 69100. 1309311. 17370. Sub-T 82400. 25000. 0. 0. 107400. 1309311. 1309311. 556992. After 231200. 0. 0. 0. 231200. 531022. 1840333. 76041. Total 313600. 25000. 0. 0. 338600. 1840334. 1840333. 633033. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT M-1H TABLE 256 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 633.033 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 412.328 20.0000 280.184 REMARKS PERFS: - COTULLA 25.0000 196.531 30.0000 141.345 35.0000 103.756 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 42.047 0.000 110. 3.027 0.000 8. 103.83 5.01 12-19 1. 35.607 0.000 87. 2.564 0.000 6. 103.83 5.01 12-20 1. 24.163 0.000 54. 1.740 0.000 4. 103.83 5.01 12-21 1. 19.153 0.000 40. 1.379 0.000 3. 103.83 5.01 12-22 1. 16.200 0.000 31. 1.166 0.000 2. 103.83 5.01 12-23 1. 14.209 0.000 25. 1.023 0.000 2. 103.83 5.01 12-24 1. 12.756 0.000 21. 0.918 0.000 2. 103.83 5.01 12-25 1. 11.638 0.000 18. 0.838 0.000 1. 103.83 5.01 12-26 1. 10.701 0.000 15. 0.770 0.000 1. 103.83 5.01 Sub-T 1. 186.472 0.000 401. 13.426 0.000 29. 103.83 5.01 After 1. 106.542 0.000 83. 7.671 0.000 6. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 314332. 0. 39498. 0. 353829. 17422. 10765. 325643. 12-19 266192. 0. 31403. 0. 297595. 14600. 9056. 273939. 12-20 180633. 0. 19645. 0. 200278. 9783. 6096. 184400. 12-21 143180. 0. 14371. 0. 157550. 7664. 4796. 145090. 12-22 121107. 0. 11221. 0. 132328. 6412. 4029. 121886. 12-23 106221. 0. 9086. 0. 115307. 5568. 3512. 106228. 12-24 95359. 0. 7531. 0. 102890. 4951. 3134. 94804. 12-25 86999. 0. 6344. 0. 93343. 4478. 2844. 86022. 12-26 79999. 0. 5386. 0. 85385. 4084. 2602. 78700. Sub-T 1394021. 0. 144484. 0. 1538506. 74961. 46833. 1416711. After 796484. 0. 29810. 0. 826294. 38874. 25197. 762222. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 5600. 25000. 0. 0. 30600. 295043. 295043. 156074. 12-19 9600. 0. 0. 0. 9600. 264339. 559382. 129949. 12-20 9600. 0. 0. 0. 9600. 174800. 734182. 77966. 12-21 9600. 0. 0. 0. 9600. 135490. 869672. 54899. 12-22 9600. 0. 0. 0. 9600. 112286. 981958. 41346. 12-23 9600. 0. 0. 0. 9600. 96628. 1078586. 32338. 12-24 9600. 0. 0. 0. 9600. 85204. 1163790. 25919. 12-25 9600. 0. 0. 0. 9600. 76422. 1240212. 21131. 12-26 9600. 0. 0. 0. 9600. 69100. 1309311. 17370. Sub-T 82400. 25000. 0. 0. 107400. 1309311. 1309311. 556992. After 231200. 0. 0. 0. 231200. 531022. 1840333. 76041. Total 313600. 25000. 0. 0. 338600. 1840334. 1840333. 633033. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT M-2H TABLE 257 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 618.128 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 398.170 20.0000 267.699 REMARKS PERFS: - COTULLA 25.0000 185.867 30.0000 132.371 35.0000 96.257 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 28.538 0.000 75. 2.055 0.000 5. 103.83 5.01 12-19 1. 41.775 0.000 104. 3.008 0.000 8. 103.83 5.01 12-20 1. 26.059 0.000 60. 1.876 0.000 4. 103.83 5.01 12-21 1. 20.139 0.000 43. 1.450 0.000 3. 103.83 5.01 12-22 1. 16.823 0.000 33. 1.211 0.000 2. 103.83 5.01 12-23 1. 14.645 0.000 27. 1.054 0.000 2. 103.83 5.01 12-24 1. 13.082 0.000 22. 0.942 0.000 2. 103.83 5.01 12-25 1. 11.893 0.000 18. 0.856 0.000 1. 103.83 5.01 12-26 1. 10.926 0.000 16. 0.787 0.000 1. 103.83 5.01 Sub-T 1. 183.880 0.000 397. 13.239 0.000 29. 103.83 5.01 After 1. 109.134 0.000 86. 7.858 0.000 6. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 213341. 0. 27017. 0. 240358. 11840. 7313. 221205. 12-19 312299. 0. 37623. 0. 349922. 17187. 10648. 322087. 12-20 194809. 0. 21619. 0. 216427. 10583. 6587. 199258. 12-21 150556. 0. 15417. 0. 165973. 8082. 5053. 152839. 12-22 125764. 0. 11887. 0. 137651. 6677. 4191. 126783. 12-23 109482. 0. 9554. 0. 119036. 5753. 3625. 109658. 12-24 97796. 0. 7879. 0. 105675. 5090. 3219. 97367. 12-25 88912. 0. 6614. 0. 95525. 4586. 2910. 88029. 12-26 81684. 0. 5611. 0. 87294. 4178. 2660. 80456. Sub-T 1374643. 0. 143219. 0. 1517862. 73975. 46204. 1397682. After 815863. 0. 31075. 0. 846938. 39860. 25826. 781251. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 3200. 25000. 0. 0. 28200. 193005. 193005. 100633. 12-19 9600. 0. 0. 0. 9600. 312487. 505492. 153809. 12-20 9600. 0. 0. 0. 9600. 189658. 695150. 84618. 12-21 9600. 0. 0. 0. 9600. 143239. 838388. 58047. 12-22 9600. 0. 0. 0. 9600. 117183. 955572. 43152. 12-23 9600. 0. 0. 0. 9600. 100058. 1055630. 33488. 12-24 9600. 0. 0. 0. 9600. 87767. 1143396. 26699. 12-25 9600. 0. 0. 0. 9600. 78429. 1221826. 21687. 12-26 9600. 0. 0. 0. 9600. 70856. 1292682. 17811. Sub-T 80000. 25000. 0. 0. 105000. 1292682. 1292682. 539944. After 233600. 0. 0. 0. 233600. 547651. 1840333. 78184. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 618128. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT N-1H TABLE 258 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 618.128 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 398.170 20.0000 267.699 REMARKS PERFS: - COTULLA 25.0000 185.867 30.0000 132.371 35.0000 96.257 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 28.538 0.000 75. 2.055 0.000 5. 103.83 5.01 12-19 1. 41.775 0.000 104. 3.008 0.000 8. 103.83 5.01 12-20 1. 26.059 0.000 60. 1.876 0.000 4. 103.83 5.01 12-21 1. 20.139 0.000 43. 1.450 0.000 3. 103.83 5.01 12-22 1. 16.823 0.000 33. 1.211 0.000 2. 103.83 5.01 12-23 1. 14.645 0.000 27. 1.054 0.000 2. 103.83 5.01 12-24 1. 13.082 0.000 22. 0.942 0.000 2. 103.83 5.01 12-25 1. 11.893 0.000 18. 0.856 0.000 1. 103.83 5.01 12-26 1. 10.926 0.000 16. 0.787 0.000 1. 103.83 5.01 Sub-T 1. 183.880 0.000 397. 13.239 0.000 29. 103.83 5.01 After 1. 109.134 0.000 86. 7.858 0.000 6. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 213341. 0. 27017. 0. 240358. 11840. 7313. 221205. 12-19 312299. 0. 37623. 0. 349922. 17187. 10648. 322087. 12-20 194809. 0. 21619. 0. 216427. 10583. 6587. 199258. 12-21 150556. 0. 15417. 0. 165973. 8082. 5053. 152839. 12-22 125764. 0. 11887. 0. 137651. 6677. 4191. 126783. 12-23 109482. 0. 9554. 0. 119036. 5753. 3625. 109658. 12-24 97796. 0. 7879. 0. 105675. 5090. 3219. 97367. 12-25 88912. 0. 6614. 0. 95525. 4586. 2910. 88029. 12-26 81684. 0. 5611. 0. 87294. 4178. 2660. 80456. Sub-T 1374643. 0. 143219. 0. 1517862. 73975. 46204. 1397682. After 815863. 0. 31075. 0. 846938. 39860. 25826. 781251. Total 2190505. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 3200. 25000. 0. 0. 28200. 193005. 193005. 100633. 12-19 9600. 0. 0. 0. 9600. 312487. 505492. 153809. 12-20 9600. 0. 0. 0. 9600. 189658. 695150. 84618. 12-21 9600. 0. 0. 0. 9600. 143239. 838388. 58047. 12-22 9600. 0. 0. 0. 9600. 117183. 955572. 43152. 12-23 9600. 0. 0. 0. 9600. 100058. 1055630. 33488. 12-24 9600. 0. 0. 0. 9600. 87767. 1143396. 26699. 12-25 9600. 0. 0. 0. 9600. 78429. 1221826. 21687. 12-26 9600. 0. 0. 0. 9600. 70856. 1292682. 17811. Sub-T 80000. 25000. 0. 0. 105000. 1292682. 1292682. 539944. After 233600. 0. 0. 0. 233600. 547651. 1840333. 78184. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 618128. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT O-1H TABLE 259 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 228.567 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 108.750 20.0000 50.340 REMARKS PERFS: - COTULLA 25.0000 20.885 30.0000 5.873 35.0000 -1.664 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 9.403 0.000 25. 0.677 0.000 2. 103.83 5.01 12-19 1. 52.757 0.000 135. 3.798 0.000 10. 103.83 5.01 12-20 1. 28.417 0.000 67. 2.046 0.000 5. 103.83 5.01 12-21 1. 21.274 0.000 46. 1.532 0.000 3. 103.83 5.01 12-22 1. 17.513 0.000 35. 1.261 0.000 3. 103.83 5.01 12-23 1. 15.118 0.000 28. 1.089 0.000 2. 103.83 5.01 12-24 1. 13.431 0.000 23. 0.967 0.000 2. 103.83 5.01 12-25 1. 12.163 0.000 19. 0.876 0.000 1. 103.83 5.01 12-26 1. 11.157 0.000 16. 0.803 0.000 1. 103.83 5.01 Sub-T 1. 181.233 0.000 394. 13.049 0.000 28. 103.83 5.01 After 1. 111.781 0.000 90. 8.048 0.000 6. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 70297. 0. 8977. 0. 79275. 3907. 2412. 72956. 12-19 394396. 0. 48568. 0. 442964. 21785. 13478. 407701. 12-20 212439. 0. 24057. 0. 236496. 11576. 7197. 217722. 12-21 159037. 0. 16615. 0. 175652. 8562. 5347. 161743. 12-22 130926. 0. 12625. 0. 143551. 6969. 4371. 132211. 12-23 113022. 0. 10061. 0. 123083. 5954. 3748. 113381. 12-24 100404. 0. 8252. 0. 108657. 5238. 3309. 100110. 12-25 90931. 0. 6900. 0. 97831. 4700. 2980. 90151. 12-26 83405. 0. 5844. 0. 89249. 4275. 2719. 82255. Sub-T 1354856. 0. 141901. 0. 1496757. 72966. 45561. 1378230. After 835650. 0. 32393. 0. 868043. 40869. 26470. 800704. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 800. 750000. 0. 0. 750800. -677844. -677844. -350763. 12-19 9600. 0. 0. 0. 9600. 398101. -279743. 196433. 12-20 9600. 0. 0. 0. 9600. 208122. -71621. 92891. 12-21 9600. 0. 0. 0. 9600. 152143. 80522. 61665. 12-22 9600. 0. 0. 0. 9600. 122611. 203133. 45155. 12-23 9600. 0. 0. 0. 9600. 103781. 306915. 34736. 12-24 9600. 0. 0. 0. 9600. 90510. 397424. 27535. 12-25 9600. 0. 0. 0. 9600. 80551. 477975. 22274. 12-26 9600. 0. 0. 0. 9600. 72655. 550630. 18263. Sub-T 77600. 750000. 0. 0. 827600. 550630. 550630. 148190. After 236000. 0. 0. 0. 236000. 564704. 1115333. 80378. Total 313600. 750000. 0. 0. 1063600. 1115334. 1115333. 228567. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 HARDEN UNIT O-2H TABLE 260 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: FRIO STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 10.0000 603.574 FINAL 0.1000000 0.0720000 0.0720000 0.0720000 103.83 0.00 5.01 15.0000 384.498 20.0000 255.771 REMARKS PERFS: - COTULLA 25.0000 175.782 30.0000 123.967 35.0000 89.299 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-18 1. 9.403 0.000 25. 0.677 0.000 2. 103.83 5.01 12-19 1. 52.757 0.000 135. 3.798 0.000 10. 103.83 5.01 12-20 1. 28.417 0.000 67. 2.046 0.000 5. 103.83 5.01 12-21 1. 21.274 0.000 46. 1.532 0.000 3. 103.83 5.01 12-22 1. 17.513 0.000 35. 1.261 0.000 3. 103.83 5.01 12-23 1. 15.118 0.000 28. 1.089 0.000 2. 103.83 5.01 12-24 1. 13.431 0.000 23. 0.967 0.000 2. 103.83 5.01 12-25 1. 12.163 0.000 19. 0.876 0.000 1. 103.83 5.01 12-26 1. 11.157 0.000 16. 0.803 0.000 1. 103.83 5.01 Sub-T 1. 181.233 0.000 394. 13.049 0.000 28. 103.83 5.01 After 1. 111.781 0.000 90. 8.048 0.000 6. 103.83 5.01 Total 1. 293.014 0.000 483. 21.097 0.000 35. 103.83 5.01 Cumulative 0.000 0.000 0. Ultimate 293.014 0.000 483. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 70297. 0. 8977. 0. 79275. 3907. 2412. 72956. 12-19 394396. 0. 48568. 0. 442964. 21785. 13478. 407701. 12-20 212439. 0. 24057. 0. 236496. 11576. 7197. 217722. 12-21 159037. 0. 16615. 0. 175652. 8562. 5347. 161743. 12-22 130926. 0. 12625. 0. 143551. 6969. 4371. 132211. 12-23 113022. 0. 10061. 0. 123083. 5954. 3748. 113381. 12-24 100404. 0. 8252. 0. 108657. 5238. 3309. 100110. 12-25 90931. 0. 6900. 0. 97831. 4700. 2980. 90151. 12-26 83405. 0. 5844. 0. 89249. 4275. 2719. 82255. Sub-T 1354856. 0. 141901. 0. 1496757. 72966. 45561. 1378230. After 835650. 0. 32393. 0. 868043. 40869. 26470. 800704. Total 2190506. 0. 174294. 0. 2364800. 113835. 72031. 2178934. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 0. 0. 0. 0. 0. 0. 0. 0. 12-18 800. 25000. 0. 0. 25800. 47156. 47156. 24243. 12-19 9600. 0. 0. 0. 9600. 398101. 445257. 196433. 12-20 9600. 0. 0. 0. 9600. 208122. 653379. 92891. 12-21 9600. 0. 0. 0. 9600. 152143. 805522. 61665. 12-22 9600. 0. 0. 0. 9600. 122611. 928133. 45155. 12-23 9600. 0. 0. 0. 9600. 103781. 1031915. 34736. 12-24 9600. 0. 0. 0. 9600. 90510. 1122424. 27535. 12-25 9600. 0. 0. 0. 9600. 80551. 1202975. 22274. 12-26 9600. 0. 0. 0. 9600. 72655. 1275630. 18263. Sub-T 77600. 25000. 0. 0. 102600. 1275630. 1275630. 523196. After 236000. 0. 0. 0. 236000. 564704. 1840333. 80378. Total 313600. 25000. 0. 0. 338600. 1840333. 1840333. 603574. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

TOTAL WRIGHT RANCH RESERVES LA SALLE CO, TEXAS

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL RESERVES TABLE 261 ZAZA ENERGY WRIGHT RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 19715.008 FINAL 15.0000 15745.443 20.0000 13022.167 25.0000 11055.018 30.0000 9578.072 35.0000 8435.367 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 4. 298.611 0.000 738. 20.425 0.000 50. 100.31 5.02 12-13 8. 417.260 0.000 1001. 28.541 0.000 68. 95.45 5.03 12-14 11. 424.465 0.000 984. 29.033 0.000 67. 94.50 5.04 12-15 13. 406.430 0.000 909. 27.800 0.000 62. 94.15 5.04 12-16 17. 589.132 0.000 1341. 40.297 0.000 92. 93.53 5.04 12-17 23. 774.034 0.000 1747. 52.944 0.000 119. 93.24 5.04 12-18 24. 488.012 0.000 990. 33.380 0.000 68. 93.45 5.04 12-19 24. 370.931 0.000 682. 25.372 0.000 47. 93.58 5.04 12-20 24. 307.683 0.000 516. 21.046 0.000 35. 93.67 5.04 12-21 24. 266.183 0.000 409. 18.207 0.000 28. 93.73 5.04 12-22 24. 236.043 0.000 332. 16.145 0.000 23. 93.76 5.04 12-23 24. 212.589 0.000 275. 14.541 0.000 19. 93.79 5.04 12-24 24. 193.415 0.000 230. 13.230 0.000 16. 93.80 5.04 12-25 24. 177.163 0.000 194. 12.118 0.000 13. 93.80 5.04 12-26 24. 162.877 0.000 164. 11.141 0.000 11. 93.80 5.04 Sub-T 19. 5324.828 0.000 10513. 364.218 0.000 719. 94.20 5.04 After 21. 1435.870 0.000 860. 98.214 0.000 59. 93.75 5.04 Total 20. 6760.698 0.000 11373. 462.432 0.000 778. 94.11 5.04 Cumulative 30.596 0.000 19. Ultimate 6791.294 0.000 11391. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 2048742. 0. 253267. 0. 2302010. 113237. 70041. 2118732. 12-13 2724222. 0. 344753. 0. 3068976. 151171. 93370. 2824435. 12-14 2743575. 0. 338998. 0. 3082574. 151629. 93790. 2837154. 12-15 2617222. 0. 313285. 0. 2930508. 143889. 89172. 2697447. 12-16 3768750. 0. 462021. 0. 4230771. 208014. 128728. 3894029. 12-17 4936573. 0. 602171. 0. 5538744. 272245. 168528. 5097971. 12-18 3119414. 0. 341364. 0. 3460778. 169095. 105334. 3186349. 12-19 2374385. 0. 235083. 0. 2609468. 126853. 79444. 2403172. 12-20 1971280. 0. 177923. 0. 2149203. 104023. 65446. 1979734. 12-21 1706454. 0. 140880. 0. 1847334. 89063. 56265. 1702007. 12-22 1513842. 0. 114558. 0. 1628400. 78229. 49606. 1500566. 12-23 1363754. 0. 94748. 0. 1458502. 69839. 44437. 1344226. 12-24 1240914. 0. 79251. 0. 1320165. 63026. 40228. 1216910. 12-25 1136701. 0. 66797. 0. 1203498. 57298. 36678. 1109522. 12-26 1045048. 0. 56539. 0. 1101587. 52313. 33577. 1015698. Sub-T 34310880. 0. 3621640. 1. 37932516. 1849923. 1154643. 34927952. After 9207826. 0. 296353. 0. 9504180. 445786. 289869. 8768526. Total 43518704. 0. 3917992. 1. 47436696. 2295710. 1444512. 43696480. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 31920. 142500. 0. 0. 174420. 1944312. 1944312. 1847887. 12-13 69160. 95000. 0. 0. 164160. 2660275. 4604587. 2307539. 12-14 97280. 47500. 0. 0. 144780. 2692374. 7296961. 2126546. 12-15 117800. 47500. 0. 0. 165300. 2532147. 9829108. 1818939. 12-16 151240. 166250. 0. 0. 317490. 3576539. 13405647. 2314046. 12-17 212040. 71250. 0. 0. 283290. 4814682. 18220328. 2859639. 12-18 218880. 0. 0. 0. 218880. 2967468. 21187796. 1602513. 12-19 218880. 0. 0. 0. 218880. 2184292. 23372088. 1071200. 12-20 218880. 0. 0. 0. 218880. 1760854. 25132942. 784683. 12-21 218880. 0. 0. 0. 218880. 1483127. 26616068. 600684. 12-22 218880. 0. 0. 0. 218880. 1281686. 27897754. 471834. 12-23 218880. 0. 0. 0. 218880. 1125346. 29023100. 376581. 12-24 218880. 0. 0. 0. 218880. 998031. 30021130. 303596. 12-25 218880. 0. 0. 0. 218880. 890641. 30911772. 246290. 12-26 218880. 0. 0. 0. 218880. 796818. 31708590. 200313. Sub-T 2649360. 570000. 0. 0. 3219360. 31708590. 31708590. 18932290. After 3789360. 0. 0. 0. 3789360. 4979164. 36687752. 782716. Total 6438720. 570000. 0. 0. 7008720. 36687752. 36687752. 19715006. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROVED RESERVES TABLE 262 ZAZA ENERGY, LLC WRIGHT RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 8206.675 FINAL 15.0000 7097.529 20.0000 6299.092 25.0000 5692.505 30.0000 5213.082 35.0000 4822.728 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 4. 298.611 0.000 738. 20.425 0.000 50. 100.31 5.02 12-13 7. 348.666 0.000 831. 23.849 0.000 57. 95.99 5.03 12-14 8. 250.789 0.000 562. 17.154 0.000 38. 95.73 5.03 12-15 8. 165.102 0.000 336. 11.293 0.000 23. 96.24 5.03 12-16 8. 129.321 0.000 242. 8.846 0.000 17. 96.42 5.03 12-17 8. 107.924 0.000 185. 7.382 0.000 13. 96.52 5.03 12-18 8. 93.375 0.000 147. 6.387 0.000 10. 96.59 5.03 12-19 8. 82.725 0.000 120. 5.658 0.000 8. 96.63 5.03 12-20 8. 74.539 0.000 100. 5.098 0.000 7. 96.66 5.03 12-21 8. 67.995 0.000 84. 4.651 0.000 6. 96.69 5.03 12-22 8. 62.430 0.000 71. 4.270 0.000 5. 96.69 5.03 12-23 8. 57.426 0.000 60. 3.928 0.000 4. 96.69 5.03 12-24 8. 52.832 0.000 51. 3.614 0.000 3. 96.69 5.03 12-25 8. 48.605 0.000 43. 3.325 0.000 3. 96.69 5.03 12-26 8. 44.717 0.000 36. 3.059 0.000 2. 96.69 5.03 Sub-T 8. 1885.058 0.000 3605. 128.938 0.000 247. 96.93 5.03 After 8. 372.393 0.000 186. 25.472 0.000 13. 96.73 5.03 Total 8. 2257.450 0.000 3792. 154.410 0.000 259. 96.90 5.03 Cumulative 30.596 0.000 19. Ultimate 2288.046 0.000 3810. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 2048742. 0. 253267. 0. 2302010. 113237. 70041. 2118732. 12-13 2289241. 0. 285830. 0. 2575072. 126742. 78347. 2369982. 12-14 1642232. 0. 193365. 0. 1835597. 90045. 55858. 1689694. 12-15 1086873. 0. 115722. 0. 1202596. 58675. 36605. 1107314. 12-16 852920. 0. 83147. 0. 936067. 45470. 28499. 862098. 12-17 712532. 0. 63768. 0. 776300. 37559. 23640. 715102. 12-18 616878. 0. 50740. 0. 667617. 32182. 20334. 615102. 12-19 546771. 0. 41358. 0. 588129. 28253. 17916. 541959. 12-20 492832. 0. 34293. 0. 527125. 25242. 16060. 485822. 12-21 449673. 0. 28792. 0. 478465. 22844. 14580. 441041. 12-22 412904. 0. 24337. 0. 437241. 20819. 13325. 403096. 12-23 379807. 0. 20613. 0. 400419. 19017. 12205. 369197. 12-24 349422. 0. 17461. 0. 366884. 17383. 11184. 338317. 12-25 321469. 0. 14792. 0. 336261. 15897. 10252. 310112. 12-26 295751. 0. 12531. 0. 308282. 14544. 9400. 284338. Sub-T 12498048. 0. 1240016. 1. 13738065. 667911. 418245. 12651908. After 2463927. 0. 64084. 0. 2528011. 118147. 77116. 2332748. Total 14961975. 0. 1304100. 1. 16266076. 786058. 495360. 14984656. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 31920. 142500. 0. 0. 174420. 1944312. 1944312. 1847887. 12-13 63080. 47500. 0. 0. 110580. 2259402. 4203714. 1967153. 12-14 72960. 0. 0. 0. 72960. 1616734. 5820449. 1280858. 12-15 72960. 0. 0. 0. 72960. 1034355. 6854804. 743094. 12-16 72960. 0. 0. 0. 72960. 789138. 7643941. 515035. 12-17 72960. 0. 0. 0. 72960. 642142. 8286083. 380860. 12-18 72960. 0. 0. 0. 72960. 542142. 8828225. 292250. 12-19 72960. 0. 0. 0. 72960. 468999. 9297224. 229801. 12-20 72960. 0. 0. 0. 72960. 412862. 9710086. 183883. 12-21 72960. 0. 0. 0. 72960. 368081. 10078167. 149023. 12-22 72960. 0. 0. 0. 72960. 330136. 10408303. 121507. 12-23 72960. 0. 0. 0. 72960. 296237. 10704540. 99120. 12-24 72960. 0. 0. 0. 72960. 265357. 10969897. 80717. 12-25 72960. 0. 0. 0. 72960. 237152. 11207049. 65581. 12-26 72960. 0. 0. 0. 72960. 211378. 11418427. 53141. Sub-T 1043480. 190000. 0. 0. 1233480. 11418427. 11418427. 8009912. After 1127080. 0. 0. 0. 1127080. 1205669. 12624098. 196763. Total 2170560. 190000. 0. 0. 2360560. 12624096. 12624098. 8206674. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 TOTAL PROBABLE RESERVES TABLE 263 ZAZA ENERGY, LLC WRIGHT RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 11508.334 FINAL 15.0000 8647.914 20.0000 6723.075 25.0000 5362.514 30.0000 4364.990 35.0000 3612.639 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 68.594 0.000 171. 4.692 0.000 12. 92.71 5.04 12-14 3. 173.676 0.000 422. 11.879 0.000 29. 92.71 5.04 12-15 5. 241.328 0.000 573. 16.507 0.000 39. 92.71 5.04 12-16 9. 459.811 0.000 1099. 31.451 0.000 75. 92.71 5.04 12-17 15. 666.109 0.000 1562. 45.562 0.000 107. 92.71 5.04 12-18 16. 394.637 0.000 843. 26.993 0.000 58. 92.71 5.04 12-19 16. 288.205 0.000 562. 19.713 0.000 38. 92.71 5.04 12-20 16. 233.144 0.000 417. 15.947 0.000 28. 92.71 5.04 12-21 16. 198.188 0.000 325. 13.556 0.000 22. 92.71 5.04 12-22 16. 173.612 0.000 262. 11.875 0.000 18. 92.71 5.04 12-23 16. 155.163 0.000 215. 10.613 0.000 15. 92.71 5.04 12-24 16. 140.584 0.000 179. 9.616 0.000 12. 92.71 5.04 12-25 16. 128.558 0.000 151. 8.793 0.000 10. 92.71 5.04 12-26 16. 118.160 0.000 128. 8.082 0.000 9. 92.71 5.04 Sub-T 12. 3439.770 0.000 6907. 235.280 0.000 472. 92.71 5.04 After 15. 1063.478 0.000 674. 72.742 0.000 46. 92.71 5.04 Total 14. 4503.248 0.000 7581. 308.022 0.000 519. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 4503.248 0.000 7581. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 434981. 0. 58923. 0. 493904. 24428. 15023. 454452. 12-14 1101343. 0. 145633. 0. 1246977. 61584. 37933. 1147460. 12-15 1530349. 0. 197563. 0. 1727912. 85213. 52566. 1590132. 12-16 2915830. 0. 378874. 0. 3294704. 162544. 100229. 3031931. 12-17 4224041. 0. 538403. 0. 4762444. 234686. 144888. 4382869. 12-18 2502536. 0. 290624. 0. 2793160. 136913. 85000. 2571247. 12-19 1827614. 0. 193726. 0. 2021340. 98600. 61528. 1861212. 12-20 1478449. 0. 143630. 0. 1622078. 78781. 49386. 1493912. 12-21 1256782. 0. 112088. 0. 1368870. 66219. 41685. 1260966. 12-22 1100938. 0. 90221. 0. 1191160. 57410. 36280. 1097470. 12-23 983947. 0. 74136. 0. 1058083. 50822. 32232. 975029. 12-24 891491. 0. 61790. 0. 953281. 45643. 29044. 878594. 12-25 815233. 0. 52004. 0. 867237. 41401. 26427. 799409. 12-26 749297. 0. 44008. 0. 793305. 37768. 24177. 731360. Sub-T 21812832. 0. 2381623. 0. 24194456. 1182012. 736398. 22276046. After 6743900. 0. 232269. 0. 6976168. 327640. 212753. 6435776. Total 28556732. 0. 2613892. 0. 31170624. 1509651. 949151. 28711822. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 6080. 47500. 0. 0. 53580. 400872. 400872. 340385. 12-14 24320. 47500. 0. 0. 71820. 1075640. 1476512. 845688. 12-15 44840. 47500. 0. 0. 92340. 1497792. 2974305. 1075845. 12-16 78280. 166250. 0. 0. 244530. 2787402. 5761706. 1799012. 12-17 139080. 71250. 0. 0. 210330. 4172540. 9934246. 2478779. 12-18 145920. 0. 0. 0. 145920. 2425327. 12359573. 1310263. 12-19 145920. 0. 0. 0. 145920. 1715292. 14074865. 841398. 12-20 145920. 0. 0. 0. 145920. 1347992. 15422857. 600800. 12-21 145920. 0. 0. 0. 145920. 1115046. 16537903. 451661. 12-22 145920. 0. 0. 0. 145920. 951550. 17489452. 350327. 12-23 145920. 0. 0. 0. 145920. 829109. 18318560. 277461. 12-24 145920. 0. 0. 0. 145920. 732674. 19051234. 222879. 12-25 145920. 0. 0. 0. 145920. 653489. 19704724. 180709. 12-26 145920. 0. 0. 0. 145920. 585440. 20290164. 147173. Sub-T 1605880. 380000. 0. 0. 1985880. 20290164. 20290164. 10922380. After 2662280. 0. 0. 0. 2662280. 3773496. 24063664. 585953. Total 4268160. 380000. 0. 0. 4648160. 24063660. 24063664. 11508333. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED SHUT-IN RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED SHUT-IN RESERVES TABLE 264 ZAZA ENERGY, LLC WRIGHT RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 4484.556 FINAL 15.0000 3957.342 20.0000 3579.235 25.0000 3292.391 30.0000 3065.559 35.0000 2880.475 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 3. 271.957 0.000 671. 18.602 0.000 46. 101.05 5.02 12-13 4. 137.125 0.000 312. 9.379 0.000 21. 101.05 5.02 12-14 4. 90.960 0.000 190. 6.222 0.000 13. 101.05 5.02 12-15 4. 69.943 0.000 135. 4.784 0.000 9. 101.05 5.02 12-16 4. 57.584 0.000 102. 3.939 0.000 7. 101.05 5.02 12-17 4. 49.337 0.000 81. 3.375 0.000 6. 101.05 5.02 12-18 4. 43.393 0.000 65. 2.968 0.000 4. 101.05 5.02 12-19 4. 38.880 0.000 54. 2.659 0.000 4. 101.05 5.02 12-20 4. 35.323 0.000 45. 2.416 0.000 3. 101.05 5.02 12-21 4. 32.412 0.000 38. 2.217 0.000 3. 101.05 5.02 12-22 4. 29.819 0.000 32. 2.040 0.000 2. 101.05 5.02 12-23 4. 27.433 0.000 27. 1.876 0.000 2. 101.05 5.02 12-24 4. 25.239 0.000 23. 1.726 0.000 2. 101.05 5.02 12-25 4. 23.220 0.000 20. 1.588 0.000 1. 101.05 5.02 12-26 4. 21.362 0.000 17. 1.461 0.000 1. 101.05 5.02 Sub-T 4. 953.987 0.000 1812. 65.253 0.000 124. 101.05 5.02 After 4. 177.652 0.000 85. 12.151 0.000 6. 101.14 5.02 Total 4. 1131.639 0.000 1897. 77.404 0.000 130. 101.06 5.02 Cumulative 30.596 0.000 19. Ultimate 1162.235 0.000 1915. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 1879717. 0. 230074. 0. 2109791. 103723. 64194. 1941874. 12-13 947781. 0. 107136. 0. 1054916. 51633. 32105. 971178. 12-14 628698. 0. 65340. 0. 694038. 33821. 21127. 639091. 12-15 483432. 0. 46235. 0. 529667. 25705. 16127. 487834. 12-16 398013. 0. 35038. 0. 433051. 20936. 13188. 398927. 12-17 341008. 0. 27636. 0. 368644. 17759. 11228. 339657. 12-18 299924. 0. 22378. 0. 322302. 15475. 9818. 297009. 12-19 268734. 0. 18461. 0. 287195. 13746. 8750. 264699. 12-20 244149. 0. 15442. 0. 259591. 12389. 7910. 239291. 12-21 224026. 0. 13047. 0. 237073. 11284. 7225. 218564. 12-22 206103. 0. 11052. 0. 217155. 10310. 6619. 200226. 12-23 189614. 0. 9363. 0. 198977. 9424. 6066. 183487. 12-24 174445. 0. 7931. 0. 182377. 8619. 5560. 168197. 12-25 160490. 0. 6719. 0. 167208. 7886. 5098. 154224. 12-26 147650. 0. 5692. 0. 153342. 7219. 4676. 141447. Sub-T 6593786. 0. 621543. 0. 7215329. 349930. 219693. 6645706. After 1229006. 0. 29084. 0. 1258090. 58716. 38380. 1160994. Total 7822791. 0. 650627. 0. 8473419. 408645. 258073. 7806700. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 30400. 95000. 0. 0. 125400. 1816474. 1816474. 1731381. 12-13 36480. 0. 0. 0. 36480. 934698. 2751172. 814068. 12-14 36480. 0. 0. 0. 36480. 602611. 3353783. 476292. 12-15 36480. 0. 0. 0. 36480. 451354. 3805138. 324076. 12-16 36480. 0. 0. 0. 36480. 362447. 4167585. 236488. 12-17 36480. 0. 0. 0. 36480. 303177. 4470762. 179787. 12-18 36480. 0. 0. 0. 36480. 260529. 4731291. 140426. 12-19 36480. 0. 0. 0. 36480. 228219. 4959510. 111814. 12-20 36480. 0. 0. 0. 36480. 202811. 5162321. 90323. 12-21 36480. 0. 0. 0. 36480. 182084. 5344405. 73717. 12-22 36480. 0. 0. 0. 36480. 163746. 5508151. 60267. 12-23 36480. 0. 0. 0. 36480. 147007. 5655158. 49188. 12-24 36480. 0. 0. 0. 36480. 131717. 5786875. 40066. 12-25 36480. 0. 0. 0. 36480. 117744. 5904618. 32560. 12-26 36480. 0. 0. 0. 36480. 104967. 6009586. 26389. Sub-T 541120. 95000. 0. 0. 636120. 6009586. 6009586. 4386842. After 562400. 0. 0. 0. 562400. 598594. 6608180. 97713. Total 1103520. 95000. 0. 0. 1198520. 6608180. 6608180. 4484556. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH A #1H TABLE 265 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1151.877 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1016.028 20.0000 918.724 REMARKS PERFS: - COTULLA 25.0000 844.967 30.0000 786.674 35.0000 739.128 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 67.989 0.000 168. 4.650 0.000 11. 103.83 5.01 12-13 1. 34.281 0.000 78. 2.345 0.000 5. 103.83 5.01 12-14 1. 22.740 0.000 48. 1.555 0.000 3. 103.83 5.01 12-15 1. 17.486 0.000 34. 1.196 0.000 2. 103.83 5.01 12-16 1. 14.396 0.000 26. 0.985 0.000 2. 103.83 5.01 12-17 1. 12.334 0.000 20. 0.844 0.000 1. 103.83 5.01 12-18 1. 10.848 0.000 16. 0.742 0.000 1. 103.83 5.01 12-19 1. 9.720 0.000 13. 0.665 0.000 1. 103.83 5.01 12-20 1. 8.831 0.000 11. 0.604 0.000 1. 103.83 5.01 12-21 1. 8.103 0.000 10. 0.554 0.000 1. 103.83 5.01 12-22 1. 7.455 0.000 8. 0.510 0.000 1. 103.83 5.01 12-23 1. 6.858 0.000 7. 0.469 0.000 0. 103.83 5.01 12-24 1. 6.310 0.000 6. 0.432 0.000 0. 103.83 5.01 12-25 1. 5.805 0.000 5. 0.397 0.000 0. 103.83 5.01 12-26 1. 5.341 0.000 4. 0.365 0.000 0. 103.83 5.01 Sub-T 1. 238.497 0.000 453. 16.313 0.000 31. 103.83 5.01 After 1. 44.899 0.000 21. 3.071 0.000 1. 103.83 5.01 Total 1. 283.395 0.000 474. 19.384 0.000 32. 103.83 5.01 Cumulative 8.385 0.000 8. Ultimate 291.780 0.000 482. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 482858. 0. 57422. 0. 540280. 26518. 16440. 497321. 12-13 243464. 0. 26739. 0. 270203. 13205. 8224. 248774. 12-14 161499. 0. 16308. 0. 177806. 8652. 5413. 163741. 12-15 124183. 0. 11539. 0. 135722. 6578. 4133. 125012. 12-16 102241. 0. 8745. 0. 110986. 5359. 3380. 102247. 12-17 87597. 0. 6897. 0. 94495. 4547. 2878. 87070. 12-18 77044. 0. 5585. 0. 82629. 3963. 2517. 76149. 12-19 69032. 0. 4607. 0. 73639. 3521. 2244. 67875. 12-20 62716. 0. 3854. 0. 66570. 3174. 2029. 61368. 12-21 57547. 0. 3256. 0. 60804. 2891. 1853. 56059. 12-22 52943. 0. 2758. 0. 55702. 2642. 1698. 51361. 12-23 48708. 0. 2337. 0. 51044. 2416. 1556. 47072. 12-24 44811. 0. 1979. 0. 46791. 2210. 1427. 43154. 12-25 41226. 0. 1677. 0. 42903. 2022. 1308. 39573. 12-26 37928. 0. 1421. 0. 39349. 1851. 1200. 36298. Sub-T 1693797. 0. 155125. 0. 1848922. 89549. 56300. 1703073. After 318868. 0. 7295. 0. 326163. 15215. 9950. 300998. Total 2012665. 0. 162420. 0. 2175084. 104764. 66250. 2004070. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 23750. 0. 0. 31350. 465971. 465971. 444159. 12-13 9120. 0. 0. 0. 9120. 239654. 705625. 208724. 12-14 9120. 0. 0. 0. 9120. 154621. 860246. 122209. 12-15 9120. 0. 0. 0. 9120. 115892. 976138. 83211. 12-16 9120. 0. 0. 0. 9120. 93127. 1069265. 60762. 12-17 9120. 0. 0. 0. 9120. 77950. 1147214. 46225. 12-18 9120. 0. 0. 0. 9120. 67029. 1214243. 36129. 12-19 9120. 0. 0. 0. 9120. 58755. 1272998. 28786. 12-20 9120. 0. 0. 0. 9120. 52248. 1325246. 23269. 12-21 9120. 0. 0. 0. 9120. 46939. 1372185. 19003. 12-22 9120. 0. 0. 0. 9120. 42241. 1414426. 15547. 12-23 9120. 0. 0. 0. 9120. 37953. 1452378. 12699. 12-24 9120. 0. 0. 0. 9120. 34034. 1486413. 10353. 12-25 9120. 0. 0. 0. 9120. 30453. 1516866. 8421. 12-26 9120. 0. 0. 0. 9120. 27178. 1544043. 6832. Sub-T 135280. 23750. 0. 0. 159030. 1544043. 1544043. 1126328. After 143640. 0. 0. 0. 143640. 157358. 1701401. 25550. Total 278920. 23750. 0. 0. 302670. 1701400. 1701401. 1151877. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH A #2H TABLE 266 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1151.877 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1016.028 20.0000 918.724 REMARKS PERFS: - COTULLA 25.0000 844.967 30.0000 786.674 35.0000 739.128 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 67.989 0.000 168. 4.650 0.000 11. 103.83 5.01 12-13 1. 34.281 0.000 78. 2.345 0.000 5. 103.83 5.01 12-14 1. 22.740 0.000 48. 1.555 0.000 3. 103.83 5.01 12-15 1. 17.486 0.000 34. 1.196 0.000 2. 103.83 5.01 12-16 1. 14.396 0.000 26. 0.985 0.000 2. 103.83 5.01 12-17 1. 12.334 0.000 20. 0.844 0.000 1. 103.83 5.01 12-18 1. 10.848 0.000 16. 0.742 0.000 1. 103.83 5.01 12-19 1. 9.720 0.000 13. 0.665 0.000 1. 103.83 5.01 12-20 1. 8.831 0.000 11. 0.604 0.000 1. 103.83 5.01 12-21 1. 8.103 0.000 10. 0.554 0.000 1. 103.83 5.01 12-22 1. 7.455 0.000 8. 0.510 0.000 1. 103.83 5.01 12-23 1. 6.858 0.000 7. 0.469 0.000 0. 103.83 5.01 12-24 1. 6.310 0.000 6. 0.432 0.000 0. 103.83 5.01 12-25 1. 5.805 0.000 5. 0.397 0.000 0. 103.83 5.01 12-26 1. 5.341 0.000 4. 0.365 0.000 0. 103.83 5.01 Sub-T 1. 238.497 0.000 453. 16.313 0.000 31. 103.83 5.01 After 1. 44.899 0.000 21. 3.071 0.000 1. 103.83 5.01 Total 1. 283.395 0.000 474. 19.384 0.000 32. 103.83 5.01 Cumulative 5.239 0.000 6. Ultimate 288.634 0.000 480. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 482858. 0. 57422. 0. 540280. 26518. 16440. 497321. 12-13 243464. 0. 26739. 0. 270203. 13205. 8224. 248774. 12-14 161499. 0. 16308. 0. 177806. 8652. 5413. 163741. 12-15 124183. 0. 11539. 0. 135722. 6578. 4133. 125012. 12-16 102241. 0. 8745. 0. 110986. 5359. 3380. 102247. 12-17 87597. 0. 6897. 0. 94495. 4547. 2878. 87070. 12-18 77044. 0. 5585. 0. 82629. 3963. 2517. 76149. 12-19 69032. 0. 4607. 0. 73639. 3521. 2244. 67875. 12-20 62716. 0. 3854. 0. 66570. 3174. 2029. 61368. 12-21 57547. 0. 3256. 0. 60804. 2891. 1853. 56059. 12-22 52943. 0. 2758. 0. 55702. 2642. 1698. 51361. 12-23 48708. 0. 2337. 0. 51044. 2416. 1556. 47072. 12-24 44811. 0. 1979. 0. 46791. 2210. 1427. 43154. 12-25 41226. 0. 1677. 0. 42903. 2022. 1308. 39573. 12-26 37928. 0. 1421. 0. 39349. 1851. 1200. 36298. Sub-T 1693797. 0. 155125. 0. 1848922. 89549. 56300. 1703073. After 318868. 0. 7295. 0. 326163. 15215. 9950. 300998. Total 2012665. 0. 162420. 0. 2175084. 104764. 66250. 2004070. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 23750. 0. 0. 31350. 465971. 465971. 444159. 12-13 9120. 0. 0. 0. 9120. 239654. 705625. 208724. 12-14 9120. 0. 0. 0. 9120. 154621. 860246. 122209. 12-15 9120. 0. 0. 0. 9120. 115892. 976138. 83211. 12-16 9120. 0. 0. 0. 9120. 93127. 1069265. 60762. 12-17 9120. 0. 0. 0. 9120. 77950. 1147214. 46225. 12-18 9120. 0. 0. 0. 9120. 67029. 1214243. 36129. 12-19 9120. 0. 0. 0. 9120. 58755. 1272998. 28786. 12-20 9120. 0. 0. 0. 9120. 52248. 1325246. 23269. 12-21 9120. 0. 0. 0. 9120. 46939. 1372185. 19003. 12-22 9120. 0. 0. 0. 9120. 42241. 1414426. 15547. 12-23 9120. 0. 0. 0. 9120. 37953. 1452378. 12699. 12-24 9120. 0. 0. 0. 9120. 34034. 1486413. 10353. 12-25 9120. 0. 0. 0. 9120. 30453. 1516866. 8421. 12-26 9120. 0. 0. 0. 9120. 27178. 1544043. 6832. Sub-T 135280. 23750. 0. 0. 159030. 1544043. 1544043. 1126328. After 143640. 0. 0. 0. 143640. 157358. 1701401. 25550. Total 278920. 23750. 0. 0. 302670. 1701400. 1701401. 1151877. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH B #3H TABLE 267 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 10.0000 1151.877 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 103.83 0.00 5.01 15.0000 1016.028 20.0000 918.724 REMARKS PERFS: - COTULLA 25.0000 844.967 30.0000 786.674 35.0000 739.128 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 67.989 0.000 168. 4.650 0.000 11. 103.83 5.01 12-13 1. 34.281 0.000 78. 2.345 0.000 5. 103.83 5.01 12-14 1. 22.740 0.000 48. 1.555 0.000 3. 103.83 5.01 12-15 1. 17.486 0.000 34. 1.196 0.000 2. 103.83 5.01 12-16 1. 14.396 0.000 26. 0.985 0.000 2. 103.83 5.01 12-17 1. 12.334 0.000 20. 0.844 0.000 1. 103.83 5.01 12-18 1. 10.848 0.000 16. 0.742 0.000 1. 103.83 5.01 12-19 1. 9.720 0.000 13. 0.665 0.000 1. 103.83 5.01 12-20 1. 8.831 0.000 11. 0.604 0.000 1. 103.83 5.01 12-21 1. 8.103 0.000 10. 0.554 0.000 1. 103.83 5.01 12-22 1. 7.455 0.000 8. 0.510 0.000 1. 103.83 5.01 12-23 1. 6.858 0.000 7. 0.469 0.000 0. 103.83 5.01 12-24 1. 6.310 0.000 6. 0.432 0.000 0. 103.83 5.01 12-25 1. 5.805 0.000 5. 0.397 0.000 0. 103.83 5.01 12-26 1. 5.341 0.000 4. 0.365 0.000 0. 103.83 5.01 Sub-T 1. 238.497 0.000 453. 16.313 0.000 31. 103.83 5.01 After 1. 44.899 0.000 21. 3.071 0.000 1. 103.83 5.01 Total 1. 283.395 0.000 474. 19.384 0.000 32. 103.83 5.01 Cumulative 12.084 0.000 4. Ultimate 295.479 0.000 479. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 482858. 0. 57422. 0. 540280. 26518. 16440. 497321. 12-13 243464. 0. 26739. 0. 270203. 13205. 8224. 248774. 12-14 161499. 0. 16308. 0. 177806. 8652. 5413. 163741. 12-15 124183. 0. 11539. 0. 135722. 6578. 4133. 125012. 12-16 102241. 0. 8745. 0. 110986. 5359. 3380. 102247. 12-17 87597. 0. 6897. 0. 94495. 4547. 2878. 87070. 12-18 77044. 0. 5585. 0. 82629. 3963. 2517. 76149. 12-19 69032. 0. 4607. 0. 73639. 3521. 2244. 67875. 12-20 62716. 0. 3854. 0. 66570. 3174. 2029. 61368. 12-21 57547. 0. 3256. 0. 60804. 2891. 1853. 56059. 12-22 52943. 0. 2758. 0. 55702. 2642. 1698. 51361. 12-23 48708. 0. 2337. 0. 51044. 2416. 1556. 47072. 12-24 44811. 0. 1979. 0. 46791. 2210. 1427. 43154. 12-25 41226. 0. 1677. 0. 42903. 2022. 1308. 39573. 12-26 37928. 0. 1421. 0. 39349. 1851. 1200. 36298. Sub-T 1693797. 0. 155125. 0. 1848922. 89549. 56300. 1703073. After 318868. 0. 7295. 0. 326163. 15215. 9950. 300998. Total 2012665. 0. 162420. 0. 2175084. 104764. 66250. 2004070. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 23750. 0. 0. 31350. 465971. 465971. 444159. 12-13 9120. 0. 0. 0. 9120. 239654. 705625. 208724. 12-14 9120. 0. 0. 0. 9120. 154621. 860246. 122209. 12-15 9120. 0. 0. 0. 9120. 115892. 976138. 83211. 12-16 9120. 0. 0. 0. 9120. 93127. 1069265. 60762. 12-17 9120. 0. 0. 0. 9120. 77950. 1147214. 46225. 12-18 9120. 0. 0. 0. 9120. 67029. 1214243. 36129. 12-19 9120. 0. 0. 0. 9120. 58755. 1272998. 28786. 12-20 9120. 0. 0. 0. 9120. 52248. 1325246. 23269. 12-21 9120. 0. 0. 0. 9120. 46939. 1372185. 19003. 12-22 9120. 0. 0. 0. 9120. 42241. 1414426. 15547. 12-23 9120. 0. 0. 0. 9120. 37953. 1452378. 12699. 12-24 9120. 0. 0. 0. 9120. 34034. 1486413. 10353. 12-25 9120. 0. 0. 0. 9120. 30453. 1516866. 8421. 12-26 9120. 0. 0. 0. 9120. 27178. 1544043. 6832. Sub-T 135280. 23750. 0. 0. 159030. 1544043. 1544043. 1126328. After 143640. 0. 0. 0. 143640. 157358. 1701401. 25550. Total 278920. 23750. 0. 0. 302670. 1701400. 1701401. 1151877. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH B #4H TABLE 268 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED SHUT-IN ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 1028.923 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 909.259 20.0000 823.063 REMARKS PERFS: - COTULLA 25.0000 757.489 30.0000 705.537 35.0000 663.090 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 67.989 0.000 168. 4.650 0.000 11. 92.71 5.04 12-13 1. 34.281 0.000 78. 2.345 0.000 5. 92.71 5.04 12-14 1. 22.740 0.000 48. 1.555 0.000 3. 92.71 5.04 12-15 1. 17.486 0.000 34. 1.196 0.000 2. 92.71 5.04 12-16 1. 14.396 0.000 26. 0.985 0.000 2. 92.71 5.04 12-17 1. 12.334 0.000 20. 0.844 0.000 1. 92.71 5.04 12-18 1. 10.848 0.000 16. 0.742 0.000 1. 92.71 5.04 12-19 1. 9.720 0.000 13. 0.665 0.000 1. 92.71 5.04 12-20 1. 8.831 0.000 11. 0.604 0.000 1. 92.71 5.04 12-21 1. 8.103 0.000 10. 0.554 0.000 1. 92.71 5.04 12-22 1. 7.455 0.000 8. 0.510 0.000 1. 92.71 5.04 12-23 1. 6.858 0.000 7. 0.469 0.000 0. 92.71 5.04 12-24 1. 6.310 0.000 6. 0.432 0.000 0. 92.71 5.04 12-25 1. 5.805 0.000 5. 0.397 0.000 0. 92.71 5.04 12-26 1. 5.341 0.000 4. 0.365 0.000 0. 92.71 5.04 Sub-T 1. 238.497 0.000 453. 16.313 0.000 31. 92.71 5.04 After 1. 42.956 0.000 21. 2.938 0.000 1. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 4.888 0.000 1. Ultimate 286.341 0.000 475. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 431144. 0. 57808. 0. 488953. 24168. 14873. 449911. 12-13 217389. 0. 26919. 0. 244308. 12019. 7433. 224856. 12-14 144202. 0. 16417. 0. 160620. 7865. 4888. 147867. 12-15 110883. 0. 11617. 0. 122500. 5972. 3729. 112799. 12-16 91291. 0. 8804. 0. 100095. 4860. 3048. 92187. 12-17 78216. 0. 6944. 0. 85160. 4119. 2593. 78448. 12-18 68793. 0. 5623. 0. 74415. 3586. 2267. 68563. 12-19 61639. 0. 4638. 0. 66277. 3183. 2019. 61075. 12-20 56000. 0. 3880. 0. 59880. 2867. 1824. 55188. 12-21 51384. 0. 3278. 0. 54662. 2610. 1666. 50387. 12-22 47273. 0. 2777. 0. 50050. 2383. 1525. 46142. 12-23 43491. 0. 2352. 0. 45844. 2177. 1397. 42269. 12-24 40012. 0. 1993. 0. 42005. 1990. 1280. 38734. 12-25 36811. 0. 1688. 0. 38499. 1820. 1174. 35505. 12-26 33866. 0. 1430. 0. 35296. 1665. 1076. 32555. Sub-T 1512394. 0. 156168. 0. 1668563. 81283. 50793. 1536487. After 272401. 0. 7200. 0. 279601. 13070. 8529. 258002. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 7600. 23750. 0. 0. 31350. 418561. 418561. 398905. 12-13 9120. 0. 0. 0. 9120. 215736. 634297. 187897. 12-14 9120. 0. 0. 0. 9120. 138747. 773044. 109665. 12-15 9120. 0. 0. 0. 9120. 103679. 876723. 74444. 12-16 9120. 0. 0. 0. 9120. 83067. 959791. 54200. 12-17 9120. 0. 0. 0. 9120. 69328. 1029119. 41113. 12-18 9120. 0. 0. 0. 9120. 59443. 1088561. 32040. 12-19 9120. 0. 0. 0. 9120. 51955. 1140516. 25455. 12-20 9120. 0. 0. 0. 9120. 46068. 1186584. 20517. 12-21 9120. 0. 0. 0. 9120. 41267. 1227851. 16707. 12-22 9120. 0. 0. 0. 9120. 37022. 1264873. 13626. 12-23 9120. 0. 0. 0. 9120. 33149. 1298022. 11092. 12-24 9120. 0. 0. 0. 9120. 29614. 1327636. 9008. 12-25 9120. 0. 0. 0. 9120. 26385. 1354022. 7297. 12-26 9120. 0. 0. 0. 9120. 23435. 1377457. 5892. Sub-T 135280. 23750. 0. 0. 159030. 1377457. 1377457. 1007859. After 131480. 0. 0. 0. 131480. 126522. 1503979. 21064. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 1028923. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROVED UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROVED UNDEVELOPED RESERVES TABLE 269 ZAZA ENERGY, LLC WRIGHT RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 3722.119 FINAL 15.0000 3140.187 20.0000 2719.857 25.0000 2400.114 30.0000 2147.523 35.0000 1942.254 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 26.654 0.000 67. 1.823 0.000 5. 92.71 5.04 12-13 3. 211.541 0.000 518. 14.469 0.000 35. 92.71 5.04 12-14 4. 159.829 0.000 371. 10.932 0.000 25. 92.71 5.04 12-15 4. 95.159 0.000 202. 6.509 0.000 14. 92.71 5.04 12-16 4. 71.736 0.000 140. 4.907 0.000 10. 92.71 5.04 12-17 4. 58.587 0.000 105. 4.007 0.000 7. 92.71 5.04 12-18 4. 49.982 0.000 82. 3.419 0.000 6. 92.71 5.04 12-19 4. 43.845 0.000 66. 2.999 0.000 5. 92.71 5.04 12-20 4. 39.216 0.000 55. 2.682 0.000 4. 92.71 5.04 12-21 4. 35.583 0.000 46. 2.434 0.000 3. 92.71 5.04 12-22 4. 32.611 0.000 39. 2.231 0.000 3. 92.71 5.04 12-23 4. 29.992 0.000 33. 2.051 0.000 2. 92.71 5.04 12-24 4. 27.593 0.000 28. 1.887 0.000 2. 92.71 5.04 12-25 4. 25.386 0.000 23. 1.736 0.000 2. 92.71 5.04 12-26 4. 23.355 0.000 20. 1.597 0.000 1. 92.71 5.04 Sub-T 4. 931.071 0.000 1794. 63.685 0.000 123. 92.71 5.04 After 4. 194.741 0.000 102. 13.320 0.000 7. 92.71 5.04 Total 4. 1125.812 0.000 1895. 77.006 0.000 130. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 1125.812 0.000 1895. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 169025. 0. 23193. 0. 192219. 9515. 5847. 176858. 12-13 1341460. 0. 178694. 0. 1520155. 75109. 46241. 1398804. 12-14 1013534. 0. 128025. 0. 1141559. 56224. 34731. 1050604. 12-15 603441. 0. 69488. 0. 672929. 32970. 20479. 619480. 12-16 454907. 0. 48108. 0. 503016. 24534. 15311. 463170. 12-17 371524. 0. 36132. 0. 407656. 19800. 12411. 375445. 12-18 316953. 0. 28362. 0. 345315. 16707. 10515. 318093. 12-19 278036. 0. 22897. 0. 300933. 14507. 9166. 277261. 12-20 248683. 0. 18851. 0. 267534. 12853. 8150. 246531. 12-21 225647. 0. 15745. 0. 241392. 11561. 7355. 222477. 12-22 206801. 0. 13285. 0. 220086. 10509. 6706. 202870. 12-23 190192. 0. 11250. 0. 201442. 9593. 6139. 185711. 12-24 174977. 0. 9530. 0. 184507. 8764. 5624. 170120. 12-25 160979. 0. 8073. 0. 169052. 8011. 5153. 155888. 12-26 148101. 0. 6839. 0. 154940. 7326. 4724. 142891. Sub-T 5904261. 0. 618473. 0. 6522735. 317981. 198552. 6006201. After 1234922. 0. 35000. 0. 1269921. 59431. 38736. 1171754. Total 7139183. 0. 653473. 0. 7792656. 377413. 237288. 7177955. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 1520. 47500. 0. 0. 49020. 127838. 127838. 116506. 12-13 26600. 47500. 0. 0. 74100. 1324704. 1452542. 1153086. 12-14 36480. 0. 0. 0. 36480. 1014124. 2466666. 804566. 12-15 36480. 0. 0. 0. 36480. 583000. 3049666. 419018. 12-16 36480. 0. 0. 0. 36480. 426690. 3476356. 278547. 12-17 36480. 0. 0. 0. 36480. 338965. 3815320. 201073. 12-18 36480. 0. 0. 0. 36480. 281613. 4096933. 151824. 12-19 36480. 0. 0. 0. 36480. 240781. 4337714. 117988. 12-20 36480. 0. 0. 0. 36480. 210051. 4547764. 93560. 12-21 36480. 0. 0. 0. 36480. 185997. 4733761. 75307. 12-22 36480. 0. 0. 0. 36480. 166390. 4900152. 61241. 12-23 36480. 0. 0. 0. 36480. 149231. 5049382. 49932. 12-24 36480. 0. 0. 0. 36480. 133640. 5183022. 40651. 12-25 36480. 0. 0. 0. 36480. 119408. 5302430. 33021. 12-26 36480. 0. 0. 0. 36480. 106411. 5408841. 26752. Sub-T 502360. 95000. 0. 0. 597360. 5408841. 5408841. 3623069. After 564680. 0. 0. 0. 564680. 607074. 6015916. 99050. Total 1067040. 95000. 0. 0. 1162040. 6015915. 6015916. 3722119. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH A #17H TABLE 270 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHA COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOMEExpense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 957.940 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 818.774 20.0000 717.872 REMARKS PERFS: - COTULLA 25.0000 640.757 30.0000 579.512 35.0000 529.447 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -ENDMO- YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 13.327 0.000 34. 0.912 0.000 2. 92.71 5.04 12-13 1. 65.112 0.000 158. 4.454 0.000 11. 92.71 5.04 12-14 1. 30.218 0.000 67. 2.067 0.000 5. 92.71 5.04 12-15 1. 21.101 0.000 43. 1.443 0.000 3. 92.71 5.04 12-16 1. 16.575 0.000 31. 1.134 0.000 2. 92.71 5.04 12-17 1. 13.808 0.000 24. 0.944 0.000 2. 92.71 5.04 12-18 1. 11.920 0.000 19. 0.815 0.000 1. 92.71 5.04 12-19 1. 10.538 0.000 16. 0.721 0.000 1. 92.71 5.04 12-20 1. 9.479 0.000 13. 0.648 0.000 1. 92.71 5.04 12-21 1. 8.637 0.000 11. 0.591 0.000 1. 92.71 5.04 12-22 1. 7.936 0.000 9. 0.543 0.000 1. 92.71 5.04 12-23 1. 7.301 0.000 8. 0.499 0.000 1. 92.71 5.04 12-24 1. 6.717 0.000 7. 0.459 0.000 0. 92.71 5.04 12-25 1. 6.180 0.000 6. 0.423 0.000 0. 92.71 5.04 12-26 1. 5.685 0.000 5. 0.389 0.000 0. 92.71 5.04 Sub-T 1. 234.533 0.000 450. 16.042 0.000 31. 92.71 5.04 After 1. 46.920 0.000 24. 3.209 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -ENDMO- YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 84513. 0. 11597. 0. 96109. 4757. 2923. 88429. 12-13 412902. 0. 54645. 0. 467546. 23092. 14223. 430232. 12-14 191621. 0. 23231. 0. 214852. 10557. 6537. 197758. 12-15 133809. 0. 14920. 0. 148728. 7274. 4527. 136928. 12-16 105108. 0. 10786. 0. 115894. 5644. 3528. 106722. 12-17 87563. 0. 8271. 0. 95834. 4648. 2918. 88268. 12-18 75587. 0. 6573. 0. 82161. 3970. 2502. 75689. 12-19 66828. 0. 5350. 0. 72179. 3475. 2199. 66505. 12-20 60108. 0. 4431. 0. 64539. 3097. 1966. 59476. 12-21 54769. 0. 3717. 0. 58487. 2798. 1782. 53906. 12-22 50324. 0. 3145. 0. 53469. 2551. 1629. 49288. 12-23 46298. 0. 2664. 0. 48962. 2330. 1492. 45140. 12-24 42594. 0. 2257. 0. 44851. 2129. 1367. 41355. 12-25 39186. 0. 1912. 0. 41098. 1946. 1253. 37899. 12-26 36052. 0. 1620. 0. 37671. 1780. 1149. 34743. Sub-T 1487262. 0. 155118. 0. 1642380. 80048. 49995. 1512337. After 297534. 0. 8250. 0. 305784. 14305. 9327. 282152. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 760. 23750. 0. 0. 24510. 63919. 63919. 58253. 12-13 9120. 0. 0. 0. 9120. 421112. 485031. 368744. 12-14 9120. 0. 0. 0. 9120. 188638. 673669. 149264. 12-15 9120. 0. 0. 0. 9120. 127808. 801476. 91814. 12-16 9120. 0. 0. 0. 9120. 97602. 899078. 63702. 12-17 9120. 0. 0. 0. 9120. 79148. 978226. 46945. 12-18 9120. 0. 0. 0. 9120. 66569. 1044794. 35886. 12-19 9120. 0. 0. 0. 9120. 57385. 1102179. 28118. 12-20 9120. 0. 0. 0. 9120. 50356. 1152535. 22428. 12-21 9120. 0. 0. 0. 9120. 44786. 1197321. 18133. 12-22 9120. 0. 0. 0. 9120. 40168. 1237490. 14784. 12-23 9120. 0. 0. 0. 9120. 36020. 1273510. 12052. 12-24 9120. 0. 0. 0. 9120. 32235. 1305745. 9805. 12-25 9120. 0. 0. 0. 9120. 28779. 1334524. 7959. 12-26 9120. 0. 0. 0. 9120. 25623. 1360147. 6442. Sub-T 128440. 23750. 0. 0. 152190. 1360147. 1360147. 934328. After 138320. 0. 0. 0. 138320. 143832. 1503978. 23612. Total 266760. 23750. 0. 0. 290510. 1503979. 1503978. 957940. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH C #5H TABLE 271 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 935.384 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 790.660 20.0000 685.886 REMARKS PERFS: - COTULLA 25.0000 605.991 30.0000 542.721 35.0000 491.178 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 67.989 0.000 168. 4.650 0.000 11. 92.71 5.04 12-14 1. 34.281 0.000 78. 2.345 0.000 5. 92.71 5.04 12-15 1. 22.740 0.000 48. 1.555 0.000 3. 92.71 5.04 12-16 1. 17.486 0.000 34. 1.196 0.000 2. 92.71 5.04 12-17 1. 14.396 0.000 26. 0.985 0.000 2. 92.71 5.04 12-18 1. 12.334 0.000 20. 0.844 0.000 1. 92.71 5.04 12-19 1. 10.848 0.000 16. 0.742 0.000 1. 92.71 5.04 12-20 1. 9.720 0.000 13. 0.665 0.000 1. 92.71 5.04 12-21 1. 8.831 0.000 11. 0.604 0.000 1. 92.71 5.04 12-22 1. 8.103 0.000 10. 0.554 0.000 1. 92.71 5.04 12-23 1. 7.455 0.000 8. 0.510 0.000 1. 92.71 5.04 12-24 1. 6.858 0.000 7. 0.469 0.000 0. 92.71 5.04 12-25 1. 6.310 0.000 6. 0.432 0.000 0. 92.71 5.04 12-26 1. 5.805 0.000 5. 0.397 0.000 0. 92.71 5.04 Sub-T 1. 233.156 0.000 449. 15.948 0.000 31. 92.71 5.04 After 1. 48.297 0.000 25. 3.303 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 431144. 0. 57808. 0. 488953. 24168. 14873. 449911. 12-14 217389. 0. 26919. 0. 244308. 12019. 7433. 224856. 12-15 144202. 0. 16417. 0. 160620. 7865. 4888. 147867. 12-16 110883. 0. 11617. 0. 122500. 5972. 3729. 112799. 12-17 91291. 0. 8804. 0. 100095. 4860. 3048. 92187. 12-18 78216. 0. 6944. 0. 85160. 4119. 2593. 78448. 12-19 68793. 0. 5623. 0. 74415. 3586. 2267. 68563. 12-20 61639. 0. 4638. 0. 66277. 3183. 2019. 61075. 12-21 56000. 0. 3880. 0. 59880. 2867. 1824. 55188. 12-22 51384. 0. 3278. 0. 54662. 2610. 1666. 50387. 12-23 47273. 0. 2777. 0. 50050. 2383. 1525. 46142. 12-24 43491. 0. 2352. 0. 45844. 2177. 1397. 42269. 12-25 40012. 0. 1993. 0. 42005. 1990. 1280. 38734. 12-26 36811. 0. 1688. 0. 38499. 1820. 1174. 35505. Sub-T 1478528. 0. 154738. 0. 1633266. 79618. 49717. 1503932. After 306267. 0. 8630. 0. 314897. 14736. 9605. 290557. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 7600. 23750. 0. 0. 31350. 418561. 418561. 362641. 12-14 9120. 0. 0. 0. 9120. 215736. 634297. 170816. 12-15 9120. 0. 0. 0. 9120. 138747. 773044. 99695. 12-16 9120. 0. 0. 0. 9120. 103679. 876723. 67676. 12-17 9120. 0. 0. 0. 9120. 83067. 959791. 49273. 12-18 9120. 0. 0. 0. 9120. 69328. 1029119. 37375. 12-19 9120. 0. 0. 0. 9120. 59443. 1088561. 29128. 12-20 9120. 0. 0. 0. 9120. 51955. 1140516. 23141. 12-21 9120. 0. 0. 0. 9120. 46068. 1186584. 18652. 12-22 9120. 0. 0. 0. 9120. 41267. 1227851. 15188. 12-23 9120. 0. 0. 0. 9120. 37022. 1264873. 12387. 12-24 9120. 0. 0. 0. 9120. 33149. 1298022. 10083. 12-25 9120. 0. 0. 0. 9120. 29614. 1327636. 8189. 12-26 9120. 0. 0. 0. 9120. 26385. 1354022. 6633. Sub-T 126160. 23750. 0. 0. 149910. 1354022. 1354022. 910880. After 140600. 0. 0. 0. 140600. 149957. 1503979. 24505. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 935384. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH C #6H TABLE 272 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 870.854 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 711.978 20.0000 598.227 REMARKS PERFS: - COTULLA 25.0000 512.606 30.0000 445.778 35.0000 392.183 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 13.327 0.000 34. 0.912 0.000 2. 92.71 5.04 12-14 1. 65.112 0.000 158. 4.454 0.000 11. 92.71 5.04 12-15 1. 30.218 0.000 67. 2.067 0.000 5. 92.71 5.04 12-16 1. 21.101 0.000 43. 1.443 0.000 3. 92.71 5.04 12-17 1. 16.575 0.000 31. 1.134 0.000 2. 92.71 5.04 12-18 1. 13.808 0.000 24. 0.944 0.000 2. 92.71 5.04 12-19 1. 11.920 0.000 19. 0.815 0.000 1. 92.71 5.04 12-20 1. 10.538 0.000 16. 0.721 0.000 1. 92.71 5.04 12-21 1. 9.479 0.000 13. 0.648 0.000 1. 92.71 5.04 12-22 1. 8.637 0.000 11. 0.591 0.000 1. 92.71 5.04 12-23 1. 7.936 0.000 9. 0.543 0.000 1. 92.71 5.04 12-24 1. 7.301 0.000 8. 0.499 0.000 1. 92.71 5.04 12-25 1. 6.717 0.000 7. 0.459 0.000 0. 92.71 5.04 12-26 1. 6.180 0.000 6. 0.423 0.000 0. 92.71 5.04 Sub-T 1. 228.848 0.000 445. 15.653 0.000 30. 92.71 5.04 After 1. 52.605 0.000 29. 3.598 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 84513. 0. 11597. 0. 96109. 4757. 2923. 88429. 12-14 412902. 0. 54645. 0. 467546. 23092. 14223. 430232. 12-15 191621. 0. 23231. 0. 214852. 10557. 6537. 197758. 12-16 133809. 0. 14920. 0. 148728. 7274. 4527. 136928. 12-17 105108. 0. 10786. 0. 115894. 5644. 3528. 106722. 12-18 87563. 0. 8271. 0. 95834. 4648. 2918. 88268. 12-19 75587. 0. 6573. 0. 82161. 3970. 2502. 75689. 12-20 66828. 0. 5350. 0. 72179. 3475. 2199. 66505. 12-21 60108. 0. 4431. 0. 64539. 3097. 1966. 59476. 12-22 54769. 0. 3717. 0. 58487. 2798. 1782. 53906. 12-23 50324. 0. 3145. 0. 53469. 2551. 1629. 49288. 12-24 46298. 0. 2664. 0. 48962. 2330. 1492. 45140. 12-25 42594. 0. 2257. 0. 44851. 2129. 1367. 41355. 12-26 39186. 0. 1912. 0. 41098. 1946. 1253. 37899. Sub-T 1451210. 0. 153499. 0. 1604709. 78268. 48846. 1477594. After 333586. 0. 9870. 0. 343455. 16085. 10476. 316894. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 760. 23750. 0. 0. 24510. 63919. 63919. 52957. 12-14 9120. 0. 0. 0. 9120. 421112. 485031. 335221. 12-15 9120. 0. 0. 0. 9120. 188638. 673669. 135695. 12-16 9120. 0. 0. 0. 9120. 127808. 801476. 83467. 12-17 9120. 0. 0. 0. 9120. 97602. 899078. 57911. 12-18 9120. 0. 0. 0. 9120. 79148. 978226. 42677. 12-19 9120. 0. 0. 0. 9120. 66569. 1044794. 32624. 12-20 9120. 0. 0. 0. 9120. 57385. 1102179. 25562. 12-21 9120. 0. 0. 0. 9120. 50356. 1152535. 20389. 12-22 9120. 0. 0. 0. 9120. 44786. 1197321. 16484. 12-23 9120. 0. 0. 0. 9120. 40168. 1237490. 13440. 12-24 9120. 0. 0. 0. 9120. 36020. 1273510. 10957. 12-25 9120. 0. 0. 0. 9120. 32235. 1305745. 8914. 12-26 9120. 0. 0. 0. 9120. 28779. 1334524. 7235. Sub-T 119320. 23750. 0. 0. 143070. 1334524. 1334524. 843533. After 147440. 0. 0. 0. 147440. 169454. 1503978. 27321. Total 266760. 23750. 0. 0. 290510. 1503979. 1503978. 870855. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH D #7H TABLE 273 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROVED UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 957.940 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 818.774 20.0000 717.872 REMARKS PERFS: - COTULLA 25.0000 640.757 30.0000 579.512 35.0000 529.447 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 1. 13.327 0.000 34. 0.912 0.000 2. 92.71 5.04 12-13 1. 65.112 0.000 158. 4.454 0.000 11. 92.71 5.04 12-14 1. 30.218 0.000 67. 2.067 0.000 5. 92.71 5.04 12-15 1. 21.101 0.000 43. 1.443 0.000 3. 92.71 5.04 12-16 1. 16.575 0.000 31. 1.134 0.000 2. 92.71 5.04 12-17 1. 13.808 0.000 24. 0.944 0.000 2. 92.71 5.04 12-18 1. 11.920 0.000 19. 0.815 0.000 1. 92.71 5.04 12-19 1. 10.538 0.000 16. 0.721 0.000 1. 92.71 5.04 12-20 1. 9.479 0.000 13. 0.648 0.000 1. 92.71 5.04 12-21 1. 8.637 0.000 11. 0.591 0.000 1. 92.71 5.04 12-22 1. 7.936 0.000 9. 0.543 0.000 1. 92.71 5.04 12-23 1. 7.301 0.000 8. 0.499 0.000 1. 92.71 5.04 12-24 1. 6.717 0.000 7. 0.459 0.000 0. 92.71 5.04 12-25 1. 6.180 0.000 6. 0.423 0.000 0. 92.71 5.04 12-26 1. 5.685 0.000 5. 0.389 0.000 0. 92.71 5.04 Sub-T 1. 234.533 0.000 450. 16.042 0.000 31. 92.71 5.04 After 1. 46.920 0.000 24. 3.209 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 84513. 0. 11597. 0. 96109. 4757. 2923. 88429. 12-13 412902. 0. 54645. 0. 467546. 23092. 14223. 430232. 12-14 191621. 0. 23231. 0. 214852. 10557. 6537. 197758. 12-15 133809. 0. 14920. 0. 148728. 7274. 4527. 136928. 12-16 105108. 0. 10786. 0. 115894. 5644. 3528. 106722. 12-17 87563. 0. 8271. 0. 95834. 4648. 2918. 88268. 12-18 75587. 0. 6573. 0. 82161. 3970. 2502. 75689. 12-19 66828. 0. 5350. 0. 72179. 3475. 2199. 66505. 12-20 60108. 0. 4431. 0. 64539. 3097. 1966. 59476. 12-21 54769. 0. 3717. 0. 58487. 2798. 1782. 53906. 12-22 50324. 0. 3145. 0. 53469. 2551. 1629. 49288. 12-23 46298. 0. 2664. 0. 48962. 2330. 1492. 45140. 12-24 42594. 0. 2257. 0. 44851. 2129. 1367. 41355. 12-25 39186. 0. 1912. 0. 41098. 1946. 1253. 37899. 12-26 36052. 0. 1620. 0. 37671. 1780. 1149. 34743. Sub-T 1487262. 0. 155118. 0. 1642380. 80048. 49995. 1512337. After 297534. 0. 8250. 0. 305784. 14305. 9327. 282152. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 760. 23750. 0. 0. 24510. 63919. 63919. 58253. 12-13 9120. 0. 0. 0. 9120. 421112. 485031. 368744. 12-14 9120. 0. 0. 0. 9120. 188638. 673669. 149264. 12-15 9120. 0. 0. 0. 9120. 127808. 801476. 91814. 12-16 9120. 0. 0. 0. 9120. 97602. 899078. 63702. 12-17 9120. 0. 0. 0. 9120. 79148. 978226. 46945. 12-18 9120. 0. 0. 0. 9120. 66569. 1044794. 35886. 12-19 9120. 0. 0. 0. 9120. 57385. 1102179. 28118. 12-20 9120. 0. 0. 0. 9120. 50356. 1152535. 22428. 12-21 9120. 0. 0. 0. 9120. 44786. 1197321. 18133. 12-22 9120. 0. 0. 0. 9120. 40168. 1237490. 14784. 12-23 9120. 0. 0. 0. 9120. 36020. 1273510. 12052. 12-24 9120. 0. 0. 0. 9120. 32235. 1305745. 9805. 12-25 9120. 0. 0. 0. 9120. 28779. 1334524. 7959. 12-26 9120. 0. 0. 0. 9120. 25623. 1360147. 6442. Sub-T 128440. 23750. 0. 0. 152190. 1360147. 1360147. 934328. After 138320. 0. 0. 0. 138320. 143832. 1503978. 23612. Total 266760. 23750. 0. 0. 290510. 1503979. 1503978. 957940. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

PROBABLE UNDEVELOPED RESERVES

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 PROBABLE UNDEVELOPED RESERVES TABLE 274 ZAZA ENERGY, LLC WRIGHT RANCH PROSPECT AREA RESERVE TYPE LA SALLE CO, TEXAS ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 10.0000 11508.334 FINAL 15.0000 8647.914 20.0000 6723.075 25.0000 5362.514 30.0000 4364.990 35.0000 3612.639 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 68.594 0.000 171. 4.692 0.000 12. 92.71 5.04 12-14 3. 173.676 0.000 422. 11.879 0.000 29. 92.71 5.04 12-15 5. 241.328 0.000 573. 16.507 0.000 39. 92.71 5.04 12-16 9. 459.811 0.000 1099. 31.451 0.000 75. 92.71 5.04 12-17 15. 666.109 0.000 1562. 45.562 0.000 107. 92.71 5.04 12-18 16. 394.637 0.000 843. 26.993 0.000 58. 92.71 5.04 12-19 16. 288.205 0.000 562. 19.713 0.000 38. 92.71 5.04 12-20 16. 233.144 0.000 417. 15.947 0.000 28. 92.71 5.04 12-21 16. 198.188 0.000 325. 13.556 0.000 22. 92.71 5.04 12-22 16. 173.612 0.000 262. 11.875 0.000 18. 92.71 5.04 12-23 16. 155.163 0.000 215. 10.613 0.000 15. 92.71 5.04 12-24 16. 140.584 0.000 179. 9.616 0.000 12. 92.71 5.04 12-25 16. 128.558 0.000 151. 8.793 0.000 10. 92.71 5.04 12-26 16. 118.160 0.000 128. 8.082 0.000 9. 92.71 5.04 Sub-T 12. 3439.770 0.000 6907. 235.280 0.000 472. 92.71 5.04 After 15. 1063.478 0.000 674. 72.742 0.000 46. 92.71 5.04 Total 14. 4503.248 0.000 7581. 308.022 0.000 519. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 4503.248 0.000 7581. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 434981. 0. 58923. 0. 493904. 24428. 15023. 454452. 12-14 1101343. 0. 145633. 0. 1246977. 61584. 37933. 1147460. 12-15 1530349. 0. 197563. 0. 1727912. 85213. 52566. 1590132. 12-16 2915830. 0. 378874. 0. 3294704. 162544. 100229. 3031931. 12-17 4224041. 0. 538403. 0. 4762444. 234686. 144888. 4382869. 12-18 2502536. 0. 290624. 0. 2793160. 136913. 85000. 2571247. 12-19 1827614. 0. 193726. 0. 2021340. 98600. 61528. 1861212. 12-20 1478449. 0. 143630. 0. 1622078. 78781. 49386. 1493912. 12-21 1256782. 0. 112088. 0. 1368870. 66219. 41685. 1260966. 12-22 1100938. 0. 90221. 0. 1191160. 57410. 36280. 1097470. 12-23 983947. 0. 74136. 0. 1058083. 50822. 32232. 975029. 12-24 891491. 0. 61790. 0. 953281. 45643. 29044. 878594. 12-25 815233. 0. 52004. 0. 867237. 41401. 26427. 799409. 12-26 749297. 0. 44008. 0. 793305. 37768. 24177. 731360. Sub-T 21812832. 0. 2381623. 0. 24194456. 1182012. 736398. 22276046. After 6743900. 0. 232269. 0. 6976168. 327640. 212753. 6435776. Total 28556732. 0. 2613892. 0. 31170624. 1509651. 949151. 28711822. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 6080. 47500. 0. 0. 53580. 400872. 400872. 340385. 12-14 24320. 47500. 0. 0. 71820. 1075640. 1476512. 845688. 12-15 44840. 47500. 0. 0. 92340. 1497792. 2974305. 1075845. 12-16 78280. 166250. 0. 0. 244530. 2787402. 5761706. 1799012. 12-17 139080. 71250. 0. 0. 210330. 4172540. 9934246. 2478779. 12-18 145920. 0. 0. 0. 145920. 2425327. 12359573. 1310263. 12-19 145920. 0. 0. 0. 145920. 1715292. 14074865. 841398. 12-20 145920. 0. 0. 0. 145920. 1347992. 15422857. 600800. 12-21 145920. 0. 0. 0. 145920. 1115046. 16537903. 451661. 12-22 145920. 0. 0. 0. 145920. 951550. 17489452. 350327. 12-23 145920. 0. 0. 0. 145920. 829109. 18318560. 277461. 12-24 145920. 0. 0. 0. 145920. 732674. 19051234. 222879. 12-25 145920. 0. 0. 0. 145920. 653489. 19704724. 180709. 12-26 145920. 0. 0. 0. 145920. 585440. 20290164. 147173. Sub-T 1605880. 380000. 0. 0. 1985880. 20290164. 20290164. 10922380. After 2662280. 0. 0. 0. 2662280. 3773496. 24063664. 585953. Total 4268160. 380000. 0. 0. 4648160. 24063660. 24063664. 11508333. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH D #18H TABLE 275 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 913.360 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 763.511 20.0000 655.325 REMARKS PERFS: - COTULLA 25.0000 573.111 30.0000 508.266 35.0000 455.675 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 55.267 0.000 137. 3.780 0.000 9. 92.71 5.04 12-14 1. 39.969 0.000 93. 2.734 0.000 6. 92.71 5.04 12-15 1. 24.712 0.000 53. 1.690 0.000 4. 92.71 5.04 12-16 1. 18.522 0.000 36. 1.267 0.000 2. 92.71 5.04 12-17 1. 15.046 0.000 27. 1.029 0.000 2. 92.71 5.04 12-18 1. 12.784 0.000 21. 0.874 0.000 1. 92.71 5.04 12-19 1. 11.180 0.000 17. 0.765 0.000 1. 92.71 5.04 12-20 1. 9.976 0.000 14. 0.682 0.000 1. 92.71 5.04 12-21 1. 9.035 0.000 12. 0.618 0.000 1. 92.71 5.04 12-22 1. 8.275 0.000 10. 0.566 0.000 1. 92.71 5.04 12-23 1. 7.612 0.000 8. 0.521 0.000 1. 92.71 5.04 12-24 1. 7.003 0.000 7. 0.479 0.000 0. 92.71 5.04 12-25 1. 6.443 0.000 6. 0.441 0.000 0. 92.71 5.04 12-26 1. 5.927 0.000 5. 0.405 0.000 0. 92.71 5.04 Sub-T 1. 231.750 0.000 448. 15.852 0.000 31. 92.71 5.04 After 1. 49.703 0.000 26. 3.400 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 350468. 0. 47327. 0. 397795. 19671. 12100. 366024. 12-14 253461. 0. 32065. 0. 285526. 14064. 8687. 262775. 12-15 156708. 0. 18217. 0. 174925. 8575. 5323. 161027. 12-16 117455. 0. 12563. 0. 130018. 6345. 3958. 119716. 12-17 95409. 0. 9393. 0. 104803. 5093. 3191. 96519. 12-18 81066. 0. 7347. 0. 88414. 4280. 2692. 81441. 12-19 70896. 0. 5916. 0. 76812. 3705. 2339. 70767. 12-20 63262. 0. 4860. 0. 68122. 3275. 2075. 62773. 12-21 57295. 0. 4053. 0. 61348. 2940. 1869. 56539. 12-22 52472. 0. 3417. 0. 55890. 2670. 1703. 51517. 12-23 48269. 0. 2895. 0. 51163. 2437. 1559. 47167. 12-24 44407. 0. 2452. 0. 46859. 2227. 1428. 43204. 12-25 40855. 0. 2077. 0. 42932. 2035. 1309. 39588. 12-26 37586. 0. 1760. 0. 39346. 1861. 1200. 36286. Sub-T 1469611. 0. 154342. 0. 1623953. 79178. 49433. 1495343. After 315184. 0. 9026. 0. 324211. 15175. 9889. 299146. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 5320. 23750. 0. 0. 29070. 336954. 336954. 287428. 12-14 9120. 0. 0. 0. 9120. 253655. 590609. 201026. 12-15 9120. 0. 0. 0. 9120. 151907. 742516. 109183. 12-16 9120. 0. 0. 0. 9120. 110596. 853112. 72201. 12-17 9120. 0. 0. 0. 9120. 87399. 940510. 51846. 12-18 9120. 0. 0. 0. 9120. 72321. 1012832. 38991. 12-19 9120. 0. 0. 0. 9120. 61647. 1074479. 30209. 12-20 9120. 0. 0. 0. 9120. 53653. 1128132. 23898. 12-21 9120. 0. 0. 0. 9120. 47419. 1175551. 19199. 12-22 9120. 0. 0. 0. 9120. 42397. 1217948. 15604. 12-23 9120. 0. 0. 0. 9120. 38047. 1255994. 12730. 12-24 9120. 0. 0. 0. 9120. 34084. 1290079. 10368. 12-25 9120. 0. 0. 0. 9120. 30468. 1320547. 8426. 12-26 9120. 0. 0. 0. 9120. 27166. 1347713. 6829. Sub-T 123880. 23750. 0. 0. 147630. 1347713. 1347713. 887940. After 142880. 0. 0. 0. 142880. 156266. 1503979. 25420. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 913360. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH D #8H TABLE 276 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 870.854 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 711.978 20.0000 598.227 REMARKS PERFS: - COTULLA 25.0000 512.606 30.0000 445.778 35.0000 392.183 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 1. 13.327 0.000 34. 0.912 0.000 2. 92.71 5.04 12-14 1. 65.112 0.000 158. 4.454 0.000 11. 92.71 5.04 12-15 1. 30.218 0.000 67. 2.067 0.000 5. 92.71 5.04 12-16 1. 21.101 0.000 43. 1.443 0.000 3. 92.71 5.04 12-17 1. 16.575 0.000 31. 1.134 0.000 2. 92.71 5.04 12-18 1. 13.808 0.000 24. 0.944 0.000 2. 92.71 5.04 12-19 1. 11.920 0.000 19. 0.815 0.000 1. 92.71 5.04 12-20 1. 10.538 0.000 16. 0.721 0.000 1. 92.71 5.04 12-21 1. 9.479 0.000 13. 0.648 0.000 1. 92.71 5.04 12-22 1. 8.637 0.000 11. 0.591 0.000 1. 92.71 5.04 12-23 1. 7.936 0.000 9. 0.543 0.000 1. 92.71 5.04 12-24 1. 7.301 0.000 8. 0.499 0.000 1. 92.71 5.04 12-25 1. 6.717 0.000 7. 0.459 0.000 0. 92.71 5.04 12-26 1. 6.180 0.000 6. 0.423 0.000 0. 92.71 5.04 Sub-T 1. 228.848 0.000 445. 15.653 0.000 30. 92.71 5.04 After 1. 52.605 0.000 29. 3.598 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 84513. 0. 11597. 0. 96109. 4757. 2923. 88429. 12-14 412902. 0. 54645. 0. 467546. 23092. 14223. 430232. 12-15 191621. 0. 23231. 0. 214852. 10557. 6537. 197758. 12-16 133809. 0. 14920. 0. 148728. 7274. 4527. 136928. 12-17 105108. 0. 10786. 0. 115894. 5644. 3528. 106722. 12-18 87563. 0. 8271. 0. 95834. 4648. 2918. 88268. 12-19 75587. 0. 6573. 0. 82161. 3970. 2502. 75689. 12-20 66828. 0. 5350. 0. 72179. 3475. 2199. 66505. 12-21 60108. 0. 4431. 0. 64539. 3097. 1966. 59476. 12-22 54769. 0. 3717. 0. 58487. 2798. 1782. 53906. 12-23 50324. 0. 3145. 0. 53469. 2551. 1629. 49288. 12-24 46298. 0. 2664. 0. 48962. 2330. 1492. 45140. 12-25 42594. 0. 2257. 0. 44851. 2129. 1367. 41355. 12-26 39186. 0. 1912. 0. 41098. 1946. 1253. 37899. Sub-T 1451210. 0. 153499. 0. 1604709. 78268. 48846. 1477594. After 333586. 0. 9870. 0. 343455. 16085. 10476. 316894. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 760. 23750. 0. 0. 24510. 63919. 63919. 52957. 12-14 9120. 0. 0. 0. 9120. 421112. 485031. 335221. 12-15 9120. 0. 0. 0. 9120. 188638. 673669. 135695. 12-16 9120. 0. 0. 0. 9120. 127808. 801476. 83467. 12-17 9120. 0. 0. 0. 9120. 97602. 899078. 57911. 12-18 9120. 0. 0. 0. 9120. 79148. 978226. 42677. 12-19 9120. 0. 0. 0. 9120. 66569. 1044794. 32624. 12-20 9120. 0. 0. 0. 9120. 57385. 1102179. 25562. 12-21 9120. 0. 0. 0. 9120. 50356. 1152535. 20389. 12-22 9120. 0. 0. 0. 9120. 44786. 1197321. 16484. 12-23 9120. 0. 0. 0. 9120. 40168. 1237490. 13440. 12-24 9120. 0. 0. 0. 9120. 36020. 1273510. 10957. 12-25 9120. 0. 0. 0. 9120. 32235. 1305745. 8914. 12-26 9120. 0. 0. 0. 9120. 28779. 1334524. 7235. Sub-T 119320. 23750. 0. 0. 143070. 1334524. 1334524. 843533. After 147440. 0. 0. 0. 147440. 169454. 1503978. 27321. Total 266760. 23750. 0. 0. 290510. 1503979. 1503978. 870855. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH E #10H TABLE 277 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 830.327 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 663.923 20.0000 546.104 REMARKS PERFS: - COTULLA 25.0000 458.489 30.0000 390.973 35.0000 337.537 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 55.267 0.000 137. 3.780 0.000 9. 92.71 5.04 12-15 1. 39.969 0.000 93. 2.734 0.000 6. 92.71 5.04 12-16 1. 24.712 0.000 53. 1.690 0.000 4. 92.71 5.04 12-17 1. 18.522 0.000 36. 1.267 0.000 2. 92.71 5.04 12-18 1. 15.046 0.000 27. 1.029 0.000 2. 92.71 5.04 12-19 1. 12.784 0.000 21. 0.874 0.000 1. 92.71 5.04 12-20 1. 11.180 0.000 17. 0.765 0.000 1. 92.71 5.04 12-21 1. 9.976 0.000 14. 0.682 0.000 1. 92.71 5.04 12-22 1. 9.035 0.000 12. 0.618 0.000 1. 92.71 5.04 12-23 1. 8.275 0.000 10. 0.566 0.000 1. 92.71 5.04 12-24 1. 7.612 0.000 8. 0.521 0.000 1. 92.71 5.04 12-25 1. 7.003 0.000 7. 0.479 0.000 0. 92.71 5.04 12-26 1. 6.443 0.000 6. 0.441 0.000 0. 92.71 5.04 Sub-T 1. 225.823 0.000 443. 15.446 0.000 30. 92.71 5.04 After 1. 55.630 0.000 31. 3.805 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 350468. 0. 47327. 0. 397795. 19671. 12100. 366024. 12-15 253461. 0. 32065. 0. 285526. 14064. 8687. 262775. 12-16 156708. 0. 18217. 0. 174925. 8575. 5323. 161027. 12-17 117455. 0. 12563. 0. 130018. 6345. 3958. 119716. 12-18 95409. 0. 9393. 0. 104803. 5093. 3191. 96519. 12-19 81066. 0. 7347. 0. 88414. 4280. 2692. 81441. 12-20 70896. 0. 5916. 0. 76812. 3705. 2339. 70767. 12-21 63262. 0. 4860. 0. 68122. 3275. 2075. 62773. 12-22 57295. 0. 4053. 0. 61348. 2940. 1869. 56539. 12-23 52472. 0. 3417. 0. 55890. 2670. 1703. 51517. 12-24 48269. 0. 2895. 0. 51163. 2437. 1559. 47167. 12-25 44407. 0. 2452. 0. 46859. 2227. 1428. 43204. 12-26 40855. 0. 2077. 0. 42932. 2035. 1309. 39588. Sub-T 1432025. 0. 152582. 0. 1584607. 77317. 48233. 1459057. After 352771. 0. 10786. 0. 363557. 17036. 11089. 335432. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 5320. 23750. 0. 0. 29070. 336954. 336954. 261298. 12-15 9120. 0. 0. 0. 9120. 253655. 590609. 182751. 12-16 9120. 0. 0. 0. 9120. 151907. 742516. 99257. 12-17 9120. 0. 0. 0. 9120. 110596. 853112. 65637. 12-18 9120. 0. 0. 0. 9120. 87399. 940510. 47133. 12-19 9120. 0. 0. 0. 9120. 72321. 1012832. 35446. 12-20 9120. 0. 0. 0. 9120. 61647. 1074479. 27463. 12-21 9120. 0. 0. 0. 9120. 53653. 1128132. 21726. 12-22 9120. 0. 0. 0. 9120. 47419. 1175551. 17454. 12-23 9120. 0. 0. 0. 9120. 42397. 1217948. 14186. 12-24 9120. 0. 0. 0. 9120. 38047. 1255994. 11573. 12-25 9120. 0. 0. 0. 9120. 34084. 1290079. 9425. 12-26 9120. 0. 0. 0. 9120. 30468. 1320547. 7660. Sub-T 114760. 23750. 0. 0. 138510. 1320547. 1320547. 801009. After 152000. 0. 0. 0. 152000. 183432. 1503979. 29318. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 830327. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH E #9H TABLE 278 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 791.686 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 619.111 20.0000 498.522 REMARKS PERFS: - COTULLA 25.0000 410.085 30.0000 342.906 35.0000 290.506 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 1. 13.327 0.000 34. 0.912 0.000 2. 92.71 5.04 12-15 1. 65.112 0.000 158. 4.454 0.000 11. 92.71 5.04 12-16 1. 30.218 0.000 67. 2.067 0.000 5. 92.71 5.04 12-17 1. 21.101 0.000 43. 1.443 0.000 3. 92.71 5.04 12-18 1. 16.575 0.000 31. 1.134 0.000 2. 92.71 5.04 12-19 1. 13.808 0.000 24. 0.944 0.000 2. 92.71 5.04 12-20 1. 11.920 0.000 19. 0.815 0.000 1. 92.71 5.04 12-21 1. 10.538 0.000 16. 0.721 0.000 1. 92.71 5.04 12-22 1. 9.479 0.000 13. 0.648 0.000 1. 92.71 5.04 12-23 1. 8.637 0.000 11. 0.591 0.000 1. 92.71 5.04 12-24 1. 7.936 0.000 9. 0.543 0.000 1. 92.71 5.04 12-25 1. 7.301 0.000 8. 0.499 0.000 1. 92.71 5.04 12-26 1. 6.717 0.000 7. 0.459 0.000 0. 92.71 5.04 Sub-T 1. 222.669 0.000 440. 15.231 0.000 30. 92.71 5.04 After 1. 58.784 0.000 34. 4.021 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 84513. 0. 11597. 0. 96109. 4757. 2923. 88429. 12-15 412902. 0. 54645. 0. 467546. 23092. 14223. 430232. 12-16 191621. 0. 23231. 0. 214852. 10557. 6537. 197758. 12-17 133809. 0. 14920. 0. 148728. 7274. 4527. 136928. 12-18 105108. 0. 10786. 0. 115894. 5644. 3528. 106722. 12-19 87563. 0. 8271. 0. 95834. 4648. 2918. 88268. 12-20 75587. 0. 6573. 0. 82161. 3970. 2502. 75689. 12-21 66828. 0. 5350. 0. 72179. 3475. 2199. 66505. 12-22 60108. 0. 4431. 0. 64539. 3097. 1966. 59476. 12-23 54769. 0. 3717. 0. 58487. 2798. 1782. 53906. 12-24 50324. 0. 3145. 0. 53469. 2551. 1629. 49288. 12-25 46298. 0. 2664. 0. 48962. 2330. 1492. 45140. 12-26 42594. 0. 2257. 0. 44851. 2129. 1367. 41355. Sub-T 1412024. 0. 151587. 0. 1563610. 76322. 47593. 1439695. After 372772. 0. 11781. 0. 384554. 18031. 11729. 354794. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 760. 23750. 0. 0. 24510. 63919. 63919. 48143. 12-15 9120. 0. 0. 0. 9120. 421112. 485031. 304747. 12-16 9120. 0. 0. 0. 9120. 188638. 673669. 123359. 12-17 9120. 0. 0. 0. 9120. 127808. 801476. 75879. 12-18 9120. 0. 0. 0. 9120. 97602. 899078. 52646. 12-19 9120. 0. 0. 0. 9120. 79148. 978226. 38797. 12-20 9120. 0. 0. 0. 9120. 66569. 1044794. 29658. 12-21 9120. 0. 0. 0. 9120. 57385. 1102179. 23238. 12-22 9120. 0. 0. 0. 9120. 50356. 1152535. 18536. 12-23 9120. 0. 0. 0. 9120. 44786. 1197321. 14986. 12-24 9120. 0. 0. 0. 9120. 40168. 1237490. 12218. 12-25 9120. 0. 0. 0. 9120. 36020. 1273510. 9961. 12-26 9120. 0. 0. 0. 9120. 32235. 1305745. 8104. Sub-T 110200. 23750. 0. 0. 133950. 1305745. 1305745. 760271. After 156560. 0. 0. 0. 156560. 198234. 1503978. 31415. Total 266760. 23750. 0. 0. 290510. 1503979. 1503978. 791686. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH F #11H TABLE 279 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 773.045 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 597.853 20.0000 476.310 REMARKS PERFS: - COTULLA 25.0000 387.834 30.0000 321.137 35.0000 269.508 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 67.989 0.000 168. 4.650 0.000 11. 92.71 5.04 12-16 1. 34.281 0.000 78. 2.345 0.000 5. 92.71 5.04 12-17 1. 22.740 0.000 48. 1.555 0.000 3. 92.71 5.04 12-18 1. 17.486 0.000 34. 1.196 0.000 2. 92.71 5.04 12-19 1. 14.396 0.000 26. 0.985 0.000 2. 92.71 5.04 12-20 1. 12.334 0.000 20. 0.844 0.000 1. 92.71 5.04 12-21 1. 10.848 0.000 16. 0.742 0.000 1. 92.71 5.04 12-22 1. 9.720 0.000 13. 0.665 0.000 1. 92.71 5.04 12-23 1. 8.831 0.000 11. 0.604 0.000 1. 92.71 5.04 12-24 1. 8.103 0.000 10. 0.554 0.000 1. 92.71 5.04 12-25 1. 7.455 0.000 8. 0.510 0.000 1. 92.71 5.04 12-26 1. 6.858 0.000 7. 0.469 0.000 0. 92.71 5.04 Sub-T 1. 221.042 0.000 438. 15.119 0.000 30. 92.71 5.04 After 1. 60.411 0.000 36. 4.132 0.000 2. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 431144. 0. 57808. 0. 488953. 24168. 14873. 449911. 12-16 217389. 0. 26919. 0. 244308. 12019. 7433. 224856. 12-17 144202. 0. 16417. 0. 160620. 7865. 4888. 147867. 12-18 110883. 0. 11617. 0. 122500. 5972. 3729. 112799. 12-19 91291. 0. 8804. 0. 100095. 4860. 3048. 92187. 12-20 78216. 0. 6944. 0. 85160. 4119. 2593. 78448. 12-21 68793. 0. 5623. 0. 74415. 3586. 2267. 68563. 12-22 61639. 0. 4638. 0. 66277. 3183. 2019. 61075. 12-23 56000. 0. 3880. 0. 59880. 2867. 1824. 55188. 12-24 51384. 0. 3278. 0. 54662. 2610. 1666. 50387. 12-25 47273. 0. 2777. 0. 50050. 2383. 1525. 46142. 12-26 43491. 0. 2352. 0. 45844. 2177. 1397. 42269. Sub-T 1401705. 0. 151057. 0. 1552763. 75808. 47263. 1429692. After 383090. 0. 12311. 0. 395401. 18545. 12059. 364796. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794488. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 7600. 23750. 0. 0. 31350. 418561. 418561. 299703. 12-16 9120. 0. 0. 0. 9120. 215736. 634297. 141170. 12-17 9120. 0. 0. 0. 9120. 138747. 773044. 82393. 12-18 9120. 0. 0. 0. 9120. 103679. 876723. 55931. 12-19 9120. 0. 0. 0. 9120. 83067. 959791. 40722. 12-20 9120. 0. 0. 0. 9120. 69328. 1029119. 30889. 12-21 9120. 0. 0. 0. 9120. 59443. 1088561. 24072. 12-22 9120. 0. 0. 0. 9120. 51955. 1140516. 19125. 12-23 9120. 0. 0. 0. 9120. 46068. 1186584. 15415. 12-24 9120. 0. 0. 0. 9120. 41267. 1227851. 12552. 12-25 9120. 0. 0. 0. 9120. 37022. 1264873. 10238. 12-26 9120. 0. 0. 0. 9120. 33149. 1298022. 8333. Sub-T 107920. 23750. 0. 0. 131670. 1298022. 1298022. 740543. After 158840. 0. 0. 0. 158840. 205956. 1503979. 32502. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 773045. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH F #12H TABLE 280 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 719.714 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 538.358 20.0000 415.435 REMARKS PERFS: - COTULLA 25.0000 328.068 30.0000 263.774 35.0000 215.189 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 1. 13.327 0.000 34. 0.912 0.000 2. 92.71 5.04 12-16 1. 65.112 0.000 158. 4.454 0.000 11. 92.71 5.04 12-17 1. 30.218 0.000 67. 2.067 0.000 5. 92.71 5.04 12-18 1. 21.101 0.000 43. 1.443 0.000 3. 92.71 5.04 12-19 1. 16.575 0.000 31. 1.134 0.000 2. 92.71 5.04 12-20 1. 13.808 0.000 24. 0.944 0.000 2. 92.71 5.04 12-21 1. 11.920 0.000 19. 0.815 0.000 1. 92.71 5.04 12-22 1. 10.538 0.000 16. 0.721 0.000 1. 92.71 5.04 12-23 1. 9.479 0.000 13. 0.648 0.000 1. 92.71 5.04 12-24 1. 8.637 0.000 11. 0.591 0.000 1. 92.71 5.04 12-25 1. 7.936 0.000 9. 0.543 0.000 1. 92.71 5.04 12-26 1. 7.301 0.000 8. 0.499 0.000 1. 92.71 5.04 Sub-T 1. 215.952 0.000 433. 14.771 0.000 30. 92.71 5.04 After 1. 65.501 0.000 41. 4.480 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 84513. 0. 11597. 0. 96109. 4757. 2923. 88429. 12-16 412902. 0. 54645. 0. 467546. 23092. 14223. 430232. 12-17 191621. 0. 23231. 0. 214852. 10557. 6537. 197758. 12-18 133809. 0. 14920. 0. 148728. 7274. 4527. 136928. 12-19 105108. 0. 10786. 0. 115894. 5644. 3528. 106722. 12-20 87563. 0. 8271. 0. 95834. 4648. 2918. 88268. 12-21 75587. 0. 6573. 0. 82161. 3970. 2502. 75689. 12-22 66828. 0. 5350. 0. 72179. 3475. 2199. 66505. 12-23 60108. 0. 4431. 0. 64539. 3097. 1966. 59476. 12-24 54769. 0. 3717. 0. 58487. 2798. 1782. 53906. 12-25 50324. 0. 3145. 0. 53469. 2551. 1629. 49288. 12-26 46298. 0. 2664. 0. 48962. 2330. 1492. 45140. Sub-T 1369430. 0. 149330. 0. 1518760. 74193. 46226. 1398340. After 415366. 0. 14038. 0. 429405. 20160. 13096. 396149. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 760. 23750. 0. 0. 24510. 63919. 63919. 43766. 12-16 9120. 0. 0. 0. 9120. 421112. 485031. 277043. 12-17 9120. 0. 0. 0. 9120. 188638. 673669. 112144. 12-18 9120. 0. 0. 0. 9120. 127808. 801476. 68981. 12-19 9120. 0. 0. 0. 9120. 97602. 899078. 47860. 12-20 9120. 0. 0. 0. 9120. 79148. 978226. 35270. 12-21 9120. 0. 0. 0. 9120. 66569. 1044794. 26962. 12-22 9120. 0. 0. 0. 9120. 57385. 1102179. 21126. 12-23 9120. 0. 0. 0. 9120. 50356. 1152535. 16851. 12-24 9120. 0. 0. 0. 9120. 44786. 1197321. 13623. 12-25 9120. 0. 0. 0. 9120. 40168. 1237490. 11108. 12-26 9120. 0. 0. 0. 9120. 36020. 1273510. 9055. Sub-T 101080. 23750. 0. 0. 124830. 1273510. 1273510. 683788. After 165680. 0. 0. 0. 165680. 230469. 1503978. 35926. Total 266760. 23750. 0. 0. 290510. 1503979. 1503978. 719714. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH F #19H TABLE 281 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 702.768 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 519.872 20.0000 396.925 REMARKS PERFS: - COTULLA 25.0000 310.267 30.0000 247.028 35.0000 199.635 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 67.989 0.000 168. 4.650 0.000 11. 92.71 5.04 12-17 1. 34.281 0.000 78. 2.345 0.000 5. 92.71 5.04 12-18 1. 22.740 0.000 48. 1.555 0.000 3. 92.71 5.04 12-19 1. 17.486 0.000 34. 1.196 0.000 2. 92.71 5.04 12-20 1. 14.396 0.000 26. 0.985 0.000 2. 92.71 5.04 12-21 1. 12.334 0.000 20. 0.844 0.000 1. 92.71 5.04 12-22 1. 10.848 0.000 16. 0.742 0.000 1. 92.71 5.04 12-23 1. 9.720 0.000 13. 0.665 0.000 1. 92.71 5.04 12-24 1. 8.831 0.000 11. 0.604 0.000 1. 92.71 5.04 12-25 1. 8.103 0.000 10. 0.554 0.000 1. 92.71 5.04 12-26 1. 7.455 0.000 8. 0.510 0.000 1. 92.71 5.04 Sub-T 1. 214.183 0.000 431. 14.650 0.000 30. 92.71 5.04 After 1. 67.270 0.000 43. 4.601 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 431144. 0. 57808. 0. 488953. 24168. 14873. 449911. 12-17 217389. 0. 26919. 0. 244308. 12019. 7433. 224856. 12-18 144202. 0. 16417. 0. 160620. 7865. 4888. 147867. 12-19 110883. 0. 11617. 0. 122500. 5972. 3729. 112799. 12-20 91291. 0. 8804. 0. 100095. 4860. 3048. 92187. 12-21 78216. 0. 6944. 0. 85160. 4119. 2593. 78448. 12-22 68793. 0. 5623. 0. 74415. 3586. 2267. 68563. 12-23 61639. 0. 4638. 0. 66277. 3183. 2019. 61075. 12-24 56000. 0. 3880. 0. 59880. 2867. 1824. 55188. 12-25 51384. 0. 3278. 0. 54662. 2610. 1666. 50387. 12-26 47273. 0. 2777. 0. 50050. 2383. 1525. 46142. Sub-T 1358214. 0. 148705. 0. 1506919. 73631. 45865. 1387423. After 426581. 0. 14663. 0. 441245. 20722. 13457. 407066. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794488. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 7600. 23750. 0. 0. 31350. 418561. 418561. 272458. 12-17 9120. 0. 0. 0. 9120. 215736. 634297. 128336. 12-18 9120. 0. 0. 0. 9120. 138747. 773044. 74903. 12-19 9120. 0. 0. 0. 9120. 103679. 876723. 50846. 12-20 9120. 0. 0. 0. 9120. 83067. 959791. 37020. 12-21 9120. 0. 0. 0. 9120. 69328. 1029119. 28081. 12-22 9120. 0. 0. 0. 9120. 59443. 1088561. 21884. 12-23 9120. 0. 0. 0. 9120. 51955. 1140516. 17386. 12-24 9120. 0. 0. 0. 9120. 46068. 1186584. 14013. 12-25 9120. 0. 0. 0. 9120. 41267. 1227851. 11411. 12-26 9120. 0. 0. 0. 9120. 37022. 1264873. 9307. Sub-T 98800. 23750. 0. 0. 122550. 1264873. 1264873. 665645. After 167960. 0. 0. 0. 167960. 239106. 1503979. 37123. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 702768. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH G #13H TABLE 282 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 686.221 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 502.021 20.0000 379.239 REMARKS PERFS: - COTULLA 25.0000 293.433 30.0000 231.345 35.0000 185.206 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 55.267 0.000 137. 3.780 0.000 9. 92.71 5.04 12-17 1. 39.969 0.000 93. 2.734 0.000 6. 92.71 5.04 12-18 1. 24.712 0.000 53. 1.690 0.000 4. 92.71 5.04 12-19 1. 18.522 0.000 36. 1.267 0.000 2. 92.71 5.04 12-20 1. 15.046 0.000 27. 1.029 0.000 2. 92.71 5.04 12-21 1. 12.784 0.000 21. 0.874 0.000 1. 92.71 5.04 12-22 1. 11.180 0.000 17. 0.765 0.000 1. 92.71 5.04 12-23 1. 9.976 0.000 14. 0.682 0.000 1. 92.71 5.04 12-24 1. 9.035 0.000 12. 0.618 0.000 1. 92.71 5.04 12-25 1. 8.275 0.000 10. 0.566 0.000 1. 92.71 5.04 12-26 1. 7.612 0.000 8. 0.521 0.000 1. 92.71 5.04 Sub-T 1. 212.377 0.000 429. 14.527 0.000 29. 92.71 5.04 After 1. 69.075 0.000 44. 4.725 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 350468. 0. 47327. 0. 397795. 19671. 12100. 366024. 12-17 253461. 0. 32065. 0. 285526. 14064. 8687. 262775. 12-18 156708. 0. 18217. 0. 174925. 8575. 5323. 161027. 12-19 117455. 0. 12563. 0. 130018. 6345. 3958. 119716. 12-20 95409. 0. 9393. 0. 104803. 5093. 3191. 96519. 12-21 81066. 0. 7347. 0. 88414. 4280. 2692. 81441. 12-22 70896. 0. 5916. 0. 76812. 3705. 2339. 70767. 12-23 63262. 0. 4860. 0. 68122. 3275. 2075. 62773. 12-24 57295. 0. 4053. 0. 61348. 2940. 1869. 56539. 12-25 52472. 0. 3417. 0. 55890. 2670. 1703. 51517. 12-26 48269. 0. 2895. 0. 51163. 2437. 1559. 47167. Sub-T 1346763. 0. 148053. 0. 1494816. 73055. 45496. 1376265. After 438033. 0. 15315. 0. 453348. 21298. 13826. 418224. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 5320. 23750. 0. 0. 29070. 336954. 336954. 215949. 12-17 9120. 0. 0. 0. 9120. 253655. 590609. 151034. 12-18 9120. 0. 0. 0. 9120. 151907. 742516. 82031. 12-19 9120. 0. 0. 0. 9120. 110596. 853112. 54246. 12-20 9120. 0. 0. 0. 9120. 87399. 940510. 38953. 12-21 9120. 0. 0. 0. 9120. 72321. 1012832. 29295. 12-22 9120. 0. 0. 0. 9120. 61647. 1074479. 22697. 12-23 9120. 0. 0. 0. 9120. 53653. 1128132. 17955. 12-24 9120. 0. 0. 0. 9120. 47419. 1175551. 14425. 12-25 9120. 0. 0. 0. 9120. 42397. 1217948. 11724. 12-26 9120. 0. 0. 0. 9120. 38047. 1255994. 9564. Sub-T 96520. 23750. 0. 0. 120270. 1255994. 1255994. 647871. After 170240. 0. 0. 0. 170240. 247984. 1503979. 38350. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 686221. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH G #14H TABLE 283 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 670.063 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 484.783 20.0000 362.341 REMARKS PERFS: - COTULLA 25.0000 277.511 30.0000 216.658 35.0000 171.819 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 38.651 0.000 97. 2.644 0.000 7. 92.71 5.04 12-17 1. 48.729 0.000 116. 3.333 0.000 8. 92.71 5.04 12-18 1. 27.140 0.000 59. 1.856 0.000 4. 92.71 5.04 12-19 1. 19.714 0.000 40. 1.348 0.000 3. 92.71 5.04 12-20 1. 15.767 0.000 29. 1.078 0.000 2. 92.71 5.04 12-21 1. 13.273 0.000 23. 0.908 0.000 2. 92.71 5.04 12-22 1. 11.536 0.000 18. 0.789 0.000 1. 92.71 5.04 12-23 1. 10.248 0.000 15. 0.701 0.000 1. 92.71 5.04 12-24 1. 9.251 0.000 12. 0.633 0.000 1. 92.71 5.04 12-25 1. 8.452 0.000 10. 0.578 0.000 1. 92.71 5.04 12-26 1. 7.772 0.000 9. 0.532 0.000 1. 92.71 5.04 Sub-T 1. 210.534 0.000 427. 14.401 0.000 29. 92.71 5.04 After 1. 70.919 0.000 46. 4.851 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 245103. 0. 33350. 0. 278453. 13776. 8470. 256207. 12-17 309009. 0. 39959. 0. 348967. 17211. 10616. 321140. 12-18 172102. 0. 20430. 0. 192532. 9449. 5859. 177225. 12-19 125012. 0. 13652. 0. 138664. 6774. 4220. 127669. 12-20 99986. 0. 10050. 0. 110036. 5353. 3350. 101333. 12-21 84170. 0. 7788. 0. 91957. 4456. 2800. 84702. 12-22 73155. 0. 6232. 0. 79386. 3832. 2418. 73136. 12-23 64989. 0. 5097. 0. 70086. 3372. 2135. 64579. 12-24 58663. 0. 4236. 0. 62899. 3016. 1916. 57966. 12-25 53597. 0. 3563. 0. 57161. 2733. 1742. 52686. 12-26 49286. 0. 3017. 0. 52303. 2493. 1594. 48215. Sub-T 1335070. 0. 147374. 0. 1482444. 72466. 45119. 1364859. After 449725. 0. 15994. 0. 465720. 21887. 14203. 429630. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 3040. 23750. 0. 0. 26790. 229417. 229417. 144844. 12-17 9120. 0. 0. 0. 9120. 312020. 541437. 186063. 12-18 9120. 0. 0. 0. 9120. 168105. 709542. 90810. 12-19 9120. 0. 0. 0. 9120. 118549. 828091. 58156. 12-20 9120. 0. 0. 0. 9120. 92213. 920304. 41103. 12-21 9120. 0. 0. 0. 9120. 75582. 995886. 30617. 12-22 9120. 0. 0. 0. 9120. 64016. 1059902. 23570. 12-23 9120. 0. 0. 0. 9120. 55459. 1115361. 18560. 12-24 9120. 0. 0. 0. 9120. 48846. 1164207. 14859. 12-25 9120. 0. 0. 0. 9120. 43566. 1207773. 12047. 12-26 9120. 0. 0. 0. 9120. 39095. 1246869. 9828. Sub-T 94240. 23750. 0. 0. 117990. 1246869. 1246869. 630457. After 172520. 0. 0. 0. 172520. 257110. 1503979. 39606. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 670063. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH G #20H TABLE 284 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 670.063 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 484.783 20.0000 362.341 REMARKS PERFS: - COTULLA 25.0000 277.511 30.0000 216.658 35.0000 171.819 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 38.651 0.000 97. 2.644 0.000 7. 92.71 5.04 12-17 1. 48.729 0.000 116. 3.333 0.000 8. 92.71 5.04 12-18 1. 27.140 0.000 59. 1.856 0.000 4. 92.71 5.04 12-19 1. 19.714 0.000 40. 1.348 0.000 3. 92.71 5.04 12-20 1. 15.767 0.000 29. 1.078 0.000 2. 92.71 5.04 12-21 1. 13.273 0.000 23. 0.908 0.000 2. 92.71 5.04 12-22 1. 11.536 0.000 18. 0.789 0.000 1. 92.71 5.04 12-23 1. 10.248 0.000 15. 0.701 0.000 1. 92.71 5.04 12-24 1. 9.251 0.000 12. 0.633 0.000 1. 92.71 5.04 12-25 1. 8.452 0.000 10. 0.578 0.000 1. 92.71 5.04 12-26 1. 7.772 0.000 9. 0.532 0.000 1. 92.71 5.04 Sub-T 1. 210.534 0.000 427. 14.401 0.000 29. 92.71 5.04 After 1. 70.919 0.000 46. 4.851 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 245103. 0. 33350. 0. 278453. 13776. 8470. 256207. 12-17 309009. 0. 39959. 0. 348967. 17211. 10616. 321140. 12-18 172102. 0. 20430. 0. 192532. 9449. 5859. 177225. 12-19 125012. 0. 13652. 0. 138664. 6774. 4220. 127669. 12-20 99986. 0. 10050. 0. 110036. 5353. 3350. 101333. 12-21 84170. 0. 7788. 0. 91957. 4456. 2800. 84702. 12-22 73155. 0. 6232. 0. 79386. 3832. 2418. 73136. 12-23 64989. 0. 5097. 0. 70086. 3372. 2135. 64579. 12-24 58663. 0. 4236. 0. 62899. 3016. 1916. 57966. 12-25 53597. 0. 3563. 0. 57161. 2733. 1742. 52686. 12-26 49286. 0. 3017. 0. 52303. 2493. 1594. 48215. Sub-T 1335070. 0. 147374. 0. 1482444. 72466. 45119. 1364859. After 449725. 0. 15994. 0. 465720. 21887. 14203. 429630. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 3040. 23750. 0. 0. 26790. 229417. 229417. 144844. 12-17 9120. 0. 0. 0. 9120. 312020. 541437. 186063. 12-18 9120. 0. 0. 0. 9120. 168105. 709542. 90810. 12-19 9120. 0. 0. 0. 9120. 118549. 828091. 58156. 12-20 9120. 0. 0. 0. 9120. 92213. 920304. 41103. 12-21 9120. 0. 0. 0. 9120. 75582. 995886. 30617. 12-22 9120. 0. 0. 0. 9120. 64016. 1059902. 23570. 12-23 9120. 0. 0. 0. 9120. 55459. 1115361. 18560. 12-24 9120. 0. 0. 0. 9120. 48846. 1164207. 14859. 12-25 9120. 0. 0. 0. 9120. 43566. 1207773. 12047. 12-26 9120. 0. 0. 0. 9120. 39095. 1246869. 9828. Sub-T 94240. 23750. 0. 0. 117990. 1246869. 1246869. 630457. After 172520. 0. 0. 0. 172520. 257110. 1503979. 39606. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 670063. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH G #21H TABLE 285 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 670.063 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 484.783 20.0000 362.341 REMARKS PERFS: - COTULLA 25.0000 277.511 30.0000 216.658 35.0000 171.819 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 38.651 0.000 97. 2.644 0.000 7. 92.71 5.04 12-17 1. 48.729 0.000 116. 3.333 0.000 8. 92.71 5.04 12-18 1. 27.140 0.000 59. 1.856 0.000 4. 92.71 5.04 12-19 1. 19.714 0.000 40. 1.348 0.000 3. 92.71 5.04 12-20 1. 15.767 0.000 29. 1.078 0.000 2. 92.71 5.04 12-21 1. 13.273 0.000 23. 0.908 0.000 2. 92.71 5.04 12-22 1. 11.536 0.000 18. 0.789 0.000 1. 92.71 5.04 12-23 1. 10.248 0.000 15. 0.701 0.000 1. 92.71 5.04 12-24 1. 9.251 0.000 12. 0.633 0.000 1. 92.71 5.04 12-25 1. 8.452 0.000 10. 0.578 0.000 1. 92.71 5.04 12-26 1. 7.772 0.000 9. 0.532 0.000 1. 92.71 5.04 Sub-T 1. 210.534 0.000 427. 14.401 0.000 29. 92.71 5.04 After 1. 70.919 0.000 46. 4.851 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 245103. 0. 33350. 0. 278453. 13776. 8470. 256207. 12-17 309009. 0. 39959. 0. 348967. 17211. 10616. 321140. 12-18 172102. 0. 20430. 0. 192532. 9449. 5859. 177225. 12-19 125012. 0. 13652. 0. 138664. 6774. 4220. 127669. 12-20 99986. 0. 10050. 0. 110036. 5353. 3350. 101333. 12-21 84170. 0. 7788. 0. 91957. 4456. 2800. 84702. 12-22 73155. 0. 6232. 0. 79386. 3832. 2418. 73136. 12-23 64989. 0. 5097. 0. 70086. 3372. 2135. 64579. 12-24 58663. 0. 4236. 0. 62899. 3016. 1916. 57966. 12-25 53597. 0. 3563. 0. 57161. 2733. 1742. 52686. 12-26 49286. 0. 3017. 0. 52303. 2493. 1594. 48215. Sub-T 1335070. 0. 147374. 0. 1482444. 72466. 45119. 1364859. After 449725. 0. 15994. 0. 465720. 21887. 14203. 429630. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 3040. 23750. 0. 0. 26790. 229417. 229417. 144844. 12-17 9120. 0. 0. 0. 9120. 312020. 541437. 186063. 12-18 9120. 0. 0. 0. 9120. 168105. 709542. 90810. 12-19 9120. 0. 0. 0. 9120. 118549. 828091. 58156. 12-20 9120. 0. 0. 0. 9120. 92213. 920304. 41103. 12-21 9120. 0. 0. 0. 9120. 75582. 995886. 30617. 12-22 9120. 0. 0. 0. 9120. 64016. 1059902. 23570. 12-23 9120. 0. 0. 0. 9120. 55459. 1115361. 18560. 12-24 9120. 0. 0. 0. 9120. 48846. 1164207. 14859. 12-25 9120. 0. 0. 0. 9120. 43566. 1207773. 12047. 12-26 9120. 0. 0. 0. 9120. 39095. 1246869. 9828. Sub-T 94240. 23750. 0. 0. 117990. 1246869. 1246869. 630457. After 172520. 0. 0. 0. 172520. 257110. 1503979. 39606. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 670063. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH H #15H TABLE 286 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHA COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 654.286 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 468.137 20.0000 346.196 REMARKS PERFS: - COTULLA 25.0000 262.454 30.0000 202.903 35.0000 159.400 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 13.327 0.000 34. 0.912 0.000 2. 92.71 5.04 12-17 1. 65.112 0.000 158. 4.454 0.000 11. 92.71 5.04 12-18 1. 30.218 0.000 67. 2.067 0.000 5. 92.71 5.04 12-19 1. 21.101 0.000 43. 1.443 0.000 3. 92.71 5.04 12-20 1. 16.575 0.000 31. 1.134 0.000 2. 92.71 5.04 12-21 1. 13.808 0.000 24. 0.944 0.000 2. 92.71 5.04 12-22 1. 11.920 0.000 19. 0.815 0.000 1. 92.71 5.04 12-23 1. 10.538 0.000 16. 0.721 0.000 1. 92.71 5.04 12-24 1. 9.479 0.000 13. 0.648 0.000 1. 92.71 5.04 12-25 1. 8.637 0.000 11. 0.591 0.000 1. 92.71 5.04 12-26 1. 7.936 0.000 9. 0.543 0.000 1. 92.71 5.04 Sub-T 1. 208.651 0.000 425. 14.272 0.000 29. 92.71 5.04 After 1. 72.802 0.000 48. 4.980 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 84513. 0. 11597. 0. 96109. 4757. 2923. 88429. 12-17 412902. 0. 54645. 0. 467546. 23092. 14223. 430232. 12-18 191621. 0. 23231. 0. 214852. 10557. 6537. 197758. 12-19 133809. 0. 14920. 0. 148728. 7274. 4527. 136928. 12-20 105108. 0. 10786. 0. 115894. 5644. 3528. 106722. 12-21 87563. 0. 8271. 0. 95834. 4648. 2918. 88268. 12-22 75587. 0. 6573. 0. 82161. 3970. 2502. 75689. 12-23 66828. 0. 5350. 0. 72179. 3475. 2199. 66505. 12-24 60108. 0. 4431. 0. 64539. 3097. 1966. 59476. 12-25 54769. 0. 3717. 0. 58487. 2798. 1782. 53906. 12-26 50324. 0. 3145. 0. 53469. 2551. 1629. 49288. Sub-T 1323132. 0. 146666. 0. 1469798. 71864. 44734. 1353200. After 461664. 0. 16702. 0. 478366. 22489. 14588. 441289. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 760. 23750. 0. 0. 24510. 63919. 63919. 39788. 12-17 9120. 0. 0. 0. 9120. 421112. 485031. 251857. 12-18 9120. 0. 0. 0. 9120. 188638. 673669. 101950. 12-19 9120. 0. 0. 0. 9120. 127808. 801476. 62710. 12-20 9120. 0. 0. 0. 9120. 97602. 899078. 43509. 12-21 9120. 0. 0. 0. 9120. 79148. 978226. 32064. 12-22 9120. 0. 0. 0. 9120. 66569. 1044794. 24511. 12-23 9120. 0. 0. 0. 9120. 57385. 1102179. 19205. 12-24 9120. 0. 0. 0. 9120. 50356. 1152535. 15319. 12-25 9120. 0. 0. 0. 9120. 44786. 1197321. 12385. 12-26 9120. 0. 0. 0. 9120. 40168. 1237490. 10098. Sub-T 91960. 23750. 0. 0. 115710. 1237490. 1237490. 613394. After 174800. 0. 0. 0. 174800. 266489. 1503978. 40892. Total 266760. 23750. 0. 0. 290510. 1503979. 1503978. 654286. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH H #16H TABLE 287 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 654.286 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 468.137 20.0000 346.196 REMARKS PERFS: - COTULLA 25.0000 262.454 30.0000 202.903 35.0000 159.400 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 1. 13.327 0.000 34. 0.912 0.000 2. 92.71 5.04 12-17 1. 65.112 0.000 158. 4.454 0.000 11. 92.71 5.04 12-18 1. 30.218 0.000 67. 2.067 0.000 5. 92.71 5.04 12-19 1. 21.101 0.000 43. 1.443 0.000 3. 92.71 5.04 12-20 1. 16.575 0.000 31. 1.134 0.000 2. 92.71 5.04 12-21 1. 13.808 0.000 24. 0.944 0.000 2. 92.71 5.04 12-22 1. 11.920 0.000 19. 0.815 0.000 1. 92.71 5.04 12-23 1. 10.538 0.000 16. 0.721 0.000 1. 92.71 5.04 12-24 1. 9.479 0.000 13. 0.648 0.000 1. 92.71 5.04 12-25 1. 8.637 0.000 11. 0.591 0.000 1. 92.71 5.04 12-26 1. 7.936 0.000 9. 0.543 0.000 1. 92.71 5.04 Sub-T 1. 208.651 0.000 425. 14.272 0.000 29. 92.71 5.04 After 1. 72.802 0.000 48. 4.980 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 84513. 0. 11597. 0. 96109. 4757. 2923. 88429. 12-17 412902. 0. 54645. 0. 467546. 23092. 14223. 430232. 12-18 191621. 0. 23231. 0. 214852. 10557. 6537. 197758. 12-19 133809. 0. 14920. 0. 148728. 7274. 4527. 136928. 12-20 105108. 0. 10786. 0. 115894. 5644. 3528. 106722. 12-21 87563. 0. 8271. 0. 95834. 4648. 2918. 88268. 12-22 75587. 0. 6573. 0. 82161. 3970. 2502. 75689. 12-23 66828. 0. 5350. 0. 72179. 3475. 2199. 66505. 12-24 60108. 0. 4431. 0. 64539. 3097. 1966. 59476. 12-25 54769. 0. 3717. 0. 58487. 2798. 1782. 53906. 12-26 50324. 0. 3145. 0. 53469. 2551. 1629. 49288. Sub-T 1323132. 0. 146666. 0. 1469798. 71864. 44734. 1353200. After 461664. 0. 16702. 0. 478366. 22489. 14588. 441289. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 760. 23750. 0. 0. 24510. 63919. 63919. 39788. 12-17 9120. 0. 0. 0. 9120. 421112. 485031. 251857. 12-18 9120. 0. 0. 0. 9120. 188638. 673669. 101950. 12-19 9120. 0. 0. 0. 9120. 127808. 801476. 62710. 12-20 9120. 0. 0. 0. 9120. 97602. 899078. 43509. 12-21 9120. 0. 0. 0. 9120. 79148. 978226. 32064. 12-22 9120. 0. 0. 0. 9120. 66569. 1044794. 24511. 12-23 9120. 0. 0. 0. 9120. 57385. 1102179. 19205. 12-24 9120. 0. 0. 0. 9120. 50356. 1152535. 15319. 12-25 9120. 0. 0. 0. 9120. 44786. 1197321. 12385. 12-26 9120. 0. 0. 0. 9120. 40168. 1237490. 10098. Sub-T 91960. 23750. 0. 0. 115710. 1237490. 1237490. 613394. After 174800. 0. 0. 0. 174800. 266489. 1503978. 40892. Total 266760. 23750. 0. 0. 290510. 1503979. 1503978. 654286. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH H #22H TABLE 288 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 638.880 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 452.063 20.0000 330.771 REMARKS PERFS: - COTULLA 25.0000 248.214 30.0000 190.022 35.0000 147.878 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 67.989 0.000 168. 4.650 0.000 11. 92.71 5.04 12-18 1. 34.281 0.000 78. 2.345 0.000 5. 92.71 5.04 12-19 1. 22.740 0.000 48. 1.555 0.000 3. 92.71 5.04 12-20 1. 17.486 0.000 34. 1.196 0.000 2. 92.71 5.04 12-21 1. 14.396 0.000 26. 0.985 0.000 2. 92.71 5.04 12-22 1. 12.334 0.000 20. 0.844 0.000 1. 92.71 5.04 12-23 1. 10.848 0.000 16. 0.742 0.000 1. 92.71 5.04 12-24 1. 9.720 0.000 13. 0.665 0.000 1. 92.71 5.04 12-25 1. 8.831 0.000 11. 0.604 0.000 1. 92.71 5.04 12-26 1. 8.103 0.000 10. 0.554 0.000 1. 92.71 5.04 Sub-T 1. 206.729 0.000 423. 14.140 0.000 29. 92.71 5.04 After 1. 74.724 0.000 51. 5.111 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 431144. 0. 57808. 0. 488953. 24168. 14873. 449911. 12-18 217389. 0. 26919. 0. 244308. 12019. 7433. 224856. 12-19 144202. 0. 16417. 0. 160620. 7865. 4888. 147867. 12-20 110883. 0. 11617. 0. 122500. 5972. 3729. 112799. 12-21 91291. 0. 8804. 0. 100095. 4860. 3048. 92187. 12-22 78216. 0. 6944. 0. 85160. 4119. 2593. 78448. 12-23 68793. 0. 5623. 0. 74415. 3586. 2267. 68563. 12-24 61639. 0. 4638. 0. 66277. 3183. 2019. 61075. 12-25 56000. 0. 3880. 0. 59880. 2867. 1824. 55188. 12-26 51384. 0. 3278. 0. 54662. 2610. 1666. 50387. Sub-T 1310941. 0. 145928. 0. 1456869. 71248. 44340. 1341281. After 473855. 0. 17440. 0. 491295. 23105. 14982. 453208. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794488. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 7600. 23750. 0. 0. 31350. 418561. 418561. 247689. 12-18 9120. 0. 0. 0. 9120. 215736. 634297. 116669. 12-19 9120. 0. 0. 0. 9120. 138747. 773044. 68093. 12-20 9120. 0. 0. 0. 9120. 103679. 876723. 46224. 12-21 9120. 0. 0. 0. 9120. 83067. 959791. 33654. 12-22 9120. 0. 0. 0. 9120. 69328. 1029119. 25528. 12-23 9120. 0. 0. 0. 9120. 59443. 1088561. 19895. 12-24 9120. 0. 0. 0. 9120. 51955. 1140516. 15806. 12-25 9120. 0. 0. 0. 9120. 46068. 1186584. 12740. 12-26 9120. 0. 0. 0. 9120. 41267. 1227851. 10374. Sub-T 89680. 23750. 0. 0. 113430. 1227851. 1227851. 596671. After 177080. 0. 0. 0. 177080. 276127. 1503979. 42209. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 638880. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH H #23H TABLE 289 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 638.880 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 452.063 20.0000 330.771 REMARKS PERFS: - COTULLA 25.0000 248.214 30.0000 190.022 35.0000 147.878 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 67.989 0.000 168. 4.650 0.000 11. 92.71 5.04 12-18 1. 34.281 0.000 78. 2.345 0.000 5. 92.71 5.04 12-19 1. 22.740 0.000 48. 1.555 0.000 3. 92.71 5.04 12-20 1. 17.486 0.000 34. 1.196 0.000 2. 92.71 5.04 12-21 1. 14.396 0.000 26. 0.985 0.000 2. 92.71 5.04 12-22 1. 12.334 0.000 20. 0.844 0.000 1. 92.71 5.04 12-23 1. 10.848 0.000 16. 0.742 0.000 1. 92.71 5.04 12-24 1. 9.720 0.000 13. 0.665 0.000 1. 92.71 5.04 12-25 1. 8.831 0.000 11. 0.604 0.000 1. 92.71 5.04 12-26 1. 8.103 0.000 10. 0.554 0.000 1. 92.71 5.04 Sub-T 1. 206.729 0.000 423. 14.140 0.000 29. 92.71 5.04 After 1. 74.724 0.000 51. 5.111 0.000 3. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 431144. 0. 57808. 0. 488953. 24168. 14873. 449911. 12-18 217389. 0. 26919. 0. 244308. 12019. 7433. 224856. 12-19 144202. 0. 16417. 0. 160620. 7865. 4888. 147867. 12-20 110883. 0. 11617. 0. 122500. 5972. 3729. 112799. 12-21 91291. 0. 8804. 0. 100095. 4860. 3048. 92187. 12-22 78216. 0. 6944. 0. 85160. 4119. 2593. 78448. 12-23 68793. 0. 5623. 0. 74415. 3586. 2267. 68563. 12-24 61639. 0. 4638. 0. 66277. 3183. 2019. 61075. 12-25 56000. 0. 3880. 0. 59880. 2867. 1824. 55188. 12-26 51384. 0. 3278. 0. 54662. 2610. 1666. 50387. Sub-T 1310941. 0. 145928. 0. 1456869. 71248. 44340. 1341281. After 473855. 0. 17440. 0. 491295. 23105. 14982. 453208. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794488. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 7600. 23750. 0. 0. 31350. 418561. 418561. 247689. 12-18 9120. 0. 0. 0. 9120. 215736. 634297. 116669. 12-19 9120. 0. 0. 0. 9120. 138747. 773044. 68093. 12-20 9120. 0. 0. 0. 9120. 103679. 876723. 46224. 12-21 9120. 0. 0. 0. 9120. 83067. 959791. 33654. 12-22 9120. 0. 0. 0. 9120. 69328. 1029119. 25528. 12-23 9120. 0. 0. 0. 9120. 59443. 1088561. 19895. 12-24 9120. 0. 0. 0. 9120. 51955. 1140516. 15806. 12-25 9120. 0. 0. 0. 9120. 46068. 1186584. 12740. 12-26 9120. 0. 0. 0. 9120. 41267. 1227851. 10374. Sub-T 89680. 23750. 0. 0. 113430. 1227851. 1227851. 596671. After 177080. 0. 0. 0. 177080. 276127. 1503979. 42209. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 638880. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

ZAZA ENERGY, LLC ESTIMATED RESERVES AND ECONOMICS ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS As of 1/12 WRIGHT RANCH I #24H TABLE 290 FIELD: EAGLEVILLE RESERVOIR: EAGLE FORD SHAL COUNTY: LA SALLE STATE: TX RESERVE TYPE OPERATOR: HESS CORPORATION PROBABLE UNDEVELOPED ---------- REVENUE INTERESTS ---------- --------PRODUCT PRICES-------- -FUTURE NET INCOME Expense Oil/ Plant Oil/Cond Plt. Prod. Gas Discount Income Interest Cond. Products Gas $/Bbl $/Bbl $/Mcf Rate M$ -------- ---------- -------- ------- ------ ------ ------ -------------------- INITIAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 10.0000 623.837 FINAL 0.0950000 0.0684000 0.0684000 0.0684000 92.71 0.00 5.04 15.0000 436.540 20.0000 316.032 REMARKS PERFS: - COTULLA 25.0000 234.746 30.0000 177.958 35.0000 137.189 -------ESTIMATED 8/8 THS PRODUCTION------- ---------COMPANY NET PRODUCTION--------- --AVERAGE PRICES-- -END-MO-YR WELLS Oil/Cond Plant Prod. Gas Oil/Cond Plant Prod. Sales Gas Oil/Co Gas ----- ------ ----MBbls--- ----MBbls--- ---MMCF--- ---MBbls-- ---MBbls-- ---MMCF-- --$/bbl --$/MCF-- 12-12 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-13 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-14 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-15 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-16 0. 0.000 0.000 0. 0.000 0.000 0. 0.00 0.00 12-17 1. 55.267 0.000 137. 3.780 0.000 9. 92.71 5.04 12-18 1. 39.969 0.000 93. 2.734 0.000 6. 92.71 5.04 12-19 1. 24.712 0.000 53. 1.690 0.000 4. 92.71 5.04 12-20 1. 18.522 0.000 36. 1.267 0.000 2. 92.71 5.04 12-21 1. 15.046 0.000 27. 1.029 0.000 2. 92.71 5.04 12-22 1. 12.784 0.000 21. 0.874 0.000 1. 92.71 5.04 12-23 1. 11.180 0.000 17. 0.765 0.000 1. 92.71 5.04 12-24 1. 9.976 0.000 14. 0.682 0.000 1. 92.71 5.04 12-25 1. 9.035 0.000 12. 0.618 0.000 1. 92.71 5.04 12-26 1. 8.275 0.000 10. 0.566 0.000 1. 92.71 5.04 Sub-T 1. 204.766 0.000 421. 14.006 0.000 29. 92.71 5.04 After 1. 76.687 0.000 53. 5.245 0.000 4. 92.71 5.04 Total 1. 281.453 0.000 474. 19.251 0.000 32. 92.71 5.04 Cumulative 0.000 0.000 0. Ultimate 281.453 0.000 474. -------------------COMPANY FUTURE GROSS REVENUE------------------- ---- PROD & ADV TAXES ---- ----REVENUE---- -END-MO-YR Oil/Cond Plt. Products Gas Other Total SEV TAX ADV TAX AFTER SEV & ADV ----- -----$------ -----$------ -----$----- ----$----- ----$----- -----$----- ------$---- -------$------- 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 350468. 0. 47327. 0. 397795. 19671. 12100. 366024. 12-18 253461. 0. 32065. 0. 285526. 14064. 8687. 262775. 12-19 156708. 0. 18217. 0. 174925. 8575. 5323. 161027. 12-20 117455. 0. 12563. 0. 130018. 6345. 3958. 119716. 12-21 95409. 0. 9393. 0. 104803. 5093. 3191. 96519. 12-22 81066. 0. 7347. 0. 88414. 4280. 2692. 81441. 12-23 70896. 0. 5916. 0. 76812. 3705. 2339. 70767. 12-24 63262. 0. 4860. 0. 68122. 3275. 2075. 62773. 12-25 57295. 0. 4053. 0. 61348. 2940. 1869. 56539. 12-26 52472. 0. 3417. 0. 55890. 2670. 1703. 51517. Sub-T 1298494. 0. 145159. 0. 1443652. 70618. 43937. 1329098. After 486302. 0. 18210. 0. 504511. 23736. 15385. 465391. Total 1784796. 0. 163368. 0. 1948164. 94353. 59322. 1794489. ------------------------------ DEDUCTIONS ------------------------------- ---FUTURE NET INCOME BEFORE INCOME TAXES--- -END- Operating Development Abandonment Undiscounted Discounted MO-YR Costs Costs Costs Other Total Annual Cumulative @ 10.0% ----- ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ ------$------ 12-12 0. 0. 0. 0. 0. 0. 0. 0. 12-13 0. 0. 0. 0. 0. 0. 0. 0. 12-14 0. 0. 0. 0. 0. 0. 0. 0. 12-15 0. 0. 0. 0. 0. 0. 0. 0. 12-16 0. 0. 0. 0. 0. 0. 0. 0. 12-17 5320. 23750. 0. 0. 29070. 336954. 336954. 196317. 12-18 9120. 0. 0. 0. 9120. 253655. 590609. 137303. 12-19 9120. 0. 0. 0. 9120. 151907. 742516. 74573. 12-20 9120. 0. 0. 0. 9120. 110596. 853112. 49314. 12-21 9120. 0. 0. 0. 9120. 87399. 940510. 35412. 12-22 9120. 0. 0. 0. 9120. 72321. 1012832. 26631. 12-23 9120. 0. 0. 0. 9120. 61647. 1074479. 20633. 12-24 9120. 0. 0. 0. 9120. 53653. 1128132. 16323. 12-25 9120. 0. 0. 0. 9120. 47419. 1175551. 13114. 12-26 9120. 0. 0. 0. 9120. 42397. 1217948. 10658. Sub-T 87400. 23750. 0. 0. 111150. 1217948. 1217948. 580279. After 179360. 0. 0. 0. 179360. 286031. 1503979. 43558. Total 266760. 23750. 0. 0. 290510. 1503979. 1503979. 623837. SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT